UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04603

Thrivent Series Fund, Inc.

(Exact name of registrant as specified in charter)

625 Fourth Avenue South Minneapolis, Minnesota	55415
(Address of principal executive offices)	(Zip code)

John L. Sullivan, Assistant Secretary

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5704

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1.	Report to Stockholders

Thrivent Series Fund, Inc.

Semiannual Report June 30, 2009

Go Paperless.

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23572SAR R8-09 Thrivent.com

Dear Member:

Economic and Market Review

Stocks and bonds generally posted positive returns during the six-month period ended June 30, 2009, as economic weakness slowed and market currents began to reverse. Investors continued to seek safety from the global economic downturn during the first part of the reporting period, favoring Treasury securities over riskier investments. The situation began to reverse in March, however, as massive government liquidity programs and hints of a potential economic recovery began to draw investors back to stocks and more aggressive bonds.

U.S. Economy

The economy continued to shrink during the reporting period as tight lending standards, declining housing and investment values and rising unemployment curbed consumer and business spending. The nation’s gross domestic product decreased 5.5% in the first quarter of 2009 and appeared to contract again during the second quarter, although less sharply.1

The housing market showed some signs of improvement, though sales and prices of existing homes remained well below their year-earlier levels. Lower mortgage rates and cheaper home prices attracted increasing numbers of first-time home buyers in lower-priced listings, but sales of higher-priced homes remained sluggish. Existing home sales rose in both April and May, the first back-to-back monthly gain since September 2005.2

A growing drag on consumer confidence and spending was, in part, the sharp increase in job losses throughout the six-month reporting period. The national unemployment rate jumped from 7.2% in December 2008 to 9.5% in June, a 26-year high. During the period, the number of unemployed persons increased from 11.1 million to 14.7 million.3

Inflation & Monetary Policy

Inflation grew during the period, though few market watchers believed inflation would become a problem in the near future since the recession continued to curb wages and spending. The Consumer Price Index (CPI) rose at a 2.7% annual rate during the first six months of 2009, compared with a 0.1% rate for all of 2008.

The Federal Reserve’s Federal Open Market Committee (FOMC) kept the federal funds target interest rate at a range of zero to 0.25% throughout the period. Members noted in June that economic conditions were likely to warrant exceptionally low interest rate levels for an extended period. More important to the investment markets were the Fed’s extraordinary measures to expand its balance sheet and inject massive liquidity into the financial system, including buying large amounts of agency mortgage-backed and Treasury securities.

Equity Performance

Stock prices generally declined early in the period—with some indexes falling in March to lows not seen in over a decade—as investors worried about the troubled credit, housing, job and consumer markets and about how long the recession would last. Stocks reversed course in March, however, and rebounded into June, indicating that investors possibly began to see signs that the nation’s economy might start growing again.

Large-company and small-company stocks performed similarly over the period. The S&P 500 Index of large-company stocks posted a 3.19% total return, while the Russell 2000® Index of small-company stocks recorded a 2.64% return. Growth-oriented stocks outperformed value stocks by a wide margin, with the Russell 1000® Growth Index returning 11.53% and the Russell 1000® Value Index posting a return of -2.87%. Information technology, materials and consumer discretionary were the best-performing market sectors, while the industrials, telecommunications services and financials sectors fared worst.

Major market foreign stocks outperformed most domestic markets. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index posted a 8.42% total return in dollar terms during the period, and the MSCI Emerging Markets Index returned an extraordinary 36.22%.

Fixed-Income Performance

Fixed-income investors continued to seek safety from the global liquidity crisis during the first part of the period, shunning most types of risk assets such as corporate bonds and mortgage-backed securities. In March, however, large-scale government liquidity programs and signs of a potential economic recovery appeared to attract investors back to riskier bond types.

The yield curve steepened during the period as Treasury yields rose sharply in longer-maturity lengths. The six-month Treasury yield increased from 0.27% to 0.35%, the five-year yield rose from 1.55% to 2.54%, the 10-year yield increased from 2.25% to 3.53%, and the 30-year Treasury yield rose from 2.69% to 4.32%. One-month Treasury yields hovered near zero on several occasions during the period.

The Barclays Capital Aggregate Bond Index of the broad U.S. bond market posted a 1.90% total return for the six-month period, while the Barclays Capital Government/Corporate 1-3 Year Bond Index registered a 2.00% total return. The Barclays Capital Municipal Bond Index posted a 6.35% total return. Below-investment-grade corporate bonds were among the strongest performers, with the Barclays Capital U.S. Corporate High Yield Bond Index registering a robust 30.43% total return.

Outlook

We expect an economic recovery to begin sometime in the second half of 2009. The unprecedented amount of government stimulus in the system should begin to spur growth in the second half, but we believe growth will likely remain below trend and unemployment could stay stubbornly high for the foreseeable future. Under such a scenario, the Federal Reserve will likely keep short-term interest rates at current record-low levels for the foreseeable future.

We remain concerned about the threats to growth posed by continued problems in the housing and credit markets, rising unemployment and weak consumer and business spending, but the worst appears to be behind us. As always, we will monitor the economy and markets closely and work hard to provide ongoing value to you.

What do I do now?

That is the question I am often asked when discussing today’s challenging markets with members and colleagues. Given the turbulence the markets have exhibited over the course of the past year, investors have every right to ask the question. Let me offer some thoughts.

What is your view on cash positions?

With money market and savings account yields at historic lows and no indication of a rise in short-term interest rates on the horizon, consider looking for more potential return in other financial vehicles. Depending on your liquidity needs, your risk tolerance and your overall goals for your current money market or bank account assets, Thrivent Financial and your Thrivent Financial representative stand at the ready with products and guidance, depending on your own specific situation, that could offer more potential return with moderate market risk.

When and how does one get back into the market?

Many investors grew alarmed last fall and this past winter when the market endured a particularly painful sell-off and pulled money from the market because they were scared of losing even more. Now you may wonder if it’s “safe” to get back in. Unfortunately, no one can predict whether or not the stock market will continue its recent recovery—there are simply too many unknowns.

What I can tell you, however, is that the stock market appears to us to be attractively valued right now and that an allocation to stocks, and their historic long-term growth potential, is often a component of a successful retirement strategy.

How is Thrivent Financial weathering the economic and market storms of the past year?

I’m gratified to say that Thrivent Financial remains solid and that its capital position is among the strongest in the industry. Certainly, we have experienced some financial impact as a result of market declines, but our general avoidance of lower-quality mortgage-backed securities and our attention to risk control processes helped us avoid major exposure to troubled financial companies. Please note, however, that our current and future investment holdings are always subject to market risk, among other risks.

Our strength lies in our difference from other companies. Rather than focusing on short-term earnings to please Wall Street, we focus on you, our members. While we, and our products tied to the financial markets, are not immune to volatility, we are committed to helping you with your financial security and goals. Our financial representatives have a wealth of tools and materials to assist with today’s volatile markets. I recommend that you consult with your Thrivent Financial representative if you would like to talk about your particular situation. If you would like to find a Thrivent Financial representative, go to Thrivent.com or call 800-THRIVENT (800-847-4836).

In the meantime, thank you for continuing to turn to us for your financial needs and goals.

Sincerely,

Russell W. Swansen
President, Director and Chief Investment Officer Thrivent Series Fund, Inc.

[1]	U.S. Department of Commerce, Bureau of Economic Analysis

[2]	National Association of Realtors

[3]	U.S. Department of Labor, Bureau of Labor Statistics

Thrivent Aggressive Allocation Portfolio

Russell W. Swansen, David C. Francis, CFA, and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Aggressive Allocation Portfolio seeks long-term capital growth by implementing an asset allocation strategy.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying asset classes in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Aggressive Allocation Portfolio earned a total return of 6.56% as compared to the median return of its peer group, the Lipper Multi-Cap Core category, of 6.67%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index, achieved a return of 3.19% and 1.90%, respectively.

What factors affected the Portfolio’s performance?

Underweighting the most conservative fixed-income categories and Treasury bonds, an overweighted allocation to credit in fixed-income segments and broad diversification in the equity component of the Portfolio were the primary factors leading to better-than-benchmark results in the reporting period.

Investors’ appetite for risky asset segments returned in the first half of 2009, following the extraordinary decline in risk assets in the second half of 2008. In the fixed-income segment of the account, we remained underweighted in U.S. Treasury securities and overweighted in credit-exposed components of the fixed-income markets. The high-yield component of the account achieved handsome returns, far ahead of many equity segments of the markets.

In the equity components of the Portfolio, many of the subsectors also outperformed their respective benchmarks, with particularly good results achieved in the mid-cap accounts. The Portfolio was broadly diversified across most of the major equity market segments and that diversification provided exposure to many markets that outperformed the S&P 500 Index.

What is your outlook?

Evidence suggests the economy is recovering from the extreme weakness seen late in 2008 and early this year. While the economic recovery remains fragile due to the continued challenges in the financial sector, it appears policy actions have been sufficient to forestall an ongoing credit contraction.

We believe that the economic recovery will likely be muted versus past experience. That does not negate the probability of a cyclical rally in the financial markets, but suggests more limited opportunities as the markets advance. It is our belief that earnings will be the key driver this cycle, much as it was in the advance in equities in the prior cycle, as price/earnings ratios are unlikely to expand given the expectations for high levels of debt issuance in the coming years. Corporate earnings, excluding the financial sector, have held up relatively well due to aggressive cost cutting and inventory management. That said, corporations cannot cut costs indefinitely and at some point sales growth will be necessary to drive earnings higher. We believe global growth will be sufficient to allow revenue expansion, as the economic recovery should take hold in the second half of this year.

Portfolio Facts

As of June 30, 2009

Net Assets	$397,484,583
NAV	$9.06
NAV - High†	6/2/2009 - $9.34
NAV - Low†	3/9/2009 - $6.61
Number of Holdings: 21

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	From Inception 4/29/2005
(26.55%)	(1.17%)

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Moderately Aggressive Allocation Portfolio Russell W. Swansen, David C. Francis, CFA, and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Moderately Aggressive Allocation Portfolio seeks long-term capital growth by implementing an asset allocation strategy. The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying asset classes in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Moderately Aggressive Allocation Portfolio earned a total return of 7.03% as compared to the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of 6.00%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index, achieved a return of 3.19% and 1.90%, respectively.

What factors affected the Portfolio’s performance?

Underweighting the most conservative fixed-income categories and Treasury bonds, an overweighted allocation to credit in fixed-income segments and broad diversification in the equity component of the Portfolio were the primary factors leading to better-than-benchmark results in the reporting period.

Investors’ appetite for risky asset segments returned in the first half of 2009, following the extraordinary decline in risk assets in the second half of 2008. In the fixed-income segment of the account, we remained underweighted in U.S. Treasury securities and overweighted in credit-exposed components of the fixed-income markets. The high-yield component of the account achieved handsome returns, far ahead of many equity segments of the markets.

In the equity components of the Portfolio, many of the subsectors also outperformed their respective benchmarks, with particularly good results achieved in the mid-cap accounts. The Portfolio was broadly diversified across most of the major equity market segments and that diversification provided exposure to many markets that outperformed the S&P 500 Index.

What is your outlook?

Evidence suggests the economy is recovering from the extreme weakness seen late in 2008 and early this year. While the economic recovery remains fragile due to the continued challenges in the financial sector, it appears policy actions have been sufficient to forestall an ongoing credit contraction.

We believe that the economic recovery will likely be muted versus past experience. That does not negate the probability of a cyclical rally in the financial markets,

but suggests more limited opportunities as the markets advance. It is our belief that earnings will be the key driver this cycle, much as it was in the advance in equities in the prior cycle, as price/earnings ratios are unlikely to expand given the expectations for high levels of debt issuance in the coming years. Corporate earnings, excluding the financial sector, have held up relatively well due to aggressive cost cutting and inventory management. That said, corporations cannot cut costs indefinitely and at some point sales growth will be necessary to drive earnings higher. We believe global growth will be sufficient to allow revenue expansion as the economic recovery should take hold in the second half of this year.

Portfolio Facts

As of June 30, 2009

Net Assets	$1,529,495,643
NAV	$9.25
NAV - High†	6/2/2009 - $9.46
NAV - Low†	3/9/2009 - $6.92
Number of Holdings: 36

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	From Inception 4/29/2005
(22.44%)	(0.62%)

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Moderate Allocation Portfolio

Russell W. Swansen, David C. Francis, CFA, and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Moderate Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying asset classes in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Moderate Allocation Portfolio earned a total return of 7.17% as compared to the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of 6.04%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index, achieved a return of 3.19% and 1.90%, respectively.

What factors affected the Portfolio’s performance?

Underweighting the most conservative fixed-income categories and Treasury bonds, an overweighted allocation to credit in fixed-income segments and broad diversification in the equity component of the Portfolio were the primary factors leading to better-than-benchmark results in the reporting period.

Investors’ appetite for risky asset segments returned in the first half of 2009, following the extraordinary decline in risk assets in the second half of 2008. In the fixed-income segment of the account, we remained underweighted in U.S. Treasury securities and overweighted in credit-exposed components of the fixed-income markets. The high-yield component of the account achieved handsome returns, far ahead of many equity segments of the markets.

In the equity components of the Portfolio, many of the subsectors also outperformed their respective benchmarks, with particularly good results achieved in the mid-cap accounts. The Portfolio was broadly diversified across most of the major equity market segments and that diversification provided exposure to many markets that outperformed the S&P 500 Index.

What is your outlook?

Evidence suggests the economy is recovering from the extreme weakness seen late in 2008 and early this year. While the economic recovery remains fragile due to the continued challenges in the financial sector, it appears policy actions have been sufficient to forestall an ongoing credit contraction.

We believe that the economic recovery will likely be muted versus past experience. That does not negate the probability of a cyclical rally in the financial markets, but suggests more limited opportunities as the markets advance. It is our belief that earnings will be the key driver this cycle, much as it was in the advance in equities in the prior cycle, as price/earnings ratios are unlikely to expand given the expectations for high levels of debt issuance in the coming years. Corporate earnings, excluding the financial sector, have held up relatively well due to aggressive cost cutting and inventory management. That said, corporations cannot cut costs indefinitely and at some point sales growth will be necessary to drive earnings higher. We believe global growth will be sufficient to allow revenue expansion as the economic recovery should take hold in the second half of this year.

Portfolio Facts

As of June 30, 2009

Net Assets	$2,050,439,073
NAV	$9.56
NAV - High†	6/12/2009 - $9.69
NAV - Low†	3/9/2009 - $7.48
Number of Holdings: 39

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	From Inception 4/29/2005
(17.36%)	0.33%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Moderately Conservative Allocation Portfolio Russell W. Swansen, David C. Francis, CFA, and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Moderately Conservative Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy. The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying asset classes in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Moderately Conservative Allocation Portfolio earned a total return of 6.96% as compared to the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of 6.08%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index, achieved a return of 3.19% and 1.90%, respectively.

What factors affected the Portfolio’s performance?

Underweighting the most conservative fixed-income categories and Treasury bonds, an overweighted allocation to credit in fixed-income segments and broad diversification in the equity component of the Portfolio were the primary factors leading to better-than-benchmark results in the reporting period.

Investors’ appetite for risky asset segments returned in the first half of 2009, following the extraordinary decline in risk assets in the second half of 2008. In the fixed-income segment of the account, we remained underweighted in U.S. Treasury securities and overweighted in credit-exposed components of the fixed-income markets. The high-yield component of the account achieved handsome returns, far ahead of many equity segments of the markets.

In the equity components of the Portfolio, many of the subsectors also outperformed their respective benchmarks, with particularly good results achieved in the mid-cap accounts. The Portfolio was broadly diversified across most of the major equity market segments and that diversification provided exposure to many markets that outperformed the S&P 500 Index.

What is your outlook?

Evidence suggests the economy is recovering from the extreme weakness seen late in 2008 and early this year. While the economic recovery remains fragile due to the continued challenges in the financial sector, it appears policy actions have been sufficient to forestall an ongoing credit contraction.

We believe that the economic recovery will likely be muted versus past experience. That does not negate the probability of a cyclical rally in the financial markets, but suggests more limited opportunities as the markets advance. It is our belief that earnings will be the key driver this cycle, much as it was in the advance in equities in the prior cycle, as price/earnings ratios are unlikely to expand given the expectations for high levels of debt issuance in the coming years. Corporate earnings, excluding the financial sector, have held up relatively well due to aggressive cost cutting and inventory management. That said, corporations cannot cut costs indefinitely and at some point sales growth will be necessary to drive earnings higher. We believe global growth will be sufficient to allow revenue expansion as the economic recovery should take hold in the second half of this year.

Portfolio Facts

As of June 30, 2009

Net Assets	$839,977,834
NAV	$9.91
NAV - High†	6/12/2009 - $9.98
NAV - Low†	3/9/2009 - $8.24
Number of Holdings: 32

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	From Inception 4/29/2005
(11.31%)	1.28%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Technology Portfolio

Darren M. Bagwell, CFA, Portfolio Manager*

Thrivent Technology Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in securities of technology-related companies. As a consequence, the Portfolio may be subject to greater price volatility than a portfolio investing in a broad range of industries. These and other risks are described in the Portfolio’s prospectus.

*       Effective July 1, 2009, the Portfolio, which has been renamed Thrivent Partner Technology Portfolio, is managed by subadviser Goldman Sachs Asset Management, L.P.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Technology Portfolio earned a total return of 25.41% as compared to the median return of its peer group, the Lipper Science & Technology category, of 25.23%. The Portfolio’s market benchmark, the S&P North American Technology Sector Index, earned a total return of 26.23%.

What factors affected the Portfolio’s performance?

The Portfolio achieved healthy relative outperformance in the “traditional” areas of technology (computer hardware, semiconductors and software and services), which was offset to a disappointing degree by the collective performance of its smaller, diversifying holdings in alternative energy, health care and finance.

On its own, alternative energy was a positive influence on relative returns in the first half of 2009, as confidence in the stimulus-related commitments of China and the U.S. improved sentiment. Technology hardware-related positions were the biggest source of relative outperformance for the period. Positions in value-oriented communication equipment producers ADC Telecommunications, Motorola and Brocade Communications Systems were especially notable. The semiconductor sector was a meaningful contributor to relative performance as well, even though the Portfolio was underexposed to the better-performing chip producers relative to the equipment makers.

Finally, software and services was a neutral influence on Portfolio relative performance, with underperformance in application software and Internet-related holdings offsetting outperformance in IT services and systems-focused holdings.

What is your outlook?

We believe that the second half of 2009 will be characterized by improving (but still anemic) domestic economic growth, depressed interest rates, a stable dollar and technology spending in excess of overall economic growth—but below 2008 and below trend.

These conditions, combined with technology’s growing share of overall capital expenditures (increasingly at the Federal level), generally lean inventories and disciplined spending patterns over the previous cycle, should still allow for relative market leadership by the sector in 2009.

We expect storage, virtualization, mobile Internet and alternative energy to be areas of notable investment opportunities in the year ahead, and believe the semiconductor sector still harbors significant revaluation opportunities despite a difficult demand environment.

We remain steadfast in the Portfolio’s positioning to benefit over the medium- and longer-terms from six key secular trends: “Green” IT Datacenters; Storage Growth; Network/IP Infrastructure Requirements; Alternative Energy Development; Mobile Internet/Smartphone Penetration; and Cloud Computing/Software as a Service. The majority of the Portfolio holdings remain leveraged to these emerging themes, and we are confident that the strategic focus of the Portfolio positions it well for longer-term outperformance.

Portfolio Facts

As of June 30, 2009

Net Assets	$24,491,330
NAV	$4.56
NAV - High†	6/11/2009 - $4.79
NAV - Low†	3/9/2009 - $3.17
Number of Holdings: 39

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	From Inception 3/1/2001
(25.04%)	(4.31%)	(6.69%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The S&P North American Technology Sector Index is the new name for the index formerly known as the CBOE GSTI Composite Index. The S&P North American Technology Sector Index assumes the prior history and is compiled going forward using the same methodology of the CBOE GSTI Composite Index.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Healthcare Portfolio

Subadvised by Sectoral Asset Management, Inc.

Thrivent Partner Healthcare Portfolio seeks long-term capital growth.

The Portfolio’s investments are concentrated in issuers in the health care industry; therefore, the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified fund. In addition, as a non-diversified fund, the portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the portfolio’s performance. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Partner Healthcare Portfolio earned a total return of 6.94% as compared to the median return of its peer group, the Lipper Health/Biotechnology category, of 3.51%. The Portfolio’s market benchmark, the MSCI World Healthcare Index, earned a total return of -1.04%.

What factors affected the Portfolio’s performance?

So far this year, accumulating signs of financial and economic stabilization have led to a recovery in the stock markets in general and commodity, technology and emerging markets in particular. Although health care outperformed during the prior periods of market turmoil, it has underperformed in the most recent six months.

During the first half of 2009, stock selection aided outperformance while industry selection detracted. Both large pharmaceutical takeover targets (Wyeth by Pfizer and Schering-Plough by Merck) were significant positions before their respective acquisition announcements. Other positions that benefitted the Portfolio include medical device company Intuitive Surgical and generics companies Mylan and Teva Pharmaceutical Industries. Undoubtedly, the greatest disappointment was the announcement by the biotechnology company Sequenom of “mishandling of R&D test data and results” on the part of the team behind the development of the (heretofore) promising non-invasive Down’s syndrome test.

What is your outlook?

In times of economic uncertainty, we believe that health care is one of the few sectors that offers investors earnings visibility and growth. With regards to pharmaceuticals, we forecast that worldwide sales growth should be about 3-6% for the next five years with the “pharmerging” markets delivering the bulk of the growth, the U.S. contracting slightly and Europe and Japan growing within the global range. Within the pharmaceutical industry, our preference goes to global players with solid emerging markets exposures, strong R&D capabilities and biologic drugs sales. The last six months of earnings have indicated that demand for biotech products–setting aside inventory and other temporary effects–continues to be strong. We believe that the second half of the year promises numerous significant clinical and regulatory developments and thus should have plentiful news flow. The focus in the specialty pharmacy and generics industry goes to global players and companies with exposures to countries with low generic and pharmaceutical exposures. Med tech is expected to continue recovering, led by manufacturers with reimbursed devices.

Portfolio Facts

As of June 30, 2009

Net Assets	$10,536,578
NAV	$9.56
NAV - High†	6/29/2009 - $9.63
NAV - Low†	3/5/2009 - $7.64
Number of Holdings: 41

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	From Inception 4/30/2008
(7.14%)	(3.67%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The MSCI World Healthcare Index is a capitalization-weighted index of selected health care stocks from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Natural Resources Portfolio

Subadvised by BlackRock Investment Management, LLC

Thrivent Partner Natural Resources Portfolio seeks long-term capital growth. The Portfolio’s investments are concentrated in issuers in the natural resources industry; therefore, the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified fund. In addition, as a non-diversified fund, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Partner Natural Resources Portfolio earned a total return of 16.38% as compared to the median return of its peer group, the Lipper Natural Resources category, of 18.59%. The Portfolio’s market benchmark, the S&P North American Natural Resources Sector Index, earned a total return of 9.96%.

What factors affected the Portfolio’s performance?

Several key areas of commodities markets posted substantial gains as investor sentiment notably improved throughout the semiannual period. Improved growth prospects, coupled with supply cuts resulting from the precipitous price declines in the second half of 2008 and the first few months of 2009, gave investors increased confidence that supply overhangs would be short-lived across a variety of supply-constrained commodities. Oil prices, which had fallen below $35/barrel (bbl) in February, rallied to over $70/bbl before finishing the period at $69/bbl. Economically sensitive commodities such as nickel, lead, copper and zinc also gained.

The Portfolio performed strongly, fueled by gains in March and April across the commodity spectrum. Specifically, the Portfolio benefitted from positioning within the oil and gas equipment and services and oil and gas exploration and production segments. As oil prices rose off the lows set earlier in the year, service companies and producers rallied sharply before pulling back in June. The correction toward the end of the period can be attributed to these expectations perhaps turning out to be a bit too optimistic.

What is your outlook?

While commodity-related stocks outperformed, generating healthy returns during the quarter, they rallied off extremely low levels and remain substantially below where they were in the first half of 2008. We continue to believe that energy stocks offer compelling value at current levels. As market conditions have “normalized,” commodity prices have rebounded, despite continued weakness in demand. Both equity and commodity markets tend to be forward-discounting mechanisms.

Despite remaining constructive on a mid- to long-term basis, given the speed at which the stocks rallied in the March to early June time period, we believe the correction/consolidation period that began in late June is somewhat expected and should be followed by another upturn in stock prices. While macro concerns appear to be weighing on the sector, underlying supply-demand data remains constructive. In the last month, we have allowed cash to accumulate, but remain otherwise aggressively positioned, favoring exploration and production, service/drilling, coal producers and diversified miners. We will look to deploy cash balances on further weakness.

Portfolio Facts

As of June 30, 2009

Net Assets	$12,210,101
NAV	$6.66
NAV - High†	6/1/2009 - $7.44
NAV - Low†	3/2/2009 - $4.97
Number of Holdings: 95

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	From Inception 4/30/2008
(40.76%)	(29.32%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P North American Natural Resources Sector Index is an index of selected U.S. traded natural resource related stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Emerging Markets Portfolio

Subadvised by Aberdeen Asset Management Investment Services Limited

Thrivent Partner Emerging Markets Portfolio seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Partner Emerging Markets Portfolio earned a total return of 33.38% (in U.S dollar terms) as compared to the median return of its peer group, the Lipper Emerging Markets category, of 31.53%. The Portfolio’s market benchmark, the MSCI Emerging Markets Index, earned a total return of 36.22%.

What factors affected the Portfolio’s performance?

Negative stock selection outweighed positive asset allocation, resulting in the Portfolio’s modest underperformance versus the benchmark. Hopes that the worst of the global financial crisis may soon be over fuelled a rally in emerging markets. Against such a backdrop, our defensive holdings lagged behind the high-beta stocks that led the rally. In stock selection, our holdings in India, China and Taiwan hurt performance the most. India’s Satyam Computer Services, for example, was the biggest detractor to relative return; the share price of the company fell sharply after its chairman’s stunning admission of fraud. We have since sold our holding in the company. Meanwhile, China Mobile underperformed amid concerns of rising competition. Mitigating the losses were the positive contributions from our holdings in Indonesia and Turkey.

At the country level, our exposure in (non-benchmark) Hong Kong and overweighted position to India were among the top contributors to relative return. However, the gains were pared by our overweighted stance to Mexico, which lagged behind its peers on concerns over the ongoing drug war and the swine flu outbreak.

What is your outlook?

Emerging markets have risen sharply from their March lows. The rally so far has been driven by strong liquidity flows, loose monetary policy, better-than-expected first-quarter results and optimism that a global economic recovery is just around the corner, which emboldened investors to increase risk appetite and funnel excess cash into financial assets. However, it looks increasingly like markets have run ahead of both economic fundamentals and earnings. Economic conditions remain weak and there has yet to be a pickup in consumer demand. A pullback or period of consolidation would be considered healthy and overdue for markets. Nevertheless, we remain upbeat over the long-term prospects for emerging markets, underpinned by solid fundamentals.

As bottom-up stock pickers, our global allocation strategy depends upon where we can find good quality companies with attractive valuations. To this end, we will maintain our overweighted stance to India and Mexico, as well as our exposure in (non-benchmark) Hong Kong, while remaining underweighted in holdings to China, Korea, Taiwan and Russia.

Portfolio Facts

As of June 30, 2009

Net Assets	$6,630,164
NAV	$7.46
NAV - High†	6/11/2009 - $7.69
NAV - Low†	3/2/2009 - $4.46
Number of Holdings: 48

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	From Inception 4/30/2008
(19.24%)	(21.61%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The MSCI Emerging Markets Index is a modified capitalization-weighted index of selected emerging economies from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Real Estate Securities Portfolio

Reginald L. Pfeifer, CFA, Portfolio Manager

Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income.

The Portfolio is subject to risks arising from the fact that it invests, under normal circumstances, at least 80% of its total assets in securities of companies that are primarily engaged in the real estate industry. Real estate security prices are influenced by the underlying value of properties owned by the company, which may be influenced by the supply and demand for space and other factors. The real estate industry is cyclical, and securities issued by companies doing business in the real estate industry may fluctuate in value. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Real Estate Securities Portfolio earned a total return of -10.87%, net of expenses, as compared to the median return for its peer group, the Lipper Real Estate Variable Account category, of -8.66%. The Portfolio’s market benchmark, the FTSE NAREIT Equity REIT Index, earned a total return of -12.21%.

What factors affected the Portfolio’s performance?

Equity real estate investment trusts (REITs) were under pressure during the first half of 2009, as a result of the faltering U.S. economy, which has caused rising vacancy rates and declining rental rates for all types of real estate. REIT stocks were impacted most significantly by job losses across all industries and reduced demand for real estate space, which led to rising vacancy rates and downward pressure on rental rates for all property types. However, more than 40 REITs were successful in issuing over $13 billion of equity during the first half of 2009, which helped REIT stock prices rebound from their lows in early March. This issuance of new equity has reduced the risk of insolvency within the REIT sector, and started the process of deleveraging.

The best-performing sectors in the Portfolio were regional malls, lodging, specialty, and mortgage REITs. All of these sectors generated positive returns during the first half of 2009. The Portfolio’s underweighted allocation to diversified and self-storage REITs, which underperformed other property sectors during the period, also contributed positively to results.

What is your outlook?

We believe that the U.S. economy will remain weak for the near future, and as a result we expect real estate vacancy rates to continue to rise. Housing price declines and job losses are likely to negatively impact consumer spending until housing prices stabilize and job growth resumes.

Based on our outlook, we plan to concentrate the Portfolio’s exposure in well-capitalized U.S. REITs with high-quality real estate and best-in-class management teams. We also believe that property sectors with long-term leases and stable cash flows will perform well in this environment. As a result, we intend to maintain meaningful exposure in the health care REIT and net lease sectors. We believe that economic weakness will continue to pressure the travel industry and consumer spending, and therefore we intend to maintain less exposure in the lodging and shopping center sectors than we would in an expanding economy. In the event U.S. economic conditions improve during the second half of 2009, we will make adjustments in property sectors and individual securities that we believe would benefit performance.

Portfolio Facts

As of June 30, 2009

Net Assets	$172,941,244
NAV	$8.33
NAV - High†	1/6/2009 - $9.37
NAV - Low†	3/6/2009 - $5.52
Number of Holdings: 94

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	From Inception 4/30/2003
(42.12%)	(2.19%)	3.59%

*	The FTSE NAREIT Equity REIT Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Utilities Portfolio

Subadvised by BlackRock Investment Management, LLC

Thrivent Partner Utilities Portfolioseeks capital appreciation and current income.

The Portfolio’s investments are concentrated in issuers in the utilities industry; therefore the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified fund. The Portfolio is also subject to the risks of investing in foreign (including emerging markets) stocks. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Partner Utilities Portfolio earned a total return of -0.78% as compared to the median return of its peer group, the Lipper Utility category, of 1.54%. The Portfolio’s market benchmarks, the S&P 500 Utilities Index and S&P 500 Telecommunications Services Index, earned total returns of -1.71% and -3.96%, respectively.

What factors affected the Portfolio’s performance?

On the whole, our bias towards utilities, as opposed to telecom, generated positive return comparisons for the reporting period. Most notably, an underweighted stance in large, diversified players such as AT&T contributed strongly to relative returns. Security selection within the electric utilities segment also benefitted performance, as our underweighted holding in Southern Co. in favor of some of the Brazilian companies within the group generated strong returns. Meanwhile, the positive results generated from maintaining an overweighted position in wireless telecommunications services were more than offset by poor security selection within the segment. With this exception, no other industry detracted significantly from performance during the six months.

There was little significant change in the composition of the Portfolio during the period, although we did eliminate some smaller telecom positions.

What is your outlook?

Overall, the U.S. electric utility sector looks attractively valued relative to historical price/earnings and price/book ratios, and relative to corporate bonds and Treasuries. Though normally viewed as a recession-proof industry, what we have actually seen this time is pressure on sales, particularly on the industrial side. While clearly disappointing, it is important to note that industrial sales tend to have lower margins than residential and commercial. On the positive side, we are hearing from companies that the worst is probably behind us in terms of industrial sales, but that they still are not seeing any signs of a pick-up. In this environment, stock selection remains key. We continue to shy away from companies that need large rate increases, given the current economic situation and potential for political backlash. We have found a number of companies in our universe selling at less than ten times earnings and with dividend yields of at least 5%. As a result, we are bullish on the sector, particularly at these levels in this environment.

At period-end, we continue to emphasize the electric utility segment and, given the year-to-date weakness in the sector, the more regulated utilities stocks have become much more attractively valued. We also continue to emphasize U.S. companies, as we believe the worst effects of the weak economy are behind them and valuations look attractive given this backdrop.

Portfolio Facts

As of June 30, 2009

Net Assets	$5,229,624
NAV	$6.88
NAV - High†	1/5/2009 - $7.11
NAV - Low†	3/9/2009 - $5.55
Number of Holdings: 85

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	From Inception 4/30/2008
(29.92%)	(26.44%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Telecommunications Services Index is a capitalization-weighted index of telecommunications sector securities. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
***	The S&P 500 Utilities Index is a capitalization-weighted index of utilities sector securities. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Small Cap Growth Portfolio

Subadvised by Turner Investment Partners, Inc.

Thrivent Partner Small Cap Growth Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies. The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Partner Small Cap Growth Portfolio earned a total return of 11.07% as compared to the median return of its peer group, the Lipper Small Cap Growth category, of 10.44%. The Portfolio’s market benchmark, the Russell 2000® Growth Index, earned a total return of 11.36%.

What factors affected the Portfolio’s performance?

Despite a period where very small and micro-market capitalization stocks outperformed significantly as a part of a low-quality market rally, the Portfolio, which focuses on investing in companies with above-average earnings growth, performed in line with its benchmark Index.

Many have dubbed the rally that started on March 6 as a “low quality” rally. Beginning with the market bottom and continuing through the end of the quarter, small-cap growth stocks priced below $5 a share returned an astounding 88%, compared to a return of 34% for stocks priced above $10 a share.

A breakdown of the Portfolio’s performance by sector indicates that the recent rally was broad-based. On a relative basis, the Portfolio generated positive results in five of the nine market sectors.

What is your outlook?

Aside from being diversified by sector, we continue to classify companies in the Portfolio into three broad categories: traditional growth, early cycle, or market share gainer. Pure growth companies are a staple of the Portfolio. We look, in part, to companies in this category that are seeking to grow their earnings through new products and services and that are run by dynamic management teams. In addition, the Portfolio consists of particular early cycle holdings within the durables sector because we believe that these securities are likely to be the first to rebound from an improving economy. Finally, we like certain companies looking to expand their market share and to take advantage of weakened companies within their respective industries.

As we see it, the government’s stimulus is working and should lead to economic growth without any significant acceleration in inflation next year. And we think the stock market should retain an upward bias into 2010 and beyond, although it may be vulnerable to a correction in the near-term after the strong run-up. In our estimation, growth stocks continue to offer attractive valuations by historical standards and in relative terms to value stocks. In addition, we believe they offer attractive return potential at a time when earnings growth is increasingly hard to come by.

Portfolio Facts

As of June 30, 2009

Net Assets	$125,065,141
NAV	$8.26
NAV - High†	6/11/2009 - $8.37
NAV - Low†	3/9/2009 - $5.68
Number of Holdings: 127

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	From Inception 11/30/2001
(28.26%)	(3.04%)	(0.17%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 2000® Growth Index is an index comprised of small capitalization companies with a greater than average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Small Cap Value Portfolio

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Small Cap Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of small capitalization common stocks and securities convertible into small company stocks.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Partner Small Cap Value Portfolio earned a total return of 2.68% as compared to the median return of its peer group, the Lipper Small Cap Value category, of 2.90%. The Portfolio’s market benchmark, the Russell 2000® Value Index, earned a total return of 5.17%.

What factors affected the Portfolio’s performance?

After a dismal year in 2008, the stock market began a rebound in early March that continued well into June before losing steam. Investor sentiment improved, responding to economic news that was “less bad” than expected. Within the universe of small company stocks, value stocks vastly underperformed growth stocks for the period. Small-cap value stocks trailed large-cap value stocks.

Food and staples retailers dragged on the Portfolio’s results relative to the index in the consumer staples sector. Although their stock prices held up well during the brunt of the economic downturn, they did not keep pace in the market rally of the past three months.

Although financial stocks have rallied since bottoming out in March, they were unable to erase earlier losses, and the financials sector ended the six-month period as the index’s weakest performer. With a single-digit loss, the Portfolio substantially outperformed the index in the sector, due to an underweighted position and stock selection.

Holdings in the industrials and business services sector outpaced those in the index, but an overweighted position subtracted a little from relative performance. Vitran, a Canadian less-than-truckload carrier that is rapidly expanding in the U.S., was a notable contributor.

The Portfolio also benefitted from an overweighted position in the consumer discretionary sector and the performance of our health care holdings versus the index.

What is your outlook?

While the economy remains challenging, encouraging signs of stabilization have surfaced in some areas. Only time will tell whether we have seen the bottom of this economic downturn, but the efforts of global policymakers, combined with lower commodity costs and interest rates, have at the very least had a positive effect on investor confidence. Solid evidence of a business rebound will be needed to sustain the stock market rally we have seen over the past few months. We remain cautiously optimistic that the equity markets will finish the year in positive territory. Despite the uncertain environment, we feel confident that we can continue to find opportunities to buy good businesses at attractive prices.

Portfolio Facts

As of June 30, 2009

Net Assets	$169,699,130
NAV	$12.37
NAV - High†	6/4/2009 - $12.95
NAV - Low†	3/9/2009 - $8.08
Number of Holdings: 163

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	From Inception 4/30/2003
(24.02%)	1.16%	8.32%

*

The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Small Cap Stock Portfolio

David A. Maule, CFA, Portfolio Manager

Thrivent Small Cap Stock Portfolio seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ending June 30, 2009?

Thrivent Small Cap Stock Portfolio earned a total return of -2.76% as compared to the median return of its peer group, the Lipper Small Cap Core category, of 2.95%. The Portfolio’s market benchmark, the Russell 2000® Index, earned a total return of 2.64%.

What factors affected the Portfolio’s performance?

During the period, the financial markets were extremely volatile as investors struggled to comprehend the severity of the financial crisis while interpreting the ramifications of federal government intervention in the marketplace. During the first two months of 2009, the equity markets declined severely, while the latter half of the period saw a powerful market rally. Initially, the Portfolio was positioned defensively, focusing on high-quality companies situated in noncyclical sectors of the market. While the market was in decline, the Portfolio performed very well primarily due to appropriate sector allocation.

However, the Portfolio’s focus on high-quality stocks, along with the speculative nature of the market rally, resulted in below-market returns for the period. The best-performing stocks during this period were low-quality stocks (as measured by economic returns), as well as stocks with a low market cap, low dollar price, little-to-no earnings, and high debt levels. While many of these stocks may have been oversold due to the severity of the economic crisis, they were difficult for any prudent long-term investor to own.

Security selection also detracted from performance for the period, particularly in the information technology, health care and financials sectors, while security selection within the industrials and consumer staples sectors improved performance.

What is your outlook?

Given the strength of the recent market rally, in the near term we expect the market to, at a minimum, consolidate its recent gains while possibly testing its prior March lows. Longer term, our outlook for equity returns is more favorable, as valuations remain attractive while economic indicators may be showing signs of stabilization.

While we are still in the midst of a debt deflation cycle, the massive government stimulus programs should at least stimulate economic growth in the short term. From a sector allocation basis, the Portfolio will be looking to capitalize on stimulus-related opportunities within the basic materials, energy, information technology and consumer discretionary sectors. Overall, the Portfolio will continue to focus on its core investment philosophy of owning high-quality stocks with improving fundamentals, solid valuation support and positive economic returns. While optimistic that we have seen the worst of this economic crisis, we remain diligent in analyzing new data as it becomes available.

Portfolio Facts

As of June 30, 2009

Net Assets	$276,130,070
NAV	$8.23
NAV - High†	6/2/2009 - $8.75
NAV - Low†	3/9/2009 - $6.28
Number of Holdings: 302

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	From Inception 3/1/2001
(33.68%)	(2.42%)	2.07%

*

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Small Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Small Cap Index Portfolio strives for capital growth that approximates the performance of the S&P SmallCap 600 Index by investing primarily in the common stocks of the Index.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P SmallCap 600 Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Small Cap Index Portfolio earned a total return of 0.70% as compared to the median return of its peer group, the Lipper Small Cap Core category, of 2.95%. The Portfolio’s market benchmark, the S&P SmallCap 600 Index, earned a total return of 0.67%.

What factors affected the Portfolio’s performance?

The Portfolio is managed to virtually replicate the performance of the S&P SmallCap 600 Index, a prime measure of small stock performance. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an index portfolio, the difference in performance between the benchmark index and the portfolio itself can be largely attributed to expenses and minor differences in portfolio composition.

Small-cap stocks underperformed both mid-cap stocks and large-cap stocks for the last six months. Six sectors sported a positive return, with consumer discretionary and information technology posting the most positive returns. The stocks of financial firms and telecommunication services were the weakest performers, posting the most negative returns. Market participants re-evaluated the economic stress in the global economic system and growth expectations were diminished.

What is your outlook?

The Portfolio will remain fully invested in stocks designed to track the performance of the S&P SmallCap 600 Index. This can offer individuals an attractive way to take advantage of the growth potential of the broad, diversified marketplace of small-cap stocks.

Policy actions have been undertaken to forestall any lasting impact from the ongoing unwinding of the excesses in housing that occurred last cycle. The financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded the fixed-income markets and led to the severe credit contraction. It is possible that a new cycle may be starting. Typically, as a new economic cycle starts, investors begin to favor smaller-cap issues.

While there appears to be gathering evidence that the worst of the economic decline is behind us, the data does not appear to be sufficiently conclusive to indicate that we are on the road to recovery. Our position is that a tepid but sustained recovery will unfold over the next few years. We still believe there is solid opportunity in the small-cap arena, but the premium return for small stocks is likely to be limited in the future as the new cycle continues to unfold.

Portfolio Facts

As of June 30, 2009

Net Assets	$176,278,869
NAV	$8.49
NAV - High†	6/4/2009 - $11.09
NAV - Low†	3/9/2009 - $7.16
Number of Holdings: 604

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	10-Year
(25.23%)	(1.11%)	4.44%

*	The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses and taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Growth Portfolio II

Andrea J. Thomas, CFA, Portfolio Manager

Thrivent Mid Cap Growth Portfolio II seeks long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium-market capitalizations.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Mid Cap Growth Portfolio II earned a total return of 20.73% as compared to the median return of its peer group, the Lipper Mid Cap Growth category, of 13.59%. The Portfolio’s market benchmark, the Russell Midcap® Growth Index, earned a total return of 16.61%.

What factors affected the Portfolio’s performance?

In the early months of 2009, we increased our positions in companies that we believed would benefit from stabilization in the economy, as many investors were literally betting that the U.S. economy would never recover. We overweighted more aggressive sectors, such as consumer discretionary and technology, that typically benefit from economic stabilization. The positioning of the Portfolio toward early cycle stocks was critical to outperformance.

The technology sector added to performance, both from a sector allocation and a security selection standpoint, as many of these companies had strong balance sheets and benefitted from inventory replenishment and improving product cycles. Our stock picks in the materials and energy sector hurt performance, as we bought these names too early, but we believe worldwide demand will return and these sectors should benefit.

What is your outlook?

The market has had a significant move off the lows of early March, as investors are beginning to see signs that the economy is stabilizing. The housing market appears to be stabilizing, retail sales are starting to improve and credit spreads are narrowing, which are all positive developments.

We believe the U.S. unemployment rate will remain stubbornly high for some time to come as excess manufacturing capacity still remains in the global system. Consumers may be forced to continue to de-leverage their balance sheets by spending less and saving more as it is unlikely they will be able to use the equity in their homes as a personal “ATM” going forward. In addition, banks will likely be imposing significantly tighter lending standards on individual and corporate borrowers, which should dampen growth. All of these factors ultimately affect consumer spending, which is still a main driver to the U.S. economy.

We continue to believe the emerging markets will, over the course of time, be an ever-bigger factor in global supply and demand equations, especially in the commodities market. We look for investments in these emerging areas and look toward U.S. sectors (such as energy and materials) that should benefit from a resurgence of growth in these economies.

Portfolio Facts

As of June 30, 2009

Net Assets	$97,050,424
NAV	$6.82
NAV - High†	6/11/2009 - $7.16
NAV - Low†	3/9/2009 - $4.51
Number of Holdings: 94

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	From Inception 11/30/2001
(23.63%)	1.59%	(0.60%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell Midcap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Growth Portfolio

Andrea J. Thomas, CFA, Portfolio Manager

Thrivent Mid Cap Growth Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks of companies with medium-market capitalizations.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Mid Cap Growth Portfolio earned a total return of 20.61% as compared to the median return of its peer group, the Lipper Mid Cap Growth category, of 13.59%. The Portfolio’s market benchmark, the Russell Midcap® Growth Index, earned a total return of 16.61%.

What factors affected the Portfolio’s performance?

In the early months of 2009, we increased our positions in companies that we believed would benefit from stabilization in the economy, as many investors were literally betting that the U.S. economy would never recover. We overweighted more aggressive sectors, such as consumer discretionary and technology, that typically benefit from economic stabilization. The positioning of the Portfolio toward early cycle stocks was critical to outperformance.

The technology sector added to performance, both from a sector allocation and a security selection standpoint, as many of these companies had strong balance sheets and benefitted from inventory replenishment and improving product cycles. Our stock picks in the materials and energy sector hurt performance, as we bought these names too early, but we believe worldwide demand will return and these sectors should benefit.

What is your outlook?

The market has had a significant move off the lows of early March, as investors are beginning to see signs that the economy is stabilizing. The housing market appears to be stabilizing, retail sales are starting to improve and credit spreads are narrowing, which are all positive developments.

We believe the U.S. unemployment rate will remain stubbornly high for some time to come as excess manufacturing capacity still remains in the global system. Consumers may be forced to continue to de-leverage their balance sheets by spending less and saving more as it is unlikely they will be able to use the equity in their homes as a personal “ATM” going forward. In addition, banks will likely be imposing significantly tighter lending standards on individual and corporate borrowers, which should dampen growth. All of these factors ultimately affect consumer spending, which is still a main driver to the U.S. economy.

We continue to believe the emerging markets will, over the course of time, be an ever-bigger factor in global supply and demand equations, especially in the commodities market. We look for investments in these emerging areas and look toward U.S. sectors (such as energy and materials) that should benefit from a resurgence of growth in these economies.

Portfolio Facts

As of June 30, 2009

Net Assets	$306,745,726
NAV	$11.52
NAV - High†	6/11/2009 - $12.06
NAV - Low†	3/9/2009 - $7.72
Number of Holdings: 126

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	10-Year
(21.73%)	2.13%	3.14%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell Midcap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Mid Cap Value Portfolio

Subadvised by Goldman Sachs Asset Management, L.P.

Thrivent Partner Mid Cap Value Portfolio seeks to achieve long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Partner Mid Cap Value Portfolio earned a total return of 4.94% as compared to the median return of its peer group, the Lipper Mid Cap Value Category, of 5.79%. The Portfolio’s market benchmark, the Russell Midcap® Value Index, earned a total return of 3.19%.

What factors affected the Portfolio’s performance?

The Portfolio’s defensive positioning in the weakest market segments helped us weather stock-specific volatility and contributed to the Portfolio’s outperformance relative to its benchmark. Stock selection in the financials, basic materials and utilities sectors contributed to performance, while holdings in consumer staples, technology and insurance detracted. Air Products & Chemicals, Inc., which comprised 1% of the Portfolio, ranked among top performers, as the company benefitted from a combination of long-term contracts, stable pricing and high barriers to entry.

Several of our consumer staples holdings experienced weakness as economic trends intensified. These concerns impacted Newell Rubbermaid, Inc., which we reduced in response to a weaker near-term outlook. Our holding in H&R Block, Inc. was challenged during the reporting period as consumer volume was lighter than expected.

What is your outlook?

As value investors, we constantly strive to balance the price and prospects of each security. With many companies qualifying on the price side, our steady focus on quality has played a major role in the investment process. We continue to seek companies that demonstrate strong leadership with a proven track record. We also favor companies with recurring free cash flows backed by healthy balance sheets. In light of the environment of low expectations, we think the current market offers a compelling opportunity to fundamental stock pickers.

When volatility is not at extreme levels, there is less correlation among stock returns and thus higher differentiation, providing an attractive environment for active management. In our view, this environment should allow businesses with competitive advantages to take market share from weaker competitors and benefit from improved pricing power. While we cannot predict the expiration date of the ongoing financial crisis, we are optimistic that equity markets remain cyclical in nature and we subsequently view the current environment as temporary. For any investment manager in this uncertain environment, deep research resources, a forward-looking investment process and truly actively managed portfolios are (we believe) keys to both preserving capital and outperforming the market over time.

Portfolio Facts

As of June 30, 2009

Net Assets	$131,698,378
NAV	$8.64
NAV - High†	6/12/2009 - $8.95
NAV - Low†	3/9/2009 - $6.41
Number of Holdings: 122

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	From Inception 4/29/2005
(29.41%)	(1.49%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell Midcap® Value Index is an index comprised of mid-cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Stock Portfolio

Brian J. Flanagan, CFA, Portfolio Manager

Thrivent Mid Cap Stock Portfolio seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Mid Cap Stock Portfolio earned a total return of 11.75% as compared to the median return of its peer group, the Lipper Mid Cap Core Category, of 8.15%. The Portfolio’s market benchmark, the Russell Midcap® Index, earned a total return of 9.96%.

What factors affected the Portfolio’s performance?

The Portfolio’s outperformance was broad-based with the information technology, industrial, energy and utility sectors all contributing. An overweighted position in information technology—the highest returning sector—and outperformance within the sector proved most beneficial during the period. Performance within the sector was led by the communication equipment and semiconductor industries. Exceptional stock selection within the industrial space drove that sector’s outperformance versus the benchmark. The Portfolio’s energy holdings appreciated dramatically during the quarter, as optimism on economic recovery and rising oil prices outweighed high inventory levels and falling rig counts. While both the energy service and exploration and production (E&P) companies provided excellent absolute returns, the service companies’ performance outpaced their E&P brethren. Since the Portfolio was weighted toward energy services versus E&P companies, this return differential aided overall performance. Finally, significantly underweighting the underperforming utility sector proved wise.

The financial sector was the only sector that was negative on an absolute basis during the period. While the Portfolio was underweighted in this sector, security selection was detrimental to performance.

What is your outlook?

Cyclical exposure continues to gain prominence within the Portfolio. While the economy remains weak, and will probably continue to exhibit weakness throughout the year, monetary easing, fiscal stimulus, and low interest rates should prove catalysts for economic growth in 2010. However, given economic uncertainty, the Portfolio’s focus remains on attractive valuations, solid balance sheets and strong free-cash flow. Cyclical names exhibiting these characteristics should provide downside support and simultaneous upside leverage when economic recovery takes hold. Information technology and materials remain overweighted. The

Portfolio has maintained its overweighted position in container and packaging companies within the materials sector. Exposure to this less-cyclical subsector has been reduced, yet some leverage has been maintained as fundamentals and valuations remain attractive. The Portfolio is currently underweighted in consumer discretionary stocks, since consumers continue to increase their savings and no longer have access to the “home ATM.” Combine these factors with less-attractive valuations, and other sectors offer better opportunities. In summary, the Portfolio continues to position for an economic upturn with a disciplined focus on valuation, solid balance sheets and financial flexibility.

Portfolio Facts

As of June 30, 2009

Net Assets	$421,756,237
NAV	$7.91
NAV - High†	6/2/2009 - $8.26
NAV - Low†	3/9/2009 - $5.65
Number of Holdings: 132

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	From Inception 3/1/2001
(25.26%)	0.38%	1.09%

*

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in the index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in the common stocks comprising the Index.

Mid-cap stocks offer the potential for long term gains but can be subject to short term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P MidCap 400 Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Mid Cap Index Portfolio earned a total return of 8.32% as compared to the median return of its peer group, the Lipper Mid Cap Core category, of 8.15%. The Portfolio’s market benchmark, the S&P MidCap 400 Index, earned a total return of 9.47%.

What factors affected the Portfolio’s performance?

Because it is designed to invest in a way that reflects its benchmark index, the only changes made to the Portfolio are done so as to reconcile it with any alterations in the composition of the index itself. As typically occurs with an index portfolio, the difference in performance between the benchmark index and the Portfolio itself can be largely attributed to expenses and minor differences in portfolio composition.

Mid-cap stocks outperformed both large-cap and small-cap stocks, with eight of the 10 sectors posting positive returns. Energy and information technology posted the most positive returns. This was a bit of a reverse, since these sectors had underperformed the most in the previous six-month period. The financials and telecommunication services underperformed the most, due to a handful of names with exposure to higher-than-average debt levels.

What is your outlook?

The Portfolio will remain fully invested in a way that tracks the performance of the S&P MidCap 400 Index. This can be an attractive way for individuals to take advantage of the investment potential of the broad, diversified marketplace for mid-cap stocks.

Over the last six months, investors went from being extremely risk-averse to becoming less risk-averse, providing an environment that tends to favor smaller companies. Mid-cap companies, particularly those exposed to the domestic markets and U.S. consumers, outperformed their large-cap counterparts.

Policy actions have been undertaken to forestall any lasting impact from the ongoing unwinding of the excesses in housing that occurred last cycle. Additionally, the financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded the fixed-income markets and led to the severe credit contraction. As mentioned six months ago, it is possible that a transition may be taking place. Typically, as a new economic cycle starts, investors begin to favor mid- and small-cap issues. We believe that attractive opportunities are available in the mid-cap marketplace in the months ahead. At the same time, we are realistic in our expectations that the premium return to the mid-cap sector is likely to be reduced in the future as the economic cycle continues.

Portfolio Facts

As of June 30, 2009

Net Assets	$74,145,229
NAV	$8.21
NAV - High†	6/11/2009 - $9.31
NAV - Low†	3/9/2009 - $6.27
Number of Holdings: 403

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	From Inception 3/1/2001
(28.20%)	0.04%	2.78%

*	The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Worldwide Allocation Portfolio

Subadvised by Principal Global Investors, LLC, Mercator Asset Management, LP, Victory Capital Management Inc., Aberdeen Asset Management Investment Services Limited and Goldman Sachs Asset Management, L.P.

Thrivent Partner Worldwide Allocation Portfolio seeks long-term capital growth by investing primarily in equity and debt securities of issuers in developed and emerging markets. Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Partner Worldwide Allocation Portfolio earned a total return of 8.00% as compared to the median return of its peer group, the Lipper International Core category, of 6.64%. The Portfolio’s market benchmark, the MSCI All Country World Index ex-USA, earned a total return of 14.35%.

What factors affected the Portfolio’s performance?

The primary factor leading to the subpar performance versus the benchmark was the two large-cap managers and the small-cap manager lagging behind the sharp advance that began in March. The value-managed and small-cap segments of the account had been defensively positioned and did not fully participate in the sharp advance.

The same variables came into play in the growth section of the Portfolio, as many of the companies favored by the management team did not keep up with the broader averages during the second half advance. Prior to the equity market lows of early March, performance leadership had been strongly biased toward defensive stocks with the most visible and stable earnings power.

A mitigating factor to the results described above were strong results in the emerging markets and emerging market debt segments, which advanced considerably in the period. Commodities and energy staged a strong rally in anticipation of renewed growth in developing economies like China.

What is your outlook?

From a broad perspective, the prospects for the global economy certainly seem brighter than they did at the start of the year. Confidence is improving, the housing market is showing some signs of life and corporate profit warnings appear to have peaked. But major headwinds persist. Unemployment is high and rising, banks have yet to fully address their balance sheet issues, capacity utilization remains depressed, and many governments are focusing on greater protectionism and regulation. In addition, the increasing amount of debt issued by governments worldwide is of concern. The long-term impact may be heightened inflation, greater currency instability and higher taxes, all contributing to a possibly more muted-than-typical recovery.

Unlike the developed economies, many of the developing economies avoided the financial pitfalls that are now limiting the recovery. While exports are a significant factor for the emerging world, domestic demand can also be a source of organic growth. Recent events and performance demonstrate the advantage of a more broadly-diversified portfolio.

Portfolio Facts

As of June 30, 2009

Net Assets	$153,913,638
NAV	$6.51
NAV - High†	6/11/2009 - $6.70
NAV - Low†	3/9/2009 - $4.73
Number of Holdings: 407

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	From Inception 4/30/2008
(29.83%)	(30.15%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The MSCI All Country World Index ex-USA is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner International Stock Portfolio

Subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC

Thrivent Partner International Stock Portfolio seeks long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of established non-U.S. companies. Foreign investments involve additional risks including currency fluctuations and greater political, economic and market instability and different accounting standards, as compared with domestic investments. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Partner International Stock Portfolio earned a total return of 2.26% as compared to the median return of its peer group, the Lipper International Core Category, of 6.64%. The Portfolio’s market benchmark, the MSCI Europe Australasia and Far East Index, earned a total return of 8.42%.

What factors affected the Portfolio’s performance?

The primary factor leading to the subpar performance versus the benchmark was not fully participating in the sharp advance that began in March and continued until the end of the quarter. The value-managed segment of the account had been defensively positioned, and missed out on some of this sharp rally. The value segment performed better in the first part of the period, when markets were under pressure, but the advance was of sufficient magnitude that the advantage gained in the early part of the year was not enough to offset the lagging results in the rally.

The same variables came into play in the growth section of the account, as the sharp rotation in the market that accompanied the advance in the second half of the period caused many of the companies in the Portfolio to lag behind the broader averages. Prior to the equity market lows of early March, performance leadership had been strongly biased toward defensive stocks with the most visible and stable earnings power. Later in March and continuing into April and May, the market experienced an abrupt and substantial rebound, as many of the previously underperforming stocks experienced a relief rally.

What is your outlook?

From a broad perspective, the prospects for the global economy certainly seem brighter than they did at the start of the year. Confidence is improving, the housing market is showing some signs of life and corporate profit warnings appear to have peaked. But major headwinds persist. Unemployment is high and rising, banks have yet to fully address their balance sheet issues, capacity utilization remains depressed, and many governments are focusing on greater protectionism and regulation. In addition, the increasing amount of debt issued by governments worldwide is of concern. The long-term impact may be rising inflation, greater currency instability and higher taxes, all contributing to a possibly more muted-than-typical recovery. While this possibility is not insignificant, it is unlikely to prevent a recovery but rather alter the course of it.

Portfolio Facts

As of June 30, 2009

Net Assets	$750,695,734
NAV	$8.35
NAV - High†	6/2/2009 - $8.70
NAV - Low†	3/9/2009 - $6.12
Number of Holdings: 234

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	10-Year
(33.78%)	0.77%	(0.15%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The MSCI EAFE Index measures the performance of stocks in developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Socially Responsible Stock Portfolio

Subadvised by Calvert Asset Management Company, Inc. and Atlanta Capital Management, L.L.C.

Thrivent Partner Socially Responsible Stock Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular secutity, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in small-cap and mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. The Portfolio is also subject to the risks of investing in foreign stocks. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Partner Socially Responsible Stock Portfolio earned a total return of 11.08% as compared to the median return of its peer group, the Lipper Large Cap Growth category, of 12.11%. The Portfolio’s market benchmark, the S&P 500 Index, earned a total return of 3.19%.

What factors affected the Portfolio’s performance?

The Portfolio’s outperformance versus the benchmark was roughly evenly split between stock selection and our weighting decisions. Many areas of the Portfolio contributed, with our decisions to overweight and underweight various sectors proving fortuitous. Our overweighted stance in technology contributed the most, but being underweighted in the lagging industrials and energy sectors also contributed. Our stock picks outpaced their respective sector averages in every sector other than utilities. Individual top contributors included Kohl’s, Goldman Sachs, Intuitive Surgical, Apple, Google and QUALCOMM. Each of these companies are leaders in their respective industries, have, in our opinion, outsized growth opportunities and have also weathered the recession far better than their peers.

What is your outlook?

While the global economy remains weak, debate rages as to where we go from here. We believe that we have stepped back from the precipice, propelled by massive global fiscal and monetary stimulus. Economic variables appear to have turned from all negative to equivocal. Therein lies the debate. Have we generated enough momentum for the recovery to be self-sustaining or do we limp along at a depressed level? We believe the worst has passed, both for the economy and the market. Consequently, we are positioned, in most respects, for somewhat better times ahead. That includes overweighted holdings in consumer discretionary and technology. We are underweighted in consumer staples, energy and industrials. The consumer remains challenged and credit issues abound, but valuation (and our judgment) favors the discretionary stocks over the staples.

While we expect outperformance for the energy sector in the intermediate term, we believe for now that the stocks have run too far ahead of a turn in demand to justify an overweighted position. Lastly, even though health care is generally considered defensive, we are overweighted in the sector as the fear of health care reform has pushed prices lower. It is our judgment that the market is too pessimistic on this impact. In conclusion, we expect the recovery in the market and economy to continue, but the economy’s growth may be modest for some time. In that environment, we would expect that the type of high-quality growth stocks that dominate this Portfolio to be relative outperformers.

Portfolio Facts

As of June 30, 2009

Net Assets	$3,419,816
NAV	$7.20
NAV - High†	6/2/2009 -$7.36
NAV - Low†	3/9/2009 -$5.00
Number of Holdings: 49

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	From Inception 4/30/2008
(24.98%)	(24.33%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner All Cap Growth Portfolio

Subadvised by Calamos Advisors LLC

Thrivent Partner All Cap Growth Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in small-cap and mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Partner All Cap Growth Portfolio earned a total return of 18.36% as compared to the median return of its peer group, the Lipper Multi-Cap Growth category, of 11.46%. The Portfolio’s market benchmark, the Russell 3000® Growth Index, earned a total return of 11.52%.

What factors affected the Portfolio’s performance?

Security selection within information technology added the most value during the quarter. An overweighted position in financials also added value. While we remain cautious and selective within this sector, we have found attractive investments within asset managers and global derivative exchanges. An underweighted stance to consumer staples added to relative performance. While valuations are reasonable, we feel that a number of firms in this sector are expensive on a relative basis.

Security selection within financials was the most significant detractor, most notably in what the Portfolio did not own. During the second quarter, many of the previously beaten-down and lower-quality financials rebounded strongly and experienced what we believe is a “dead cat bounce” as investors determined the threat of bankruptcy and ultimate failure had been taken off the table. Security selection within materials detracted from relative returns, as names within the metals and mining industry underperformed the Index. We remain positive regarding this sector, since we believe valuations are attractive and any further U.S. dollar devaluation and global stimulus spending should lead to an increase in commodity prices.

What is your outlook?

We continue to find opportunities in the technology sector and in the energy, materials and industrials sectors. As in the past, we will focus on investments where the fundamentals suggest a compelling opportunity, where your investment is compensated for the risk taken, and where government action is predictable, or preferably absent, from our company analysis.

Our research seeks out higher-quality growth businesses with diversified global revenue bases, sustainable brands and market leadership. We favor the technology sector, as well as early cyclical growth within energy, industrials and materials. In technology, consumers remain willing to purchase the latest gadgets, and software companies are offering solutions for cost reduction and productivity enhancement. The recent addition of exposure to the energy sector is based on our view that valuations are attractive and the potential for U.S. dollar devaluation.

Areas where we remain broadly cautious and selective include financials and the consumer. Even in an environment of uncertainty, we believe that our portfolios are advantageously positioned to seize upon the most compelling investment prospects.

Portfolio Facts

As of June 30, 2009

Net Assets	$3,875,132
NAV	$6.32
NAV - High†	6/9/2009 - $6.70
NAV - Low†	3/9/2009 - $4.42
Number of Holdings: 85

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	From Inception 4/30/2008
(33.16%)	(32.47%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 3000® Growth Index is an index that measures the performance of the broad growth segment of U.S. equities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner All Cap Value Portfolio

Subadvised by OppenheimerFunds, Inc.

Thrivent Partner All Cap Value Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in small- and mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. The Portfolio is also subject to the risks of investing in foreign (including emerging market) stocks. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Partner All Cap Value Portfolio earned a total return of 15.91% as compared to the median return of its peer group, the Lipper Multi-Cap Value category, of 3.16%. The Portfolio’s market benchmark, the Russell 3000® Value Index, earned a total return of -3.05%.

What factors affected the Portfolio’s performance?

The Portfolio outperformed the Index in all sectors other than consumer staples and telecommunications services. Outperformance was highest versus the Index in the industrials, financials, health care, information technology, materials and energy sectors.

Stock selection drove outperformance in the industrials sector, with commercial trucking manufacturer Navistar International Corp. leading the sector. The stock appreciated significantly for the period, signaling some market optimism that there is renewed demand for Navistar’s products and services. Stock selection also drove outperformance within the financials sector, where top contributors included Morgan Stanley, student loan provider SLM Corp., and MetLife, Inc.

The Portfolio outperformed the Index in the health care sector, where it had better relative stock selection. The two top contributors to performance were Schering-Plough Corp. and Wyeth. Last year was a historically volatile year for pharmaceutical stocks; as market volatility lessened over the first half of 2009, renewed market optimism about the intrinsic value of pharmaceutical companies was reflected in their higher stock price.

Within consumer staples, the Portfolio was overweighted versus the Index, which hurt relative performance as stock selection in this sector was weakest. Performance detractors included Kroger Co. and Molson Coors Brewing Co. Within the utilities sector, performance was roughly even with that of the Index. On a total return basis, the utilities sector was one of the weaker performing sectors for the period.

What is your outlook?

At the end of the reporting period, the Portfolio was overweighted versus the index in the health care, materials and consumer staples sectors and underweighted versus the index primarily in the energy, telecommunication services, utilities, financials and information technology sectors.

We build portfolios using a disciplined, bottom-up stock selection process rooted in analysis of a company’s long-term earnings power, which our analysis has shown is the primary driver of a company’s performance prospects. We believe that focusing on valuations relative to long-term earnings power, rather than large sector or macroeconomic bets, is a more sustainable strategy than attempting to predict which sectors are most likely to outperform.

Portfolio Facts

As of June 30, 2009

Net Assets	$3,050,631
NAV	$6.35
NAV - High†	6/11/2009 - $6.51
NAV - Low†	3/9/2009 - $4.37
Number of Holdings: 55

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	From Inception 4/30/2008
(29.55%)	(31.17%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 3000® Value Index is an index that measures the performance of the broad value segment of U.S. equities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner All Cap Portfolio

Subadvised by Pyramis Global Advisors, LLC, an affiliate of Fidelity Investments

Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Partner All Cap Portfolio earned a total return of 5.46% as compared to the median return of its peer group, the Lipper Multi-Cap Core category, of 6.67%. The Portfolio’s market benchmark, the Russell 3000® Index, earned a total return of 4.20%.

What factors affected the Portfolio’s performance?

The information technology and telecommunications services sectors were the largest contributors to relative performance. Within information technology, our overweighted position in network equipment and services provider Brocade Communications Systems contributed to performance when its share price rose substantially after IBM indicated that it would begin selling Ethernet switching and routing products from Brocade, in addition to the company’s report of better-than-expected second quarter earnings. In the telecommunications services sector, our underweighted position in communications company AT&T contributed to performance. One of the largest individual contributors to performance came from the leather handbags retailer Coach Inc., the share price of which rose significantly after the company reported third quarter revenue that beat analysts’ estimates.

The financials and materials sectors detracted from relative performance. In the financials sector, our underweighted position to Bank of America weighed on performance, as did our underweighted stance to miner Freeport-McMoRan Copper & Gold in materials. Two of the largest individual detractors from performance came from our overweighted positions in shipping firm DryShips Inc. and in retailer Wal-Mart Stores.

What is your outlook?

The macro environment has continued to deteriorate and corporate earnings growth remains at risk; however, we are seeing some, albeit small, signs of improvement in some areas of the economy. At the margin, the deterioration in the credit markets appears to have slowed, and market volatility has fallen from historic levels. Additionally, we have observed a slowdown in the deterioration, and by some measure even an improvement, in the manufacturing side of the economy. Given this macro backdrop, we have generally continued to maintain the Portfolio’s defensive posture with higher levels of diversification.

Within financials, we are slightly more optimistic than three months ago, but remain cautious. As such, we have slowly begun to cover our underweighted position in banks with incremental exposure to both the larger commercial banks as well as selected strong regional players, especially those with strong core deposits and capital positions. Within energy, we have moved to a more defensive stance as global demand continues to remain weak.

Not all areas of the Portfolio are positioned defensively. We have found several strong product stories with the software and storage areas of technology and have meaningful active positions in these.

Portfolio Facts

As of June 30, 2009

Net Assets	$54,462,266
NAV	$6.34
NAV - High†	6/2/2009 - $6.73
NAV - Low†	3/9/2009 - $4.69
Number of Holdings: 119

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	From Inception 11/30/2001
(31.09%)	1.58%	(1.62%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 3000® Index is an index comprised of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Growth Portfolio II

Scott A. Vergin, CFA, Portfolio Manager

Thrivent Large Cap Growth Portfolio II seeks long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Large Cap Growth Portfolio II earned a total return of 13.91% as compared to the median return of its peer group, the Lipper Large Cap Growth category, of 12.11%. The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a total return of 11.53%.

What factors affected the Portfolio’s performance?

Fueled by a possible return in confidence in our financial institutions and early signals that the worst economic declines may be behind us, the equity markets staged an impressive rally in the first half of 2009. Our performance in comparison to both our benchmark and peer group was strong on both a stock selection and sector allocation basis.

Looking at sector-based analysis, the technology and energy sectors were the biggest contributors, as energy prices rebounded and demand for technology-related companies showed signs of recovery. Strong performance in overweighted technology positions Marvell Technology, Micron Technology and Ciena, coupled with energy positions Petrobras and Transocean, were the largest contributors to our outperformance.

The two most negative contributors to performance were in the industrial and consumer discretionary sectors. Our overweighted position in the airline sector was the greatest performance detractor in the Portfolio. Poor performance of gaming-related companies such as Wynn Resorts and WMS Industries, along with untimely trades in shares of Target Corp., was the primary issue in the consumer discretionary sector.

What is your outlook?

Our outlook for the equity markets is positive, and we have positioned the Portfolio to take advantage of an improvement in our economic condition. We are overweighted in the financial sector; we find companies in this sector with strong balance sheets and competitive positions to be attractive. We believe that technology will benefit from an uptick in the economy, especially in semiconductors. We also believe that the materials and energy sectors are leveraged to an improving worldwide economic activity; thus, this area is overweighted within the Portfolio. Within these sectors, we like companies with good production profiles. We are also de-emphasizing defensive sectors, such as consumer staples, within the Portfolio.

Portfolio Facts

As of June 30, 2009

Net Assets	$350,926,957
NAV	$6.67
NAV - High†	6/9/2009 - $6.86
NAV - Low†	3/9/2009 - $4.91
Number of Holdings: 93

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	From Inception 11/30/2001
(25.67%)	(1.53%)	(1.94%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Growth Portfolio

Scott A. Vergin, CFA, Portfolio Manager

Thrivent Large Cap Growth Portfolio seeks long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation. Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Large Cap Growth Portfolio earned a total return of 14.32% as compared to the median return of its peer group, the Lipper Large Cap Growth category, of 12.11%. The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a total return of 11.53%.

What factors affected the Portfolio’s performance?

Fueled by a possible return in confidence in our financial institutions and early signals that the worst economic declines may be behind us, the equity markets staged an impressive rally in the first half of 2009. Our performance in comparison to both our benchmark and peer group was strong on both a stock selection and sector allocation basis.

Looking at sector-based analysis, the technology and energy sectors were the biggest contributors, as energy prices rebounded and demand for technology-related companies showed signs of recovery. Strong performance in overweighted technology positions Marvell Technology, Micron Technology and Ciena, coupled with energy positions Petrobras and Transocean, were the largest contributors to our outperformance.

The two most negative contributors to performance were in the industrial and consumer discretionary sectors. Our overweighted position in the airline sector was the greatest performance detractor in the Portfolio. Poor performance of gaming-related companies such as Wynn Resorts and WMS Industries, along with untimely trades in shares of Target Corp., was the primary issue in the consumer discretionary sector.

What is your outlook?

Our outlook for the equity markets is positive, and we have positioned the Portfolio to take advantage of an improvement in our economic condition. We are overweighted in the financial sector; we find companies in this sector with strong balance sheets and competitive positions to be attractive. We believe that technology will benefit from an uptick in the economy, especially in semiconductors. We also believe that the materials and energy sectors are leveraged to an improving worldwide economic activity; thus, this area is overweighted within the Portfolio. Within these sectors, we like companies with good production profiles. We are also de-emphasizing defensive sectors, such as consumer staples, within the Portfolio.

Portfolio Facts

As of June 30, 2009

Net Assets	$883,038,968
NAV	$12.53
NAV - High†	6/9/2009 - $12.91
NAV - Low†	3/9/2009 - $9.21
Number of Holdings: 116

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	10-Year
(25.46%)	(1.47%)	(2.01%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Growth Stock Portfolio

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Growth Stock Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Partner Growth Stock Portfolio earned a total return of 15.22% as compared to the median return of its peer group, the Lipper Large Cap Growth category, of 12.11%. The Portfolio’s market benchmark, the S&P 500/Citigroup Growth Index, earned a total return of 7.53%.

What factors influenced the Portfolio’s performance?

After a steep decline earlier this year, the S&P 500 Index finished in positive territory for the six-month period, but most of the component sectors were unable to rebound into positive positions. Information technology far outpaced other sectors, as many companies reported surprisingly positive earnings. Materials posted strong results as global demand returned, especially from China. Industrials and business services was the worst performer, followed by telecommunication services and financials. Mid-cap stocks outperformed large- and small-caps in the period. In the large-cap stock universe, growth outpaced value.

Information technology outperformed on stock selection, and significant overweighting also benefitted the Portfolio. Computers and peripherals led the way, as top overall Portfolio contributor Apple beat quarterly estimates on strong iPod and iPhone sales in the face of a tough consumer economy.

Stock selection within health care also contributed to outperformance. Biotech firm Genentech merged with Roche Holdings in March, after accepting an increased bid for the minority share that Roche did not already own. Express Scripts, the pharmacy benefits manager, posted impressive results driven by greater use of generic drugs, which is more profitable for the firm.

Energy benefitted from stock selection as energy prices rebounded sharply after a dramatic fall in the second half of 2008. With rising energy prices, major oil companies underperformed the overall sector, as they are less leveraged to the price of oil.

Stock selection drove outperformance in the consumer discretionary sector. Most of the benefit came from Amazon.com, which reported surprisingly strong holiday shopping sales results in a sluggish economy and showed indications of gaining market share from e-commerce rivals.

What is your outlook?

We are optimistic that the worst of the global economic and market downturn is behind us, as economic data suggest the U.S. economy is stabilizing and the world economy is poised to recover from the first global recession since World War II. But the strength of the rebound leaves us cautious, as markets may have gotten ahead of the recovery. Investors should not be surprised at a pullback, and we anticipate sluggish growth for the second half of 2009. The Portfolio is positioned to benefit from a rebound.

Portfolio Facts

As of June 30, 2009

Net Assets	$53,385,384
NAV	$7.99
NAV - High†	6/9/2009 - $8.20
NAV - Low†	3/9/2009 - $6.06
Number of Holdings: 109

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	From Inception 11/30/2001
(26.61%)	(1.22%)	(0.19%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500/Citigroup Growth Index is a capitalization-weighted index comprised of highest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Citigroup Growth Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as “value” and the other half as “growth.” The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Value Portfolio

Matthew D. Finn, CFA, Portfolio Manager

Thrivent Large Cap Value Portfolio seeks long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Large Cap Value Portfolio earned a total return of -1.12% as compared to the median return of its peer group, the Lipper Large Cap Value category, of 1.23%. The Portfolio’s market benchmark, the Russell 1000® Value Index, earned a total return of -2.87%.

What factors affected the Portfolio’s performance?

Sector allocation decisions hurt performance versus the peer group. An overweighted stance in financials negatively affected performance, as this was the worst-performing area of the market during the period. In addition, the Portfolio retained less cash than its peers.

Stock selection overall detracted from performance, primarily due to Portfolio positioning in the consumer cyclical sector. Specifically, owning shares of home builder Pulte Homes hurt performance. This position has been sold as we had been too optimistic about a recovery in housing. Stock selection in the energy sector also hurt performance, with an overweighted position in ConocoPhillips (integrated oil), which did not keep pace with the energy sector. Not owning shares of pharmaceutical manufacturer Schering-Plough hurt relative performance as Merck offered to buy this company at a substantial premium during the period.

On the positive side, an overweighted holding in technology stocks and strong stock selection helped performance. Shares of semiconductor equipment manufacturer Teradyne appreciated considerably during the period.

What is your outlook?

Economic forecasting is not an area where we have consistently added value. Therefore, our focus is on stock selection, which is guided by valuation. Currently we continue to find the most attractive valuations in the financial services and consumer cyclical areas of the market. We would add selected industrial and technology companies to this list as well. The Portfolio continues to be overweighted in the financial services and consumer cyclical sectors. While valuations are attractive, a major risk to these areas of the market is that any recession is long and these companies suffer accordingly.

The biggest change in sector weightings during the period was a decline in consumer staples positions and an increase in health care. Concern about federal government involvement in the health care industry has pushed the valuations of selected companies to attractive levels.

Portfolio Facts

As of June 30, 2009

Net Assets	$639,899,072
NAV	$8.00
NAV - High†	1/6/2009 - $8.34
NAV - Low†	3/9/2009 - $5.84
Number of Holdings: 97

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	From Inception 11/30/2001
(26.50%)	(1.03%)	(0.26%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Stock Portfolio

Matthew D. Finn, CFA, and Scott A. Vergin, CFA, Portfolio
Co-Managers

Thrivent Large Cap Stock Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Large Cap Stock Portfolio earned a total return of 4.16% as compared to the median return of its peer group, the Lipper Large Cap Core category, of 5.38%. The Portfolio’s market benchmark, the S&P 500 Index, earned a total return of 3.19%.

What factors affected the Portfolio’s performance?

Stock selection was the most significant contributor to performance versus the Index. Information technology stocks had the most significant positive impact on results, while both the energy and materials groups also had good returns in the companies held. A modestly overweighted stance in the financial sector mitigated some of those gains as the group did not perform as well over the full six-month period. As a group, financial stocks exhibited extraordinary volatility over the period, falling sharply in the first two months of the first quarter and staging an explosive rally in the second quarter. The Portfolio’s bias toward higher-quality holdings in this group limited the impact of this poorly-performing sector as our holdings modestly outperformed the group. Our holdings in the industrial group did not keep pace with those in the Index, but a moderately underweighted stance to this poorly-performing sector offset some of the weakness from stock selection.

Holdings in the semiconductor, communications equipment and the computer hardware and peripherals industries were the factors leading to above-benchmark results in the information technology sector. Generally, the account was underweighted in the extremely large companies in the groups, which did not perform as well as more specialized industry participants. In the energy sector, the Portfolio was biased to companies that provide goods and services to the major producers of energy products, rather than directly to the commodity companies, and the former group performed well versus the latter. In the materials group, Freeport-McMoRan Copper & Gold performed particularly well and the stock was overweighted in the account.

What is your outlook?

It is likely the cyclical decline in the major indexes came to an end in March 2009. While economic and financial risks remain high, it appears the myriad of policy steps taken by both the Treasury and Federal Reserve banks are having the desired effect of moderating the economic decline and setting the stage for an improvement in the economy beginning in the second half of the year.

While the advance off the bottom could be called a new bull market, this rally, in fact, has only taken the major indexes back to levels that existed around the beginning of 2009. Further advances will require a higher level of conviction the economy is on a path of sustained recovery. Quarter to quarter, the recovery is likely to be fragile, but we believe the trend rate of growth will improve, albeit modestly versus prior periods of economic growth. The Portfolio is positioned to be positively impacted by stronger growth; however, selectivity is important as we believe the contour of the recovery will be uneven.

Portfolio Facts

As of June 30, 2009

Net Assets	$499,781,206
NAV	$6.36
NAV - High†	6/2/2009 - $6.54
NAV - Low†	3/9/2009 - $4.71
Number of Holdings: 170

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As June 30, 2009

1-Year	5-Year	From Inception 3/1/2001
(26.29%)	(2.49%)	(3.02%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Large Cap Index Portfolio seeks total returns that track the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. While the Portfolio attempts to closely track the S&P 500 Index, it does not exactly duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s Prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Large Cap Index Portfolio earned a total return of 3.06% as compared to the median return of its peer group, the Lipper S&P 500 Index Objective category, of 3.05%. The Portfolio’s market benchmark, the S&P 500 Index, earned a total return of 3.19%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the Portfolio itself can largely be attributed to expenses and minor differences in portfolio composition.

Four sectors posted positive returns for the year to date, led by information technology and materials. Because these two sectors were oversold (in our view) in the previous six months, the return could be characterized as a reversion. Large-cap stocks outperformed small-cap stocks, but underperformed mid-cap stocks over the reporting period.

Industrials and telecommunication services delivered the most negative returns for the six-month period. Industrial stocks were negatively impacted by continued deterioration in a handful of companies that have a high market cap and a large exposure to international sales. Telecommunication services results were driven by underperformance from the two largest names in the sector.

What is your outlook?

These last six months showed a steep decline through mid-March, then a huge recovery from the lows through the end of June. There are signs that a rotation in market leadership could be underway. As a generalization, this type of environment tends to favor mid- and small-cap companies. Additionally, investors seem to be coming more risk-tolerant, also an environment that tends to favor mid- and small-capitalized companies. We believe that the dollar is as low as it should get and that risk levels are coming down. While opportunities for large cap exist, our view is that as we enter a new cycle, mid-and small-cap companies should outperform their large-cap counterparts.

Policy actions have been undertaken to forestall any lasting impact from the ongoing unwinding of the excesses in housing that occurred last cycle. Additionally, the financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded the fixed-income markets and led to the severe credit contraction.

Portfolio Facts

As of June 30, 2009

Net Assets	$296,133,484
NAV	$12.87
NAV - High†	6/12/2009 - $14.55
NAV - Low†	3/9/2009 - $10.35
Number of Holdings: 504

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	10-Year
(26.33%)	(2.48%)	(2.46%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Equity Income Plus Portfolio

David R. Spangler, CFA, and Kevin R. Brimmer, FSA, Portfolio Co-Managers

Thrivent Equity Income Plus Portfolio seeks income plus long-term capital growth.

The Portfolio may invest in, among others, REITs, preferred stocks and foreign (including emerging market) stocks. These investments are subject to unique risks. The Portfolio may also sell covered options on any securities in which the Portfolio invests. Successful use of this strategy can augment portfolio return but can also magnify losses if executed incorrectly. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Equity Income Plus Portfolio earned a total return of -2.32% as compared to the median return of its peer group, the Lipper Equity Income Funds category, of 1.01%. The Portfolio’s market benchmark, the S&P 500 Index, earned a total return of 3.19%.

What factors affected the Portfolio’s performance?

The Portfolio has maintained a position of investing in high-quality firms exhibiting strong operating performance and an ability to pay and grow dividends. For the first six months of 2009, the market rewarded stocks of lower quality, low or no dividend and higher risk. Additionally, growth investing significantly outperformed value investing during the period; however, the Portfolio’s style is value-oriented.

At the sector and security level, sector allocations provided a positive impact to performance, while security selection was the major contributor to underperformance. Stock selection was strongest in health care and industrials, and weakest in energy, consumer discretionary, financials and materials.

The Portfolio’s options buy-write strategy added value by generating premiums and moderating volatility. However, the Portfolio’s exposure to real estate investment trusts (REITs) and preferred equity detracted from performance, as both asset classes significantly underperformed the overall market for the period. REITs continued their underperformance from 2008 due, in part, to historic tightening of credit and the acceleration of the domestic and global recessions. Within the preferred market, financials constitute the majority of preferred securities and were one the market’s worst-performing sectors for the period.

What is your outlook?

The market had a terrible first quarter followed by an April and May rally that was one of the strongest quarterly stock gains in more than a decade. In June the market began to wane as investors, in our opinion, looked beyond “less-worse” economic news and instead looked for actual signs of recovery, only to find rising unemployment and reduced consumer spending. With this backdrop, the Portfolio maintains its more conservative approach, which emphasizes dividend coverage, improving operating performance, quality balance sheets, and attractive valuations. With the expectation of a slow recovery, we have modestly rotated to consumer discretionary and technology sectors and underweighted consumer staples and utilities. The Portfolio continues to use a call-writing strategy to generate premium income; however, if volatility continues to fall to below average levels the Portfolio may suspend this strategy or initiate a put-writing strategy to enhance Portfolio income.

Portfolio Facts

As of June 30, 2009

Net Assets	$41,639,552
NAV	$6.73
NAV - High†	1/2/2009 - $7.05
NAV - Low†	3/9/2009 - $5.05
Number of Holdings: 199

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	From Inception 4/30/2008
(25.28%)	(27.43%)

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Balanced Portfolio

Kevin R. Brimmer, FSA, and Michael G. Landreville, CFA, Portfolio Co-Managers

Thrivent Balanced Portfolio seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

The Portfolio is subject to interest-rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Balanced Portfolio earned a total return of 3.65%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index, returned 3.19% and 1.90%, respectively.

What factors affected the Portfolio’s performance?

We maintained an investment allocation of approximately two-thirds of assets in the equity segment and the remainder in fixed-income securities during the period.

The equity component return was closely aligned with its benchmark, the S&P 500 Index. Within the Portfolio, information technology, materials and consumer discretionary were the best-performing industry sectors. Health care was the only other sector providing a positive return during the period. Faring worst were the telecommunications and industrials sectors (industrials being hindered, in part, by the slide in demand and prices of commodities).

The fixed-income component of the Portfolio modestly outperformed the Barclays Capital Aggregate Bond Index. The main factor in the relative outperformance was the Portfolio’s overweighted position in corporate and mortgage-backed bonds, whose prices rose sharply during most of the period as investors’ appetite for risk increased. Conversely, the Portfolio’s underweighted position in Treasury securities, which underperformed as their yields increased, also benefitted relative performance.

What is your outlook?

We expect the recession to end in the second half of 2009. The unprecedented amount of government stimulus in the system should begin to spur growth during the rest of the year, but we anticipate that growth will remain below trend and that unemployment will stay high for the foreseeable future. Under such a scenario, the Federal Reserve will likely keep short-term interest rates at current record low levels at least through the year.

The stock market will need to see validation of its recent advance in the form of improved earnings reports and revenue expectations. The equity segment of the account is invested in line with the S&P 500 Index which suggests a bias towards larger-capitalization equities.

We expect the yield curve to remain steep and credit spreads to continue narrowing closer to their long-term averages. Much of this will likely be due to strong demand for spread-related fixed-income investments as investors are crowded out of low-yielding government securities and money market investments. In addition, we expect investors will migrate into higher-risk bonds as the outlook for the economy should improve during the year.

As always, we intend to maintain a well-diversified mix of securities in our efforts to track the performance of the benchmark indexes.

Portfolio Facts

As of June 30, 2009

Net Assets	$258,063,518
NAV	$11.44
NAV - High†	6/12/2009 - $12.36
NAV - Low†	3/9/2009 - $9.75
Number of Holdings: 771

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	10-Year
(16.36%)	(0.16%)	0.77%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent High Yield Portfolio

Paul J. Ocenasek, CFA, Portfolio Manager

Thrivent High Yield Portfolio seeks a higher level of income through investment in a diversified portfolio of high-yield, high-risk securities, commonly referred to as “junk bonds,” which involve greater risks than higher quality investments. The Portfolio will also consider growth of capital as a secondary objective.

Although high-yield bonds typically have a higher current yield than investment-grade bonds, high-yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent High Yield Portfolio earned a total return of 22.36% as compared to the median return of its peer group, the Lipper U.S. High Current Yield category, of 22.02%. The Portfolio’s market benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, earned a total return of 30.43%.

What factors affected the Portfolio’s performance?

The high-yield bond market rallied for much of the six-month period, as investors increasingly believed that government bailouts and liquidity programs would help revive the U.S. economy and markets. The yield premium or “spread” high-yield bonds offered over that of Treasury securities fell from 16.54% at the end of 2008 to 9.45% on June 30.

The Portfolio outperformed its peer group mainly because it remained nearly fully invested in high-yield securities, unlike many of our peers, with only about 1% of Portfolio assets in cash. With exceptionally strong performance in the high-yield sector during the period, and meager yields on cash, remaining invested in this sector was rewarded. Our securities selection in the auto industry also benefitted our performance relative to our peer group.

The main reason the Portfolio (and the high-yield peer group) underperformed the index was that we owned few junk-rated preferred securities issued by major banks. These subordinated securities surged during the first half as investors’ risk appetite appeared to have increased.

What is your outlook?

We expect the U.S. economy to stabilize in the second half of the year. By then the unprecedented amount of government stimulus in the system should begin to spur growth.

We remain concerned, however, about the threats to growth posed by continued problems in the housing and credit markets, softening consumer demand and rising unemployment. With slow or no economic growth, we expect default rates in high-yield bonds to peak toward the end of the year and then start to decline significantly in 2010.

At current price levels, the high-yield market appears fairly valued given the prevailing economic and default rate environment. For suitable investors, we believe that now is a good time to add some exposure to high-yield bonds.

Portfolio Facts

As of June 30, 2009

Net Assets	$709,084,252
NAV	$4.06
NAV - High†	6/12/2009 - $4.10
NAV - Low†	3/9/2009 - $3.38
Number of Holdings: 273

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	10-Year
(2.69%)	4.33%	1.51%

*	The Barclays Capital U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Diversified Income Plus Portfolio Mark L. Simenstad, CFA, Kevin R. Brimmer, FSA, David R. Spangler, CFA and Paul J. Ocenasek, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Portfolio seeks to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of income-producing securities.

The Portfolio may invest in debt or equity securities. Debt securities include high-yield, high-risk securities commonly known as “junk bonds.” High-yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. Equity securities include securities of REITs, which are subject to the risk that changes in real estate values or economic downturns can have a negative effect on issuers in the real estate industry. These and other risks are described in the Portfolio’s Prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Diversified Income Plus Portfolio earned a total return of 11.74%. This compares with the Portfolio’s market benchmarks, the S&P 500 Dividend Aristocrats Index and the Barclays Capital Aggregate Bond Index, returned 0.46% and 1.90%, respectively.

What factors affected the Portfolio’s performance?

Non-Treasury sectors of the credit market reversed course and rallied for much of the period, as investors increasingly appeared to believe that government bailouts and liquidity programs would help revive the U.S. economy and markets. The extra yield premium, or “spread,” riskier bonds offered over that of Treasury securities narrowed considerably.

High-yield, investment-grade corporate and mortgage-related bonds were among the best-performing sectors during the period, while the prices of U.S. government securities sagged. Despite a strong rally in the stock market during the period, equity real estate investment trust (REIT) shares generally posted negative returns.

The Portfolio’s favorable performance relative to its benchmark indexes were due to several factors, including: an overweighted position in high-yield bonds; an underweighted position in REITs; a large position in mortgage-related bonds; and a meaningful allocation to preferred stocks.

What is your outlook?

The unprecedented amount of government stimulus in the system should begin to spur economic growth in the second half of 2009, but growth will remain below trend and unemployment will stay high for the foreseeable future. We continue to see opportunities in several investment areas going forward, including mortgage-backed, investment-grade corporate and high-yield bonds. We will remain cautious on REITs and intend to stay at the low end of our overall allocation to equities. As always we will continue to monitor the economy and markets carefully, adding value to the Portfolio whenever possible.

Portfolio Facts

As of June 30, 2009

Net Assets	$74,643,233
NAV	$5.15
NAV - High†	6/12/2009 - $5.64
NAV - Low†	3/9/2009 - $4.55
Number of Holdings: 449

†	For the six months ended June 30, 2009

Average Annual Total Returns1,2

As of June 30, 2009

1-Year	5-Year	10-Year
(10.67%)	1.72%	2.75%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 that have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years. The index portfolio has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Prior to July 3, 2006, the Portfolio invested primarily in “junk bonds”.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Socially Responsible Bond Portfolio

Subadvised by Calvert Asset Management Company, Inc.

Thrivent Partner Socially Responsible Bond Portfolio seeks to maximize income.

The Portfolio may invest a portion of its portfolio in high-yield, high-risk securities commonly known as “junk bonds.” High-yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. In addition, as a non-diversified fund, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Partner Socially Responsible Bond Portfolio earned a total return of 4.57% as compared to the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated category, of 5.80%. The Portfolio’s market benchmark, the Barclays Capital U.S. Credit Index, earned a total return of 6.88%.

What factors affected the Portfolio’s performance?

The first half of 2009 saw Treasury yields trend higher on concerns about the heavy supply of new U.S. debt coming to market to fund the various rescue and economic stimulus packages, along with inflationary risks as a result of the Federal Reserve’s Treasury purchase program. The yield curve also steepened to historic levels in May.

In the second quarter, investors began to add yield to portfolios, and corporate yields, which narrowed in the first quarter, staged a strong rally, with the Barclays Capital benchmark spread narrowing 200 bps. Lower-quality and longer-duration issues outpaced shorter and higher-quality securities. For example, high yield, as measured by the Barclays Capital High Yield Index, returned 23.1% in the quarter, as compared to the higher-quality AA component of the Barclays Capital U.S. Credit benchmark, which posted a quarterly return of 5.3%.

The Portfolio’s short relative duration was a key driver of outperformance in the first quarter but detracted from second quarter performance. Performance was helped by our active yield anticipation trades, which benefit from movements in the spread differential between various dated Treasuries. Performance was hindered by the Portfolio’s higher-quality bias and by some specific holdings that did not participate in the strong long-end credit rally (e.g., long-dated military housing bonds and taxable municipal securities [toll roads]).

What is your outlook?

Looking ahead, we continue to maintain a short relative duration in anticipation of higher yields resulting from continued large new issuance of U.S. debt. We believe the credit markets may pause from their strong second quarter performance and investors will look to rotate out of out-performers into those securities that are still cheap given their reasonable fundamentals. The Portfolio is positioned to take advantage of a flattening yield curve from the very steep levels witnessed in May. We will also continue to anticipate volatile Treasury moves and will look for opportunities to take advantage of such moves.

Portfolio Facts

As of June 30, 2009

Net Assets	$6,744,323
NAV	$9.95
NAV - High†	6/23/2009 - $10.24
NAV - Low†	2/19/2009 - $9.80
Number of Holdings: 80

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	From Inception 4/30/2008
6.65%	6.29%

*	The Barclays Capital U.S. Credit Index is an index comprised of both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Income Portfolio

Stephen D. Lowe, CFA, Portfolio Manager

Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed-income securities.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Income Portfolio earned a total return of 8.27% as compared to the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated category, of 5.80%. The Portfolio’s market benchmark, the Barclays Capital Aggregate Bond Index, earned a total return of 1.90%.

What factors affected the Portfolio’s Performance?

The most significant reason the Portfolio outperformed its Lipper peer group was our overweighted position in investment-grade corporate securities. The prices of these securities rose sharply during the period as investors’ appetite for risk increased. Within the corporate bond area, our overweighted position in the financial sector also benefitted our relative performance, as the previously most beat-up sectors tended to do best.

Conversely, the Portfolio’s underweighted position in less risky segments such as Treasury and agency mortgage-backed securities, which underperformed, also benefitted relative performance.

While government liquidity programs helped revive prices of our securitized assets, the Portfolio continued to be negatively impacted by illiquid floating-rate securities that were used to support the forward purchase of mortgage securities. However, these securities did quite well and boosted our performance during the last three months of the period.

What is your outlook?

We expect an economic recovery to begin in the second half of 2009. The unprecedented amount of government stimulus in the system should begin to spur growth in the second half, but we anticipate that growth will remain below trend and that unemployment will stay high for the foreseeable future. Under such a scenario, the Federal Reserve will likely keep short-term interest rates at current record-low levels at least through the year.

The yield premium or “spreads” offered by credit-related bonds over that of Treasury securities has narrowed considerably, and we expect further tightening during the remainder of 2009 but at a slower rate. The large amount of government market support will continue to crowd investors into non-Treasury bonds.

We continue to hold an overweighted position in corporate bonds and other spread products, as we believe that current valuations are attractive, particularly those of investment-grade corporate bonds.

We are also maintaining our modestly overweighted position in securitized products and believe that various government programs will continue to improve liquidity and valuations. Additionally, our strategy is to reduce our more illiquid holdings over time. We believe that current valuations still do not reflect the underlying value in many of these securities.

Portfolio Facts

As of June 30, 2009

Net Assets	$1,144,767,636
NAV	$8.61
NAV - High†	6/26/2009 - $8.62
NAV - Low†	3/10/2009 - $7.77
Number of Holdings: 375

†	For the six months ended June 30, 2009

Average Annual Returns1

As of June 30, 2009

1-Year	5-Year	10-Year
(2.07%)	2.51%	4.45%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Bond Index Portfolio

Michael G. Landreville, CFA, Portfolio Manager

Thrivent Bond Index Portfolio strives for investment results similar to the total return of the Barclays Capital Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position, and prepayment and extension risk, which may result in overall price fluctuations over short or even extended time periods. While the Portfolio attempts to closely track the Barclays Capital Aggregate Bond Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the securities in their respective indexes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30?

Thrivent Bond Index Portfolio earned a total return of 1.94% as compared to a 1.90% total return for the Portfolio’s market benchmark, the Barclays Capital Aggregate Bond Index.

What factors affected the Portfolio’s performance?

Since the Portfolio’s objective is to track the performance of the aggregate bond index, its allocations to various sectors of the broad U.S. fixed-income markets generally mirror those of the index. However, the Portfolio’s return reflects operating expenses incurred, whereas no expenses were incurred by the index.

The main reason the Portfolio outperformed its benchmark index was a recovery in the floating-rate debt we hold that backs our mortgage securities. The prices of these securities declined during the first quarter, but they more than made up the lost ground over the second quarter.

Investors continued to seek safety from the global liquidity crisis during the first part of the period, discounting the prices of most types of risk assets such as corporate bonds and mortgage-backed securities. The situation reversed in March, however, as government liquidity programs and signs of a potential economic recovery drew investors back to risk assets.

The Federal Reserve kept the federal funds target interest rate at a range of zero to 0.25% throughout the period. As noted above, more important were the Fed’s extraordinary measures to expand its balance sheet and inject massive liquidity into the financial system, including buying large amounts of agency mortgage-backed and Treasury securities. As investors sought out riskier assets during the period, the two-year Treasury yield rose from 0.76% to 1.11%, the 10-year yield increased from 2.25% to 3.53%, and the 30-year yield rose from 2.69% to 4.32%.

What is your outlook?

We expect the recession that started in December 2007 to end in late 2009. The unprecedented amount of government stimulus in the system should begin to spur growth in the second half, but we anticipate that growth will remain below trend and that unemployment will stay high for the foreseeable future. Under such a scenario, the Federal Reserve will likely keep short-term interest rates at current record low levels at least through the year.

We expect the yield curve to remain steep and credit spreads to continue narrowing closer to their long-term averages. In addition, we expect investors will migrate into higher-risk investments as the outlook for the economy improves during the year.

As always, we intend to maintain a well-diversified mix of debt securities in our efforts to track the performance of the index.

Portfolio Facts

As of June 30, 2009

Net Assets	$155,611,003
NAV	$9.71
NAV - High†	1/12/2009 - $9.75
NAV - Low†	3/17/2009 - $9.37
Number of Holdings: 274

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	10-Year
1.90%	3.38%	5.00%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Limited Maturity Bond Portfolio

Michael G. Landreville, CFA, and Gregory R. Anderson, CFA , Portfolio Co-Managers

Thrivent Limited Maturity Bond Portfolio seeks a high level of current income with stability of principal. The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Limited Maturity Bond Portfolio earned a total return of 6.89% compared to a median return of its peer group, the Lipper Short Investment Grade Debt Funds category, of 4.79%. The Portfolio’s market benchmark, the Barclays Capital Government/Credit 1-3 Year Bond Index, earned a total return of 2.00%.

What factors affected the Portfolio’s performance?

The largest factor in the Portfolio’s outperformance of its Lipper peer group was our underweighted position in Treasury securities and overweighted position in Treasury inflation-protected securities (TIPS), which significantly outperformed nominal U.S. Treasury securities during the period. Also benefitting the Portfolio’s relative performance was our positioning in investment-grade corporate bonds, which experienced rising prices during the period, as investors were attracted to the historically wide valuations in the sector.

Investors continued to seek safety from the global liquidity crisis during the first part of the reporting period, keeping Treasury yields low in the face of growing supply and discounting the prices of most other types of bonds. The situation reversed in mid-March, however, as the Federal Reserve announced major plans to further ease credit markets and the Treasury provided details on its plan to take troubled securities off of bank balance sheets.

The Federal Reserve’s Federal Open Market Committee (FOMC) kept the federal funds target interest rate at a range of zero to 0.25% throughout the period. As noted above, more important was the government’s continued extraordinary measures to expand its balance sheet and inject liquidity into the financial system, resulting in a significant easing of credit. The yield on the two-year Treasury note rose from 0.76% to 1.11% during the period.

What is your outlook?

We expect the recession that started in December 2007 to end in late 2009. The unprecedented amount of government stimulus in the system should begin to spur growth in the second half, but growth will remain below trend and unemployment will stay high for the foreseeable future.

We expect the yield curve to remain steep and credit spreads to continue narrowing closer to their long-term averages. In addition, we expect investors will migrate into higher-risk investments as the outlook for the economy improves during the year.

We will maintain our overweighted position in spread-sector investments, which remain at historically attractive levels, and continue adding to these holdings as opportunities arise.

Portfolio Facts

As of June 30, 2009

Net Assets	$983,946,264
NAV	$9.20
NAV - High†	6/30/2009 - $9.20
NAV - Low†	3/10/2009 - $8.70
Number of Holdings: 283

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	From Inception 11/30/2001
0.44%	2.49%	2.88%

*	The Barclays Capital Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and corporate fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mortgage Securities Portfolio

Gregory R. Anderson, CFA, and Scott A. Lalim, Portfolio Co-Managers

Thrivent Mortgage Securities Portfolio seeks a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

The risks presented by mortgage securities include, but are not limited to, reinvestment of repaid principal at lower rates of return. The real estate industry — and therefore, the performance of the portfolio — is highly sensitive to economic conditions. In addition, the value of mortgage securities may fluctuate in response to changes in interest rates. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Mortgage Securities Portfolio earned a total return of 2.37% as compared to the median return of its peer group, the Lipper U.S. Mortgage Funds category, of 2.37%. The Portfolio’s market benchmark, the Barclays Capital Mortgage-Backed Securities Index, earned a total return of 2.91%.

What factors affected the Portfolio’s performance?

The Portfolio’s return was in line with its Lipper peer group, while it modestly underperformed the index—mainly because the Portfolio incurs operating expenses whereas the index has none.

A major factor that helped the Portfolio’s performance was our allocation to AAA-rated non-agency residential mortgage-backed securities and AAA-rated commercial mortgage-backed securities. Both types of securities rebounded in the second quarter.

Investors continued to seek safety from the global financial crisis during the first part of the reporting period, keeping Treasury yields low in the face of growing supply and discounting the prices of most other types of bonds. The situation reversed in mid-March, however, as the Federal Reserve announced major plans to further ease credit markets and the Treasury provided details on its plan to take troubled securities off of bank balance sheets.

The Federal Reserve’s Federal Open Market Committee (FOMC) kept the federal funds target interest rate at a range of zero to 0.25% throughout the period.

What is your outlook?

We expect the recession that started in December 2007 to end in late 2009. We expect economic growth will remain below trend and unemployment will stay high for the foreseeable future. Under such a scenario, the Federal Reserve will likely keep short-term interest rates at current record low levels at least through the year.

We expect that agency-backed mortgage securities will be a safe haven and benefit as the Federal Reserve continues to buy them, although spreads on these securities have tightened to long-term averages. While the fundamentals for non-agency sector and commercial mortgage-backed securities remain poor and continue to worsen, prices of these securities offer 10-15% loss-adjusted yields at very extreme scenarios for the housing market and economy—and they remain attractive versus agency mortgage-backed securities.

We will maintain our overweighted position in non-agency securities relative to agency issues, which have benefitted from large Federal Reserve and Treasury purchases.

Portfolio Facts

As of June 30, 2009

Net Assets	$30,037,293
NAV	$8.88
NAV - High†	6/29/2009 - $8.88
NAV - Low†	3/20/2009 - $8.44
Number of Holdings: 54

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	From Inception 4/30/2003
(0.99%)	2.49%	2.39%

*	The Barclays Capital Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in this Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Money Market Portfolio

William D. Stouten, Portfolio Manager

Thrivent Money Market Portfolio seeks to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

The principal risk of investing in the Portfolio is current income risk — that is, the income the Portfolio receives may fall as a result of a decline in interest rates. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Investments in the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or, generally, any other government agency. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2009?

Thrivent Money Market Portfolio produced a 0.38% return during the period, while its Lipper Money Market Portfolios category reported a median net return of 0.12% over the same time frame.

What factors affected the Portfolio’s performance?

The Federal Reserve’s Federal Open Market Committee (FOMC) kept the federal funds target interest rate at a range of zero to 0.25% throughout the period. Members noted in June that economic conditions were likely to warrant exceptionally low interest rate levels for an extended period.

The government also undertook extraordinary measures to support liquidity across other sectors of the market, including money market securities. With the government buying massive amounts of short-term securities, available supply plummeted. As supply dropped, prices jumped and yields fell. The yield on the 30-day Treasury bill stayed low during the period, moving from 0.11% to 0.17%, and actually approached zero on several days. With yields so low, many money market funds began to have difficulty maintaining a positive yield to shareholders.

One factor benefitting our relative performance was that we purchased some longer-dated (three to six months) securities at attractive prices early in and just prior to the period, enabling us to extend the Portfolio’s weighted average maturity in high-quality investments. When government intervention boosted credit quality and liquidity, we took advantage of the pricing discrepancies that remained in the market. Money market securities in general continued to benefit during the period from federal programs designed to boost market liquidity and investor confidence.

What is your outlook?

The Federal Reserve will likely keep short-term interest rates at current record-low levels at least through third quarter 2009 in an attempt to improve prospects for economic growth. The low-yield environment is an indication that credit quality and liquidity in money market securities has improved, and we expect money market credit quality and liquidity to remain sound. As a result of the low interest rate environment—and the fact that most of our higher-yielding agency and floating-rate securities will mature in the third quarter—yields for shareholders of the Portfolio will likely hover around zero in the months ahead. We remain optimistic, however, that the low-yield environment will turn around.

As in any interest rate environment, we continue to manage the Portfolio conservatively, focusing our primary concerns on safety and liquidity while pursuing the optimum risk-adjusted yield.

Portfolio Facts

As of June 30, 2009

Net Assets	$610,086,348
NAV	$1.00
Number of Holdings: 83

†	For the six months ended June 30, 2009

Average Annual Total Returns1

As of June 30, 2009

1-Year	5-Year	10-Year
1.62%	3.36%	3.21%

Money Market Portfolio Yields *

As of June 30, 2009

Portfolio
7-Day Yield	0.30%
7-Day Effective Yield	0.30%

*	Seven-day yields of Thrivent Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period, though they are expressed as annual percentage rates. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.
1	Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser waived its management fee and/or reimbursed Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Shareholder Expense Example

(Unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Portfolio expenses. This Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009. Shares in a Portfolio are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company, and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these variable contracts and retirement plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 01/01/09	Ending Account Value 06/30/09	Expenses Paid During Period 01/01/09- 06/30/09*	Annualized Expense Ratio
Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$1,066	$1.10	0.21%
Hypothetical**	$1,000	$1,024	$1.08	0.21%
Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$1,070	$0.91	0.18%
Hypothetical**	$1,000	$1,024	$0.89	0.18%
Thrivent Moderate Allocation Portfolio
Actual	$1,000	$1,072	$0.88	0.17%
Hypothetical**	$1,000	$1,024	$0.86	0.17%
Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$1,070	$0.97	0.19%
Hypothetical**	$1,000	$1,024	$0.95	0.19%
Thrivent Technology Portfolio
Actual	$1,000	$1,254	$6.99	1.25%
Hypothetical**	$1,000	$1,019	$6.26	1.25%
Thrivent Partner Healthcare Portfolio
Actual	$1,000	$1,069	$7.13	1.39%
Hypothetical**	$1,000	$1,018	$6.95	1.39%
Thrivent Partner Natural Resources Portfolio
Actual	$1,000	$1,164	$6.40	1.19%
Hypothetical**	$1,000	$1,019	$5.97	1.19%

	Beginning Account Value 01/01/09	Ending Account Value 06/30/09	Expenses Paid During Period 01/01/09- 06/30/09*	Annualized Expense Ratio
Thrivent Partner Emerging Markets Portfolio
Actual	$1,000	$1,334	$8.68	1.50%
Hypothetical**	$1,000	$1,017	$7.50	1.50%
Thrivent Real Estate Securities Portfolio
Actual	$1,000	$891	$4.31	0.92%
Hypothetical**	$1,000	$1,020	$4.61	0.92%
Thrivent Partner Utilities Portfolio
Actual	$1,000	$992	$4.47	0.90%
Hypothetical**	$1,000	$1,020	$4.53	0.90%
Thrivent Partner Small Cap Growth Portfolio
Actual	$1,000	$1,111	$5.43	1.04%
Hypothetical**	$1,000	$1,020	$5.19	1.04%
Thrivent Partner Small Cap Value Portfolio
Actual	$1,000	$1,029	$4.60	0.91%
Hypothetical**	$1,000	$1,020	$4.58	0.91%
Thrivent Small Cap Stock Portfolio
Actual	$1,000	$972	$3.88	0.79%
Hypothetical**	$1,000	$1,021	$3.97	0.79%
Thrivent Small Cap Index Portfolio
Actual	$1,000	$1,007	$2.49	0.50%
Hypothetical**	$1,000	$1,022	$2.51	0.50%
Thrivent Mid Cap Growth Portfolio II
Actual	$1,000	$1,207	$3.48	0.64%
Hypothetical**	$1,000	$1,022	$3.18	0.64%
Thrivent Mid Cap Growth Portfolio
Actual	$1,000	$1,206	$2.73	0.50%
Hypothetical**	$1,000	$1,022	$2.50	0.50%
Thrivent Partner Mid Cap Value Portfolio
Actual	$1,000	$1,049	$4.45	0.88%
Hypothetical**	$1,000	$1,020	$4.39	0.88%
Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$1,117	$3.89	0.74%
Hypothetical**	$1,000	$1,021	$3.72	0.74%
Thrivent Mid Cap Index Portfolio
Actual	$1,000	$1,082	$3.16	0.61%
Hypothetical**	$1,000	$1,022	$3.07	0.61%
Thrivent Partner Worldwide Allocation Portfolio
Actual	$1,000	$1,080	$5.16	1.00%
Hypothetical**	$1,000	$1,020	$5.01	1.00%
Thrivent Partner International Stock Portfolio
Actual	$1,000	$1,023	$4.35	0.87%
Hypothetical**	$1,000	$1,020	$4.34	0.87%
Thrivent Partner Socially Responsible Stock Portfolio
Actual	$1,000	$1,111	$5.13	0.98%
Hypothetical**	$1,000	$1,020	$4.91	0.98%
Thrivent Partner All Cap Growth Portfolio
Actual	$1,000	$1,184	$5.41	1.00%
Hypothetical**	$1,000	$1,020	$5.01	1.00%

	Beginning Account Value 01/01/09	Ending Account Value 06/30/09	Expenses Paid During Period 01/01/09- 06/30/09*	Annualized Expense Ratio
Thrivent Partner All Cap Value Portfolio
Actual	$1,000	$1,159	$5.25	0.98%
Hypothetical**	$1,000	$1,020	$4.91	0.98%
Thrivent Partner All Cap Portfolio
Actual	$1,000	$1,055	$5.47	1.07%
Hypothetical**	$1,000	$1,019	$5.38	1.07%
Thrivent Large Cap Growth Portfolio II
Actual	$1,000	$1,139	$2.77	0.52%
Hypothetical**	$1,000	$1,022	$2.62	0.52%
Thrivent Large Cap Growth Portfolio
Actual	$1,000	$1,143	$2.46	0.46%
Hypothetical**	$1,000	$1,022	$2.32	0.46%
Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$1,152	$5.41	1.01%
Hypothetical**	$1,000	$1,020	$5.08	1.01%
Thrivent Large Cap Value Portfolio
Actual	$1,000	$989	$3.25	0.66%
Hypothetical**	$1,000	$1,022	$3.30	0.66%
Thrivent Large Cap Stock Portfolio
Actual	$1,000	$1,042	$3.62	0.72%
Hypothetical**	$1,000	$1,021	$3.58	0.72%
Thrivent Large Cap Index Portfolio
Actual	$1,000	$1,031	$2.25	0.45%
Hypothetical**	$1,000	$1,023	$2.24	0.45%
Thrivent Equity Income Plus Portfolio
Actual	$1,000	$977	$4.17	0.85%
Hypothetical**	$1,000	$1,021	$4.26	0.85%
Thrivent Balanced Portfolio
Actual	$1,000	$1,036	$2.23	0.44%
Hypothetical**	$1,000	$1,023	$2.21	0.44%
Thrivent High Yield Portfolio
Actual	$1,000	$1,224	$2.55	0.46%
Hypothetical**	$1,000	$1,022	$2.32	0.46%
Thrivent Diversified Income Plus Portfolio
Actual	$1,000	$1,117	$3.46	0.66%
Hypothetical**	$1,000	$1,022	$3.30	0.66%
Thrivent Partner Socially Responsible Bond Portfolio
Actual	$1,000	$1,046	$3.45	0.68%
Hypothetical**	$1,000	$1,021	$3.41	0.68%
Thrivent Income Portfolio
Actual	$1,000	$1,083	$2.30	0.45%
Hypothetical**	$1,000	$1,023	$2.23	0.45%
Thrivent Bond Index Portfolio
Actual	$1,000	$1,019	$2.34	0.47%
Hypothetical**	$1,000	$1,022	$2.34	0.47%
Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$1,069	$2.28	0.45%
Hypothetical**	$1,000	$1,023	$2.23	0.45%

	Beginning Account Value 01/01/09	Ending Account Value 06/30/09	Expenses Paid During Period 01/01/09- 06/30/09*	Annualized Expense Ratio
Thrivent Mortgage Securities Portfolio
Actual	$1,000	$1,024	$4.72	0.94%
Hypothetical**	$1,000	$1,020	$4.71	0.94%
Thrivent Money Market Portfolio
Actual	$1,000	$1,004	$1.99	0.40%
Hypothetical**	$1,000	$1,023	$2.01	0.40%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
**	Assuming 5% total return before expenses.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Mutual Funds (93.0%)	Value
Equity Mutual Funds (83.7%)
741,225	Thrivent Real Estate Securities Portfolio	$6,173,147
3,436,127	Thrivent Partner Small Cap Growth Portfolio	28,393,058
853,596	Thrivent Partner Small Cap Value Portfolio	10,562,220
4,007,411	Thrivent Small Cap Stock Portfolio	32,997,822
4,032,445	Thrivent Mid Cap Growth Portfolio II	27,498,048
1,598,958	Thrivent Partner Mid Cap Value Portfolio	13,807,475
5,349,414	Thrivent Mid Cap Stock Portfolio	42,300,489
879,970	Thrivent Partner Worldwide Allocation Portfolio	5,727,813
7,023,139	Thrivent Partner International Stock Portfolio	58,626,357
6,368,822	Thrivent Large Cap Growth Portfolio II	42,462,211
3,982,773	Thrivent Large Cap Value Portfolio	31,881,697
4,573,660	Thrivent Large Cap Stock Portfolio	29,088,932
513,284	Thrivent Equity Income Plus Portfolio	3,454,964

	Total Equity Mutual Funds	332,974,233

Fixed Income Mutual Funds (9.3%)
2,545,059	Thrivent High Yield Portfolio	10,328,611
1,903,571	Thrivent Income Portfolio	16,393,936
1,108,244	Thrivent Limited Maturity Bond Portfolio	10,198,062

	Total Fixed Income Mutual Funds	36,920,609

	Total Mutual Funds (cost $524,293,523)	369,894,842

Principal Amount	Long-Term Fixed Income (0.4%)
U.S. Government (0.4%)
	U.S. Treasury Notes
1,500,000	0.875%, 12/31/2010[a]	1,502,050

	Total U.S. Government	1,502,050

	Total Long-Term Fixed Income (cost $1,501,048)	1,502,050

Shares or Principal Amount	Short-Term Investments (6.6%)[b]
	Federal Home Loan Bank Discount Notes
5,000,000	Zero Coupon, 8/5/2009	4,998,979
	Federal Home Loan Mortgage Corporation Discount Notes
1,900,000	Zero Coupon, 9/21/2009[a]	1,899,150
5,000,000	Zero Coupon, 9/23/2009	4,997,083
14,346,551	Thrivent Money Market Portfolio	14,346,551

	Total Short-Term Investments (at amortized cost)	26,241,763

	Total Investments (cost $552,036,334) 100.0%	$397,638,655

	Other Assets and Liabilities, Net (<0.1%)	(154,072)

	Total Net Assets 100.0%	$397,484,583

a	At June 30, 2009, $3,401,200 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
b	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$5,604,572
Gross unrealized depreciation	(160,002,251)

Net unrealized appreciation (depreciation)	$(154,397,679)

Cost for federal income tax purposes	$552,036,334

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Aggressive Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	332,974,233	332,974,233	—	—
Fixed Income Mutual Funds	36,920,609	36,920,609	—	—
Long-Term Fixed Income
U.S. Government	1,502,050	—	1,502,050	—
Short-Term Investments	26,241,763	14,346,551	11,895,212	—

Total	$397,638,655	$384,241,393	$13,397,262	$—

Other Financial Instruments*	($1,001,527)	($1,001,527)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI Eafe Index Futures	100	September 2009	$6,764,651	$6,514,500	($250,151)
Russell 2000 Index Mini-Futures	198	September 2009	10,350,995	10,042,561	(308,434)
S&P 400 Index Mini-Futures	131	September 2009	7,802,352	7,554,770	(247,582)
S&P 500 Index Futures	37	September 2009	8,663,735	8,468,375	(195,360)

Total Futures Contracts					($1,001,527)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,001,527
Total Equity Contracts		1,001,527

Total Liability Derivatives		$1,001,527

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	4,810,197
Total Equity Contracts		4,810,197

Total		$4,810,197

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Equity Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,670,502)
Total Equity Contracts		(1,670,502)

Total		($1,670,502)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Real Estate Securities	$6,831,279	$323,346	$192,218	741,225	$6,173,147	$—
Partner Small Cap Growth	25,422,654	787,459	512,580	3,436,127	28,393,058	25,263
Partner Small Cap Value	10,222,302	319,192	192,218	853,596	10,562,220	23,408
Small Cap Stock	33,717,707	1,019,069	640,725	4,007,411	32,997,822	66,324
Mid Cap Growth II	22,699,981	667,449	448,508	4,032,445	27,498,048	527
Partner Mid Cap Value	13,078,930	410,475	256,290	1,598,959	13,807,475	29,377
Mid Cap Stock	37,675,608	1,075,209	704,798	5,349,414	42,300,489	27,189
Partner Worldwide Allocation	2,219,334	3,221,884	206,449	879,970	5,727,813	2,218
Partner International Stock	57,328,763	101,453	—	7,023,139	58,626,357	101,453
Large Cap Growth II	37,423,862	1,048,020	1,016,369	6,368,822	42,462,211	—
Large Cap Value	32,366,920	971,714	900,368	3,982,773	31,881,697	18,969
Large Cap Stock	28,077,766	765,629	772,223	4,573,660	29,088,932	3,433
Equity Income Plus	3,601,214	—	51,928	513,284	3,454,964	—
High Yield	8,443,730	592,798	128,145	2,545,059	10,328,611	450,553
Income	15,131,694	675,774	192,218	1,903,571	16,393,936	462,336
Limited Maturity Bond	9,528,194	418,094	192,218	1,108,244	10,198,062	204,656
Money Market	7,615,610	55,438,031	48,707,090	14,346,551	14,346,551	41,068
Total Value and Income Earned	351,385,548				384,241,393	1,456,774

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Mutual Funds (92.3%)	Value
Equity Mutual Funds (67.3%)
4,308,723	Thrivent Real Estate Securities Portfolio	$35,884,336
4,546,224	Thrivent Partner Small Cap Growth Portfolio	37,565,907
3,213,805	Thrivent Partner Small Cap Value Portfolio	39,766,979
7,071,371	Thrivent Small Cap Stock Portfolio	58,227,086
5,601,119	Thrivent Mid Cap Growth Portfolio II	38,195,152
5,659,937	Thrivent Partner Mid Cap Value Portfolio	48,875,254
17,467,112	Thrivent Mid Cap Stock Portfolio	138,121,185
6,744,884	Thrivent Partner Worldwide Allocation Portfolio	43,903,124
18,862,599	Thrivent Partner International Stock Portfolio	157,457,435
19,768,583	Thrivent Large Cap Growth Portfolio II	131,801,095
19,709,057	Thrivent Large Cap Value Portfolio	157,769,030
20,372,690	Thrivent Large Cap Stock Portfolio	129,572,346
1,942,584	Thrivent Equity Income Plus Portfolio	13,075,725

	Total Equity Mutual Funds	1,030,214,654

Fixed Income Mutual Funds (25.0%)
27,497,320	Thrivent High Yield Portfolio	111,592,375
22,613,964	Thrivent Income Portfolio	194,755,982
8,326,890	Thrivent Limited Maturity Bond Portfolio	76,624,044

	Total Fixed Income Mutual Funds	382,972,401

	Total Mutual Funds (cost $1,946,083,606)	1,413,187,055

Principal Amount	Long-Term Fixed Income (1.1%)
Collateralized Mortgage Obligations (0.5%)
	Citigroup Mortgage Loan Trust, Inc.
$1,006,167	5.500%, 11/25/2035	710,632
	Citimortgage Alternative Loan Trust
3,070,567	5.750%, 4/25/2037	1,961,454
	Countrywide Alternative Loan Trust
761,847	6.000%, 1/25/2037	558,440
	Countrywide Home Loans
3,030,783	5.750%, 4/25/2037	2,219,003
	Deutsche Alt-A Securities, Inc.
777,322	5.500%, 10/25/2021	580,319
1,307,311	6.000%, 10/25/2021	768,764
	J.P. Morgan Mortgage Trust
689,615	6.048%, 10/25/2036	541,572
	Master Alternative Loans Trust
706,554	6.500%, 7/25/2034	554,535
	Merrill Lynch Alternative Note Asset Trust
792,530	6.000%, 3/25/2037	408,559

	Total Collateralized Mortgage Obligations	8,303,278

Commercial Mortgage-Backed Securities (0.1%)
	Greenwich Capital Commercial Funding Corporation
1,350,000	5.867%, 8/10/2017	707,232

	Total Commercial Mortgage- Backed Securities	707,232

U.S. Government (0.5%)
	U.S. Treasury Notes
7,000,000	0.875%, 12/31/2010[a]	7,009,569

	Total U.S. Government	7,009,569

	Total Long-Term Fixed Income (cost $17,675,965)	16,020,079

Shares or Principal Amount	Short-Term Investments (6.6%)[b]
	Federal Home Loan Bank Discount Notes
5,000,000	Zero Coupon, 8/5/2009	4,998,980
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	Zero Coupon, 7/7/2009	4,999,892
10,000,000	Zero Coupon, 7/7/2009	9,999,783
9,000,000	Zero Coupon, 9/21/2009[a]	8,995,962
5,000,000	Zero Coupon, 9/23/2009	4,997,084
	Federal National Mortgage Association Discount Notes
10,000,000	Zero Coupon, 7/14/2009	9,999,422
5,000,000	0.120%, 7/20/2009	4,999,683
	Ranger Funding Company, LLC
7,370,000	0.100%, 7/1/2009	7,370,000
44,444,991	Thrivent Money Market Portfolio	44,444,991

	Total Short-Term Investments (at amortized cost)	100,805,797

	Total Investments (cost $2,064,565,368) 100.0%	$1,530,012,931

	Other Assets and Liabilities, Net (<0.1%)	(517,288)

	Total Net Assets 100.0%	$1,529,495,643

a	At June 30, 2009, $16,005,531 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

b	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$15,192,200
Gross unrealized depreciation	(549,744,637)

Net unrealized appreciation (depreciation)	$(534,552,437)

Cost for federal income tax purposes	$2,064,565,368

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Moderately Aggressive Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	1,030,214,654	1,030,214,654	—	—
Fixed Income Mutual Funds	382,972,401	382,972,401	—	—
Long-Term Fixed Income
Collateralized Mortgage Obligations	8,303,278	—	8,303,278	—
Commercial Mortgage-Backed Securities	707,232	—	707,232	—
U.S. Government	7,009,569	—	7,009,569	—
Short-Term Investments	100,805,797	44,444,991	56,360,806	—

Total	$1,530,012,931	$1,457,632,046	$72,380,885	$—

Other Financial Instruments*	($4,910,391)	($4,910,391)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI Eafe Index Futures	860	September 2009	$58,175,994	$56,024,700	($2,151,294)
Russell 2000 Index Mini-Futures	686	September 2009	35,862,537	34,793,920	(1,068,617)
S&P 400 Index Mini-Futures	833	September 2009	49,613,430	48,039,110	(1,574,320)
S&P 500 Index Futures	22	September 2009	5,151,410	5,035,250	(116,160)

Total Futures Contracts					($4,910,391)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,910,391
Total Equity Contracts		4,910,391

Total LiabilityDerivatives		$4,910,391

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	22,918,696
Total Equity Contracts		22,918,696

Total		$22,918,696

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Equity Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(8,695,447)
Total Equity Contracts		(8,695,447)

Total		($8,695,447)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Real Estate Securities	$39,120,717	$1,800,234	$596,535	4,308,723	$35,884,336	$—
Partner Small Cap Growth	33,422,897	1,038,634	452,791	4,546,224	37,565,907	33,346
Partner Small Cap Value	38,261,829	1,130,649	452,791	3,213,805	39,766,979	87,942
Small Cap Stock	59,095,132	1,792,220	754,651	7,071,371	58,227,086	116,741
Mid Cap Growth II	31,319,073	1,006,018	452,790	5,601,119	38,195,152	731
Partner Mid Cap Value	46,000,879	1,444,123	603,721	5,659,938	48,875,254	103,740
Mid Cap Stock	122,321,299	3,439,550	1,509,302	17,467,112	138,121,185	88,592
Partner Worldwide Allocation	27,036,551	13,378,413	39,322	6,744,884	43,903,124	16,880
Partner International Stock	153,972,385	272,480	—	18,862,599	157,457,435	272,480
Large Cap Growth II	115,320,245	2,680,767	1,801,332	19,768,583	131,801,095	—
Large Cap Value	159,244,087	4,114,819	2,998,942	19,709,057	157,769,030	93,669
Large Cap Stock	123,957,202	2,696,033	1,801,332	20,372,690	129,572,346	15,267
Equity Income Plus	13,230,889	335,096	150,930	1,942,584	13,075,725	—
High Yield	90,546,222	6,519,556	754,651	27,497,320	111,592,375	4,844,578
Income	177,917,275	9,463,082	1,811,162	22,613,964	194,755,982	5,441,932
Limited Maturity Bond	70,686,329	3,533,552	905,581	8,326,890	76,624,044	1,522,978
Money Market	28,319,832	176,212,084	160,086,925	44,444,991	44,444,991	125,872
Total Value and Income Earned	1,329,772,843				1,457,632,046	12,764,748

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Mutual Funds (90.9%)	Value
Equity Mutual Funds (47.1%)
5,327,454	Thrivent Real Estate Securities Portfolio	$44,368,639
3,839,930	Thrivent Partner Small Cap Growth Portfolio	31,729,729
3,911,796	Thrivent Partner Small Cap Value Portfolio	48,403,776
5,526,491	Thrivent Small Cap Stock Portfolio	45,506,232
2,222,376	Thrivent Mid Cap Growth Portfolio II	15,154,829
4,560,455	Thrivent Partner Mid Cap Value Portfolio	39,380,899
13,478,287	Thrivent Mid Cap Stock Portfolio	106,579,557
7,167,042	Thrivent Partner Worldwide Allocation Portfolio	46,650,994
16,896,587	Thrivent Partner International Stock Portfolio	141,045,948
19,208,712	Thrivent Large Cap Growth Portfolio II	128,068,322
23,336,914	Thrivent Large Cap Value Portfolio	186,809,662
18,332,262	Thrivent Large Cap Stock Portfolio	116,595,022
2,435,130	Thrivent Equity Income Plus Portfolio	16,391,102

	Total Equity Mutual Funds	966,684,711

Fixed Income Mutual Funds (43.8%)
32,982,496	Thrivent High Yield Portfolio	133,852,865
46,039,277	Thrivent Income Portfolio	396,499,458
39,884,943	Thrivent Limited Maturity Bond Portfolio	367,021,250

	Total Fixed Income Mutual Funds	897,373,573

	Total Mutual Funds (cost $2,424,957,046)	1,864,058,284

Principal Amount	Long-Term Fixed Income (1.4%)
Collateralized Mortgage Obligations (0.9%)
	Citigroup Mortgage Loan Trust, Inc.
$2,347,723	5.500%, 11/25/2035	1,658,140
	Citimortgage Alternative Loan Trust
7,018,440	5.750%, 4/25/2037	4,483,323
	Countrywide Alternative Loan Trust
1,777,643	6.000%, 1/25/2037	1,303,027
	Countrywide Home Loans
6,819,262	5.750%, 4/25/2037	4,992,756
	Deutsche Alt-A Securities, Inc.
1,813,750	5.500%, 10/25/2021	1,354,079
3,005,991	6.000%, 10/25/2021	1,767,673
	J.P. Morgan Mortgage Trust
1,609,101	6.048%, 10/25/2036	1,263,668
	Master Alternative Loans Trust
1,641,029	6.500%, 7/25/2034	1,287,952
	Merrill Lynch Alternative Note Asset Trust
1,849,237	6.000%, 3/25/2037	953,304

	Total Collateralized Mortgage Obligations	19,063,922

Commercial Mortgage-Backed Securities (0.1%)
	Greenwich Capital Commercial Funding Corporation
3,150,000	5.867%, 8/10/2017	1,650,209

	Total Commercial Mortgage-Backed Securities	1,650,209

U.S. Government (0.4%)
	U.S. Treasury Notes
9,000,000	0.875%, 12/31/2010[a]	9,012,303

	Total U.S. Government	9,012,303

	Total Long-Term Fixed Income (cost $33,546,065)	29,726,434

Shares or Principal Amount	Short-Term Investments (7.7%)[b]
	Federal Home Loan Bank Discount Notes
5,000,000	Zero Coupon, 8/5/2009	4,998,979
4,095,000	Zero Coupon, 9/11/2009	4,093,116
	Federal Home Loan Mortgage Corporation Discount Notes
9,000,000	Zero Coupon, 7/7/2009	8,999,775
5,000,000	Zero Coupon, 7/14/2009	4,999,801
15,000,000	Zero Coupon, 7/21/2009	14,998,917
5,000,000	0.120%, 8/3/2009	4,999,450
5,000,000	Zero Coupon, 9/14/2009	4,997,604
16,000,000	Zero Coupon, 9/21/2009[a]	15,992,822
5,000,000	Zero Coupon, 9/23/2009	4,997,083
	Federal National Mortgage Association Discount Notes
15,000,000	0.120%, 7/20/2009	14,999,050
	Ranger Funding Company, LLC
6,360,000	0.100%, 7/1/2009	6,360,000
66,934,825	Thrivent Money Market Portfolio	66,934,825

	Total Short-Term Investments (at amortized cost)	157,371,422

	Total Investments (cost $2,615,874,533) 100.0%	$2,051,156,140

	Other Assets and Liabilities, Net (<0.1%)	(717,067)

	Total Net Assets 100.0%	$2,050,439,073

a	At June 30, 2009, $25,005,125 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

b	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$17,029,967
Gross unrealized depreciation	(581,748,360)

Net unrealized appreciation (depreciation)	$(564,718,393)

Cost for federal income tax purposes	$2,615,874,533

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Moderate Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	966,684,711	966,684,711	—	—
Fixed Income Mutual Funds	897,373,573	897,373,573	—	—
Long-Term Fixed Income
Collateralized Mortgage Obligations	19,063,922	—	19,063,922	—
Commercial Mortgage-Backed Securities	1,650,209	—	1,650,209	—
U.S. Government	9,012,303	—	9,012,303	—
Short-Term Investments	157,371,422	66,934,825	90,436,597	—

Total	$2,051,156,140	$1,930,993,109	$120,163,031	$—

Other Financial Instruments*	($6,914,439)	($6,914,439)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI Eafe Index Futures	1,090	September 2009	$73,734,690	$71,008,049	($2,726,641)
Russell 2000 Index Mini-Futures	871	September 2009	45,533,920	44,177,120	(1,356,800)
S&P 400 Index Mini-Futures	1,199	September 2009	71,412,368	69,146,330	(2,266,038)
S&P 500 Index Futures	107	September 2009	25,054,585	24,489,625	(564,960)
Total Futures Contracts					($6,914,439)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	6,914,439
Total Equity Contracts		6,914,439

Total Liability Derivatives		$6,914,439

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	35,748,283
Total Equity Contracts		35,748,283

Total		$35,748,283

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Equity Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(13,164,314)
Total Equity Contracts		(13,164,314)

Total		($13,164,314)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Technology	$4,269,555	$—	$4,955,150	—	$—	$—
Real Estate Securities	49,393,237	2,985,123	1,886,862	5,327,454	44,368,639	—
Partner Small Cap Growth	28,096,145	1,118,732	448,136	3,839,930	31,729,729	28,112
Partner Small Cap Value	46,353,405	1,788,216	672,204	3,911,796	48,403,776	106,829
Small Cap Stock	47,277,589	1,726,993	1,672,204	5,526,491	45,506,232	91,063
Mid Cap Growth II	12,361,202	545,599	224,068	2,222,376	15,154,829	289
Partner Mid Cap Value	36,513,686	2,264,425	896,272	4,560,456	39,380,899	83,186
Mid Cap Stock	94,011,700	3,340,107	1,344,409	13,478,287	106,579,557	68,247
Partner Worldwide Allocation	30,587,271	12,561,541	—	7,167,042	46,650,994	17,822
Partner International Stock	143,177,677	244,080	4,000,000	16,896,587	141,045,948	244,080
Large Cap Growth II	112,299,552	3,271,860	2,464,749	19,208,712	128,068,322	—
Large Cap Value	187,460,023	6,109,129	3,585,090	23,336,914	186,809,662	110,720
Large Cap Stock	111,217,996	2,740,273	1,568,477	18,332,262	116,595,022	13,724
Equity Income Plus	16,507,327	545,310	224,068	2,435,130	16,391,102	—
High Yield	108,347,447	8,249,501	1,008,306	32,982,496	133,852,865	5,796,206
Income	362,069,509	20,868,869	5,033,226	46,039,277	396,499,458	11,053,291
Limited Maturity Bond	337,673,887	17,911,793	4,369,328	39,884,943	367,021,250	7,278,249
Money Market	28,065,946	256,676,211	217,807,332	66,934,825	66,934,825	159,532
Total Value and Income Earned	1,755,683,154				1,930,993,109	25,051,350

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Mutual Funds (87.6%)	Value
Equity Mutual Funds (30.3%)
1,298,364	Thrivent Real Estate Securities Portfolio	$10,813,165
1,036,882	Thrivent Partner Small Cap Value Portfolio	12,830,172
2,209,883	Thrivent Small Cap Stock Portfolio	18,196,617
1,798,363	Thrivent Partner Mid Cap Value Portfolio	15,529,401
4,226,953	Thrivent Mid Cap Stock Portfolio	33,424,634
2,944,299	Thrivent Partner Worldwide Allocation Portfolio	19,164,736
3,652,709	Thrivent Partner International Stock Portfolio	30,491,354
4,939,675	Thrivent Large Cap Growth Portfolio II	32,933,802
7,372,262	Thrivent Large Cap Value Portfolio	59,014,218
2,462,761	Thrivent Large Cap Stock Portfolio	15,663,409
923,184	Thrivent Equity Income Plus Portfolio	6,214,045

	Total Equity Mutual Funds	254,275,553

Fixed Income Mutual Funds (57.3%)
10,516,705	Thrivent High Yield Portfolio	42,679,942
12,334,914	Thrivent Income Portfolio	106,230,745
36,128,601	Thrivent Limited Maturity Bond Portfolio	332,455,387

	Total Fixed Income Mutual Funds	481,366,074

	Total Mutual Funds (cost $893,187,797)	735,641,627

Principal Amount	Long-Term Fixed Income (1.8%)
Collateralized Mortgage Obligations (1.2%)
	Citigroup Mortgage Loan Trust, Inc.
$1,274,478	5.500%, 11/25/2035	900,133
	Citimortgage Alternative Loan Trust
3,860,142	5.750%, 4/25/2037	2,465,827
	Countrywide Alternative Loan Trust
965,006	6.000%, 1/25/2037	707,358
	Countrywide Home Loans
3,788,479	5.750%, 4/25/2037	2,773,754
	Deutsche Alt-A Securities, Inc.
984,607	5.500%, 10/25/2021	735,071
1,650,348	6.000%, 10/25/2021	970,486
	J.P. Morgan Mortgage Trust
873,512	6.048%, 10/25/2036	685,991
	Master Alternative Loans Trust
934,475	6.500%, 7/25/2034	733,417
	Merrill Lynch Alternative Note Asset Trust
1,003,871	6.000%, 3/25/2037	517,508

	Total Collateralized Mortgage Obligations	10,489,545

Commercial Mortgage-Backed Securities (0.1%)
	Greenwich Capital Commercial Funding Corporation
1,710,000	5.867%, 8/10/2017	895,828

	Total Commercial Mortgage-Backed Securities	895,828

U.S. Government (0.5%)
	U.S. Treasury Notes
4,000,000	0.875%, 12/31/2010[a]	4,005,468

	Total U.S. Government	4,005,468

	Total Long-Term Fixed Income (cost $17,483,450)	15,390,841

Shares or Principal Amount	Short-Term Investments (10.6%)[b]
	Federal Home Loan Bank Discount Notes
4,000,000	Zero Coupon, 9/11/2009	3,998,160
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.120%, 8/3/2009	4,999,450
5,000,000	0.140%, 8/25/2009	4,998,931
4,000,000	Zero Coupon, 9/21/2009[a]	3,997,936
	Federal National Mortgage Association Discount Notes
5,000,000	Zero Coupon, 7/14/2009	4,999,711
	Ranger Funding Company, LLC
6,015,000	0.100%, 7/1/2009	6,015,000
60,201,944	Thrivent Money Market Portfolio	60,201,944

	Total Short-Term Investments (at amortized cost)	89,211,132

	Total Investments (cost $999,882,379) 100.0%	$840,243,600

	Other Assets and Liabilities, Net (<0.1%)	(265,766)

	Total Net Assets 100.0%	$839,977,834

a	At June 30, 2009, $8,003,404 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
b	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,840,567
Gross unrealized depreciation	(163,479,346)

Net unrealized appreciation (depreciation)	$(159,638,779)

Cost for federal income tax purposes	$999,882,379

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Moderately Conservative Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	254,275,553	254,275,553	—	—
Fixed Income Mutual Funds	481,366,074	481,366,074	—	—
Long-Term Fixed Income
Collateralized Mortgage Obligations	10,489,545	—	10,489,545	—
Commercial Mortgage-Backed Securities	895,828	—	895,828	—
U.S. Government	4,005,468	—	4,005,468	—
Short-Term Investments	89,211,132	60,201,944	29,009,188	—

Total	$840,243,600	$795,843,571	$44,400,029	$—

Other Financial Instruments*	($2,119,101)	($2,119,101)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI Eafe Index Futures	340	September 2009	$22,999,812	$22,149,300	($850,512)
Russell 2000 Index Mini-Futures	273	September 2009	14,271,826	13,846,561	(425,265)
S&P 400 Index Mini-Futures	97	September 2009	5,777,314	5,593,990	(183,324)
S&P 500 Index Futures	125	September 2009	29,269,375	28,609,375	(660,000)
Total Futures Contracts					($2,119,101)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,119,101
Total Equity Contracts		2,119,101

Total Liability Derivatives		$2,119,101

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	12,769,992
Total Equity Contracts		12,769,992

Total		$12,769,992

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Equity Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(3,650,583)
Total Equity Contracts		(3,650,583)

Total		($3,650,583)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Real Estate Securities	$10,895,334	$1,336,673	$195,820	1,298,364	$10,813,165	$—
Partner Small Cap Value	12,043,151	600,853	100,065	1,036,882	12,830,172	28,296
Small Cap Stock	18,025,517	877,161	150,098	2,209,883	18,196,617	36,386
Partner Mid Cap Value	14,371,785	593,428	100,065	1,798,364	15,529,401	32,912
Mid Cap Stock	29,122,644	1,142,439	200,130	4,226,953	33,424,634	21,406
Partner Worldwide Allocation	15,645,703	2,249,426	—	2,944,299	19,164,736	7,359
Partner International Stock	29,816,480	52,765	—	3,652,709	30,491,354	52,765
Large Cap Growth II	28,289,254	1,121,034	350,228	4,939,675	32,933,802	—
Large Cap Value	57,828,193	2,557,273	600,390	7,372,262	59,014,218	34,947
Large Cap Stock	14,721,702	562,358	200,130	2,462,761	15,663,409	1,841
Equity Income Plus	6,132,818	280,258	50,032	923,184	6,214,045	—
High Yield	33,776,091	3,492,388	300,195	10,516,705	42,679,942	1,811,024
Income	94,900,381	7,116,307	750,488	12,334,914	106,230,745	2,912,431
Limited Maturity Bond	302,430,975	17,755,967	2,001,300	36,128,601	332,455,387	6,545,631
Money Market	23,837,188	113,090,864	76,726,108	60,201,944	60,201,944	148,600
Total Value and Income Earned	691,837,216				795,843,571	11,633,598

The accompanying Notes to Financial Statements are an integral part of this schedule.

Technology Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (91.4%)	Value
Communications Equipment (15.8%)
43,000	ADC Telecommunications, Inc.[a]	$342,280
35,800	CIENA Corporation[a,b]	370,530
47,600	Cisco Systems, Inc.[a]	887,264
69,500	Motorola, Inc.	460,785
25,793	QUALCOMM, Inc.	1,165,843
9,100	Research in Motion, Ltd.[a]	646,555

	Total Communications Equipment	3,873,257

Computers & Peripherals (19.1%)
9,256	Apple, Inc.[a]	1,318,332
111,929	EMC Corporation[a]	1,466,270
17,900	Hewlett-Packard Company	691,835
7,057	International Business Machines Corporation	736,892
17,500	Western Digital Corporation[a]	463,750

	Total Computers & Peripherals	4,677,079

Electronic Equipment, Instruments & Components (1.4%)
27,339	Comverge, Inc.[a,b]	330,802

	Total Electronic Equipment, Instruments & Components	330,802

Financials (0.8%)
13,700	First Trust Global Wind Energy ETF	205,089

	Total Financials	205,089

Health Care (2.4%)
1,900	Alcon, Inc.	220,628
23,489	BioMarin Pharmaceutical, Inc.[a,b]	366,663

	Total Health Care	587,291

Industrials (5.0%)
14,962	American Superconductor Corporation[a,b]	392,753
22,700	A-Power Energy Generation Systems, Ltd.[a,b]	181,146
2,135	First Solar, Inc.[a,b]	346,126
28,129	Polypore International, Inc.[a]	312,794

	Total Industrials	1,232,819

Internet Software & Services (9.0%)
2,625	Google, Inc.[a]	1,106,674
69,900	Yahoo!, Inc.[a]	1,094,634

	Total Internet Software & Services	2,201,308

Semiconductors & Semiconductor Equipment (20.3%)
38,600	Applied Materials, Inc.	423,442
56,885	FormFactor, Inc.[a]	980,697
61,200	Intel Corporation	1,012,860
19,300	MEMC Electronic Materials, Inc.[a]	343,733
17,300	Microchip Technology, Inc.[b]	390,115
60,200	Micron Technology, Inc.[a]	304,612
47,100	ON Semiconductor Corporation[a]	323,106
58,200	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	547,662
92,039	Teradyne, Inc.[a]	631,388

	Total Semiconductors & Semiconductor Equipment	4,957,615

Software (14.4%)
87,400	Compuware Corporation[a]	599,564
36,000	Microsoft Corporation	855,720
35,500	Nuance Communications, Inc.[a]	429,195
50,000	Synopsys, Inc.[a]	975,500
24,515	VMware, Inc.[a,b]	668,524

	Total Software	3,528,503

Telecommunications Services (3.2%)
145,200	Alcatel-Lucent ADR[a]	360,096
88,500	Sprint Nextel Corporation[a]	425,685

	Total Telecommunications Services	785,781

	Total Common Stock (cost $18,355,444)	22,379,544

	Collateral Held for Securities Loaned (10.3%)
2,510,954	Thrivent Financial Securities Lending Trust	2,510,954

	Total Collateral Held for Securities Loaned (cost $2,510,954)	2,510,954

	Short-Term Investments (8.7%)
2,141,032	Thrivent Money Market Portfolio	2,141,032

	Total Short-Term Investments (at amortized cost)	2,141,032

	Total Investments (cost $23,007,430) 110.4%	$27,031,530

	Other Assets and Liabilities, Net (10.4%)	(2,540,200)

	Total Net Assets 100.0%	$24,491,330

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Technology Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,251,211
Gross unrealized depreciation	(227,111)

Net unrealized appreciation (depreciation)	$4,024,100

Cost for federal income tax purposes	$23,007,430

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Technology Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Equipment	3,873,257	3,873,257	—	—
Computers & Peripherals	4,677,079	4,677,079	—	—
Electronic Equipment, Instruments & Components	330,802	330,802	—	—
Financials	205,089	205,089	—	—
Health Care	587,291	587,291	—	—
Industrials	1,232,819	1,232,819	—	—
Internet Software & Services	2,201,308	2,201,308	—	—
Semiconductors & Semiconductor Equipment	4,957,615	4,957,615	—	—
Software	3,528,503	3,528,503	—	—
Telecommunications Services	785,781	785,781	—	—
Collateral Held for Securities Loaned	2,510,954	2,510,954	—	—
Short-Term Investments	2,141,032	2,141,032	—	—

Total	$27,031,530	$27,031,530	$—	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Technology Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	(157,196)
Total Equity Contracts		(157,196)

Total		($157,196)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Technology Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$1,319,500	$10,401,153	$9,579,621	2,141,032	$2,141,032	$5,463
Thrivent Financial Securities Lending Trust	2,295,165	12,091,598	11,875,809	2,510,954	2,510,954	12,157
Total Value and Income Earned	3,614,665				4,651,986	17,620

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Healthcare Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (96.0%)	Value
Biotechnology (24.9%)
5,200	Alexion Pharmaceuticals, Inc.[a]	$213,824
7,500	Amgen, Inc.[a]	397,050
1,290	Basilea Pharmaceutica[a]	110,621
14,067	BioMarin Pharmaceutical, Inc.[a]	219,586
9,400	Celgene Corporation[a]	449,696
8,900	Gilead Sciences, Inc.[a]	416,876
4,700	InterMune, Inc.[a]	71,440
5,091	Momenta Pharmaceuticals, Inc.[a]	61,245
7,074	Myriad Genetics, Inc.[a]	252,188
1,943	Myriad Pharmaceuticals, Inc.[a]	9,035
7,900	Onyx Pharmaceuticals, Inc.[a]	223,254
2,417	United Therapeutics Corporation[a]	201,408

	Total Biotechnology	2,626,223

Health Care Equipment (10.0%)
10,200	Given Imaging, Ltd.	100,470
900	Intuitive Surgical, Inc.[a]	147,294
6,800	St. Jude Medical, Inc.[a]	279,480
4,900	Stryker Corporation	194,726
8,357	Thoratec Corporation[a]	223,801
3,167	Varian Medical Systems, Inc.[a]	111,289

	Total Health Care Equipment	1,057,060

Health Care Supplies (0.9%)
8,700	Align Technology, Inc.[a]	92,220

	Total Health Care Supplies	92,220

Life Sciences Tools & Services (3.0%)
5,000	Life Technologies Corporation[a]	208,600
5,800	Luminex Corporation[a]	107,532

	Total Life Sciences Tools & Services	316,132

Materials (0.9%)
1,000	Lonza Group AG	99,473

	Total Materials	99,473

Pharmaceuticals (56.3%)
13,100	Abbott Laboratories	616,224
3,400	Allergan, Inc.	161,772
14,900	Bristol-Myers Squibb Company	302,619
11,492	Dr. Reddy’s Laboratories, Ltd. ADR	194,789
9,700	GlaxoSmithKline plc ADR	342,798
28,100	Hikma Pharmaceuticals plc	217,736
8,000	Johnson & Johnson	454,400
28,300	Merck & Company, Inc.	791,268
13,400	Mylan Laboratories, Inc.[a]	174,870
3,700	Nichi-iko Pharmaceutical Company, Ltd.	115,542
6,500	Novartis AG	264,585
3,740	Novo Nordisk A/S ADR	203,680
49,100	Pfizer, Inc.	736,500
6,220	Pharmstandard GDR[a]	94,200
800	Richter Gedeon Nyrt	143,887
6,010	Roche Holding AG	818,838
3,700	Stada Arzneimittel AG	92,496
4,100	Teva Pharmaceutical Industries, Ltd. ADR	202,294

	Total Pharmaceuticals	5,928,498

	Total Common Stock (cost $9,913,843)	10,119,606

	Short-Term Investments (1.5%)
155,373	Thrivent Money Market Portfolio	155,373

	Total Short-Term Investments (at amortized cost)	155,373

	Total Investments (cost $10,069,216) 97.5%	$10,274,979

	Other Assets and Liabilities, Net 2.5%	261,599

	Total Net Assets 100.0%	$10,536,578

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$793,188
Gross unrealized depreciation	(587,425)

Net unrealized appreciation (depreciation)	$205,763

Cost for federal income tax purposes	$10,069,216

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Healthcare Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Partner Healthcare Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Biotechnology	2,626,223	2,515,602	110,621	—
Health Care Equipment	1,057,060	1,057,060	—	—
Health Care Supplies	92,220	92,220	—	—
Life Sciences Tools & Services	316,132	316,132	—	—
Materials	99,473	—	99,473	—
Pharmaceuticals	5,928,498	4,181,214	1,747,284	—
Short-Term Investments	155,373	155,373	—	—

Total	$10,274,979	$8,317,601	$1,957,378	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Healthcare Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$348,090	$3,449,238	$3,641,955	155,373	$155,373	$2,051
Total Value and Income Earned	348,090				155,373	2,051

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (78.6%)	Value
Coal & Consumable Fuels (1.9%)
790	Arch Coal, Inc.	$12,142
2,040	CONSOL Energy, Inc.	69,279
210	Patriot Coal Corporation[a]	1,340
5,040	Peabody Energy Corporation	152,006

	Total Coal & Consumable Fuels	234,767

Industrials (0.8%)
1,450	Aegean Marine Petroleum Network, Inc.	21,895
3,000	Saipem SPA	73,298

	Total Industrials	95,193

Integrated Oil & Gas (18.8%)
1,320	BP plc ADR	62,938
5,530	Chevron Corporation	366,362
4,300	Coastal Energy Company[a]	10,499
2,680	ConocoPhillips	112,721
450	Eni SPA	21,334
3,810	Exxon Mobil Corporation	266,357
2,650	Hess Corporation	142,437
1,230	Husky Energy, Inc.	34,398
5,530	Marathon Oil Corporation	166,619
4,390	Murphy Oil Corporation	238,465
4,690	Occidental Petroleum Corporation	308,649
3,720	Petroleo Brasileiro SA ADR	152,446
7,290	Suncor Energy, Inc.	221,671
3,610	Total SA ADR	195,770

	Total Integrated Oil & Gas	2,300,666

Materials (7.5%)
200	Alcoa, Inc.	2,066
2,040	Aluminum Corporation of China, Ltd.	47,614
1,920	Barrick Gold Corporation	64,622
3,140	BHP Billiton, Ltd.	86,023
900	E.I. du Pont de Nemours and Company	23,058
12,610	Eldorado Gold Corporation[a]	113,611
2,160	First Quantum Minerals, Ltd.	104,453
5,040	Goldcorp, Inc.	175,178
2,880	HudBay Minerals, Inc.[a]	19,015
200	Intrepid Potash, Inc.[a]	5,616
2,350	Newcrest Mining, Ltd.	57,437
120	Newmont Mining Corporation	4,904
480	Praxair, Inc.	34,114
3,240	Southern Copper Corporation	66,226
4,920	Vale SA SP ADR	86,740
1,910	Votorantim Celulose e Papel SA ADR[a]	20,456

	Total Materials	911,133

Oil & Gas Drilling (8.6%)
2,160	Diamond Offshore Drilling, Inc.	179,388
3,610	Helmerich & Payne, Inc.	111,441
4,330	Nabors Industries, Ltd.[a]	67,461
6,010	Noble Corporation	181,802
2,040	Pride International, Inc.[a]	51,122
430	Rowan Companies, Inc.	8,308
6,010	Transocean, Ltd.[a]	446,483

	Total Oil & Gas Drilling	1,046,005

Oil & Gas Equipment & Services (12.4%)
1,560	Acergy SA	15,350
3,610	Baker Hughes, Inc.	131,548
430	BJ Services Company	5,861
7,570	Cameron International Corporation[a]	214,231
4,080	Dresser-Rand Group, Inc.[a]	106,488
790	Dril-Quip, Inc.[a]	30,099
2,880	FMC Technologies, Inc.[a]	108,230
7,080	Halliburton Company	146,556
9,250	National Oilwell Varco, Inc.[a]	302,105
2,100	Schlumberger, Ltd.	113,631
2,580	Smith International, Inc.	66,435
790	Technip SA	38,821
1,390	Tesco Corporation[a]	11,037
960	Trican Well Service, Ltd.[a]	8,270
11,050	Weatherford International, Ltd.[a]	216,138

	Total Oil & Gas Equipment & Services	1,514,800

Oil & Gas Exploration & Production (27.1%)
750	Addax Petroleum Corporation	31,807
2,160	Anadarko Petroleum Corporation	98,042
5,040	Apache Corporation	363,636
3,610	Cabot Oil & Gas Corporation	110,610
3,130	Canadian Natural Resources, Ltd.	164,653
960	Carrizo Oil & Gas, Inc.[a]	16,464
200	Cimarex Energy Company	5,668
900	CNOOC, Ltd.	110,727
6,800	Connacher Oil & Gas, Ltd.[a]	5,378
7,570	Crew Energy, Inc.[a]	33,841
1,230	Denbury Resources, Inc.[a]	18,118
7,210	Devon Energy Corporation	392,945
5,040	EnCana Corporation	249,877
5,360	EOG Resources, Inc.	364,051
1,450	Forest Oil Corporation[a]	21,634
1,200	Iteration Energy, Ltd.[a]	1,207
450	Mariner Energy, Inc.[a]	5,288
2,650	Newfield Exploration Company[a]	86,576
4,080	Nexen, Inc.	88,636
240	Niko Resources, Ltd.	16,506
2,770	Noble Energy, Inc.	163,347
2,130	Pan Orient Energy Corporation[a]	10,255
600	Paramount Resources, Ltd.[a]	3,095
2,690	Petro-Canada	103,881
800	Pioneer Natural Resources Company	20,400
5,040	Progress Energy Resources Corporation	44,022
5,400	Range Resources Corporation	223,614
2,520	Southwestern Energy Company[a]	97,902
21,370	Talisman Energy, Inc.	306,992
6,370	TriStar Oil & Gas, Ltd.[a]	60,184
1,920	Whiting Petroleum Corporation[a]	67,507
480	XTO Energy, Inc.	18,307

	Total Oil & Gas Exploration & Production	3,305,170

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (78.6%)	Value
Oil & Gas Refining & Marketing (0.2%)
1,800	Valero Energy Corporation	$30,402

	Total Oil & Gas Refining & Marketing	30,402

Oil & Gas Storage & Transportation (0.2%)
1,500	Williams Companies, Inc.	23,415

	Total Oil & Gas Storage & Transportation	23,415

Utilities (1.1%)
3,970	EQT Corporation	138,593

	Total Utilities	138,593

	Total Common Stock (cost $12,400,323)	9,600,144

Shares or Principal Amount	Short-Term Investments (21.5%)[b]
	Federal National Mortgage Association Discount Notes
1,000,000	0.160%, 7/14/2009	999,942
1,625,164	Thrivent Money Market Portfolio	1,625,164

	Total Short-Term Investments (at amortized cost)	2,625,106

	Total Investments (cost $15,025,429) 100.1%	$12,225,250

	Other Assets and Liabilities, Net (0.1%)	(15,149)

	Total Net Assets 100.0%	$12,210,101

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$68,638
Gross unrealized depreciation	(2,868,817)

Net unrealized appreciation (depreciation)	$(2,800,179)

Cost for federal income tax purposes	$15,025,429

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Partner Natural Resources Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Coal & Consumable Fuels	234,767	234,767	—	—
Industrials	95,193	21,895	73,298	—
Integrated Oil & Gas	2,300,666	2,300,666	—	—
Materials	911,133	767,673	143,460	—
Oil & Gas Drilling	1,046,005	1,046,005	—	—
Oil & Gas Equipment & Services	1,514,800	1,514,800	—	—
Oil & Gas Exploration & Production	3,305,170	3,305,170	—	—
Oil & Gas Refining & Marketing	30,402	30,402	—	—
Oil & Gas Storage & Transportation	23,415	23,415	—	—
Utilities	138,593	138,593	—	—
Short-Term Investments	2,625,106	1,625,164	999,942	—

Total	$12,225,250	$11,008,550	$1,216,700	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Partner Natural Resources Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contract	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	2,272
Total Foreign Exchange Contracts		2,272

Total		$2,272

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Natural Resources Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$680,495	$5,509,154	$4,564,485	1,625,164	$1,625,164	$4,208
Total Value and Income Earned	680,495				1,625,164	4,208

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (98.6%)	Value[a]
Brazil (16.1%)
13,300	Banco Bradesco SA ADR	$196,441
11,300	Lojas Renner SA	125,139
6,700	Petroleo Brasileiro SA ADR	223,512
4,000	Souza Cruz SA	114,580
5,000	Ultrapar Participacoes SA	157,566
15,700	Vale SA SP PREF ADR	240,995

	Total Brazil	1,058,233

Chile (2.0%)
2,900	Banco Santander Chile SA ADR	135,401

	Total Chile	135,401

China (2.9%)
175,000	PetroChina Company, Ltd.	193,382

	Total China	193,382

Hong Kong (8.6%)
20,000	China Mobile, Ltd.	200,247
38,000	Hang Lung Group, Ltd.	177,815
19,000	Swire Pacific, Ltd.	190,719

	Total Hong Kong	568,781

Hungary (3.5%)
1,300	Richter Gedeon Nyrt	233,816

	Total Hungary	233,816

India (12.1%)
2,000	Bharti Airtel, Ltd.[b]	33,433
2,600	GlaxoSmithKline Pharmaceuticals, Ltd.	64,973
2,500	Grasim Industries, Ltd.	120,650
3,000	Hero Honda Motors, Ltd.	87,475
3,058	Hindustan Unilever, Ltd.	17,020
4,100	Housing Development Finance Corporation[b]	200,136
3,700	ICICI Bank, Ltd. ADR	109,150
1,100	Infosys Technologies, Ltd.	40,678
3,500	Infosys Technologies, Ltd. ADR	128,730

	Total India	802,245

Indonesia (2.4%)
70,000	PT Astra International Tbk	162,527

	Total Indonesia	162,527

Israel (3.2%)
4,000	Check Point Software Technologies, Ltd.[b]	93,880
2,350	Teva Pharmaceutical Industries, Ltd. ADR	115,949

	Total Israel	209,829

Luxembourg (2.2%)
5,500	Tenaris SA ADR	148,720

	Total Luxembourg	148,720

Malaysia (2.7%)
37,000	Bumiputra-Commerce Holdings Berhad	94,994
34,000	Public Bank Berhad	86,937

	Total Malaysia	181,931

Mexico (9.5%)
115,000	Consorcio ARA SAB de CVb	50,041
6,100	Fomento Economico Mexicano SAB de CV ADR	196,664
2,400	Grupo Aeroportuario del Sureste SAB de CV ADR	93,600
70,000	Grupo Financiero Banorte SA de CV ADR	169,574
50,500	Organizacion Soriana SAB de CVb	113,132

	Total Mexico	623,011

Philippines (2.4%)
515,000	Ayala Land, Inc.	86,454
87,000	Bank of the Philippine Islands	75,576

	Total Philippines	162,030

Russia (2.0%)
2,937	LUKOIL ADR	130,655

	Total Russia	130,655

South Africa (5.5%)
20,700	Massmart Holdings, Ltd.	214,813
32,000	Truworths International, Ltd.	153,579

	Total South Africa	368,392

South Korea (7.0%)
9,501	Busan Bank	64,817
1,773	Samsung Electronics Company, Ltd. GDR	264,409
330	Shinsegae Company, Ltd.	130,408

	Total South Korea	459,634

Taiwan (4.2%)
66,000	Taiwan Mobile Company, Ltd.	112,490
100,000	Taiwan Semiconductor
	Manufacturing Company, Ltd.	164,120

	Total Taiwan	276,610

Thailand (4.5%)
34,000	PTT Exploration & Production pcl	134,740
35,000	Siam Cement Public Company, Ltd.	164,982

	Total Thailand	299,722

Turkey (5.4%)
48,000	Akbank TAS	212,710
4,200	BIM Birlesik Magazalar AS	146,535

	Total Turkey	359,245

United Kingdom (2.4%)
8,607	Standard Chartered plc	161,845

	Total United Kingdom	161,845

	Total Common Stock (cost $8,429,719)	6,536,009

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Short-Term Investments (<0.1%)	Value
13	Thrivent Money Market Portfolio	$13

	Total Short-Term Investments (at amortized cost)	13

	Total Investments (cost $8,429,732) 98.6%	$6,536,022

	Other Assets and Liabilities, Net 1.4%	94,142

	Total Net Assets 100.0%	$6,630,164

a	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
b	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$174,293
Gross unrealized depreciation	(2,068,003)

Net unrealized appreciation (depreciation)	$(1,893,710)

Cost for federal income tax purposes	$8,429,732

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Partner Emerging Markets Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	33,433	—	33,433	—
Consumer Discretionary	822,301	—	822,301	—
Consumer Staples	689,612	196,664	492,948	—
Energy	988,575	372,232	616,343	—
Financials	1,962,569	440,992	1,521,577	—
Health Care	414,738	115,949	298,789	—
Industrials	379,232	93,600	285,632	—
Information Technology	691,817	222,610	469,207	—
Materials	240,995	240,995	—	—
Telecommunications Services	312,737	—	312,737	—
Short-Term Investments	13	13	—	—

Total	$6,536,022	$1,683,055	$4,852,967	$—

Other Financial Instruments*	($159)	($159)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Sales
British Pound	8,233	7/1/2009 - 7/6/2009	$13,577	$13,546	$31
Malaysian Ringgit	72,094	7/1/2009 - 7/6/2009	20,371	20,510	(139)
Philippine Peso	638,937	7/1/2009 - 7/6/2009	13,226	13,277	(51)
Total Foreign Currency
Forward Contracts Sales			$47,174	$47,333	($159)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					($159)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Partner Emerging Markets Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Foreign Exchange Contracts
Forward Contract	Receivable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	31
Total Foreign Exchange Contracts		31

Total Asset Derivatives		$31

Liability Derivatives
Foreign Exchange Contracts
Forward Contract	Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	190
Total Foreign Exchange Contracts		190

Total Liability Derivatives		$190

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Partner Emerging Markets Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contract	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(159)
Total Foreign Exchange Contracts		(159)

Total		($159)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Emerging Markets Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$71,414	$393,686	$465,087	13	$13	$164
Total Value and Income Earned	71,414				13	164

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (96.1%)	Value
Diversified REITS (7.2%)
31,565	Colonial Properties Trust[a]	$233,581
110,595	Liberty Property Trust	2,548,109
14,800	PS Business Parks, Inc.	716,912
186,181	Vornado Realty Trust	8,383,730
28,400	Washington Real Estate Investment Trust	635,308

	Total Diversified REITS	12,517,640

Financials (3.6%)
168,452	iShares Dow Jones U.S. Real Estate Index Fund[a]	5,447,738
6,497	SPDR DJ Wilshire International Real Estate ETF	186,659
18,649	Vanguard REIT ETF[a]	578,305

	Total Financials	6,212,702

Foreign (0.9%)
187,700	Brookfield Properties Corporation[a]	1,495,969

	Total Foreign	1,495,969

Hotels, Resorts & Cruise Lines (0.9%)
70,421	Starwood Hotels & Resorts Worldwide, Inc.	1,563,346

	Total Hotels, Resorts & Cruise Lines	1,563,346

Industrial REITS (4.1%)
113,413	AMB Property Corporation	2,133,299
227,853	DCT Industrial Trust, Inc.	929,640
25,475	DuPont Fabros Technology, Inc.	239,974
28,700	EastGroup Properties, Inc.	947,674
25,100	First Potomac Realty Trust	244,725
326,365	ProLogis Trust	2,630,502

	Total Industrial REITS	7,125,814

Mortgage REITS (0.6%)
26,680	Annaly Capital Management, Inc.	403,935
16,300	Anworth Mortgage Asset Corporation	117,523
98,600	Chimera Investment Corporation	344,114
21,907	MFA Mortgage Investments, Inc.	151,597

	Total Mortgage REITS	1,017,169

Office REITS (15.9%)
52,000	Alexandria Real Estate Equities, Inc.[a]	1,861,080
93,307	BioMed Realty Trust, Inc.	954,531
162,500	Boston Properties, Inc.	7,751,250
133,585	Brandywine Realty Trust	995,208
76,830	Corporate Office Properties Trust	2,253,424
124,375	Digital Realty Trust, Inc.[a]	4,458,844
123,100	Douglas Emmett, Inc.	1,106,669
158,100	Duke Realty Corporation	1,386,537
66,600	Highwoods Properties, Inc.	1,489,842
41,960	HRPT Properties Trust	170,357
52,965	Kilroy Realty Corporation[a]	1,087,901
80,075	Mack-Cali Realty Corporation	1,825,710
5,100	Parkway Properties, Inc.	66,300
89,199	SL Green Realty Corporation[a]	2,046,225

	Total Office REITS	27,453,878

Real Estate Operating Companies (0.2%)
50,000	Forest City Enterprises	330,000

	Total Real Estate Operating Companies	330,000

Residential REITS (15.9%)
71,450	American Campus Communities, Inc.	1,584,761
97,736	Apartment Investment & Management Company	864,964
109,540	AvalonBay Communities, Inc.	6,127,668
56,577	BRE Properties, Inc.	1,344,270
84,400	Camden Property Trust	2,329,440
38,571	Equity Lifestyle Properties, Inc.	1,434,070
301,966	Equity Residential REIT	6,712,704
43,500	Essex Property Trust, Inc.	2,707,005
37,000	Home Properties, Inc.	1,261,700
33,012	Mid-America Apartment Communities, Inc.	1,211,870
44,575	Post Properties, Inc.	599,088
124,831	UDR, Inc.	1,289,504

	Total Residential REITS	27,467,044

Retail REITS (22.5%)
50,678	Acadia Realty Trust	661,348
53,847	CBL & Associates Properties, Inc.[a]	290,235
77,807	Developers Diversified Realty Corporation[a]	379,698
23,797	Equity One, Inc.[a]	315,548
93,500	Federal Realty Investment Trust	4,817,120
57,000	Inland Real Estate Corporation	399,000
281,750	Kimco Realty Corporation	2,831,588
34,700	Kite Realty Group Trust	101,324
131,511	Macerich Company[a]	2,315,909
89,000	National Retail Properties, Inc.[a]	1,544,150
10,963	Ramco-Gershenson Properties Trust	109,740
38,125	Realty Income Corporation[a]	835,700
116,600	Regency Centers Corporation[a]	4,070,506
8,500	Saul Centers, Inc.	251,345
292,938	Simon Property Group, Inc.	15,065,801
47,201	Tanger Factory Outlet Centers, Inc.[a]	1,530,728
91,000	Taubman Centers, Inc.	2,444,260
70,200	Weingarten Realty Investors[a]	1,018,602

	Total Retail REITS	38,982,602

Specialized REITS (24.3%)
56,550	DiamondRock Hospitality Company	354,003
33,945	Entertainment Properties Trust	699,267
103,500	Extra Space Storage, Inc.	864,225
266,129	Health Care Property Investors, Inc.	5,639,274
98,124	Health Care REIT, Inc.	3,346,028
51,875	Healthcare Realty Trust, Inc.	873,056
54,137	Hospitality Properties Trust	643,689
557,056	Host Marriott Corporation	4,673,700
54,438	LaSalle Hotel Properties	671,765

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (96.1%)	Value
Specialized REITS (24.3%) - continued
16,300	LTC Properties, Inc.	$333,335
22,813	Medical Properties Trust, Inc.	138,475
124,425	Nationwide Health Properties, Inc.	3,202,699
64,900	Omega Healthcare Investors, Inc.	1,007,248
45,609	Plum Creek Timber Company, Inc.[a]	1,358,236
141,948	Public Storage, Inc.	9,294,755
15,000	Rayonier, Inc. REIT	545,250
122,556	Senior Housing Property Trust	2,000,114
7,500	Sovran Self Storage, Inc.	184,500
46,736	Sunstone Hotel Investors, Inc.[a]	250,038
198,159	Ventas, Inc.	5,917,028

	Total Specialized REITS	41,996,685

	Total Common Stock (cost $274,578,616)	166,162,849

Principal Amount	Long-Term Fixed Income (0.9%)
Asset-Backed Securities (0.1%)
	Residential Funding Mortgage Securities
300,255	4.470%, 7/25/2018[b]	268,394

	Total Asset-Backed Securities	268,394

Collateralized Mortgage Obligations (0.8%)
	Countrywide Home Loans, Inc.
328,686	5.526%, 3/20/2036	304,561
	Deutsche Alt-A Securities Mortgage Loan Trust
153,108	0.394%, 7/27/2009[c]	150,107
	Deutsche Alt-A Securities, Inc.
310,104	5.888%, 6/25/2036	284,508
	Impac Secured Assets Corporation
284,759	0.424%, 7/27/2009[c]	251,134
	J.P. Morgan Alternative Loan Trust
400,540	0.394%, 7/25/2009[c]	373,531

	Total Collateralized Mortgage Obligations	1,363,841

Commercial Mortgage-Backed Securities (<0.1%)
	Banc of America Commercial Mortgage, Inc.
13,873	4.875%, 6/10/2039	13,856

	Total Commercial Mortgage-Backed Securities	13,856

	Total Long-Term Fixed Income (cost $1,667,082)	1,646,091

Shares	Collateral Held for Securities Loaned (14.7%)
25,490,440	Thrivent Financial Securities Lending Trust	25,490,440

	Total Collateral Held for Securities Loaned (cost $25,490,440)	25,490,440

	Short-Term Investments (3.2%)
5,466,058	Thrivent Money Market Portfolio	5,466,058

	Total Short-Term Investments (at amortized cost)	5,466,058

	Total Investments (cost $307,202,196) 114.9%	$198,765,438

	Other Assets and Liabilities, Net (14.9%)	(25,824,194)

	Total Net Assets 100.0%	$172,941,244

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	All or a portion of the security is insured or guaranteed.
c	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$678,707
Gross unrealized depreciation	(109,115,465)

Net unrealized appreciation (depreciation)	$(108,436,758)

Cost for federal income tax purposes	$307,202,196

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Real Estate Securities Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Diversified REITS	12,517,640	12,517,640	—	—
Financials	6,212,702	6,212,702	—	—
Foreign	1,495,969	1,495,969	—	—
Hotels, Resorts & Cruise Lines	1,563,346	1,563,346	—	—
Industrial REITS	7,125,814	7,125,814	—	—
Mortgage REITS	1,017,169	1,017,169	—	—
Office REITS	27,453,878	27,453,878	—	—
Real Estate Operating Companies	330,000	330,000	—	—
Residential REITS	27,467,044	27,467,044	—	—
Retail REITS	38,982,602	38,982,602	—	—
Specialized REITS	41,996,685	41,996,685	—	—
Long-Term Fixed Income
Asset-Backed Securities	268,394	—	268,394	—
Collateralized Mortgage Obligations	1,363,841	—	1,363,841	—
Commercial Mortgage-Backed Securities	13,856	—	13,856	—
Collateral Held for Securities Loaned	25,490,440	25,490,440	—	—
Short-Term Investments	5,466,058	5,466,058	—	—

Total	$198,765,438	$197,119,347	$1,646,091	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Real Estate Securities Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$6,360,905	$13,862,579	$14,757,426	5,466,058	$5,466,058	$18,298
Thrivent Financial Securities Lending Trust	28,447,323	184,705,840	187,662,723	25,490,440	25,490,440	108,122
Total Value and Income Earned	34,808,228				30,956,498	126,420

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (91.0%)	Value
Consumer Discretionary (0.3%)
700	Vivendi Universal SA	$16,803

	Total Consumer Discretionary	16,803

Electric Utilities (35.5%)
3,100	AES Tiete SA	32,400
2,700	Allegheny Energy, Inc.	69,255
5,600	American Electric Power Company, Inc.	161,784
300	CEZ	13,409
2,675	Companhia Energetica de Minas Gerais ADR	35,952
700	CPFL Energia SA	33,908
3,100	DPL, Inc.	71,827
9,000	Duke Energy Corporation	131,310
400	E.ON AG	14,200
1,600	Edison International, Inc.	50,336
1,200	Energias do Brasil SA	16,271
2,000	Entergy Corporation	155,040
2,100	Exelon Corporation	107,541
2,800	FirstEnergy Corporation	108,500
800	Fortum Oyj	18,236
4,700	FPL Group, Inc.	267,242
2,400	ITC Holdings Corporation	108,864
1,800	Northeast Utilities	40,158
2,000	NV Energy, Inc.	21,580
4,900	PPL Corporation	161,504
1,100	Progress Energy, Inc.	41,613
6,270	Southern Company	195,373

	Total Electric Utilities	1,856,303

Energy (5.4%)
700	Cabot Oil & Gas Corporation	21,448
200	CONSOL Energy, Inc.	6,792
700	Devon Energy Corporation	38,150
400	EOG Resources, Inc.	27,168
1,045	GDF Suez	39,118
900	Petrohawk Energy Corporation[a]	20,070
400	Range Resources Corporation	16,564
200	RWE AG	15,773
800	Southwestern Energy Company[a]	31,080
1,700	Spectra Energy Corporation	28,764
2,400	Williams Companies, Inc.	37,464

	Total Energy	282,391

Gas Utilities (4.6%)
6,200	Centricia plc	22,799
600	Energen Corporation	23,940
1,800	EQT Corporation	62,838
900	New Jersey Resources Corporation	33,336
2,400	Questar Corporation	74,664
800	UGI Corporation	20,392

	Total Gas Utilities	237,969

Independent Power Producers & Energy Traders (7.5%)
3,600	AES Corporation[a]	41,796
3,600	Constellation Energy Group, Inc.	95,688
5,800	International Power plc	22,782
7,800	NRG Energy, Inc.[a]	202,488
700	Ormat Technologies, Inc.	28,217

	Total Independent Power Producers & Energy Traders	390,971

Industrials (1.8%)
4,900	Iberdrola SA	39,958
1,200	Quanta Services, Inc.[a]	27,756
900	Tetra Tech, Inc.[a]	25,785

	Total Industrials	93,499

Integrated Telecommunication Services (13.9%)
7,100	AT&T, Inc.	176,364
1,700	BCE, Inc.	35,122
5,600	Cable & Wireless plc	12,292
1,500	Deutsche Telekom AG	17,735
1,300	France Telecom SA	29,581
4,300	Frontier Communications Corporation	30,702
1,000	Global Village Telecom Holding SAa	16,601
1,200	Koninklijke (Royal) KPN NV	16,558
19,200	Qwest Communications International, Inc.	79,680
4,000	Telefonica SA	90,842
6,500	Verizon Communications, Inc.	199,745
2,400	Windstream Corporation	20,064

	Total Integrated Telecommunication Services	725,286

Multi-Utilities (13.7%)
6,800	CMS Energy Corporation	82,144
2,100	Consolidated Edison, Inc.	78,582
2,200	Dominion Resources, Inc.	73,524
400	Electricite de France	19,532
2,000	National Grid plc	18,048
1,000	NSTAR	32,110
2,900	PG&E Corporation	111,476
7,200	Public Service Enterprise Group, Inc.	234,936
400	Sempra Energy	19,852
1,200	Wisconsin Energy Corporation	48,852

	Total Multi-Utilities	719,056

Water Utilities (2.4%)
100	American States Water Company	3,464
1,200	American Water Works Company, Inc.	22,932
1,800	Aqua America, Inc.	32,220
700	California Water Service Group	25,788
2,100	Cia de Saneamento de Minas Gerais	27,211
3,800	Northumbrian Water Group plc	15,504

	Total Water Utilities	127,119

Wireless Telecommunication Services (5.9%)
1,700	America Movil SA de CV ADR	65,824
800	American Tower Corporation[a]	25,224
600	Crown Castle International Corporation[a]	14,412

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (91.0%)	Value
Wireless Telecommunication Services (5.9%) - continued
600	Leap Wireless International, Inc.[a]	$19,758
400	Millicom International Cellular SAa	22,504
1,000	Rogers Communications, Inc.	25,750
2,100	SBA Communications Corporation[a]	51,534
4,300	Vodafone Group plc ADR	83,807

	Total Wireless Telecommunication Services	308,813

	Total Common Stock (cost $5,775,977)	4,758,210

	Short-Term Investments (8.8%)
459,341	Thrivent Money Market Portfolio	459,341

	Total Short-Term Investments (at amortized cost)	459,341

	Total Investments (cost $6,235,318) 99.8%	$5,217,551

	Other Assets and Liabilities, Net 0.2%	12,073

	Total Net Assets 100.0%	$5,229,624

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$65,691
Gross unrealized depreciation	(1,083,458)

Net unrealized appreciation (depreciation)	$(1,017,767)

Cost for federal income tax purposes	$6,235,318

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Partner Utilities Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	16,803	—	16,803	—
Electric Utilities	1,856,303	1,761,787	94,516	—
Energy	282,391	227,500	54,891	—
Gas Utilities	237,969	215,170	22,799	—
Independent Power Producers & Energy Traders	390,971	368,189	22,782	—
Industrials	93,499	53,541	39,958	—
Integrated Telecommunication Services	725,286	541,677	183,609	—
Multi-Utilities	719,056	681,476	37,580	—
Water Utilities	127,119	84,404	42,715	—
Wireless Telecommunication Services	308,813	308,813	—	—
Short-Term Investments	459,341	459,341	—	—

Total	$5,217,551	$4,701,898	$515,653	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Partner Utilities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Foreign Exchange Contracts Forward Contract	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	55
Total Foreign Exchange Contracts		55

Total		$55

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Utilities Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$562,032	$1,354,330	$1,457,021	459,341	$459,341	$1,228
Total Value and Income Earned	562,032				459,341	1,228

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (94.0%)	Value
Consumer Discretionary (13.6%)
27,940	Aeropostale, Inc.[a]	$957,504
165,310	ArvinMeritor, Inc.	725,711
26,080	Buckle, Inc.[b]	828,562
20,820	Capella Education Company[a]	1,248,159
73,250	Coldwater Creek, Inc.[a]	443,895
50,120	Collective Brands, Inc.[a]	730,248
18,570	Deckers Outdoor Corporation[a]	1,304,914
3,900	Interactive Data Corporation	90,246
31,210	J. Crew Group, Inc.[a,b]	843,294
45,460	Life Time Fitness, Inc.[a]	909,655
149,360	Orient Express Hotels, Ltd.[b]	1,268,066
40,240	Ryland Group, Inc.	676,032
179,430	Saks, Inc.[a,b]	794,875
63,950	Scientific Games Corporation[a]	1,008,492
98,410	Texas Roadhouse, Inc.[a]	1,073,653
46,440	True Religion Apparel, Inc.[a,b]	1,035,612
31,510	Warnaco Group, Inc.[a]	1,020,924
66,020	WMS Industries, Inc.[a]	2,080,290

	Total Consumer Discretionary	17,040,132

Consumer Staples (2.8%)
18,090	Chattem, Inc.[a,b]	1,231,929
9,370	Green Mountain Coffee Roasters, Inc.[a,b]	553,954
19,220	Lance, Inc.	444,559
46,610	United Natural Foods, Inc.[a]	1,223,512

	Total Consumer Staples	3,453,954

Energy (5.1%)
45,360	Arena Resources, Inc.[a]	1,444,716
31,540	Bill Barrett Corporation[a]	866,088
3,770	Concho Resources, Inc.[a]	108,161
21,040	Core Laboratories NVb	1,833,636
22,450	Goodrich Petroleum Corporation[a,b]	552,046
145,293	Key Energy Services, Inc.[a]	836,888
37,370	Massey Energy Company	730,210

	Total Energy	6,371,745

Financials (5.3%)
41,010	Bank of the Ozarks, Inc.[b]	887,046
37,950	E-House China Holdings, Ltd. ADR[a]	585,948
116,210	GLG Partners, Inc.[b]	475,299
45,170	MSCI, Inc.[a]	1,103,955
27,300	ProAssurance Corporation[a]	1,261,533
19,430	Stifel Financial Corporation[a]	934,389
19,690	Tanger Factory Outlet Centers, Inc.	638,547
113,321	Western Alliance Bancorp[a,b]	775,115

	Total Financials	6,661,832

Health Care (22.3%)
51,000	Acorda Therapeutics, Inc.[a]	1,437,690
34,810	Alexion Pharmaceuticals, Inc.[a]	1,431,387
42,440	Align Technology, Inc.[a,b]	449,864
62,490	Alkermes, Inc.[a]	676,142
44,560	AMERIGROUP Corporation[a]	1,196,436
43,440	Auxilium Pharmaceuticals, Inc.[a,b]	1,363,147
23,540	CardioNet, Inc.[a,b]	384,173
20,520	Cooper Companies, Inc.	507,460
19,510	Cougar Biotechnology, Inc.[a]	838,149
23,200	Haemonetics Corporation[a]	1,322,400
91,200	Healthsouth Corporation[a,b]	1,316,928
55,230	Immucor, Inc.[a]	759,965
42,589	MedAssets, Inc.[a]	828,356
2,490	Myriad Pharmaceuticals, Inc.[a]	11,578
41,400	NuVasive, Inc.[a,b]	1,846,440
13,730	OSI Pharmaceuticals, Inc.[a]	387,598
37,100	Owens & Minor, Inc.	1,625,722
64,950	PAREXEL International Corporation[a]	933,981
28,900	Perrigo Company	802,842
67,090	Psychiatric Solutions, Inc.[a]	1,525,626
15,030	Quality Systems, Inc.[b]	856,109
28,450	Savient Pharmaceuticals, Inc.[a]	394,317
34,250	STERIS Corporation	893,240
311,640	Tenet Healthcare Corporation[a]	878,825
29,150	Thoratec Corporation[a]	780,637
18,200	United Therapeutics Corporation[a]	1,516,606
38,560	West Pharmaceutical Services, Inc.[b]	1,343,816
55,120	Wright Medical Group, Inc.[a]	896,251
28,780	Xenoport, Inc.[a]	666,833

	Total Health Care	27,872,518

Industrials (8.8%)
23,720	American Superconductor Corporation[a,b]	622,650
23,690	Copa Holdings SA	967,026
55,410	Duff & Phelps Corporation	985,190
28,930	ESCO Technologies, Inc.[a]	1,296,064
38,730	Genesee & Wyoming, Inc.[a]	1,026,732
22,480	Hub Group, Inc.[a]	463,987
113,360	Kforce, Inc.[a]	937,487
83,450	Mobile Mini, Inc.[a,b]	1,224,212
11,110	Nordson Corporation	429,513
41,490	Tetra Tech, Inc.[a]	1,188,688
26,890	Watsco, Inc.[b]	1,315,728
38,510	Yingli Green Energy Holding Company, Ltd. ADR[a,b]	521,810

	Total Industrials	10,979,087

Information Technology (29.0%)
53,730	3PAR, Inc.[a]	666,252
30,190	ADTRAN, Inc.	648,179
82,680	Ariba, Inc.[a,b]	813,571
32,780	AsiaInfo Holdings, Inc.[a]	564,144
97,880	Atheros Communications, Inc.[a,b]	1,883,211
35,270	Comscore, Inc.[a]	469,796
58,770	CyberSource Corporation[a]	899,181
23,140	Cymer, Inc.[a]	687,952
19,650	Digital River, Inc.[a]	713,688
54,790	Diodes, Inc.[a]	856,916
28,760	F5 Networks, Inc.[a]	994,808
214,340	Fairchild Semiconductor International, Inc.[a]	1,498,237
56,900	GSI Commerce, Inc.[a,b]	810,825
33,680	Mercadolibre, Inc.[a,b]	905,318
59,090	Net 1 UEPS Technology, Inc.[a]	803,033
36,880	Netlogic Microsystems, Inc.[a,b]	1,344,645
64,610	Novellus Systems, Inc.[a]	1,078,987
100,650	Omniture, Inc.[a,b]	1,264,164

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (94.0%)	Value
Information Technology (29.0%) - continued
94,620	Palm, Inc.[a,b]	$1,567,853
76,610	Plexus Corporation[a]	1,567,441
235,290	PMC-Sierra, Inc.[a]	1,872,908
28,630	Riverbed Technology, Inc.[a,b]	663,930
31,600	Rosetta Stone, Inc.[a,b]	867,104
65,470	Semtech Corporation[a]	1,041,628
16,350	Solarwinds, Inc.[a]	269,612
46,734	Sybase, Inc.[a]	1,464,644
39,450	Synaptics, Inc.[a,b]	1,524,743
212,910	Teradyne, Inc.[a]	1,460,563
65,150	TiVo, Inc.[a]	682,772
62,710	Ultratech, Inc.[a]	771,960
50,090	Varian Semiconductor Equipment Associates, Inc.[a]	1,201,659
94,520	Verigy, Ltd.[a]	1,150,308
53,050	VistaPrint, Ltd.[a,b]	2,262,582
50,060	Vocus, Inc.[a,b]	989,186

	Total Information Technology	36,261,800

Materials (4.3%)
27,660	Ashland, Inc.	775,863
66,800	Century Aluminum Company[a]	416,164
18,700	Compass Minerals International, Inc.	1,026,817
24,450	Greif, Inc.	1,081,179
14,490	Schnitzer Steel Industries, Inc.	765,941
31,970	Temple-Inland, Inc.	419,447
89,740	Thompson Creek Metals Company, Inc.[a,b]	917,143

	Total Materials	5,402,554

Telecommunications Services (1.8%)
18,980	Leap Wireless International, Inc.[a,b]	625,011
8,990	Neutral Tandem, Inc.[a]	265,385
79,200	Premiere Global Services, Inc.[a]	858,528
47,590	TW Telecom, Inc.[a]	488,749

	Total Telecommunications Services	2,237,673

Utilities (1.0%)
26,730	ITC Holdings Corporation	1,212,473

	Total Utilities	1,212,473

	Total Common Stock (cost $108,445,082)	117,493,768

Principal Amount	Long-Term Fixed Income (0.6%)
U.S. Government (0.6%)
	U.S. Treasury Notes
800,000	0.875%, 12/31/2010[c]	801,093

	Total U.S. Government	801,093

	Total Long-Term Fixed Income (cost $800,559)	801,093

Shares	Collateral Held for Securities Loaned (23.3%)
29,191,894	Thrivent Financial Securities Lending Trust	29,191,894

	Total Collateral Held for Securities Loaned (cost $29,191,894)	29,191,894

	Short-Term Investments (5.0%)
6,235,811	Thrivent Money Market Portfolio	6,235,811

	Total Short-Term Investments (at amortized cost)	6,235,811

	Total Investments (cost $144,673,346) 122.9%	$153,722,566

	Other Assets and Liabilities, Net (22.9%)	(28,657,425)

	Total Net Assets 100.0%	$125,065,141

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	At June 30, 2009, $801,093 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$17,243,332
Gross unrealized depreciation	(8,194,112)

Net unrealized appreciation (depreciation)	$9,049,220

Cost for federal income tax purposes	$144,673,346

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Partner Small Cap Growth Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	17,040,132	17,040,132	—	—
Consumer Staples	3,453,954	3,453,954	—	—
Energy	6,371,745	6,371,745	—	—
Financials	6,661,832	6,661,832	—	—
Health Care	27,872,518	27,872,518	—	—
Industrials	10,979,087	10,979,087	—	—
Information Technology	36,261,800	36,261,800	—	—
Materials	5,402,554	5,402,554	—	—
Telecommunications Services	2,237,673	2,237,673	—	—
Utilities	1,212,473	1,212,473	—	—
Long-Term Fixed Income
U.S. Government	801,093	—	801,093	—
Collateral Held for Securities Loaned	29,191,894	29,191,894	—	—
Short-Term Investments	6,235,811	6,235,811	—	—

Total	$153,722,566	$152,921,473	$801,093	$—

Other Financial Instruments*	($100,309)	($100,309)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	65	September 2009	$3,397,109	$3,296,800	($100,309)
Total Futures Contracts					($100,309)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Partner Small Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	100,309
Total Equity Contracts		100,309

Total Liability Derivatives		$100,309

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Partner Small Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	830,380
Total Equity Contracts		830,380

Total		$830,380

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Partner Small Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Equity Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(641,877)
Total Equity Contracts		(641,877)

Total		($641,877)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$6,507,240	$34,556,008	$34,827,437	6,235,811	$6,235,811	$25,315
Thrivent Financial Securities Lending Trust	19,195,880	66,365,213	56,369,199	29,191,894	29,191,894	118,629
Total Value and Income Earned	25,703,120				35,427,705	143,944

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (96.8%)	Value
Consumer Discretionary (14.2%)
137,000	Aaron’s, Inc.	$4,085,340
43,000	Cavco Industries, Inc.[a]	1,089,190
48,000	Corinthian Colleges, Inc.[a,b]	812,640
44,500	CSS Industries, Inc.	906,910
76,500	Dixie Group, Inc.[a]	222,615
60,400	Dorman Products, Inc.[a]	835,332
92,000	Drew Industries, Inc.[a,b]	1,119,640
68,000	Fred’s, Inc.	856,800
68,000	Haverty Furniture Companies, Inc.[b]	622,200
36,000	Hooker Furniture Corporation	413,280
60,100	Knology, Inc.[a]	518,663
49,600	M/I Homes, Inc.[b]	485,584
65,000	MarineMax, Inc.[a,b]	223,600
43,000	Matthews International Corporation	1,338,160
78,000	Men’s Wearhouse, Inc.	1,496,040
80,000	Meritage Homes Corporation[a,b]	1,508,800
153,000	Orient Express Hotels, Ltd.[b]	1,298,970
68,200	Pool Corporation[b]	1,129,392
19,900	Saga Communications, Inc.[a]	102,485
141,000	Shiloh Industries, Inc.[a]	520,290
57,100	Stanley Furniture Company, Inc.[b]	616,109
75,000	Steak n Shake Company[a,b]	655,500
145,000	Stein Mart, Inc.[a]	1,284,700
46,900	Steven Madden, Ltd.[a]	1,193,605
104,000	Winnebago Industries, Inc.[b]	772,720

	Total Consumer Discretionary	24,108,565

Consumer Staples (1.9%)
255,000	Alliance One International, Inc.[a]	969,000
44,000	Casey’s General Stores, Inc.	1,130,360
40,000	Nash Finch Company	1,082,400

	Total Consumer Staples	3,181,760

Energy (4.3%)
43,700	Carbo Ceramics, Inc.[b]	1,494,540
145,000	Hercules Offshore, Inc.[a,b]	575,650
48,100	Mariner Energy, Inc.[a]	565,175
175,000	NGAS Resources, Inc.[a,b]	365,750
8,800	Overseas Shipholding Group, Inc.[b]	299,552
95,000	Penn Virginia Corporation	1,555,150
71,000	Whiting Petroleum Corporation[a]	2,496,360

	Total Energy	7,352,177

Financials (19.2%)
190,000	Ares Capital Corporation	1,531,400
218,000	CBL & Associates Properties, Inc.[b]	1,175,020
131,500	Cedar Shopping Centers, Inc.	594,380
122,000	East West Bancorp, Inc.[b]	791,780
43,500	Employers Holdings, Inc.	589,425
118,000	First Opportunity Fund, Inc.	587,640
86,000	Glacier Bancorp, Inc.[b]	1,270,220
71,000	Gladstone Capital Corporation[b]	534,630
64,500	Hatteras Financial Corporation	1,844,055
124,000	Hercules Technology Growth Capital, Inc.[b]	1,036,640
37,300	Home Bancshares, Inc.[b]	710,192
16,000	iShares Russell 2000 Value Fund	744,480
58,200	JMP Group, Inc.	447,558
41,700	Kilroy Realty Corporation	856,518
143,000	Kite Realty Group Trust	417,560
60,000	LaSalle Hotel Properties	740,400
3,600	Markel Corporation[a]	1,014,120
92,000	Max Re Capital, Ltd.[b]	1,698,320
91,000	Meadowbrook Insurance Group, Inc.	594,230
56,000	National Interstate Corporation[b]	850,080
36,000	Parkway Properties, Inc.	468,000
158,800	PennantPark Investment Corporation	1,127,480
33,500	Piper Jaffray Companies[a]	1,462,945
63,000	Potlatch Corporation	1,530,270
72,000	ProAssurance Corporation[a]	3,327,120
81,000	Redwood Trust, Inc.[b]	1,195,560
760,000	Safeguard Scientifics, Inc.[a]	1,003,200
56,000	Sandy Spring Bancorp, Inc.[b]	823,200
53,000	Seabright Insurance Holdings[a]	536,890
64,900	SVB Financial Group[a,b]	1,766,578
64,300	Western Alliance Bancorp[a,b]	439,812
48,000	Wintrust Financial Corporation	771,840

	Total Financials	32,481,543

Health Care (6.6%)
24,800	Analogic Corporation	916,360
39,000	Angiodynamics, Inc.[a]	517,530
7,000	Atrion Corporation	938,630
410,000	Lexicon Pharmaceuticals, Inc.[a]	508,400
81,000	Momenta Pharmaceuticals, Inc.[a,b]	974,430
32,000	National Healthcare Corporation[b]	1,214,080
76,200	Owens & Minor, Inc.	3,339,084
66,500	Triple-S Management Corporation[a]	1,036,735
51,000	West Pharmaceutical Services, Inc.[b]	1,777,350

	Total Health Care	11,222,599

Industrials (24.0%)
27,000	A.O. Smith Corporation	879,390
129,700	Accuride Corporation[a,b]	42,672
79,500	Alaska Air Group, Inc.[a]	1,451,670
28,000	Ameron International Corporation	1,877,120
51,900	Applied Industrial Technologies, Inc.	1,022,430
33,000	Astec Industries, Inc.[a,b]	979,770
140,000	Beacon Roofing Supply, Inc.[a]	2,024,400
54,000	Belden, Inc.	901,800
79,200	C&D Technologies, Inc.[a,b]	158,400
30,000	Cascade Corporation	471,900
46,000	Circor International, Inc.	1,086,060
91,000	Comfort Systems USA, Inc.	932,750
39,000	Courier Corporation	595,140
42,000	Dollar Thrifty Automotive Group, Inc.[a,b]	585,900
16,200	Franklin Electric Company, Inc.	419,904
18,000	FTI Consulting, Inc.[a]	912,960
59,000	G & K Services, Inc.	1,247,850
58,000	Genesee & Wyoming, Inc.[a]	1,537,580
82,200	Gibraltar Industries, Inc.	564,714
48,500	Greenbrier Companies, Inc.	348,715
62,000	Hub Group, Inc.[a]	1,279,680

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (96.8%)	Value
Industrials (24.0%) - continued
57,500	IDEX Corporation	$1,412,775
80,000	Insituform Technologies, Inc.[a]	1,357,600
49,000	Kaman Corporation	818,300
188,000	Kforce, Inc.[a]	1,554,760
71,000	Kirby Corporation[a]	2,257,090
432,400	Kratos Defense & Security Solutions, Inc.[a]	384,836
96,500	McGrath Rentcorp	1,839,290
201,000	MPS Group, Inc.[a]	1,535,640
58,900	Navigant Consulting, Inc.[a]	760,988
51,000	Nordson Corporation	1,971,660
22,400	School Specialty, Inc.[a,b]	452,704
76,300	Sterling Construction Company, Inc.[a]	1,164,338
48,500	Universal Forest Products, Inc.	1,604,865
147,500	Vitran Corporation, Inc.[a]	1,460,250
50,000	Waste Connections, Inc.[a]	1,295,500
78,500	Woodward Governor Company	1,554,300

	Total Industrials	40,745,701

Information Technology (10.8%)
126,000	Advanced Energy Industries, Inc.[a]	1,132,740
119,000	Ariba, Inc.[a,b]	1,170,960
110,000	Brooks Automation, Inc.[a]	492,800
19,500	Cabot Microelectronics Corporation[a]	551,655
107,000	Electro Rent Corporation	1,015,430
60,000	FormFactor, Inc.[a]	1,034,400
150,000	GSI Group, Inc.[a]	147,000
137,900	Ixia[a]	929,446
38,000	Littelfuse, Inc.[a]	758,480
80,000	Methode Electronics, Inc.	561,600
53,400	Palm, Inc.[a,b]	884,838
85,000	Progress Software Corporation[a]	1,799,450
311,100	Sonus Networks, Inc.[a]	500,871
62,500	SPSS, Inc.[a]	2,085,625
30,500	Standard Microsystems Corporation[a]	623,725
82,400	StarTek, Inc.[a]	660,848
92,300	Symyx Technologies, Inc.[a]	539,955
66,500	Synnex Corporation[a]	1,661,835
125,700	Teradyne, Inc.[a]	862,302
23,000	Vignette Corporation[a]	302,450
53,300	Xyratex, Ltd.[a]	265,967
444,000	Zarlink Semiconductor, Inc.[a]	249,972

	Total Information Technology	18,232,349

Materials (10.4%)
42,500	Airgas, Inc.	1,722,525
62,200	AMCOL International Corporation[b]	1,342,276
96,000	American Vanguard Corporation[b]	1,084,800
78,500	AptarGroup, Inc.	2,650,945
60,000	Arch Chemicals, Inc.	1,475,400
59,000	Carpenter Technology Corporation	1,227,790
31,000	Clearwater Paper Corporation[a]	783,990
13,500	Deltic Timber Corporation	478,845
47,100	Franco-Nevada Corporation	1,132,149
76,500	Innospec, Inc.	822,375
200,000	International Royalty Corporation[b]	652,000
24,800	Minerals Technologies, Inc.	893,296
142,000	Myers Industries, Inc.	1,181,440
53,500	Sims Metal Management, Ltd. ADR	1,103,170
165,000	Wausau Paper Corporation	1,108,800

	Total Materials	17,659,801

Telecommunications Services (0.6%)
98,000	Premiere Global Services, Inc.[a]	1,062,320

	Total Telecommunications Services	1,062,320

Utilities (4.8%)
73,500	Black Hills Corporation	1,689,765
104,500	Cleco Corporation	2,342,890
65,000	El Paso Electric Company[a]	907,400
41,500	Empire District Electric Company[b]	685,580
64,700	Southwest Gas Corporation	1,436,987
47,000	Vectren Corporation	1,101,210

	Total Utilities	8,163,832

	Total Common Stock (cost $211,254,295)	164,210,647

	Preferred Stock (1.3%)
Energy (0.4%)
6,700	Whiting Petroleum Corporation, Convertible[a]	660,888

	Total Energy	660,888

Financials (0.5%)
8,400	Assured Guaranty, Ltd., Convertible[a]	457,800
820	East West Bancorp, Inc.	476,625

	Total Financials	934,425

Health Care (0.4%)
55,300	National Healthcare Corporation, Convertible	649,222

	Total Health Care	649,222

	Total Preferred Stock (cost $2,650,261)	2,244,535

	Collateral Held for Securities Loaned (16.1%)
27,419,237	Thrivent Financial Securities Lending Trust	27,419,237

	Total Collateral Held for Securities Loaned (cost $27,419,237)	27,419,237

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Short-Term Investments (1.7%)	Value
2,821,081	Thrivent Money Market Portfolio	$2,821,081

	Total Short-Term Investments (at amortized cost)	2,821,081

	Total Investments (cost $244,144,874) 115.9%	$196,695,500

	Other Assets and Liabilities, Net (15.9%)	(26,996,370)

	Total Net Assets 100.0%	$169,699,130

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$11,674,061
Gross unrealized depreciation	(59,123,435)

Net unrealized appreciation (depreciation)	$(47,449,374)

Cost for federal income tax purposes	$244,144,874

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Partner Small Cap Value Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	24,108,565	24,108,565	—	—
Consumer Staples	3,181,760	3,181,760	—	—
Energy	7,352,177	7,352,177	—	—
Financials	32,481,543	32,481,543	—	—
Health Care	11,222,599	11,222,599	—	—
Industrials	40,745,701	40,745,701	—	—
Information Technology	18,232,349	18,232,349	—	—
Materials	17,659,801	17,659,801	—	—
Telecommunications Services	1,062,320	1,062,320	—	—
Utilities	8,163,832	8,163,832	—	—
Preferred Stock
Energy	660,888	660,888	—	—
Financials	934,425	—	476,625	457,800
Health Care	649,222	649,222	—	—
Collateral Held for Securities Loaned	27,419,237	27,419,237	—	—
Short-Term Investments	2,821,081	2,821,081	—	—

Total	$196,695,500	$195,761,075	$476,625	$457,800

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Partner Small Cap Value Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value June 30, 2009
Preferred Stock
Financials	—	—	—	37,800	420,000	—	457,800

Total	$—	$—	$—	$37,800	$420,000	$—	$457,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$2,927,734	$10,857,108	$10,963,761	2,821,081	$2,821,081	$7,800
Thrivent Financial Securities Lending Trust	26,942,036	70,140,615	69,663,414	27,419,237	27,419,237	62,108
Total Value and Income Earned	29,869,770				30,240,318	69,908

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (94.6%)	Value
Consumer Discretionary (13.9%)
35,000	Aaron’s, Inc.[a]	$1,043,700
16,500	Aeropostale, Inc.[b]	565,455
32,600	American Casinos, Inc.	620,378
48,600	Autoliv, Inc.	1,398,222
6,600	BorgWarner, Inc.	225,258
60,000	Bridgepoint Education, Inc.[b]	1,020,000
41,500	Brinker International, Inc.	706,745
5,200	Buckle, Inc.	165,204
14,700	Buffalo Wild Wings, Inc.[a,b]	478,044
70,300	Career Education Corporation[b]	1,749,767
24,400	Carter’s, Inc.[b]	600,484
53,000	CEC Entertainment, Inc.[b]	1,562,440
83,600	Chico’s FAS, Inc.[b]	813,428
21,900	Children’s Place Retail Stores, Inc.[b]	578,817
88,400	Cooper Tire & Rubber Company	876,928
44,400	Discovery Communications, Inc., Class Ab	1,001,220
60,900	Dolan Media Company[b]	778,911
168,000	Domino’s Pizza, Inc.[b]	1,258,320
73,700	Fossil, Inc.[b]	1,774,696
81,500	Fred’s, Inc.	1,026,900
101,500	Gentex Corporation	1,177,400
35,900	Goodyear Tire & Rubber Company[b]	404,234
34,700	Guess ?, Inc.	894,566
40,200	Jack in the Box, Inc.[b]	902,490
63,600	Jones Apparel Group, Inc.	682,428
12,100	Joseph A. Bank Clothiers, Inc.[b]	416,966
74,300	KB Home[a]	1,016,424
70,300	Leggett & Platt, Inc.	1,070,669
31,100	LKQ Corporation[b]	511,595
67,800	M/I Homes, Inc.	663,762
44,900	Men’s Wearhouse, Inc.	861,182
42,400	Penn National Gaming, Inc.[b]	1,234,264
5,600	Priceline.com, Inc.[a,b]	624,680
81,600	Regal Entertainment Group[a]	1,084,464
51,400	Shuffle Master, Inc.[b]	339,754
43,300	Shutterfly, Inc.[b]	604,035
76,900	Texas Roadhouse, Inc.[b]	838,979
52,500	Thor Industries, Inc.	964,425
48,700	Tupperware Corporation	1,267,174
112,200	Valassis Communications, Inc.[b]	685,542
36,600	Warnaco Group, Inc.[b]	1,185,840
42,300	WMS Industries, Inc.[b]	1,332,873
61,800	Wolverine World Wide, Inc.	1,363,308

	Total Consumer Discretionary	38,371,971

Consumer Staples (3.2%)
19,600	American Italian Pasta Company[b]	571,144
81,200	Bare Escentuals, Inc.[b]	720,244
35,542	Calavo Growers, Inc.	704,798
30,900	Casey’s General Stores, Inc.	793,821
16,500	Chattem, Inc.[a,b]	1,123,650
156,500	Del Monte Foods Company	1,467,970
37,800	Herbalife, Ltd.	1,192,212
18,800	Sanderson Farms, Inc.	846,000
26,800	TreeHouse Foods, Inc.[b]	771,036
39,100	Vector Group, Ltd.[a]	558,739

	Total Consumer Staples	8,749,614

Energy (4.7%)
60,600	Arch Coal, Inc.	931,422
37,700	Cabot Oil & Gas Corporation	1,155,128
54,600	Carrizo Oil & Gas, Inc.[a,b]	936,390
7,400	Core Laboratories NVa	644,910
19,800	Dresser-Rand Group, Inc.[b]	516,780
12,900	Forest Oil Corporation[b]	192,468
216,500	Global Industries, Ltd.[a,b]	1,225,390
41,600	Key Energy Services, Inc.[b]	239,616
34,200	Oil States International, Inc.[b]	827,982
95,100	Patterson-UTI Energy, Inc.	1,222,986
89,800	SandRidge Energy, Inc.[a,b]	765,096
24,200	Superior Energy Services, Inc.[b]	417,934
44,000	T-3 Energy Services, Inc.[b]	524,040
97,400	Tesco Corporation[b]	773,356
29,600	TETRA Technologies, Inc.[b]	235,616
113,500	Union Drilling, Inc.[b]	751,370
66,800	Willbros Group, Inc.[b]	835,668
22,000	World Fuel Services Corporation	907,060

	Total Energy	13,103,212

Financials (17.2%)
28,100	Affiliated Managers Group, Inc.[b]	1,635,139
48,500	American Campus Communities, Inc.	1,075,730
25,500	Aspen Insurance Holdings, Ltd.	569,670
27,300	BancorpSouth, Inc.	560,469
5,200	Bank of the Ozarks, Inc.[a]	112,476
95,100	Cardinal Financial Corporation	744,633
43,200	Cohen & Steers, Inc.[a]	645,840
39,500	Delphi Financial Group, Inc.	767,485
84,700	Duke Realty Corporation	742,819
115,500	DuPont Fabros Technology, Inc.	1,088,010
51,100	East West Bancorp, Inc.[a]	331,639
61,800	eHealth, Inc.[b]	1,091,388
29,600	Endurance Specialty Holdings, Ltd.	867,280
46,600	Evercore Partners, Inc.	915,224
44,200	FBR Capital Markets Corporation[b]	207,740
80,500	Fifth Third Bancorp	571,550
76,300	First Mercury Financial Corporation	1,050,651
47,800	Glacier Bancorp, Inc.[a]	706,006
57,500	HCC Insurance Holdings, Inc.	1,380,575
70,200	Hilltop Holdings, Inc.[b]	833,274
29,600	Home Bancshares, Inc.[a]	563,584
40,200	IPC Holdings, Ltd.	1,099,068
24,200	iShares Russell 2000 Index Fund	1,233,232
36,700	iShares Russell Microcap Index Fund[a]	1,207,430
115,600	Kite Realty Group Trust	337,552
59,200	Knight Capital Group, Inc.[b]	1,009,360
67,700	LaSalle Hotel Properties	835,418
128,100	Meadowbrook Insurance Group, Inc.	836,493
164,900	MFA Mortgage Investments, Inc.	1,141,108
247,700	MGIC Investment Corporation[a]	1,089,880
28,800	Mid-America Apartment Communities, Inc.	1,057,248
67,800	National Retail Properties, Inc.	1,176,330
66,100	NewAlliance Bancshares, Inc.	760,150
85,400	Ocwen Financial Corporation[b]	1,107,638
73,000	optionsXpress Holdings, Inc.	1,133,690

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (94.6%)	Value
Financials (17.2%) - continued
38,500	Pinnacle Financial Partners, Inc.[b]	$512,820
16,400	Platinum Underwriters Holdings, Ltd.	468,876
22,700	Potlatch Corporation	551,383
62,800	ProLogis Trust	506,168
41,700	Prosperity Bancshares, Inc.[a]	1,243,911
86,600	Protective Life Corporation	990,704
9,700	Regency Centers Corporation	338,627
19,000	Renasant Corporation	285,380
14,600	Senior Housing Property Trust	238,272
39,100	Signature Bank[b]	1,060,392
165,150	Sterling Bancshares, Inc.	1,045,399
35,550	Stifel Financial Corporation[b]	1,709,600
114,100	Sunstone Hotel Investors, Inc.[a]	610,435
26,400	SVB Financial Group[a,b]	718,608
67,600	Texas Capital Bancshares, Inc.[b]	1,045,772
45,400	Tower Group, Inc.	1,125,012
60,200	Waddell & Reed Financial, Inc.	1,587,474
92,700	Western Alliance Bancorp[a,b]	634,068
64,400	Westfield Financial, Inc.	583,464
101,700	XL Capital, Ltd.	1,165,482
49,600	Zions Bancorporation[a]	573,376

	Total Financials	47,481,002

Health Care (11.6%)
94,800	American Medical Systems Holdings, Inc.[b]	1,497,840
26,600	AMERIGROUP Corporation[b]	714,210
17,000	Beckman Coulter, Inc.	971,380
76,676	BioMarin Pharmaceutical, Inc.[a,b]	1,196,913
12,300	Bio-Rad Laboratories, Inc.[b]	928,404
11,900	Cerner Corporation[a,b]	741,251
21,900	Chemed Corporation	864,612
27,400	Cooper Companies, Inc.	677,602
17,800	Dionex Corporation[b]	1,086,334
119,900	ev3, Inc.[b]	1,285,328
92,600	Healthsouth Corporation[b]	1,337,144
74,100	Hologic, Inc.[b]	1,054,443
24,900	ICON plc ADR[b]	537,342
12,500	Invacare Corporation	220,625
11,300	Kinetic Concepts, Inc.[b]	307,925
127,600	King Pharmaceuticals, Inc.[b]	1,228,788
14,400	Life Technologies Corporation[b]	600,768
75,800	MedAssets, Inc.[b]	1,474,310
42,200	Medicis Pharmaceutical Corporation	688,704
10,500	Medidata Solutions, Inc.[b]	171,990
18,100	Myriad Genetics, Inc.[b]	645,265
7,225	Myriad Pharmaceuticals, Inc.[b]	33,596
25,700	NuVasive, Inc.[a,b]	1,146,220
35,100	Owens & Minor, Inc.	1,538,082
79,100	PAREXEL International Corporation[b]	1,137,458
25,300	Pediatrix Medical Group, Inc.[b]	1,065,889
40,600	Perrigo Company	1,127,868
60,400	Phase Forward, Inc.[b]	912,644
29,500	RehabCare Group, Inc.[b]	705,935
43,100	STERIS Corporation	1,124,048
14,100	United Therapeutics Corporation[b]	1,174,953
26,500	Universal Health Services, Inc.	1,294,525
35,600	Varian, Inc.[b]	1,403,708
37,300	Watson Pharmaceuticals, Inc.[b]	1,255,518

	Total Health Care	32,151,622

Industrials (13.2%)
54,500	AAON, Inc.	1,085,640
22,500	Aecom Technology Corporation[b]	720,000
109,300	AirTran Holdings, Inc.[a,b]	676,567
39,600	Baldor Electric Company	942,084
96,400	BE Aerospace, Inc.[b]	1,384,304
71,700	Beacon Roofing Supply, Inc.[b]	1,036,782
120,600	Chicago Bridge and Iron Company	1,495,440
29,100	Copa Holdings SA	1,187,862
26,500	Cubic Corporation	948,435
52,600	Duff & Phelps Corporation	935,228
21,100	EMCOR Group, Inc.[b]	424,532
62,800	EnerSys[b]	1,142,332
10,400	Flowserve Corporation	726,024
21,400	FTI Consulting, Inc.[b]	1,085,408
50,000	Gardner Denver, Inc.[b]	1,258,500
39,500	Genco Shipping & Trading, Ltd.[a]	857,940
15,400	General Cable Corporation[a,b]	578,732
51,900	Griffon Corporation[b]	431,808
31,600	IDEX Corporation	776,412
197,400	JA Solar Holdings Company, Ltd. ADR[a,b]	927,780
23,600	Kaydon Corporation	768,416
34,200	Kirby Corporation[b]	1,087,218
63,800	Knight Transportation, Inc.	1,055,890
27,200	Landstar System, Inc.	976,752
21,200	Lennox International, Inc.	681,368
180,200	Manitowoc Company, Inc.	947,852
60,200	MasTec, Inc.[b]	705,544
29,000	Middleby Corporation[a,b]	1,273,680
97,600	Monster Worldwide, Inc.[b]	1,152,656
29,500	Navistar International Corporation[b]	1,286,200
106,300	Oshkosh Corporation	1,545,602
84,200	Polypore International, Inc.[b]	936,304
23,700	Regal-Beloit Corporation[a]	941,364
53,000	Resources Global Professionals[b]	910,010
30,800	Robert Half International, Inc.	727,496
7,200	Roper Industries, Inc.	326,232
34,700	SunPower Corporation[a,b]	924,408
19,000	Triumph Group, Inc.	760,000
2,200	URS Corporation[b]	108,944
32,400	Werner Enterprises, Inc.	587,088

	Total Industrials	36,324,834

Information Technology (18.5%)
71,500	3PAR, Inc.[b]	886,600
137,900	ADC Telecommunications, Inc.[b]	1,097,684
53,100	ADTRAN, Inc.	1,140,057
164,600	Advanced Micro Devices, Inc.[a,b]	637,002
43,300	Akamai Technologies, Inc.[b]	830,494
56,549	Anaren Microware, Inc.[b]	999,786
105,000	Arris Group, Inc.[b]	1,276,800
34,500	AsiaInfo Holdings, Inc.[b]	593,745
283,000	Atmel Corporation[b]	1,055,590
132,116	BigBand Networks, Inc.[b]	683,040
90,200	CIENA Corporation[a,b]	933,570
70,500	Commvault Systems, Inc.[b]	1,168,890

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (94.6%)	Value
Information Technology (18.5%) - continued
99,942	Compuware Corporation[b]	$685,602
127,800	Comtech Group, Inc.[b]	762,966
36,300	DTS, Inc.[a,b]	982,641
127,900	EarthLink, Inc.[b]	947,739
131,200	Emulex Corporation[b]	1,283,136
42,500	EPIQ Systems, Inc.[b]	652,375
36,500	F5 Networks, Inc.[b]	1,262,535
208,800	FalconStor Software, Inc.[b]	991,800
21,500	Fidelity National Information Services, Inc.	429,140
25,805	FormFactor, Inc.[b]	444,878
79,800	Heartland Payment Systems, Inc.	763,686
21,000	Hittite Microwave Corporation[b]	729,750
66,700	Ixia[b]	449,558
132,600	Jabil Circuit, Inc.	983,892
471,400	Lattice Semiconductor Corporation[b]	886,232
197,800	Limelight Networks, Inc.[b]	870,320
10,500	LogMeIn, Inc.	168,000
14,600	Loral Space & Communications, Inc.[b]	375,950
22,800	Macrovision Solutions Corporation[b]	497,268
103,700	Mellanox Technologies, Ltd.[b]	1,247,511
51,500	MICROS Systems, Inc.[b]	1,303,980
280,900	MIPS Technologies, Inc.[b]	842,700
52,400	Monolithic Power Systems, Inc.[b]	1,174,284
34,400	Multi-Fineline Electronix, Inc.[b]	736,160
87,000	Netezza Corporation[b]	723,840
24,500	Netlogic Microsystems, Inc.[a,b]	893,270
39,800	Nuance Communications, Inc.[b]	481,182
87,300	Perot Systems Corporation[b]	1,251,009
146,869	PMC-Sierra, Inc.[b]	1,169,077
53,300	Polycom, Inc.[b]	1,080,391
85,500	QLogic Corporation[b]	1,084,140
130,600	Skyworks Solutions, Inc.[b]	1,277,268
210,100	Smart Modular Technologies (WWH), Inc.[b]	476,927
51,100	Solera Holdings, Inc.[b]	1,297,940
3,400	Sybase, Inc.[b]	106,556
59,200	Synnex Corporation[b]	1,479,408
214,300	Tellabs, Inc.[b]	1,227,939
132,000	Teradyne, Inc.[b]	905,520
185,300	TIBCO Software, Inc.[b]	1,328,601
215,700	TriQuint Semiconductor, Inc.[b]	1,145,367
135,900	TTM Technologies, Inc.[b]	1,081,764
41,500	Varian Semiconductor Equipment Associates, Inc.[b]	995,585
166,300	Vishay Intertechnology, Inc.[b]	1,129,177
107,800	Zoran Corporation[b]	1,175,020

	Total Information Technology	51,085,342

Materials (7.0%)
21,600	Airgas, Inc.	875,448
40,400	Albemarle Corporation	1,033,028
114,000	Allied Nevada Gold Corporation[a,b]	918,840
10,000	CF Industries Holdings, Inc.	741,400
55,800	Commercial Metals Company	894,474
24,500	FMC Corporation	1,158,850
25,700	Greif, Inc.	1,136,454
102,800	Horsehead Holding Corporation[b]	765,860
50,000	Innophos Holdings, Inc.	844,500
142,700	Kingsgate Consolidated, Ltd.[b]	765,222
55,900	Myers Industries, Inc.	465,088
52,400	Packaging Corporation of America	848,880
48,925	Pan American Silver Corporation[a,b]	896,795
15,900	Reliance Steel & Aluminum Company	610,401
95,800	Rockwood Holdings, Inc.[b]	1,402,512
52,000	RTI International Metals, Inc.[b]	918,840
18,400	Schnitzer Steel Industries, Inc.	972,624
12,600	Scotts Miracle-Gro Company	441,630
12,500	SPDR Gold Trust[b]	1,139,750
34,700	Steel Dynamics, Inc.	511,131
30,900	Terra Industries, Inc.	748,398
12,200	Walter Energy, Inc.	442,128
57,900	Worthington Industries, Inc.	740,541

	Total Materials	19,272,794

Telecommunications Services (1.7%)
119,900	Alaska Communication Systems Group, Inc.	877,668
31,800	Cellcom Israel, Ltd.	844,926
20,800	CenturyTel, Inc.	638,560
3,700	Embarq Corporation	155,622
72,000	Iowa Telecommunications Services, Inc.	900,720
19,300	NTELOS Holdings Corporation	355,506
96,800	Premiere Global Services, Inc.[b]	1,049,312

	Total Telecommunications Services	4,822,314

Utilities (3.6%)
80,100	CMS Energy Corporation	967,608
25,200	Energen Corporation	1,005,480
33,800	National Fuel Gas Company	1,219,504
26,600	New Jersey Resources Corporation	985,264
31,300	Nicor, Inc.	1,083,606
52,400	NorthWestern Corporation	1,192,624
27,000	Piedmont Natural Gas Company, Inc.	650,970
49,000	Portland General Electric Company	954,520
57,500	UGI Corporation	1,465,675
18,700	UIL Holdings Corporation	419,815
	Total Utilities	9,945,066

	Total Common Stock (cost $236,760,203)	261,307,771

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (0.4%)	Value
U.S. Government (0.4%)
	U.S. Treasury Notes
$1,000,000	0.875%, 12/31/2010	$1,001,367

	Total U.S. Government	1,001,367

	Total Long-Term Fixed Income (cost $1,000,699)	1,001,367

Shares	Collateral Held for Securities Loaned (10.3%)
28,385,989	Thrivent Financial Securities Lending Trust	28,385,989

	Total Collateral Held for Securities Loaned (cost $28,385,989)	28,385,989

Shares or Principal Amount	Short-Term Investments (5.0%)[c]
	Federal Home Loan Bank Discount Notes
6,000,000	0.120%, 7/2/2009	5,999,980
	Novartis Finance Corporation
7,150,000	0.100%, 7/1/2009	7,150,000
596,766	Thrivent Money Market Portfolio	596,766

	Total Short-Term Investments (at amortized cost)	13,746,746

	Total Investments (cost $279,893,637) 110.3%	$304,441,873

	Other Assets and Liabilities, Net (10.3%)	(28,311,803)

	Total Net Assets 100.0%	$276,130,070

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$30,562,886
Gross unrealized depreciation	(6,014,650)

Net unrealized appreciation (depreciation)	$24,548,236

Cost for federal income tax purposes	$279,893,637

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Small Cap Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	38,371,971	38,371,971	—	—
Consumer Staples	8,749,614	8,749,614	—	—
Energy	13,103,212	13,103,212	—	—
Financials	47,481,002	47,481,002	—	—
Health Care	32,151,622	32,151,622	—	—
Industrials	36,324,834	36,324,834	—	—
Information Technology	51,085,342	51,085,342	—	—
Materials	19,272,794	18,507,572	765,222	—
Telecommunications Services	4,822,314	4,822,314	—	—
Utilities	9,945,066	9,945,066	—	—
Long-Term Fixed Income
U.S. Government	1,001,367	—	1,001,367	—
Collateral Held for Securities Loaned	28,385,989	28,385,989	—	—
Short-Term Investments	13,746,746	596,766	13,149,980	—

Total	$304,441,873	$289,525,304	$14,916,569	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	760,128
Total Equity Contracts		760,128

Total		$760,128

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$5,893,633	$54,076,194	$59,373,061	596,766	$596,766	$19,099
Thrivent Financial Securities Lending Trust	28,172,401	115,261,291	115,047,703	28,385,989	28,385,989	186,729
Total Value and Income Earned	34,066,034				28,982,755	205,828

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (97.3%)	Value
Consumer Discretionary (14.0%)
8,500	American Public Education, Inc.[a]	$336,685
14,100	Arbitron, Inc.	224,049
6,400	Arctic Cat, Inc.	25,856
9,900	Audiovox Corporation[a]	58,014
11,500	Big 5 Sporting Goods Corporation	127,190
7,700	Blue Nile, Inc.[a,b]	331,023
22,625	Brown Shoe Company, Inc.	163,805
47,100	Brunswick Corporation	203,472
12,550	Buckle, Inc.[b]	398,713
9,600	Buffalo Wild Wings, Inc.[a,b]	312,192
21,100	Cabela’s, Inc.[a,b]	259,530
12,900	California Pizza Kitchen, Inc.[a]	171,441
7,600	Capella Education Company[a]	455,620
30,100	Carter’s, Inc.[a]	740,761
15,700	Cato Corporation	273,808
12,125	CEC Entertainment, Inc.[a]	357,445
11,200	Charlotte Russe Holding, Inc.[a]	144,256
12,900	Children’s Place Retail Stores, Inc.[a]	340,947
18,925	Christopher & Banks Corporation	126,987
29,200	CKE Restaurants, Inc.	247,616
15,900	Coinstar, Inc.[a]	424,530
12,000	Cracker Barrel Old Country Store, Inc.	334,800
44,200	Crocs, Inc.[a,b]	150,280
7,000	Deckers Outdoor Corporation[a]	491,890
8,200	DineEquity, Inc.[b]	255,758
24,100	Dress Barn, Inc.[a,b]	344,630
10,300	Drew Industries, Inc.[a,b]	125,351
15,533	E.W. Scripps Company	32,464
15,350	Ethan Allen Interiors, Inc.[b]	159,026
29,293	Finish Line, Inc.	217,354
21,350	Fred’s, Inc.	269,010
10,300	Genesco, Inc.[a]	193,743
12,800	Group 1 Automotive, Inc.[b]	333,056
15,500	Gymboree Corporation[a]	549,940
9,900	Haverty Furniture Companies, Inc.	90,585
16,100	Helen of Troy, Ltd.[a]	270,319
15,250	Hibbett Sports, Inc.[a]	274,500
33,000	Hillenbrand, Inc.	549,120
23,375	Hot Topic, Inc.[a]	170,871
21,000	HSN, Inc.[a]	221,970
35,900	Iconix Brand Group, Inc.[a]	552,142
21,000	Interval Leisure Group, Inc.[a]	195,720
30,400	Jack in the Box, Inc.[a]	682,480
14,900	JAKKS Pacific, Inc.[a]	191,167
13,830	Jo-Ann Stores, Inc.[a]	285,866
9,775	Joseph A. Bank Clothiers, Inc.[a,b]	336,846
14,300	K-Swiss, Inc.	121,550
6,600	Landry’s Restaurants, Inc.[a,b]	56,760
27,500	La-Z-Boy, Inc.	129,800
8,900	Lithia Motors, Inc.[b]	82,236
44,700	Live Nation, Inc.[a]	217,242
50,800	Liz Claiborne, Inc.[b]	146,304
9,800	M/I Homes, Inc.	95,942
10,000	Maidenform Brands, Inc.[a]	114,700
11,300	Marcus Corporation	118,876
9,900	MarineMax, Inc.[a]	34,056
27,700	Men’s Wearhouse, Inc.	531,286
16,500	Meritage Homes Corporation[a]	311,190
7,500	Midas, Inc.[a]	78,600
6,100	Monarch Casino & Resort, Inc.[a]	44,530
9,600	Movado Group, Inc.	101,184
12,400	Multimedia Games, Inc.[a]	61,504
2,600	National Presto Industries, Inc.	197,860
11,900	Nautilus Group, Inc.[a,b]	13,447
16,400	NutriSystem, Inc.[b]	237,800
11,400	O’Charley’s, Inc.	105,450
40,800	OfficeMax, Inc.	256,224
7,300	Oxford Industries, Inc.	85,045
12,900	P.F. Chang’s China Bistro, Inc.[a,b]	413,574
11,500	Papa John’s International, Inc.[a]	285,085
6,600	Peet’s Coffee & Tea, Inc.[a]	166,320
22,800	Pep Boys - Manny, Moe & Jack	231,192
5,600	Perry Ellis International, Inc.[a]	40,768
12,500	PetMed Express, Inc.[a]	187,875
32,100	Pinnacle Entertainment, Inc.[a]	298,209
17,400	Polaris Industries, Inc.[b]	558,888
25,812	Pool Corporation[b]	427,447
3,900	Pre-Paid Legal Services, Inc.[a]	170,001
67,800	Quiksilver, Inc.[a]	125,430
9,200	RC2 Corporation[a]	121,716
8,300	Red Robin Gourmet Burgers, Inc.[a]	155,625
28,200	Ruby Tuesday, Inc.[a]	187,812
9,000	Russ Berrie and Company, Inc.[a]	35,190
10,300	Ruth’s Hospitality Group, Inc.[a]	37,801
28,625	Shuffle Master, Inc.[a]	189,211
17,700	Skechers USA, Inc.[a]	172,929
3,600	Skyline Corporation	78,300
15,000	Sonic Automotive, Inc.[b]	152,400
32,352	Sonic Corporation[a]	324,491
17,500	Spartan Motors, Inc.	198,275
20,300	Stage Stores, Inc.	225,330
7,000	Stamps.com, Inc.[a]	59,360
6,400	Standard Motor Products, Inc.	52,928
49,500	Standard Pacific Corporation[a]	100,485
15,317	Steak n Shake Company[a]	133,871
13,600	Stein Mart, Inc.[a]	120,496
10,200	Sturm, Ruger & Company, Inc.	126,888
12,400	Superior Industries International, Inc.[b]	174,840
27,100	Texas Roadhouse, Inc.[a]	295,661
21,400	Ticketmaster Entertainment, Inc.[a]	137,388
16,900	Tractor Supply Company[a]	698,308
9,800	True Religion Apparel, Inc.[a]	218,540
16,600	Tuesday Morning Corporation[a]	55,942
13,200	Tween Brands, Inc.[a]	88,176
7,600	UniFirst Corporation	282,492
7,500	Universal Electronic, Inc.[a]	151,275
10,800	Universal Technical Institute, Inc.[a]	161,244
8,500	Volcom, Inc.[a,b]	106,250
15,500	Winnebago Industries, Inc.[b]	115,165
26,500	Wolverine World Wide, Inc.	584,590
17,000	Zale Corporation[a,b]	58,480
10,700	Zumiez, Inc.[a,b]	85,707

	Total Consumer Discretionary	24,736,369

Consumer Staples (4.1%)
47,500	Alliance One International, Inc.[a]	180,500
9,700	Andersons, Inc.[b]	290,418

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (97.3%)	Value
Consumer Staples (4.1%) - continued
5,400	Boston Beer Company, Inc.[a,b]	$159,786
6,700	Cal-Maine Foods, Inc.[b]	167,232
27,200	Casey’s General Stores, Inc.	698,768
37,800	Central Garden & Pet Company[a]	372,330
10,400	Chattem, Inc.[a,b]	708,240
43,700	Darling International, Inc.[a]	288,420
8,700	Diamond Foods, Inc.	242,730
16,100	Great Atlantic & Pacific Tea Company, Inc.[a,b]	68,425
14,250	Green Mountain Coffee Roasters, Inc.[a,b]	842,460
21,600	Hain Celestial Group, Inc.[a]	337,176
7,400	J & J Snack Foods Corporation	265,660
16,900	Lance, Inc.	390,897
8,300	Mannatech, Inc.[b]	27,390
6,800	Nash Finch Company[b]	184,008
9,300	Sanderson Farms, Inc.	418,500
11,900	Spartan Stores, Inc.	147,679
16,900	TreeHouse Foods, Inc.[a]	486,213
22,900	United Natural Foods, Inc.[a]	601,125
8,770	WD-40 Company	254,330

	Total Consumer Staples	7,132,287

Energy (4.7%)
29,800	Atwood Oceanics, Inc.[a]	742,318
12,000	Basic Energy Services, Inc.[a]	81,960
15,600	Bristow Group, Inc.[a,b]	462,228
10,500	Carbo Ceramics, Inc.[b]	359,100
16,100	Dril-Quip, Inc.[a]	613,410
7,600	Gulf Island Fabrication, Inc.	120,308
21,900	Holly Corporation	393,762
12,400	Hornbeck Offshore Services, Inc.[a]	265,236
48,000	Input/Output, Inc.[a]	123,360
7,900	Lufkin Industries, Inc.	332,195
13,300	Matrix Service Company[a]	152,684
10,600	NATCO Group, Inc.[a]	348,952
26,500	Oil States International, Inc.[a]	641,565
24,200	Penn Virginia Corporation	396,154
7,900	Petroleum Development Corporation[a]	123,951
28,400	PetroQuest Energy, Inc.[a,b]	104,796
26,700	Pioneer Drilling Company[a]	127,893
10,650	SEACOR Holdings, Inc.[a]	801,306
33,300	St. Mary Land & Exploration Company	694,971
21,900	Stone Energy Corporation[a]	162,498
8,800	Superior Well Services, Inc.[a]	52,360
16,500	Swift Energy Company[a]	274,725
40,250	TETRA Technologies, Inc.[a]	320,390
15,700	World Fuel Services Corporation	647,311

	Total Energy	8,343,433

Financials (17.4%)
20,828	Acadia Realty Trust	271,805
4,000	American Physicians Capital, Inc.	156,640
10,100	Amerisafe, Inc.[a]	157,156
25,500	Bank Mutual Corporation	222,360
6,700	Bank of the Ozarks, Inc.[b]	144,921
51,900	BioMed Realty Trust, Inc.	530,937
34,100	Boston Private Financial Holdings, Inc.	152,768
31,200	Brookline Bancorp, Inc.	290,784
15,000	Cascade Bancorp[b]	21,150
15,800	Cash America International, Inc.	369,562
23,800	Cedar Shopping Centers, Inc.	107,576
15,400	Central Pacific Financial Corporation	57,750
26,000	Colonial Properties Trust[b]	192,400
9,700	Columbia Banking System, Inc.	99,231
17,400	Community Bank System, Inc.	253,344
23,465	Delphi Financial Group, Inc.	455,925
56,400	DiamondRock Hospitality Company	353,064
14,075	Dime Community Bancshares	128,223
34,100	East West Bancorp, Inc.[b]	221,309
13,400	EastGroup Properties, Inc.	442,468
13,400	eHealth, Inc.[a]	236,644
23,600	Employers Holdings, Inc.	319,780
18,600	Entertainment Properties Trust	383,160
45,800	Extra Space Storage, Inc.	382,430
13,850	Financial Federal Corporation	284,617
40,600	First BanCorp[b]	160,370
13,800	First Cash Financial Services, Inc.[a]	241,776
40,000	First Commonwealth Financial Corporation	253,600
22,500	First Financial Bancorp	169,200
11,100	First Financial Bankshares, Inc.[b]	558,996
26,012	First Midwest Bancorp, Inc.	190,148
19,200	Forestar Real Estate Group, Inc.[a]	228,096
31,600	Franklin Street Properties Corporation	418,700
25,200	Frontier Financial Corporation[b]	30,492
32,900	Glacier Bancorp, Inc.[b]	485,933
9,800	Greenhill & Company, Inc.[b]	707,658
12,700	Hancock Holding Company[b]	412,623
19,900	Hanmi Financial Corporation	34,825
7,100	Home Bancshares, Inc.[b]	135,184
17,600	Home Properties, Inc.	600,160
11,100	Independent Bank Corporation (MA)[b]	218,670
10,665	Independent Bank Corporation (MI)[b]	14,078
7,500	Infinity Property & Casualty Corporation	273,450
38,400	Inland Real Estate Corporation	268,800
23,200	Investment Technology Group, Inc.[a]	473,048
22,300	Kilroy Realty Corporation	458,042
31,500	Kite Realty Group Trust	91,980
25,800	LaBranche & Company, Inc.[a]	110,940
33,000	LaSalle Hotel Properties	407,220
44,105	Lexington Corporate Properties Trust	149,957
12,400	LTC Properties, Inc.	253,580
40,600	Medical Properties Trust, Inc.	246,442
15,100	Mid-America Apartment Communities, Inc.	554,321
11,900	Nara Bancorp, Inc.	61,642
21,300	National Financial Partners[b]	155,916
43,900	National Penn Bancshares, Inc.	202,379
42,200	National Retail Properties, Inc.	732,170
7,100	Navigators Group, Inc.[a]	315,453
17,400	NBT Bancorp, Inc.	377,754
35,400	Old National Bancorp[b]	347,628

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (97.3%)	Value
Financials (17.4%) - continued
22,200	optionsXpress Holdings, Inc.	$344,766
11,600	Parkway Properties, Inc.	150,800
21,100	Pennsylvania Real Estate Investment Trust[b]	105,500
16,900	Pinnacle Financial Partners, Inc.[a,b]	225,108
8,400	Piper Jaffray Companies[a]	366,828
8,200	Portfolio Recovery Associates, Inc.[a,b]	317,586
23,600	Post Properties, Inc.	317,184
11,500	Presidential Life Corporation	87,055
19,800	PrivateBancorp, Inc.[b]	440,352
17,800	ProAssurance Corporation[a]	822,538
21,900	Prosperity Bancshares, Inc.[b]	653,277
8,000	PS Business Parks, Inc.	387,520
14,500	Rewards Network, Inc.[a]	54,810
9,500	RLI Corporation	425,600
12,600	S&T Bancorp, Inc.[b]	153,216
8,700	Safety Insurance Group, Inc.	265,872
28,200	Selective Insurance Group, Inc.	360,114
64,300	Senior Housing Property Trust	1,049,376
21,200	Signature Bank[a]	574,944
6,600	Simmons First National Corporation	176,352
45,300	South Financial Group, Inc.[b]	53,907
11,800	Sovran Self Storage, Inc.	290,280
9,600	Sterling Bancorp	80,160
43,000	Sterling Bancshares, Inc.	272,190
28,015	Sterling Financial Corporation[b]	81,524
9,700	Stewart Information Services Corporation	138,225
14,400	Stifel Financial Corporation[a]	692,496
46,000	Susquehanna Bancshares, Inc.	224,940
14,626	SWS Group, Inc.	204,325
19,700	Tanger Factory Outlet Centers, Inc.	638,871
3,600	Tompkins Financial Corporation[b]	172,620
18,700	Tower Group, Inc.	463,386
17,100	Tradestation Group, Inc.[a]	144,666
40,482	TrustCo Bank Corporation NYb	239,249
62,700	UCBH Holdings, Inc.[b]	79,002
15,800	UMB Financial Corporation	600,558
32,100	Umpqua Holdings Corporation[b]	249,096
20,200	United Bankshares, Inc.[b]	394,708
22,111	United Community Banks, Inc.[a,b]	132,445
12,000	United Fire & Casualty Company	205,800
11,400	Urstadt Biddle Properties	160,512
34,200	Whitney Holding Corporation	313,272
10,300	Wilshire Bancorp, Inc.	59,225
12,800	Wintrust Financial Corporation	205,824
8,612	World Acceptance Corporation[a,b]	171,465
19,900	Zenith National Insurance Corporation	432,626

	Total Financials	30,557,405

Health Care (13.4%)
11,700	Abaxis, Inc.[a]	240,318
5,700	Air Methods Corporation[a]	155,952
32,100	Align Technology, Inc.[a]	340,260
3,400	Almost Family, Inc.[a,b]	88,774
14,533	Amedisys, Inc.[a,b]	479,879
39,400	American Medical Systems Holdings, Inc.[a]	622,520
28,400	AMERIGROUP Corporation[a]	762,540
17,400	AMN Healthcare Services, Inc.[a]	111,012
16,850	AmSurg Corporation[a]	361,264
6,800	Analogic Corporation	251,260
15,200	ArQule, Inc.[a]	93,328
6,200	Bio-Reference Laboratories, Inc.[a]	195,982
15,600	Cambrex Corporation[a]	64,272
20,600	Catalyst Health Solutions, Inc.[a]	513,764
23,000	Centene Corporation[a]	459,540
12,000	Chemed Corporation	473,760
5,000	Computer Programs and Systems, Inc.	191,550
15,550	CONMED Corporation[a]	241,336
24,100	Cooper Companies, Inc.	595,993
4,100	Corvel Corporation[a]	93,357
16,400	Cross Country Healthcare, Inc.[a]	112,668
15,050	CryoLife, Inc.[a]	83,377
30,800	Cubist Pharmaceuticals, Inc.[a]	564,564
12,400	Cyberonics, Inc.[a]	206,212
9,500	Dionex Corporation[a]	579,785
30,000	Eclipsys Corporation[a]	533,400
17,397	Enzo Biochem, Inc.[a]	77,069
23,300	EResearch Technology, Inc.[a]	144,693
5,100	Genoptix, Inc[a]	163,149
15,400	Gentiva Health Services, Inc.[a]	253,484
12,300	Greatbatch, Inc.[a]	278,103
13,600	Haemonetics Corporation[a]	775,200
16,600	Hanger Orthopedic Group, Inc.[a]	225,594
26,100	Healthspring, Inc.[a]	283,446
18,000	Healthways, Inc.[a]	242,100
13,600	HMS Holding Corporation[a]	553,792
6,900	ICU Medical, Inc.[a]	283,935
10,700	Integra LifeSciences Holdings Corporation[a]	283,657
17,200	Invacare Corporation	303,580
17,800	inVentiv Health, Inc.[a]	240,834
4,600	IPC The Hospitalist Company, Inc.[a]	122,774
7,100	Kendle International, Inc.[a]	86,904
6,200	Kensey Nash Corporation[a]	162,502
5,000	Landauer, Inc.	306,700
9,950	LCA-Vision, Inc.[a]	41,989
7,900	LHC Group, Inc.[a]	175,459
19,600	Magellan Health Services, Inc.[a]	643,272
17,700	Martek Biosciences Corporation[a,b]	374,355
10,500	MedCath Corporation[a]	123,480
21,600	Meridian Bioscience, Inc.	487,728
15,000	Merit Medical Systems, Inc.[a]	244,500
7,500	Molina Healthcare, Inc.[a]	179,400
6,500	MWI Veterinary Supply, Inc.[a]	226,590
15,000	Natus Medical, Inc.[a]	173,100
7,900	Neogen Corporation[a]	228,942
13,300	Noven Pharmaceuticals, Inc.[a]	190,190
17,500	Odyssey Healthcare, Inc.[a]	179,900
16,700	Omnicell, Inc.[a]	179,525
9,600	Osteotech, Inc.[a]	42,240
9,900	Palomar Medical Technologies, Inc.[a]	145,134
18,600	Par Pharmaceutical Companies, Inc.[a,b]	281,790
30,800	PAREXEL International Corporation[a]	442,904

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (97.3%)	Value
Health Care (13.4%) - continued
24,400	Pediatrix Medical Group, Inc.[a]	$1,027,972
16,300	PharMerica Corporation[a,b]	319,969
22,900	Phase Forward, Inc.[a]	346,019
32,300	PSS World Medical, Inc.[a]	597,873
9,700	Quality Systems, Inc.[b]	552,512
33,800	Regeneron Pharmaceuticals, Inc.[a]	605,696
9,800	RehabCare Group, Inc.[a]	234,514
13,700	Res-Care, Inc.[a]	195,910
25,700	Salix Pharmaceuticals, Ltd.[a]	253,659
28,200	Savient Pharmaceuticals, Inc.[a,b]	390,852
7,800	SurModics, Inc.[a]	176,514
19,100	Symmetry Medical, Inc.[a]	178,012
17,800	Theragenics Corporation[a]	22,428
41,400	ViroPharma, Inc.[a]	245,502
17,500	West Pharmaceutical Services, Inc.[b]	609,875
11,300	Zoll Medical Corporation[a]	218,542

	Total Health Care	23,540,530

Industrials (16.9%)
12,100	A.O. Smith Corporation	394,097
20,700	AAR Corporation[a,b]	332,235
23,800	ABM Industries, Inc.	430,066
35,600	Actuant Corporation	434,320
21,600	Acuity Brands, Inc.[b]	605,880
11,700	Administaff, Inc.	272,259
8,300	Aerovironment, Inc.[a]	256,138
14,300	Albany International Corporation	162,734
4,900	American Science & Engineering, Inc.	338,688
14,900	Apogee Enterprises, Inc.	183,270
19,350	Applied Industrial Technologies, Inc.	381,195
6,900	Applied Signal Technology, Inc.	176,019
13,500	Arkansas Best Corporation	355,725
10,600	Astec Industries, Inc.[a]	314,714
10,600	ATC Technology Corporation[a]	153,700
4,900	Axsys Technologies, Inc.[a]	262,836
6,700	Azz, Inc.[a]	230,547
7,300	Badger Meter, Inc.	299,300
24,700	Baldor Electric Company	587,613
22,400	Barnes Group, Inc.	266,336
24,925	Belden, Inc.	416,247
14,840	Bowne & Company, Inc.	96,608
27,400	Brady Corporation	688,288
26,600	Briggs & Stratton Corporation[b]	354,844
14,000	C&D Technologies, Inc.[a,b]	28,000
4,500	Cascade Corporation	70,785
6,900	CDI Corporation	76,935
13,850	Ceradyne, Inc.[a]	244,591
9,000	Circor International, Inc.	212,490
27,200	CLARCOR, Inc.	793,968
6,000	Consolidated Graphics, Inc.[a]	104,520
8,300	Cubic Corporation	297,057
24,200	Curtiss-Wright Corporation	719,466
35,100	EMCOR Group, Inc.[a]	706,212
10,800	EnPro Industries, Inc.[a]	194,508
14,000	ESCO Technologies, Inc.[a]	627,200
15,900	Esterline Technologies Corporation[a]	430,413
15,500	Forward Air Corporation	330,460
9,900	G & K Services, Inc.	209,385
27,700	Gardner Denver, Inc.[a]	697,209
26,500	GenCorp, Inc.[a]	50,615
27,300	Geo Group, Inc.[a]	507,234
14,400	Gibraltar Industries, Inc.	98,928
25,930	Griffon Corporation[a]	215,738
23,025	Healthcare Services Group, Inc.	411,687
28,648	Heartland Express, Inc.	421,699
8,700	Heidrick & Struggles International, Inc.	158,775
20,200	Hub Group, Inc.[a]	416,928
12,900	II-VI, Inc.[a]	285,993
20,600	Insituform Technologies, Inc.[a]	349,582
30,000	Interface, Inc.	186,000
14,700	John Bean Technologies Corporation	184,044
13,600	Kaman Corporation	227,120
18,000	Kaydon Corporation	586,080
28,700	Kirby Corporation[a]	912,373
30,350	Knight Transportation, Inc.	502,293
2,200	Lawson Products, Inc.	31,262
6,550	Lindsay Manufacturing Company[b]	216,805
8,900	Lydall, Inc.[a]	30,260
16,600	MagneTek, Inc.[a]	23,074
18,900	Mobile Mini, Inc.[a,b]	277,263
22,750	Moog, Inc.[a]	587,178
19,800	Mueller Industries, Inc.	411,840
10,500	NCI Building Systems, Inc.[a,b]	27,720
14,750	Old Dominion Freight Line, Inc.[a]	495,157
19,100	On Assignment, Inc.[a]	74,681
30,500	Orbital Sciences Corporation[a]	462,685
20,175	Quanex Building Products Corporation	226,364
18,800	Regal-Beloit Corporation	746,736
17,500	Robbins & Myers, Inc.	336,875
8,500	School Specialty, Inc.[a]	171,785
20,000	Simpson Manufacturing Company, Inc.[b]	432,400
30,400	SkyWest, Inc.	310,080
28,000	Spherion Corporation[a]	115,360
6,800	Standard Register Company	22,168
6,600	Standex International Corporation	76,560
7,200	Stanley, Inc.[a]	236,736
17,900	Sykes Enterprises, Inc.[a]	323,811
19,200	Teledyne Technologies, Inc.[a]	628,800
32,206	Tetra Tech, Inc.[a]	922,702
19,100	Toro Company[b]	571,090
10,300	Tredegar Corporation	137,196
8,900	Triumph Group, Inc.	356,000
23,100	TrueBlue, Inc.[a]	194,040
12,700	United Stationers, Inc.[a]	442,976
9,000	Universal Forest Products, Inc.	297,810
10,800	Viad Corporation	185,976
10,500	Vicor Corporation	75,810
6,500	Volt Information Sciences, Inc.[a]	40,755
16,400	Wabash National Corporation	11,480
15,150	Watsco, Inc.[b]	741,289
15,700	Watts Water Technologies, Inc.	338,178

	Total Industrials	29,832,849

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (97.3%)	Value
Information Technology (17.6%)
13,800	Actel Corporation[a]	$148,074
65,100	Adaptec, Inc.[a]	172,515
17,500	Advanced Energy Industries, Inc.[a]	157,325
12,100	Agilysys, Inc.	56,628
16,000	Anixter International, Inc.[a]	601,440
65,723	Arris Group, Inc.[a]	799,192
16,800	ATMI, Inc.[a]	260,904
16,213	Avid Technology, Inc.[a,b]	217,416
7,400	Bankrate, Inc.[a,b]	186,776
6,100	Bel Fuse, Inc.	97,844
34,850	Benchmark Electronics, Inc.[a]	501,840
9,400	Black Box Corporation	314,618
23,400	Blackbaud, Inc.	363,870
20,900	Blue Coat Systems, Inc.[a]	345,686
27,500	Brightpoint, Inc.[a]	172,425
34,007	Brooks Automation, Inc.[a]	152,351
12,500	Cabot Microelectronics Corporation[a]	353,625
16,000	CACI International, Inc.[a]	683,360
20,700	Checkpoint Systems, Inc.[a]	324,783
32,300	CIBER, Inc.[a]	100,130
21,200	Cognex Corporation	299,556
12,500	Cohu, Inc.	112,250
22,200	Commvault Systems, Inc.[a]	368,076
9,800	Comscore, Inc.[a]	130,536
15,000	Comtech Telecommunications Corporation[a]	478,200
22,500	Concur Technologies, Inc.[a,b]	699,300
18,800	CSG Systems International, Inc.[a]	248,912
18,000	CTS Corporation	117,900
36,825	CyberSource Corporation[a]	563,423
15,800	Cymer, Inc.[a]	469,734
73,700	Cypress Semiconductor Corporation[a]	678,040
18,200	Daktronics, Inc.[b]	140,140
21,300	DealerTrack Holdings, Inc.[a]	362,100
13,400	Digi International, Inc.[a]	130,650
17,450	Diodes, Inc.[a]	272,918
12,100	DSP Group, Inc.[a]	81,796
9,300	DTS, Inc.[a]	251,751
4,700	Ebix, Inc.[a]	147,204
14,500	Electro Scientific Industries, Inc.[a]	162,110
8,100	EMS Technologies, Inc.[a]	169,290
32,000	Epicor Software Corporation[a,b]	169,600
19,100	EPIQ Systems, Inc.[a]	293,185
22,900	Exar Corporation[a]	164,651
8,900	Faro Technologies, Inc.[a]	138,217
19,900	FEI Company[a]	455,710
8,200	Forrester Research, Inc.[a]	201,310
12,900	Gerber Scientific, Inc.[a]	32,250
51,000	Harmonic, Inc.[a]	300,390
13,100	Heartland Payment Systems, Inc.	125,367
10,100	Hittite Microwave Corporation[a]	350,975
12,400	Hutchinson Technology, Inc.[a]	24,180
46,600	Informatica Corporation[a]	801,054
18,700	InfoSpace, Inc.[a]	123,981
24,275	Insight Enterprises, Inc.[a]	234,497
9,200	Integral Systems, Inc.[a]	76,544
25,900	Intermec, Inc.[a]	334,110
11,700	Intevac, Inc.[a]	101,907
23,500	J2 Global Communication, Inc.[a]	530,160
14,600	JDA Software Group, Inc.[a]	218,416
7,300	Keithley Instruments, Inc.	29,200
15,400	Knot, Inc.[a]	121,352
36,500	Kopin Corporation[a]	133,955
32,600	Kulicke and Soffa Industries, Inc.[a]	111,818
11,600	Littelfuse, Inc.[a]	231,536
9,300	LoJack Corporation[a]	38,967
12,600	Manhattan Associates, Inc.[a]	229,572
9,300	MAXIMUS, Inc.	383,625
12,100	Mercury Computer Systems, Inc.[a]	111,925
20,200	Methode Electronics, Inc.	141,804
24,500	Micrel, Inc.	179,340
43,300	Microsemi Corporation[a]	597,540
26,500	MKS Instruments, Inc.[a]	349,535
9,000	MTS Systems Corporation	185,850
18,400	NETGEAR, Inc.[a]	265,144
15,600	Network Equipment Technologies, Inc.[a]	66,456
19,200	Newport Corporation[a]	111,168
16,200	Novatel Wireless, Inc.[a]	146,124
10,950	Park Electrochemical Corporation	235,753
9,700	PC TEL, Inc.[a]	51,895
17,100	Perficient, Inc.[a]	119,529
13,500	Pericom Semiconductor Corporation[a]	113,670
15,500	Phoenix Technologies, Ltd.[a]	42,005
21,000	Plexus Corporation[a]	429,660
21,300	Progress Software Corporation[a]	450,921
14,700	Radiant Systems, Inc.[a]	122,010
12,400	RadiSys Corporation[a]	111,724
8,400	Rogers Corporation[a]	169,932
16,400	Rudolph Technologies, Inc.[a]	90,528
14,100	ScanSource, Inc.[a,b]	345,732
88,400	Skyworks Solutions, Inc.[a]	864,552
14,900	Smith Micro Software, Inc.[a]	146,318
14,200	Sonic Solutions, Inc.[a]	41,890
9,700	SPSS, Inc.[a]	323,689
11,700	Standard Microsystems Corporation[a]	239,265
6,200	StarTek, Inc.[a]	49,724
10,800	Stratasys, Inc.[a,b]	118,692
6,900	Supertex, Inc.[a]	173,259
23,550	Symmetricom, Inc.[a]	135,884
18,200	Synaptics, Inc.[a,b]	703,430
10,100	Synnex Corporation[a]	252,399
41,550	Take-Two Interactive Software, Inc.[a,b]	393,478
16,400	Taleo Corporation[a]	299,628
21,900	Technitrol, Inc.	141,693
35,400	Tekelec, Inc.[a]	595,782
17,200	TeleTech Holdings, Inc.[a]	260,580
35,837	THQ, Inc.[a]	256,593
7,100	Tollgrade Communications, Inc.[a]	37,204
78,700	TriQuint Semiconductor, Inc.[a]	417,897
22,900	TTM Technologies, Inc.[a]	182,284
15,300	Tyler Technologies, Inc.[a]	238,986
12,500	Ultratech, Inc.[a]	153,875
43,900	United Online, Inc.	285,789
39,075	Varian Semiconductor Equipment Associates, Inc.[a,b]	937,409
17,200	Veeco Instruments, Inc.[a]	199,348
14,600	ViaSat, Inc.[a]	374,344

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (97.3%)	Value
Information Technology (17.6%) - continued
24,000	Websense, Inc.[a]	$428,160
20,400	Wright Express Corporation[a]	519,588

	Total Information Technology	31,061,202

Materials (4.1%)
13,900	A. Schulman, Inc.	210,029
8,800	A.M. Castle & Company	106,304
12,000	AMCOL International Corporation[b]	258,960
10,800	American Vanguard Corporation	122,040
13,300	Arch Chemicals, Inc.	327,047
9,700	Balchem Corporation	237,844
10,700	Brush Engineered Materials, Inc.[a]	179,225
20,700	Buckeye Technologies, Inc.[a]	92,943
28,900	Calgon Carbon Corporation[a]	401,421
29,500	Century Aluminum Company[a,b]	183,785
6,000	Clearwater Paper Corporation[a]	151,740
5,600	Deltic Timber Corporation	198,632
23,300	Eagle Materials, Inc.[b]	588,092
26,000	H.B. Fuller Company	488,280
22,600	Headwaters, Inc.[a,b]	75,936
15,063	Myers Industries, Inc.	125,324
7,800	Neenah Paper, Inc.	68,718
6,600	NewMarket Corporation	444,378
4,800	Olympic Steel, Inc.	117,456
16,300	OM Group, Inc.[a]	473,026
6,000	Penford Corporation	34,740
49,400	PolyOne Corporation[a]	133,874
5,800	Quaker Chemical Corporation	77,082
20,400	Rock-Tenn Company	778,464
12,300	RTI International Metals, Inc.[a]	217,341
8,200	Schweitzer-Mauduit International, Inc.	223,122
3,900	Stepan Company	172,224
14,800	Texas Industries, Inc.[b]	464,128
26,100	Wausau Paper Corporation	175,392
11,250	Zep, Inc.	135,563

	Total Materials	7,263,110

Telecommunications Services (0.5%)
13,700	Cbeyond, Inc.[a]	196,595
47,600	FairPoint Communications, Inc.	28,560
23,600	General Communication, Inc.[a]	163,548
17,100	Iowa Telecommunications Services, Inc.	213,921
9,500	Neutral Tandem, Inc.[a]	280,440

	Total Telecommunications Services	883,064

Utilities (4.6%)
14,633	ALLETE, Inc.	420,699
9,750	American States Water Company	337,740
49,000	Atmos Energy Corporation	1,226,960
29,200	Avista Corporation	520,052
6,100	Central Vermont Public Service Corporation	110,410
8,400	CH Energy Group, Inc.	392,280
24,000	El Paso Electric Company[a]	335,040
11,800	Laclede Group, Inc.	390,934
22,650	New Jersey Resources Corporation	838,956
14,200	Northwest Natural Gas Company	629,344
39,300	Piedmont Natural Gas Company, Inc.[b]	947,523
15,900	South Jersey Industries, Inc.	554,751
23,700	Southwest Gas Corporation	526,377
15,666	UIL Holdings Corporation	351,701
19,000	UniSource Energy Corporation	504,260

	Total Utilities	8,087,027

	Total Common Stock (cost $204,423,236)	171,437,276

Principal Amount	Long-Term Fixed Income (0.3%)
U.S. Government (0.3%)
	U.S. Treasury Notes
500,000	0.875%, 12/31/2010[c]	500,684

	Total U.S. Government	500,684

	Total Long-Term Fixed Income (cost $500,350)	500,684

Shares	Collateral Held for Securities Loaned (14.7%)
25,999,591	Thrivent Financial Securities Lending Trust	25,999,591

	Total Collateral Held for Securities Loaned (cost $25,999,591)	25,999,591

Shares or Principal Amount	Short-Term Investments (2.1%)[d]
	Novartis Finance Corporation
3,660,000	0.100%, 7/1/2009	3,660,000
1	Thrivent Money Market Portfolio	1

	Total Short-Term Investments (at amortized cost)	3,660,001

	Total Investments (cost $234,583,178) 114.4%	$201,597,552

	Other Assets and Liabilities, Net (14.4%)	(25,318,683)

	Total Net Assets 100.0%	$176,278,869

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	At June 30, 2009, $500,684 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$31,040,687
Gross unrealized depreciation	(64,026,313)

Net unrealized appreciation (depreciation)	$(32,985,626)

Cost for federal income tax purposes	$234,583,178

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Small Cap Index Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	24,736,369	24,736,369	—	—
Consumer Staples	7,132,287	7,132,287	—	—
Energy	8,343,433	8,343,433	—	—
Financials	30,557,405	30,557,405	—	—
Health Care	23,540,530	23,540,530	—	—
Industrials	29,832,849	29,832,849	—	—
Information Technology	31,061,202	31,061,202	—	—
Materials	7,263,110	7,263,110	—	—
Telecommunications Services	883,064	883,064	—	—
Utilities	8,087,027	8,087,027	—	—
Long-Term Fixed Income
U.S. Government	500,684	—	500,684	—
Collateral Held for Securities Loaned	25,999,591	25,999,591	—	—
Short-Term Investments	3,660,001	1	3,660,000	—

Total	$201,597,552	$197,436,868	$4,160,684	$—

Other Financial Instruments*	($124,916)	($124,916)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	84	September 2009	$4,385,396	$4,260,480	($124,916)
Total Futures Contracts					($124,916)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	124,916
Total Equity Contracts		124,916

Total Liability Derivatives		$124,916

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	753,824
Total Equity Contracts		753,824

Total		$753,824

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Equity Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(228,152)
Total Equity Contracts		(228,152)

Total		($228,152)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$968,867	$11,872,014	$12,840,880	1	$1	$4,378
Thrivent Financial Securities Lending Trust	44,468,815	54,882,884	73,352,108	25,999,591	25,999,591	160,234
Total Value and Income Earned	45,437,682				25,999,592	164,612

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio II

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (95.4%)	Value
Consumer Discretionary (14.5%)
41,700	Bed Bath & Beyond, Inc.[a]	$1,282,275
33,500	Burger King Holdings, Inc.	578,545
14,500	Central European Media Enterprises, Ltd.[a,b]	285,505
207,300	Coldwater Creek, Inc.[a]	1,256,238
19,400	DeVry, Inc.	970,776
36,200	Discovery Communications, Inc., Class Aa	816,310
93,900	Gentex Corporation	1,089,240
129,100	Goodyear Tire & Rubber Company[a]	1,453,666
107,500	International Game Technology	1,709,250
25,600	Jack in the Box, Inc.[a]	574,720
25,900	Kohl’s Corporation[a]	1,107,225
118,300	Leapfrog Enterprises, Inc.[a]	270,907
35,900	Toll Brothers, Inc.[a]	609,223
9,600	VF Corporation	531,360
30,000	WMS Industries, Inc.[a]	945,300
70,900	Zumiez, Inc.[a,b]	567,909

	Total Consumer Discretionary	14,048,449

Consumer Staples (1.5%)
41,800	H.J. Heinz Company	1,492,260

	Total Consumer Staples	1,492,260

Energy (9.7%)
29,500	Forest Oil Corporation[a]	440,140
54,400	Nabors Industries, Ltd.[a]	847,552
27,600	Oil States International, Inc.[a]	668,196
29,000	Peabody Energy Corporation	874,640
51,400	Petrohawk Energy Corporation[a]	1,146,220
11,500	Southwestern Energy Company[a]	446,775
43,000	Sunoco, Inc.	997,600
40,400	Ultra Petroleum Corporation[a]	1,575,600
60,900	Weatherford International, Ltd.[a]	1,191,204
48,300	Willbros Group, Inc.[a]	604,233
15,400	XTO Energy, Inc.	587,356

	Total Energy	9,379,516

Financials (8.8%)
1,800	CME Group, Inc.	559,998
72,100	Hudson City Bancorp, Inc.	958,209
17,000	IntercontinentalExchange, Inc.[a]	1,942,080
46,800	Lazard, Ltd.	1,259,856
18,800	T. Rowe Price Group, Inc.	783,396
53,600	TCF Financial Corporation[b]	716,632
130,500	TD Ameritrade Holding Corporation[a]	2,288,970

	Total Financials	8,509,141

Health Care (12.0%)
20,300	Alexion Pharmaceuticals, Inc.[a]	834,736
81,200	Amylin Pharmaceuticals, Inc.[a]	1,096,200
26,100	Beckman Coulter, Inc.	1,491,354
131,100	Boston Scientific Corporation[a]	1,329,354
19,000	C.R. Bard, Inc.	1,414,550
13,100	CardioNet, Inc.[a]	213,792
22,400	CIGNA Corporation	539,616
89,100	Hologic, Inc.[a]	1,267,893
28,600	Myriad Genetics, Inc.[a]	1,019,590
5,750	Myriad Pharmaceuticals, Inc.[a]	26,737
20,900	Shire Pharmaceuticals Group plc ADR	866,932
15,700	Thermo Fisher Scientific, Inc.[a]	640,089
25,500	Vertex Pharmaceuticals, Inc.[a]	908,820

	Total Health Care	11,649,663

Industrials (15.0%)
23,600	Aecom Technology Corporation[a]	755,200
72,900	BE Aerospace, Inc.[a]	1,046,844
31,900	C.H. Robinson Worldwide, Inc.	1,663,585
31,300	Con-way, Inc.	1,105,203
242,300	Delta Air Lines, Inc.[a]	1,402,917
16,000	Flowserve Corporation	1,116,960
20,299	FTI Consulting, Inc.[a]	1,029,565
52,260	Monster Worldwide, Inc.[a,b]	617,191
15,600	Precision Castparts Corporation	1,139,268
54,900	Quanta Services, Inc.[a]	1,269,837
62,900	Ryanair Holdings plc[a]	1,785,731
10,000	SPX Corporation	489,700
15,900	Stericycle, Inc.[a]	819,327
13,900	SunPower Corporation[a,b]	370,296

	Total Industrials	14,611,624

Information Technology (23.7%)
49,187	Akamai Technologies, Inc.[a]	943,407
63,800	ASML Holding NVb	1,381,270
26,500	Broadcom Corporation[a]	656,935
25,400	Electronic Arts, Inc.[a]	551,688
71,800	F5 Networks, Inc.[a]	2,483,562
57,900	FormFactor, Inc.[a]	998,196
30,400	Juniper Networks, Inc.[a]	717,440
142,700	Marvell Technology Group, Ltd.[a]	1,661,028
43,300	Mercadolibre, Inc.[a,b]	1,163,904
58,500	Molex, Inc.	909,675
61,000	NETAPP, Inc.[a]	1,202,920
70,400	Nuance Communications, Inc.[a]	851,136
170,000	NVIDIA Corporation[a]	1,919,300
59,600	Omniture, Inc.[a]	748,576
153,400	PMC-Sierra, Inc.[a]	1,221,064
47,300	Polycom, Inc.[a]	958,771
96,200	Seagate Technology	1,006,252
56,500	Symantec Corporation[a]	879,140
32,000	Synaptics, Inc.[a,b]	1,236,800
33,100	Synopsys, Inc.[a]	645,781
33,000	VMware, Inc.[a,b]	899,910

	Total Information Technology	23,036,755

Materials (7.4%)
56,800	Celanese Corporation	1,349,000
18,700	FMC Corporation	884,510
86,300	Owens-Illinois, Inc.[a]	2,417,263
56,600	Pactiv Corporation[a]	1,229,918
7,900	SPDR Gold Trust[a]	720,322
15,100	Walter Energy, Inc.	547,224

	Total Materials	7,148,237

Telecommunications Services (2.8%)
39,300	NII Holdings, Inc.[a]	749,451
44,100	SBA Communications
	Corporation[a]	1,082,214

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio II

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (95.4%)	Value
Telecommunications Services (2.8%) - continued
89,800	TW Telecom, Inc.[a]	$922,246

	Total Telecommunications Services	2,753,911

	Total Common Stock (cost $88,540,094)	92,629,556

	Collateral Held for Securities Loaned (6.8%)
6,588,180	Thrivent Financial Securities Lending Trust	6,588,180

	Total Collateral Held for Securities Loaned (cost $6,588,180)	6,588,180

	Short-Term Investments (4.4%)
4,275,659	Thrivent Money Market Portfolio	4,275,659

	Total Short-Term Investments (at amortized cost)	4,275,659

	Total Investments (cost $99,403,933) 106.6%	$103,493,395

	Other Assets and Liabilities, Net (6.6%)	(6,442,971)

	Total Net Assets 100.0%	$97,050,424

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$11,366,447
Gross unrealized depreciation	(7,276,985)

Net unrealized appreciation (depreciation)	$4,089,462

Cost for federal income tax purposes	$99,403,933

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Mid Cap Growth Portfolio II’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	14,048,449	14,048,449	—	—
Consumer Staples	1,492,260	1,492,260	—	—
Energy	9,379,516	9,379,516	—	—
Financials	8,509,141	8,509,141	—	—
Health Care	11,649,663	11,649,663	—	—
Industrials	14,611,624	14,611,624	—	—
Information Technology	23,036,755	23,036,755	—	—
Materials	7,148,237	7,148,237	—	—
Telecommunications Services	2,753,911	2,753,911	—	—
Collateral Held for Securities Loaned	6,588,180	6,588,180	—	—
Short-Term Investments	4,275,659	4,275,659	—	—

Total	$103,493,395	$103,493,395	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio II

Schedule of Investments as of June 30, 2009

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Portfolio II, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$3,679,661	$20,851,170	$20,255,172	4,275,659	$4,275,659	$11,239
Thrivent Financial Securities Lending Trust	5,387,577	33,571,952	32,371,349	6,588,180	6,588,180	40,978
Total Value and Income Earned	9,067,238				10,863,839	52,217

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (97.6%)	Value
Consumer Discretionary (15.9%)
114,825	Bed Bath & Beyond, Inc.[a]	$3,530,869
71,950	BorgWarner, Inc.	2,455,654
119,000	Burger King Holdings, Inc.	2,055,130
27,925	Central European Media Enterprises, Ltd.[a,b]	549,843
601,600	Coldwater Creek, Inc.[a,b]	3,645,696
56,700	DeVry, Inc.	2,837,268
104,050	Discovery Communications, Inc., Class Aa	2,346,328
206,750	Gap, Inc.	3,390,700
254,600	Gentex Corporation	2,953,360
280,875	Goodyear Tire & Rubber Company[a]	3,162,652
74,950	Hasbro, Inc.	1,816,788
225,150	International Game Technology	3,579,885
72,850	Jack in the Box, Inc.[a]	1,635,483
123,900	KB Home[b]	1,694,952
62,800	Kohl’s Corporation[a]	2,684,700
292,700	Leapfrog Enterprises, Inc.[a]	670,283
45,875	Marvel Entertainment, Inc.[a]	1,632,691
117,225	Toll Brothers, Inc.[a]	1,989,308
31,700	VF Corporation	1,754,595
95,900	WMS Industries, Inc.[a]	3,021,809
175,725	Zumiez, Inc.[a,b]	1,407,557

	Total Consumer Discretionary	48,815,551

Consumer Staples (2.2%)
70,700	Avon Products, Inc.	1,822,646
29,100	General Mills, Inc.	1,630,182
93,300	H.J. Heinz Company	3,330,810

	Total Consumer Staples	6,783,638

Energy (9.6%)
51,475	Cameron International Corporation[a]	1,456,743
28,725	Diamond Offshore Drilling, Inc.	2,385,611
96,000	Forest Oil Corporation[a]	1,432,320
103,600	Nabors Industries, Ltd.[a]	1,614,088
70,900	Oil States International, Inc.[a]	1,716,489
79,200	Patterson-UTI Energy, Inc.	1,018,512
91,525	Peabody Energy Corporation	2,760,394
112,925	Petrohawk Energy Corporation[a]	2,518,227
38,150	Southwestern Energy Company[a]	1,482,127
89,175	Sunoco, Inc.	2,068,860
114,900	Ultra Petroleum Corporation[a]	4,481,100
180,400	Weatherford International, Ltd.[a]	3,528,624
143,525	Willbros Group, Inc.[a]	1,795,498
29,200	XTO Energy, Inc.	1,113,688

	Total Energy	29,372,281

Financials (7.9%)
5,900	CME Group, Inc.	1,835,549
183,500	Hudson City Bancorp, Inc.	2,438,715
39,350	IntercontinentalExchange, Inc.[a]	4,495,344
119,950	Lazard, Ltd.	3,229,054
46,100	Northern Trust Corporation	2,474,648
52,600	T. Rowe Price Group, Inc.	2,191,842
135,300	TCF Financial Corporation[b]	1,808,961
318,600	TD Ameritrade Holding Corporation[a]	5,588,244

	Total Financials	24,062,357

Health Care (13.2%)
54,800	Alexion Pharmaceuticals, Inc.[a]	2,253,376
132,325	Amylin Pharmaceuticals, Inc.[a,b]	1,786,387
53,600	Beckman Coulter, Inc.	3,062,704
136,100	BioMarin Pharmaceutical, Inc.[a,b]	2,124,521
271,900	Boston Scientific Corporation[a]	2,757,066
57,775	C.R. Bard, Inc.	4,301,349
42,900	CardioNet, Inc.[a,b]	700,128
18,500	Cephalon, Inc.[a,b]	1,048,025
71,100	CIGNA Corporation	1,712,799
46,700	Express Scripts, Inc.[a]	3,210,625
223,150	Hologic, Inc.[a]	3,175,424
27,700	Life Technologies Corporation[a]	1,155,644
52,500	Millipore Corporation[a]	3,686,025
92,050	Myriad Genetics, Inc.[a]	3,281,583
20,812	Myriad Pharmaceuticals, Inc.[a]	96,776
72,300	Shire Pharmaceuticals Group plc ADR	2,999,004
31,800	Thermo Fisher Scientific, Inc.[a]	1,296,486
51,300	Vertex Pharmaceuticals, Inc.[a]	1,828,332

	Total Health Care	40,476,254

Industrials (14.3%)
51,200	Aecom Technology Corporation[a]	1,638,400
188,000	BE Aerospace, Inc.[a,b]	2,699,680
72,400	C.H. Robinson Worldwide, Inc.	3,775,660
76,600	Con-way, Inc.	2,704,746
558,575	Delta Air Lines, Inc.[a]	3,234,149
60,695	Expeditors International of
	Washington, Inc.	2,023,571
5,350	First Solar, Inc.[a,b]	867,342
46,200	Flowserve Corporation	3,225,222
46,647	FTI Consulting, Inc.[a]	2,365,936
67,800	Knight Transportation, Inc.	1,122,090
129,050	Monster Worldwide, Inc.[a]	1,524,081
75,575	Pentair, Inc.	1,936,232
44,450	Precision Castparts Corporation	3,246,184
172,700	Quanta Services, Inc.[a]	3,994,551
23,675	Roper Industries, Inc.	1,072,714
136,450	Ryanair Holdings plc[a]	3,873,815
33,000	SPX Corporation	1,616,010
49,200	Stericycle, Inc.[a]	2,535,276
18,075	SunPower Corporation[a,b]	481,518

	Total Industrials	43,937,177

Information Technology (22.4%)
106,814	Akamai Technologies, Inc.[a]	2,048,693
141,300	ASML Holding NV	3,059,145
76,100	Broadcom Corporation[a]	1,886,519
95,025	Electronic Arts, Inc.[a]	2,063,943
176,375	F5 Networks, Inc.[a]	6,100,811
142,100	FormFactor, Inc.[a]	2,449,804
51,850	Hewitt Associates, Inc.[a]	1,544,093
160,875	Intersil Corporation	2,022,199
71,800	Juniper Networks, Inc.[a]	1,694,480
394,200	Marvell Technology Group, Ltd.[a]	4,588,488
7,850	MasterCard, Inc.	1,313,384
135,749	Mercadolibre, Inc.[a,b]	3,648,933

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (97.6%)	Value
Information Technology (22.4%) - continued
162,625	Molex, Inc.	$2,528,819
182,675	NETAPP, Inc.[a]	3,602,351
131,000	Nuance Communications, Inc.[a]	1,583,790
418,025	NVIDIA Corporation[a]	4,719,502
191,025	Omniture, Inc.[a]	2,399,274
401,550	PMC-Sierra, Inc.[a]	3,196,338
102,825	Polycom, Inc.[a]	2,084,263
296,475	Seagate Technology	3,101,128
119,650	Symantec Corporation[a]	1,861,754
69,825	Synaptics, Inc.[a,b]	2,698,736
113,375	Synopsys, Inc.[a]	2,211,946
340,575	Tellabs, Inc.[a]	1,951,495
103,000	Tyco Electronics, Ltd.	1,914,770
88,750	VMware, Inc.[a,b]	2,420,212

	Total Information Technology	68,694,870

Materials (8.3%)
42,525	Albemarle Corporation	1,087,364
137,875	Celanese Corporation	3,274,531
55,400	FMC Corporation	2,620,420
231,850	Owens-Illinois, Inc.[a]	6,494,119
147,300	Pactiv Corporation[a]	3,200,829
21,400	Praxair, Inc.	1,520,898
99,075	Rockwood Holdings, Inc.[a]	1,450,458
26,100	SPDR Gold Trust[a]	2,379,798
66,250	Terra Industries, Inc.	1,604,575
47,900	Walter Energy, Inc.	1,735,896

	Total Materials	25,368,888

Telecommunications Services (3.8%)
93,542	American Tower Corporation[a]	2,949,379
124,650	NII Holdings, Inc.[a]	2,377,076
157,000	SBA Communications Corporation[a]	3,852,780
252,250	TW Telecom, Inc.[a]	2,590,607

	Total Telecommunications Services	11,769,842

	Total Common Stock (cost $347,271,138)	299,280,858

	Collateral Held for Securities Loaned (5.4%)
16,539,541	Thrivent Financial Securities Lending Trust	16,539,541

	Total Collateral Held for Securities Loaned (cost $16,539,541)	16,539,541

Shares or Principal Amount	Short-Term Investments (2.4%)[c]
	Federal Home Loan Bank Discount Notes
5,000,000	0.120%, 7/2/2009	4,999,983
2,369,396	Thrivent Money Market Portfolio	2,369,396

	Total Short-Term Investments (at amortized cost)	7,369,379

	Total Investments (cost $371,180,058) 105.4%	$323,189,778

	Other Assets and Liabilities, Net (5.4%)	(16,444,052)

	Total Net Assets 100.0%	$306,745,726

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$22,907,936
Gross unrealized depreciation	(70,898,216)

Net unrealized appreciation (depreciation)	$(47,990,280)

Cost for federal income tax purposes	$371,180,058

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Mid Cap Growth Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	48,815,551	48,815,551	—	—
Consumer Staples	6,783,638	6,783,638	—	—
Energy	29,372,281	29,372,281	—	—
Financials	24,062,357	24,062,357	—	—
Health Care	40,476,254	40,476,254	—	—
Industrials	43,937,177	43,937,177	—	—
Information Technology	68,694,870	68,694,870	—	—
Materials	25,368,888	25,368,888	—	—
Telecommunications Services	11,769,842	11,769,842	—	—
Collateral Held for Securities Loaned	16,539,541	16,539,541	—	—
Short-Term Investments	7,369,379	2,369,396	4,999,983	—

Total	$323,189,778	$318,189,795	$4,999,983	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$11,178,760	$33,339,076	$42,148,440	2,369,396	$2,369,396	$23,464
Thrivent Financial Securities Lending Trust	34,543,185	101,590,320	119,593,964	16,539,541	16,539,541	99,696
Total Value and Income Earned	45,721,945				18,908,937	123,160

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (95.1%)	Value
Consumer Discretionary (13.9%)
3,003	AutoZone, Inc.[a]	$453,783
132,432	DISH Network Corporation[a]	2,146,723
25,670	Fortune Brands, Inc.	891,776
135,784	H&R Block, Inc.	2,339,558
45,168	J.C. Penney Company, Inc.	1,296,773
48,011	Johnson Controls, Inc.	1,042,799
21,810	Kohl’s Corporation[a]	932,377
10,078	M.D.C. Holdings, Inc.	303,449
9,490	Mohawk Industries, Inc.[a,b]	338,603
64,204	Newell Rubbermaid, Inc.	668,364
2,856	NVR, Inc.[a]	1,434,826
26,763	Ross Stores, Inc.	1,033,052
20,680	Snap-On, Inc.	594,343
45,270	Starwood Hotels & Resorts Worldwide, Inc.	1,004,994
54,932	TJX Companies, Inc.	1,728,161
25,570	Urban Outfitters, Inc.[a]	533,646
66,050	Viacom, Inc.[a]	1,499,335

	Total Consumer Discretionary	18,242,562

Consumer Staples (4.9%)
4,940	Alberto-Culver Company	125,624
11,838	Campbell Soup Company	348,274
28,235	Clorox Company	1,576,360
31,767	Coca-Cola Enterprises, Inc.	528,920
51,132	ConAgra Foods, Inc.	974,576
6,050	Energizer Holdings, Inc.[a]	316,052
16,880	H.J. Heinz Company	602,616
15,230	J.M. Smucker Company	741,092
12,600	Molson Coors Brewing Company	533,358
31,440	Safeway, Inc.	640,433

	Total Consumer Staples	6,387,305

Energy (10.1%)
32,457	Dril-Quip, Inc.[a]	1,236,612
87,981	Newfield Exploration Company[a]	2,874,339
32,900	Noble Energy, Inc.	1,940,113
31,750	Pride International, Inc.[a]	795,655
64,538	Range Resources Corporation	2,672,518
52,048	Smith International, Inc.	1,340,236
59,530	Weatherford International, Ltd.[a]	1,164,407
37,460	Whiting Petroleum Corporation[a]	1,317,094

	Total Energy	13,340,974

Financials (25.0%)
26,610	Alexandria Real Estate Equities, Inc.[b]	952,372
24,160	Arch Capital Group, Ltd.[a]	1,415,293
27,020	Boston Properties, Inc.	1,288,854
62,240	Discover Financial Services	639,205
83,310	Douglas Emmett, Inc.	748,957
9,520	Essex Property Trust, Inc.	592,430
26,767	Everest Re Group, Ltd.	1,915,714
12,320	Federal Realty Investment Trust	634,727
38,020	Fifth Third Bancorp	269,942
38,220	Hartford Financial Services Group, Inc.	453,671
18,510	Health Care REIT, Inc.	631,191
84,880	Host Marriott Corporation	712,143
171,588	Invesco, Ltd.	3,057,698
99,710	Janus Capital Group, Inc.	1,136,694
89,480	KeyCorp	468,875
13,713	Lazard, Ltd.	369,154
57,368	Lincoln National Corporation	987,303
7,053	M&T Bank Corporation[b]	359,209
86,102	Marsh & McLennan Companies, Inc.	1,733,233
30,010	Nasdaq OMX Group, Inc.[a]	639,513
84,200	New York Community Bancorp, Inc.[b]	900,098
9,427	Northern Trust Corporation	506,041
11,778	PartnerRe, Ltd.	764,981
48,760	Principal Financial Group, Inc.	918,638
116,936	Progressive Corporation[a]	1,766,903
10,170	Raymond James Financial, Inc.	175,026
229,600	Regions Financial Corporation[b]	927,584
93,102	SLM Corporation[a]	956,158
37,910	SunTrust Banks, Inc.	623,620
101,569	Synovus Financial Corporation	303,691
15,261	Torchmark Corporation[b]	565,268
57,243	UnumProvident Corporation	907,874
124,130	W.R. Berkley Corporation	2,665,071
52,740	Willis Group Holdings, Ltd.	1,357,000
49,450	XL Capital, Ltd.	566,697

	Total Financials	32,910,828

Health Care (5.2%)
9,760	Becton, Dickinson and Company	695,986
12,720	Biogen Idec, Inc.[a]	574,308
8,380	C.R. Bard, Inc.	623,891
21,340	Edwards Lifesciences Corporation[a]	1,451,760
41,688	Kinetic Concepts, Inc.[a]	1,135,998
7,339	Laboratory Corporation of America Holdings[a]	497,511
36,590	WellPoint, Inc.[a]	1,862,065

	Total Health Care	6,841,519

Industrials (8.2%)
9,194	Alliant Techsystems, Inc.[a]	757,218
25,643	Cooper Industries, Ltd.	796,215
22,500	Cummins, Inc.	792,225
28,961	Eaton Corporation	1,291,950
57,445	Iron Mountain, Inc.[a]	1,651,544
16,406	Landstar System, Inc.	589,139
15,234	Lennox International, Inc.	489,621
15,400	Norfolk Southern Corporation	580,118
20,827	Parker-Hannifin Corporation	894,728
101,498	Republic Services, Inc.	2,477,566
14,740	Rockwell Automation, Inc.	473,449

	Total Industrials	10,793,773

Information Technology (7.7%)
197,647	Activision Blizzard, Inc.[a]	2,496,282
13,480	Affiliated Computer Services, Inc.[a]	598,782
54,124	Amphenol Corporation	1,712,483
30,350	CA, Inc.	529,000
50,918	CommScope, Inc.[a]	1,337,107
18,360	Hewitt Associates, Inc.[a]	546,761
48,460	IAC InterActiveCorp[a]	777,783
19,890	KLA-Tencor Corporation	502,222
20,780	Linear Technology Corporation	485,213

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (95.1%)	Value
Information Technology (7.7%) - continued
63,800	Parametric Technology Corporation[a]	$745,822
68,420	Teradyne, Inc.[a]	469,361

	Total Information Technology	10,200,816

Materials (6.0%)
31,810	Airgas, Inc.	1,289,259
43,000	Celanese Corporation	1,021,250
50,670	Intrepid Potash, Inc.[a]	1,422,814
90,210	Steel Dynamics, Inc.	1,328,793
27,770	Terra Industries, Inc.	672,589
28,860	Vulcan Materials Company[b]	1,243,866
26,490	Walter Energy, Inc.	959,998

	Total Materials	7,938,569

Telecommunications Services (1.9%)
23,900	Embarq Corporation	1,005,234
313,470	Sprint Nextel Corporation[a]	1,507,791

	Total Telecommunications Services	2,513,025

Utilities (12.2%)
68,573	American Electric Power Company, Inc.	1,981,074
66,673	CMS Energy Corporation	805,410
67,103	DPL, Inc.	1,554,777
63,488	Edison International, Inc.	1,997,332
33,733	Entergy Corporation	2,614,982
35,441	EQT Corporation	1,237,245
29,812	FirstEnergy Corporation	1,155,215
34,070	NV Energy, Inc.	367,615
11,566	PG&E Corporation	444,597
95,648	PPL Corporation	3,152,558
8,423	Sempra Energy	418,034
20,830	Xcel Energy, Inc.	383,480

	Total Utilities	16,112,319

	Total Common Stock (cost $133,332,503)	125,281,690

	Collateral Held for Securities Loaned (3.8%)
4,982,498	Thrivent Financial Securities Lending Trust	4,982,498

	Total Collateral Held for Securities Loaned (cost $4,982,498)	4,982,498

	Short-Term Investments (3.8%)
4,949,434	Thrivent Money Market Portfolio	4,949,434

	Total Short-Term Investments (at amortized cost)	4,949,434

	Total Investments (cost $143,264,435) 102.7%	$135,213,622

	Other Assets and Liabilities, Net (2.7%)	(3,515,244)

	Total Net Assets 100.0%	$131,698,378

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,481,889
Gross unrealized depreciation	(15,532,702)

Net unrealized appreciation (depreciation)	$(8,050,813)

Cost for federal income tax purposes	$143,264,435

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Partner Mid Cap Value Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	18,242,562	18,242,562	—	—
Consumer Staples	6,387,305	6,387,305	—	—
Energy	13,340,974	13,340,974	—	—
Financials	32,910,828	32,910,828	—	—
Health Care	6,841,519	6,841,519	—	—
Industrials	10,793,773	10,793,773	—	—
Information Technology	10,200,816	10,200,816	—	—
Materials	7,938,569	7,938,569	—	—
Telecommunications Services	2,513,025	2,513,025	—	—
Utilities	16,112,319	16,112,319	—	—
Collateral Held for Securities Loaned	4,982,498	4,982,498	—	—
Short-Term Investments	4,949,434	4,949,434	—	—

Total	$135,213,622	$135,213,622	$—	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$1,933,759	$20,878,641	$17,862,966	4,949,434	$4,949,434	$9,926
Thrivent Financial Securities Lending Trust	4,605,487	38,783,851	38,406,840	4,982,498	4,982,498	21,447
Total Value and Income Earned	6,539,246				9,931,932	31,373

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (95.1%)	Value
Consumer Discretionary (12.1%)
113,000	Advance Auto Parts, Inc.	$4,688,370
124,100	Autoliv, Inc.	3,570,357
111,000	Career Education Corporation[a]	2,762,790
86,800	CEC Entertainment, Inc.[a]	2,558,864
129,200	Discovery Communications, Inc.[a]	2,913,460
72,000	Dollar Tree, Inc.[a]	3,031,200
231,100	Gap, Inc.	3,790,040
82,300	Guess ?, Inc.	2,121,694
259,800	KB Home[b]	3,554,064
89,400	Kohl’s Corporation[a]	3,821,850
88,300	McGraw-Hill Companies, Inc.	2,658,713
81,100	Panera Bread Company[a,b]	4,043,646
106,700	Penn National Gaming, Inc.[a]	3,106,037
193,400	Toll Brothers, Inc.[a,b]	3,281,998
171,100	WMS Industries, Inc.[a]	5,391,361

	Total Consumer Discretionary	51,294,444

Consumer Staples (3.5%)
146,000	Flowers Foods, Inc.	3,188,640
60,500	J.M. Smucker Company	2,943,930
107,700	Kroger Company	2,374,785
213,300	TreeHouse Foods, Inc.[a,b]	6,136,641

	Total Consumer Staples	14,643,996

Energy (7.3%)
258,200	BJ Services Company	3,519,266
57,900	Comstock Resources, Inc.[a]	1,913,595
171,400	Forest Oil Corporation[a]	2,557,288
122,600	Helmerich & Payne, Inc.[b]	3,784,662
132,800	National Oilwell Varco, Inc.[a]	4,337,248
385,300	Patterson-UTI Energy, Inc.	4,954,958
45,200	Range Resources Corporation	1,871,732
65,900	Southwestern Energy Company[a]	2,560,215
159,400	Weatherford International, Ltd.[a]	3,117,864
182,300	Willbros Group, Inc.[a]	2,280,573

	Total Energy	30,897,401

Financials (13.6%)
86,771	Commerce Bancshares, Inc.	2,761,921
92,182	Cousins Properties, Inc.[b]	783,547
160,100	Duke Realty Corporation	1,404,077
78,300	Eaton Vance Corporation	2,094,525
98,200	Endurance Specialty Holdings, Ltd.	2,877,260
166,500	Equity One, Inc.[b]	2,207,790
92,700	Hanover Insurance Group, Inc.	3,532,797
360,600	HCC Insurance Holdings, Inc.	8,658,006
408,300	Host Marriott Corporation	3,425,637
136,500	Invesco, Ltd.	2,432,430
82,800	Lazard, Ltd.	2,228,976
239,600	Marshall & Ilsley Corporation	1,150,080
372,800	New York Community Bancorp, Inc.[b]	3,985,232
38,200	Northern Trust Corporation	2,050,576
43,400	PartnerRe, Ltd.	2,818,830
52,500	Rayonier, Inc. REIT	1,908,375
349,500	W.R. Berkley Corporation	7,503,765
81,000	Westamerica Bancorporation[b]	4,018,410
134,000	Zions Bancorporation[b]	1,549,040

	Total Financials	57,391,274

Health Care (12.3%)
68,000	Beckman Coulter, Inc.	3,885,520
150,400	BioMarin Pharmaceutical, Inc.[a,b]	2,347,744
57,500	C.R. Bard, Inc.	4,280,875
67,300	Charles River Laboratories International, Inc.[a]	2,271,375
219,400	Community Health Systems, Inc.[a]	5,539,850
205,300	Coventry Health Care, Inc.[a]	3,841,163
50,500	Gen-Probe, Inc.[a]	2,170,490
37,800	Henry Schein, Inc.[a]	1,812,510
217,600	Hologic, Inc.[a]	3,096,448
124,200	Kinetic Concepts, Inc.[a]	3,384,450
95,500	Lincare Holdings, Inc.[a]	2,246,160
86,900	Masimo Corporation[a]	2,095,159
29,300	NuVasive, Inc.[a,b]	1,306,780
58,600	Shire Pharmaceuticals Group plc ADR	2,430,728
29,700	United Therapeutics Corporation[a]	2,474,901
63,200	Varian Medical Systems, Inc.[a]	2,220,848
58,900	Varian, Inc.[a]	2,322,427
116,800	Vertex Pharmaceuticals, Inc.[a]	4,162,752

	Total Health Care	51,890,180

Industrials (13.0%)
31,100	Alliant Techsystems, Inc.[a]	2,561,396
289,600	BE Aerospace, Inc.[a,b]	4,158,656
68,900	CSX Corporation	2,386,007
82,600	IDEX Corporation	2,029,482
253,800	Monster Worldwide, Inc.[a]	2,997,378
92,600	Navistar International Corporation[a]	4,037,360
149,600	Oshkosh Corporation	2,175,184
84,900	Pall Corporation	2,254,944
95,800	Parker-Hannifin Corporation	4,115,568
153,200	Polypore International, Inc.[a]	1,703,584
26,800	Precision Castparts Corporation	1,957,204
141,100	Robert Half International, Inc.	3,332,782
76,600	Rockwell Automation, Inc.	2,460,392
94,500	Rockwell Collins, Inc.	3,943,485
73,700	Roper Industries, Inc.	3,339,347
84,200	SPX Corporation	4,123,274
82,700	Tyco International, Ltd.	2,148,546
181,400	Werner Enterprises, Inc.	3,286,968
70,900	WESCO International, Inc.[a]	1,775,336

	Total Industrials	54,786,893

Information Technology (16.8%)
139,600	Akamai Technologies, Inc.[a]	2,677,528
1,834,100	Atmel Corporation[a]	6,841,193
289,900	CIENA Corporation[a,b]	3,000,465
1,124,500	Compuware Corporation[a]	7,714,070
321,200	eBay, Inc.[a]	5,502,156
167,800	F5 Networks, Inc.[a]	5,804,202
297,300	FormFactor, Inc.[a]	5,125,452
180,300	Juniper Networks, Inc.[a]	4,255,080
93,300	Lam Research Corporation[a]	2,425,800
110,100	Novellus Systems, Inc.[a]	1,838,670
113,500	Paychex, Inc.	2,860,200
239,800	PMC-Sierra, Inc.[a]	1,908,808
180,400	Polycom, Inc.[a]	3,656,708
60,800	Sybase, Inc.[a]	1,905,472
579,000	Teradyne, Inc.[a]	3,971,940
524,400	TIBCO Software, Inc.[a]	3,759,948

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (95.1%)	Value
Information Technology (16.8%) - continued
83,500	Western Digital Corporation[a]	$2,212,750
92,700	Xilinx, Inc.	1,896,642
146,400	Zebra Technologies Corporation[a]	3,463,824

	Total Information Technology	70,820,908

Materials (10.2%)
238,300	Albemarle Corporation	6,093,331
139,605	Ball Corporation	6,304,562
19,700	CF Industries Holdings, Inc.	1,460,558
205,400	Commercial Metals Company	3,292,562
229,000	Crown Holdings, Inc.[a]	5,528,060
160,100	Owens-Illinois, Inc.[a]	4,484,401
242,300	Packaging Corporation of America	3,925,260
148,100	Sealed Air Corporation	2,732,445
134,400	Silgan Holdings, Inc.	6,589,632
146,200	Steel Dynamics, Inc.	2,153,526
8,900	Walter Energy, Inc.	322,536

	Total Materials	42,886,873

Telecommunications Services (0.8%)
124,500	Telephone and Data Systems, Inc.	3,523,350

	Total Telecommunications Services	3,523,350

Utilities (5.5%)
94,000	Alliant Energy Corporation	2,456,220
139,100	DPL, Inc.	3,222,947
28,700	Entergy Corporation	2,224,824
74,500	EQT Corporation	2,600,795
39,500	FirstEnergy Corporation	1,530,625
64,800	National Fuel Gas Company	2,337,984
274,400	NV Energy, Inc.	2,960,776
96,700	Pepco Holdings, Inc.	1,299,648
100,600	Portland General Electric Company	1,959,688
97,300	UGI Corporation	2,480,177

	Total Utilities	23,073,684

	Total Common Stock (cost $428,788,284)	401,209,003

	Collateral Held for Securities Loaned (7.7%)
32,397,507	Thrivent Financial Securities Lending Trust	32,397,507

	Total Collateral Held for Securities Loaned (cost $32,397,507)	32,397,507

Shares or Principal Amount	Short-Term Investments (4.9%)[c]
	Federal Home Loan Bank Discount Notes
5,000,000	0.120%, 7/2/2009	4,999,983
5,000,000	0.155%, 7/10/2009	4,999,806
	Federal National Mortgage Association Discount Notes
4,000,000	0.160%, 7/14/2009	3,999,769
	Novartis Finance Corporation
4,870,000	0.100%, 7/1/2009	4,870,000
1,567,244	Thrivent Money Market Portfolio	1,567,244

	Total Short-Term Investments (at amortized cost)	20,436,802

	Total Investments (cost $481,622,593) 107.7%	$454,043,312

	Other Assets and Liabilities, Net (7.7%)	(32,287,075)

	Total Net Assets 100.0%	$421,756,237

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$33,802,842
Gross unrealized depreciation	(61,382,123)

Net unrealized appreciation (depreciation)	$(27,579,281)

Cost for federal income tax purposes	$481,622,593

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Mid Cap Stock Portfolio's assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	51,294,444	51,294,444	—	—
Consumer Staples	14,643,996	14,643,996	—	—
Energy	30,897,401	30,897,401	—	—
Financials	57,391,274	57,391,274	—	—
Health Care	51,890,180	51,890,180	—	—
Industrials	54,786,893	54,786,893	—	—
Information Technology	70,820,908	70,820,908	—	—
Materials	42,886,873	42,886,873	—	—
Telecommunications Services	3,523,350	3,523,350	—	—
Utilities	23,073,684	23,073,684	—	—
Collateral Held for Securities Loaned	32,397,507	32,397,507	—	—
Short-Term Investments	20,436,802	1,567,244	18,869,558	—

Total	$454,043,312	$435,173,754	$18,869,558	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$13,558	$40,253,507	$38,699,821	1,567,244	$1,567,244	$16,751
Thrivent Financial Securities Lending Trust	26,343,474	109,929,280	103,875,247	32,397,507	32,397,507	131,651
Total Value and Income Earned	26,357,032				33,964,751	148,402

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (97.8%)	Value
Consumer Discretionary (15.2%)
4,733	99 Cents Only Stores[a]	$64,274
5,500	Aaron’s, Inc.	164,010
9,700	Advance Auto Parts, Inc.	402,453
6,800	Aeropostale, Inc.[a]	233,036
20,980	American Eagle Outfitters, Inc.	297,286
4,000	American Greetings Corporation	46,720
5,850	AnnTaylor Stores Corporation[a]	46,683
3,770	Barnes & Noble, Inc.[b]	77,775
582	Blyth, Inc.	19,084
3,110	Bob Evans Farms, Inc.	89,381
11,720	BorgWarner, Inc.[b]	400,004
5,700	Boyd Gaming Corporation[a]	48,450
10,355	Brinker International, Inc.	176,346
4,160	Brink’s Home Security Holdings, Inc.[a]	117,770
6,560	Callaway Golf Company	33,259
7,500	Career Education Corporation[a]	186,675
22,400	CarMax, Inc.[a,b]	329,280
6,100	Cheesecake Factory, Inc.[a]	105,530
18,000	Chico’s FAS, Inc.[a]	175,140
3,300	Chipotle Mexican Grill, Inc.[a,b]	264,000
4,800	Coldwater Creek, Inc.[a]	29,088
6,500	Collective Brands, Inc.[a]	94,705
8,800	Corinthian Colleges, Inc.[a]	148,984
8,700	Dick’s Sporting Goods, Inc.[a,b]	149,640
9,260	Dollar Tree, Inc.[a]	389,846
7,800	DreamWorks Animation SKG, Inc.[a]	215,202
15,800	Foot Locker, Inc.	165,426
4,400	Fossil, Inc.[a]	105,952
14,020	Gentex Corporation	162,632
6,100	Guess ?, Inc.	157,258
9,500	Hanesbrands, Inc.[a]	142,595
3,900	Harte-Hanks, Inc.	36,075
2,870	International Speedway Corporation	73,501
3,200	ITT Educational Services, Inc.[a]	322,112
5,300	J. Crew Group, Inc.[a]	143,206
4,300	John Wiley and Sons, Inc.	142,975
7,700	Lamar Advertising Company[a,b]	117,579
3,500	Life Time Fitness, Inc.[a]	70,035
14,200	LKQ Corporation[a]	233,590
3,700	M.D.C. Holdings, Inc.	111,407
5,000	Marvel Entertainment, Inc.[a]	177,950
3,100	Matthews International Corporation	96,472
5,670	Mohawk Industries, Inc.[a,b]	202,306
4,200	Netflix, Inc.[a,b]	173,628
600	NVR, Inc.[a]	301,434
3,100	Panera Bread Company[a,b]	154,566
12,900	PetSmart, Inc.	276,834
5,200	Phillips-Van Heusen Corporation	149,188
4,200	Priceline.com, Inc.[a,b]	468,510
4,400	Regis Corporation	76,604
6,700	Rent-A-Center, Inc.[a]	119,461
13,160	Ross Stores, Inc.	507,976
4,400	Ryland Group, Inc.	73,920
14,450	Saks, Inc.[a,b]	64,013
2,610	Scholastic Corporation	51,652
6,600	Scientific Games Corporation[a]	104,082
26,000	Service Corporation International	142,480
6,820	Sotheby’s Holdings, Inc.	96,230
1,400	Strayer Education, Inc.	305,354
3,600	Thor Industries, Inc.	66,132
4,700	Timberland Company[a]	62,369
13,200	Toll Brothers, Inc.[a]	224,004
6,400	Tupperware Corporation	166,528
3,700	Under Armour, Inc.[a,b]	82,806
11,600	Urban Outfitters, Inc.[a]	242,092
4,700	Warnaco Group, Inc.[a]	152,280
42,514	Wendy’s/Arby’s Group, Inc.	170,056
8,780	Williams-Sonoma, Inc.[b]	104,219
4,800	WMS Industries, Inc.[a]	151,248

	Total Consumer Discretionary	11,253,358

Consumer Staples (3.9%)
8,700	Alberto-Culver Company	221,241
5,540	BJ’s Wholesale Club, Inc.[a]	178,554
7,110	Church & Dwight Company, Inc.	386,144
7,600	Corn Products International, Inc.	203,604
6,850	Energizer Holdings, Inc.[a]	357,844
8,000	Flowers Foods, Inc.	174,720
7,400	Hansen Natural Corporation[a]	228,068
2,040	Lancaster Colony Corporation	89,903
5,600	NBTY, Inc.[a]	157,472
5,810	PepsiAmericas, Inc.	155,766
5,800	Ralcorp Holdings, Inc.[a]	353,336
4,010	Ruddick Corporation	93,954
12,100	Smithfield Foods, Inc.[a]	169,037
2,726	Tootsie Roll Industries, Inc.[b]	61,853
2,540	Universal Corporation	84,100

	Total Consumer Staples	2,915,596

Energy (6.0%)
14,500	Arch Coal, Inc.	222,865
3,800	Bill Barrett Corporation[a]	104,348
8,500	Cimarex Energy Company	240,890
4,700	Comstock Resources, Inc.[a]	155,335
5,300	Encore Acquisition Company[a]	163,505
6,278	Exterran Holdings, Inc.[a]	100,699
11,200	Forest Oil Corporation[a]	167,104
10,600	Frontier Oil Corporation	138,966
10,000	Helix Energy Solutions Group, Inc.[a]	108,700
10,680	Helmerich & Payne, Inc.[b]	329,692
10,200	Mariner Energy, Inc.[a]	119,850
13,500	Newfield Exploration Company[a]	441,045
5,600	Oceaneering International, Inc.[a]	253,120
2,400	Overseas Shipholding Group, Inc.[b]	81,696
6,500	Patriot Coal Corporation[a,b]	41,470
15,600	Patterson-UTI Energy, Inc.	200,616
12,139	Plains Exploration & Production Company[a]	332,123
17,620	Pride International, Inc.[a]	441,557
11,500	Quicksilver Resources, Inc.[a]	106,835
12,600	Southern Union Company	231,714
7,900	Superior Energy Services, Inc.[a]	136,433
5,200	Tidewater, Inc.	222,924
4,800	Unit Corporation[a]	132,336

	Total Energy	4,473,823

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (97.8%)	Value
Financials (17.1%)
4,200	Affiliated Managers Group, Inc.[a]	$244,398
4,000	Alexandria Real Estate Equities, Inc.[b]	143,160
14,200	AMB Property Corporation	267,102
7,635	American Financial Group, Inc.	164,763
13,390	AmeriCredit Corporation[a,b]	181,434
14,500	Apollo Investment Corporation	87,000
9,800	Arthur J. Gallagher & Company	209,132
12,993	Associated Banc-Corp	162,412
8,270	Astoria Financial Corporation	70,957
7,400	BancorpSouth, Inc.	151,922
4,900	Bank of Hawaii Corporation	175,567
5,200	BRE Properties, Inc.	123,552
11,800	Brown & Brown, Inc.	235,174
6,300	Camden Property Trust	173,880
5,000	Cathay General Bancorp[b]	47,550
4,320	City National Corporation[b]	159,106
6,745	Commerce Bancshares, Inc.	214,693
5,800	Corporate Office Properties Trust	170,114
4,477	Cousins Properties, Inc.[b]	38,054
6,000	Cullen/Frost Bankers, Inc.	276,720
21,800	Duke Realty Corporation	191,186
11,900	Eaton Vance Corporation	318,325
3,700	Equity One, Inc.[b]	49,062
2,700	Essex Property Trust, Inc.	168,021
6,210	Everest Re Group, Ltd.	444,450
6,000	Federal Realty Investment Trust	309,120
23,505	Fidelity National Financial, Inc.	318,023
9,500	First American Corporation	246,145
14,800	First Niagara Financial Group, Inc.	169,016
8,341	FirstMerit Corporation	141,630
17,800	Fulton Financial Corporation	92,738
5,170	Hanover Insurance Group, Inc.	197,029
11,550	HCC Insurance Holdings, Inc.	277,315
7,100	Highwoods Properties, Inc.	158,827
3,960	Horace Mann Educators Corporation	39,481
9,600	Hospitality Properties Trust	114,144
5,200	International Bancshares Corporation[b]	53,612
12,500	Jefferies Group, Inc.[a]	266,625
4,200	Jones Lang LaSalle, Inc.	137,466
10,300	Liberty Property Trust	237,312
8,016	Macerich Company[b]	141,162
7,800	Mack-Cali Realty Corporation	177,840
3,600	Mercury General Corporation	120,348
10,400	Nationwide Health Properties, Inc.	267,696
35,111	New York Community Bancorp, Inc.[b]	375,336
10,900	NewAlliance Bancshares, Inc.	125,350
23,950	Old Republic International Corporation	235,908
8,400	Omega Healthcare Investors, Inc.	130,368
2,500	PacWest Bancorp	32,900
4,007	Potlatch Corporation	97,330
8,470	Protective Life Corporation	96,897
10,025	Raymond James Financial, Inc.[b]	172,530
8,008	Rayonier, Inc. REIT	291,091
10,600	Realty Income Corporation[b]	232,352
8,000	Regency Centers Corporation[b]	279,280
7,400	Reinsurance Group of America, Inc.	258,334
13,640	SEI Investments Company	246,066
7,600	SL Green Realty Corporation[b]	174,344
5,000	StanCorp Financial Group, Inc.	143,400
3,330	SVB Financial Group[a]	90,643
28,600	Synovus Financial Corporation	85,514
11,420	TCF Financial Corporation[b]	152,685
5,000	Trustmark Corporation	96,600
15,103	UDR, Inc.	156,014
5,000	Unitrin, Inc.	60,100
14,405	Valley National Bancorp[b]	168,538
14,175	W.R. Berkley Corporation	304,337
8,640	Waddell & Reed Financial, Inc.	227,837
8,927	Washington Federal, Inc.	116,051
5,330	Webster Financial Corporation	42,907
10,400	Weingarten Realty Investors[b]	150,904
2,920	Westamerica Bancorporation[b]	144,861
6,980	Wilmington Trust Corporation	95,347

	Total Financials	12,717,087

Health Care (12.2%)
7,200	Affymetrix, Inc.[a]	42,696
6,430	Beckman Coulter, Inc.	367,410
1,900	Bio-Rad Laboratories, Inc.[a]	143,412
6,900	Cerner Corporation[a,b]	429,801
6,800	Charles River Laboratories International, Inc.[a]	229,500
9,300	Community Health Systems, Inc.[a]	234,825
6,410	Covance, Inc.[a]	315,372
5,720	Edwards Lifesciences Corporation[a]	389,132
11,900	Endo Pharmaceutical Holdings, Inc.[a]	213,248
5,300	Gen-Probe, Inc.[a]	227,794
25,100	Health Management Associates, Inc.[a]	123,994
10,580	Health Net, Inc.[a]	164,519
9,100	Henry Schein, Inc.[a]	436,345
6,350	Hill-Rom Holdings, Inc.	102,997
26,100	Hologic, Inc.[a]	371,403
6,000	IDEXX Laboratories, Inc.[a,b]	277,200
7,200	Immucor, Inc.[a]	99,072
3,000	Kindred Healthcare, Inc.[a]	37,110
5,600	Kinetic Concepts, Inc.[a]	152,600
5,300	LifePoint Hospitals, Inc.[a]	139,125
6,920	Lincare Holdings, Inc.[a]	162,759
4,900	Masimo Corporation[a]	118,139
5,800	Medicis Pharmaceutical Corporation	94,656
10,620	Omnicare, Inc.	273,571
5,900	OSI Pharmaceuticals, Inc.[a]	166,557
4,200	Owens & Minor, Inc.	184,044
7,850	Perrigo Company	218,073
12,000	Pharmaceutical Product Development, Inc.	278,640
5,700	Psychiatric Solutions, Inc.[a]	129,618
7,700	ResMed, Inc.[a]	313,621
11,150	Sepracor, Inc.[a]	193,118
5,900	STERIS Corporation	153,872
3,800	Techne Corporation	242,478
4,040	Teleflex, Inc.	181,113

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (97.8%)	Value
Health Care (12.2%) - continued
5,700	Thoratec Corporation[a]	$152,646
2,400	United Therapeutics Corporation[a]	199,992
5,000	Universal Health Services, Inc.	244,250
8,310	Valeant Pharmaceuticals International[a,b]	213,733
2,900	Varian, Inc.[a]	114,347
8,600	VCA Antech, Inc.[a]	229,620
17,620	Vertex Pharmaceuticals, Inc.[a]	627,977
4,300	Wellcare Health Plans, Inc.[a]	79,507

	Total Health Care	9,069,886

Industrials (14.5%)
9,300	Aecom Technology Corporation[a]	297,600
9,330	AGCO Corporation[a]	271,223
12,200	AirTran Holdings, Inc.[a,b]	75,518
3,740	Alaska Air Group, Inc.[a]	68,292
4,160	Alexander & Baldwin, Inc.	97,510
3,300	Alliant Techsystems, Inc.[a]	271,788
10,870	AMETEK, Inc.	375,885
10,300	BE Aerospace, Inc.[a]	147,908
4,160	Brink’s Company	120,765
7,600	Bucyrus International, Inc.	217,056
6,240	Carlisle Companies, Inc.	150,010
2,100	Clean Harbors, Inc.[a]	113,379
4,730	Con-way, Inc.	167,016
6,400	Copart, Inc.[a]	221,888
3,500	Corporate Executive Board Company	72,660
12,200	Corrections Corporation of America[a]	207,278
4,800	Crane Company	107,088
5,200	Deluxe Corporation	66,612
7,800	Donaldson Company, Inc.	270,192
3,970	Dycom Industries, Inc.[a]	43,948
4,800	Federal Signal Corporation	36,720
5,200	FTI Consulting, Inc.[a]	263,744
4,920	GATX Corporation	126,542
6,100	Graco, Inc.	134,322
3,360	Granite Construction, Inc.	111,821
8,200	Harsco Corporation	232,060
5,490	Herman Miller, Inc.	84,217
4,530	HNI Corporation	81,812
5,730	Hubbell, Inc.	183,704
8,200	IDEX Corporation	201,474
8,340	JB Hunt Transport Services, Inc.	254,620
20,575	JetBlue Airways Corporation[a]	87,855
10,350	Joy Global, Inc.	369,702
9,300	Kansas City Southern, Inc.[a]	149,823
16,500	KBR, Inc.	304,260
2,820	Kelly Services, Inc.	30,879
7,440	Kennametal, Inc.	142,699
4,540	Korn/Ferry International[a]	48,306
5,300	Landstar System, Inc.	190,323
4,800	Lennox International, Inc.	154,272
4,300	Lincoln Electric Holdings, Inc.	154,972
7,970	Manpower, Inc.	337,450
3,000	Mine Safety Appliances Company	72,300
9,260	MPS Group, Inc.[a]	70,747
4,600	MSC Industrial Direct Company, Inc.	163,208
4,800	Navigant Consulting, Inc.[a]	62,016
3,390	Nordson Corporation	131,057
7,600	Oshkosh Corporation	110,504
9,960	Pentair, Inc.	255,175
4,148	Rollins, Inc.	71,802
9,100	Roper Industries, Inc.	412,321
8,500	Shaw Group, Inc.[a]	232,985
5,060	SPX Corporation	247,788
10,800	Terex Corporation[a,b]	130,356
5,400	Thomas & Betts Corporation[a]	155,682
8,600	Timken Company	146,888
8,095	Trinity Industries, Inc.	110,254
6,098	United Rentals, Inc.[a]	39,576
8,600	URS Corporation[a]	425,872
1,800	Valmont Industries, Inc.	129,744
4,900	Wabtec Corporation	157,633
8,100	Waste Connections, Inc.[a]	209,871
4,300	Watson Wyatt Worldwide, Inc.	161,379
4,400	Werner Enterprises, Inc.	79,728
5,600	Woodward Governor Company	110,880

	Total Industrials	10,732,959

Information Technology (14.6%)
39,300	3Com Corporation[a]	185,103
3,520	ACI Worldwide, Inc.[a]	49,139
6,890	Acxiom Corporation	60,839
9,800	ADC Telecommunications, Inc.[a]	78,008
5,580	ADTRAN, Inc.	119,803
1,600	Advent Software, Inc.[a,b]	52,464
6,100	Alliance Data Systems Corporation[a]	251,259
9,100	ANSYS, Inc.[a]	283,556
12,170	Arrow Electronics, Inc.[a]	258,491
45,620	Atmel Corporation[a]	170,163
15,220	Avnet, Inc.[a]	320,077
4,680	Avocent Corporation[a]	65,333
14,300	Broadridge Financial Solutions, Inc.	237,094
26,880	Cadence Design Systems, Inc.[a]	158,592
8,274	CommScope, Inc.[a]	217,275
9,000	Cree, Inc.[a,b]	264,510
6,730	Diebold, Inc.	177,403
3,800	Digital River, Inc.[a]	138,016
4,110	DST Systems, Inc.[a]	151,864
3,700	Equinix, Inc.[a]	269,138
8,100	F5 Networks, Inc.[a]	280,179
4,300	FactSet Research Systems, Inc.[b]	214,441
4,950	Fair Isaac Corporation	76,527
12,600	Fairchild Semiconductor International, Inc.[a]	88,074
6,000	Gartner, Inc.[a]	91,560
8,200	Global Payments, Inc.	307,172
8,500	Hewitt Associates, Inc.[a]	253,130
3,110	Imation Corporation	23,667
16,400	Ingram Micro, Inc.[a]	287,000
16,750	Integrated Device Technology, Inc.[a]	101,170
7,350	International Rectifier Corporation[a]	108,853
12,400	Intersil Corporation	155,868
4,100	Itron, Inc.[a]	225,787
8,560	Jack Henry & Associates, Inc.	177,620
12,800	Lam Research Corporation[a]	332,800
8,500	Lender Processing Services, Inc.	236,045

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (97.8%)	Value
Information Technology (14.6%) - continued
8,340	Macrovision Solutions Corporation[a]	$181,895
2,100	ManTech International Corporation[a]	90,384
9,370	Mentor Graphics Corporation[a]	51,254
9,100	Metavante Technologies, Inc.[a]	235,326
3,400	Mettler-Toledo International, Inc.[a]	262,310
8,200	MICROS Systems, Inc.[a]	207,624
5,675	National Instruments Corporation	128,028
16,100	NCR Corporation[a]	190,463
7,500	NeuStar, Inc.[a]	166,200
13,600	Palm, Inc.[a,b]	225,352
11,800	Parametric Technology Corporation[a]	137,942
4,940	Plantronics, Inc.	93,415
8,520	Polycom, Inc.[a]	172,700
26,740	RF Micro Devices, Inc.[a]	100,542
20,600	SAIC, Inc.[a]	382,130
6,190	Semtech Corporation[a]	98,483
4,600	Silicon Laboratories, Inc.[a]	174,524
4,300	SRA International, Inc.[a]	75,508
8,380	Sybase, Inc.[a]	262,629
14,580	Synopsys, Inc.[a]	284,456
5,080	Tech Data Corporation[a]	166,167
12,100	Trimble Navigation, Ltd.[a]	237,523
8,800	ValueClick, Inc.[a]	92,576
19,020	Vishay Intertechnology, Inc.[a]	129,146
6,950	Wind River Systems, Inc.[a]	79,647
6,200	Zebra Technologies Corporation[a]	146,692

	Total Information Technology	10,840,936

Materials (7.1%)
8,290	Airgas, Inc.	335,994
9,320	Albemarle Corporation	238,312
6,900	AptarGroup, Inc.	233,013
6,700	Ashland, Inc.	187,935
6,690	Cabot Corporation	84,160
4,500	Carpenter Technology Corporation	93,645
13,100	Cliffs Natural Resources, Inc.	320,557
11,400	Commercial Metals Company	182,742
4,760	Cytec Industries, Inc.	88,631
7,400	FMC Corporation	350,020
3,500	Greif, Inc.	154,770
9,300	Louisiana-Pacific Corporation[a]	31,806
6,860	Lubrizol Corporation	324,547
4,520	Martin Marietta Materials, Inc.[b]	356,538
1,880	Minerals Technologies, Inc.	67,717
7,900	Olin Corporation	93,931
10,400	Packaging Corporation of America	168,480
6,500	Reliance Steel & Aluminum Company	249,535
13,100	RPM International, Inc.	183,924
4,500	Scotts Miracle-Gro Company	157,725
4,930	Sensient Technologies Corporation	111,270
10,180	Sonoco Products Company	243,811
18,900	Steel Dynamics, Inc.	278,397
10,800	Temple-Inland, Inc.	141,696
10,100	Terra Industries, Inc.	244,622
10,160	Valspar Corporation	228,905
6,100	Worthington Industries, Inc.	78,019

	Total Materials	5,230,702

Telecommunications Services (0.6%)
21,810	Cincinnati Bell, Inc.[a]	61,940
5,300	Syniverse Holdings, Inc.[a]	84,959
10,220	Telephone and Data Systems, Inc.	289,226

	Total Telecommunications Services	436,125

Utilities (6.6%)
7,780	AGL Resources, Inc.	247,404
11,200	Alliant Energy Corporation	292,656
13,766	Aqua America, Inc.[b]	246,411
3,900	Black Hills Corporation	89,661
6,100	Cleco Corporation	136,762
11,830	DPL, Inc.	274,101
7,300	Energen Corporation	291,270
13,163	Great Plains Energy, Inc.	204,685
9,180	Hawaiian Electric Industries, Inc.	174,971
4,730	IDACORP, Inc.	123,642
18,725	MDU Resources Group, Inc.	355,213
8,100	National Fuel Gas Company	292,248
10,840	NSTAR	348,073
23,800	NV Energy, Inc.	256,802
9,590	OGE Energy Corporation	271,589
10,700	ONEOK, Inc.	315,543
8,775	PNM Resources, Inc.	93,980
11,000	UGI Corporation	280,390
8,190	Vectren Corporation	191,892
11,020	Westar Energy, Inc.	206,845
5,110	WGL Holdings, Inc.	163,622

	Total Utilities	4,857,760

	Total Common Stock (cost $83,544,138)	72,528,232

	Collateral Held for Securities Loaned (10.4%)
7,690,716	Thrivent Financial Securities Lending Trust	7,690,716

	Total Collateral Held for Securities Loaned (cost $7,690,716)	7,690,716

Shares or Principal Amount	Short-Term Investments (1.4%)[c]
	Federal Home Loan Mortgage Corporation Discount Notes
300,000	0.200%, 9/21/2009[d]	299,865

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares or Principal Amount	Short-Term Investments (1.4%)[c]	Value
769,853	Thrivent Money Market Portfolio	769,853

	Total Short-Term Investments (at amortized cost)	1,069,718

	Total Investments (cost $92,304,572) 109.6%	$81,288,666

	Other Assets and Liabilities, Net (9.6%)	(7,143,437)

	Total Net Assets 100.0%	$74,145,229

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	At June 30, 2009, $299,865 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$9,724,777
Gross unrealized depreciation	(20,740,683)

Net unrealized appreciation (depreciation)	$(11,015,906)

Cost for federal income tax purposes	$92,304,572

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Mid Cap Index Portfolio's assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	11,253,358	11,253,358	—	—
Consumer Staples	2,915,596	2,915,596	—	—
Energy	4,473,823	4,473,823	—	—
Financials	12,717,087	12,717,087	—	—
Health Care	9,069,886	9,069,886	—	—
Industrials	10,732,959	10,732,959	—	—
Information Technology	10,840,936	10,840,936	—	—
Materials	5,230,702	5,230,702	—	—
Telecommunications Services	436,125	436,125	—	—
Utilities	4,857,760	4,857,760	—	—
Collateral Held for Securities Loaned	7,690,716	7,690,716	—	—
Short-Term Investments	1,069,718	769,853	299,865	—

Total	$81,288,666	$80,988,801	$299,865	$—

Other Financial Instruments*	($26,934)	($26,934)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 400 Index Mini-Futures	16	September 2009	$949,654	$922,720	($26,934)
Total Futures Contracts					($26,934)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$26,934
Total Equity Contracts		26,934

Total Liability Derivatives		$26,934

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	180,921
Total Equity Contracts		180,921

Total		$180,921

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Equity Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(79,513)
Total Equity Contracts		(79,513)

Total		($79,513)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$1,291,295	$7,655,276	$8,176,718	769,853	$769,853	$3,436
Thrivent Financial Securities Lending Trust	9,562,918	20,932,859	22,805,061	7,690,716	7,690,716	50,255
Total Value and Income Earned	10,854,213				8,460,569	53,691

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (82.3%)	Value[a]
Australia (2.4%)
78,484	Ausenco Limited	$255,038
29,555	BHP Billiton, Ltd.	809,687
13,910	CSL, Ltd.	359,659
30,705	Foster’s Group, Ltd.	127,222
21,701	JB Hi-Fi, Ltd.	268,080
38,939	Monadelphous Group, Ltd.	372,675
12,592	Newcrest Mining, Ltd.	307,765
6,951	Rio Tinto, Ltd.	290,352
33,196	United Group, Ltd.	276,024
12,010	Westpac Banking Corporation	195,398
17,827	Woolworths, Ltd.	378,216

	Total Australia	3,640,116

Austria (0.3%)
5,774	Andritz AG	243,492
7,207	Intercell AGb	247,721

	Total Austria	491,213

Belgium (0.8%)
11,069	Anheuser-Busch InBev NV	401,375
771	Colruyt SA	176,144
6,133	EVS Broadcast Equipment SA	310,577
1,874	Group Bruxelles Lambert SA	137,380
1,538	Solvay SA	130,115

	Total Belgium	1,155,591

Bermuda (0.2%)
3,183	ACE, Ltd.	140,784
144,000	Noble Group, Ltd.	179,473

	Total Bermuda	320,257

Brazil (2.6%)
49,000	Banco Bradesco SA ADR	723,730
42,100	Lojas Renner SA	466,226
21,000	Petroleo Brasileiro SA ADR	700,560
12,500	Souza Cruz SA	358,063
15,000	Ultrapar Participacoes SA	474,450
25,700	Vale SA SP ADR	453,091
51,000	Vale SA SP PREF ADR	782,850

	Total Brazil	3,958,970

Canada (3.4%)
20,700	Bank of Montreal	872,347
11,100	Barrick Gold Corporation	373,595
7,600	Canadian National Railway Company	326,489
8,100	Canadian Natural Resources, Ltd.	426,100
2,800	Canadian Utilities, Ltd.	91,351
8,524	Enbridge, Inc.	295,761
10,500	EnCana Corporation	520,576
3,300	First Quantum Minerals, Ltd.	159,581
17,797	Groupe Aeroplan, Inc.	126,225
4,900	Husky Energy, Inc.	137,033
14,200	IAMGOLD Corporation	143,807
2,800	Inmet Mining Corporation	102,713
3,400	Metro, Inc.	111,132
3,200	National Bank of Canada	147,868
1,300	Potash Corporation of Saskatchewan, Inc.	121,249
6,100	Research In Motion, Ltd.[b]	433,587
6,100	Royal Bank of Canada	249,464
15,800	Sino-Forest Corporation[b]	168,432
6,300	Suncor Energy, Inc.	191,567
10,400	Talisman Energy, Inc.	149,402
10,000	Viterra, Inc.[b]	86,829

	Total Canada	5,235,108

Cayman Islands (0.5%)
349,000	Asia Cement China Holdings Corporation	253,776
336,000	Xinyi Glass Holdings Company, Ltd.	288,163
513,575	Xtep International Holdings, Ltd.	255,419

	Total Cayman Islands	797,358

Chile (0.3%)
9,700	Banco Santander Chile SA ADR	452,893

	Total Chile	452,893

China (1.1%)
2,177,700	Bank of China, Ltd.	1,031,205
610,000	PetroChina Company, Ltd.	674,077

	Total China	1,705,282

Denmark (0.5%)
26,988	DSV A/Sb	334,740
8,322	Novo Nordisk AS	453,255

	Total Denmark	787,995

Finland (0.2%)
5,134	Kone Oyj	157,660
10,125	Nokia Oyj	148,308

	Total Finland	305,968

France (5.6%)
4,478	Alstom	265,900
43,600	Axa SA	825,250
3,286	BNP Paribas SA	214,298
8,252	Bourbon SA	325,086
2,185	Bureau Veritas SA	107,627
21,800	Cap Gemini SA	806,841
1,225	CNP Assurances	117,213
22,642	Compagnie de Saint-Gobain	761,884
6,405	Euler Hermes SA	392,166
5,440	Eutelsat Communications[b]	140,810
1,383	Hermes International	192,562
1,348	Neopost SA	121,388
8,009	Orpea[b]	354,105
2,397	Sanofi-Aventis	141,644
11,200	Schneider Electric SA	857,264
3,162	Sodexo	162,812
5,117	Teleperformance	156,196
11,236	Total SA	609,025
16,370	UBISOFT Entertainment SAb	400,388
994	Unibail-Rodamco	148,623
5,546	Vinci SA	250,269
50,367	Vivendi Universal SA	1,209,055

	Total France	8,560,406

Germany (2.4%)
9,100	Adidas AG	346,792
21,529	Aixtron AG	265,542
5,137	BASF SE	204,676

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (82.3%)	Value[a]
Germany (2.4%) - continued
2,776	Bayer AG	$149,189
2,261	Bilfinger Berger AG	105,254
4,981	Centrotherm Photovoltaics AGb	216,152
3,480	E.ON AG	123,538
3,305	Hannover Rueckversicherung AGb	122,183
2,158	Hochtief AG	108,979
3,392	MTU Aero Engines Holding AG	123,949
7,804	Rheinmetall AG	339,073
12,003	Rhoen-Klinikum AG	265,354
2,073	RWE AG	163,483
5,093	SAP AG	205,350
12,300	Siemens AG	850,613
928	Vossloh AG	111,621

	Total Germany	3,701,748

Greece (0.4%)
4,038	Greek Organization of Football Prognostics SA	107,678
32,474	Jumbo SA	318,007
6,291	Public Power Corporation SAb	129,813

	Total Greece	555,498

Hong Kong (3.2%)
76,000	China Mobile, Ltd.	760,937
227,000	Golden Eagle Retail Group, Ltd.	263,035
125,000	Hang Lung Group, Ltd.	584,918
11,300	Hang Seng Bank, Ltd.	158,156
15,800	Hong Kong Exchanges and Clearing, Ltd.	244,211
18,500	HongKong Electric Holdings	102,769
103,900	Hutchison Whampoa, Ltd.	675,879
650,800	New World Development Company, Ltd.	1,171,451
33,000	Swire Pacific, Ltd., Class A	331,249
145,000	Swire Pacific, Ltd., Class B	276,600
476,000	Techtronic Industries Company	327,920

	Total Hong Kong	4,897,125

Hungary (0.5%)
4,200	Richter Gedeon Nyrt	755,407

	Total Hungary	755,407

India (1.8%)
6,000	Bharti Airtel, Ltd.[b]	100,298
8,600	GlaxoSmithKline Pharmaceuticals, Ltd.	214,909
8,000	Grasim Industries, Ltd.	386,080
12,000	Hero Honda Motors, Ltd.	349,900
15,826	Hindustan Unilever, Ltd.	88,083
13,500	Housing Development Finance Corporation[b]	658,987
10,400	ICICI Bank, Ltd. ADR	306,800
16,504	Infosys Technologies, Ltd. ADR	607,018

	Total India	2,712,075

Indonesia (0.4%)
250,000	PT Astra International Tbk	580,455

	Total Indonesia	580,455

Ireland (0.4%)
10,170	CRH plc	233,759
14,689	Paddy Power plc	342,193

	Total Ireland	575,952

Israel (0.5%)
13,000	Check Point Software Technologies, Ltd.[b]	305,110
9,500	Teva Pharmaceutical Industries, Ltd. ADR	468,730

	Total Israel	773,840

Italy (2.9%)
10,553	Atlantia SPA	213,756
25,064	Autogrill SPA	211,803
34,504	Azimut Holding SPA	327,865
43,681	Davide Campari - Milano SPA	350,361
98,498	Enel SPA	480,869
53,950	Eni SPA	1,279,587
73,082	Finmeccanica SPA	1,030,643
17,707	Italcementi SPA	104,280
6,036	Lottomatica SPA	116,555
11,700	Saipem SPA	285,862

	Total Italy	4,401,581

Japan (13.7%)
5,400	Aisin Seiki Company, Ltd.	116,658
18,000	Asahi Glass Company, Ltd.	144,180
4,200	Astellas Pharmaceutical, Inc.	148,311
34,300	Bridgestone Corporation	537,291
7,300	Canon, Inc.	238,447
7,100	Chugai Pharmaceutical Company, Ltd.	135,105
11,000	COMSYS Holdings Corporation	121,363
23,600	Credit Saison Company, Ltd.	299,359
31,500	Daifuku Company, Ltd.	224,336
28,500	Daiichi Sankyo Company, Ltd.	508,709
13,077	Daiseki Company, Ltd.	287,534
22,300	Daito Trust Construction Company, Ltd.	1,051,498
32,000	Daiwa Securities Group, Inc.	190,150
5,100	Denso Corporation	130,727
5,500	East Japan Railway Company	331,132
18,300	Exedy Corporation	360,387
1,994	Fast Retailing Company, Ltd.	259,867
34,000	Fujitsu, Ltd.	184,696
36,000	Furukawa Electric Company, Ltd.	161,952
3,800	Hisamitsu Pharmaceutical Company, Inc.	118,060
25,711	Hitachi Transport System, Ltd.	298,566
12,800	Honda Motor Company, Ltd.	352,139
13,000	Horiba, Ltd.	312,428
5,300	IBIDEN Company, Ltd.	148,611
1,400	Idemitsu Kosan Company, Ltd.	119,942
23,000	ITOCHU Corporation	159,602
184	Jupiter Telecommunications Company, Ltd.	139,569
95	Kakaku.com, Inc.	360,080
13,000	Kirin Holdings Company, Ltd.	181,370
81,000	Kobe Steel, Ltd.	150,855
1,500	Kyocera Corporation	112,611
3,800	Lawson, Inc.	167,261
28,128	Megane TOP Company, Ltd.	430,144
19,000	Mitsubishi Estate Company, Ltd.	315,432

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (82.3%)	Value[a]
Japan (13.7%) - continued
42,000	Mitsubishi Materials Corporation	$130,762
104,700	Mitsubishi UFJ Financial Group, Inc.	646,501
17,000	Mitsui O.S.K. Lines, Ltd.	109,860
36,700	Mitsui Sumitomo Insurance Group Holdings, Inc.	960,100
32,000	Nabtesco Corporation	315,601
52,000	NEC Corporation[b]	203,402
8,300	Nichi-iko Pharmaceutical Company, Ltd.	259,190
19,040	Nifco, Inc.	294,948
1,200	Nintendo Company, Ltd.	332,106
13	Nippon Building Fund, Inc.	111,124
14,000	Nippon Electric Glass Company, Ltd.	156,513
29,000	Nissan Motor Company, Ltd.	175,998
1,800	Nitori Company, Ltd.	127,468
8,400	Pigeon Corporation	267,712
223	Rakuten, Inc.	134,375
4,400	Santen Pharmaceutical Comany, Ltd.	134,042
35	Seven Bank, Ltd.	91,783
34,000	Shimadzu Corporation	271,672
15,100	Shin-Etsu Chemical Company, Ltd.	700,322
18,300	Softbank Corporation	356,501
16,100	Sony Corporation	420,033
52	Sony Financial Holdings, Inc.	143,373
99,400	Sumitomo Corporation	1,010,371
12,300	Sumitomo Electric Industries, Ltd.	137,905
4,400	Sumitomo Mitsui Financial Group, Inc.	178,047
183,200	Sumitomo Trust and Banking Company, Ltd.	983,029
36,000	Suruga Bank, Ltd.	344,429
7,800	Suzuki Motor Corporation	174,898
63,000	Taiheiyo Cement Corporation	107,961
16,200	Takeda Pharmaceutical Company, Ltd.	629,855
7,300	Tokai Rika Company, Ltd.	116,130
12,300	Tokio Marine Holdings, Inc.	337,716
5,100	Tokyo Electric Power Company, Inc.	131,128
28,000	Toshiba Plant Systems & Services Corporation	317,459
6,000	Toyo Suisan Kaisha, Ltd.	123,620
16,600	Toyota Motor Corporation	627,768
8,700	Tsumura & Company	271,488
58,000	Ube Industries, Ltd.	161,857
10,466	Unicharm Petcare Corporation	312,370
23,000	Yokohama Rubber Company, Ltd.	113,791

	Total Japan	21,221,580

Luxembourg (0.4%)
8,853	SES Global SA	169,294
16,000	Tenaris SA ADR	432,640

	Total Luxembourg	601,934

Malaysia (0.4%)
120,000	Bumiputra-Commerce Holdings Berhad	308,088
135,000	Public Bank Berhad	345,193

	Total Malaysia	653,281

Mexico (1.2%)
172,000	Consorcio ARA SAB de CVb	74,843
19,500	Fomento Economico Mexicano SAB de CV ADR	628,679
7,500	Grupo Aeroportuario del Sureste SAB de CV ADR	292,500
228,500	Grupo Financiero Banorte SA de CV ADR	553,538
163,000	Organizacion Soriana SAB de CVb	365,158

	Total Mexico	1,914,718

Netherlands (1.6%)
4,200	Akzo Nobel NV	185,660
3,982	Arcelor Mittal	131,783
17,487	Imtech NV	340,965
42,800	ING Groep NV	433,626
29,199	Koninklijke (Royal) Ahold NV	336,632
2,551	Koninklijke Vopak NVb	127,799
14,412	Qiagen NVb	267,653
15,445	Ten Cate NV	374,540
11,259	Unilever NV	272,323

	Total Netherlands	2,470,981

Norway (1.3%)
17,400	DnB NOR ASA[b]	132,952
130,300	Norsk Hydro ASA[b]	671,377
51,600	StatoilHydro ASA	1,019,255
9,000	Tandberg ASA	151,863

	Total Norway	1,975,447

Papua New Guinea (0.1%)
47,368	Lihir Gold, Ltd.[b]	110,893

	Total Papua New Guinea	110,893

Philippines (0.3%)
1,800,000	Ayala Land, Inc.	302,168
210,000	Bank of the Philippine Islands	182,424

	Total Philippines	484,592

Russia (0.3%)
11,226	LUKOIL ADR	499,399

	Total Russia	499,399

Singapore (3.2%)
493,880	Golden Agri-Resources, Ltd.	128,721
83,959	Golden Agri-Resources, Ltd. Rights[a,b]	11,449
119,900	Keppel Corporation, Ltd.	568,333
526,000	Midas Holding, Ltd.	283,228
260,000	Olam International, Ltd.	433,567
70,000	Oversea-Chinese Banking Corporation	321,380
308,000	Parkway Holdings, Ltd.	353,230
841,992	Raffles Education Corporation, Ltd.	318,334
190,000	SembCorp Marine, Ltd.	350,196
75,900	Singapore Airlines, Ltd.	694,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (82.3%)	Value[a]
Singapore (3.2%) - continued
563,800	Singapore Telecommunications, Ltd.	$1,163,178
13,000	United Overseas Bank, Ltd.	131,179
33,000	Wilmar International, Ltd.	113,821

	Total Singapore	4,871,491

South Africa (0.7%)
68,000	Massmart Holdings, Ltd.	705,665
86,000	Truworths International, Ltd.	412,744

	Total South Africa	1,118,409

South Korea (1.8%)
12,181	Busan Bank	83,100
12,500	KB Financial Group, Inc.[b]	416,735
1,734	MegaStudy Company, Ltd.	311,571
3,200	Samsung Electronics Company, Ltd.	975,722
1,100	Shinsegae Company, Ltd.	434,692
4,323	SODIFF Advanced Materials Company, Ltd.	285,080
3,885	Taewoong Company, Ltd.	272,586

	Total South Korea	2,779,486

Spain (3.0%)
53,732	Banco Bilbao Vizcaya Argentaria SA	676,595
9,224	Banco Santander Central Hispano SA	111,506
6,164	Grifols SA	109,347
116,095	Iberdrola SA	946,741
4,597	Indra Sistemas SA	99,776
30,291	Laboratorios Almirall SA	337,191
103,606	Telefonica SA	2,352,953

	Total Spain	4,634,109

Sweden (1.3%)
10,952	Elekta AB	160,908
3,018	Hennes & Mauritz AB	150,701
36,564	Hexagon AB	330,377
34,542	Loomis AB	343,807
14,891	SSAB Svenskt Stal AB	160,778
86,422	Telefonaktiebolaget LM Ericsson	851,374

	Total Sweden	1,997,945

Switzerland (6.4%)
7,117	ABB, Ltd.[b]	112,377
3,432	Actelion, Ltd.[b]	179,877
22,300	Adecco SA	932,034
1,321	Baloise Holding AG	98,229
13,000	Credit Suisse Group	595,580
287	Galenica AG	84,728
1,787	Geberit AG	220,165
1,472	Givaudan SA	903,543
7,590	Holcim, Ltd.[b]	432,110
64,415	Nestle SA	2,432,096
54,366	Novartis AG	2,212,986
7,312	Roche Holding AG	996,230
304	Sika Finanz AG Bearer	338,493
1,624	Transocean, Ltd.[b]	120,647
1,031	Zurich Financial Services AG	182,224

	Total Switzerland	9,841,319

Taiwan (0.9%)
158,000	Taiwan Mobile Company, Ltd.	269,296
382,962	Taiwan Semiconductor Manufacturing Company, Ltd.	628,517
53,431	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	502,786

	Total Taiwan	1,400,599

Thailand (1.1%)
110,000	PTT Exploration & Production pcl	435,923
48,300	PTT pcl	330,371
62,600	PTT pcl[c]	429,950
115,000	Siam Cement Public Company, Ltd.	542,084

	Total Thailand	1,738,328

Turkey (0.7%)
154,000	Akbank TAS	682,445
11,000	BIM Birlesik Magazalar AS	383,781

	Total Turkey	1,066,226

United Kingdom (13.4%)
238,433	Aegis Group plc	362,632
14,884	Aggreko plc	127,214
6,153	Anglo American plc	179,916
15,500	AstraZeneca plc	683,466
6,374	Autonomy Corporation plc[b]	151,037
55,715	Babcock International Group plc	442,027
57,662	BAE Systems plc	322,226
30,175	Barclays plc	140,231
40,451	BG Group plc	681,211
15,557	BHP Billiton plc	350,649
107,100	BP Amoco plc	846,316
22,561	British American Tobacco plc	622,807
97,000	British Sky Broadcasting Group plc	728,186
13,630	Capita Group plc	160,714
3,159	Chemring Group plc	112,955
55,145	Cobham plc	157,070
33,025	Compass Group plc	186,424
46,798	Connaught plc	289,481
33,551	Croda International plc	295,219
30,463	Dignity plc	301,984
26,150	Experian plc	196,112
43,372	GAME GROUP plc	117,685
93,137	GlaxoSmithKline plc	1,645,176
54,063	Group 4 Securicor plc	186,214
36,746	Halma plc	120,600
56,603	IG Group Holdings plc	261,260
16,170	Imperial Tobacco Group plc	420,886
6,936	Intertek Group plc	119,307
336,713	Kingfisher plc	987,868
32,441	Marks and Spencer Group plc	163,593
58,148	Micro Focus International plc	359,096
39,181	National Grid plc	353,570
94,200	Pearson plc	948,664
57,797	Persimmon plc	333,574
42,955	Qinetiq Group plc	101,614
9,239	Reckitt Benckiser Group plc	421,946
5,877	Rio Tinto plc	203,539
28,995	Rotork plc	395,549
5,989	Royal Dutch Shell plc	150,782

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (82.3%)	Value[a]
United Kingdom (13.4%) - continued
58,551	RSA Insurance Group plc	$116,264
4,439	SABMiller plc	90,639
40,051	Sage Group plc	117,682
187,332	SIG plc	303,867
51,456	Standard Chartered plc	967,573
89,332	Tesco plc	521,706
12,737	Ultra Electronics Holdings	228,866
48,845	Unilever plc	1,148,011
15,161	United Utilities Group plc	124,326
597,300	Vodafone Group plc	1,161,679
50,734	William Morrison Supermarkets plc	198,161
113,300	WPP plc	753,469
29,878	Xstrata plc	324,735

	Total United Kingdom	20,685,778

United States (0.1%)
4,179	iShares MSCI EAFE Index Fund	191,440

	Total United States	191,440

	Total Common Stock (cost $129,929,510)	126,622,793

Principal Amount	Long-Term Fixed Income (8.0%)
Argentina (0.5%)
	Argentina Bonos
$120,000	1.683%, 08/03/09[d]	15,132
780,000	1.683%, 08/03/09[d]	189,150
910,000	7.000%, 10/03/15	453,635
	Republic of Argentina International Bond
660,000	2.500%, 03/31/19[e]	177,210

	Total Argentina	835,127

Bermuda (0.2%)
	Digicel Group, Ltd.
100,000	8.875%, 01/15/15	83,000
	Qtel International Finance, Ltd.
180,000	7.875%, 06/10/19f	183,128

	Total Bermuda	266,128

Brazil (0.9%)
	Brazilian Government International Bond
100,000	5.875%, 01/15/19	100,900
	Federative Republic of Brazil International Bond
880,000	6.000%, 01/17/17	903,320
150,000	8.250%, 01/20/34 .	178,125
	Independencia International, Ltd
170,000	9.875%, 05/15/15[g,h]	20,400
	Telemar Norte Leste SA
100,000	9.500%, 04/23/19[f]	108,875

	Total Brazil	1,311,620

Chile (0.1%)
	Empresa Nacional del Petroleo
100,000	6.250%, 07/08/19	99,144

	Total Chile	99,144

Colombia (0.2%)
	Colombia Government International Bond
100,000	7.375%, 03/18/19	106,750
210,000	7.375%, 09/18/37	214,200

	Total Colombia	320,950

Dominican Republic (<0.1%)
	Dominican Republic International Bond
65,579	9.040%, 01/23/18	57,053

	Total Dominican Republic	57,053

Indonesia (0.9%)
	Republic of Indonesia Government International Bond
1,060,000	11.625%, 03/04/19	1,341,930
100,000	6.625%, 02/17/37	80,936

	Total Indonesia	1,422,866

Ireland (0.1%)
	VIP Finance Ireland, Ltd.
100,000	9.125%, 04/30/18[f]	84,750
130,000	9.125%, 04/30/18	111,963

	Total Ireland	196,713

Kazakhstan (0.1%)
	KazMunaiGaz Finance Sub BV
100,000	8.375%, 07/02/13[f]	92,250

	Total Kazakhstan	92,250

Lebanon (0.1%)
	Lebanon Government International Bond
195,500	4.000%, 12/31/17	166,908

	Total Lebanon	166,908

Malaysia (0.2%)
	Malaysia Government International Bond
330,000	7.500%, 07/15/11	360,864

	Total Malaysia	360,864

Mexico (0.6%)
	Mexico Government International Bond
170,000	5.950%, 03/19/19	171,700
180,000	7.500%, 04/08/33	197,550
80,000	6.750%, 09/27/34	80,680
	Pemex Project Funding Master Trust
130,000	5.750%, 03/01/18	119,600
	Petroleos Mexicanos
240,000	8.000%, 05/03/19	259,956
	United Mexican States
110,000	6.050%, 01/11/40	99,935

	Total Mexico	929,421

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (8.0%)	Value[a]
Netherlands (<0.1%)
	TuranAlem Finance BV
$ 140,000	8.000%, 03/24/14	$30,800

	Total Netherlands	30,800

Panama (0.1%)
	Panama Government International Bond
20,000	9.375%, 04/01/29	25,100
150,000	6.700%, 01/26/36	145,500

	Total Panama	170,600

Peru (0.4%)
	Peruvian Government International Bond
150,000	6.550%, 03/14/37	145,500
	Republic of Peru International Bond
370,000	7.125%, 03/30/19	394,975

	Total Peru	540,475

Philippines (0.5%)
	Republic of the Philippines Government International Bond
100,000	8.375%, 06/17/19	115,000
530,000	10.625%, 03/16/25	691,650
60,000	9.500%, 02/02/30	73,200

	Total Philippines	879,850

Qatar (0.1%)
	Qatar Government International Bond
100,000	6.550%, 04/09/19	102,375

	Total Qatar	102,375

Russia (0.8%)
	Russian Federation International Bond
1,209,600	7.500%, 03/31/30	1,190,851

	Total Russia	1,190,851

Serbia And Montenegro (<0.1%)
	Republic of Serbia International Bond
50,000	3.750%, 11/01/09[e]	43,625

	Total Serbia And Montenegro	43,625

South Africa (0.1%)
	Republic of South Africa International Bond
120,000	6.875%, 05/27/19	123,300
110,000	5.875%, 05/30/22	101,750

	Total South Africa	225,050

Turkey (1.0%)
	Republic of Turkey International Bond
700,000	16.000%, 03/07/12	489,064
420,000	6.750%, 04/03/18	416,065
70,000	7.000%, 03/11/19	70,623
310,000	7.500%, 11/07/19	320,850
190,000	7.250%, 03/05/38	181,925

	Total Turkey	1,478,527

Ukraine (0.3%)
	Ukraine Government International Bond
100,000	6.875%, 03/04/11	85,000
100,000	7.650%, 06/11/13	76,500
250,000	6.750%, 11/14/17	171,250
100,000	6.750%, 11/14/17[f]	68,500

	Total Ukraine	401,250

Uruguay (0.3%)
	Uruguay Government International Bond
20,000	8.000%, 11/18/22	20,900
428,000	7.625%, 03/21/36	411,950

	Total Uruguay	432,850

Venezuela (0.5%)
	Petroleos de Venezuela SA
460,000	5.375%, 04/12/27	181,700
	Venezuela Government International Bond
360,000	6.000%, 12/09/20	180,900
130,000	9.000%, 05/07/23	79,560
290,000	7.650%, 04/21/25	155,150
120,000	9.250%, 09/15/27	81,600
70,000	7.000%, 03/31/38	34,125

	Total Venezuela	713,035

	Total Long-Term Fixed Income (cost $11,969,263)	12,268,332

Shares or Principal Amount	Short-Term Investments (9.7%)[i]
	Federal Home Loan Mortgage Corporation Discount Notes
1,050,000	0.212%, 09/21/09[j]	1,049,498
13,918,598	Thrivent Money Market Portfolio	13,918,598

	Total Short-Term Investments (at amortized cost)	14,968,096

	Total Investments (cost $156,986,896) 100.1%	$153,995,237

	Other Assets and Liabilities, Net (0.1%)	(81,599)

	Total Net Assets 100.0%	$153,913,638

a	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
b	Non-income producing security.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

e	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2009, the value of these investments was $537,503 or 0.3% of total net assets.
g	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Worldwide Allocation Portfolio owned as of June 30, 2009.

Security	Acquisition Date	Cost
Independencia International, Ltd.	5/8/2008	$93,983

h	In bankruptcy.
i	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
j	At June 30, 2009, $1,049,498 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$8,830,372
Gross unrealized depreciation	(11,822,031)

Net unrealized appreciation (depreciation)	$(2,991,659)

Cost for federal income tax purposes	$156,986,896

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Partner Worldwide Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	100,298	—	100,298	—
Consumer Discretionary	16,515,257	126,225	16,389,032	—
Consumer Staples	13,347,361	826,640	12,509,272	11,449
Energy	10,158,970	3,878,686	6,280,284	—
Financials	21,728,394	3,085,326	18,643,068	—
Health Care	12,875,635	468,730	12,406,905	—
Industrials	21,157,206	618,989	20,538,217	—
Information Technology	9,588,586	1,414,914	8,173,672	—
Materials	12,677,190	2,508,857	10,168,333	—
Telecommunications Services	6,262,993	433,587	5,829,406	—
Utilities	2,210,903	91,351	2,119,552	—
Long-Term Fixed Income
Asset-Backed Securities	20,900	—	20,900	—
Communications Services	571,716	—	571,716	—
Consumer Non-Cyclical	20,400	—	20,400	—
Energy	633,050	—	633,050	—
Financials	30,800	—	30,800	—
Foreign	4,073,876	—	4,073,876	—
Foreign Government	6,917,590	—	6,917,590	—
Short-Term Investments	14,968,096	13,918,598	1,049,498	—

Total	$153,995,237	$27,371,903	$126,611,885	$11,449

Other Financial Instruments*	($41,080)	($41,080)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Partner Worldwide Allocation Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value June 30, 2009
Common Stock
Consumer Staples	—	—	—	—	11,449	—	11,449
Transportation	304,477	—	—	(57,392)	84,047	(331,132)	—

Total	$304,477	$—	$—	($57,392)	$95,496	($331,132)	$11,449

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI Eafe Index Futures	136	September 2009	$8,922,906	$8,859,720	($63,186)
Total Futures Contracts					($63,186)

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Australian Dollar	183,960	7/1/2009 - 7/6/2009	$148,823	$148,236	($587)
Brazilian Real	815,021	8/3/2009	389,882	413,184	23,302
British Pound	151,658	7/1/2009 - 7/6/2009	250,808	249,517	(1,291)
Hong Kong Dollar	20,649	7/1/2009 - 7/6/2009	2,664	2,664	—
Mexican Peso	2,922,594	7/29/2009	218,931	220,997	2,066
Swedish Krona	538,359	7/1/2009 - 7/6/2009	69,682	69,784	102
Total Foreign Currency Forward Contracts Purchases			$1,080,790	$1,104,382	$23,592
Sales
Brazilian Real	235,020	8/3/2009	$120,000	$119,146	$854
Japanese Yen	1,825,915	7/1/2009 - 7/6/2009	18,922	18,954	(32)
Mexican Peso	2,922,595	7/29/2009	218,781	220,997	(2,216)
Turkish Lira	213,000	9/16/2009	135,764	135,856	(92)
Total Foreign Currency Forward Contracts Sales			$493,467	$494,953	($1,486)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					$22,106

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Foreign Exchange Contracts
Forward Contract	Receivable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	26,324
Total Foreign Exchange Contracts		26,324

Total Asset Derivatives		$26,324

Liability Derivatives
Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	63,186
Total Equity Contracts		63,186
Foreign Exchange Contracts
Forward Contract	Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	4,218
Total Foreign Exchange Contracts		4,218

Total Liability Derivatives		$67,404

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	407,942
Total Equity Contracts		407,942

Total		$407,942

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Equity Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(210,819)
Total Equity Contracts		(210,819)
Foreign Exchange Contracts
Forward Contract	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	12,893
Total Foreign Exchange Contracts		12,893

Total		($197,926)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Worldwide Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$8,811,716	$65,588,522	$60,481,640	13,918,598	$13,918,598	$33,741
Total Value and Income Earned	8,811,716				13,918,598	33,741

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (98.1%)	Value[a]
Australia (2.9%)
255,327	BHP Billiton, Ltd.	$6,994,910
122,475	CSL, Ltd.	3,166,734
264,825	Foster’s Group, Ltd.	1,097,263
110,878	Newcrest Mining, Ltd.	2,709,998
60,973	Rio Tinto, Ltd.	2,546,922
105,751	Westpac Banking Corporation	1,720,529
156,960	Woolworths, Ltd.	3,330,056

	Total Australia	21,566,412

Belgium (1.0%)
97,463	Anheuser-Busch InBev NVb	3,534,114
6,650	Colruyt SA	1,519,274
16,504	Group Bruxelles Lambert SA	1,209,886
13,538	Solvay SA	1,145,319

	Total Belgium	7,408,593

Bermuda (0.4%)
28,021	ACE, Ltd.	1,239,369
1,263,000	Noble Group, Ltd.	1,574,128

	Total Bermuda	2,813,497

Brazil (0.6%)
244,000	Vale SA SP ADR	4,301,720

	Total Brazil	4,301,720

Canada (6.1%)
184,600	Bank of Montreal	7,779,480
97,700	Barrick Gold Corporation	3,288,304
66,500	Canadian National Railway Company	2,856,779
71,300	Canadian Natural Resources, Ltd.	3,750,728
24,400	Canadian Utilities, Ltd.	796,063
74,913	Enbridge, Inc.[b]	2,599,285
91,400	EnCana Corporation	4,531,499
29,300	First Quantum Minerals, Ltd.	1,416,889
154,194	Groupe Aeroplan, Inc.	1,093,621
42,600	Husky Energy, Inc.[b]	1,191,350
125,100	IAMGOLD Corporation	1,266,917
24,600	Inmet Mining Corporation	902,409
29,600	Metro, Inc.	967,496
28,800	National Bank of Canada	1,330,812
11,300	Potash Corporation of Saskatchewan, Inc.	1,053,935
53,500	Research In Motion, Ltd.[c]	3,802,768
52,400	Royal Bank of Canada	2,142,940
139,000	Sino-Forest Corporation[c]	1,481,774
55,400	Suncor Energy, Inc.	1,684,575
89,600	Talisman Energy, Inc.	1,287,153
92,700	Viterra, Inc.[c]	804,909

	Total Canada	46,029,686

China (1.2%)
19,396,600	Bank of China, Ltd.	9,184,860

	Total China	9,184,860

Denmark (0.5%)
73,279	Novo Nordisk AS	3,991,121

	Total Denmark	3,991,121

Finland (0.4%)
45,018	Kone Oyj	1,382,453
88,820	Nokia Oyj	1,301,011

	Total Finland	2,683,464

France (8.3%)
39,428	Alstom[b]	2,341,203
387,300	Axa SA	7,330,718
28,779	BNP Paribas SA	1,876,832
19,144	Bureau Veritas SA	942,984
189,100	Cap Gemini SA	6,998,796
10,722	CNP Assurances	1,025,926
201,400	Compagnie de Saint-Gobain[b]	6,776,935
47,861	Eutelsat Communications[c]	1,238,847
12,128	Hermes International[b]	1,688,640
11,654	Neopost SA	1,049,450
21,106	Sanofi-Aventis	1,247,203
99,900	Schneider Electric SA	7,646,485
27,844	Sodexo	1,433,693
45,056	Teleperformance	1,375,333
97,068	Total SA	5,261,377
8,575	Unibail-Rodamco	1,282,138
48,834	Vinci SA	2,203,689
444,005	Vivendi Universal SA	10,658,299

	Total France	62,378,548

Germany (3.1%)
80,100	Adidas AG	3,052,531
45,046	BASF SE	1,794,787
24,444	Bayer AG	1,313,680
20,049	Bilfinger Berger AG	933,319
30,460	E.ON AG	1,081,313
28,989	Hannover Rueckversicherung AGc	1,071,698
18,679	Hochtief AG	943,292
29,311	MTU Aero Engines Holding AG	1,071,073
18,181	RWE AG	1,433,807
44,557	SAP AG	1,796,538
109,800	Siemens AG	7,593,269
8,230	Vossloh AG	989,917

	Total Germany	23,075,224

Greece (0.3%)
34,839	Greek Organization of Football Prognostics SA	929,025
55,027	Public Power Corporation SAc	1,135,465

	Total Greece	2,064,490

Hong Kong (2.7%)
100,000	Hang Seng Bank, Ltd.	1,399,606
139,100	Hong Kong Exchanges and Clearing, Ltd.	2,149,985
161,500	Hong Kong Electric Holdings	897,147
927,700	Hutchison Whampoa, Ltd.	6,034,772
5,616,200	New World Development Company, Ltd.	10,109,247

	Total Hong Kong	20,590,757

Ireland (0.3%)
89,540	CRH plc	2,058,088

	Total Ireland	2,058,088

Italy (4.3%)
92,577	Atlantia SPA	1,875,191
865,906	Enel SPA[b]	4,227,366

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (98.1%)	Value[a]
Italy (4.3%) - continued
496,574	Eni SPA	$11,777,749
668,389	Finmeccanica SPA	9,425,991
155,328	Italcementi SPA	914,753
53,100	Lottomatica SPA[b]	1,025,363
110,500	Saipem SPA	2,699,809

	Total Italy	31,946,222

Japan (18.7%)
47,300	Aisin Seiki Company, Ltd.	1,021,840
158,000	Asahi Glass Company, Ltd.	1,265,579
36,400	Astellas Pharmaceutical, Inc.	1,285,363
304,700	Bridgestone Corporation	4,772,960
64,400	Canon, Inc.	2,103,562
61,700	Chugai Pharmaceutical Company, Ltd.	1,174,079
97,000	COMSYS Holdings Corporation	1,070,199
252,800	Daiichi Sankyo Company, Ltd.	4,512,342
194,400	Daito Trust Construction Company, Ltd.	9,166,430
274,000	Daiwa Securities Group, Inc.	1,628,162
44,500	Denso Corporation	1,140,653
48,800	East Japan Railway Company	2,938,047
17,230	Fast Retailing Company, Ltd.	2,245,491
299,000	Fujitsu, Ltd.	1,624,237
314,000	Furukawa Electric Company, Ltd.	1,412,580
33,500	Hisamitsu Pharmaceutical Company, Inc.	1,040,795
112,400	Honda Motor Company, Ltd.	3,092,219
46,300	IBIDEN Company, Ltd.	1,298,245
11,900	Idemitsu Kosan Company, Ltd.	1,019,508
199,000	ITOCHU Corporation	1,380,904
1,608	Jupiter Telecommunications Company, Ltd.	1,219,715
113,000	Kirin Holdings Company, Ltd.	1,576,527
707,000	Kobe Steel, Ltd.	1,316,726
13,100	Kyocera Corporation	983,471
32,900	Lawson, Inc.	1,448,126
168,000	Mitsubishi Estate Company, Ltd.	2,789,081
367,000	Mitsubishi Materials Corporation	1,142,609
932,500	Mitsubishi UFJ Financial Group, Inc.	5,757,998
142,000	Mitsui O.S.K. Lines, Ltd.	917,653
323,445	Mitsui Sumitomo Insurance Group Holdings, Inc.	8,461,572
455,000	NEC Corporation[c]	1,779,769
10,700	Nintendo Company, Ltd.	2,961,278
119	Nippon Building Fund, Inc.	1,017,208
122,000	Nippon Electric Glass Company, Ltd.	1,363,896
255,100	Nissan Motor Company, Ltd.	1,548,174
15,250	Nitori Company, Ltd.	1,079,935
1,920	Rakuten, Inc.	1,156,951
38,400	Santen Pharmaceutical Comany, Ltd.	1,169,820
332	Seven Bank, Ltd.	870,624
132,800	Shin-Etsu Chemical Company, Ltd.	6,159,119
160,500	Softbank Corporation	3,126,690
139,200	Sony Corporation	3,631,591
488	Sony Financial Holdings, Inc.	1,345,496
879,000	Sumitomo Corporation	8,934,765
107,400	Sumitomo Electric Industries, Ltd.	1,204,149
38,600	Sumitomo Mitsui Financial Group, Inc.	1,561,961
1,588,000	Sumitomo Trust and Banking Company, Ltd.	8,521,024
69,000	Suzuki Motor Corporation	1,547,175
556,000	Taiheiyo Cement Corporation	952,801
149,800	Takeda Pharmaceutical Company, Ltd.	5,824,214
63,700	Tokai Rika Company, Ltd.	1,013,357
108,600	Tokio Marine Holdings, Inc.	2,981,786
43,500	Tokyo Electric Power Company, Inc.	1,118,442
48,000	Toyo Suisan Kaisha, Ltd.	988,957
147,900	Toyota Motor Corporation	5,593,189
502,000	Ube Industries, Ltd.	1,400,901
200,000	Yokohama Rubber Company, Ltd.	989,486

	Total Japan	140,649,431

Luxembourg (0.2%)
77,664	SES Global SA	1,485,150

	Total Luxembourg	1,485,150

Netherlands (1.8%)
41,600	Akzo Nobel NVb	1,838,927
34,848	Arcelor Mittal	1,153,279
377,700	ING Groep NV	3,826,650
257,090	Koninklijke (Royal) Ahold NV	2,963,965
22,092	Koninklijke Vopak NVc	1,106,757
99,089	Unilever NV	2,396,680

	Total Netherlands	13,286,258

Norway (2.4%)
151,400	DnB NOR ASA[c]	1,156,834
1,153,100	Norsk Hydro ASA[c]	5,941,401
476,175	StatoilHydro ASA	9,405,889
78,600	Tandberg ASA	1,326,270

	Total Norway	17,830,394

Papua New Guinea (0.1%)
408,541	Lihir Gold, Ltd.[c]	956,434

	Total Papua New Guinea	956,434

Singapore (3.6%)
4,276,480	Golden Agri-Resources, Ltd.	1,114,590
727,001	Golden Agri-Resources, Ltd. Rights[a,c]	99,139
1,037,900	Keppel Corporation, Ltd.	4,919,706
616,000	Oversea-Chinese Banking Corporation	2,828,139
681,400	Singapore Airlines, Ltd.	6,238,310
4,867,350	Singapore Telecommunications, Ltd.	10,041,850
107,000	United Overseas Bank, Ltd.	1,079,707
292,000	Wilmar International, Ltd.	1,007,142

	Total Singapore	27,328,583

South Korea (0.5%)
110,800	KB Financial Group, Inc.[c]	3,693,945

	Total South Korea	3,693,945

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (98.1%)	Value[a]
Spain (5.0%)
478,327	Banco Bilbao Vizcaya Argentaria SA	$6,023,109
79,998	Banco Santander Central Hispano SA	967,069
54,234	Grifols SA	962,090
1,000,876	Iberdrola SAb	8,162,026
40,017	Indra Sistemas SA	868,556
900,648	Telefonica SA	20,454,237

	Total Spain	37,437,087

Sweden (1.6%)
95,592	Elekta ABb	1,404,448
26,569	Hennes & Mauritz ABb	1,326,696
131,112	SSAB Svenskt Stal AB	1,415,619
774,296	Telefonaktiebolaget LM Ericsson	7,627,870

	Total Sweden	11,774,633

Switzerland (11.1%)
62,660	ABB, Ltd.[c]	989,395
30,021	Actelion, Ltd.[c]	1,573,453
193,200	Adecco SA	8,074,839
11,588	Baloise Holding AG	861,683
113,098	Credit Suisse Group	5,181,452
2,541	Galenica AG	750,153
15,676	Geberit AG	1,931,342
13,179	Givaudan SAb	8,089,531
67,300	Holcim, Ltd.[c]	3,831,492
565,116	Nestle SA	21,336,900
475,012	Novartis AG	19,335,514
63,168	Roche Holding AG	8,606,381
14,314	Transocean, Ltd.[c]	1,063,387
8,892	Zurich Financial Services AG	1,571,618

	Total Switzerland	83,197,140

Taiwan (0.6%)
473,537	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	4,455,983

	Total Taiwan	4,455,983

Thailand (0.9%)
550,400	PTT pcl[d]	3,780,264
429,800	PTT pcl	2,939,823

	Total Thailand	6,720,087

United Kingdom (19.3%)
128,817	Aggreko plc	1,101,006
54,175	Anglo American plc	1,584,097
138,200	AstraZeneca plc	6,093,874
55,716	Autonomy Corporation plc[c]	1,320,234
128,809	Babcock International Group plc	1,021,931
507,682	BAE Systems plc	2,837,022
264,552	Barclays plc	1,229,440
350,711	BG Group plc	5,906,116
136,470	BHP Billiton plc	3,075,986
925,500	BP Amoco plc	7,313,399
197,556	British American Tobacco plc	5,453,625
855,900	British Sky Broadcasting Group plc	6,425,305
120,009	Capita Group plc	1,415,052
27,348	Chemring Group plc	977,873
485,531	Cobham plc	1,382,941
290,770	Compass Group plc	1,641,382
230,240	Experian plc	1,726,686
381,873	GAME GROUP plc	1,036,171
809,041	GlaxoSmithKline plc	14,290,928
476,003	Group 4 Securicor plc	1,639,540
142,373	Imperial Tobacco Group plc	3,705,797
60,026	Intertek Group plc	1,032,510
2,966,729	Kingfisher plc	8,703,968
279,658	Marks and Spencer Group plc	1,410,253
343,709	National Grid plc	3,101,637
841,500	Pearson plc	8,474,534
81,342	Reckitt Benckiser Group plc	3,714,899
51,746	Rio Tinto plc	1,792,125
61,462	Rotork plc	838,464
52,707	Royal Dutch Shell plc	1,326,980
515,512	RSA Insurance Group plc	1,023,645
38,787	SABMiller plc	791,987
345,316	Sage Group plc	1,014,643
218,160	Standard Chartered plc	4,102,255
774,604	Tesco plc	4,523,749
434,436	Unilever plc	10,210,605
133,492	United Utilities Group plc	1,094,687
5,092,787	Vodafone Group plc	9,904,876
446,681	William Morrison Supermarkets plc	1,744,687
1,038,700	WPP plc	6,907,577
262,100	Xstrata plc	2,848,688

	Total United Kingdom	145,741,174

United States (0.2%)
36,927	iShares MSCI EAFE Index Fund	1,691,626

	Total United States	1,691,626

	Total Common Stock (cost $835,095,383)	736,340,607

	Collateral Held for Securities Loaned (4.6%)
34,613,876	Thrivent Financial Securities Lending Trust	34,613,876

	Total Collateral Held for Securities Loaned (cost $34,613,876)	34,613,876

Shares or Principal Amount	Short-Term Investments (1.5%)[e]
	Enterprise Funding Corporation
8,305,000	0.100%, 07/01/09	8,305,000
3,286,125	Thrivent Money Market Portfolio	3,286,125

	Total Short-Term Investments (at amortized cost)	11,591,125

	Total Investments (cost $881,300,384) 104.2%	$782,545,608

	Other Assets and Liabilities, Net (4.2%)	(31,849,874)

	Total Net Assets 100.0%	$750,695,734

a	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	Non-income producing security.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$49,469,007
Gross unrealized depreciation	(148,223,783)

Net unrealized appreciation (depreciation)	$(98,754,776)

Cost for federal income tax purposes	$881,300,384

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Partner International Stock Portfolio's assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	88,962,789	1,093,621	87,869,168	—
Consumer Staples	83,016,385	1,772,405	81,144,841	99,139
Energy	56,711,191	19,888,241	36,822,950	—
Financials	121,783,388	14,184,227	107,599,161	—
Health Care	77,371,496	—	77,371,496	—
Industrials	118,734,567	2,856,779	115,877,788	—
Information Technology	41,809,755	4,455,983	37,353,772	—
Materials	88,123,980	15,504,073	72,619,907	—
Telecommunications Services	45,273,930	24,257,005	21,016,925	—
Utilities	14,553,126	796,063	13,757,063	—
Collateral Held for Securities Loaned	34,613,876	34,613,876	—	—
Short-Term Investments	11,591,125	3,286,125	8,305,000	—

Total	$782,545,608	$122,708,398	$659,738,071	$99,139

Other Financial Instruments*	$9	$9	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Partner International Stock Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value June 30, 2009
Common Stock
Consumer Staples	—	—	—	—	99,139	—	99,139
Transportation	3,722,232	—	(15,033)	(762,334)	(6,818)	(2,938,047)	—

Total	$3,722,232	$—	($15,033)	($762,334)	$92,321	($2,938,047)	$99,139

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Sales
Canadian Dollar	17,739	7/2/2009 - 7/6/2009	$15,260	$15,251	$9
Total Foreign Currency
Forward Contracts Sales			$15,260	$15,251	$9
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					$9

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Partner International Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Foreign Exchange Contracts
Forward Contract	Receivable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	9
Total Foreign Exchange Contracts		9

Total Asset Derivatives		$9

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Partner International Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contract	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	9
Total Foreign Exchange Contracts		9

Total		$9

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner International Stock Portfolio , is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$21,861,973	$74,413,154	$92,989,002	3,286,125	$3,286,125	$77,614
Thrivent Financial Securities Lending Trust	13,420,165	213,915,115	192,721,404	34,613,876	34,613,876	404,210
Total Value and Income Earned	35,282,138				37,900,001	481,824

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (99.7%)	Value
Consumer Discretionary (11.2%)
1,700	Kohl’s Corporation[a]	$72,675
1,700	Lowe’s Companies, Inc.	32,997
2,300	Omnicom Group, Inc.	72,634
6,400	Staples, Inc.	129,088
1,900	Target Corporation	74,993

	Total Consumer Discretionary	382,387

Consumer Staples (9.8%)
700	Costco Wholesale Corporation	31,990
4,850	CVS Caremark Corporation	154,570
1,580	Procter & Gamble Company	80,738
3,100	SYSCO Corporation	69,688

	Total Consumer Staples	336,986

Energy (5.1%)
1,150	EOG Resources, Inc.	78,108
1,450	FMC Technologies, Inc.[a]	54,491
1,600	Smith International, Inc.	41,200

	Total Energy	173,799

Financials (13.4%)
2,800	AFLAC, Inc.	87,052
2,600	Bank of New York Mellon Corporation	76,206
2,900	Charles Schwab Corporation	50,866
450	Goldman Sachs Group, Inc.	66,348
3,900	SEI Investments Company	70,356
2,000	SunTrust Banks, Inc.	32,900
700	T. Rowe Price Group, Inc.	29,169
1,300	Wells Fargo & Company	31,538
1,300	Zions Bancorporation	15,028

	Total Financials	459,463

Health Care (18.8%)
2,100	Dentsply International, Inc.	64,092
1,100	Genzyme Corporation[a]	61,237
200	Intuitive Surgical, Inc.[a]	32,732
1,150	Laboratory Corporation of America Holdings[a]	77,958
2,000	Medtronic, Inc.	69,780
2,600	Novartis AG ADR	106,054
1,800	St. Jude Medical, Inc.[a]	73,980
2,800	Stryker Corporation	111,272
1,300	Varian Medical Systems, Inc.[a]	45,682

	Total Health Care	642,787

Industrials (7.0%)
950	C.H. Robinson Worldwide, Inc.	49,543
1,100	Danaher Corporation	67,914
600	Deere & Company	23,970
900	Emerson Electric Company	29,160
550	Fastenal Company	18,243
1,000	United Parcel Service, Inc.	49,990

	Total Industrials	238,820

Information Technology (27.6%)
1,100	Apple, Inc.[a]	156,673
5,900	Cisco Systems, Inc.[a]	109,976
310	Google, Inc.[a]	130,693
4,050	Hewlett-Packard Company	156,532
5,550	Intel Corporation	91,853
1,000	Linear Technology Corporation	23,350
4,700	Microsoft Corporation	111,719
3,500	Nokia Oyj ADR	51,030
2,450	QUALCOMM, Inc.	110,740

	Total Information Technology	942,566

Materials (4.5%)
1,200	Air Products and Chemicals, Inc.	77,508
2,000	Ecolab, Inc.	77,980

	Total Materials	155,488

Utilities (2.3%)
2,500	Questar Corporation	77,775

	Total Utilities	77,775

	Total Common Stock (cost $4,397,764)	3,410,071

	Short-Term Investments (0.4%)
12,501	Thrivent Money Market Portfolio	12,501

	Total Short-Term Investments (at amortized cost)	12,501

	Total Investments (cost $4,410,265) 100.1%	$3,422,572

	Other Assets and Liabilities, Net (0.1%)	(2,756)

	Total Net Assets 100.0%	$3,419,816

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$45,332
Gross unrealized depreciation	(1,033,025)

Net unrealized appreciation (depreciation)	$(987,693)

Cost for federal income tax purposes	$4,410,265

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Partner Socially Responsible Stock Portfolio's assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	382,387	382,387	—	—
Consumer Staples	336,986	336,986	—	—
Energy	173,799	173,799	—	—
Financials	459,463	459,463	—	—
Health Care	642,787	642,787	—	—
Industrials	238,820	238,820	—	—
Information Technology	942,566	942,566	—	—
Materials	155,488	155,488	—	—
Utilities	77,775	77,775	—	—
Short-Term Investments	12,501	12,501	—	—

Total	$3,422,572	$3,422,572	$—	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Socially Responsible Stock Portfolio , is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$69,852	$347,293	$404,644	12,501	$12,501	$233
Total Value and Income Earned	69,852				12,501	233

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (98.4%)	Value
Consumer Discretionary (12.4%)
1,630	Amazon.com, Inc.[a]	$136,366
3,300	Coach, Inc.	88,704
2,225	GameStop Corporation[a]	48,972
550	Guess ?, Inc.	14,179
1,975	LKQ Corporation[a]	32,489
1,345	NIKE, Inc.	69,644
400	Priceline.com, Inc.[a]	44,620
2,055	Starbucks Corporation[a]	28,544
600	WMS Industries, Inc.[a]	18,906

	Total Consumer Discretionary	482,424

Consumer Staples (1.4%)
950	Avon Products, Inc.	24,491
650	Coca-Cola Company	31,193

	Total Consumer Staples	55,684

Energy (15.2%)
450	Apache Corporation	32,468
1,575	Cameron International Corporation[a]	44,572
675	Devon Energy Corporation	36,788
1,900	ENSCO International, Inc.	66,253
2,150	Halliburton Company	44,505
2,475	National Oilwell Varco, Inc.[a]	80,834
1,500	Noble Corporation	45,375
825	Noble Energy, Inc.	48,650
1,450	Pride International, Inc.[a]	36,337
850	Schlumberger, Ltd.	45,993
1,300	Suncor Energy, Inc.	39,442
900	Transocean, Ltd.[a]	66,861

	Total Energy	588,078

Financials (7.0%)
365	BlackRock, Inc.	64,028
200	CME Group, Inc.	62,222
190	Goldman Sachs Group, Inc.	28,014
385	IntercontinentalExchange, Inc.[a]	43,982
1,725	T. Rowe Price Group, Inc.	71,881

	Total Financials	270,127

Health Care (8.0%)
550	Allergan, Inc.	26,169
395	C.R. Bard, Inc.	29,408
660	Celgene Corporation[a]	31,574
955	Dentsply International, Inc.	29,147
625	Gen-Probe, Inc.[a]	26,862
145	Intuitive Surgical, Inc.[a]	23,731
1,800	PerkinElmer, Inc.	31,320
1,400	Stryker Corporation	55,636
750	Varian Medical Systems, Inc.[a]	26,355
575	Waters Corporation[a]	29,595

	Total Health Care	309,797

Industrials (13.8%)
525	AGCO Corporation[a]	15,262
600	AMETEK, Inc.	20,748
1,700	Bucyrus International, Inc.	48,552
1,150	Emerson Electric Company	37,260
830	Expeditors International of Washington, Inc.	27,672
265	First Solar, Inc.[a]	42,962
885	Fluor Corporation	45,391
525	FTI Consulting, Inc.[a]	26,628
700	General Dynamics Corporation	38,773
1,450	Honeywell International, Inc.	45,530
1,525	Jacobs Engineering Group, Inc.[a]	64,187
575	Parker-Hannifin Corporation	24,702
325	SunPower Corporation[a]	8,658
1,250	United Technologies Corporation	64,950
775	Wabtec Corporation	24,932

	Total Industrials	536,207

Information Technology (35.9%)
2,675	Altera Corporation	43,549
675	Amphenol Corporation	21,357
1,000	ANSYS, Inc.[a]	31,160
1,275	Apple, Inc.[a]	181,598
327	Baidu.com, Inc. ADR[a]	98,456
1,800	Broadcom Corporation[a]	44,622
1,125	Check Point Software Technologies, Ltd.[a]	26,404
3,025	Cisco Systems, Inc.[a]	56,386
2,250	Dell, Inc.[a]	30,893
750	Dolby Laboratories, Inc.[a]	27,960
3,260	eBay, Inc.[a]	55,844
400	FactSet Research Systems, Inc.	19,948
1,300	FLIR Systems, Inc.[a]	29,328
407	Google, Inc.[a]	171,587
1,625	Juniper Networks, Inc.[a]	38,350
1,150	Linear Technology Corporation	26,852
3,575	Marvell Technology Group, Ltd.[a]	41,613
1,275	MEMC Electronic Materials, Inc.[a]	22,708
1,725	NETAPP, Inc.[a]	34,017
2,000	Nintendo Company, Ltd. ADR	68,940
2,650	Nokia Oyj ADR	38,637
3,900	Nuance Communications, Inc.[a]	47,151
2,250	Oracle Corporation	48,195
2,450	Parametric Technology Corporation[a]	28,641
875	QUALCOMM, Inc.	39,550
1,240	Research in Motion, Ltd.[a]	88,102
1,475	Trimble Navigation, Ltd.[a]	28,954

	Total Information Technology	1,390,802

Materials (3.0%)
1,025	Agrium, Inc.	40,887
1,025	Barrick Gold Corporation	34,389
925	Nucor Corporation	41,098

	Total Materials	116,374

Telecommunications Services (1.7%)
1,675	America Movil SA de CV ADR	64,856

	Total Telecommunications Services	64,856

	Total Common Stock (cost $4,594,608)	3,814,349

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Short-Term Investments (2.6%)	Value
100,136	Thrivent Money Market Portfolio	$100,136

	Total Short-Term Investments (at amortized cost)	100,136

	Total Investments (cost $4,694,744) 101.0%	$3,914,485

	Other Assets and Liabilities, Net (1.0%)	(39,353)

	Total Net Assets 100.0%	$3,875,132

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$133,060
Gross unrealized depreciation	(913,319)

Net unrealized appreciation (depreciation)	$(780,259)

Cost for federal income tax purposes	$4,694,744

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Partner All Cap Growth Portfolio's assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	482,424	482,424	—	—
Consumer Staples	55,684	55,684	—	—
Energy	588,078	588,078	—	—
Financials	270,127	270,127	—	—
Health Care	309,797	309,797	—	—
Industrials	536,207	536,207	—	—
Information Technology	1,390,802	1,390,802	—	—
Materials	116,374	116,374	—	—
Telecommunications Services	64,856	64,856	—	—
Short-Term Investments	100,136	100,136	—	—

Total	$3,914,485	$3,914,485	$—	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner All Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$77,149	$1,270,002	$1,247,015	100,136	$100,136	$276
Total Value and Income Earned	77,149				100,136	276

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Value Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (94.2%)	Value
Consumer Discretionary (10.5%)
940	Bed Bath & Beyond, Inc.[a]	$28,905
2,810	Cablevision Systems New York Group	54,542
3,870	Cinemark Holdings, Inc.	43,808
3,371	Goodyear Tire & Rubber Company[a]	37,957
4,760	News Corporation	43,364
1,710	Scientific Games Corporation[a]	26,967
2,676	Time Warner Cable, Inc.	84,749

	Total Consumer Discretionary	320,292

Consumer Staples (11.0%)
1,130	Campbell Soup Company	33,245
3,030	Chiquita Brands International, Inc.[a]	31,088
5,310	Kroger Company	117,085
2,050	Molson Coors Brewing Company	86,776
2,280	Walgreen Company	67,032

	Total Consumer Staples	335,226

Energy (14.2%)
780	Apache Corporation	56,277
3,269	Capital Product Partners, LP	29,486
1,770	Chevron Corporation	117,263
1,070	Devon Energy Corporation	58,315
1,090	Exxon Mobil Corporation	76,202
970	Marathon Oil Corporation	29,226
1,510	Petroleo Brasileiro SA ADR	50,374
880	Valero Energy Corporation	14,863

	Total Energy	432,006

Financials (19.0%)
4,730	Assurant, Inc.	113,946
2,550	Bank of America Corporation	33,660
1,560	Everest Re Group, Ltd.	111,649
240	Goldman Sachs Group, Inc.	35,386
1,040	J.P. Morgan Chase & Company	35,474
2,010	MetLife, Inc.	60,320
980	Morgan Stanley	27,940
4,040	National Financial Partners	29,573
350	Prudential Financial, Inc.	13,027
3,270	SLM Corporation[a]	33,583
597	Transatlantic Holdings, Inc.	25,868
2,500	Wells Fargo & Company	60,650

	Total Financials	581,076

Health Care (12.4%)
1,600	Aetna, Inc.	40,080
2,230	Covidien, Ltd.	83,491
4,725	Merck & Company, Inc.	132,111
2,950	Pfizer, Inc.	44,250
1,750	Wyeth	79,433

	Total Health Care	379,365

Industrials (9.4%)
3,410	Aircastle, Ltd.	25,063
10,035	Genesis Lease, Ltd.	43,251
1,830	Navistar International Corporation[a]	79,788
1,050	Owens Corning, Inc.[a]	13,419
4,770	Tyco International, Ltd.	123,925

	Total Industrials	285,446

Information Technology (3.5%)
230	Apple, Inc.[a]	32,759
70	Google, Inc.[a]	29,511
4,460	Motorola, Inc.	29,570
330	QUALCOMM, Inc.	14,916

	Total Information Technology	106,756

Materials (6.5%)
797	AK Steel Holding Corporation	15,294
1,330	Celanese Corporation	31,588
2,710	Lubrizol Corporation	128,210
240	Potash Corporation of Saskatchewan, Inc.	22,332

	Total Materials	197,424

Telecommunications Services (1.8%)
2,250	AT&T, Inc.	55,890

	Total Telecommunications Services	55,890

Utilities (5.9%)
590	CMS Energy Corporation	7,127
1,470	Exelon Corporation	75,279
2,530	PG&E Corporation	97,253

	Total Utilities	179,659

	Total Common Stock (cost $3,142,256)	2,873,140

	Short-Term Investments (7.7%)
236,251	Thrivent Money Market Portfolio	236,251

	Total Short-Term Investments (at amortized cost)	236,251

	Total Investments (cost $3,378,507) 101.9%	$3,109,391

	Other Assets and Liabilities, Net (1.9%)	(58,760)

	Total Net Assets 100.0%	$3,050,631

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Value Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$157,043
Gross unrealized depreciation	(426,159)

Net unrealized appreciation (depreciation)	$(269,116)

Cost for federal income tax purposes	$3,378,507

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Partner All Cap Value Portfolio's assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	320,292	320,292	—	—
Consumer Staples	335,226	335,226	—	—
Energy	432,006	432,006	—	—
Financials	581,076	581,076	—	—
Health Care	379,365	379,365	—	—
Industrials	285,446	285,446	—	—
Information Technology	106,756	106,756	—	—
Materials	197,424	197,424	—	—
Telecommunications Services	55,890	55,890	—	—
Utilities	179,659	179,659	—	—
Short-Term Investments	236,251	236,251	—	—

Total	$3,109,391	$3,109,391	$—	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Partner All Cap Value Portfolio's investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Option Written	Net realized gains/(losses) on Written option contracts	577

Total Equity Contracts		577

Total		$577

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner All Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$201,541	$1,454,271	$1,419,561	236,251	$236,251	$471
Total Value and Income Earned	201,541				236,251	471

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (99.1%)	Value
Consumer Discretionary (8.7%)
28,840	Coach, Inc.	$775,219
39,920	Comcast Corporation	578,441
17,040	Hasbro, Inc.	413,049
17,770	International Game Technology	282,543
35,760	Lowe’s Companies, Inc.	694,102
9,700	Polo Ralph Lauren Corporation	519,338
20,810	Staples, Inc.	419,738
9,390	Target Corporation	370,623
27,900	Tiffany & Company	707,544

	Total Consumer Discretionary	4,760,597

Consumer Staples (12.0%)
12,700	Alberto-Culver Company	322,961
16,210	Archer-Daniels-Midland Company	433,942
17,410	Avon Products, Inc.	448,830
7,300	Bunge, Ltd.[a]	439,825
5,860	Clorox Company	327,164
13,460	Coca-Cola Enterprises, Inc.	224,109
22,210	ConAgra Foods, Inc.	423,322
11,870	CVS Caremark Corporation	378,297
15,230	Dr. Pepper Snapple Group, Inc.[b]	322,724
28,080	Kraft Foods, Inc.	711,547
13,690	Molson Coors Brewing Company	579,498
52,310	Sara Lee Corporation	510,545
15,280	Tyson Foods, Inc.	192,681
6,640	Walgreen Company	195,216
21,050	Wal-Mart Stores, Inc.	1,019,662

	Total Consumer Staples	6,530,323

Energy (12.5%)
6,350	Anadarko Petroleum Corporation	288,227
5,470	Chevron Corporation	362,387
19,310	EXCO Resources, Inc.[b]	249,485
23,700	Exxon Mobil Corporation	1,656,867
7,350	Goodrich Petroleum Corporation[a,b]	180,737
13,290	Halliburton Company	275,103
24,570	Nabors Industries, Ltd.[b]	382,801
15,000	Nexen, Inc.	324,750
16,300	Schlumberger, Ltd.	881,993
19,930	Southwestern Energy Company[b]	774,280
8,810	Transocean, Ltd.[b]	654,495
19,240	Weatherford International, Ltd.[b]	376,334
10,960	XTO Energy, Inc.	418,014

	Total Energy	6,825,473

Financials (13.6%)
12,680	ACE, Ltd.	560,836
12,780	Annaly Capital Management, Inc.	193,489
7,150	Bank of America Corporation	94,380
11,626	Bank of New York Mellon Corporation	340,758
200	Berkshire Hathaway, Inc.[b]	579,146
5,580	Chubb Corporation	222,530
2,850	CME Group, Inc.	886,664
2,950	Goldman Sachs Group, Inc.	434,948
16,420	Interactive Brokers Group, Inc.[b]	255,003
2,210	IntercontinentalExchange, Inc.[b]	252,470
26,570	J.P. Morgan Chase & Company	906,303
8,250	Lincoln National Corporation	141,983
12,640	MetLife, Inc.	379,326
4,300	PartnerRe, Ltd.	279,285
11,080	People’s United Financial, Inc.	166,643
12,980	PNC Financial Services Group, Inc.	503,754
19,550	SunTrust Banks, Inc.	321,598
36,320	Wells Fargo & Company	881,123

	Total Financials	7,400,239

Health Care (13.5%)
14,180	Aetna, Inc.	355,209
10,490	Allergan, Inc.	499,114
8,410	Baxter International, Inc.	445,394
8,060	Biogen Idec, Inc.[b]	363,909
7,790	CIGNA Corporation	187,661
16,400	Covidien, Ltd.	614,016
4,960	Genzyme Corporation[b]	276,123
6,200	Humana, Inc.[b]	200,012
7,030	Johnson & Johnson	399,304
37,870	King Pharmaceuticals, Inc.[b]	364,688
3,320	Laboratory Corporation of America Holdings[b]	225,063
7,750	Medco Health Solutions, Inc.[b]	353,478
92,100	Pfizer, Inc.	1,381,500
30,720	Schering-Plough Corporation	771,686
9,230	Thermo Fisher Scientific, Inc.[b]	376,307
11,920	Wyeth	541,049

	Total Health Care	7,354,513

Industrials (9.9%)
17,730	Bucyrus International, Inc.	506,369
10,650	Caterpillar, Inc.	351,876
18,600	CNH Global NVa,b	261,144
5,170	CSX Corporation	179,037
9,260	Cummins, Inc.	326,045
6,850	Deere & Company	273,657
8,800	Diana Shipping, Inc.	117,216
58,400	Dryships, Inc.[a]	337,552
68,860	General Electric Company	807,039
16,340	Joy Global, Inc.	583,665
2,740	KBR, Inc.	50,526
2,890	Lockheed Martin Corporation	233,079
3,310	Precision Castparts Corporation	241,729
12,190	Rockwell Automation, Inc.	391,543
23,490	Terex Corporation[a,b]	283,524
20,390	Textron, Inc.[a]	196,967
3,060	Union Pacific Corporation	159,304
2,270	United Parcel Service, Inc.	113,477

	Total Industrials	5,413,749

Information Technology (18.4%)
9,930	Apple, Inc.[b]	1,414,330
33,370	BMC Software, Inc.[b]	1,127,572
25,160	Electronic Arts, Inc.[b]	546,475
2,910	Google, Inc.[b]	1,226,827
64,220	Microsoft Corporation	1,526,509
31,190	NETAPP, Inc.[b]	615,067
132,390	Nuance Communications, Inc.[b]	1,600,595
51,850	Oracle Corporation	1,110,627
17,570	SAIC, Inc.[b]	325,924

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (99.1%)	Value
Information Technology (18.4%) - continued
35,290	SanDisk Corporation[b]	$518,410

	Total Information Technology	10,012,336

Materials (3.1%)
7,530	Albemarle Corporation	192,542
5,700	FMC Corporation	269,610
3,030	Freeport-McMoRan Copper & Gold, Inc.	151,833
9,030	Mosaic Company	400,029
4,510	Newmont Mining Corporation	184,324
3,880	Nucor Corporation	172,389
4,360	Praxair, Inc.	309,865

	Total Materials	1,680,592

Telecommunications Services (3.4%)
15,460	American Tower Corporation[b]	487,454
12,632	AT&T, Inc.	313,779
13,990	NII Holdings, Inc.[b]	266,789
142,950	Qwest Communications International, Inc.[a]	593,242
7,100	SBA Communications Corporation[b]	174,234

	Total Telecommunications Services	1,835,498

Utilities (4.0%)
15,230	American Electric Power Company, Inc.	439,995
24,920	CMS Energy Corporation	301,034
4,370	FirstEnergy Corporation	169,337
15,260	NRG Energy, Inc.[a,b]	396,150
15,590	PPL Corporation	513,846
70,780	RRI Energy, Inc.[b]	354,608

	Total Utilities	2,174,970

	Total Common Stock (cost $56,763,920)	53,988,290

	Collateral Held for Securities Loaned (4.7%)
2,577,600	Thrivent Financial Securities Lending Trust	2,577,600

	Total Collateral Held for Securities Loaned (cost $2,577,600)	2,577,600

	Short-Term Investments (0.5%)
239,687	Thrivent Money Market Portfolio	239,687

	Total Short-Term Investments (at amortized cost)	239,687

	Total Investments (cost $59,581,207) 104.3%	$56,805,577

	Other Assets and Liabilities, Net (4.3%)	(2,343,311)

	Total Net Assets 100.0%	$54,462,266

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	Non-income producing security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,319,983
Gross unrealized depreciation	(6,095,613)

Net unrealized appreciation (depreciation)	$(2,775,630)

Cost for federal income tax purposes	$59,581,207

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Partner All Cap Portfolio's assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	4,760,597	4,760,597	—	—
Consumer Staples	6,530,323	6,530,323	—	—
Energy	6,825,473	6,825,473	—	—
Financials	7,400,239	7,400,239	—	—
Health Care	7,354,513	7,354,513	—	—
Industrials	5,413,749	5,413,749	—	—
Information Technology	10,012,336	10,012,336	—	—
Materials	1,680,592	1,680,592	—	—
Telecommunications Services	1,835,498	1,835,498	—	—
Utilities	2,174,970	2,174,970	—	—
Collateral Held for Securities Loaned	2,577,600	2,577,600	—	—
Short-Term Investments	239,687	239,687	—	—

Total	$56,805,577	$56,805,577	$—	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner All Cap Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$71,709	$10,294,771	$10,126,793	239,687	$239,687	$1,630
Thrivent Financial Securities Lending Trust	2,623,789	13,763,264	13,809,453	2,577,600	2,577,600	5,256
Total Value and Income Earned	2,695,498				2,817,287	6,886

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (95.9%)	Value
Consumer Discretionary (13.2%)
92,050	Amazon.com, Inc.[a]	$7,700,903
73,700	Bed Bath & Beyond, Inc.[a]	2,266,275
74,750	Best Buy Company, Inc.	2,503,378
302,750	D.R. Horton, Inc.	2,833,740
117,700	Home Depot, Inc.	2,781,251
113,100	Kohl’s Corporation[a]	4,835,025
129,400	McDonald’s Corporation	7,439,206
106,900	McGraw-Hill Companies, Inc.	3,218,759
274,790	Melco PBL Entertainment Macau, Ltd. ADR[a,b]	1,236,555
365,000	MGM MIRAGE[a,b,c]	2,332,350
153,200	Starwood Hotels & Resorts Worldwide, Inc.	3,401,040
115,850	Time Warner, Inc.	2,918,261
89,600	Yum! Brands, Inc.	2,987,264

	Total Consumer Discretionary	46,454,007

Consumer Staples (6.1%)
65,950	Avon Products, Inc.	1,700,191
33,100	Clorox Company	1,847,973
163,900	CVS Caremark Corporation	5,223,493
121,800	PepsiCo, Inc.	6,694,128
119,500	Wal-Mart Stores, Inc.	5,788,580

	Total Consumer Staples	21,254,365

Energy (7.4%)
57,100	Devon Energy Corporation	3,111,950
109,900	Halliburton Company	2,274,930
46,750	Hess Corporation	2,512,812
86,600	Nabors Industries, Ltd.[a]	1,349,228
103,600	Occidental Petroleum Corporation	6,817,916
71,750	Petroleo Brasileiro SA ADR	2,940,315
145,250	Weatherford International, Ltd.[a]	2,841,090
107,450	XTO Energy, Inc.	4,098,143

	Total Energy	25,946,384

Financials (10.1%)
239,300	Bank of America Corporation	3,158,760
50,700	Fidelity National Financial, Inc.	685,971
61,850	Goldman Sachs Group, Inc.	9,119,164
22,150	IntercontinentalExchange, Inc.[a]	2,530,416
190,500	J.P. Morgan Chase & Company	6,497,955
112,400	Lincoln National Corporation	1,934,404
108,450	Morgan Stanley	3,091,910
45,650	Prudential Financial, Inc.	1,699,093
57,300	State Street Corporation	2,704,560
235,500	TD Ameritrade Holding Corporation[a]	4,130,670

	Total Financials	35,552,903

Health Care (14.4%)
78,300	Abbott Laboratories	3,683,232
35,000	Alcon, Inc.	4,064,200
69,600	Allergan, Inc.	3,311,568
43,200	Amgen, Inc.[a]	2,287,008
406,201	Boston Scientific Corporation[a]	4,118,878
111,650	Covidien, Ltd.	4,180,176
55,600	Express Scripts, Inc.[a]	3,822,500
245,950	Gilead Sciences, Inc.[a]	11,520,298
69,200	Hospira, Inc.[a]	2,665,584
83,100	UnitedHealth Group, Inc.	2,075,838
110,100	Vertex Pharmaceuticals, Inc.[a]	3,923,964
103,400	Wyeth	4,693,326

	Total Health Care	50,346,572

Industrials (8.5%)
65,700	Danaher Corporation	4,056,318
662,261	Delta Air Lines, Inc.[a]	3,834,491
106,500	Diana Shipping, Inc.[b]	1,418,580
62,450	Dover Corporation	2,066,470
114,450	Honeywell International, Inc.	3,593,730
21,097	Navistar International Corporation[a]	919,829
68,650	Raytheon Company	3,050,120
107,650	Union Pacific Corporation	5,604,259
66,300	United Technologies Corporation	3,444,948
107,700	Werner Enterprises, Inc.	1,951,524

	Total Industrials	29,940,269

Information Technology (30.5%)
86,700	Apple, Inc.[a]	12,348,681
84,100	Broadcom Corporation[a]	2,084,839
245,750	Brocade Communications[a]	1,921,765
442,570	Cisco Systems, Inc.[a]	8,249,505
265,400	Corning, Inc.	4,262,324
236,600	Dell, Inc.[a]	3,248,518
157,700	EMC Corporation[a]	2,065,870
30,150	Google, Inc.[a]	12,710,938
319,600	Intel Corporation	5,289,380
54,350	International Business Machines Corporation	5,675,227
40,000	Linear Technology Corporation	934,000
147,250	Marvell Technology Group, Ltd.[a]	1,713,990
12,200	MasterCard, Inc.	2,041,182
178,900	Maxim Integrated Products, Inc.	2,806,941
370,231	Micron Technology, Inc.[a]	1,873,369
285,240	Oracle Corporation	6,109,841
288,293	QUALCOMM, Inc.	13,030,844
51,900	Research in Motion, Ltd.[a]	3,687,495
208,700	Symantec Corporation[a]	3,247,372
207,600	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	1,953,516
113,650	VeriSign, Inc.[a]	2,100,252
83,800	Visa, Inc.	5,217,388
121,550	Western Union Company	1,993,420
150,000	Yahoo!, Inc.[a]	2,349,000

	Total Information Technology	106,915,657

Materials (4.0%)
61,450	ArcelorMittal[b]	2,032,766
46,200	Freeport-McMoRan Copper & Gold, Inc.	2,315,082
127,200	Mosaic Company	5,634,960
58,250	Praxair, Inc.	4,139,827

	Total Materials	14,122,635

Telecommunications Services (1.5%)
132,648	Crown Castle International Corporation[a]	3,186,205

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (95.9%)	Value
Telecommunications Services (1.5%) - continued
505,597	Qwest Communications International, Inc.[b]	$2,098,228

	Total Telecommunications Services	5,284,433

Utilities (0.2%)
37,000	American Water Works Company, Inc.	707,070

	Total Utilities	707,070

	Total Common Stock (cost $300,645,398)	336,524,295

	Collateral Held for Securities Loaned (2.5%)
8,856,958	Thrivent Financial Securities Lending Trust	8,856,958

	Total Collateral Held for Securities Loaned (cost $8,856,958)	8,856,958

Shares or Principal Amount	Short-Term Investments (3.8%)[d]
	Enterprise Funding Corporation
4,890,000	0.100%, 7/1/2009	4,890,000
	Federal Home Loan Mortgage Corporation Discount Notes
6,000,000	0.130%, 7/7/2009	5,999,870
2,338,058	Thrivent Money Market Portfolio	2,338,058

	Total Short-Term Investments (at amortized cost)	13,227,928

	Total Investments (cost $322,730,284) 102.2%	$358,609,181

	Other Assets and Liabilities, Net (2.2%)	(7,682,224)

	Total Net Assets 100.0%	$350,926,957

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	All or a portion of the security was earmarked to cover options.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$41,544,624
Gross unrealized depreciation	(5,665,727)

Net unrealized appreciation (depreciation)	$35,878,897

Cost for federal income tax purposes	$322,730,284

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Large Cap Growth Portfolio II’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	46,454,007	46,454,007	—	—
Consumer Staples	21,254,365	21,254,365	—	—
Energy	25,946,384	25,946,384	—	—
Financials	35,552,903	35,552,903	—	—
Health Care	50,346,572	50,346,572	—	—
Industrials	29,940,269	29,940,269	—	—
Information Technology	106,915,657	106,915,657	—	—
Materials	14,122,635	14,122,635	—	—
Telecommunications Services	5,284,433	5,284,433	—	—
Utilities	707,070	707,070	—	—
Collateral Held for Securities Loaned	8,856,958	8,856,958	—	—
Short-Term Investments	13,227,928	2,338,058	10,889,870	—

Total	$358,609,181	$347,719,311	$10,889,870	$—

Other Financial Instruments*	$27,069	$27,069	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
MGM MIRAGE	967	$7.00	July 2009	($19,340)	$27,069
Total Call Options Written				($19,340)	$27,069

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Large Cap Growth Portfolio II’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Option Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	27,069
Total Equity Contracts		27,069

Total Asset Derivatives		$27,069

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Large Cap Growth Portfolio II’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Option Written	Net realized gains/(losses) on Written option contracts	(173,249)
Total Equity Contracts		(173,249)

Total		($173,249)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Large Cap Growth Portfolio II’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Equity Contracts
Option Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	27,069
Total Equity Contracts		27,069

Total		$27,069

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Portfolio II, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$9,917,185	$55,108,753	$62,687,880	2,338,058	$2,338,058	$30,627
Thrivent Financial Securities Lending Trust	211,680	87,787,777	79,142,499	8,856,958	8,856,958	29,254
Total Value and Income Earned	10,128,865				11,195,016	59,881

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (96.8%)	Value
Consumer Discretionary (12.8%)
191,350	Amazon.com, Inc.[a]	$16,008,341
17,800	AutoZone, Inc.[a]	2,689,758
139,900	Bed Bath & Beyond, Inc.[a]	4,301,925
162,700	Best Buy Company, Inc.	5,448,823
96,600	Coach, Inc.	2,596,608
454,900	D.R. Horton, Inc.	4,257,864
62,600	Fortune Brands, Inc.	2,174,724
105,100	Harley-Davidson, Inc.[b]	1,703,671
276,500	Home Depot, Inc.	6,533,695
253,300	Kohl’s Corporation[a]	10,828,575
319,800	McDonald’s Corporation	18,385,302
239,200	McGraw-Hill Companies, Inc.	7,202,312
685,500	Melco PBL Entertainment Macau, Ltd. ADR[a,b]	3,084,750
707,600	MGM MIRAGE[a,b,c]	4,521,564
364,000	Starwood Hotels & Resorts Worldwide, Inc.	8,080,800
196,300	Time Warner, Inc.	4,944,797
151,900	Viacom, Inc.[a]	3,448,130
209,800	Yum! Brands, Inc.	6,994,732

	Total Consumer Discretionary	113,206,371

Consumer Staples (6.1%)
167,400	Avon Products, Inc.	4,315,572
83,500	Clorox Company	4,661,805
391,600	CVS Caremark Corporation	12,480,292
71,700	Kellogg Company	3,339,069
266,500	PepsiCo, Inc.	14,646,840
297,300	Wal-Mart Stores, Inc.	14,401,212

	Total Consumer Staples	53,844,790

Energy (7.7%)
139,400	Devon Energy Corporation	7,597,300
81,300	EOG Resources, Inc.	5,521,896
301,200	Halliburton Company	6,234,840
116,400	Hess Corporation	6,256,500
202,100	Nabors Industries, Ltd.[a]	3,148,718
212,900	Noble Corporation	6,440,225
192,400	Occidental Petroleum Corporation	12,661,844
150,350	Petroleo Brasileiro SA ADR	6,161,343
331,500	Weatherford International, Ltd.[a]	6,484,140
194,450	XTO Energy, Inc.	7,416,323

	Total Energy	67,923,129

Financials (9.9%)
581,550	Bank of America Corporation	7,676,460
137,300	Bank of New York Mellon Corporation	4,024,263
377,800	Chimera Investment Corporation	1,318,522
165,200	Fidelity National Financial, Inc.	2,235,156
142,400	Goldman Sachs Group, Inc.	20,995,456
54,800	IntercontinentalExchange, Inc.[a]	6,260,352
438,850	J.P. Morgan Chase & Company	14,969,174
277,450	Lincoln National Corporation	4,774,914
241,800	Morgan Stanley	6,893,718
112,500	Prudential Financial, Inc.	4,187,250
123,400	State Street Corporation	5,824,480
446,700	TD Ameritrade Holding Corporation[a]	7,835,118

	Total Financials	86,994,863

Health Care (15.2%)
185,700	Abbott Laboratories	8,735,328
64,400	Alcon, Inc.	7,478,128
140,500	Allergan, Inc.	6,684,990
77,100	Amgen, Inc.[a]	4,081,674
135,796	Baxter International, Inc.	7,191,756
637,400	Boston Scientific Corporation[a]	6,463,236
218,400	Bristol-Myers Squibb Company	4,435,704
97,750	Celgene Corporation[a]	4,676,360
208,900	Covidien, Ltd.	7,821,216
136,700	Express Scripts, Inc.[a]	9,398,125
593,000	Gilead Sciences, Inc.[a]	27,776,120
115,400	Hospira, Inc.[a]	4,445,208
99,835	St. Jude Medical, Inc.[a]	4,103,218
126,550	Teva Pharmaceutical Industries, Ltd. ADR	6,243,977
60,958	Thermo Fisher Scientific, Inc.[a]	2,485,258
206,900	UnitedHealth Group, Inc.	5,168,362
214,500	Vertex Pharmaceuticals, Inc.[a]	7,644,780
205,400	Wyeth	9,323,106

	Total Health Care	134,156,546

Industrials (8.9%)
76,800	C.H. Robinson Worldwide, Inc.	4,005,120
109,600	CSX Corporation	3,795,448
162,750	Danaher Corporation	10,048,185
1,517,915	Delta Air Lines, Inc.[a]	8,788,728
232,100	Diana Shipping, Inc.[b]	3,091,572
114,300	Dover Corporation	3,782,187
267,200	Honeywell International, Inc.	8,390,080
20,102	Navistar International Corporation[a]	876,447
79,900	PACCAR, Inc.	2,597,549
58,900	Parker-Hannifin Corporation	2,530,344
149,800	Raytheon Company	6,655,614
88,100	Shaw Group, Inc.[a]	2,414,821
195,400	Union Pacific Corporation	10,172,524
137,600	United Technologies Corporation	7,149,696
213,800	Werner Enterprises, Inc.	3,874,056

	Total Industrials	78,172,371

Information Technology (29.9%)
215,700	Apple, Inc.[a]	30,722,151
209,800	Broadcom Corporation[a]	5,200,942
612,900	Brocade Communications[a]	4,792,878
1,093,950	Cisco Systems, Inc.[a]	20,391,228
658,400	Corning, Inc.	10,573,904
584,900	Dell, Inc.[a]	8,030,677
403,800	EMC Corporation[a]	5,289,780
74,452	Google, Inc.[a]	31,388,219
893,300	Intel Corporation	14,784,115
133,750	International Business Machines Corporation	13,966,175
101,200	Linear Technology Corporation	2,363,020
374,550	Marvell Technology Group, Ltd.[a]	4,359,762
30,500	MasterCard, Inc.	5,102,955
440,100	Maxim Integrated Products, Inc.	6,905,169
1,002,856	Micron Technology, Inc.[a]	5,074,451

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (96.8%)	Value
Information Technology (29.9%) - continued
710,200	Oracle Corporation	$15,212,484
712,044	QUALCOMM, Inc.	32,184,389
128,361	Research in Motion, Ltd.[a]	9,120,049
371,850	Symantec Corporation[a]	5,785,986
513,800	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	4,834,858
292,500	VeriSign, Inc.[a]	5,405,400
193,800	Visa, Inc.	12,065,988
302,000	Western Union Company	4,952,800
374,500	Yahoo!, Inc.[a]	5,864,670

	Total Information Technology	264,372,050

Materials (4.7%)
147,600	ArcelorMittal[b]	4,882,608
72,800	Ball Corporation	3,287,648
97,100	Freeport-McMoRan Copper & Gold, Inc.	4,865,681
124,350	Monsanto Company	9,244,179
235,200	Mosaic Company	10,419,360
127,200	Praxair, Inc.	9,040,104

	Total Materials	41,739,580

Telecommunications Services (1.4%)
323,500	Crown Castle International Corporation[a]	7,770,470
1,144,500	Qwest Communications International, Inc.[b]	4,749,675

	Total Telecommunications Services	12,520,145

Utilities (0.2%)
92,500	American Water Works Company, Inc.	1,767,675

	Total Utilities	1,767,675

	Total Common Stock (cost $810,783,520)	854,697,520

	Collateral Held for Securities Loaned (2.3%)
20,712,287	Thrivent Financial Securities Lending Trust	20,712,287

	Total Collateral Held for Securities Loaned (cost $20,712,287)	20,712,287

Shares or Principal Amount	Short-Term Investments (3.5%)[d]
	Barclays Bank plc Repurchase Agreement
20,870,000	0.080%, 7/1/2009[e]	20,870,000
	Federal Home Loan Mortgage Corporation Discount Notes
10,000,000	0.130%, 7/7/2009	9,999,783
123,337	Thrivent Money Market Portfolio	123,337

	Total Short-Term Investments (at amortized cost)	30,993,120

	Total Investments (cost $862,488,927) 102.6%	$906,402,927

	Other Assets and Liabilities, Net (2.6%)	(23,363,959)

	Total Net Assets 100.0%	$883,038,968

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	All or a portion of the security was earmarked to cover options.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
e	Repurchase agreement dated June 30, 2009, $20,870,046 maturing July 1, 2009, collateralized by Federal Farm Credit Banks ($1,103,087 at 5.250% due 8/3/2009, $1,497,525 at Zero Coupon due 10/12/2010, $1,209,840 at 2.625% due 4/17/2014, $1,067,216 at 4.875% due 1/17/2017), Federal Home Loan Banks ($835,408 at 4.400% due 6/15/2010), Federal Home Loan Mortgage Corporation ($236,523 at 7.000% due 3/15/2010, $1,521,273 at 5.000% due 10/18/2010), Federal National Mortgage Association ($1,521,306 at 2.500% due 3/19/2012, $1,517,893 at 3.250% due 2/11/2014, $1,537,708 at 5.000% due 4/26/2017), Resolution Funding Corporation Interest Strip ($1,277,450 at Zero Coupon due 1/15/2017, $1,460,428 at Zero Coupon due 10/15/2017, $1,279,686 at Zero Coupon due 7/15/2021, $1,450,650 at Zero Coupon due 7/15/2023, $1,527,125 at Zero Coupon due 10/15/2025, $1,172,995 at Zero Coupon due 7/15/2028, $1,075,768 at Zero Coupon due 1/15/2030).

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$101,868,803
Gross unrealized depreciation	(57,954,803)

Net unrealized appreciation (depreciation)	$43,914,000

Cost for federal income tax purposes	$862,488,927

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Large Cap Growth Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	113,206,371	113,206,371	—	—
Consumer Staples	53,844,790	53,844,790	—	—
Energy	67,923,129	67,923,129	—	—
Financials	86,994,863	86,994,863	—	—
Health Care	134,156,546	134,156,546	—	—
Industrials	78,172,371	78,172,371	—	—
Information Technology	264,372,050	264,372,050	—	—
Materials	41,739,580	41,739,580	—	—
Telecommunications Services	12,520,145	12,520,145	—	—
Utilities	1,767,675	1,767,675	—	—
Collateral Held for Securities Loaned	20,712,287	20,712,287	—	—
Short-Term Investments	30,993,120	123,337	30,869,783	—

Total	$906,402,927	$875,533,144	$30,869,783	$—

Other Financial Instruments*	$68,442	$68,442	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
MGM MIRAGE	2,445	$7.00	July 2009	($48,900)	$68,442
Total Call Options Written				($48,900)	$68,442

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Option Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	68,442
Total Equity Contracts		68,442

Total Asset Derivatives		$68,442

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Option Written	Net realized gains/(losses) on Written option contracts	(185,222)
Total Equity Contracts		(185,222)

Total		($185,222)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Equity Contracts
Option Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	68,442
Total Equity Contracts		68,442

Total		$68,442

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$9,280,189	$35,792,005	$44,948,857	123,337	$123,337	$27,545
Thrivent Financial Securities Lending Trust	23,002,052	283,312,676	285,602,441	20,712,287	20,712,287	121,030
Total Value and Income Earned	32,282,241				20,835,624	148,575

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (99.4%)	Value
Consumer Discretionary (13.2%)
27,600	Amazon.com, Inc.[a]	$2,309,016
4,400	Apollo Group, Inc.[a]	312,928
4,400	AutoZone, Inc.[a]	664,884
7,200	Dollar Tree, Inc.[a]	303,120
17,809	Expedia, Inc.[a]	269,094
14,900	Lowe’s Companies, Inc.	289,209
12,044	Marriott International, Inc.	265,811
7,100	McDonald’s Corporation	408,179
28,200	McGraw-Hill Companies, Inc.	849,102
8,600	MGM MIRAGE[a]	54,954
8,700	NIKE, Inc.	450,486
6,200	O’Reilly Automotive, Inc.[a]	236,096
1,700	Priceline.com, Inc.[a]	189,635
13,100	Yum! Brands, Inc.	436,752

	Total Consumer Discretionary	7,039,266

Consumer Staples (8.3%)
10,000	Coca-Cola Company	479,900
8,900	Costco Wholesale Corporation	406,730
15,837	CVS Caremark Corporation	504,725
7,024	Groupe Danone	348,299
10,263	Nestle SA	387,497
16,900	PepsiCo, Inc.	928,824
14,037	Procter & Gamble Company	717,291
13,600	Wal-Mart Stores, Inc.	658,784

	Total Consumer Staples	4,432,050

Energy (7.6%)
10,500	Cameron International Corporation[a]	297,150
2,900	Chevron Corporation	192,125
5,100	EOG Resources, Inc.	346,392
8,200	Exxon Mobil Corporation	573,262
4,400	Murphy Oil Corporation	239,008
3,500	Occidental Petroleum Corporation	230,335
21,300	Petroleo Brasileiro SA ADR	710,568
19,300	Schlumberger, Ltd.	1,044,323
10,800	Smith International, Inc.	278,100
5,100	Suncor Energy, Inc.	154,734

	Total Energy	4,065,997

Financials (11.5%)
16,000	American Express Company	371,840
53,200	Bank of America Corporation	702,240
11,100	Bank of New York Mellon Corporation	325,341
1,000	BlackRock, Inc.	175,420
13,100	Charles Schwab Corporation	229,774
25,600	Companhia Brasileira de Meios de Pagamento[a]	220,138
2,800	Franklin Resources, Inc.	201,628
3,500	Goldman Sachs Group, Inc.	516,040
3,000	IntercontinentalExchange, Inc.[a]	342,720
20,900	J.P. Morgan Chase & Company	712,899
7,700	Moody’s Corporation	202,895
12,800	Morgan Stanley	364,928
5,300	Northern Trust Corporation	284,504
3,500	PNC Financial Services Group, Inc.	135,835
3,600	Redecard SA	55,116
14,700	State Street Corporation	693,840
12,400	U.S. Bancorp	222,208
16,500	Wells Fargo & Company	400,290

	Total Financials	6,157,656

Health Care (15.2%)
13,500	Allergan, Inc.	642,330
900	Becton, Dickinson and Company	64,179
6,700	Celgene Corporation[a]	320,528
4,700	Covidien, Ltd.	175,968
4,300	Dentsply International, Inc.	131,236
24,200	Elan Corporation plc ADR[a]	154,154
15,200	Express Scripts, Inc.[a]	1,045,000
26,300	Gilead Sciences, Inc.[a]	1,231,892
2,900	Illumina, Inc.[a]	112,926
2,300	Intuitive Surgical, Inc.[a,b]	376,418
10,200	McKesson Corporation	448,800
36,600	Medco Health Solutions, Inc.[a]	1,669,326
4,330	Novo Nordisk AS	235,832
9,600	St. Jude Medical, Inc.[a]	394,560
6,700	Stryker Corporation	266,258
6,600	Teva Pharmaceutical Industries, Ltd. ADR	325,644
10,500	WellPoint, Inc.[a]	534,345

	Total Health Care	8,129,396

Industrials (7.4%)
3,600	3M Company	216,360
27,800	Danaher Corporation	1,716,372
5,600	Deere & Company	223,720
11,800	Expeditors International of Washington, Inc.	393,412
5,100	Lockheed Martin Corporation	411,315
8,100	Quanta Services, Inc.[a]	187,353
13,400	Republic Services, Inc.	327,094
1,900	Union Pacific Corporation	98,914
7,200	United Parcel Service, Inc.	359,928

	Total Industrials	3,934,468

Information Technology (29.0%)
14,800	Accenture, Ltd.	495,208
19,000	Apple, Inc.[a]	2,706,170
18,200	Autodesk, Inc.[a]	345,436
11,500	Automatic Data Processing, Inc.	407,560
12,200	Broadcom Corporation[a]	302,438
33,000	Cisco Systems, Inc.[a]	615,120
11,300	Dolby Laboratories, Inc.[a]	421,264
7,600	Fiserv, Inc.[a]	347,320
5,150	Google, Inc.[a]	2,171,188
19,300	Intel Corporation	319,415
18,400	Juniper Networks, Inc.[a]	434,240
35,600	Marvell Technology Group, Ltd.[a]	414,384
3,250	MasterCard, Inc.	543,758
14,200	McAfee, Inc.[a]	599,098
35,875	Microsoft Corporation	852,749
28,600	QUALCOMM, Inc.	1,292,720
6,900	Research in Motion, Ltd.[a]	490,245
4,600	Salesforce.com, Inc.[a,b]	175,582
41,200	Tencent Holdings, Ltd.	478,024
23,500	VeriSign, Inc.[a]	434,280
14,600	Visa, Inc.	908,996

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (99.4%)	Value
Information Technology (29.0%) - continued
43,300	Western Union Company	$710,120

	Total Information Technology	15,465,315

Materials (3.0%)
800	Agnico-Eagle Mines, Ltd.	41,984
14,284	BHP Billiton, Ltd.	391,323
4,300	Monsanto Company	319,662
1,000	Potash Corporation of Saskatchewan, Inc.	93,050
10,500	Praxair, Inc.	746,235

	Total Materials	1,592,254

Telecommunications Services (4.2%)
27,700	American Tower Corporation[a]	873,381
40,800	Crown Castle International Corporation[a]	980,016
6,200	Leap Wireless International, Inc.[a,b]	204,166
14,500	MetroPCS Communications, Inc.[a]	192,995

	Total Telecommunications Services	2,250,558

	Total Common Stock (cost $49,150,679)	53,066,960

	Collateral Held for Securities Loaned (1.1%)
570,550	Thrivent Financial Securities Lending Trust	570,550

	Total Collateral Held for Securities Loaned (cost $570,550)	570,550

	Short-Term Investments (0.3%)
183,697	Thrivent Money Market Portfolio	183,697

	Total Short-Term Investments (at amortized cost)	183,697

	Total Investments (cost $49,904,926) 100.8%	$53,821,207

	Other Assets and Liabilities, Net (0.8%)	(435,823)

	Total Net Assets 100.0%	$53,385,384

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$8,671,499
Gross unrealized depreciation	(4,755,218)

Net unrealized appreciation (depreciation)	$3,916,281

Cost for federal income tax purposes	$49,904,926

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Partner Growth Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	7,039,266	7,039,266	—	—
Consumer Staples	4,432,050	3,696,254	735,796	—
Energy	4,065,997	4,065,997	—	—
Financials	6,157,656	6,102,540	55,116	—
Health Care	8,129,396	7,893,564	235,832	—
Industrials	3,934,468	3,934,468	—	—
Information Technology	15,465,315	14,987,291	478,024	—
Materials	1,592,254	1,200,931	391,323	—
Telecommunications Services	2,250,558	2,250,558	—	—
Collateral Held for Securities Loaned	570,550	570,550	—	—
Short-Term Investments	183,697	183,697	—	—

Total	$53,821,207	$51,925,116	$1,896,091	$—

Other Financial Instruments*	($966)	($966)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Brazilian Real	400,747	7/1/2009 - 7/2/2009	$205,481	$204,515	($966)
Total Foreign Currency Forward Contracts Purchases			$205,481	$204,515	($966)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					($966)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Partner Growth Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Foreign Exchange Contracts
Forward Contract	Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	966
Total Foreign Exchange Contracts		966

Total Liability Derivatives		$966

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Partner Growth Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.
Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contract	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(966)
Total Foreign Exchange Contracts		(966)

Total		($966)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Growth Stock Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$1,223,771	$7,167,887	$8,207,961	183,697	$183,697	$3,873
Thrivent Financial Securities Lending Trust	779,005	8,732,183	8,940,638	570,550	570,550	3,128
Total Value and Income Earned	2,002,776				754,247	7,001

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (97.0%)	Value
Consumer Discretionary (11.9%)
182,800	Brinker International, Inc.	$3,113,084
179,100	Fortune Brands, Inc.	6,221,934
355,200	Harman International Industries, Inc.	6,677,760
545,950	Home Depot, Inc.	12,900,798
372,800	Macy’s, Inc	4,384,128
51,100	McDonald’s Corporation	2,937,739
208,400	McGraw-Hill Companies, Inc.	6,274,924
59,050	Sherwin-Williams Company	3,173,937
122,220	Tiffany & Company	3,099,499
547,450	Time Warner, Inc.	13,790,266
197,950	Toll Brothers, Inc.[a,b]	3,359,211
210,750	Walt Disney Company	4,916,798
88,500	Whirlpool Corporation[a]	3,766,560
208,206	Winnebago Industries, Inc.[a]	1,546,971

	Total Consumer Discretionary	76,163,609

Consumer Staples (7.5%)
292,200	Altria Group, Inc.	4,789,158
162,380	CVS Caremark Corporation	5,175,051
93,500	General Mills, Inc.	5,237,870
123,700	Kimberly-Clark Corporation	6,485,591
346,250	Kraft Foods, Inc.	8,773,975
150,800	Philip Morris International, Inc.	6,577,896
621,750	Tyson Foods, Inc.	7,840,267
105,470	Walgreen Company	3,100,818

	Total Consumer Staples	47,980,626

Energy (14.0%)
395,200	BJ Services Company	5,386,576
185,366	Chevron Corporation	12,280,498
352,058	ConocoPhillips	14,807,559
52,200	Devon Energy Corporation	2,844,900
70,750	EOG Resources, Inc.	4,805,340
233,499	Exxon Mobil Corporation	16,323,915
201,000	Halliburton Company	4,160,700
785,700	Nabors Industries, Ltd.[b]	12,241,206
121,250	Occidental Petroleum Corporation	7,979,462
67,250	Total SA ADR	3,646,968
128,300	XTO Energy, Inc.	4,893,362

	Total Energy	89,370,486

Financials (20.9%)
87,050	ACE, Ltd.	3,850,221
117,750	Allstate Corporation	2,873,100
401,200	Ameriprise Financial, Inc.	9,737,124
640,950	Bank of America Corporation	8,460,540
127,200	Capital One Financial Corporation	2,783,136
28,100	Everest Re Group, Ltd.	2,011,117
208,550	Fidelity National Financial, Inc.	2,821,681
76,000	Goldman Sachs Group, Inc.	11,205,440
35,265	Hartford Financial Services Group, Inc.	418,596
715,052	J.P. Morgan Chase & Company	24,390,424
120,960	Lazard, Ltd.	3,256,243
113,500	MetLife, Inc.	3,406,135
160,700	Morgan Stanley	4,581,557
74,750	PNC Financial Services Group, Inc.	2,901,048
102,600	Principal Financial Group, Inc.	1,932,984
68,550	S&P 500 Large Index Depository Receipts	6,301,116
180,450	State Street Corporation	8,517,240
248,100	SVB Financial Group[a,b]	6,753,282
104,600	T. Rowe Price Group, Inc.	4,358,682
230,450	Travelers Companies, Inc.	9,457,668
570,227	Wells Fargo & Company	13,833,707

	Total Financials	133,851,041

Health Care (14.9%)
65,170	Alcon, Inc.	7,567,540
2,120,350	Boston Scientific Corporation[b]	21,500,349
275,650	Covidien, Ltd.	10,320,336
64,950	iShares Nasdaq Biotechnology Index Fund[a,b]	4,725,762
186,100	Medtronic, Inc.	6,493,029
704,900	Pfizer, Inc.	10,573,500
209,650	Schering-Plough Corporation	5,266,408
188,250	WellPoint, Inc.[b]	9,580,043
422,700	Wyeth	19,186,353

	Total Health Care	95,213,320

Industrials (7.6%)
107,000	3M Company	6,430,700
97,500	Canadian Pacific Railway, Ltd.	3,880,500
65,050	Caterpillar, Inc.	2,149,252
99,450	Cummins, Inc.	3,501,635
113,300	Eaton Corporation	5,054,313
112,150	FedEx Corporation	6,237,783
140,650	Ingersoll-Rand Company[b]	2,939,585
91,950	Navistar International Corporation[b]	4,009,020
277,850	United Technologies Corporation	14,437,086

	Total Industrials	48,639,874

Information Technology (8.8%)
173,400	Agilent Technologies, Inc.[b]	3,521,754
152,850	Avnet, Inc.[b]	3,214,436
59,000	F5 Networks, Inc.[b]	2,040,810
137,300	International Business Machines Corporation	14,336,866
152,250	Lam Research Corporation[b]	3,958,500
141,640	Nokia Oyj ADR	2,065,111
466,750	Oracle Corporation	9,997,785
1,257,000	Teradyne, Inc.[a,b]	8,623,020
272,300	Texas Instruments, Inc.	5,799,990
162,260	Tyco Electronics, Ltd.	3,016,413

	Total Information Technology	56,574,685

Materials (4.1%)
119,110	E.I. du Pont de Nemours and Company	3,051,598
227,700	International Paper Company	3,445,101
138,800	PPG Industries, Inc.	6,093,320
91,950	Praxair, Inc.	6,534,887
230,450	Sealed Air Corporation	4,251,802
92,600	Weyerhaeuser Company	2,817,818

	Total Materials	26,194,526

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (97.0%)	Value
Telecommunications Services (4.3%)
665,623	AT&T, Inc.	$16,534,075
352,955	Verizon Communications, Inc.	10,846,307

	Total Telecommunications Services	27,380,382

Utilities (3.0%)
78,850	Entergy Corporation	6,112,452
139,350	FirstEnergy Corporation	5,399,813
86,950	FPL Group, Inc.	4,943,977
159,900	Xcel Energy, Inc.	2,943,759

	Total Utilities	19,400,001

	Total Common Stock (cost $657,746,311)	620,768,550

	Collateral Held for Securities Loaned (3.1%)
19,683,341	Thrivent Financial Securities Lending Trust	19,683,341

	Total Collateral Held for Securities Loaned (cost $19,683,341)	19,683,341

Shares or Principal Amount	Short-Term Investments (1.4%)[c]
	Societe Generale North American
7,300,000	0.130%, 7/1/2009	7,300,000
1,890,317	Thrivent Money Market Portfolio	1,890,317

	Total Short-Term Investments (at amortized cost)	9,190,317

	Total Investments (cost $686,619,969) 101.5%	$649,642,208

	Other Assets and Liabilities, Net (1.5%)	(9,743,136)

	Total Net Assets 100.0%	$639,899,072

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$43,520,997
Gross unrealized depreciation	(80,498,758)

Net unrealized appreciation (depreciation)	$(36,977,761)

Cost for federal income tax purposes	$686,619,969

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Large Cap Value Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	76,163,609	76,163,609	—	—
Consumer Staples	47,980,626	47,980,626	—	—
Energy	89,370,486	89,370,486	—	—
Financials	133,851,041	133,851,041	—	—
Health Care	95,213,320	95,213,320	—	—
Industrials	48,639,874	48,639,874	—	—
Information Technology	56,574,685	56,574,685	—	—
Materials	26,194,526	26,194,526	—	—
Telecommunications Services	27,380,382	27,380,382	—	—
Utilities	19,400,001	19,400,001	—	—
Collateral Held for Securities Loaned	19,683,341	19,683,341	—	—
Short-Term Investments	9,190,317	1,890,317	7,300,000	—

Total	$649,642,208	$642,342,208	$7,300,000	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$16,598,217	$32,920,134	$47,628,034	1,890,317	$1,890,317	$24,109
Thrivent Financial Securities Lending Trust	11,994,350	200,280,555	192,591,564	19,683,341	19,683,341	100,343
Total Value and Income Earned	28,592,567				21,573,658	124,452

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (92.5%)	Value
Consumer Discretionary (11.2%)
56,600	Amazon.com, Inc.[a]	$4,735,156
45,450	Bed Bath & Beyond, Inc.[a]	1,397,588
45,800	Best Buy Company, Inc.	1,533,842
61,000	Brinker International, Inc.	1,038,830
186,450	D.R. Horton, Inc.	1,745,172
59,950	Fortune Brands, Inc.	2,082,663
50,000	Goodyear Tire & Rubber Company[a]	563,000
119,900	Harman International Industries, Inc.	2,254,120
369,500	Home Depot, Inc.	8,731,285
69,350	Kohl’s Corporation[a]	2,964,713
124,500	Macy’s, Inc	1,464,120
96,750	McDonald’s Corporation	5,562,157
135,200	McGraw-Hill Companies, Inc.	4,070,872
168,450	Melco PBL Entertainment Macau, Ltd. ADR[a,b]	758,025
224,000	MGM MIRAGE[a,b,c]	1,431,360
19,650	Sherwin-Williams Company	1,056,187
94,400	Starwood Hotels & Resorts Worldwide, Inc.	2,095,680
40,550	Tiffany & Company	1,028,348
254,716	Time Warner, Inc.	6,416,296
68,450	Toll Brothers, Inc.[a]	1,161,596
29,800	Whirlpool Corporation[b]	1,268,288
69,904	Winnebago Industries, Inc.[b]	519,387
54,300	Yum! Brands, Inc.	1,810,362

	Total Consumer Discretionary	55,689,047

Consumer Staples (7.1%)
149,731	Altria Group, Inc.	2,454,091
40,800	Avon Products, Inc.	1,051,824
20,300	Clorox Company	1,133,349
155,740	CVS Caremark Corporation	4,963,434
31,277	General Mills, Inc.	1,752,138
8,125	J.M. Smucker Company	395,363
42,750	Kimberly-Clark Corporation	2,241,382
145,446	Kraft Foods, Inc.	3,685,602
81,050	PepsiCo, Inc.	4,454,508
50,331	Philip Morris International, Inc.	2,195,438
58,028	Procter & Gamble Company	2,965,231
208,150	Tyson Foods, Inc.	2,624,771
35,100	Walgreen Company	1,031,940
97,450	Wal-Mart Stores, Inc.	4,720,478

	Total Consumer Staples	35,669,549

Energy (12.0%)
132,400	BJ Services Company	1,804,612
62,000	Chevron Corporation	4,107,500
213,880	ConocoPhillips	8,995,793
52,800	Devon Energy Corporation	2,877,600
24,050	EOG Resources, Inc.	1,633,476
219,115	Exxon Mobil Corporation	15,318,330
136,900	Halliburton Company	2,833,830
28,700	Hess Corporation	1,542,625
324,000	Nabors Industries, Ltd.[a]	5,047,920
105,950	Occidental Petroleum Corporation	6,972,569
43,950	Petroleo Brasileiro SA ADR	1,801,071
22,329	Total SA ADR	1,210,902
89,000	Weatherford International, Ltd.[a]	1,740,840
110,450	XTO Energy, Inc.	4,212,563

	Total Energy	60,099,631

Financials (14.1%)
29,150	ACE, Ltd.	1,289,304
46,350	Allstate Corporation	1,130,940
20,000	American Express Company	464,800
174,270	Ameriprise Financial, Inc.	4,229,533
473,653	Bank of America Corporation	6,252,220
42,550	Capital One Financial Corporation	930,994
31,800	Citigroup, Inc.[b]	94,446
100,900	Fidelity National Financial, Inc.	1,365,177
63,450	Goldman Sachs Group, Inc.	9,355,068
13,700	IntercontinentalExchange, Inc.[a]	1,565,088
378,058	J.P. Morgan Chase & Company	12,895,558
39,240	Lazard, Ltd.	1,056,341
68,650	Lincoln National Corporation	1,181,467
41,400	Loews Corporation	1,134,360
37,850	MetLife, Inc.	1,135,878
135,550	Morgan Stanley	3,864,531
24,900	PNC Financial Services Group, Inc.	966,369
35,494	Principal Financial Group, Inc.	668,707
61,958	Prudential Financial, Inc.	2,306,077
8,987	Reinsurance Group of America, Inc.	313,736
95,950	State Street Corporation	4,528,840
82,900	SVB Financial Group[a,b]	2,256,538
35,200	T. Rowe Price Group, Inc.	1,466,784
134,400	TD Ameritrade Holding Corporation[a]	2,357,376
77,056	Travelers Companies, Inc.	3,162,378
191,454	Wells Fargo & Company	4,644,674

	Total Financials	70,617,184

Health Care (14.8%)
47,976	Abbott Laboratories	2,256,791
42,510	Alcon, Inc.	4,936,261
42,450	Allergan, Inc.	2,019,771
26,350	Amgen, Inc.[a]	1,394,969
957,850	Boston Scientific Corporation[a]	9,712,599
160,200	Covidien, Ltd.	5,997,888
34,100	Express Scripts, Inc.[a]	2,344,375
150,290	Gilead Sciences, Inc.[a]	7,039,584
42,100	Hospira, Inc.[a]	1,621,692
22,200	iShares Nasdaq Biotechnology Index Fund[a,b]	1,615,272
130,086	Johnson & Johnson	7,388,885
60,420	Medtronic, Inc.	2,108,054
274,965	Pfizer, Inc.	4,124,475
70,100	Schering-Plough Corporation	1,760,912
51,000	UnitedHealth Group, Inc.	1,273,980
67,350	Vertex Pharmaceuticals, Inc.[a]	2,400,354
112,014	WellPoint, Inc.[a]	5,700,392
220,000	Wyeth	9,985,800

	Total Health Care	73,682,054

Industrials (7.8%)
35,700	3M Company	2,145,570
35,100	Canadian Pacific Railway, Ltd.	1,396,980
34,541	Caterpillar, Inc.	1,141,235

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (92.5%)	Value
Industrials (7.8%) - continued
33,300	Cummins, Inc.	$1,172,493
39,382	Danaher Corporation	2,431,445
403,449	Delta Air Lines, Inc.[a]	2,335,970
65,850	Diana Shipping, Inc.[b]	877,122
38,400	Dover Corporation	1,270,656
39,350	Eaton Corporation	1,755,403
37,850	FedEx Corporation	2,105,217
223,239	General Electric Company	2,616,361
70,450	Honeywell International, Inc.	2,212,130
47,050	Ingersoll-Rand Company[a]	983,345
38,547	Navistar International Corporation[a]	1,680,649
41,300	Raytheon Company	1,834,959
66,492	Union Pacific Corporation	3,461,574
161,568	United Technologies Corporation	8,395,073
66,350	Werner Enterprises, Inc.	1,202,262

	Total Industrials	39,018,444

Information Technology (16.8%)
58,050	Agilent Technologies, Inc.[a]	1,178,996
53,274	Apple, Inc.[a]	7,587,816
49,700	Avnet, Inc.[a]	1,045,191
51,800	Broadcom Corporation[a]	1,284,122
150,050	Brocade Communications[a]	1,173,391
270,080	Cisco Systems, Inc.[a]	5,034,291
163,250	Corning, Inc.	2,621,795
144,500	Dell, Inc.[a]	1,983,985
97,900	EMC Corporation[a]	1,282,490
20,350	F5 Networks, Inc.[a]	703,907
18,421	Google, Inc.[a]	7,766,109
196,800	Intel Corporation	3,257,040
79,108	International Business Machines Corporation	8,260,457
53,150	Lam Research Corporation[a]	1,381,900
24,850	Linear Technology Corporation	580,247
91,350	Marvell Technology Group, Ltd.[a]	1,063,314
7,450	MasterCard, Inc.	1,246,459
109,150	Maxim Integrated Products, Inc.	1,712,564
227,720	Micron Technology, Inc.[a,b]	1,152,263
14,000	Microsoft Corporation	332,780
329,388	Oracle Corporation	7,055,491
176,214	QUALCOMM, Inc.	7,964,873
31,650	Research in Motion, Ltd.[a]	2,248,732
129,000	Symantec Corporation[a]	2,007,240
126,900	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	1,194,129
420,850	Teradyne, Inc.[a]	2,887,031
94,100	Texas Instruments, Inc.	2,004,330
54,000	Tyco Electronics, Ltd.	1,003,860
69,350	VeriSign, Inc.[a]	1,281,588
50,800	Visa, Inc.	3,162,808
74,557	Western Union Company	1,222,735
91,550	Yahoo!, Inc.[a]	1,433,673

	Total Information Technology	84,115,607

Materials (3.5%)
37,700	ArcelorMittal[b]	1,247,116
39,637	E.I. du Pont de Nemours and Company	1,015,500
28,550	Freeport-McMoRan Copper & Gold, Inc.	1,430,640
76,000	International Paper Company	1,149,880
77,650	Mosaic Company	3,439,895
46,350	PPG Industries, Inc.	2,034,765
68,509	Praxair, Inc.	4,868,935
77,550	Sealed Air Corporation	1,430,797
30,900	Weyerhaeuser Company	940,287

	Total Materials	17,557,815

Telecommunications Services (2.7%)
239,900	AT&T, Inc.	5,959,116
81,791	Crown Castle International Corporation[a]	1,964,620
310,900	Qwest Communications International, Inc.[b]	1,290,235
131,200	Verizon Communications, Inc.	4,031,776

	Total Telecommunications Services	13,245,747

Utilities (2.5%)
22,750	American Water Works Company, Inc.	434,753
39,500	DTE Energy Company	1,264,000
29,300	FPL Group, Inc.	1,665,998
257,782	Southern Company	8,032,487
53,850	Xcel Energy, Inc.	991,378

	Total Utilities	12,388,616

	Total Common Stock (cost $461,163,267)	462,083,694

	Collateral Held for Securities Loaned (2.1%)
10,379,018	Thrivent Financial Securities Lending Trust	10,379,018

	Total Collateral Held for Securities Loaned (cost $10,379,018)	10,379,018

Shares or Principal Amount	Short-Term Investments (6.7%)[d]
	Barclays Bank plc Repurchase Agreement
11,740,000	0.080%, 7/1/2009[e]	11,740,000
	Federal Home Loan Bank Discount Notes
4,995,000	0.150%, 7/8/2009	4,994,854
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.120%, 8/3/2009	4,999,450
2,500,000	0.200%, 9/21/2009[f]	2,498,879
	Ranger Funding Company, LLC
7,375,000	0.100%, 7/1/2009	7,375,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares or Principal Amount	Short-Term Investments (6.7%)[d]	Value
2,112,706	Thrivent Money Market Portfolio	2,112,706

	Total Short-Term Investments (at amortized cost)	33,720,889

	Total Investments (cost $505,263,174) 101.3%	$506,183,601

	Other Assets and Liabilities, Net (1.3%)	(6,402,395)

	Total Net Assets 100.0%	$499,781,206

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	All or a portion of the security was earmarked to cover options.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
e	Repurchase agreement dated June 30, 2009, $11,740,026 maturing July 1, 2009, collateralized by Federal Farm Credit Banks ($589,074 at 5.000% due 9/18/2009, $506,824 at 2.900% due 10/2/2009, $506,260 at 3.500% due 10/3/2011, $513,421 at 5.050% due 2/1/2023), Federal Farm Credit Discount Notes ($499,950 at Zero Coupon due 7/29/2009), Federal Home Loan Bank Discount Notes ($500,000 at Zero Coupon due 7/6/2009), Federal Home Loan Banks ($515,960 at 6.500% due 8/14/2009, $501,521 at Zero Coupon due 10/13/2009, $510,128 at 2.375% due 3/12/2010, $206,666 at 3.750% due 4/1/2010, $520,891 at 4.500% due 9/16/2013, $511,952 at 5.050% due 10/2/2013), Federal Home Loan Mortgage Corporation ($562,557 at 4.750% due 11/3/2009, $543,382 at 1.500% due 1/7/2011, $521,628 at Zero Coupon due 1/28/2011, $588,477 at 4.125% due 9/27/2013, $556,791 at 3.750% due 3/27/2019, $510,303 at 5.100% due 9/20/2020, $542,160 at 5.750% due 2/7/2022, $502,938 at 5.010% due 1/30/2023, $510,642 at 5.600% due 2/27/2023, $517,248 at 5.550% due 1/13/2025), Federal Home Loan Mortgage Corporation Discount Notes ($500,000 at Zero Coupon due 7/7/2009, $240,807 at Zero Coupon due 11/9/2009).
f	At June 30, 2009, $2,498,879 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$43,247,694
Gross unrealized depreciation	(42,327,267)

Net unrealized appreciation (depreciation)	$920,427

Cost for federal income tax purposes	$505,263,174

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Large Cap Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	55,689,047	55,689,047	—	—
Consumer Staples	35,669,549	35,669,549	—	—
Energy	60,099,631	60,099,631	—	—
Financials	70,617,184	70,617,184	—	—
Health Care	73,682,054	73,682,054	—	—
Industrials	39,018,444	39,018,444	—	—
Information Technology	84,115,607	84,115,607	—	—
Materials	17,557,815	17,557,815	—	—
Telecommunications Services	13,245,747	13,245,747	—	—
Utilities	12,388,616	12,388,616	—	—
Collateral Held for Securities Loaned	10,379,018	10,379,018	—	—
Short-Term Investments	33,720,889	2,112,706	31,608,183	—

Total	$506,183,601	$474,575,418	$31,608,183	$—

Other Financial Instruments*	($209,123)	($209,123)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	107	September 2009	$24,716,132	$24,489,626	($226,506)
Total Futures Contracts					($226,506)

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
MGM MIRAGE	621	$7.00	July 2009	($12,420)	$17,383
Total Call Options Written				($12,420)	$17,383

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Option Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	17,383
Total Equity Contracts		17,383

Total Asset Derivatives		$17,383

Liability Derivatives
Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	226,506
Total Equity Contracts		226,506

Total Liability Derivatives		$226,506

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Option Written	Net realized gains/(losses) on Written option contracts	(115,908)
Future	Net realized gains/(losses) on Futures contracts	3,835,491
Total Equity Contracts		3,719,583

Total		$3,719,583

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Equity Contracts
Option Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	17,383
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(294,821)
Total Equity Contracts		(277,438)

Total		($277,438)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$23,020,086	$120,430,198	$141,337,578	2,112,706	$2,112,706	$57,317
Thrivent Financial Securities Lending Trust	9,071,777	66,807,192	65,499,951	10,379,018	10,379,018	51,539
Total Value and Income Earned	32,091,863				12,491,724	108,856

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (98.3%)	Value
Consumer Discretionary (8.8%)
3,100	Abercrombie & Fitch Company[a]	$78,709
11,600	Amazon.com, Inc.[b]	970,456
3,900	Apollo Group, Inc.[b]	277,368
3,900	AutoNation, Inc.[b]	67,665
1,400	AutoZone, Inc.[b]	211,554
9,400	Bed Bath & Beyond, Inc.[b]	289,050
12,325	Best Buy Company, Inc.	412,764
3,000	Big Lots, Inc.[b]	63,090
2,200	Black & Decker Corporation	63,052
15,800	Carnival Corporation	407,166
24,572	CBS Corporation	170,038
4,500	Centex Corporation	38,070
11,500	Coach, Inc.	309,120
104,315	Comcast Corporation	1,511,524
10,000	D.R. Horton, Inc.	93,600
4,950	Darden Restaurants, Inc.	163,251
2,200	DeVry, Inc.	110,088
19,000	DIRECTV Group, Inc.[a,b]	469,490
9,700	Eastman Kodak Company	28,712
7,600	Expedia, Inc.[b]	114,836
5,100	Family Dollar Stores, Inc.	144,330
116,911	Ford Motor Company[b]	709,650
5,400	Fortune Brands, Inc.	187,596
5,900	GameStop Corporation[b]	129,859
8,400	Gannett Company, Inc.	29,988
16,662	Gap, Inc.	273,257
5,800	Genuine Parts Company	194,648
8,700	Goodyear Tire & Rubber Company[b]	97,962
12,300	H&R Block, Inc.	211,929
8,400	Harley-Davidson, Inc.[a]	136,164
2,500	Harman International Industries, Inc.	47,000
4,450	Hasbro, Inc.	107,868
61,300	Home Depot, Inc.	1,448,519
10,700	International Game Technology	170,130
17,267	Interpublic Group of Companies, Inc.[b]	87,198
8,000	J.C. Penney Company, Inc.	229,680
21,500	Johnson Controls, Inc.	466,980
2,700	KB Home	36,936
11,000	Kohl’s Corporation[b]	470,250
5,700	Leggett & Platt, Inc.	86,811
5,100	Lennar Corporation	49,419
9,804	Limited Brands, Inc.	117,354
53,400	Lowe’s Companies, Inc.	1,036,494
15,168	Macy’s, Inc	178,376
10,739	Marriott International, Inc.	237,010
12,950	Mattel, Inc.	207,847
39,900	McDonald’s Corporation	2,293,851
11,400	McGraw-Hill Companies, Inc.	343,254
1,300	Meredith Corporation	33,215
4,200	New York Times Company[a]	23,142
10,073	Newell Rubbermaid, Inc.	104,860
83,300	News Corporation	758,863
14,000	NIKE, Inc.	724,920
5,800	Nordstrom, Inc.[a]	115,362
9,900	Office Depot, Inc.[b]	45,144
11,200	Omnicom Group, Inc.	353,696
4,900	O’Reilly Automotive, Inc.[b]	186,592
2,000	Polo Ralph Lauren Corporation	107,080
7,800	Pulte Homes, Inc.[a]	68,874
4,500	RadioShack Corporation	62,820
3,300	Scripps Networks Interactive	91,839
2,032	Sears Holdings Corporation[a,b]	135,169
3,600	Sherwin-Williams Company	193,500
2,100	Snap-On, Inc.	60,354
2,900	Stanley Works	98,136
25,875	Staples, Inc.	521,899
26,600	Starbucks Corporation[b]	369,474
6,800	Starwood Hotels & Resorts Worldwide, Inc.	150,960
27,200	Target Corporation	1,073,584
4,500	Tiffany & Company	114,120
12,758	Time Warner Cable, Inc.[a]	404,046
43,250	Time Warner, Inc.	1,089,467
15,000	TJX Companies, Inc.	471,900
3,200	VF Corporation	177,120
21,972	Viacom, Inc.[b]	498,764
67,147	Walt Disney Company	1,566,540
170	Washington Post Company[a]	59,871
2,657	Whirlpool Corporation[a]	113,082
6,372	Wyndham Worldwide Corporation	77,229
2,400	Wynn Resorts, Ltd.[a,b]	84,720
16,680	Yum! Brands, Inc.	556,111

	Total Consumer Discretionary	26,072,416

Consumer Staples (11.8%)
74,800	Altria Group, Inc.	1,225,972
23,168	Archer-Daniels-Midland Company	620,207
15,400	Avon Products, Inc.	397,012
3,525	Brown-Forman Corporation	151,504
7,200	Campbell Soup Company	211,824
5,000	Clorox Company	279,150
72,000	Coca-Cola Company	3,455,280
11,500	Coca-Cola Enterprises, Inc.	191,475
18,100	Colgate-Palmolive Company	1,280,394
16,200	ConAgra Foods, Inc.	308,772
7,100	Constellation Brands, Inc.[b]	90,028
15,700	Costco Wholesale Corporation	717,490
52,644	CVS Caremark Corporation	1,677,764
6,400	Dean Foods Company[b]	122,816
9,200	Dr. Pepper Snapple Group, Inc.[b]	194,948
4,200	Estee Lauder Companies, Inc.	137,214
11,900	General Mills, Inc.	666,638
11,400	H.J. Heinz Company	406,980
6,000	Hershey Company	216,000
2,500	Hormel Foods Corporation	86,350
4,251	J.M. Smucker Company	206,854
9,100	Kellogg Company	423,787
14,992	Kimberly-Clark Corporation	786,031
53,352	Kraft Foods, Inc.	1,351,940
23,600	Kroger Company	520,380
6,100	Lorillard, Inc.	413,397
4,700	McCormick & Company, Inc.	152,891
5,400	Molson Coors Brewing Company	228,582
4,900	Pepsi Bottling Group, Inc.	165,816
56,270	PepsiCo, Inc.	3,092,599
71,000	Philip Morris International, Inc.	3,097,020
105,538	Procter & Gamble Company	5,392,992

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (98.3%)	Value
Consumer Staples (11.8%) - continued
6,100	Reynolds American, Inc.	$235,582
15,500	Safeway, Inc.	315,735
25,200	Sara Lee Corporation	245,952
7,681	SUPERVALU, Inc.	99,469
21,300	SYSCO Corporation	478,824
10,900	Tyson Foods, Inc.	137,449
35,900	Walgreen Company	1,055,460
80,800	Wal-Mart Stores, Inc.	3,913,952
5,100	Whole Foods Market, Inc.[a]	96,798

	Total Consumer Staples	34,849,328

Energy (12.2%)
18,072	Anadarko Petroleum Corporation	820,288
12,120	Apache Corporation	874,458
11,200	Baker Hughes, Inc.	408,128
10,600	BJ Services Company	144,478
3,700	Cabot Oil & Gas Corporation	113,368
7,800	Cameron International Corporation[b]	220,740
20,300	Chesapeake Energy Corporation	402,549
72,496	Chevron Corporation	4,802,860
53,549	ConocoPhillips	2,252,271
6,500	CONSOL Energy, Inc.	220,740
9,000	Denbury Resources, Inc.[b]	132,570
16,000	Devon Energy Corporation	872,000
2,500	Diamond Offshore Drilling, Inc.	207,625
25,318	El Paso Corporation	233,685
5,100	ENSCO International, Inc.	177,837
9,000	EOG Resources, Inc.	611,280
176,608	Exxon Mobil Corporation	12,346,665
4,500	FMC Technologies, Inc.[b]	169,110
32,400	Halliburton Company	670,680
10,300	Hess Corporation	553,625
25,568	Marathon Oil Corporation	770,364
3,100	Massey Energy Company	60,574
6,900	Murphy Oil Corporation	374,808
10,200	Nabors Industries, Ltd.[b]	158,916
15,100	National Oilwell Varco, Inc.[b]	493,166
6,300	Noble Energy, Inc.	371,511
29,300	Occidental Petroleum Corporation	1,928,233
9,700	Peabody Energy Corporation	292,552
4,200	Pioneer Natural Resources Company	107,100
5,600	Range Resources Corporation	231,896
4,100	Rowan Companies, Inc.	79,212
43,300	Schlumberger, Ltd.	2,342,963
7,900	Smith International, Inc.	203,425
12,400	Southwestern Energy Company[b]	481,740
23,304	Spectra Energy Corporation	394,304
4,200	Sunoco, Inc.	97,440
5,000	Tesoro Petroleum Corporation	63,650
20,100	Valero Energy Corporation	339,489
20,900	Williams Companies, Inc.	326,249
20,950	XTO Energy, Inc.	799,033

	Total Energy	36,151,582

Financials (13.3%)
16,900	AFLAC, Inc.	525,421
19,382	Allstate Corporation	472,921
43,000	American Express Company	999,320
97,340	American International Group, Inc.[a]	112,914
9,200	Ameriprise Financial, Inc.	223,284
9,925	Aon Corporation	375,860
4,236	Apartment Investment & Management Company[a]	37,489
4,300	Assurant, Inc.	103,587
2,901	AvalonBay Communities, Inc.	162,282
292,610	Bank of America Corporation	3,862,452
43,252	Bank of New York Mellon Corporation	1,267,716
23,400	BB&T Corporation[a]	514,332
5,000	Boston Properties, Inc.	238,500
16,373	Capital One Financial Corporation	358,241
8,600	CB Richard Ellis Group, Inc.[b]	80,496
33,925	Charles Schwab Corporation	595,045
12,700	Chubb Corporation	506,476
5,838	Cincinnati Financial Corporation	130,479
14,100	CIT Group, Inc.[a]	30,315
200,139	Citigroup, Inc.[a]	594,413
2,400	CME Group, Inc.	746,664
5,450	Comerica, Inc.	115,268
17,425	Discover Financial Services	178,955
36,400	E*TRADE Financial Corporation[b]	46,592
9,900	Equity Residential REIT	220,077
3,200	Federated Investors, Inc.	77,088
26,594	Fifth Third Bancorp	188,817
7,720	First Horizon National Corporation[b]	92,640
5,500	Franklin Resources, Inc.	396,055
15,700	Genworth Financial, Inc.	109,743
18,200	Goldman Sachs Group, Inc.	2,683,408
11,800	Hartford Financial Services Group, Inc.	140,066
9,800	Health Care Property Investors, Inc.	207,662
4,000	Health Care REIT, Inc.	136,400
21,800	Host Marriott Corporation	182,902
18,900	Hudson City Bancorp, Inc.	251,181
19,671	Huntington Bancshares, Inc.[a]	82,225
2,600	IntercontinentalExchange, Inc.[b]	297,024
14,900	Invesco, Ltd.	265,518
141,148	J.P. Morgan Chase & Company	4,814,558
5,800	Janus Capital Group, Inc.	66,120
25,600	KeyCorp	134,144
11,700	Kimco Realty Corporation	117,585
5,200	Legg Mason, Inc.	126,776
6,600	Leucadia National Corporation[b]	139,194
10,694	Lincoln National Corporation	184,044
13,100	Loews Corporation	358,940
3,000	M&T Bank Corporation[a]	152,790
18,900	Marsh & McLennan Companies, Inc.	380,457
12,700	Marshall & Ilsley Corporation	60,960
6,150	MBIA, Inc.[a,b]	26,630
29,632	MetLife, Inc.	889,256
6,900	Moody’s Corporation	181,815
48,950	Morgan Stanley	1,395,564
5,000	Nasdaq OMX Group, Inc.[b]	106,550
8,700	Northern Trust Corporation	467,016
9,400	NYSE Euronext	256,150

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (98.3%)	Value
Financials (13.3%) - continued
12,600	People’s United Financial, Inc.	$189,504
5,900	Plum Creek Timber Company, Inc.[a]	175,702
16,614	PNC Financial Services Group, Inc.	644,789
11,200	Principal Financial Group, Inc.	211,008
24,600	Progressive Corporation[b]	371,706
16,000	ProLogis Trust	128,960
16,700	Prudential Financial, Inc.	621,574
4,500	Public Storage, Inc.	294,660
41,777	Regions Financial Corporation	168,779
10,096	Simon Property Group, Inc.	519,237
16,900	SLM Corporation[b]	173,563
17,900	State Street Corporation	844,880
16,900	SunTrust Banks, Inc.	278,005
9,268	T. Rowe Price Group, Inc.	386,198
3,000	Torchmark Corporation	111,120
21,181	Travelers Companies, Inc.	869,268
68,685	U.S. Bancorp	1,230,835
12,024	UnumProvident Corporation	190,701
5,600	Ventas, Inc.	167,216
5,722	Vornado Realty Trust	257,662
168,440	Wells Fargo & Company	4,086,354
12,400	XL Capital, Ltd.	142,104
4,200	Zions Bancorporation[a]	48,552

	Total Financials	39,580,754

Health Care (13.7%)
55,900	Abbott Laboratories	2,629,536
16,196	Aetna, Inc.	405,710
11,100	Allergan, Inc.	528,138
11,000	AmerisourceBergen Corporation	195,140
36,640	Amgen, Inc.[b]	1,939,722
21,900	Baxter International, Inc.	1,159,824
8,700	Becton, Dickinson and Company	620,397
10,400	Biogen Idec, Inc.[b]	469,560
54,550	Boston Scientific Corporation[b]	553,137
71,600	Bristol-Myers Squibb Company	1,454,196
3,600	C.R. Bard, Inc.	268,020
13,075	Cardinal Health, Inc.	399,441
16,600	Celgene Corporation[b]	794,144
2,700	Cephalon, Inc.[a,b]	152,955
9,800	CIGNA Corporation	236,082
5,400	Coventry Health Care, Inc.[b]	101,034
3,800	DaVita, Inc.[b]	187,948
5,400	Dentsply International, Inc.	164,808
36,600	Eli Lilly and Company	1,267,824
9,800	Express Scripts, Inc.[b]	673,750
10,900	Forest Laboratories, Inc.[b]	273,699
9,800	Genzyme Corporation[b]	545,566
32,800	Gilead Sciences, Inc.[b]	1,536,352
5,780	Hospira, Inc.[b]	222,646
6,100	Humana, Inc.[b]	196,786
6,600	IMS Health, Inc.	83,820
1,400	Intuitive Surgical, Inc.[a,b]	229,124
99,740	Johnson & Johnson	5,665,232
8,900	King Pharmaceuticals, Inc.[b]	85,707
3,900	Laboratory Corporation of America Holdings[b]	264,381
6,243	Life Technologies Corporation[b]	260,458
9,842	McKesson Corporation	433,048
17,486	Medco Health Solutions, Inc.[b]	797,536
40,400	Medtronic, Inc.	1,409,556
76,300	Merck & Company, Inc.	2,133,348
2,000	Millipore Corporation[b]	140,420
11,000	Mylan Laboratories, Inc.[a,b]	143,550
3,300	Patterson Companies, Inc.[b]	71,610
4,200	PerkinElmer, Inc.	73,080
244,153	Pfizer, Inc.	3,662,295
5,400	Quest Diagnostics, Inc.	304,722
58,900	Schering-Plough Corporation	1,479,568
12,484	St. Jude Medical, Inc.[b]	513,092
8,600	Stryker Corporation	341,764
15,100	Tenet Healthcare Corporation[b]	42,582
15,100	Thermo Fisher Scientific, Inc.[b]	615,627
43,000	UnitedHealth Group, Inc.	1,074,140
4,500	Varian Medical Systems, Inc.[b]	158,130
3,500	Waters Corporation[b]	180,145
3,800	Watson Pharmaceuticals, Inc.[b]	127,908
17,500	WellPoint, Inc.[b]	890,575
48,300	Wyeth	2,192,337
7,750	Zimmer Holdings, Inc.[b]	330,150

	Total Health Care	40,680,320

Industrials (9.7%)
25,100	3M Company	1,508,510
4,100	Avery Dennison Corporation	105,288
26,260	Boeing Company	1,116,050
10,092	Burlington Northern Santa Fe Corporation	742,166
6,200	C.H. Robinson Worldwide, Inc.	323,330
21,800	Caterpillar, Inc.	720,272
4,800	Cintas Corporation	109,632
6,000	Cooper Industries, Ltd.	186,300
14,200	CSX Corporation	491,746
7,300	Cummins, Inc.	257,033
9,200	Danaher Corporation	568,008
15,300	Deere & Company	611,235
6,700	Dover Corporation	221,703
1,900	Dun & Bradstreet Corporation	154,299
6,000	Eaton Corporation	267,660
27,200	Emerson Electric Company	881,280
4,600	Equifax, Inc.	120,060
7,700	Expeditors International of Washington, Inc.	256,718
4,700	Fastenal Company[a]	155,899
11,260	FedEx Corporation	626,281
2,000	Flowserve Corporation	139,620
6,600	Fluor Corporation	338,514
14,000	General Dynamics Corporation	775,460
383,200	General Electric Company	4,491,104
4,500	Goodrich Corporation	224,865
26,875	Honeywell International, Inc.	843,875
13,900	Illinois Tool Works, Inc.	519,026
6,500	Iron Mountain, Inc.[b]	186,875
6,600	ITT Corporation	293,700
4,500	Jacobs Engineering Group, Inc.[b]	189,405
4,300	L-3 Communications Holdings, Inc.	298,334
11,800	Lockheed Martin Corporation	951,670
4,700	Manitowoc Company, Inc.	24,722
13,000	Masco Corporation	124,540
4,600	Monster Worldwide, Inc.[b]	54,326
13,300	Norfolk Southern Corporation	501,011

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (98.3%)	Value
Industrials (9.7%) - continued
11,798	Northrop Grumman Corporation	$538,932
13,137	PACCAR, Inc.	427,084
4,300	Pall Corporation	114,208
5,775	Parker-Hannifin Corporation	248,094
7,500	Pitney Bowes, Inc.	164,475
5,100	Precision Castparts Corporation	372,453
7,400	Quanta Services, Inc.[b]	171,162
7,400	R.R. Donnelley & Sons Company	85,988
14,300	Raytheon Company	635,349
11,620	Republic Services, Inc.	283,644
5,500	Robert Half International, Inc.	129,910
5,100	Rockwell Automation, Inc.	163,812
5,700	Rockwell Collins, Inc.	237,861
2,000	Ryder System, Inc.	55,840
26,800	Southwest Airlines Company	180,364
3,100	Stericycle, Inc.[b]	159,743
9,700	Textron, Inc.	93,702
18,200	Union Pacific Corporation	947,492
36,000	United Parcel Service, Inc.	1,799,640
34,100	United Technologies Corporation	1,771,836
2,300	W.W. Grainger, Inc.	188,324
17,799	Waste Management, Inc.	501,220

	Total Industrials	28,651,650

Information Technology (18.1%)
18,900	Adobe Systems, Inc.[b]	534,870
20,200	Advanced Micro Devices, Inc.[a,b]	78,174
3,500	Affiliated Computer Services, Inc.[b]	155,470
12,415	Agilent Technologies, Inc.[b]	252,149
6,200	Akamai Technologies, Inc.[b]	118,916
10,600	Altera Corporation	172,568
6,200	Amphenol Corporation	196,168
10,500	Analog Devices, Inc.	260,190
32,200	Apple, Inc.[b]	4,586,246
48,200	Applied Materials, Inc.	528,754
8,200	Autodesk, Inc.[b]	155,636
18,200	Automatic Data Processing, Inc.	645,008
6,700	BMC Software, Inc.[b]	226,393
15,400	Broadcom Corporation[b]	381,766
14,212	CA, Inc.	247,715
3,257	CIENA Corporation[b]	33,710
208,700	Cisco Systems, Inc.[b]	3,890,168
6,500	Citrix Systems, Inc.[b]	207,285
10,500	Cognizant Technology Solutions Corporation[b]	280,350
5,500	Computer Sciences Corporation[b]	243,650
8,800	Compuware Corporation[b]	60,368
4,400	Convergys Corporation[b]	40,832
56,200	Corning, Inc.	902,572
62,900	Dell, Inc.[b]	863,617
39,100	eBay, Inc.[b]	669,783
11,600	Electronic Arts, Inc.[b]	251,952
72,786	EMC Corporation[b]	953,497
6,900	Fidelity National Information Services, Inc.	137,724
5,600	Fiserv, Inc.[b]	255,920
5,500	FLIR Systems, Inc.[b]	124,080
8,700	Google, Inc.[b]	3,667,833
4,800	Harris Corporation	136,128
86,386	Hewlett-Packard Company	3,338,819
202,100	Intel Corporation	3,344,755
47,800	International Business Machines Corporation	4,991,276
11,600	Intuit, Inc.[b]	326,656
7,700	Jabil Circuit, Inc.	57,134
7,962	JDS Uniphase Corporation[b]	45,543
18,900	Juniper Networks, Inc.[b]	446,040
6,100	KLA-Tencor Corporation	154,025
2,800	Lexmark International, Inc.[b]	44,380
8,000	Linear Technology Corporation	186,800
23,500	LSI Corporation[b]	107,160
2,600	MasterCard, Inc.	435,006
5,600	McAfee, Inc.[b]	236,264
8,100	MEMC Electronic Materials, Inc.[b]	144,261
6,600	Microchip Technology, Inc.[a]	148,830
30,600	Micron Technology, Inc.[a,b]	154,836
277,000	Microsoft Corporation	6,584,291
5,000	Molex, Inc.	77,750
83,090	Motorola, Inc.	550,887
7,100	National Semiconductor Corporation	89,105
12,000	NETAPP, Inc.[b]	236,640
12,500	Novell, Inc.[b]	56,625
3,500	Novellus Systems, Inc.[b]	58,450
19,750	NVIDIA Corporation[b]	222,977
137,037	Oracle Corporation	2,935,332
11,600	Paychex, Inc.	292,320
4,300	QLogic Corporation[b]	54,524
59,900	QUALCOMM, Inc.	2,707,480
3,800	Salesforce.com, Inc.[a,b]	145,046
8,200	SanDisk Corporation[b]	120,458
26,950	Sun Microsystems, Inc.[b]	248,479
29,624	Symantec Corporation[b]	460,949
14,300	Tellabs, Inc.[b]	81,939
6,300	Teradata Corporation[b]	147,609
6,200	Teradyne, Inc.[b]	42,532
46,200	Texas Instruments, Inc.	984,060
7,100	Total System Services, Inc.	95,069
7,000	VeriSign, Inc.[b]	129,360
7,600	Western Digital Corporation[b]	201,400
25,380	Western Union Company	416,232
31,300	Xerox Corporation	202,824
9,900	Xilinx, Inc.	202,554
50,400	Yahoo!, Inc.[b]	789,264

	Total Information Technology	53,555,433

Materials (3.2%)
7,600	Air Products and Chemicals, Inc.	490,884
4,000	AK Steel Holding Corporation	76,760
35,264	Alcoa, Inc.	364,277
3,569	Allegheny Technologies, Inc.	124,665
3,400	Ball Corporation	153,544
3,600	Bemis Company, Inc.	90,720
1,700	CF Industries Holdings, Inc.	126,038
38,893	Dow Chemical Company	627,733
32,611	E.I. du Pont de Nemours and Company	835,494
2,600	Eastman Chemical Company	98,540
6,100	Ecolab, Inc.	237,839
14,896	Freeport-McMoRan Copper & Gold, Inc.	746,439

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (98.3%)	Value
Materials (3.2%) - continued
2,800	International Flavors & Fragrances, Inc.	$91,616
15,671	International Paper Company	237,102
6,181	MeadWestvaco Corporation	101,430
19,778	Monsanto Company	1,470,297
17,648	Newmont Mining Corporation	721,274
11,400	Nucor Corporation	506,502
6,000	Owens-Illinois, Inc.[b]	168,060
4,800	Pactiv Corporation[b]	104,304
5,900	PPG Industries, Inc.	259,010
11,100	Praxair, Inc.	788,877
5,752	Sealed Air Corporation	106,124
4,400	Sigma-Aldrich Corporation	218,064
3,100	Titanium Metals Corporation	28,489
5,100	United States Steel Corporation[a]	182,274
4,500	Vulcan Materials Company[a]	193,950
7,600	Weyerhaeuser Company	231,268

	Total Materials	9,381,574

Telecommunications Services (3.5%)
14,400	American Tower Corporation[b]	454,032
213,539	AT&T, Inc.	5,304,309
3,600	CenturyTel, Inc.[a]	110,520
5,201	Embarq Corporation	218,754
11,300	Frontier Communications Corporation	80,682
8,500	MetroPCS Communications, Inc.[b]	113,135
53,572	Qwest Communications International, Inc.[a]	222,324
103,920	Sprint Nextel Corporation[b]	499,855
102,696	Verizon Communications, Inc.	3,155,848
15,807	Windstream Corporation	132,146

	Total Telecommunications Services	10,291,605

Utilities (4.0%)
24,100	AES Corporation[b]	279,801
6,100	Allegheny Energy, Inc.	156,465
7,700	Ameren Corporation	191,653
17,260	American Electric Power Company, Inc.	498,641
12,573	CenterPoint Energy, Inc.	139,309
8,200	CMS Energy Corporation	99,056
9,900	Consolidated Edison, Inc.[a]	370,458
7,200	Constellation Energy Group, Inc.	191,376
21,394	Dominion Resources, Inc.	714,987
5,900	DTE Energy Company	188,800
46,608	Duke Energy Corporation	680,011
18,304	Dynegy, Inc.[b]	41,550
11,800	Edison International, Inc.	371,228
7,100	Entergy Corporation	550,392
4,700	EQT Corporation	164,077
23,824	Exelon Corporation	1,220,027
11,000	FirstEnergy Corporation	426,250
14,800	FPL Group, Inc.	841,528
2,715	Integrys Energy Group, Inc.	81,423
1,600	Nicor, Inc.	55,392
9,909	NiSource, Inc.	115,539
6,300	Northeast Utilities	140,553
7,900	Pepco Holdings, Inc.	106,176
13,300	PG&E Corporation	511,252
3,700	Pinnacle West Capital Corporation	111,555
13,600	PPL Corporation	448,256
10,120	Progress Energy, Inc.	382,840
18,300	Public Service Enterprise Group, Inc.	597,129
6,300	Questar Corporation	195,993
4,400	SCANA Corporation	142,868
8,775	Sempra Energy	435,503
28,300	Southern Company	881,828
7,700	TECO Energy, Inc.	91,861
4,200	Wisconsin Energy Corporation	170,982
16,405	Xcel Energy, Inc.	302,016

	Total Utilities	11,896,775

	Total Common Stock (cost $353,263,885)	291,111,437

	Collateral Held for Securities Loaned (2.0%)
5,861,549	Thrivent Financial Securities Lending Trust	5,861,549

	Total Collateral Held for Securities Loaned (cost $5,861,549)	5,861,549

Shares or Principal Amount	Short-Term Investments (1.8%)[c]
	Federal Home Loan Mortgage Corporation Discount Notes
1,150,000	0.209%, 9/21/2009[d]	1,149,455
4,082,419	Thrivent Money Market Portfolio	4,082,419

	Total Short-Term Investments (at amortized cost)	5,231,874

	Total Investments (cost $364,357,308) 102.1%	$302,204,860

	Other Assets and Liabilities, Net (2.1%)	(6,071,376)

	Total Net Assets 100.0%	$296,133,484

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	At June 30, 2009, $1,149,455 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$47,946,517
Gross unrealized depreciation	(110,098,965)

Net unrealized appreciation (depreciation)	$(62,152,448)

Cost for federal income tax purposes	$364,357,308

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Large Cap Index Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	26,072,416	26,072,416	—	—
Consumer Staples	34,849,328	34,849,328	—	—
Energy	36,151,582	36,151,582	—	—
Financials	39,580,754	39,580,754	—	—
Health Care	40,680,320	40,680,320	—	—
Industrials	28,651,650	28,651,650	—	—
Information Technology	53,555,433	53,555,433	—	—
Materials	9,381,574	9,381,574	—	—
Telecommunications Services	10,291,605	10,291,605	—	—
Utilities	11,896,775	11,896,775	—	—
Collateral Held for Securities Loaned	5,861,549	5,861,549	—	—
Short-Term Investments	5,231,874	—	5,231,874	—

Total	$302,204,860	$296,972,986	$5,231,874	$—

Other Financial Instruments*	($104,980)	($104,980)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	21	September 2009	$4,911,355	$4,806,375	($104,980)
Total Futures Contracts					($104,980)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	104,980
Total Equity Contracts		104,980

Total Liability Derivatives		$104,980

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	376,388
Total Equity Contracts		376,388

Total		$376,388

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Equity Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(122,295)
Total Equity Contracts		(122,295)

Total		($122,295)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$1,750,233	$27,615,472	$25,283,286	4,082,419	$4,082,419	$7,279
Thrivent Financial Securities Lending Trust	7,915,380	41,103,271	43,157,102	5,861,549	5,861,549	140,712
Total Value and Income Earned	9,665,613				9,943,968	147,991

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (82.4%)	Value
Consumer Discretionary (8.3%)
4,300	Best Buy Company, Inc.	$144,007
11,200	CBS Corporation	77,504
5,700	Comcast Corporation	82,593
3,600	Family Dollar Stores, Inc.	101,880
6,300	Genuine Parts Company	211,428
23,800	Home Depot, Inc.	562,394
16,300	KB Home	222,984
5,800	McDonald’s Corporation[a]	333,442
11,100	McGraw-Hill Companies, Inc.[a]	334,221
1,500	National Presto Industries, Inc.	114,150
5,900	Snap-On, Inc.	169,566
4,400	Stanley Works	148,896
8,600	Staples, Inc.	173,462
300	Starwood Hotels & Resorts Worldwide, Inc.	6,660
14,333	Time Warner, Inc.	361,048
3,200	VF Corporation	177,120
5,100	Whirlpool Corporation	217,056

	Total Consumer Discretionary	3,438,411

Consumer Staples (9.2%)
15,900	Altria Group, Inc.	260,601
3,200	Coca-Cola Company	153,568
3,200	ConAgra Foods, Inc.	60,992
2,700	CVS Caremark Corporation	86,049
2,700	Diageo plc ADR	154,575
4,200	General Mills, Inc.	235,284
5,200	Kimberly-Clark Corporation	272,636
13,500	Kraft Foods, Inc.[a]	342,090
4,400	Lorillard, Inc.[a]	298,188
2,000	McCormick & Company, Inc.	65,060
12,400	Nu Skin Enterprises, Inc.	189,720
3,200	PepsiCo, Inc.	175,872
11,200	Philip Morris International, Inc.	488,544
6,608	Procter & Gamble Company	337,669
10,300	SUPERVALU, Inc.	133,385
4,000	SYSCO Corporation	89,920
13,200	Tyson Foods, Inc.	166,452
3,700	Unilever plc ADR	86,950
1,100	Village Super Market, Inc.	32,725
4,500	Wal-Mart Stores, Inc.	217,980

	Total Consumer Staples	3,848,260

Energy (12.7%)
1,700	Apache Corporation	122,655
11,300	BJ Services Company	154,019
5,600	BP plc ADR	267,008
11,100	Chevron Corporation	735,375
16,500	ConocoPhillips	693,990
2,000	Devon Energy Corporation	109,000
1,600	Diamond Offshore Drilling, Inc.	132,880
1,600	Encana Corporation	79,152
4,300	ENSCO International, Inc.	149,941
12,100	Exxon Mobil Corporation	845,911
6,300	Halliburton Company	130,410
9,800	Marathon Oil Corporation	295,274
3,900	National Oilwell Varco, Inc.[b]	127,374
5,500	Noble Corporation	166,375
4,000	Occidental Petroleum Corporation	263,240
700	PetroChina Company, Ltd.	77,336
2,600	Petroleo Brasileiro SA ADR	86,736
3,300	Royal Dutch Shell plc ADR	165,627
9,200	Teekay Shipping Corporation	193,476
3,700	Tidewater, Inc.	158,619
3,050	Total SA ADR	165,402
6,300	Valero Energy Corporation	106,407
2,000	XTO Energy, Inc.	76,280

	Total Energy	5,302,487

Financials (14.9%)
5,800	ACE, Ltd.	256,534
4,600	AFLAC, Inc.	143,014
7,500	Allstate Corporation	183,000
400	AMB Property Corporation	7,524
300	American Campus Communities, Inc.	6,654
5,300	American Express Company	123,172
6,600	Ameriprise Financial, Inc.	160,182
6,500	Annaly Capital Management, Inc.	98,410
312	AvalonBay Communities, Inc.	17,453
18,700	Bank of America Corporation	246,840
7,400	Bank of New York Mellon Corporation	216,894
7,400	BB&T Corporation	162,652
600	BlackRock, Inc.	105,252
1,250	Boston Properties, Inc.	59,625
200	BRE Properties, Inc.	4,752
650	Brookfield Properties Corporation	5,180
300	Camden Property Trust	8,280
3,100	Chubb Corporation	123,628
2,100	City Holding Company	63,756
300	Corporate Office Properties Trust	8,799
2,200	Cullen/Frost Bankers, Inc.	101,464
900	DCT Industrial Trust, Inc.	3,672
400	Digital Realty Trust, Inc.	14,340
500	Douglas Emmett, Inc.	4,495
200	Equity Lifestyle Properties, Inc.	7,436
950	Equity Residential REIT	21,118
150	Essex Property Trust, Inc.	9,335
100	Federal Realty Investment Trust	5,152
1,700	Goldman Sachs Group, Inc.	250,648
800	Health Care Property Investors, Inc.	16,952
300	Health Care REIT, Inc.	10,230
1,400	Highwoods Properties, Inc.	31,318
100	Home Properties, Inc.	3,410
1,900	Hospitality Properties Trust	22,591
1,800	Host Marriott Corporation	15,102
10,600	Hudson City Bancorp, Inc.	140,874
34,500	J.P. Morgan Chase & Company	1,176,795
850	Kimco Realty Corporation	8,543
400	Liberty Property Trust	9,216
513	Macerich Company	9,034
300	Mack-Cali Realty Corporation	6,840
3,100	Morgan Stanley	88,381
500	Nationwide Health Properties, Inc.	12,870
5,900	New York Community Bancorp, Inc.	63,071
7,630	People’s United Financial, Inc.	114,755
250	Plum Creek Timber Company, Inc.	7,445

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (82.4%)	Value
Financials (14.9%) - continued
4,900	PNC Financial Services Group, Inc.	$190,169
900	ProLogis Trust	7,254
400	Public Storage, Inc.	26,192
400	Regency Centers Corporation	13,964
500	Senior Housing Property Trust	8,160
835	Simon Property Group, Inc.	42,944
9,000	State Street Corporation	424,800
8,400	Sunstone Hotel Investors, Inc.	44,940
4,500	T. Rowe Price Group, Inc.	187,515
200	Tanger Factory Outlet Centers, Inc.	6,486
300	Taubman Centers, Inc.	8,058
10,400	Travelers Companies, Inc.	426,816
13,600	U.S. Bancorp	243,712
600	Ventas, Inc.	17,916
566	Vornado Realty Trust	25,487
15,400	Wells Fargo & Company	373,604

	Total Financials	6,204,705

Health Care (8.9%)
7,200	Abbott Laboratories	338,688
1,100	Amgen, Inc.[b]	58,234
2,300	Baxter International, Inc.	121,808
1,200	Becton, Dickinson and Company	85,572
58,300	Boston Scientific Corporation[b]	591,162
10,900	Bristol-Myers Squibb Company	221,379
5,200	Eli Lilly and Company	180,128
9,500	Johnson & Johnson	539,600
4,400	Medtronic, Inc.	153,516
8,500	Merck & Company, Inc.	237,660
3,450	Novartis AG ADR	140,726
36,600	Pfizer, Inc.	549,000
600	Teva Pharmaceutical Industries, Ltd. ADR	29,604
4,300	UnitedHealth Group, Inc.	107,414
7,600	Wyeth	344,964

	Total Health Care	3,699,455

Industrials (7.8%)
3,100	3M Company	186,310
3,100	Caterpillar, Inc.	102,424
4,200	Dover Corporation	138,978
2,700	Eaton Corporation	120,447
4,000	Emerson Electric Company	129,600
3,100	FedEx Corporation	172,422
3,600	Fluor Corporation	184,644
2,500	General Dynamics Corporation	138,475
33,100	General Electric Company	387,932
3,700	Honeywell International, Inc.	116,180
9,100	Illinois Tool Works, Inc.	339,794
3,800	Parker-Hannifin Corporation	163,248
10,800	R.R. Donnelley & Sons Company	125,496
3,400	Republic Services, Inc.	82,994
5,400	Timken Company	92,232
11,100	Tyco International, Ltd.	288,378
2,900	United Parcel Service, Inc.	144,971
6,500	United Technologies Corporation	337,740

	Total Industrials	3,252,265

Information Technology (8.6%)
3,600	Accenture, Ltd.	120,456
9,100	Cisco Systems, Inc.[b]	169,624
400	Google, Inc.[b]	168,636
4,200	Harris Corporation	119,112
4,200	Hewlett-Packard Company	162,330
18,400	Intel Corporation	304,520
5,000	International Business Machines Corporation	522,100
20,700	Microsoft Corporation	492,039
8,000	Nokia Oyj ADR	116,640
27,200	Oracle Corporation	582,624
6,500	Paychex, Inc.	163,800
6,800	QUALCOMM, Inc.	307,360
10,300	Tyco Electronics, Ltd.	191,477
25,700	United Online, Inc.	167,307

	Total Information Technology	3,588,025

Materials (3.8%)
2,200	Air Products and Chemicals, Inc.	142,098
3,300	BHP Billiton, Ltd.	180,609
9,200	E.I. du Pont de Nemours and Company	235,704
3,800	Lubrizol Corporation	179,778
4,800	Nucor Corporation	213,264
9,500	Olin Corporation	112,955
9,900	Packaging Corporation of America	160,380
3,400	PPG Industries, Inc.	149,260
1,100	Praxair, Inc.	78,177
7,000	Southern Copper Corporation	143,080

	Total Materials	1,595,305

Telecommunications Services (4.1%)
31,700	AT&T, Inc.	787,428
18,400	Verizon Communications, Inc.	565,432
8,800	Vodafone Group plc ADR	171,512
19,800	Windstream Corporation	165,528

	Total Telecommunications Services	1,689,900

Utilities (4.1%)
4,800	AGL Resources, Inc.	152,640
11,300	Duke Energy Corporation	164,867
5,500	Energen Corporation	219,450
1,100	Entergy Corporation	85,272
2,600	Exelon Corporation	133,146
4,500	FPL Group, Inc.	255,870
7,400	Integrys Energy Group, Inc.	221,926
4,500	Mirant Corporation[b]	70,830
13,300	NiSource, Inc.	155,078
3,800	PG&E Corporation	146,072
2,700	Questar Corporation	83,997

	Total Utilities	1,689,148

	Total Common Stock (cost $37,933,825)	34,307,961

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Preferred Stock (0.4%)	Value
Financials (0.2%)
3,000	U.S. Bancorp, 7.875%	$74,550

	Total Financials	74,550

Utilities (0.2%)
2,870	Xcel Energy, Inc., 7.600%	72,697

	Total Utilities	72,697

	Total Preferred Stock (cost $150,381)	147,247

Principal Amount	Long-Term Fixed Income (0.1%)
Financials (0.1%)
	American International Group, Inc.
150,000	8.175%, 5/15/2058[c]	42,794

	Total Financials	42,794

	Total Long-Term Fixed Income (cost $150,000)	42,794

Shares or Principal Amount	Short-Term Investments (16.7%)[d]
	Federal Home Loan Mortgage Corporation Discount Notes
600,000	0.190%, 9/21/2009[e]	599,744
6,390,430	Thrivent Money Market Portfolio	6,390,430

	Total Short-Term Investments (at amortized cost)	6,990,174

	Total Investments (cost $45,224,380) 99.6%	$41,488,176

	Other Assets and Liabilities, Net 0.4%	151,376

	Total Net Assets 100.0%	$41,639,552

a	All or a portion of the security was earmarked to cover options.
b	Non-income producing security.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2009, the value of these investments was $42,794 or 0.1% of total net assets.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
e	At June 30, 2009, $599,744 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,820,672
Gross unrealized depreciation	(5,556,876)

Net unrealized appreciation (depreciation)	$(3,736,204)

Cost for federal income tax purposes	$45,224,380

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Equity Income Plus Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	3,438,411	3,438,411	—	—
Consumer Staples	3,848,260	3,848,260	—	—
Energy	5,302,487	5,302,487	—	—
Financials	6,204,705	6,204,705	—	—
Health Care	3,699,455	3,699,455	—	—
Industrials	3,252,265	3,252,265	—	—
Information Technology	3,588,025	3,588,025	—	—
Materials	1,595,305	1,595,305	—	—
Telecommunications Services	1,689,900	1,689,900	—	—
Utilities	1,689,148	1,689,148	—	—
Preferred Stock
Financials	74,550	74,550	—	—
Utilities	72,697	72,697	—	—
Long-Term Fixed Income
Financials	42,794	—	42,794	—
Short-Term Investments	6,990,174	6,390,430	599,744	—

Total	$41,488,176	$40,845,638	$642,538	$—

Other Financial Instruments*	($94,827)	($94,827)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	105	September 2009	$4,904,446	$4,806,375	($98,071)
Total Futures Contracts					($98,071)

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	25	$945.00	July 2009	($7,625)	$3,244
Total Call Options Written				($7,625)	$3,244

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Option Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	$3,244
Total Equity Contracts		3,244

Total Asset Derivatives		$3,244

Liability Derivatives
Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	98,071
Total Equity Contracts		98,071

Total Liability Derivatives		$98,071

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Option Written	Net realized gains/(losses) on Written option contracts	51,480
Future	Net realized gains/(losses) on Futures contracts	305,038
Total Equity Contracts		356,518

Total		$356,518

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Equity Contracts
Option Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	1,756
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(232,490)
Total Equity Contracts		(230,734)

Total		($230,734)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Equity Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$6,999,027	$13,225,157	$13,833,754	6,390,430	$6,390,430	$20,677
Total Value and Income Earned	6,999,027				6,390,430	20,677

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (67.7%)	Value
Consumer Discretionary (6.1%)
1,900	Abercrombie & Fitch Company	$48,241
6,900	Amazon.com, Inc.[a]	577,254
2,300	Apollo Group, Inc.[a]	163,576
2,400	AutoNation, Inc.[a]	41,640
800	AutoZone, Inc.[a]	120,888
5,600	Bed Bath & Beyond, Inc.[a]	172,200
7,375	Best Buy Company, Inc.	246,989
1,800	Big Lots, Inc.[a]	37,854
1,300	Black & Decker Corporation	37,258
9,500	Carnival Corporation	244,815
14,762	CBS Corporation	102,153
2,700	Centex Corporation	22,842
6,900	Coach, Inc.	185,472
62,665	Comcast Corporation	908,016
6,000	D.R. Horton, Inc.	56,160
3,000	Darden Restaurants, Inc.	98,940
1,300	DeVry, Inc.	65,052
11,400	DIRECTV Group, Inc.[a,b]	281,694
5,800	Eastman Kodak Company	17,168
4,600	Expedia, Inc.[a]	69,506
3,100	Family Dollar Stores, Inc.	87,730
69,988	Ford Motor Company[a]	424,827
3,300	Fortune Brands, Inc.	114,642
3,500	GameStop Corporation[a]	77,035
5,000	Gannett Company, Inc.	17,850
10,000	Gap, Inc.	164,000
3,500	Genuine Parts Company	117,460
5,300	Goodyear Tire & Rubber Company[a]	59,678
7,400	H&R Block, Inc.	127,502
5,100	Harley-Davidson, Inc.[b]	82,671
1,500	Harman International Industries, Inc.	28,200
2,700	Hasbro, Inc.	65,448
36,800	Home Depot, Inc.	869,584
6,400	International Game Technology	101,760
10,389	Interpublic Group of Companies, Inc.[a]	52,464
4,800	J.C. Penney Company, Inc.	137,808
12,900	Johnson Controls, Inc.	280,188
1,700	KB Home	23,256
6,600	Kohl’s Corporation[a]	282,150
3,400	Leggett & Platt, Inc.	51,782
3,100	Lennar Corporation	30,039
5,862	Limited Brands, Inc.	70,168
32,000	Lowe’s Companies, Inc.	621,120
9,100	Macy’s, Inc	107,016
6,423	Marriott International, Inc.	141,756
7,825	Mattel, Inc.	125,591
24,000	McDonald’s Corporation	1,379,760
6,800	McGraw-Hill Companies, Inc.	204,748
800	Meredith Corporation	20,440
2,600	New York Times Company	14,326
6,026	Newell Rubbermaid, Inc.	62,731
49,900	News Corporation	454,589
8,400	NIKE, Inc.	434,952
3,500	Nordstrom, Inc.	69,615
6,000	Office Depot, Inc.[a]	27,360
6,800	Omnicom Group, Inc.	214,744
3,000	O’Reilly Automotive, Inc.[a]	114,240
1,300	Polo Ralph Lauren Corporation	69,602
4,700	Pulte Homes, Inc.	41,501
2,700	RadioShack Corporation	37,692
2,000	Scripps Networks Interactive	55,660
1,180	Sears Holdings Corporation[a,b]	78,494
2,200	Sherwin-Williams Company	118,250
1,300	Snap-On, Inc.	37,362
1,800	Stanley Works	60,912
15,500	Staples, Inc.	312,635
16,000	Starbucks Corporation[a]	222,240
4,000	Starwood Hotels & Resorts Worldwide, Inc.	88,800
16,300	Target Corporation	643,361
2,700	Tiffany & Company	68,472
7,580	Time Warner Cable, Inc.[b]	240,059
26,016	Time Warner, Inc.	655,343
9,000	TJX Companies, Inc.	283,140
1,900	VF Corporation	105,165
13,162	Viacom, Inc.[a]	298,777
40,287	Walt Disney Company	939,896
130	Washington Post Company	45,783
1,658	Whirlpool Corporation[b]	70,564
3,832	Wyndham Worldwide Corporation	46,444
1,400	Wynn Resorts, Ltd.[a]	49,420
9,920	Yum! Brands, Inc.	330,733

	Total Consumer Discretionary	15,657,253

Consumer Staples (8.1%)
44,900	Altria Group, Inc.	735,911
13,841	Archer-Daniels-Midland Company	370,524
9,200	Avon Products, Inc.	237,176
2,125	Brown-Forman Corporation	91,333
4,300	Campbell Soup Company	126,506
3,000	Clorox Company	167,490
43,200	Coca-Cola Company	2,073,168
6,900	Coca-Cola Enterprises, Inc.	114,885
10,800	Colgate-Palmolive Company	763,992
9,700	ConAgra Foods, Inc.	184,882
4,200	Constellation Brands, Inc.[a]	53,256
9,400	Costco Wholesale Corporation	429,580
31,605	CVS Caremark Corporation	1,007,251
3,800	Dean Foods Company[a]	72,922
5,500	Dr. Pepper Snapple Group, Inc.[a]	116,545
2,500	Estee Lauder Companies, Inc.	81,675
7,200	General Mills, Inc.	403,344
6,850	H.J. Heinz Company	244,545
3,600	Hershey Company	129,600
1,600	Hormel Foods Corporation	55,264
2,555	J.M. Smucker Company	124,326
5,500	Kellogg Company	256,135
8,980	Kimberly-Clark Corporation	470,821
31,960	Kraft Foods, Inc.	809,866
14,100	Kroger Company	310,905
3,700	Lorillard, Inc.	250,749
2,900	McCormick & Company, Inc.	94,337
3,300	Molson Coors Brewing Company	139,689
3,000	Pepsi Bottling Group, Inc.	101,520
33,820	PepsiCo, Inc.	1,858,747
42,600	Philip Morris International, Inc.	1,858,212
63,279	Procter & Gamble Company	3,233,557

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (67.7%)	Value
Consumer Staples (8.1%) - continued
3,700	Reynolds American, Inc.	$142,894
9,200	Safeway, Inc.	187,404
15,100	Sara Lee Corporation	147,376
4,569	SUPERVALU, Inc.	59,169
12,900	SYSCO Corporation	289,992
6,600	Tyson Foods, Inc.	83,226
21,500	Walgreen Company	632,100
48,400	Wal-Mart Stores, Inc.	2,344,496
3,100	Whole Foods Market, Inc.[b]	58,838

	Total Consumer Staples	20,914,208

Energy (8.4%)
10,836	Anadarko Petroleum Corporation	491,846
7,268	Apache Corporation	524,386
6,720	Baker Hughes, Inc.	244,877
6,300	BJ Services Company	85,869
2,300	Cabot Oil & Gas Corporation	70,472
4,800	Cameron International Corporation[a]	135,840
12,200	Chesapeake Energy Corporation	241,926
43,474	Chevron Corporation	2,880,152
32,082	ConocoPhillips	1,349,369
3,900	CONSOL Energy, Inc.	132,444
5,400	Denbury Resources, Inc.[a]	79,542
9,600	Devon Energy Corporation	523,200
1,600	Diamond Offshore Drilling, Inc.	132,880
15,186	El Paso Corporation	140,167
3,100	ENSCO International, Inc.	108,097
5,400	EOG Resources, Inc.	366,768
105,872	Exxon Mobil Corporation	7,401,512
2,700	FMC Technologies, Inc.[a]	101,466
19,500	Halliburton Company	403,650
6,100	Hess Corporation	327,875
15,322	Marathon Oil Corporation	461,652
1,900	Massey Energy Company	37,126
4,200	Murphy Oil Corporation	228,144
6,200	Nabors Industries, Ltd.[a]	96,596
9,000	National Oilwell Varco, Inc.[a]	293,940
3,800	Noble Energy, Inc.	224,086
17,600	Occidental Petroleum Corporation	1,158,256
5,800	Peabody Energy Corporation	174,928
2,500	Pioneer Natural Resources Company	63,750
3,400	Range Resources Corporation	140,794
2,500	Rowan Companies, Inc.	48,300
26,000	Schlumberger, Ltd.	1,406,860
4,800	Smith International, Inc.	123,600
7,400	Southwestern Energy Company[a]	287,490
13,921	Spectra Energy Corporation	235,543
2,600	Sunoco, Inc.	60,320
3,000	Tesoro Petroleum Corporation	38,190
12,100	Valero Energy Corporation	204,369
12,500	Williams Companies, Inc.	195,125
12,550	XTO Energy, Inc.	478,657

	Total Energy	21,700,064

Financials (9.2%)
10,100	AFLAC, Inc.	314,009
11,596	Allstate Corporation	282,942
25,800	American Express Company	599,592
58,402	American International Group, Inc.[b]	67,746
5,540	Ameriprise Financial, Inc.	134,456
6,050	Aon Corporation	229,114
2,554	Apartment Investment & Management Company	22,603
2,600	Assurant, Inc.	62,634
1,753	AvalonBay Communities, Inc.	98,063
175,654	Bank of America Corporation	2,318,633
26,001	Bank of New York Mellon Corporation	762,089
14,000	BB&T Corporation	307,720
3,000	Boston Properties, Inc.	143,100
9,765	Capital One Financial Corporation	213,658
5,100	CB Richard Ellis Group, Inc.[a]	47,736
20,425	Charles Schwab Corporation	358,254
7,700	Chubb Corporation	307,076
3,551	Cincinnati Financial Corporation	79,365
8,500	CIT Group, Inc.[b]	18,275
119,989	Citigroup, Inc.[b]	356,367
1,400	CME Group, Inc.	435,554
3,300	Comerica, Inc.	69,795
10,395	Discover Financial Services	106,757
22,000	E*TRADE Financial Corporation[a]	28,160
5,900	Equity Residential REIT	131,157
2,000	Federated Investors, Inc.	48,180
16,016	Fifth Third Bancorp	113,714
4,693	First Horizon National Corporation[a]	56,316
3,300	Franklin Resources, Inc.	237,633
9,400	Genworth Financial, Inc.	65,706
10,900	Goldman Sachs Group, Inc.	1,607,096
7,100	Hartford Financial Services Group, Inc.	84,277
5,900	Health Care Property Investors, Inc.	125,021
2,400	Health Care REIT, Inc.	81,840
13,000	Host Marriott Corporation	109,070
11,300	Hudson City Bancorp, Inc.	150,177
11,816	Huntington Bancshares, Inc.[b]	49,391
1,500	IntercontinentalExchange, Inc.[a]	171,360
8,900	Invesco, Ltd.	158,598
84,724	J.P. Morgan Chase & Company	2,889,936
3,500	Janus Capital Group, Inc.	39,900
15,400	KeyCorp	80,696
7,100	Kimco Realty Corporation	71,355
3,100	Legg Mason, Inc.	75,578
3,900	Leucadia National Corporation[a]	82,251
6,411	Lincoln National Corporation	110,333
7,900	Loews Corporation	216,460
1,800	M&T Bank Corporation[b]	91,674
11,300	Marsh & McLennan Companies, Inc.	227,469
7,700	Marshall & Ilsley Corporation	36,960
3,700	MBIA, Inc.[a]	16,021
17,766	MetLife, Inc.	533,158
4,200	Moody’s Corporation	110,670
29,390	Morgan Stanley	837,909
3,000	Nasdaq OMX Group, Inc.[a]	63,930
5,200	Northern Trust Corporation	279,136
5,700	NYSE Euronext	155,325

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (67.7%)	Value
Financials (9.2%) - continued
7,600	People’s United Financial, Inc.	$114,304
3,600	Plum Creek Timber Company, Inc.[b]	107,208
10,020	PNC Financial Services Group, Inc.	388,876
6,800	Principal Financial Group, Inc.	128,112
14,800	Progressive Corporation[a]	223,628
9,600	ProLogis Trust	77,376
10,000	Prudential Financial, Inc.	372,200
2,800	Public Storage, Inc.	183,344
25,100	Regions Financial Corporation	101,404
6,066	Simon Property Group, Inc.	311,974
10,100	SLM Corporation[a]	103,727
10,800	State Street Corporation	509,760
10,100	SunTrust Banks, Inc.	166,145
5,600	T. Rowe Price Group, Inc.	233,352
1,800	Torchmark Corporation	66,672
12,625	Travelers Companies, Inc.	518,130
41,221	U.S. Bancorp	738,680
7,158	UnumProvident Corporation	113,526
3,400	Ventas, Inc.	101,524
3,526	Vornado Realty Trust	158,776
101,082	Wells Fargo & Company	2,452,249
7,400	XL Capital, Ltd.	84,804
2,500	Zions Bancorporation[b]	28,900

	Total Financials	23,756,666

Health Care (9.4%)
33,500	Abbott Laboratories	1,575,840
9,656	Aetna, Inc.	241,883
6,600	Allergan, Inc.	314,028
6,600	AmerisourceBergen Corporation	117,084
21,952	Amgen, Inc.[a]	1,162,139
13,100	Baxter International, Inc.	693,776
5,200	Becton, Dickinson and Company	370,812
6,230	Biogen Idec, Inc.[a]	281,284
32,750	Boston Scientific Corporation[a]	332,085
43,000	Bristol-Myers Squibb Company	873,330
2,200	C.R. Bard, Inc.	163,790
7,775	Cardinal Health, Inc.	237,526
9,900	Celgene Corporation[a]	473,616
1,700	Cephalon, Inc.[a,b]	96,305
5,900	CIGNA Corporation	142,131
3,150	Coventry Health Care, Inc.[a]	58,936
2,300	DaVita, Inc.[a]	113,758
3,300	Dentsply International, Inc.	100,716
21,900	Eli Lilly and Company	758,616
5,900	Express Scripts, Inc.[a]	405,625
6,500	Forest Laboratories, Inc.[a]	163,215
5,800	Genzyme Corporation[a]	322,886
19,700	Gilead Sciences, Inc.[a]	922,748
3,530	Hospira, Inc.[a]	135,976
3,600	Humana, Inc.[a]	116,136
4,000	IMS Health, Inc.	50,800
800	Intuitive Surgical, Inc.[a,b]	130,928
59,806	Johnson & Johnson	3,396,981
5,333	King Pharmaceuticals, Inc.[a]	51,357
2,400	Laboratory Corporation of America Holdings[a]	162,696
3,737	Life Technologies Corporation[a]	155,908
5,880	McKesson Corporation	258,720
10,510	Medco Health Solutions, Inc.[a]	479,361
24,300	Medtronic, Inc.	847,827
45,800	Merck & Company, Inc.	1,280,568
1,200	Millipore Corporation[a]	84,252
6,600	Mylan Laboratories, Inc.[a,b]	86,130
2,000	Patterson Companies, Inc.[a]	43,400
2,600	PerkinElmer, Inc.	45,240
146,451	Pfizer, Inc.	2,196,765
3,300	Quest Diagnostics, Inc.	186,219
35,400	Schering-Plough Corporation	889,248
7,480	St. Jude Medical, Inc.[a]	307,428
5,200	Stryker Corporation	206,648
9,050	Tenet Healthcare Corporation[a]	25,521
9,000	Thermo Fisher Scientific, Inc.[a]	366,930
25,800	UnitedHealth Group, Inc.	644,484
2,700	Varian Medical Systems, Inc.[a]	94,878
2,100	Waters Corporation[a]	108,087
2,300	Watson Pharmaceuticals, Inc.[a]	77,418
10,500	WellPoint, Inc.[a]	534,345
28,900	Wyeth	1,311,771
4,690	Zimmer Holdings, Inc.[a]	199,794

	Total Health Care	24,397,945

Industrials (6.7%)
15,000	3M Company	901,500
2,400	Avery Dennison Corporation	61,632
15,728	Boeing Company	668,440
5,992	Burlington Northern Santa Fe Corporation	440,652
3,700	C.H. Robinson Worldwide, Inc.	192,955
13,000	Caterpillar, Inc.	429,520
2,900	Cintas Corporation	66,236
3,600	Cooper Industries, Ltd.	111,780
8,600	CSX Corporation	297,818
4,300	Cummins, Inc.	151,403
5,600	Danaher Corporation	345,744
9,200	Deere & Company	367,540
4,100	Dover Corporation	135,669
1,200	Dun & Bradstreet Corporation	97,452
3,600	Eaton Corporation	160,596
16,400	Emerson Electric Company	531,360
2,800	Equifax, Inc.	73,080
4,600	Expeditors International of Washington, Inc.	153,364
2,800	Fastenal Company[b]	92,876
6,740	FedEx Corporation	374,879
1,300	Flowserve Corporation	90,753
3,900	Fluor Corporation	200,031
8,400	General Dynamics Corporation	465,276
230,000	General Electric Company	2,695,600
2,700	Goodrich Corporation	134,919
16,137	Honeywell International, Inc.	506,702
8,300	Illinois Tool Works, Inc.	309,922
4,000	Iron Mountain, Inc.[a]	115,000
4,000	ITT Corporation	178,000
2,600	Jacobs Engineering Group, Inc.[a]	109,434
2,600	L-3 Communications Holdings, Inc.	180,388
7,100	Lockheed Martin Corporation	572,615
2,900	Manitowoc Company, Inc.	15,254
7,800	Masco Corporation	74,724
2,700	Monster Worldwide, Inc.[a]	31,887
7,900	Norfolk Southern Corporation	297,593

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (67.7%)	Value
Industrials (6.7%) - continued
7,106	Northrop Grumman Corporation	$324,602
7,850	PACCAR, Inc.	255,203
2,600	Pall Corporation	69,056
3,550	Parker-Hannifin Corporation	152,508
4,500	Pitney Bowes, Inc.	98,685
3,000	Precision Castparts Corporation	219,090
4,400	Quanta Services, Inc.[a]	101,772
4,500	R.R. Donnelley & Sons Company	52,290
8,600	Raytheon Company	382,098
7,005	Republic Services, Inc.	170,992
3,400	Robert Half International, Inc.	80,308
3,100	Rockwell Automation, Inc.	99,572
3,500	Rockwell Collins, Inc.	146,055
1,200	Ryder System, Inc.	33,504
16,080	Southwest Airlines Company	108,218
1,900	Stericycle, Inc.[a]	97,907
5,800	Textron, Inc.	56,028
10,900	Union Pacific Corporation	567,454
21,600	United Parcel Service, Inc.	1,079,784
20,500	United Technologies Corporation	1,065,180
1,400	W.W. Grainger, Inc.	114,632
10,630	Waste Management, Inc.	299,341

	Total Industrials	17,206,873

Information Technology (12.4%)
11,400	Adobe Systems, Inc.[a]	322,620
12,100	Advanced Micro Devices, Inc.[a,b]	46,827
2,200	Affiliated Computer Services, Inc.[a]	97,724
7,463	Agilent Technologies, Inc.[a]	151,574
3,700	Akamai Technologies, Inc.[a]	70,966
6,400	Altera Corporation	104,192
3,800	Amphenol Corporation	120,232
6,300	Analog Devices, Inc.	156,114
19,400	Apple, Inc.[a]	2,763,142
28,900	Applied Materials, Inc.	317,033
4,900	Autodesk, Inc.[a]	93,002
10,900	Automatic Data Processing, Inc.	386,296
4,100	BMC Software, Inc.[a]	138,539
9,350	Broadcom Corporation[a]	231,786
8,575	CA, Inc.	149,462
2,014	CIENA Corporation[a]	20,845
125,200	Cisco Systems, Inc.[a]	2,333,728
4,000	Citrix Systems, Inc.[a]	127,560
6,300	Cognizant Technology Solutions Corporation[a]	168,210
3,300	Computer Sciences Corporation[a]	146,190
5,300	Compuware Corporation[a]	36,358
2,700	Convergys Corporation[a]	25,056
33,700	Corning, Inc.	541,222
37,800	Dell, Inc.[a]	518,994
23,500	eBay, Inc.[a]	402,555
7,000	Electronic Arts, Inc.[a]	152,040
43,624	EMC Corporation[a]	571,474
4,100	Fidelity National Information Services, Inc.	81,836
3,350	Fiserv, Inc.[a]	153,095
3,200	FLIR Systems, Inc.[a]	72,192
5,200	Google, Inc.[a]	2,192,268
2,900	Harris Corporation	82,244
51,761	Hewlett-Packard Company	2,000,563
121,200	Intel Corporation	2,005,860
28,700	International Business Machines Corporation	2,996,854
7,000	Intuit, Inc.[a]	197,120
4,600	Jabil Circuit, Inc.	34,132
4,800	JDS Uniphase Corporation[a]	27,456
11,300	Juniper Networks, Inc.[a]	266,680
3,700	KLA-Tencor Corporation	93,425
1,700	Lexmark International, Inc.[a]	26,945
4,800	Linear Technology Corporation	112,080
14,100	LSI Corporation[a]	64,296
1,500	MasterCard, Inc.	250,965
3,400	McAfee, Inc.[a]	143,446
4,800	MEMC Electronic Materials, Inc.[a]	85,488
4,000	Microchip Technology, Inc.[b]	90,200
18,400	Micron Technology, Inc.[a]	93,104
166,200	Microsoft Corporation	3,950,574
3,050	Molex, Inc.	47,428
49,721	Motorola, Inc.	329,650
4,300	National Semiconductor Corporation	53,965
7,200	NETAPP, Inc.[a]	141,984
7,500	Novell, Inc.[a]	33,975
2,200	Novellus Systems, Inc.[a]	36,740
11,850	NVIDIA Corporation[a]	133,786
82,159	Oracle Corporation	1,759,846
6,950	Paychex, Inc.	175,140
2,600	QLogic Corporation[a]	32,968
35,900	QUALCOMM, Inc.	1,622,680
2,300	Salesforce.com, Inc.[a,b]	87,791
4,900	SanDisk Corporation[a]	71,981
16,175	Sun Microsystems, Inc.[a]	149,134
17,772	Symantec Corporation[a]	276,532
8,600	Tellabs, Inc.[a]	49,278
3,800	Teradata Corporation[a]	89,034
3,700	Teradyne, Inc.[a]	25,382
27,700	Texas Instruments, Inc.	590,010
4,300	Total System Services, Inc.	57,577
4,200	VeriSign, Inc.[a]	77,616
4,500	Western Digital Corporation[a]	119,250
15,262	Western Union Company	250,297
18,800	Xerox Corporation	121,824
6,000	Xilinx, Inc.	122,760
30,300	Yahoo!, Inc.[a]	474,498

	Total Information Technology	32,145,690

Materials (2.2%)
4,500	Air Products and Chemicals, Inc.	290,655
2,400	AK Steel Holding Corporation	46,056
21,164	Alcoa, Inc.	218,624
2,081	Allegheny Technologies, Inc.	72,689
2,100	Ball Corporation	94,836
2,200	Bemis Company, Inc.	55,440
1,000	CF Industries Holdings, Inc.	74,140
23,377	Dow Chemical Company	377,305
19,619	E.I. du Pont de Nemours and Company	502,639
1,600	Eastman Chemical Company	60,640
3,700	Ecolab, Inc.	144,263
8,844	Freeport-McMoRan Copper & Gold, Inc.	443,173

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (67.7%)	Value
Materials (2.2%) - continued
1,700	International Flavors & Fragrances, Inc.	$55,624
9,421	International Paper Company	142,540
3,780	MeadWestvaco Corporation	62,030
11,866	Monsanto Company	882,118
10,717	Newmont Mining Corporation	438,004
6,800	Nucor Corporation	302,124
3,600	Owens-Illinois, Inc.[a]	100,836
2,900	Pactiv Corporation[a]	63,017
3,600	PPG Industries, Inc.	158,040
6,600	Praxair, Inc.	469,062
3,428	Sealed Air Corporation	63,246
2,600	Sigma-Aldrich Corporation	128,856
1,900	Titanium Metals Corporation	17,461
3,100	United States Steel Corporation	110,794
2,700	Vulcan Materials Company[b]	116,370
4,600	Weyerhaeuser Company	139,978

	Total Materials	5,630,560

Telecommunications Services (2.4%)
8,600	American Tower Corporation[a]	271,158
128,079	AT&T, Inc.	3,181,482
2,250	CenturyTel, Inc.[b]	69,075
3,098	Embarq Corporation	130,302
6,800	Frontier Communications Corporation	48,552
5,100	MetroPCS Communications, Inc.[a]	67,881
32,218	Qwest Communications International, Inc.[b]	133,705
62,469	Sprint Nextel Corporation[a]	300,476
61,670	Verizon Communications, Inc.	1,895,119
9,517	Windstream Corporation	79,562

	Total Telecommunications Services	6,177,312

Utilities (2.8%)
14,500	AES Corporation[a]	168,345
3,700	Allegheny Energy, Inc.	94,905
4,600	Ameren Corporation	114,494
10,340	American Electric Power Company, Inc.	298,723
7,524	CenterPoint Energy, Inc.	83,366
4,900	CMS Energy Corporation	59,192
6,000	Consolidated Edison, Inc.	224,520
4,300	Constellation Energy Group, Inc.	114,294
12,830	Dominion Resources, Inc.	428,779
3,600	DTE Energy Company	115,200
27,942	Duke Energy Corporation	407,674
11,009	Dynegy, Inc.[a]	24,990
7,100	Edison International, Inc.	223,366
4,300	Entergy Corporation	333,336
2,900	EQT Corporation	101,239
14,274	Exelon Corporation	730,972
6,600	FirstEnergy Corporation	255,750
8,900	FPL Group, Inc.	506,054
1,707	Integrys Energy Group, Inc.	51,193
1,000	Nicor, Inc.	34,620
5,934	NiSource, Inc.	69,190
3,800	Northeast Utilities	84,778
4,700	Pepco Holdings, Inc.	63,168
7,900	PG&E Corporation	303,676
2,200	Pinnacle West Capital Corporation	66,330
8,100	PPL Corporation	266,976
6,091	Progress Energy, Inc.	230,422
11,000	Public Service Enterprise Group, Inc.	358,930
3,800	Questar Corporation	118,218
2,600	SCANA Corporation	84,422
5,287	Sempra Energy	262,394
17,000	Southern Company	529,720
4,600	TECO Energy, Inc.	54,878
2,600	Wisconsin Energy Corporation	105,846
9,810	Xcel Energy, Inc.	180,602

	Total Utilities	7,150,562

	Total Common Stock (cost $195,647,252)	174,737,133

Principal Amount	Long-Term Fixed Income (34.1%)
Asset-Backed Securities (1.9%)
	Americredit Automobile Receivables Trust
1,042,020	0.398%, 7/6/2009[c,d]	1,002,434
	Bear Stearns Mortgage Funding Trust
529,195	0.454%, 7/27/2009[d]	95,265
	Countrywide Asset-Backed Certificates
961,533	5.549%, 4/25/2036[c]	691,705
	Countrywide Home Loans Asset-Backed Securities
722,820	6.085%, 6/25/2021[c]	208,736
	Credit Based Asset Servicing and Securitization, LLC
120,823	0.424%, 7/27/2009[d]	119,689
538,093	5.501%, 12/25/2036	367,968
	First Franklin Mortgage Loan Asset-Backed Certificates
310,346	0.424%, 7/27/2009[d]	303,599
	First Horizon ABS Trust
689,603	0.444%, 7/27/2009[c,d]	293,294
1,151,386	0.474%, 7/27/2009[c,d]	280,220
	GMAC Mortgage Corporation Loan Trust
1,164,125	0.494%, 7/27/2009[c,d]	349,993
1,926,301	0.494%, 7/27/2009[c,d]	528,517
	IndyMac Seconds Asset-Backed Trust
588,010	0.484%, 7/27/2009[c,d]	158,042
	SLM Student Loan Trust
123,998	1.102%, 7/27/2009[d]	123,983
	Wachovia Asset Securitization, Inc.
1,279,034	0.454%, 7/27/2009[c,d,e]	406,848

	Total Asset-Backed Securities	4,930,293

Capital Goods (0.2%)
	John Deere Capital Corporation
300,000	7.000%, 3/15/2012	329,447

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (34.1%)	Value
Capital Goods (0.2%) - continued
	United Technologies Corporation
$ 225,000	6.050%, 6/1/2036	$238,649

	Total Capital Goods	568,096

Collateralized Mortgage Obligations(1.0%)
	J.P. Morgan Mortgage Trust
1,431,169	5.008%, 7/25/2035	1,107,111
	Merrill Lynch Mortgage Investors, Inc.
1,172,431	4.866%, 6/25/2035	883,581
	Thornburg Mortgage Securities Trust
539,668	0.424%, 7/27/2009[d]	484,704

	Total Collateralized Mortgage Obligations	2,475,396

Commercial Mortgage-Backed Securities (3.3%)
	Bear Stearns Commercial Mortgage Securities, Inc.
2,500,000	0.469%, 7/15/2009[d,e]	1,875,127
700,000	5.835%, 9/11/2042	363,739
	Citigroup Commercial Mortgage Trust
6,202	0.389%, 7/15/2009[d,f]	5,243
	Commercial Mortgage Pass-Through Certificates
75,055	0.419%, 7/15/2009[d,f]	72,966
2,000,000	0.449%, 7/15/2009[d,e]	1,246,532
	Credit Suisse Mortgage Capital Certificates
2,000,000	0.489%, 7/15/2009[d,f]	984,294
	General Electric Commercial Mortgage Corporation
200,000	4.641%, 9/10/2013	188,237
	GMAC Commercial Mortgage Securities, Inc.
1,500,000	4.547%, 12/10/2041	1,417,129
	GS Mortgage Securities Corporation II
1,000,000	0.448%, 7/6/2009[d,f]	792,985
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
400,000	4.654%, 1/12/2037	345,800
1,500,000	5.336%, 5/15/2047	1,149,892

	Total Commercial Mortgage-Backed Securities	8,441,944

Communications Services (1.0%)
	AT&T, Inc.
200,000	6.400%, 5/15/2038	195,782
	British Telecom plc
225,000	9.125%, 12/15/2030	249,448
	Cingular Wireless, Inc.
450,000	6.500%, 12/15/2011	485,470
	Cox Communications, Inc.
115,000	6.450%, 12/1/2036[f]	103,977
	France Telecom SA
225,000	7.750%, 3/1/2011	243,345
	News America, Inc.
225,000	6.400%, 12/15/2035	196,928
	SBC Communications, Inc.
225,000	5.875%, 2/1/2012	240,175
	Telecom Italia Capital SA
550,000	5.250%, 11/15/2013	539,323
	Time Warner Cable, Inc.
200,000	7.300%, 7/1/2038	208,345

	Total Communications Services	2,462,793

Consumer Cyclical (0.4%)
	Wal-Mart Stores, Inc.
450,000	7.550%, 2/15/2030	571,449
	Walt Disney Company
500,000	5.625%, 9/15/2016	537,179

	Total Consumer Cyclical	1,108,628

Consumer Non-Cyclical (1.0%)
	Boston Scientific Corporation
225,000	7.000%, 11/15/2035	182,250
	Bunge Limited Finance Corporation
700,000	5.350%, 4/15/2014	681,094
	Coca-Cola HBC Finance BV
425,000	5.125%, 9/17/2013	430,809
	GlaxoSmithKline Capital, Inc.
200,000	6.375%, 5/15/2038	217,487
	Kellogg Company
400,000	4.250%, 3/6/2013	411,776
	Philip Morris International, Inc.
200,000	6.375%, 5/16/2038	212,788
	Wyeth
450,000	6.000%, 2/15/2036	477,303

	Total Consumer Non-Cyclical	2,613,507

Energy (0.4%)
	Burlington Resources, Inc.
500,000	6.500%, 12/1/2011	547,006
	Energy Transfer Partners, LP
300,000	6.700%, 7/1/2018	306,691
	Petro-Canada
200,000	6.800%, 5/15/2038	197,167

	Total Energy	1,050,864

Financials (2.6%)
	BAC Capital Trust XI
225,000	6.625%, 5/23/2036	169,673
	Bank One Corporation
750,000	5.900%, 11/15/2011	785,464
	BNP Paribas SA
900,000	5.186%, 6/29/2015[f]	585,849
	Chubb Corporation
400,000	6.500%, 5/15/2038	433,630
	CIGNA Corporation
300,000	6.350%, 3/15/2018	265,551
	General Electric Capital Corporation
500,000	2.200%, 6/8/2012	502,562
225,000	5.875%, 1/14/2038	178,062

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (34.1%)	Value
Financials (2.6%) - continued
	Goldman Sachs Group, Inc.
$ 675,000	6.600%, 1/15/2012	$718,689
	HSBC Finance Corporation
500,000	5.000%, 6/30/2015	465,897
	HSBC Holdings plc
200,000	6.800%, 6/1/2038	200,993
	J.P. Morgan Chase & Company
500,000	3.125%, 12/1/2011	517,226
	Merrill Lynch & Company, Inc.
450,000	5.000%, 2/3/2014	431,693
	MetLife, Inc.
150,000	5.000%, 6/15/2015	142,914
	Preferred Term Securities XXIII, Ltd.
1,207,758	0.829%, 9/22/2009[d,e]	422,715
	ProLogis Trust
425,000	5.500%, 3/1/2013	372,530
	Prudential Financial, Inc.
225,000	5.700%, 12/14/2036	168,806
	Wachovia Bank NA
425,000	4.875%, 2/1/2015	405,828
	Washington Mutual Bank FA
500,000	5.500%, 1/15/2013[g]	250

	Total Financials	6,768,332

Foreign (1.2%)
	Codelco, Inc.
300,000	6.375%, 11/30/2012[f]	323,832
	Kreditanstalt fuer Wiederaufbau
400,000	3.750%, 6/27/2011	418,079
	Province of Newfoundland
500,000	8.650%, 10/22/2022	710,797
	Province of Quebec
600,000	4.875%, 5/5/2014	630,407
	Republic of Italy
750,000	4.375%, 6/15/2013	784,985
300,000	5.375%, 6/12/2017	304,905

	Total Foreign	3,173,005

Mortgage-Backed Securities (9.9%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
3,065	7.500%, 8/1/2010	3,180
13,198	7.000%, 2/1/2011	13,616
12,691	6.000%, 5/1/2012	13,447
2,737	8.000%, 6/1/2012	2,914
5,165	7.000%, 8/1/2012	5,452
10,676	6.500%, 11/1/2012	11,317
10,853	6.500%, 8/1/2013	11,522
37,685	6.000%, 2/1/2014	40,003
76,101	5.500%, 4/1/2014	80,139
39,341	6.000%, 4/1/2014	41,723
27,486	6.000%, 4/1/2014	29,177
33,631	6.500%, 6/1/2014	35,682
24,516	7.500%, 9/1/2014	26,109
849,233	5.500%, 12/1/2017	897,215
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
19,342	6.500%, 4/1/2024	20,790
37,389	9.000%, 11/1/2024	41,565
2,011	9.000%, 4/1/2025	2,232
3,267	7.000%, 9/1/2025	3,599
5,051	8.500%, 9/1/2025	5,604
3,706	8.000%, 1/1/2026	4,104
2,716	6.500%, 5/1/2026	2,919
1,734	7.000%, 5/1/2026	1,897
15,399	6.000%, 7/1/2026	16,229
1,299	7.500%, 7/1/2026	1,417
791	7.500%, 8/1/2026	863
3,173	8.000%, 11/1/2026	3,514
3,238	7.500%, 1/1/2027	3,532
7,750	6.500%, 2/1/2027	8,331
9,182	7.000%, 2/1/2027	10,020
18,992	8.000%, 3/1/2027	21,033
6,505	7.500%, 4/1/2027	7,099
2,046	7.000%, 5/1/2027	2,232
16,386	8.000%, 6/1/2027	18,157
6,538	8.500%, 7/1/2027	7,259
6,930	7.000%, 9/1/2027	7,563
11,292	8.000%, 10/1/2027	12,512
9,564	7.500%, 11/1/2027	10,437
3,387	7.500%, 12/1/2027	3,696
43,459	6.500%, 6/1/2028	46,719
20,811	7.000%, 10/1/2028	22,627
62,572	6.500%, 11/1/2028	67,266
552	6.500%, 1/1/2029	593
64,050	6.000%, 3/1/2029	67,494
31,565	6.500%, 4/1/2029	33,913
60,540	6.000%, 5/1/2029	63,795
71,999	7.000%, 5/1/2029	78,212
25,251	6.500%, 7/1/2029	27,129
19,477	6.500%, 8/1/2029	20,926
11,366	7.000%, 9/1/2029	12,346
13,344	7.000%, 10/1/2029	14,495
9,372	7.500%, 11/1/2029	10,154
9,115	7.000%, 1/1/2030	9,895
23,564	7.500%, 1/1/2030	25,526
8,565	8.000%, 8/1/2030	9,421
44,029	6.000%, 3/1/2031	46,355
160,448	6.000%, 6/1/2031	168,925
134,579	6.000%, 1/1/2032	141,689
499,221	6.000%, 10/1/2032	525,283
3,500,000	5.000%, 7/1/2039[h]	3,559,063
2,050,000	6.000%, 7/1/2039[h]	2,139,048
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
334	9.000%, 4/1/2010	350
824	9.000%, 4/1/2010	863
861	6.000%, 2/1/2011	912
3,172	8.000%, 5/1/2011	3,348
4,429	7.000%, 6/1/2011	4,636
1,350	6.500%, 7/1/2011	1,430
1,204	7.500%, 7/1/2011	1,249
16,604	6.500%, 5/1/2012	17,619
3,236	6.500%, 7/1/2012	3,434
19,278	7.000%, 10/1/2012	20,268
4,099	7.000%, 12/1/2012	4,310
10,333	6.500%, 6/1/2013	10,980

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (34.1%)	Value
Mortgage-Backed Securities (9.9%) - continued
$ 34,808	6.000%, 11/1/2013	$37,025
71,154	5.500%, 12/1/2013	75,085
30,925	6.000%, 12/1/2013	32,836
13,911	7.500%, 4/1/2015	14,782
2,000,000	5.000%, 7/1/2024[h]	2,069,376
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
5,899	10.500%, 8/1/2020	6,658
5,833	9.500%, 4/1/2025	6,391
1,069	7.500%, 9/1/2025	1,166
3,516	8.500%, 11/1/2025	3,845
2,483	7.000%, 1/1/2026	2,732
8,437	6.500%, 2/1/2026	9,102
3,860	7.000%, 3/1/2026	4,239
6,440	6.500%, 4/1/2026	6,948
1,574	8.500%, 5/1/2026	1,719
2,396	7.500%, 7/1/2026	2,614
15,907	7.500%, 8/1/2026	17,348
1,906	8.000%, 8/1/2026	2,089
6,471	7.000%, 11/1/2026	7,106
2,774	8.000%, 11/1/2026	3,040
652	7.500%, 12/1/2026	712
1,851	7.500%, 2/1/2027	2,018
6,070	7.000%, 3/1/2027	6,665
5,990	7.500%, 5/1/2027	6,535
9,181	6.500%, 7/1/2027	9,904
10,106	7.000%, 7/1/2027	11,091
3,678	7.500%, 8/1/2027	4,012
37,317	8.000%, 9/1/2027	40,841
11,866	7.000%, 10/1/2027	13,023
37,598	7.500%, 12/1/2027	41,016
6,771	8.000%, 12/1/2027	7,411
17,133	6.500%, 2/1/2028	18,483
6,377	7.000%, 2/1/2028	6,999
100,380	6.500%, 7/1/2028	108,224
32,029	7.000%, 8/1/2028	35,167
16,755	6.500%, 11/1/2028	18,064
43,631	6.500%, 11/1/2028	47,040
2,240	7.000%, 11/1/2028	2,459
98,271	6.000%, 12/1/2028	103,924
32,931	7.000%, 12/1/2028	36,157
41,218	6.000%, 3/1/2029	43,563
48,731	6.500%, 6/1/2029	52,479
67,151	6.000%, 7/1/2029	70,972
5,829	6.500%, 7/1/2029	6,277
61,653	7.500%, 8/1/2029	67,166
47,710	6.000%, 11/1/2029	50,425
21,244	7.000%, 11/1/2029	23,325
29,138	7.000%, 11/1/2029	31,993
19,285	8.500%, 4/1/2030	21,037
8,809	7.500%, 8/1/2030	9,617
118,744	6.500%, 7/1/2031	127,615
47,393	6.500%, 10/1/2031	50,934
56,668	6.500%, 12/1/2031	60,901
71,861	6.500%, 5/1/2032	77,207
395,965	6.500%, 7/1/2032	425,422
11,400,000	5.500%, 7/1/2039[h]	11,766,943
	Government National Mortgage Association 15-Yr. Pass Through
7,201	6.000%, 4/15/2011	7,689
1,307	6.500%, 6/15/2011	1,395
541	7.500%, 7/15/2011	573
5,773	7.000%, 4/15/2012	6,154
59,358	6.000%, 7/15/2014	63,490
	Government National Mortgage Association 30-Yr. Pass Through
4,030	9.500%, 12/15/2024	4,472
6,693	9.500%, 1/15/2025	7,550
2,819	7.500%, 8/15/2025	3,089
17,760	7.000%, 1/15/2026	19,355
11,126	7.000%, 1/15/2026	12,125
11,583	7.000%, 4/15/2026	12,623
6,345	8.000%, 4/15/2026	6,999
17,840	6.000%, 5/15/2026	18,732
6,283	7.000%, 5/15/2026	6,847
5,799	7.500%, 5/15/2026	6,356
23,564	7.000%, 6/15/2026	25,681
7,190	8.500%, 6/15/2026	7,859
2,626	8.500%, 7/15/2026	2,870
16,356	8.000%, 9/15/2026	18,042
4,965	7.500%, 10/15/2026	5,442
2,701	8.000%, 11/15/2026	2,980
2,907	8.500%, 11/15/2026	3,178
3,401	9.000%, 12/15/2026	3,752
26,907	7.500%, 4/15/2027	29,506
6,502	8.000%, 6/20/2027	7,309
1,271	8.000%, 8/15/2027	1,434
74,929	6.500%, 10/15/2027	80,686
25,845	7.000%, 10/15/2027	28,177
37,774	7.000%, 11/15/2027	41,182
1,290	7.000%, 11/15/2027	1,406
90,077	7.000%, 7/15/2028	98,236
17,036	7.500%, 7/15/2028	18,697
47,690	6.500%, 9/15/2028	51,507
81,641	6.000%, 12/15/2028	85,809
47,729	6.500%, 1/15/2029	51,520
202,793	6.500%, 3/15/2029	218,898
33,571	6.500%, 4/15/2029	36,237
19,622	7.000%, 4/15/2029	21,434
126,897	6.000%, 6/15/2029	133,495
51,082	7.000%, 6/15/2029	55,798
23,854	8.000%, 5/15/2030	26,991
42,656	7.000%, 9/15/2031	46,616
67,018	6.500%, 2/15/2032	72,047

	Total Mortgage-Backed Securities	25,652,333

Technology (0.2%)
	International Business Machines Corporation
500,000	7.500%, 6/15/2013	569,173

	Total Technology	569,173

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (34.1%)	Value
Transportation (0.1%)
	Union Pacific Corporation
$ 250,000	6.500%, 4/15/2012	$263,431

	Total Transportation	263,431

U.S. Government (10.2%)
	Federal Farm Credit Bank
1,000,000	5.375%, 7/18/2011[b]	1,079,291
	Federal Home Loan Mortgage Corporation
2,800,000	5.125%, 11/17/2017[b]	3,073,078
	Federal National Mortgage Association
1,500,000	5.625%, 4/17/2028	1,622,474
	Resolution Funding Corporation
1,000,000	8.625%, 1/15/2021	1,335,272
	U.S. Treasury Bonds
1,400,000	7.250%, 5/15/2016	1,754,703
500,000	6.875%, 8/15/2025	655,078
	U.S. Treasury Notes
3,250,000	4.375%, 12/15/2010	3,419,991
3,500,000	4.500%, 11/30/2011	3,768,243
3,000,000	2.875%, 1/31/2013	3,101,484
1,750,000	2.000%, 11/30/2013	1,724,296
2,000,000	4.250%, 8/15/2014	2,156,876
700,000	4.500%, 2/15/2016	759,117
2,000,000	2.750%, 2/15/2019	1,873,120

	Total U.S. Government	26,323,023

Utilities (0.7%)
	Commonwealth Edison Company
225,000	5.900%, 3/15/2036	215,855
	Oncor Electric Delivery Company
425,000	6.375%, 1/15/2015	444,395
	Oneok Partners, LP
225,000	6.650%, 10/1/2036	207,452
	Progress Energy, Inc.
300,000	7.000%, 10/30/2031	326,350
	Southern California Edison Company
225,000	5.000%, 1/15/2014	236,527
	Xcel Energy, Inc.
225,000	6.500%, 7/1/2036	224,628

	Total Utilities	1,655,207

	Total Long-Term Fixed Income (cost $97,824,433)	88,056,025

Shares	Collateral Held for Securities Loaned (2.5%)
6,481,223	Thrivent Financial Securities Lending Trust	6,481,223

	Total Collateral Held for Securities Loaned (cost $6,481,223)	6,481,223

Shares or Principal Amount	Short-Term Investments (5.6%)[i]
	Federal Home Loan Mortgage Corporation Discount Notes
9,780,000	0.155%, 7/13/2009	$9,779,495
800,000	0.200%, 9/21/2009[j]	799,641
3,772,307	Thrivent Money Market Portfolio	3,772,307

	Total Short-Term Investments (at amortized cost)	14,351,443

	Total Investments (cost $314,304,351) 109.9%	$283,625,824

	Other Assets and Liabilities, Net (9.9%)	(25,562,306)

	Total Net Assets 100.0%	$258,063,518

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	All or a portion of the security is insured or guaranteed.
d	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.
e	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Portfolio owned as of June 30, 2009.

Security	Acquisition Date	Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$2,500,000
Commercial Mortgage Pass-Through Certificates	10/18/2006	2,000,000
Preferred Term Securities XXIII, Ltd.	9/14/2006	1,207,758
Wachovia Asset Securitization, Inc.	3/16/2007	1,279,034

f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2009, the value of these investments was $2,869,146 or 1.1% of total net assets.
g	Defaulted security.
h	Denotes investments purchased on a when-issued or delayed delivery basis.
i	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
j	At June 30, 2009, $799,641 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$46,733,307
Gross unrealized depreciation	(77,411,834)

Net unrealized appreciation (depreciation)	$(30,678,527)

Cost for federal income tax purposes	$314,304,351

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Balanced Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	15,657,253	15,657,253	—	—
Consumer Staples	20,914,208	20,914,208	—	—
Energy	21,700,064	21,700,064	—	—
Financials	23,756,666	23,756,666	—	—
Health Care	24,397,945	24,397,945	—	—
Industrials	17,206,873	17,206,873	—	—
Information Technology	32,145,690	32,145,690	—	—
Materials	5,630,560	5,630,560	—	—
Telecommunications Services	6,177,312	6,177,312	—	—
Utilities	7,150,562	7,150,562	—	—
Long-Term Fixed Income
Asset-Backed Securities	4,930,293	—	4,523,445	406,848
Capital Goods	568,096	—	568,096	—
Collateralized Mortgage Obligations	2,475,396	—	2,475,396	—
Commercial Mortgage-Backed Securities	8,441,944	—	8,441,944	—
Communications Services	2,462,793	—	2,462,793	—
Consumer Cyclical	1,108,628	—	1,108,628	—
Consumer Non-Cyclical	2,613,507	—	2,613,507	—
Energy	1,050,864	—	1,050,864	—
Financials	6,768,332	—	6,768,332	—
Foreign	3,173,005	—	3,173,005	—
Mortgage-Backed Securities	25,652,333	—	25,652,333	—
Technology	569,173	—	569,173	—
Transportation	263,431	—	263,431	—
U.S. Government	26,323,023	—	26,323,023	—
Utilities	1,655,207	—	1,655,207	—
Collateral Held for Securities Loaned	6,481,223	6,481,223	—	—
Short-Term Investments	14,351,443	3,772,307	10,579,136	—

Total	$283,625,824	$184,990,663	$98,228,313	$406,848

Other Financial Instruments*	($63,360)	($63,360)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Balanced Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value June 30, 2009
Long-Term Fixed Income
Asset-Backed Securities	—	—	—	(78,768)	1,769	483,847	406,848
Financials	510,175	—	—	(76,161)	(11,299)	(422,715)	—

Total	$510,175	$—	$—	($154,929)	($9,530)	$61,132	$406,848

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	12	September 2009	$2,809,860	$2,746,500	($63,360)
Total Futures Contracts					($63,360)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	63,360
Total Equity Contracts		63,360

Total LiabilityDerivatives		$63,360

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	462,028
Total Equity Contracts		462,028

Total		$462,028

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Equity Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(107,280)
Total Equity Contracts		(107,280)

Total		($107,280)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$12,047,152	$28,233,231	$36,508,076	3,772,307	$3,772,307	$18,081
Thrivent Financial Securities Lending Trust	16,513,429	32,889,969	42,922,175	6,481,223	6,481,223	105,040
Total Value and Income Earned	28,560,581				10,253,530	123,121

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Bank Loans (3.6%)[a]	Value
Basic Materials (0.5%)
	Lyondell Chemical Company, Debtor in Possession Facility Term Loan
$ 1,200,401	13.000%, 12/15/2009[b,c]	$1,233,868
	Lyondell Chemical Company, Dutch Revolving Credit Loan
53,993	3.815%, 12/20/2012	23,371
	Lyondell Chemical Company, Dutch Tranche A Term Loan
125,422	3.815%, 12/20/2013	54,290
	Lyondell Chemical Company, German Tranche B-1 Euro Term Loan
155,009	4.065%, 12/20/2014	67,097
	Lyondell Chemical Company, German Tranche B-2 Euro Term Loan
155,009	4.065%, 12/20/2014	67,097
	Lyondell Chemical Company, German Tranche B-3 Euro Term Loan
155,009	4.065%, 12/20/2014	67,097
	Lyondell Chemical Company, Primary U.S. Revolving Credit Loan
202,474	3.815%, 12/20/2014	87,643
	Lyondell Chemical Company, Roll-Up Term Loan Facility
1,199,218	5.825%, 12/15/2009	994,703
	Lyondell Chemical Company, U.S. Tranche A Term Loan
385,770	3.815%, 12/20/2013	166,985
	Lyondell Chemical Company, U.S. Tranche B-1 Term Loan
672,628	7.000%, 12/20/2014	291,154
	Lyondell Chemical Company, U.S. Tranche B-2 Term Loan
672,628	7.000%, 12/20/2014	291,154
	Lyondell Chemical Company, U.S. Tranche B-3 Term Loan
672,628	7.000%, 12/20/2014	291,154

	Total Basic Materials	3,635,613

Communications Services (0.4%)
	Charter Communications Operating, LLC, Term Loan
2,885,353	6.250%, 3/6/2014	2,588,393

	Total Communications Services	2,588,393

Consumer Cyclical (1.5%)
	Blockbuster, Inc., Term Loan
2,017,099	5.102%, 8/20/2011	1,548,749
	Ford Motor Company, Term Loan
10,935,875	3.594%, 12/15/2013	7,925,119
	Rite Aid Corporation
1,360,000	9.500%, 6/5/2015	1,352,071

	Total Consumer Cyclical	10,825,939

Technology (0.3%)
	Flextronics Semiconductor, Ltd., Term Loan
2,383,301	3.037%, 10/1/2014	1,978,140
684,857	3.381%, 10/1/2014	568,431

	Total Technology	2,546,571

Utilities (0.9%)
	Energy Future Holdings, Term Loan
5,936,625	3.821%, 10/10/2014	4,237,266
	NRG Energy, Inc., Term Loan
1,379,999	2.016%, 2/1/2013	1,296,454
738,799	2.970%, 2/1/2013	694,072

	Total Utilities	6,227,792

	Total Bank Loans (cost $29,842,689)	25,824,308

	Long-Term Fixed Income (90.8%)
Asset-Backed Securities (0.2%)
	Countrywide Home Loans Asset-Backed Securities
1,862,030	0.424%, 7/27/2009[d,e]	1,161,657

	Total Asset-Backed Securities	1,161,657

Basic Materials (9.2%)
	Arch Western Finance, LLC
3,535,000	6.750%, 7/1/2013	3,225,687
	Cellu Tissue Holdings, Inc.
1,550,000	11.500%, 6/1/2014[f]	1,522,875
	Domtar Corporation
1,630,000	10.750%, 6/1/2017	1,564,800
	Domtar, Inc.
4,440,000	7.125%, 8/15/2015	3,707,400
	Drummond Company, Inc.
3,475,000	7.375%, 2/15/2016[f]	2,536,750
	FMG Finance, Pty., Ltd.
5,735,000	10.625%, 9/1/2016[f]	5,505,600
	Freeport-McMoRan Copper & Gold, Inc.
2,880,000	8.250%, 4/1/2015	2,908,800
4,295,000	8.375%, 4/1/2017	4,327,212
	General Cable Corporation, Convertible
2,440,000	1.000%, 10/15/2012	1,915,400
	Georgia-Pacific, LLC
1,640,000	8.125%, 5/15/2011	1,640,000
950,000	8.250%, 5/1/2016[f]	921,500
2,115,000	7.125%, 1/15/2017[f]	1,966,950
	Graphic Packaging International Corporation
5,160,000	9.500%, 8/15/2013[g]	4,927,800
	Griffin Coal Mining Company, Pty., Ltd.
3,475,000	9.500%, 12/1/2016[f]	1,789,625
	Jefferson Smurfit Corporation
1,520,000	8.250%, 10/1/2012[g,h]	570,000
	NewPage Corporation
2,430,000	10.000%, 5/1/2012	1,166,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (90.8%)	Value
Basic Materials (9.2%) - continued
	Peabody Energy Corporation
$4,710,000	6.875%, 3/15/2013	$4,662,900
	Rock-Tenn Company
850,000	9.250%, 3/15/2016	864,875
1,600,000	9.250%, 3/15/2016[f]	1,628,000
	Ryerson, Inc.
2,300,000	12.000%, 11/1/2015	1,874,500
	Smurfit-Stone Container Enterprises, Inc.
2,160,000	8.000%, 3/15/2017[g,h]	799,200
	Southern Copper Corporation
1,970,000	7.500%, 7/27/2035	1,781,020
	Steel Dynamics, Inc.
4,920,000	8.250%, 4/15/2016[f]	4,637,100
	Teck Resources, Ltd.
2,560,000	10.250%, 5/15/2016[f]	2,681,600
2,440,000	10.750%, 5/15/2019[f]	2,623,000
	Terra Capital, Inc.
3,710,000	7.000%, 2/1/2017	3,390,013

	Total Basic Materials	65,139,007

Capital Goods (8.8%)
	Ball Corporation
2,525,000	6.625%, 3/15/2018	2,310,375
	Berry Plastics Holding Corporation
1,800,000	8.875%, 9/15/2014	1,516,500
	Case New Holland, Inc.
2,900,000	7.125%, 3/1/2014	2,646,250
	Crown Americas, Inc.
2,150,000	7.625%, 11/15/2013	2,096,250
2,150,000	7.750%, 11/15/2015	2,101,625
	DRS Technologies, Inc.
3,400,000	6.625%, 2/1/2016	3,303,844
	Graham Packaging Company, Inc.
3,515,000	9.875%, 10/15/2014	3,268,950
	L-3 Communications Corporation
5,000,000	6.125%, 1/15/2014[g]	4,650,000
3,470,000	6.375%, 10/15/2015	3,149,025
	Legrand SA
1,150,000	8.500%, 2/15/2025	990,493
	Leucadia National Corporation
6,100,000	7.125%, 3/15/2017	4,956,250
	Mueller Water Products, Inc.
1,780,000	7.375%, 6/1/2017	1,312,750
	Norcraft Companies, LP/Norcraft Finance Corporation
2,340,000	9.000%, 11/1/2011	2,316,600
	Owens-Brockway Glass Container, Inc.
1,630,000	8.250%, 5/15/2013	1,638,150
	Owens-Illinois, Inc.
5,750,000	7.800%, 5/15/2018[g]	5,426,563
	Plastipak Holdings, Inc.
3,495,000	8.500%, 12/15/2015[f]	3,132,394
	RBS Global, Inc./Rexnord Corporation
3,125,000	9.500%, 8/1/2014[g]	2,671,875
	Rental Services Corporation
2,400,000	9.500%, 12/1/2014[g]	1,926,000
	RSC Equipment Rental, Inc.
540,000	10.000%, 7/15/2017[f]	525,825
	SPX Corporation
4,020,000	7.625%, 12/15/2014	3,879,300
	TransDigm, Inc.
6,585,000	7.750%, 7/15/2014	6,255,750
	United Rentals North America, Inc.
2,260,000	6.500%, 2/15/2012[g]	2,192,200

	Total Capital Goods	62,266,969

Commercial Mortgage-Backed Securities (0.3%)
	Greenwich Capital Commercial Funding Corporation
4,000,000	5.867%, 8/10/2017	2,095,504

	Total Commercial Mortgage-Backed Securities	2,095,504

Communications Services (16.6%)
	American Tower Corporation
5,900,000	7.000%, 10/15/2017	5,708,250
	CC Holdings GS V, LLC
900,000	7.750%, 5/1/2017[f]	877,500
	Centennial Communications Corporation
3,940,000	8.125%, 2/1/2014	4,028,650
	Charter Communications Operating, LLC
2,880,000	10.375%, 4/30/2014[f,h]	2,757,600
	Cricket Communications, Inc.
3,870,000	9.375%, 11/1/2014	3,811,950
	Crown Castle International Corporation
5,160,000	9.000%, 1/15/2015[g]	5,250,300
	CSC Holdings, Inc.
2,870,000	8.500%, 4/15/2014[f]	2,844,887
3,450,000	8.500%, 6/15/2015[f]	3,389,625
1,150,000	8.625%, 2/15/2019[f]	1,118,375
	Dex Media West, LLC/Dex Media West Finance Company
1,310,000	9.875%, 8/15/2013[h]	199,775
	DIRECTV Holdings, LLC
5,780,000	7.625%, 5/15/2016	5,621,050
	EchoStar DBS Corporation
4,220,000	7.125%, 2/1/2016	3,935,150
	Intelsat Subsidiary Holding Company, Ltd.
7,740,000	8.875%, 1/15/2015[f]	7,469,100
300,000	8.875%, 1/15/2015	288,000
	Intelsat, Ltd.
6,170,000	Zero Coupon, 2/1/2010[i]	5,522,150
	Level 3 Financing, Inc.
2,340,000	9.250%, 11/1/2014	1,918,800
	Mediacom, LLC/Mediacom Capital Corporation
5,020,000	9.500%, 1/15/2013[g]	4,781,550
	MetroPCS Wireless, Inc.
4,550,000	9.250%, 11/1/2014[g]	4,521,563

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (90.8%)	Value
Communications Services (16.6%) - continued
$1,150,000	9.250%, 11/1/2014[f]	$1,138,500
	Nextel Communications, Inc.
4,230,000	6.875%, 10/31/2013	3,500,325
	Nielsen Finance, LLC/Nielsen Finance Company
2,450,000	10.000%, 8/1/2014	2,318,312
1,500,000	11.500%, 5/1/2016[f,g]	1,458,750
	NTL Cable plc
5,330,000	9.125%, 8/15/2016	5,130,125
	Paetec Holding Corporation
3,090,000	8.875%, 6/30/2017[f]	2,904,600
	Quebecor Media, Inc.
3,430,000	7.750%, 3/15/2016	3,108,438
	Qwest Communications International, Inc.
1,270,000	7.500%, 2/15/2014	1,158,875
	Qwest Corporation
3,580,000	7.875%, 9/1/2011	3,580,000
1,950,000	7.625%, 6/15/2015	1,833,000
600,000	8.375%, 5/1/2016[f]	579,000
	R.H. Donnelley Corporation
4,605,000	6.875%, 1/15/2013[h]	236,006
	Sprint Capital Corporation
4,180,000	8.375%, 3/15/2012	4,117,300
	Time Warner Telecom Holdings, Inc.
5,890,000	9.250%, 2/15/2014[g]	5,845,825
	UPC Holding BV
3,700,000	9.875%, 4/15/2018[f]	3,519,625
	Videotron Ltee
5,560,000	6.875%, 1/15/2014	5,143,000
1,430,000	9.125%, 4/15/2018[f]	1,453,238
860,000	9.125%, 4/15/2018	873,975
	Virgin Media Finance plc
2,840,000	8.750%, 4/15/2014	2,769,000
	Windstream Corporation
1,270,000	8.625%, 8/1/2016	1,216,025
2,100,000	7.000%, 3/15/2019	1,827,000

	Total Communications Services	117,755,194

Consumer Cyclical (20.5%)
	AMC Entertainment, Inc.
5,060,000	8.750%, 6/1/2019[f]	4,756,400
	Ameristar Casinos, Inc.
3,780,000	9.250%, 6/1/2014[f]	3,855,600
	Beazer Homes USA, Inc.
1,205,000	8.625%, 5/15/2011	819,400
	Blockbuster, Inc.
3,450,000	9.000%, 9/1/2012[g]	1,656,000
	Boyd Gaming Corporation
4,430,000	6.750%, 4/15/2014[g]	3,588,300
	Burlington Coat Factory Warehouse Corporation
4,150,000	11.125%, 4/15/2014	3,299,250
	Circus & Eldorado Joint Venture/Silver Legacy Capital Corporation
5,410,000	10.125%, 3/1/2012	4,307,712
	Dollarama Group, LP
1,970,000	7.468%, 12/15/2009[e]	1,822,250
5,260,000	8.875%, 8/15/2012	5,089,050
	Firekeepers Development Authority
6,600,000	13.875%, 5/1/2015[f]	6,088,500
	Ford Motor Credit Company, LLC
3,830,000	7.375%, 2/1/2011	3,467,203
10,830,000	8.000%, 6/1/2014[g]	8,762,748
	Gaylord Entertainment Company
4,890,000	6.750%, 11/15/2014	3,655,275
	Goodyear Tire & Rubber Company
1,020,000	10.500%, 5/15/2016	1,030,200
	Group 1 Automotive, Inc.
4,660,000	8.250%, 8/15/2013	3,937,700
	Hanesbrands, Inc.
2,460,000	4.593%, 12/15/2009[e]	1,980,300
	Harrah’s Operating Company, Inc.
5,160,000	11.250%, 6/1/2017[f]	4,876,200
	Host Hotels & Resorts, LP
1,960,000	6.875%, 11/1/2014	1,764,000
	KB Home
3,960,000	6.250%, 6/15/2015	3,385,800
	Lear Corporation
5,180,000	8.500%, 12/1/2013	1,346,800
	Limited Brands, Inc.
2,700,000	6.900%, 7/15/2017	2,336,332
	Macy’s Retail Holdings, Inc.
3,450,000	8.875%, 7/15/2015	3,338,603
	MGM MIRAGE
4,550,000	11.125%, 11/15/2017[f,g]	4,823,000
	Norcraft Holdings, LP/Norcraft Capital Corporation
1,655,000	9.750%, 9/1/2012	1,547,425
	Perry Ellis International, Inc.
2,800,000	8.875%, 9/15/2013	2,282,000
	Pinnacle Entertainment, Inc.
3,620,000	7.500%, 6/15/2015	3,095,100
	Pokagon Gaming Authority
4,193,000	10.375%, 6/15/2014[f]	4,109,140
	Pulte Homes, Inc.
4,020,000	5.200%, 2/15/2015	3,356,700
	Rite Aid Corporation
2,295,000	8.625%, 3/1/2015[g]	1,526,175
1,630,000	9.750%, 6/12/2016[f]	1,630,000
1,900,000	7.500%, 3/1/2017	1,486,750
	Royal Caribbean Cruises, Ltd.
3,020,000	7.000%, 6/15/2013	2,638,725
	Seminole Hard Rock Entertainment
3,370,000	3.129%, 9/15/2009[e,f]	2,325,300
	Service Corporation International
2,100,000	6.750%, 4/1/2015	1,900,500
	Shingle Springs Tribal Gaming Authority
6,730,000	9.375%, 6/15/2015[f]	4,038,000
	Speedway Motorsports, Inc.
3,965,000	6.750%, 6/1/2013	3,806,400
1,090,000	8.750%, 6/1/2016[f]	1,103,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (90.8%)	Value
Consumer Cyclical (20.5%) - continued
	Starwood Hotels & Resorts Worldwide, Inc.
$2,400,000	7.875%, 10/15/2014	$2,256,000
	Stewart Enterprises, Inc., Convertible
2,710,000	3.125%, 7/15/2014	2,147,675
1,030,000	3.375%, 7/15/2016[g]	778,938
	TRW Automotive, Inc.
1,870,000	7.000%, 3/15/2014[f,g]	1,346,400
	Tunica Biloxi Gaming Authority
6,510,000	9.000%, 11/15/2015[j]	5,728,800
	Turning Stone Resort Casino Enterprise
2,000,000	9.125%, 12/15/2010[j]	1,865,000
4,940,000	9.125%, 9/15/2014[j]	4,211,350
	Universal City Development Services
1,730,000	11.750%, 4/1/2010	1,647,825
	Universal City Florida Holding Company I/II
4,855,000	5.778%, 8/1/2009[e]	3,968,962
	Warnaco, Inc.
4,145,000	8.875%, 6/15/2013	4,186,450
	WMG Acquisition Corporation
2,600,000	9.500%, 6/15/2016[f]	2,587,000

	Total Consumer Cyclical	145,556,863

Consumer Non-Cyclical (12.2%)
	Biomet, Inc.
3,810,000	10.000%, 10/15/2017[f]	3,876,675
2,090,000	10.375%, 10/15/2017	2,022,075
2,310,000	11.625%, 10/15/2017	2,263,800
	Community Health Systems, Inc.
4,680,000	8.875%, 7/15/2015[g]	4,586,400
	Constellation Brands, Inc.
2,470,000	7.250%, 9/1/2016[g]	2,284,750
	HCA, Inc.
8,350,000	6.750%, 7/15/2013[g]	7,348,000
3,124,000	9.625%, 11/15/2016[g]	3,092,760
3,710,000	8.500%, 4/15/2019[f]	3,635,800
	Ingles Markets, Inc.
1,600,000	8.875%, 5/15/2017[f]	1,576,000
	Jarden Corporation
3,730,000	7.500%, 5/1/2017[g]	3,263,750
	JBS USA, LLC/JBS USA Finance, Inc.
3,150,000	11.625%, 5/1/2014[f]	2,976,750
	M-Foods Holdings, Inc.
3,600,000	9.750%, 10/1/2013[f]	3,465,000
	Michael Foods, Inc.
3,240,000	8.000%, 11/15/2013	3,159,000
	Omnicare, Inc.
5,390,000	6.875%, 12/15/2015	4,864,475
	Pinnacle Foods Finance, LLC
3,720,000	9.250%, 4/1/2015[g]	3,366,600
	Sealy Corporation
540,000	10.875%, 4/15/2016[f]	565,650
	Select Medical Corporation
1,700,000	7.654%, 9/15/2009[e,g]	1,207,000
3,945,000	7.625%, 2/1/2015	3,205,313
	Smithfield Foods, Inc.
950,000	10.000%, 7/15/2014[c,f]	938,125
	Stater Brothers Holdings, Inc.
2,150,000	8.125%, 6/15/2012	2,117,750
	Sun Healthcare Group, Inc.
3,410,000	9.125%, 4/15/2015	3,375,900
	SUPERVALU, Inc.
2,680,000	7.500%, 11/15/2014	2,572,800
	Surgical Care Affiliates, Inc.
3,780,000	8.875%, 7/15/2015[j]	2,910,600
	Tenet Healthcare Corporation
1,700,000	7.375%, 2/1/2013	1,530,000
1,530,000	9.000%, 5/1/2015[f,g]	1,541,475
1,530,000	10.000%, 5/1/2018[f,g]	1,606,500
	US Oncology, Inc.
2,090,000	10.750%, 8/15/2014	2,069,100
3,910,000	9.125%, 8/15/2017[f]	3,880,675
	Valeant Pharmaceuticals International
1,630,000	8.375%, 6/15/2016[f]	1,617,775
	Ventas Realty, LP/Ventas Capital Corporation
1,770,000	6.500%, 6/1/2016	1,584,150
	Visant Holding Corporation
4,185,000	10.250%, 12/1/2013	4,153,612

	Total Consumer Non-Cyclical	86,658,260

Energy (7.1%)
	Chesapeake Energy Corporation
2,290,000	7.500%, 9/15/2013	2,192,675
4,150,000	6.250%, 1/15/2018	3,444,500
	Cie Generale de Geophysique- Veritas
1,280,000	9.500%, 5/15/2016[f]	1,276,800
	Connacher Oil and Gas, Ltd.
1,220,000	11.750%, 7/15/2014[f]	1,177,300
3,440,000	10.250%, 12/15/2015[f]	2,081,200
	Denbury Resources, Inc.
3,035,000	7.500%, 12/15/2015	2,883,250
1,720,000	9.750%, 3/1/2016[g]	1,767,300
	Forest Oil Corporation
4,130,000	7.250%, 6/15/2019	3,696,350
	Helix Energy Solutions Group, Inc.
2,170,000	9.500%, 1/15/2016[f]	1,980,125
	Hornbeck Offshore Services, Inc.
2,135,000	6.125%, 12/1/2014	1,934,844
	Key Energy Services, Inc.
3,900,000	8.375%, 12/1/2014	3,441,750
	Mariner Energy, Inc.
2,580,000	11.750%, 6/30/2016[g]	2,567,100
	Newfield Exploration Company
3,900,000	6.625%, 4/15/2016	3,519,750
	Penn Virginia Corporation
1,090,000	10.375%, 6/15/2016	1,109,075
	PetroHawk Energy Corporation
3,190,000	9.125%, 7/15/2013	3,174,050
850,000	10.500%, 8/1/2014[f]	869,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (90.8%)	Value
Energy (7.1%) - continued
	Plains Exploration & Production Company
$3,220,000	7.750%, 6/15/2015[g]	$3,010,700
4,025,000	10.000%, 3/1/2016	4,135,687
	Quicksilver Resources, Inc.
1,080,000	11.750%, 1/1/2016[g]	1,117,800
	Sandridge Energy, Inc.
2,150,000	9.875%, 5/15/2016[f]	2,074,750
	Southwestern Energy Company
2,950,000	7.500%, 2/1/2018[f]	2,832,000

	Total Energy	50,286,131

Financials (3.0%)
	Bank of America Corporation
3,660,000	8.125%, 5/15/2018	3,056,796
	Countrywide Financial Corporation
2,880,000	6.250%, 5/15/2016	2,555,064
	Deluxe Corporation
1,425,000	7.375%, 6/1/2015	1,140,000
	FTI Consulting, Inc.
2,050,000	7.625%, 6/15/2013	1,993,625
	General Motors Acceptance Corporation, LLC
2,820,000	5.375%, 6/6/2011[f,g]	2,397,000
6,512,000	6.875%, 9/15/2011[f]	5,698,000
1,960,000	7.500%, 12/31/2013[f]	1,519,000
	Lender Processing Services, Inc.
720,000	8.125%, 7/1/2016	705,600
	Nuveen Investments, Inc.
2,870,000	10.500%, 11/15/2015[f]	1,980,300

	Total Financials	21,045,385

Technology (2.9%)
	Amkor Technology, Inc.
2,880,000	7.750%, 5/15/2013	2,642,400
	Avago Technologies Finance Pte
650,000	6.168%, 9/1/2009[e]	560,625
4,440,000	10.125%, 12/1/2013	4,528,800
	First Data Corporation
2,870,000	9.875%, 9/24/2015[g]	2,037,700
	NXP BV/NXP Funding, LLC
1,280,000	10.000%, 7/15/2013[f]	931,200
	Seagate Technology HDD Holdings
4,805,000	6.800%, 10/1/2016	4,120,288
	SunGard Data Systems, Inc.
1,730,000	9.125%, 8/15/2013	1,634,850
4,430,000	10.250%, 8/15/2015	4,092,212

	Total Technology	20,548,075

Transportation (2.5%)
	Continental Airlines, Inc.
2,928,370	7.875%, 7/2/2018	1,713,097
	Delta Air Lines, Inc.
2,670,000	7.920%, 11/18/2010	2,456,400
	Hertz Corporation
1,825,000	8.875%, 1/1/2014	1,679,000
	Kansas City Southern de Mexico SA de CV
2,720,000	7.625%, 12/1/2013	2,339,200
1,130,000	7.375%, 6/1/2014	949,200
	Kansas City Southern Railway Company
580,000	13.000%, 12/15/2013	638,000
	Navios Maritime Holdings, Inc.
3,300,000	9.500%, 12/15/2014	2,706,000
	United Air Lines, Inc.
2,084,216	7.730%, 7/1/2010	2,042,532
	Windsor Petroleum Transport Corporation
3,500,000	7.840%, 1/15/2021[j]	3,177,821

	Total Transportation	17,701,250

Utilities (7.5%)
	AES Corporation
1,616,000	8.750%, 5/15/2013[f]	1,640,240
3,800,000	7.750%, 10/15/2015	3,534,000
3,800,000	8.000%, 10/15/2017	3,534,000
	Copano Energy, LLC
3,490,000	8.125%, 3/1/2016	3,280,600
	Dynegy Holdings, Inc.
2,020,000	6.875%, 4/1/2011[g]	1,944,250
2,125,000	8.375%, 5/1/2016[g]	1,800,937
	Edison Mission Energy
2,230,000	7.500%, 6/15/2013	1,995,850
2,960,000	7.000%, 5/15/2017[g]	2,271,800
3,560,000	7.200%, 5/15/2019	2,652,200
	El Paso Corporation
860,000	12.000%, 12/12/2013	946,000
2,280,000	6.875%, 6/15/2014	2,127,799
860,000	8.250%, 2/15/2016	836,350
2,280,000	7.000%, 6/15/2017	2,076,519
	Ferrellgas Partners, LP
2,960,000	6.750%, 5/1/2014[f]	2,560,400
	NRG Energy, Inc.
5,580,000	7.375%, 2/1/2016	5,280,075
	Regency Energy Partners, LP
3,350,000	8.375%, 12/15/2013	3,232,750
1,510,000	9.375%, 6/1/2016[f]	1,460,925
	SemGroup, LP
4,890,000	8.750%, 11/15/2015[f,h]	195,600
	Southern Star Central Corporation
2,503,000	6.750%, 3/1/2016	2,230,799
	Texas Competitive Electric Holdings Company, LLC
7,620,000	10.250%, 11/1/2015[g]	4,743,450
	Williams Companies, Inc.
2,940,000	7.625%, 7/15/2019	2,903,250
	Williams Partners, LP
2,400,000	7.250%, 2/1/2017	2,190,000

	Total Utilities	53,437,794

	Total Long-Term Fixed Income (cost $706,834,767)	643,652,089

Shares	Preferred Stock (1.2%)
Financials (1.2%)
91,000	Bank of America Corporation, 8.625%	1,845,480

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Preferred Stock (1.2%)	Value
Financials (1.2%) - continued
3,400	Bank of America Corporation, Convertible, 7.250%	$2,842,502
86,177	Credit Suisse XLF Equity-Linked Note, Convertible, 11.100%[k,l]	980,694
1,381	Preferred Blocker, Inc., 7.000%[f]	593,917
3,000	Wells Fargo & Company, Convertible, 7.500%	2,354,910

	Total Financials	8,617,503

	Total Preferred Stock (cost $8,754,613)	8,617,503

	Common Stock (0.2%)
Consumer Discretionary (<0.1%)
121,520	TVMAX Holdings, Inc.[k,m]	0

	Total Consumer Discretionary	0

Materials (<0.1%)
30	Pliant Corporation[h,k,m]	0
80,000	ZSC Specialty Chemical plc, Preferred Stock Warrants[j,k,m]	0
80,000	ZSC Specialty Chemical plc, Stock Warrants[j,k,m]	0

	Total Materials	0

Telecommunications Services (<0.1%)
4,621	XO Holdings, Inc.[k]	1,412
9,243	XO Holdings, Inc., Class A Stock Warrants[k]	55
6,932	XO Holdings, Inc., Class B Stock Warrants[k]	8
6,932	XO Holdings, Inc., Class C Stock Warrants[k]	7

	Total Telecommunications Services	1,482

Utilities (0.2%)
51,692	NRG Energy, Inc.[g,k]	1,341,924

	Total Utilities	1,341,924

	Total Common Stock (cost $7,826,202)	1,343,406

	Collateral Held for Securities Loaned (8.3%)
58,870,977	Thrivent Financial Securities Lending Trust	58,870,977

	Total Collateral Held for Securities Loaned (cost $58,870,977)	58,870,977

Shares or Principal Amount	Short-Term Investments (1.9%)[n]
	Federal Home Loan Mortgage Corporation Discount Notes
2,400,000	0.200%, 9/21/2009	2,398,923
	Novartis Finance Corporation
4,550,000	0.100%, 7/1/2009	4,550,000
	Societe Generale North American
6,400,000	0.130%, 7/1/2009	6,400,000
275,651	Thrivent Money Market Portfolio	275,651

	Total Short-Term Investments (at amortized cost)	13,624,574

	Total Investments (cost $825,753,822) 106.0%	$751,932,857

	Other Assets and Liabilities, Net (6.0%)	(42,848,605)

	Total Net Assets 100.0%	$709,084,252

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility as discussed in item 2(U) in the Notes to Financial Statements.
b	All or a portion of the loan is unfunded as discussed in item 2(U) of the Notes to Financial Statements.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	All or a portion of the security is insured or guaranteed.
e	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2009, the value of these investments was $157,469,491 or 22.2% of total net assets.
g	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
h	In bankruptcy.
i	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.
j	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Portfolio owned as of June 30, 2009.

Security	Acquisition Date	Cost
Surgical Care Affiliates, Inc.	6/21/2007	$3,780,000
Tunica Biloxi Gaming Authority	11/8/2005	6,522,475
Turning Stone Resort Casino Enterprise	9/8/2006	4,884,608
Turning Stone Resort Casino Enterprise	5/1/2007	2,015,046
Windsor Petroleum Transport Corporation	4/15/1998	2,891,750
ZSC Specialty Chemical plc, Preferred Stock Warrants	6/24/1999	47,567
ZSC Specialty Chemical plc, Stock Warrants	6/24/1999	111,712

k	Non-income producing security.
l	These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

m	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
n	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$11,886,680
Gross unrealized depreciation	(85,707,645)

Net unrealized appreciation (depreciation)	$(73,820,965)

Cost for federal income tax purposes	$825,753,822

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing High Yield Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	3,635,613	—	3,635,613	—
Communications Services	2,588,393	—	2,588,393	—
Consumer Cyclical	10,825,939	—	10,825,939	—
Technology	2,546,571	—	2,546,571	—
Utilities	6,227,792	—	6,227,792	—
Long-Term Fixed Income
Asset-Backed Securities	1,161,657	—	1,161,657	—
Basic Materials	65,139,007	—	65,139,007	—
Capital Goods	62,266,969	—	62,266,969	—
Commercial Mortgage-Backed Securities	2,095,504	—	2,095,504	—
Communications Services	117,755,194	—	117,755,194	—
Consumer Cyclical	145,556,863	—	145,556,863	—
Consumer Non-Cyclical	86,658,260	—	86,658,260	—
Energy	50,286,131	—	50,286,131	—
Financials	21,045,385	—	21,045,385	—
Technology	20,548,075	—	20,548,075	—
Transportation	17,701,250	—	11,489,221	6,212,029
Utilities	53,437,794	—	53,437,794	—
Preferred Stock
Financials	8,617,503	7,042,892	593,917	980,694
Common Stock
Consumer Discretionary	—	—	—	—
Materials	—	—	—	—
Telecommunications Services	1,482	1,482	—	—
Utilities	1,341,924	1,341,924	—	—
Collateral Held for Securities Loaned	58,870,977	58,870,977	—	—
Short-Term Investments	13,624,574	275,651	13,348,923	—

Total	$751,932,857	$67,532,926	$677,207,208	$7,192,723

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the High Yield Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value June 30, 2009
Common Stock
Materials*	—	—	—	—	—	—	—
Consumer Discretionary*	—	—	—	—	—	—	—
Preferred Stock
Financials	1,445,526	—	(1,332,383)	1,442,508	18,959	(593,916)	980,694
Long-Term Fixed Income
Transportation	3,438,128	32,432	48,525	843,583	(946,096)	2,795,457	6,212,029

Total	$4,883,654	$32,432	($1,283,858)	$2,286,091	($927,137)	$2,201,541	$7,192,723

*	Securities in these sections are fair valued at $0.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Credit Contracts
Credit Default Swap	Net realized gains/(losses) on Swap agreements	(1,788,912)
Total Credit Contracts		(1,788,912)

Total		($1,788,912)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Credit Contracts
Credit Default Swap	Change in net unrealized appreciation/(depreciation) on Swap agreements	1,181,418
Total Credit Contracts		1,181,418

Total		$1,181,418

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$6,177,798	$18,765,599	$24,667,746	275,651	$275,651	$22,262
Thrivent Financial Securities Lending Trust	49,481,715	157,778,210	148,388,948	58,870,977	58,870,977	133,768
Total Value and Income Earned	55,659,513				59,146,628	156,030

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (67.5%)	Value
Asset-Backed Securities (5.4%)
	Americredit Automobile Receivables Trust
$ 768,493	5.490%, 7/6/2012[a]	$773,368
	GAMUT Reinsurance, Ltd.
650,000	8.039%, 8/3/2009[b,c]	591,500
250,000	16.039%, 8/3/2009[b,c]	190,000
	GMAC Mortgage Corporation Loan Trust
675,000	6.180%, 5/25/2036[a]	494,545
	Merna Re, Ltd.
400,000	2.348%, 9/30/2009[b,c]	372,560
400,000	3.348%, 9/30/2009[b,c]	371,560
	Residential Asset Mortgage Products, Inc.
1,092,618	4.547%, 12/25/2034	837,493
	Residential Funding Mortgage Securities
400,339	4.470%, 7/25/2018[a]	357,859

	Total Asset-Backed Securities	3,988,885

Basic Materials (3.5%)
	Airgas, Inc.
100,000	7.125%, 10/1/2018[b]	93,750
	Arch Western Finance, LLC
160,000	6.750%, 7/1/2013	146,000
	Cascades, Inc.
100,000	7.250%, 2/15/2013	87,250
	Domtar, Inc.
185,000	7.125%, 8/15/2015	154,475
	Drummond Company, Inc.
160,000	7.375%, 2/15/2016[b]	116,800
	FMG Finance, Pty., Ltd.
230,000	10.625%, 9/1/2016[b]	220,800
	General Cable Corporation, Convertible
100,000	1.000%, 10/15/2012	78,500
	Georgia-Pacific, LLC
90,000	8.125%, 5/15/2011	90,000
340,000	7.125%, 1/15/2017[b]	316,200
	Graphic Packaging International Corporation
110,000	9.500%, 8/15/2013	105,050
	Griffin Coal Mining Company, Pty., Ltd.
240,000	9.500%, 12/1/2016[b]	123,600
	Invista
110,000	9.250%, 5/1/2012[b]	103,675
	Jefferson Smurfit Corporation
80,000	8.250%, 10/1/2012[d]	30,000
	Nalco Company
205,000	8.875%, 11/15/2013	209,100
	NewPage Corporation
100,000	12.000%, 5/1/2013	28,000
	Peabody Energy Corporation
200,000	5.875%, 4/15/2016	176,000
	Smurfit-Stone Container Enterprises, Inc.
160,000	8.000%, 3/15/2017[d,e]	59,200
	Stora Enso Oyj
200,000	6.404%, 4/15/2016[b]	148,000
	Teck Resources, Ltd.
100,000	10.250%, 5/15/2016[b]	104,750
100,000	10.750%, 5/15/2019[b]	107,500
	Terra Capital, Inc.
120,000	7.000%, 2/1/2017	109,650

	Total Basic Materials	2,608,300

Capital Goods (2.6%)
	Case New Holland, Inc.
210,000	7.125%, 3/1/2014	191,625
	Crown Americas, Inc.
100,000	7.625%, 11/15/2013	97,500
100,000	7.750%, 11/15/2015	97,750
	L-3 Communications Corporation
260,000	5.875%, 1/15/2015	230,750
	Legrand SA
100,000	8.500%, 2/15/2025	86,130
	Leucadia National Corporation
210,000	7.125%, 3/15/2017	170,625
	Mueller Water Products, Inc.
140,000	7.375%, 6/1/2017	103,250
	Owens Corning, Inc.
185,000	6.500%, 12/1/2016	162,164
	Owens-Brockway Glass Container, Inc.
70,000	8.250%, 5/15/2013	70,350
	RBS Global, Inc./Rexnord Corporation
210,000	9.500%, 8/1/2014	179,550
	SPX Corporation
205,000	7.625%, 12/15/2014	197,825
	TransDigm, Inc.
110,000	7.750%, 7/15/2014	104,500
	United Rentals North America, Inc.
270,000	7.000%, 2/15/2014	220,725

	Total Capital Goods	1,912,744

Collateralized Mortgage Obligations (11.4%)
	Bear Stearns Adjustable Rate Mortgage Trust
1,307,771	4.625%, 8/25/2010[c]	1,034,716
	Citigroup Mortgage Loan Trust, Inc.
824,183	5.500%, 11/25/2035	582,101
	Citimortgage Alternative Loan Trust
1,052,766	5.750%, 4/25/2037	672,499
	Countrywide Alternative Loan Trust
507,898	6.000%, 1/25/2037	372,293
	Deutsche Alt-A Securities, Inc.
1,608,538	2.209%, 7/1/2009[c]	587,779
485,826	5.500%, 10/25/2021	362,700
	First Horizon ABS Trust
771,015	5.845%, 8/25/2037	463,033
	J.P. Morgan Alternative Loan Trust
300,684	0.384%, 7/25/2009[c]	248,414

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (67.5%)	Value
Collateralized Mortgage Obligations (11.4%) - continued
	J.P. Morgan Mortgage Trust
$ 406,178	6.500%, 1/25/2035	$290,354
735,589	6.048%, 10/25/2036	577,676
	Master Alternative Loans Trust
440,061	6.500%, 7/25/2034	345,379
	MASTR Alternative Loans Trust
1,020,746	6.500%, 5/25/2034	882,786
	Washington Mutual Mortgage Pass-Through Certificates
1,280,056	2.090%, 7/1/2009[c]	413,668
855,167	5.841%, 8/25/2046	662,354
	Wells Fargo Mortgage Backed Securities Trust
1,656,933	6.031%, 9/25/2036	481,553
827,194	6.000%, 7/25/2037	574,771

	Total Collateralized Mortgage Obligations	8,552,076

Commercial Mortgage-Backed Securities (4.8%)
	Commercial Mortgage Pass-Through Certificates
1,000,000	0.499%, 7/15/2009[c,f]	556,142
	Greenwich Capital Commercial Funding Corporation
750,000	5.867%, 8/10/2017	392,907
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,250,000	5.336%, 5/15/2047	958,243
	LB-UBS Commercial Mortgage Trust
750,000	4.568%, 1/15/2031	643,887
	Wachovia Bank Commercial Mortgage Trust
2,000,000	0.439%, 7/15/2009[c,f]	1,000,000

	Total Commercial Mortgage-Backed Securities	3,551,179

Communications Services (7.1%)
	American Tower Corporation
70,000	7.000%, 10/15/2017	67,725
	Charter Communications Operating, LLC
100,000	10.000%, 4/30/2012[b,d]	96,250
200,000	10.375%, 4/30/2014[b,d]	191,500
	Cincinnati Bell, Inc.
205,000	7.250%, 7/15/2013	187,575
	Cricket Communications, Inc.
205,000	9.375%, 11/1/2014	201,925
	CSC Holdings, Inc.
100,000	8.500%, 4/15/2014[b]	99,125
	Dex Media West, LLC/Dex Media West Finance Company
100,000	8.500%, 8/15/2010[d]	72,000
70,000	9.875%, 8/15/2013[d]	10,675
	DIRECTV Holdings, LLC
165,000	6.375%, 6/15/2015	152,625
190,000	7.625%, 5/15/2016	184,775
	EchoStar DBS Corporation
215,000	6.625%, 10/1/2014	198,338
	Intelsat Subsidiary Holding Company, Ltd.
160,000	8.500%, 1/15/2013	153,600
205,000	8.875%, 1/15/2015[b]	197,825
	Level 3 Financing, Inc.
100,000	9.250%, 11/1/2014	82,000
	Liberty Media Corporation
220,000	5.700%, 5/15/2013[g]	190,300
	Mediacom Broadband, LLC
210,000	8.500%, 10/15/2015	189,000
	Nextel Communications, Inc.
100,000	7.375%, 8/1/2015	79,750
	Nielsen Finance, LLC/Nielsen Finance Company
100,000	10.000%, 8/1/2014	94,625
	NTL Cable plc
170,000	9.125%, 8/15/2016	163,625
	Paetec Holding Corporation
120,000	8.875%, 6/30/2017[b]	112,800
	Quebecor Media, Inc.
250,000	7.750%, 3/15/2016	226,563
	Qwest Communications International, Inc.
200,000	7.250%, 2/15/2011	194,000
	Qwest Corporation
150,000	7.875%, 9/1/2011	150,000
	R.H. Donnelley Corporation
200,000	6.875%, 1/15/2013[d]	10,250
	R.H. Donnelley, Inc.
4,000	11.750%, 5/15/2015[b,d]	1,840
	Sprint Capital Corporation
210,000	8.375%, 3/15/2012	206,850
	Sprint Nextel Corporation
145,000	6.000%, 12/1/2016	118,537
	Time Warner Cable, Inc.
200,000	5.850%, 5/1/2017	199,720
300,000	8.250%, 4/1/2019	340,385
	Verizon Communications, Inc.
300,000	6.350%, 4/1/2019	312,087
	Verizon Wireless Capital, LLC
300,000	8.500%, 11/15/2018[b]	358,528
	Videotron Ltee
260,000	6.875%, 1/15/2014	240,500
	Windstream Corporation
200,000	8.625%, 8/1/2016	191,500

	Total Communications Services	5,276,798

Consumer Cyclical (8.0%)
	AMC Entertainment, Inc.
190,000	8.750%, 6/1/2019[b]	178,600
	Ameristar Casinos, Inc.
140,000	9.250%, 6/1/2014[b]	142,800
	Boyd Gaming Corporation
100,000	6.750%, 4/15/2014	81,000
	Burlington Coat Factory Warehouse Corporation
130,000	11.125%, 4/15/2014	103,350

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (67.5%)	Value
Consumer Cyclical (8.0%) - continued
	Centex Corporation
$300,000	7.500%, 1/15/2012	$302,250
	Circus & Eldorado Joint Venture/Silver Legacy Capital Corporation
230,000	10.125%, 3/1/2012	183,137
	Corrections Corporation of America
130,000	6.250%, 3/15/2013	123,175
	CVS Caremark Corporation
200,000	6.600%, 3/15/2019	213,701
	D.R. Horton, Inc.
200,000	6.500%, 4/15/2016	171,000
	Dollarama Group, LP
102,000	7.468%, 12/15/2009[c]	94,350
180,000	8.875%, 8/15/2012	174,150
	Ford Motor Credit Company, LLC
410,000	8.000%, 6/1/2014	331,738
	Gaylord Entertainment Company
130,000	6.750%, 11/15/2014	97,175
	Goodyear Tire & Rubber Company
100,000	8.625%, 12/1/2011	98,500
	Harrah’s Operating Company, Inc.
190,000	11.250%, 6/1/2017[b]	179,550
	Host Marriott, LP
330,000	6.375%, 3/15/2015	285,450
	KB Home
220,000	6.250%, 6/15/2015	188,100
	Lear Corporation
205,000	8.500%, 12/1/2013	53,300
	Levi Strauss & Company
100,000	9.750%, 1/15/2015	98,250
	Limited Brands, Inc.
200,000	6.900%, 7/15/2017	173,062
	MGM MIRAGE
205,000	6.625%, 7/15/2015[e]	133,763
160,000	11.125%, 11/15/2017[b,g]	169,600
	Neiman Marcus Group, Inc.
100,000	10.375%, 10/15/2015	58,500
	Pinnacle Entertainment, Inc.
100,000	7.500%, 6/15/2015	85,500
	Pokagon Gaming Authority
196,000	10.375%, 6/15/2014[b]	192,080
	Pulte Homes, Inc.
180,000	5.200%, 2/15/2015	150,300
	Rite Aid Corporation
100,000	10.375%, 7/15/2016[e]	90,000
160,000	7.500%, 3/1/2017	125,200
	Royal Caribbean Cruises, Ltd.
250,000	7.250%, 6/15/2016	197,500
	Service Corporation International
130,000	6.750%, 4/1/2015	117,650
	Shingle Springs Tribal Gaming Authority
180,000	9.375%, 6/15/2015[b]	108,000
	Stewart Enterprises, Inc., Convertible
120,000	3.125%, 7/15/2014	95,100
40,000	3.375%, 7/15/2016	30,250
	TRW Automotive, Inc.
180,000	7.000%, 3/15/2014[b]	129,600
	Tunica Biloxi Gaming Authority
260,000	9.000%, 11/15/2015[f]	228,800
	Turning Stone Resort Casino Enterprise
230,000	9.125%, 9/15/2014[f]	196,075
	Universal City Florida Holding Company I/II
180,000	5.778%, 8/1/2009[c]	147,150
	Viacom, Inc.
300,000	6.250%, 4/30/2016	295,548
	Warnaco, Inc.
150,000	8.875%, 6/15/2013	151,500

	Total Consumer Cyclical	5,974,754

Consumer Non-Cyclical (5.4%)
	Altria Group, Inc.
300,000	9.950%, 11/10/2038	346,297
	Biomet, Inc.
170,000	10.000%, 10/15/2017[b]	172,975
80,000	10.375%, 10/15/2017	77,400
	Community Health Systems, Inc.
280,000	8.875%, 7/15/2015	274,400
	Constellation Brands, Inc.
75,000	7.250%, 9/1/2016	69,375
	DaVita, Inc.
210,000	6.625%, 3/15/2013	197,925
	Del Monte Corporation
100,000	8.625%, 12/15/2012	101,250
	General Mills, Inc.
200,000	5.650%, 2/15/2019	209,033
	HCA, Inc.
340,000	9.250%, 11/15/2016	334,900
	Jarden Corporation
190,000	7.500%, 5/1/2017[e]	166,250
	Kroger Company
300,000	6.400%, 8/15/2017	318,054
	M-Foods Holdings, Inc.
150,000	9.750%, 10/1/2013[b]	144,375
	Michael Foods, Inc.
160,000	8.000%, 11/15/2013	156,000
	Omega Healthcare Investors, Inc.
100,000	7.000%, 4/1/2014	91,250
	Omnicare, Inc.
110,000	6.875%, 12/15/2015	99,275
	Stater Brothers Holdings, Inc.
210,000	8.125%, 6/15/2012	206,850
	SUPERVALU, Inc.
240,000	7.500%, 11/15/2014	230,400
	Tenet Healthcare Corporation
200,000	7.375%, 2/1/2013	180,000
100,000	9.000%, 5/1/2015[b]	100,750
100,000	10.000%, 5/1/2018[b]	105,000
	Tyson Foods, Inc.
200,000	7.850%, 4/1/2016	192,852
	US Oncology, Inc.
80,000	10.750%, 8/15/2014	79,200
100,000	9.125%, 8/15/2017[b]	99,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (67.5%)	Value
Consumer Non-Cyclical (5.4%) - continued
	Visant Corporation
$100,000	7.625%, 10/1/2012	$99,750

	Total Consumer Non-Cyclical	4,052,811

Energy (4.5%)
	Chesapeake Energy Corporation
140,000	9.500%, 2/15/2015	141,050
320,000	6.375%, 6/15/2015	284,800
140,000	6.250%, 1/15/2018	116,200
	Cie Generale de Geophysique Veritas
200,000	7.500%, 5/15/2015	183,500
	Connacher Oil and Gas, Ltd.
220,000	10.250%, 12/15/2015[b]	133,100
	ConocoPhillips
200,000	6.500%, 2/1/2039	212,887
	Denbury Resources, Inc.
155,000	7.500%, 12/15/2015	147,250
	Forest Oil Corporation
200,000	8.500%, 2/15/2014[b]	196,500
210,000	7.250%, 6/15/2019	187,950
	Hornbeck Offshore Services, Inc.
130,000	6.125%, 12/1/2014	117,813
	Marathon Oil Corporation
300,000	7.500%, 2/15/2019	327,436
	Mariner Energy, Inc.
90,000	11.750%, 6/30/2016	89,550
	Newfield Exploration Company
135,000	6.625%, 4/15/2016	121,837
100,000	7.125%, 5/15/2018	90,875
	PetroHawk Energy Corporation
200,000	9.125%, 7/15/2013	199,000
	Petroplus Finance, Ltd.
140,000	7.000%, 5/1/2017[b]	116,200
	Plains Exploration & Production Company
150,000	7.750%, 6/15/2015	140,250
185,000	10.000%, 3/1/2016	190,087
	Pride International, Inc.
95,000	7.375%, 7/15/2014	94,287
	Sandridge Energy, Inc.
70,000	9.875%, 5/15/2016[b]	67,550
	Tesoro Corporation
200,000	6.625%, 11/1/2015	179,500

	Total Energy	3,337,622

Financials (6.7%)
	AvalonBay Communities, Inc.
300,000	5.750%, 9/15/2016	279,290
	AXA SA
200,000	6.463%, 12/14/2018[b]	126,000
	BBVA Bancomer SA
200,000	6.008%, 5/17/2022[b]	158,856
	Boston Properties, LP
300,000	5.000%, 6/1/2015	269,891
	Deluxe Corporation
100,000	5.125%, 10/1/2014	76,500
	ERP Operating, LP
300,000	5.750%, 6/15/2017	279,864
	Fairfax Financial Holdings, Ltd.
100,000	7.750%, 6/15/2017	89,500
	General Motors Acceptance Corporation, LLC
110,000	5.375%, 6/6/2011[b,e]	93,500
105,000	6.875%, 9/15/2011[b]	91,875
80,000	7.500%, 12/31/2013[b]	62,000
	HCP, Inc.
300,000	6.700%, 1/30/2018	260,609
	J.P. Morgan Chase Capital XX
440,000	6.550%, 9/29/2036	349,722
	Lehman Brothers Holdings, Inc.
400,000	7.000%, 9/27/2027[d]	59,000
	Liberty Mutual Group, Inc.
200,000	10.750%, 6/15/2038[b]	144,000
	Lincoln National Corporation
630,000	7.000%, 5/17/2016[g]	396,900
	MetLife, Inc.
50,000	7.875%, 12/15/2037[b]	40,500
	Mitsubishi UFG Capital Finance, Ltd.
200,000	6.346%, 7/25/2016	175,082
	Nuveen Investments, Inc.
100,000	10.500%, 11/15/2015[b]	69,000
	ProLogis Trust
210,000	5.625%, 11/15/2016	161,426
	Prudential Financial, Inc.
85,000	8.875%, 6/15/2038	70,550
	Rabobank Nederland
315,000	11.000%, 6/30/2019[b]	350,438
	Regency Centers, LP
300,000	5.875%, 6/15/2017	243,039
	Simon Property Group, LP
300,000	6.125%, 5/30/2018	279,049
	Swiss RE Capital I, LP
420,000	6.854%, 5/25/2016[b]	231,168
	Wachovia Capital Trust III
420,000	5.800%, 3/15/2011	252,000
	Wells Fargo Capital XIII
440,000	7.700%, 3/26/2013	365,200

	Total Financials	4,974,959

Technology (1.6%)
	Amkor Technology, Inc.
100,000	7.750%, 5/15/2013	91,750
	Avago Technologies Finance Pte
26,000	6.168%, 9/1/2009[c]	22,425
130,000	10.125%, 12/1/2013	132,600
	First Data Corporation
300,000	9.875%, 9/24/2015	213,000
	Flextronics International, Ltd.
170,000	6.250%, 11/15/2014	158,950
	Iron Mountain, Inc.
205,000	7.750%, 1/15/2015	196,800
	NXP BV/NXP Funding, LLC
21,000	10.000%, 7/15/2013[b]	15,277
	Seagate Technology HDD Holdings
130,000	6.800%, 10/1/2016	111,475
	Sungard Data Systems, Inc.
330,000	4.875%, 1/15/2014	292,050

	Total Technology	1,234,327

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (67.5%)	Value
Transportation (1.2%)
	American Airlines Pass Through Trust
$100,000	7.858%, 10/1/2011	$93,750
	Continental Airlines, Inc.
189,153	7.875%, 7/2/2018	110,655
	Delta Air Lines, Inc.
140,000	7.920%, 11/18/2010	128,800
	Hertz Corporation
270,000	8.875%, 1/1/2014	248,400
	Kansas City Southern de Mexico SA de CV
150,000	7.625%, 12/1/2013	129,000
200,000	12.500%, 4/1/2016[b]	203,000

	Total Transportation	913,605

Utilities (5.3%)
	AES Corporation
330,000	7.750%, 10/15/2015	306,900
	AmeriGas Partners, LP
100,000	7.250%, 5/20/2015	93,750
	Dynegy Holdings, Inc.
110,000	6.875%, 4/1/2011[e]	105,875
120,000	8.375%, 5/1/2016	101,700
100,000	7.750%, 6/1/2019	77,875
	Edison Mission Energy
130,000	7.750%, 6/15/2016	105,950
200,000	7.000%, 5/15/2017	153,500
	El Paso Corporation
100,000	12.000%, 12/12/2013	110,000
250,000	6.875%, 6/15/2014	233,311
	Energy Future Holdings Corporation
210,000	10.875%, 11/1/2017[e]	153,300
	Enterprise Products Operating, LP
700,000	7.034%, 1/15/2018	516,250
	Illinois Power Company
160,000	6.125%, 11/15/2017	155,450
	Kinder Morgan Energy Partners, LP
100,000	6.500%, 9/1/2012	97,750
	Kinder Morgan Finance Company ulc
120,000	5.700%, 1/5/2016	102,900
	Mirant North America, LLC
170,000	7.375%, 12/31/2013	163,200
	NRG Energy, Inc.
320,000	7.375%, 2/1/2016	302,800
	Pacific Energy Partners, LP/Pacific Energy Finance Corporation
110,000	7.125%, 6/15/2014	112,633
	PNM Resources, Inc.
100,000	9.250%, 5/15/2015	92,625
	Regency Energy Partners, LP
100,000	8.375%, 12/15/2013	96,500
130,000	9.375%, 6/1/2016[b]	125,775
	Sabine Pass LNG, LP
205,000	7.500%, 11/30/2016	165,538
	SemGroup, LP
150,000	8.750%, 11/15/2015[b,d]	6,000
	Southern Star Central Corporation
110,000	6.750%, 3/1/2016	98,037
	Southern Union Company
200,000	7.200%, 11/1/2011	136,000
	Trans-Canada Pipelines
400,000	6.350%, 5/15/2017	278,000
	Williams Partners, LP
120,000	7.250%, 2/1/2017	109,500

	Total Utilities	4,001,119

	Total Long-Term Fixed Income (cost $57,923,622)	50,379,179

Shares	Common Stock (25.0%)
Consumer Discretionary (2.3%)
2,100	Best Buy Company, Inc.	70,329
5,600	CBS Corporation	38,752
2,700	Comcast Corporation	39,123
1,700	Family Dollar Stores, Inc.	48,110
3,000	Genuine Parts Company	100,680
11,400	Home Depot, Inc.	269,382
7,600	KB Home[e]	103,968
2,900	McDonald’s Corporation	166,721
5,300	McGraw-Hill Companies, Inc.	159,583
700	National Presto Industries, Inc.	53,270
2,800	Snap-On, Inc.	80,472
2,100	Stanley Works	71,064
4,100	Staples, Inc.	82,697
1,700	Starwood Hotels & Resorts Worldwide, Inc.	37,740
6,732	Time Warner, Inc.	169,579
1,500	VF Corporation	83,025
2,600	Whirlpool Corporation[e]	110,656

	Total Consumer Discretionary	1,685,151

Consumer Staples (2.5%)
7,600	Altria Group, Inc.	124,564
1,600	Coca-Cola Company	76,784
1,600	ConAgra Foods, Inc.	30,496
1,300	CVS Caremark Corporation	41,431
1,300	Diageo plc ADR	74,425
2,000	General Mills, Inc.	112,040
2,500	Kimberly-Clark Corporation	131,075
6,600	Kraft Foods, Inc.	167,244
2,100	Lorillard, Inc.	142,317
1,000	McCormick & Company, Inc.	32,530
5,900	Nu Skin Enterprises, Inc.	90,270
1,600	PepsiCo, Inc.	87,936
5,400	Philip Morris International, Inc.	235,548
3,237	Procter & Gamble Company	165,411
4,900	SUPERVALU, Inc.	63,455
2,000	SYSCO Corporation	44,960
6,100	Tyson Foods, Inc.	76,921
1,700	Unilever plc ADR	39,950
500	Village Super Market, Inc.	14,875
2,200	Wal-Mart Stores, Inc.	106,568

	Total Consumer Staples	1,858,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (25.0%)	Value
Energy (3.4%)
800	Apache Corporation	$57,720
5,200	BJ Services Company	70,876
2,700	BP plc ADR	128,736
5,400	Chevron Corporation	357,750
7,800	ConocoPhillips	328,068
1,000	Devon Energy Corporation	54,500
700	Diamond Offshore Drilling, Inc.	58,135
700	Encana Corporation	34,629
2,100	ENSCO International, Inc.	73,227
5,800	Exxon Mobil Corporation	405,478
3,300	Halliburton Company	68,310
4,700	Marathon Oil Corporation	141,611
1,900	National Oilwell Varco, Inc.[h]	62,054
2,700	Noble Corporation	81,675
1,900	Occidental Petroleum Corporation	125,039
300	PetroChina Company, Ltd.	33,144
1,200	Petroleo Brasileiro SA ADR	40,032
1,600	Royal Dutch Shell plc ADR	80,304
4,400	Teekay Shipping Corporation	92,532
1,800	Tidewater, Inc.	77,166
1,450	Total SA ADR	78,634
3,000	Valero Energy Corporation	50,670
900	XTO Energy, Inc.	34,326

	Total Energy	2,534,616

Financials (6.8%)
2,800	ACE, Ltd.	123,844
2,200	AFLAC, Inc.	68,398
3,600	Allstate Corporation	87,840
2,000	AMB Property Corporation	37,620
1,700	American Campus Communities, Inc.	37,706
1,000	American Express Company	23,240
3,100	Ameriprise Financial, Inc.	75,237
2,500	Annaly Capital Management, Inc.	37,850
1,937	AvalonBay Communities, Inc.	108,356
9,000	Bank of America Corporation	118,800
3,500	Bank of New York Mellon Corporation	102,585
3,600	BB&T Corporation	79,128
300	BlackRock, Inc.	52,626
3,200	Boston Properties, Inc.	152,640
1,300	BRE Properties, Inc.	30,888
3,700	Brookfield Properties Corporation[e]	29,489
1,600	Camden Property Trust	44,160
1,600	Chubb Corporation	63,808
1,200	City Holding Company	36,432
1,600	Corporate Office Properties Trust	46,928
1,000	Cullen/Frost Bankers, Inc.	46,120
5,000	DCT Industrial Trust, Inc.	20,400
2,300	Digital Realty Trust, Inc.	82,455
2,900	Douglas Emmett, Inc.	26,071
1,000	Equity Lifestyle Properties, Inc.	37,180
5,200	Equity Residential REIT	115,596
900	Essex Property Trust, Inc.	56,007
1,700	Federal Realty Investment Trust	87,584
1,000	Goldman Sachs Group, Inc.	147,440
4,400	Health Care Property Investors, Inc.	93,236
1,900	Health Care REIT, Inc.	64,790
2,100	Highwoods Properties, Inc.	46,977
800	Home Properties, Inc.	27,280
1,100	Hospitality Properties Trust	13,079
10,100	Host Marriott Corporation	84,739
5,200	Hudson City Bancorp, Inc.	69,108
14,300	J.P. Morgan Chase & Company	487,773
4,422	Kimco Realty Corporation	44,441
2,500	Liberty Property Trust	57,600
2,566	Macerich Company[e]	45,187
1,800	Mack-Cali Realty Corporation	41,040
1,700	Morgan Stanley	48,467
2,600	Nationwide Health Properties, Inc.	66,924
2,900	New York Community Bancorp, Inc.	31,001
3,700	People’s United Financial, Inc.	55,648
1,200	Plum Creek Timber Company, Inc.[e]	35,736
2,300	PNC Financial Services Group, Inc.	89,263
5,000	ProLogis Trust	40,300
2,456	Public Storage, Inc.	160,819
2,000	Regency Centers Corporation	69,820
2,700	Senior Housing Property Trust	44,064
4,817	Simon Property Group, Inc.	247,738
4,200	State Street Corporation	198,240
8,600	Sunstone Hotel Investors, Inc.	46,010
2,100	T. Rowe Price Group, Inc.	87,507
1,100	Tanger Factory Outlet Centers, Inc.	35,673
1,700	Taubman Centers, Inc.	45,662
4,900	Travelers Companies, Inc.	201,096
6,500	U.S. Bancorp	116,480
3,500	Ventas, Inc.	104,510
3,063	Vornado Realty Trust	137,927
7,400	Wells Fargo & Company	179,524

	Total Financials	5,094,087

Health Care (2.4%)
3,500	Abbott Laboratories	164,640
600	Amgen, Inc.[h]	31,764
1,100	Baxter International, Inc.	58,256
600	Becton, Dickinson and Company	42,786
27,200	Boston Scientific Corporation[h]	275,808
5,300	Bristol-Myers Squibb Company	107,643
2,500	Eli Lilly and Company	86,600
4,600	Johnson & Johnson	261,280
2,100	Medtronic, Inc.	73,269
4,100	Merck & Company, Inc.	114,636
1,650	Novartis AG ADR	67,303
17,700	Pfizer, Inc.	265,500
300	Teva Pharmaceutical Industries, Ltd. ADR	14,802
2,100	UnitedHealth Group, Inc.	52,458
3,600	Wyeth	163,404

	Total Health Care	1,780,149

Industrials (2.1%)
1,500	3M Company	90,150
1,500	Caterpillar, Inc.	49,560
2,000	Dover Corporation	66,180
1,300	Eaton Corporation	57,993

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares	Common Stock (25.0%)	Value
Industrials (2.1%) - continued
1,900	Emerson Electric Company	$61,560
1,500	FedEx Corporation	83,430
1,700	Fluor Corporation	87,193
1,200	General Dynamics Corporation	66,468
15,900	General Electric Company	186,348
1,800	Honeywell International, Inc.	56,520
4,600	Illinois Tool Works, Inc.	171,764
1,800	Parker-Hannifin Corporation	77,328
5,400	R.R. Donnelley & Sons Company	62,748
1,800	Republic Services, Inc.	43,938
2,400	Timken Company	40,992
5,200	Tyco International, Ltd.	135,096
1,500	United Parcel Service, Inc.	74,985
3,300	United Technologies Corporation	171,468

	Total Industrials	1,583,721

Information Technology (2.3%)
1,700	Accenture, Ltd.	56,882
4,300	Cisco Systems, Inc.[h]	80,152
200	Google, Inc.[h]	84,318
2,100	Harris Corporation	59,556
2,100	Hewlett-Packard Company	81,165
8,900	Intel Corporation	147,295
2,400	International Business Machines Corporation	250,608
9,900	Microsoft Corporation	235,323
3,950	Nokia Oyj ADR	57,591
12,700	Oracle Corporation	272,034
3,100	Paychex, Inc.	78,120
3,300	QUALCOMM, Inc.	149,160
4,900	Tyco Electronics, Ltd.	91,091
12,300	United Online, Inc.	80,073

	Total Information Technology	1,723,368

Materials (1.0%)
1,100	Air Products and Chemicals, Inc.	71,049
1,600	BHP Billiton, Ltd.[e]	87,568
4,400	E.I. du Pont de Nemours and Company	112,728
1,800	Lubrizol Corporation	85,158
2,300	Nucor Corporation	102,189
4,600	Olin Corporation	54,694
4,800	Packaging Corporation of America	77,760
1,600	PPG Industries, Inc.	70,240
600	Praxair, Inc.	42,642
3,400	Southern Copper Corporation[e]	69,496

	Total Materials	773,524

Telecommunications Services (1.1%)
15,200	AT&T, Inc.	377,568
8,800	Verizon Communications, Inc.	270,424
4,200	Vodafone Group plc ADR	81,858
9,500	Windstream Corporation	79,420

	Total Telecommunications Services	809,270

Utilities (1.1%)
2,400	AGL Resources, Inc.	76,320
5,400	Duke Energy Corporation	78,786
2,600	Energen Corporation	103,740
500	Entergy Corporation	38,760
1,200	Exelon Corporation	61,452
2,200	FPL Group, Inc.	125,092
3,500	Integrys Energy Group, Inc.	104,965
2,200	Mirant Corporation[h]	34,628
6,400	NiSource, Inc.	74,624
1,800	PG&E Corporation	69,192
1,400	Questar Corporation	43,554

	Total Utilities	811,113

	Total Common Stock (cost $21,027,723)	18,653,799

	Preferred Stock (0.3%)
Financials (0.2%)
2,600	Bank of America Corporation,
	8.625%	52,728
2,600	Federal National Mortgage
	Association, 8.250%	3,484
70	Preferred Blocker, Inc., 7.000%[b]	30,104
2,600	U.S. Bancorp, 7.875%	64,610

	Total Financials	150,926

Utilities (0.1%)
2,600	Xcel Energy, Inc., 7.600%	65,858

	Total Utilities	65,858

	Total Preferred Stock (cost $278,782)	216,784

	Collateral Held for Securities Loaned (1.7%)
1,292,240	Thrivent Financial Securities Lending Trust	1,292,240

	Total Collateral Held for Securities Loaned (cost $1,292,240)	1,292,240

Shares or Principal Amount	Short-Term Investments (6.1%)[i]
	Federal Home Loan Mortgage Corporation Discount Notes
700,000	0.217%, 9/21/2009[j]	699,658
3,826,892	Thrivent Money Market Portfolio	3,826,892

	Total Short-Term Investments (at amortized cost)	4,526,550

	Total Investments (cost $85,048,917) 100.6%	$75,068,552

	Other Assets and Liabilities, Net (0.6%)	(425,319)

	Total Net Assets 100.0%	$74,643,233

a	All or a portion of the security is insured or guaranteed.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2009, the value of these investments was $7,901,986 or 10.6% of total net assets.
c	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.
d	In bankruptcy.
e	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
f	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Diversified Income Plus Portfolio owned as of June 30, 2009.

Security	Acquisition Date	Cost
Commercial Mortgage Pass-Through Certificates	5/2/2007	$1,000,000
Tunica Biloxi Gaming Authority	11/8/2005	260,000
Turning Stone Resort Casino Enterprise	9/8/2006	199,659
Wachovia Bank Commercial Mortgage Trust	4/25/2007	2,000,000

g	All or a portion of the security was earmarked to cover options.
h	Non-income producing security.
i	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
j	At June 30, 2009, $699,658 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,219,271
Gross unrealized depreciation	(12,199,636)

Net unrealized appreciation (depreciation)	$(9,980,365)

Cost for federal income tax purposes	$85,048,917

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Diversified Income Plus Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	3,988,885	—	3,988,885	—
Basic Materials	2,608,300	—	2,608,300	—
Capital Goods	1,912,744	—	1,912,744	—
Collateralized Mortgage Obligations	8,552,076	—	8,552,076	—
Commercial Mortgage-Backed Securities	3,551,179	—	3,551,179	—
Communications Services	5,276,798	—	5,276,798	—
Consumer Cyclical	5,974,754	—	5,974,754	—
Consumer Non-Cyclical	4,052,811	—	4,052,811	—
Energy	3,337,622	—	3,337,622	—
Financials	4,974,959	—	4,974,959	—
Technology	1,234,327	—	1,234,327	—
Transportation	913,605	—	580,400	333,205
Utilities	4,001,119	—	4,001,119	—
Common Stock
Consumer Discretionary	1,685,151	1,685,151	—	—
Consumer Staples	1,858,800	1,858,800	—	—
Energy	2,534,616	2,534,616	—	—
Financials	5,094,087	5,094,087	—	—
Health Care	1,780,149	1,780,149	—	—
Industrials	1,583,721	1,583,721	—	—
Information Technology	1,723,368	1,723,368	—	—
Materials	773,524	773,524	—	—
Telecommunications Services	809,270	809,270	—	—
Utilities	811,113	811,113	—	—
Preferred Stock
Financials	150,926	120,822	30,104	—
Utilities	65,858	65,858	—	—
Collateral Held for Securities Loaned	1,292,240	1,292,240	—	—
Short-Term Investments	4,526,550	3,826,892	699,658	—

Total	$75,068,552	$23,959,611	$50,775,736	$333,205

Other Financial Instruments*	($36,576)	($36,576)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Diversified Income Plus Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value June 30, 2009
Preferred Stock
Financials	305,589	—	(87,446)	96,456	(284,495)	(30,104)	—
Long-Term Fixed Income
Asset-Backed Securities	1,312,255	—	—	23,365	—	(1,335,620)	—
Transportation	424,051	1,208	(38,995)	134,778	(187,837)	—	333,205

Total	$2,041,895	$1,208	($126,441)	$254,599	($472,332)	($1,365,724)	$333,205

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	26	September 2009	$2,988,048	$2,982,688	($5,360)
10-Yr. U.S. Treasury Bond Futures	(15)	September 2009	(1,733,275)	(1,743,985)	(10,710)
S&P 500 Index Futures	(12)	September 2009	(2,778,551)	(2,746,500)	32,051
S&P 500 Index Mini-Futures	62	September 2009	2,892,553	2,838,050	(54,503)
Total Futures Contracts					($38,522)

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	15	$945.00	July 2009	($4,575)	$1,946
Total Call Options Written				($4,575)	$1,946

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Option Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	1,946
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	32,051
Total Equity Contracts		33,997

Total Asset Derivatives		$33,997

Liability Derivatives
Interest Rate Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	16,070
Total Interest Rate Contracts		16,070
Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	54,503
Total Equity Contracts		54,503

Total LiabilityDerivatives		$70,573

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Option Written	Net realized gains/(losses) on Written option contracts	11,492
Future	Net realized gains/(losses) on Futures contracts	297,025
Total Equity Contracts		308,517
Interest Rate Contracts
Future	Net realized gains/(losses) on Futures contracts	106,055
Total Interest Rate Contracts		106,055

Total		$414,572

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Equity Contracts
Option Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	1,946
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(104,939)
Total Equity Contracts		(102,993)
Interest Rate Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(16,070)
Total Interest Rate Contracts		(16,070)

Total		($119,063)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$1,906,331	$21,922,368	$20,001,807	3,826,892	$3,826,892	$8,049
Thrivent Financial Securities Lending Trust	1,642,478	6,196,882	6,547,120	1,292,240	1,292,240	6,540
Total Value and Income Earned	3,548,809				5,119,132	14,589

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (86.8%)	Value
Asset-Backed Securities (8.5%)
	Americredit Automobile Receivables Trust
$26,051	0.398%, 7/6/2009[a,b]	$25,061
2,140	4.870%, 12/6/2010[a]	2,141
30,593	5.200%, 3/6/2011	30,634
36,506	3.430%, 7/6/2011[a]	36,791
8,586	5.210%, 10/6/2011[a]	8,572
	Bear Stearns Asset-Backed Securities, Inc.
69,803	5.000%, 1/25/2034	61,741
	Capital Auto Receivables Asset Trust
17,968	0.379%, 7/15/2009[b]	17,681
30,000	0.419%, 7/15/2009[b]	28,041
80,000	4.730%, 9/15/2010	80,254
	Capital One Auto Finance Trust
51,737	0.359%, 7/15/2009[a,b]	50,149
	Carmax Auto Owner Trust
59,393	1.019%, 7/15/2009[b]	59,420
	DaimlerChrysler Auto Trust
15,188	4.200%, 7/8/2010	15,199
	Ford Credit Auto Owner Trust
32,008	5.160%, 11/15/2010	32,248
	Harley Davidson Motorcycle Trust
20,230	1.219%, 7/15/2009[b]	20,238
	Household Automotive Trust
26,721	5.610%, 8/17/2011	27,224
7,327	5.280%, 9/17/2011	7,433
73,283	4.550%, 7/17/2012	73,610

	Total Asset-Backed Securities	576,437

Basic Materials (1.1%)
	Yara International ASA
70,000	7.875%, 6/11/2019[c]	72,946

	Total Basic Materials	72,946

Capital Goods (1.8%)
	Roper Industries, Inc.
70,000	6.625%, 8/15/2013	69,907
	Weyerhaeuser Company
50,000	1.610%, 9/24/2009[b]	49,364

	Total Capital Goods	119,271

Collateralized Mortgage Obligations (3.7%)
	American Home Mortgage Assets Trust
134,117	2.300%, 7/1/2009[b]	56,770
126,598	0.439%, 7/27/2009[b]	49,552
82,452	0.504%, 7/27/2009[b]	33,371
	Chase Funding Trust
39,655	4.045%, 11/25/2029	37,101
	Impac CMB Trust
25,554	0.584%, 7/27/2009[b]	11,388
	Master Alternative Loans Trust
30,139	6.250%, 7/25/2036	15,004
	Residential Asset Securitization Trust
41,136	6.250%, 11/25/2036	23,576
	Structured Asset Securities Corporation
27,675	5.000%, 6/25/2035	20,548

	Total Collateralized Mortgage Obligations	247,310

Commercial Mortgage-Backed Securities (0.7%)
	Citigroup/Deutsche Bank Commercial Mortgage Securities, Inc.
40,000	5.205%, 12/11/2049	36,587
	Credit Suisse First Boston Mortgage Securities Corporation
53,814	4.665%, 12/25/2033	13,593

	Total Commercial Mortgage-Backed Securities	50,180

Communications Services (3.0%)
	CC Holdings GS V, LLC
50,000	7.750%, 5/1/2017[c]	48,750
	Thomson Reuters Corporation
70,000	5.950%, 7/15/2013	71,608
	Time Warner Cable, Inc.
70,000	8.250%, 4/1/2019	79,423

	Total Communications Services	199,781

Consumer Cyclical (3.7%)
	American Honda Finance Corporation
100,000	1.359%, 9/20/2009[b,c]	96,495
	Home Depot, Inc.
60,000	0.749%, 9/16/2009[b]	59,817
	Ohana Military Communities, LLC
120,000	6.000%, 10/1/2051[c]	91,396

	Total Consumer Cyclical	247,708

Consumer Non-Cyclical (1.9%)
	Hospira, Inc.
60,000	1.078%, 9/30/2009[b]	59,463
	Koninklijke (Royal) Philips Electronics NV
70,000	1.798%, 3/11/2011[b]	70,134

	Total Consumer Non-Cyclical	129,597

Energy (3.3%)
	Great River Energy
65,480	5.829%, 7/1/2017[c]	63,004
	Pioneer Natural Resources Company
110,000	5.875%, 7/15/2016	94,846
	Rockies Express Pipeline, LLC
70,000	4.500%, 8/20/2009[b,c]	69,913

	Total Energy	227,763

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (86.8%)	Value
Financials (26.1%)
	BAC Capital Trust XIV
$ 250,000	1.468%, 9/1/2009[b]	$123,324
	Bear Stearns Companies, LLC
70,000	0.903%, 9/9/2009[b]	69,969
70,000	7.250%, 2/1/2018	73,779
	Capital One Bank USA NA
70,000	8.800%, 7/15/2019	71,514
	Chase Manhattan Corporation
70,000	7.000%, 11/15/2009	71,096
	Credit Agricole SA
100,000	6.637%, 5/31/2017[c]	58,750
	Deutsche Bank NY
70,000	1.213%, 9/18/2009[b]	69,077
	First Union Corporation
60,000	7.574%, 8/1/2026	60,493
	Glitnir Banki HF
50,000	3.226%, 1/21/2011[d,e]	8,125
	Goldman Sachs Group, Inc.
80,000	1.430%, 7/23/2009[b]	79,962
	HRPT Properties Trust
50,000	1.224%, 9/16/2009[b]	43,547
	Independence Community Bank Corporation
70,000	3.028%, 7/1/2009[b]	49,783
	J.P. Morgan Chase & Company
70,000	1.362%, 7/1/2009[a,b]	70,402
100,000	1.883%, 8/17/2009[b]	50,989
80,000	0.854%, 9/28/2009[b]	80,800
	MBNA Capital
100,000	1.828%, 8/1/2009[b]	52,550
	MetLife, Inc.
70,000	0.921%, 9/29/2009[b]	70,872
	Monumental Global Funding III
100,000	1.283%, 8/17/2009[b,c]	99,536
	ProLogis
50,000	6.625%, 5/15/2018	39,370
	Rabobank Nederland
70,000	11.000%, 6/30/2019[c]	77,875
	Royal Bank of Scotland Group plc
140,000	7.640%, 9/29/2017	56,700
	SLM Corporation
25,000	1.232%, 7/27/2009[b]	24,907
	Sovereign Bank
15,000	2.738%, 8/3/2009[b]	11,316
	State Street Bank and Trust Company
70,000	0.829%, 9/15/2009[b]	70,539
	Suncorp-Metway, Ltd.
70,000	0.989%, 9/17/2009[b,c]	69,856
	SunTrust Bank
70,000	0.863%, 8/21/2009[b]	62,162
	Svenska Handelsbanken AB
50,000	4.875%, 6/10/2014[c]	49,496
	Wachovia Capital Trust III
150,000	5.800%, 3/15/2011	90,000

	Total Financials	1,756,789

Foreign (1.1%)
	Province of Ontario
75,000	1.166%, 8/22/2009[b]	74,723

	Total Foreign	74,723

Transportation (2.4%)
	Skyway Concession Company, LLC
50,000	0.878%, 9/30/2009[b,c]	44,590
	Toll Road Investors Partnership II, LP
500,000	Zero Coupon, 2/15/2043[c]	99,915
173,660	Zero Coupon, 2/15/2045[c]	15,714

	Total Transportation	160,219

U.S. Government (27.7%)
	Federal Home Loan Banks
60,000	5.000%, 11/17/2017	63,847
	Federal Home Loan Mortgage Corporation
750,000	6.625%, 9/15/2009	759,832
	U.S. Department of Housing & Urban Development
1,000,000	3.440%, 8/1/2011	1,042,502

	Total U.S. Government	1,866,181

U.S. Municipals (0.8%)
	Oakland, California Redevelopment Agency Taxable Bonds (Series T)
60,000	5.252%, 9/1/2016	57,986

	Total U.S. Municipals	57,986

Utilities (1.0%)
	Enterprise Products Operating, LP
70,000	4.600%, 8/1/2012	70,479

	Total Utilities	70,479

	Total Long-Term Fixed Income (cost $5,878,437)	5,857,370

Shares or Principal Amount	Short-Term Investments (13.7%)[f]
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	0.200%, 9/21/2009[g]	99,955
819,283	Thrivent Money Market Portfolio	819,283

	Total Short-Term Investments (at amortized cost)	919,238

	Total Investments (cost $6,797,675) 100.5%	$6,776,608

	Other Assets and Liabilities, Net (0.5%)	(32,285)

	Total Net Assets 100.0%	$6,744,323

a	All or a portion of the security is insured or guaranteed.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

b	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2009, the value of these investments was $958,236 or 14.2% of total net assets.
d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Socially Responsible Bond Portfolio owned as of June 30, 2009.

Security	Acquisition Date	Cost
Glitnir Banki HF	5/1/2008	$45,116

e	In bankruptcy.
f	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
g	At June 30, 2009, $99,955 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$185,755
Gross unrealized depreciation	(206,822)

Net unrealized appreciation (depreciation)	$(21,067)

Cost for federal income tax purposes	$6,797,675

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Partner Socially Responsible Bond Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	576,437	—	576,437	—
Basic Materials	72,946	—	72,946	—
Capital Goods	119,271	—	119,271	—
Collateralized Mortgage Obligations	247,310	—	247,310	—
Commercial Mortgage-Backed Securities	50,180	—	50,180	—
Communications Services	199,781	—	199,781	—
Consumer Cyclical	247,708	—	247,708	—
Consumer Non-Cyclical	129,597	—	129,597	—
Energy	227,763	—	227,763	—
Financials	1,756,789	—	1,756,789	—
Foreign	74,723	—	74,723	—
Transportation	160,219	—	160,219	—
U.S. Government	1,866,181	—	1,866,181	—
U.S. Municipals	57,986	—	57,986	—
Utilities	70,479	—	70,479	—
Short-Term Investments	919,238	819,283	99,955	—

Total	$6,776,608	$819,283	$5,957,325	$—

Other Financial Instruments*	$39,392	$39,392	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(25)	September 2009	($5,422,773)	($5,405,468)	$17,305
5-Yr. U.S. Treasury Bond Futures	(3)	September 2009	(349,384)	(344,156)	5,228
10-Yr. U.S. Treasury Bond Futures	21	September 2009	2,443,222	2,441,578	(1,644)
20-Yr. U.S. Treasury Bond Futures	6	September 2009	691,653	710,156	18,503
Total Futures Contracts					$39,392

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Partner Socially Responsible Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	41,036
Total Interest Rate Contracts		41,036

Total Asset Derivatives		$41,036

Liability Derivatives
Interest Rate Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,644
Total Interest Rate Contracts		1,644

Total Liability Derivatives		$1,644

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Partner Socially Responsible Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Future	Net realized gains/(losses) on Futures contracts	(114,543)
Total Interest Rate Contracts		(114,543)

Total		($114,543)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Partner Socially Responsible Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Interest Rate Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	71,147
Total Interest Rate Contracts		71,147

Total		$71,147

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of June 30, 2009
(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Socially Responsible Bond Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$605,703	$5,047,231	$4,833,651	819,283	$819,283	$2,891
Total Value and Income Earned	605,703				819,283	2,891

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Bank Loans (0.3%)[a]	Value
Utilities (0.3%)
	NRG Energy, Inc., Term Loan
$2,649,104	2.016%, 2/1/2013	$2,488,728
1,418,230	2.970%, 2/1/2013	1,332,370

	Total Utilities	3,821,098

	Total Bank Loans (cost $3,706,613)	3,821,098

	Long-Term Fixed Income (95.6%)
Asset-Backed Securities (2.1%)
	Bear Stearns Mortgage Funding Trust
2,469,578	0.454%, 7/27/2009[b]	444,568
	Capitalsource Commercial Loan Trust
4,018,348	0.445%, 7/20/2009[b,c]	3,353,082
	Countrywide Asset-Backed Certificates
1,505,490	4.778%, 2/25/2036	875,986
	Credit Based Asset Servicing and Securitization, LLC
302,056	0.424%, 7/27/2009[b]	299,223
	First Franklin Mortgage Loan Asset-Backed Certificates
2,035,551	0.404%, 7/27/2009[b]	1,903,187
	GMAC Mortgage Corporation Loan Trust
8,924,959	0.494%, 7/27/2009[b,d]	2,683,280
7,705,204	0.494%, 7/27/2009[b,d]	2,114,069
	IndyMac Seconds Asset-Backed Trust
1,176,020	0.484%, 7/27/2009[b,d]	316,084
	Merna Re, Ltd.
12,250,000	2.348%, 9/30/2009[b,e]	11,409,650

	Total Asset-Backed Securities	23,399,129

Basic Materials (3.3%)
	ArcelorMittal
2,500,000	9.000%, 2/15/2015	2,636,033
6,050,000	6.125%, 6/1/2018	5,293,749
	Arch Western Finance, LLC
1,900,000	6.750%, 7/1/2013	1,733,750
	Barrick Gold Corporation
2,585,000	6.950%, 4/1/2019	2,895,216
	Dow Chemical Company
2,550,000	8.550%, 5/15/2019	2,554,539
	E.I. Du Pont de Nemours & Company
2,600,000	6.000%, 7/15/2018	2,802,621
	FMG Finance, Pty., Ltd.
1,870,000	10.625%, 9/1/2016[e]	1,795,200
	Freeport-McMoRan Copper & Gold, Inc.
1,860,000	8.375%, 4/1/2017	1,873,950
	Georgia-Pacific Corporation
2,310,000	9.500%, 12/1/2011[f]	2,379,300
	International Paper Company
2,500,000	9.375%, 5/15/2019	2,548,398
	Mosaic Global Holdings, Inc., Convertible
2,500,000	7.375%, 12/1/2014[e]	2,575,000
	Nalco Company
1,870,000	8.875%, 11/15/2013	1,907,400
	Rio Tinto Finance, Ltd.
1,200,000	5.875%, 7/15/2013	1,207,520
3,285,000	6.500%, 7/15/2018	3,286,915
	Teck Resources, Ltd.
1,870,000	9.750%, 5/15/2014[e]	1,935,450

	Total Basic Materials	37,425,041

Capital Goods (3.1%)
	BAE Systems Holdings, Inc.
3,100,000	4.950%, 6/1/2014[e]	3,115,950
	Case New Holland, Inc.
1,200,000	7.125%, 3/1/2014	1,095,000
	Caterpillar, Inc.
3,400,000	7.900%, 12/15/2018	3,921,359
	CRH America, Inc.
2,400,000	6.000%, 9/30/2016	2,135,827
1,900,000	8.125%, 7/15/2018	1,829,143
	Honeywell International, Inc.
3,400,000	5.300%, 3/1/2018	3,550,821
	John Deere Capital Corporation
5,200,000	5.350%, 4/3/2018	5,168,919
	Lockheed Martin Corporation
1,805,000	6.150%, 9/1/2036	1,926,767
	Owens-Brockway Glass Container, Inc.
1,870,000	8.250%, 5/15/2013	1,879,350
	Systems 2001 Asset Trust, LLC
2,943,331	6.664%, 9/15/2013[c]	2,949,825
	United Technologies Corporation
3,500,000	4.875%, 5/1/2015	3,721,795
	Waste Management, Inc.
4,300,000	7.375%, 3/11/2019	4,607,979

	Total Capital Goods	35,902,735

Collateralized Mortgage Obligations (2.8%)
	Banc of America Mortgage Securities, Inc.
7,999,843	4.802%, 9/25/2035	5,543,163
	Countrywide Alternative Loan Trust
6,666,163	6.000%, 1/25/2037	4,886,351
	Deutsche Alt-A Securities, Inc.
4,021,345	2.209%, 7/1/2009[b]	1,469,447
	HomeBanc Mortgage Trust
3,510,759	5.939%, 4/25/2037	2,156,982
	J.P. Morgan Mortgage Trust
7,155,847	5.008%, 7/25/2035	5,535,556
	Merrill Lynch Mortgage Investors, Inc.
5,862,153	4.866%, 6/25/2035	4,417,906
	Wachovia Mortgage Loan Trust, LLC
4,719,355	5.557%, 5/20/2036	3,234,118

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Collateralized Mortgage Obligations (2.8%) - continued
	Washington Mutual Mortgage
	Pass-Through Certificates
$7,680,337	2.090%, 7/1/2009[b]	$2,482,007
1,139,388	0.604%, 7/25/2009[b]	596,083
2,169,754	4.829%, 9/25/2035	1,765,640

	Total Collateralized Mortgage Obligations	32,087,253

Commercial Mortgage-Backed Securities (7.8%)
	Banc of America Large Loan Trust
3,593,062	0.429%, 7/15/2009[b,e]	2,915,648
3,250,000	0.529%, 7/15/2009[b,e]	2,423,093
	Bear Stearns Commercial Mortgage Securities
3,500,000	5.331%, 2/11/2044	2,832,564
	Bear Stearns Commercial Mortgage Securities, Inc.
3,000,000	0.469%, 7/15/2009[b,c]	2,250,153
	Citigroup Commercial Mortgage Trust
15,506	0.389%, 7/15/2009[b,e]	13,106
12,500,000	0.459%, 7/15/2009[b,e]	5,161,163
	Commercial Mortgage Pass-Through Certificates
300,218	0.419%, 7/15/2009[b,e]	291,862
2,000,000	0.449%, 7/15/2009[b,c]	1,246,532
4,750,000	0.499%, 7/15/2009[b,c]	2,641,675
	Credit Suisse Mortgage Capital Certificates
7,500,000	0.489%, 7/15/2009[b,e]	3,691,103
	Crown Castle International Corporation
10,000,000	5.245%, 11/15/2036[e]	9,600,000
	Greenwich Capital Commercial Funding Corporation
10,750,000	5.867%, 8/10/2017	5,631,667
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
5,500,000	4.302%, 1/15/2038	4,994,897
11,285,000	5.336%, 5/15/2047	8,651,024
11,500,000	5.819%, 6/15/2049	8,781,802
	Merrill Lynch Mortgage Trust
6,000,000	4.747%, 5/12/2043	5,149,878
8,625,000	5.265%, 1/12/2044	5,608,682
	Wachovia Bank Commercial Mortgage Trust
15,000,001	0.439%, 7/15/2009[b,c]	7,499,999
7,700,000	4.390%, 2/15/2036	7,305,845
2,000,000	5.765%, 7/15/2045	1,598,792
	Washington Mutual Asset Securities Corporation
1,048,114	3.830%, 1/25/2035[e]	1,018,717

	Total Commercial Mortgage-Backed Securities	89,308,202

Communications Services (12.7%)
	Alltel Corporation
1,250,000	7.000%, 3/15/2016	1,348,508
	AT&T, Inc.
3,100,000	6.700%, 11/15/2013	3,404,491
4,275,000	5.500%, 2/1/2018	4,268,745
2,000,000	6.400%, 5/15/2038	1,957,824
3,000,000	6.550%, 2/15/2039	2,994,666
	British Telecom plc
3,075,000	9.125%, 12/15/2030	3,409,123
	CC Holdings GS V, LLC
1,550,000	7.750%, 5/1/2017[e]	1,511,250
	Citizens Communications Company
2,490,000	6.250%, 1/15/2013	2,290,800
	Comcast Corporation
4,300,000	5.900%, 3/15/2016	4,448,022
1,900,000	6.300%, 11/15/2017	2,010,901
6,000,000	5.700%, 5/15/2018	6,032,237
2,700,000	6.400%, 5/15/2038	2,643,062
	Cox Communications, Inc.
2,900,000	4.625%, 6/1/2013	2,853,226
1,230,000	5.450%, 12/15/2014	1,221,005
3,400,000	9.375%, 1/15/2019[e]	4,094,049
2,500,000	8.375%, 3/1/2039[e]	2,787,458
	Cricket Communications, Inc.
1,240,000	7.750%, 5/15/2016[e]	1,193,500
	CSC Holdings, Inc.
1,860,000	7.625%, 7/15/2018	1,722,825
	Deutsche Telekom International Finance BV
5,500,000	6.750%, 8/20/2018	5,837,226
	DIRECTV Holdings, LLC
1,290,000	7.625%, 5/15/2016	1,254,525
	EchoStar DBS Corporation
1,250,000	7.125%, 2/1/2016	1,165,625
	France Telecom SA
3,200,000	5.375%, 7/8/2019[g]	3,223,136
	Intelsat Subsidiary Holding Company, Ltd.
2,800,000	8.875%, 1/15/2015[e]	2,702,000
	Level 3 Financing, Inc.
1,540,000	9.250%, 11/1/2014[f]	1,262,800
	New Cingular Wireless Services, Inc.
1,350,000	8.750%, 3/1/2031	1,645,394
	News America, Inc.
1,900,000	6.900%, 3/1/2019[e]	1,979,838
2,140,000	6.400%, 12/15/2035	1,873,003
	Nextel Communications, Inc.
2,490,000	7.375%, 8/1/2015	1,985,775
	Qtel International Finance, Ltd.
3,750,000	6.500%, 6/10/2014[e]	3,811,523
	Qwest Communications International, Inc.
2,500,000	7.500%, 2/15/2014	2,281,250
600,000	7.500%, 2/15/2014	547,500
	Qwest Corporation
600,000	8.375%, 5/1/2016[e]	579,000
	Rogers Cable, Inc.
2,410,000	8.750%, 5/1/2032	2,911,015
	Rogers Communications, Inc.
3,750,000	6.800%, 8/15/2018	4,020,098

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Communications Services (12.7%) - continued
	Rogers Wireless Communications, Inc.
$ 3,000,000	6.375%, 3/1/2014	$3,215,613
3,200,000	7.500%, 3/15/2015	3,480,944
	Sprint Capital Corporation
620,000	8.375%, 3/15/2012	610,700
	Telecom Italia Capital SA
2,950,000	5.250%, 11/15/2013	2,892,735
2,750,000	5.250%, 10/1/2015	2,654,677
2,500,000	7.175%, 6/18/2019	2,534,238
	Telefonica SA
2,500,000	4.949%, 1/15/2015[g]	2,541,135
2,500,000	5.877%, 7/15/2019[g]	2,577,483
	Thomson Reuters Corporation
4,500,000	6.500%, 7/15/2018	4,683,239
	Time Warner Cable, Inc.
3,500,000	5.850%, 5/1/2017	3,495,104
2,800,000	8.750%, 2/14/2019	3,261,838
2,500,000	8.250%, 4/1/2019	2,836,543
2,600,000	6.750%, 6/15/2039	2,530,557
	Time Warner Entertainment Company, LP
1,850,000	8.375%, 3/15/2023	2,039,860
	UPC Holding BV
1,070,000	9.875%, 4/15/2018[e]	1,017,838
	Verizon Communications, Inc.
2,750,000	5.500%, 2/15/2018	2,731,055
2,000,000	8.750%, 11/1/2018	2,368,958
5,150,000	8.950%, 3/1/2039	6,503,512
	Verizon Wireless Capital, LLC
3,100,000	5.550%, 2/1/2014[e]	3,291,047
	Vodafone Group plc
3,100,000	5.450%, 6/10/2019	3,048,388

	Total Communications Services	145,586,864

Consumer Cyclical (3.3%)
	AOL Time Warner, Inc.
3,100,000	7.700%, 5/1/2032	3,046,265
	Corrections Corporation of America
1,870,000	6.250%, 3/15/2013	1,771,825
	D.R. Horton, Inc.
2,900,000	5.375%, 6/15/2012	2,697,000
	Firekeepers Development Authority
1,240,000	13.875%, 5/1/2015[e]	1,143,900
	Ford Motor Credit Company, LLC
2,490,000	7.375%, 10/28/2009	2,468,656
1,480,000	8.000%, 6/1/2014	1,197,495
	Harrah’s Operating Company, Inc.
1,240,000	11.250%, 6/1/2017[e]	1,171,800
	Home Depot, Inc.
3,100,000	5.400%, 3/1/2016	3,094,485
	JC Penney & Company, Inc.
1,200,000	7.950%, 4/1/2017	1,176,227
	Macy’s Retail Holdings, Inc.
1,250,000	8.875%, 7/15/2015	1,209,639
	MGM MIRAGE
1,550,000	10.375%, 5/15/2014[e]	1,608,125
	Nissan Motor Acceptance Corporation
4,100,000	5.625%, 3/14/2011[e]	3,990,677
	Rite Aid Corporation
1,250,000	9.750%, 6/12/2016[e]	1,250,000
	Starwood Hotels & Resorts Worldwide, Inc.
1,240,000	7.875%, 10/15/2014	1,165,600
	Time Warner, Inc.
3,100,000	5.875%, 11/15/2016	3,055,081
	Viacom, Inc.
4,300,000	6.250%, 4/30/2016	4,236,187
	Wal-Mart Stores, Inc.
3,025,000	5.875%, 4/5/2027	3,131,320

	Total Consumer Cyclical	37,414,282

Consumer Non-Cyclical (6.8%)
	Abbott Laboratories
3,200,000	5.125%, 4/1/2019	3,294,816
	Altria Group, Inc.
3,000,000	9.700%, 11/10/2018	3,439,338
2,500,000	9.950%, 11/10/2038	2,885,810
	AmerisourceBergen Corporation
3,000,000	5.875%, 9/15/2015	2,859,435
	Anheuser-Busch InBev Worldwide, Inc.
3,125,000	5.375%, 11/15/2014[e]	3,152,872
1,900,000	6.875%, 11/15/2019[e]	1,970,283
	Bottling Group, LLC
3,750,000	6.950%, 3/15/2014	4,277,175
	Bunge Limited Finance Corporation
2,530,000	5.350%, 4/15/2014	2,461,670
	Cargill, Inc.
4,600,000	5.600%, 9/15/2012[e]	4,786,751
	Constellation Brands, Inc.
2,500,000	7.250%, 5/15/2017	2,312,500
	General Mills, Inc.
3,500,000	5.650%, 9/10/2012	3,735,221
4,600,000	5.200%, 3/17/2015	4,850,286
	HCA, Inc.
1,240,000	6.750%, 7/15/2013	1,091,200
1,250,000	9.625%, 11/15/2016	1,237,500
2,490,000	8.500%, 4/15/2019[e]	2,440,200
	Kellogg Company
5,600,000	4.250%, 3/6/2013	5,764,869
	Kroger Company
2,500,000	6.400%, 8/15/2017	2,650,450
1,625,000	6.150%, 1/15/2020	1,660,316
	McKesson Corporation
1,600,000	7.500%, 2/15/2019	1,801,840
	Merck & Company, Inc.
3,100,000	5.000%, 6/30/2019	3,138,843
	Novartis Securities Investment, Ltd.
2,850,000	5.125%, 2/10/2019	2,915,795
	Pfizer, Inc
1,500,000	5.350%, 3/15/2015	1,611,900

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Consumer Non-Cyclical (6.8%) - continued
	Roche Holdings, Inc.
$1,900,000	5.000%, 3/1/2014[e]	$1,987,220
3,100,000	6.000%, 3/1/2019[e]	3,305,471
	Safeway, Inc.
1,600,000	6.350%, 8/15/2017	1,690,837
	Smithfield Foods, Inc.
1,250,000	10.000%, 7/15/2014[e,g]	1,234,375
	SUPERVALU, Inc.
1,870,000	7.500%, 11/15/2014	1,795,200
	Tenet Healthcare Corporation
1,870,000	10.000%, 5/1/2018[e,f]	1,963,500
	US Oncology, Inc.
1,230,000	9.125%, 8/15/2017[e]	1,220,775

	Total Consumer Non-Cyclical	77,536,448

Energy (8.5%)
	Anadarko Petroleum Corporation
1,100,000	5.750%, 6/15/2014	1,118,355
1,900,000	5.950%, 9/15/2016	1,874,586
	Apache Corporation
4,145,000	5.250%, 4/15/2013	4,354,081
	CenterPoint Energy Resources Corporation
6,850,000	6.125%, 11/1/2017	6,345,346
	Chesapeake Energy Corporation
4,370,000	6.500%, 8/15/2017	3,670,800
	ConocoPhillips
3,100,000	4.600%, 1/15/2015	3,185,700
	Energy Transfer Partners, LP
5,900,000	6.700%, 7/1/2018	6,031,587
	Enterprise Products Operating, LP
3,725,000	5.600%, 10/15/2014	3,828,320
4,000,000	6.300%, 9/15/2017	4,019,840
	EOG Resources, Inc.
3,500,000	5.875%, 9/15/2017	3,722,593
	EQT Corporation
1,300,000	8.125%, 6/1/2019	1,391,478
	Halliburton Company
2,500,000	7.450%, 9/15/2039	2,916,235
	Magellan Midstream Partners, LP
2,700,000	6.450%, 6/1/2014	2,726,825
	Nexen, Inc.
3,075,000	6.400%, 5/15/2037	2,824,265
	Noble Energy, Inc.
3,100,000	8.250%, 3/1/2019	3,527,000
	Oneok Partners, LP
3,250,000	6.850%, 10/15/2037	3,089,288
	ONEOK Partners, LP
1,500,000	8.625%, 3/1/2019	1,677,581
	PetroHawk Energy Corporation
2,200,000	10.500%, 8/1/2014[e]	2,249,500
	Pioneer Natural Resources Company
2,500,000	6.875%, 5/1/2018	2,177,960
	Plains All American Pipeline, LP
3,150,000	6.500%, 5/1/2018	3,187,523
	Premcor Refining Group, Inc.
2,500,000	6.125%, 5/1/2011	2,564,403
2,800,000	6.750%, 5/1/2014	2,772,689
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
1,750,000	5.298%, 9/30/2020[e]	1,600,393
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
1,600,000	5.832%, 9/30/2016[e]	1,568,944
	Tesoro Corporation
1,250,000	9.750%, 6/1/2019	1,234,375
	Transcontinental Gas Pipe Corporation
3,000,000	8.875%, 7/15/2012	3,298,536
900,000	6.400%, 4/15/2016	923,671
	Transocean, Inc.
4,200,000	6.000%, 3/15/2018	4,366,386
	Weatherford International, Ltd.
3,100,000	6.000%, 3/15/2018	3,044,225
	Western Oil Sands, Inc.
3,100,000	8.375%, 5/1/2012	3,414,185
	Williams Companies, Inc.
3,100,000	8.750%, 1/15/2020[e]	3,231,750
	XTO Energy, Inc.
3,100,000	5.300%, 6/30/2015	3,186,316
2,500,000	6.750%, 8/1/2037	2,609,883

	Total Energy	97,734,619

Financials (20.7%)
	Ace INA Holdings, Inc.
1,425,000	5.800%, 3/15/2018	1,419,830
1,250,000	5.900%, 6/15/2019[f]	1,252,941
	Allstate Corporation
3,100,000	7.450%, 5/16/2019	3,353,766
	American Express Centurion Bank
2,800,000	5.550%, 10/17/2012	2,797,435
	American Express Credit Corporation
1,650,000	7.300%, 8/20/2013	1,715,520
	American International Group, Inc.
4,050,000	8.250%, 8/15/2018[e]	2,383,453
	Associates Corporation of North America
3,800,000	6.950%, 11/1/2018	3,399,818
	Australia & New Zealand Banking Group, Ltd.
2,600,000	6.200%, 7/19/2013[e]	2,678,447
	AXA SA
3,900,000	6.463%, 12/14/2018[e]	2,457,000
	Bank of America Corporation
3,000,000	6.000%, 9/1/2017	2,727,612
3,100,000	5.650%, 5/1/2018	2,739,256
	Barclays Bank plc
3,100,000	6.750%, 5/22/2019	3,074,493
	Bear Stearns Companies, Inc.
3,800,000	6.400%, 10/2/2017	3,806,745
	BNP Paribas SA
3,350,000	5.186%, 6/29/2015[e]	2,180,659
	Capital One Bank USA NA
1,900,000	8.800%, 7/15/2019	1,941,086

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Financials (20.7%) - continued
	Capital One Financial Corporation
$1,250,000	7.375%, 5/23/2014	$1,288,975
1,500,000	6.150%, 9/1/2016	1,327,545
1,200,000	6.750%, 9/15/2017	1,148,143
	Capmark Financial Group, Inc.
3,200,000	8.300%, 5/10/2017	754,608
	Charles Schwab Corporation
1,250,000	4.950%, 6/1/2014[f]	1,271,469
	Chubb Corporation
3,250,000	5.750%, 5/15/2018	3,371,014
	CIGNA Corporation
4,000,000	6.350%, 3/15/2018	3,540,684
	CIT Group, Inc.
900,000	5.400%, 2/13/2012	612,094
3,805,000	7.625%, 11/30/2012	2,605,459
	Citigroup, Inc.
2,500,000	6.500%, 8/19/2013	2,428,445
2,700,000	8.500%, 5/22/2019	2,746,545
	CME Group, Inc.
6,299,999	5.400%, 8/1/2013	6,619,081
	Corestates Capital Trust I
3,000,000	8.000%, 12/15/2026[e]	1,964,790
	Coventry Health Care, Inc.
1,800,000	5.875%, 1/15/2012	1,721,889
	Credit Agricole SA
3,600,000	6.637%, 5/31/2017[e]	2,115,000
	Credit Suisse/New York, NY
4,500,000	6.000%, 2/15/2018	4,492,463
	Endurance Specialty Holdings, Ltd.
4,200,000	6.150%, 10/15/2015	3,502,666
	ERP Operating, LP
2,500,000	5.125%, 3/15/2016	2,292,743
1,900,000	5.750%, 6/15/2017	1,772,472
	Fifth Third Bancorp
2,800,000	5.450%, 1/15/2017	2,196,457
	General Electric Capital Corporation
1,300,000	5.900%, 5/13/2014	1,326,859
2,800,000	5.625%, 9/15/2017[f]	2,679,734
1,550,000	6.875%, 1/10/2039	1,395,175
4,500,000	6.375%, 11/15/2067	3,002,495
	General Motors Acceptance Corporation, LLC
2,500,000	6.875%, 9/15/2011[e]	2,187,500
	Goldman Sachs Group, Inc.
1,550,000	6.000%, 5/1/2014	1,617,673
5,500,000	5.125%, 1/15/2015	5,409,942
1,600,000	5.950%, 1/18/2018	1,551,934
1,300,000	6.750%, 10/1/2037	1,155,692
	HSBC Capital Funding, LP/Jersey Channel Islands
4,000,000	9.547%, 6/30/2010[e]	3,730,184
	HSBC Holdings plc
2,200,000	6.800%, 6/1/2038	2,210,919
	International Lease Finance Corporation
3,250,000	5.750%, 6/15/2011	2,695,102
3,100,000	5.300%, 5/1/2012	2,403,018
	J.P. Morgan Chase & Company
2,800,000	5.750%, 1/2/2013	2,887,576
6,100,000	7.900%, 4/30/2018	5,338,109
3,100,000	6.300%, 4/23/2019	3,118,054
	Keybank National Association
3,250,000	5.500%, 9/17/2012	3,214,816
	Lehman Brothers Holdings, Inc.
5,500,000	5.625%, 1/24/2013[h]	831,875
	Liberty Property, LP
2,840,000	5.500%, 12/15/2016	2,308,349
	Lincoln National Corporation
1,250,000	8.750%, 7/1/2019	1,260,591
	Merrill Lynch & Company, Inc.
5,000,000	5.450%, 2/5/2013	4,866,485
3,000,000	7.750%, 5/14/2038	2,786,715
	MetLife Capital Trust X
3,800,000	9.250%, 4/8/2038[e]	3,382,000
	MetLife, Inc.
3,200,000	6.817%, 8/15/2018	3,222,749
	Mitsubishi UFG Capital Finance, Ltd.
5,130,000	6.346%, 7/25/2016	4,490,853
	Morgan Stanley
4,325,000	6.000%, 5/13/2014	4,378,924
4,950,000	6.625%, 4/1/2018	4,934,684
1,850,000	7.300%, 5/13/2019	1,918,358
	National City Bank
3,100,000	5.800%, 6/7/2017	2,951,169
	Nationwide Health Properties, Inc.
5,150,000	6.250%, 2/1/2013	4,878,919
	Preferred Term Securities XXIII, Ltd.
5,636,205	0.829%, 9/22/2009[b,c]	1,972,672
	ProLogis
2,670,000	5.500%, 4/1/2012	2,457,997
2,600,000	5.625%, 11/15/2015	2,061,556
	Prudential Financial, Inc.
1,250,000	6.200%, 1/15/2015	1,221,988
2,900,000	6.000%, 12/1/2017	2,728,195
1,095,000	5.900%, 3/17/2036	875,006
1,120,000	5.700%, 12/14/2036	840,279
	QBE Insurance Group, Ltd.
1,680,000	9.750%, 3/14/2014[e]	1,822,793
	Rabobank Nederland
1,250,000	11.000%, 6/30/2019[e]	1,390,625
	Regency Centers, LP
2,500,000	5.875%, 6/15/2017	2,025,325
	Reinsurance Group of America, Inc.
4,785,000	5.625%, 3/15/2017	3,607,062
	Resona Bank, Ltd.
6,000,000	5.850%, 4/15/2016[e]	4,530,000
	Simon Property Group, LP
2,280,000	5.750%, 12/1/2015	2,099,841
1,250,000	10.350%, 4/1/2019	1,420,293
	SLM Corporation
3,500,000	5.400%, 10/25/2011[f]	3,147,865
	Student Loan Marketing Corporation
1,800,000	4.500%, 7/26/2010[f]	1,701,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Financials (20.7%) - continued
	Svenska Handelsbanken AB
$3,750,000	4.875%, 6/10/2014[e]	$3,712,215
	Swiss RE Capital I, LP
4,200,000	6.854%, 5/25/2016[e]	2,311,680
	Travelers Companies, Inc.
995,000	6.250%, 6/15/2037	1,030,463
	Travelers Property Casualty Corporation
3,000,000	5.000%, 3/15/2013	3,021,615
	United Health Group
2,500,000	6.500%, 6/15/2037	2,167,598
	Wachovia Bank NA
3,825,000	4.875%, 2/1/2015	3,652,454
	Wachovia Capital Trust III
3,585,000	5.800%, 3/15/2011	2,151,000
	Wachovia Corporation
2,500,000	5.250%, 8/1/2014	2,446,430
	WEA Finance, LLC
1,850,000	7.500%, 6/2/2014[e]	1,834,325
1,500,000	7.125%, 4/15/2018[e]	1,392,195
	Wells Fargo & Company
1,900,000	7.980%, 3/15/2018	1,577,000
	Willis North America, Inc.
4,600,000	6.200%, 3/28/2017	4,073,677

	Total Financials	237,110,205

Foreign (0.2%)
	Corporacion Andina de Fomento
2,000,000	8.125%, 6/4/2019	2,118,956

	Total Foreign	2,118,956

Mortgage-Backed Securities (7.1%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
35,000,000	4.500%, 7/1/2039[g]	34,923,420
34,750,000	5.500%, 7/1/2039[g]	35,868,533
10,000,000	6.500%, 7/1/2039[g]	10,650,000

	Total Mortgage-Backed Securities	81,441,953

Technology (2.0%)
	Cisco Systems, Inc.
1,900,000	5.900%, 2/15/2039	1,871,111
	Dell, Inc.
3,100,000	5.875%, 6/15/2019	3,164,192
	Hewlett-Packard Company
3,900,000	4.500%, 3/1/2013	4,054,673
	International Game Technology
2,850,000	7.500%, 6/15/2019[f]	2,875,593
	Oracle Corporation
2,500,000	3.750%, 7/8/2014[g,i]	2,500,000
3,100,000	6.125%, 7/8/2039[g,i]	3,079,354
	Seagate Technology HDD Holdings
1,870,000	6.800%, 10/1/2016	1,603,525
	TDIC Finance, Ltd.
1,900,000	6.500%, 7/2/2014[e,g]	1,904,750
	Xerox Corporation
1,550,000	8.250%, 5/15/2014	1,611,788

	Total Technology	22,664,986

Transportation (2.2%)
	American Airlines, Inc.
1,900,000	10.375%, 7/2/2019[g]	1,919,000
	Burlington Northern Santa Fe Corporation
2,800,000	7.000%, 12/15/2025	2,868,723
	Continental Airlines, Inc.
567,459	7.875%, 7/2/2018	331,964
2,150,000	5.983%, 4/19/2022	1,773,750
	Delta Air Lines, Inc.
2,600,000	7.111%, 9/18/2011	2,418,000
	FedEx Corporation
3,354,040	6.845%, 1/15/2019	3,486,456
3,141,341	6.720%, 1/15/2022	3,127,607
	Kansas City Southern de Mexico SA de CV
2,180,000	7.375%, 6/1/2014	1,831,200
	Union Pacific Corporation
4,700,001	5.450%, 1/31/2013[f]	4,872,476
2,600,000	5.700%, 8/15/2018	2,605,314

	Total Transportation	25,234,490

U.S. Government (6.8%)
	Federal Home Loan Banks
7,800,000	3.625%, 10/18/2013	8,064,849
	Federal Home Loan Mortgage Corporation
7,400,000	4.125%, 9/27/2013	7,840,130
5,000,000	5.000%, 12/14/2018	4,747,005
	Federal National Mortgage Association
13,000,000	5.250%, 8/1/2012[j]	13,508,300
	U.S. Treasury Bonds
2,000,000	6.250%, 8/15/2023[f]	2,436,250
	U.S. Treasury Notes
7,200,000	2.750%, 2/28/2013	7,405,315
3,300,000	3.250%, 5/31/2016	3,314,438
8,665,000	4.000%, 8/15/2018[f]	8,987,910
6,200,000	2.750%, 2/15/2019	5,806,672
3,100,000	3.125%, 5/15/2019[f]	2,998,289
	U.S. Treasury Notes, TIPS
3,506,627	2.000%, 7/15/2014	3,588,815
5,279,050	2.500%, 7/15/2016[f]	5,541,355
3,155,118	1.625%, 1/15/2018	3,124,551

	Total U.S. Government	77,363,879

Utilities (6.2%)
	AES Corporation
1,850,000	8.000%, 6/1/2020	1,660,375
	Cleveland Electric Illuminating Company
1,775,000	5.700%, 4/1/2017	1,729,303
	Columbus Southern Power Company
2,400,000	6.050%, 5/1/2018	2,445,540

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Utilities (6.2%) - continued
	Commonwealth Edison Company
$2,930,000	5.400%, 12/15/2011	$3,064,657
3,500,000	7.500%, 7/1/2013	3,772,349
1,500,000	6.150%, 9/15/2017	1,558,353
	Consolidated Natural Gas Company
1,550,000	5.000%, 12/1/2014	1,586,141
	DTE Energy Company
2,500,000	6.375%, 4/15/2033	1,877,230
	El Paso Corporation
2,170,000	8.250%, 2/15/2016	2,110,325
	Ferrellgas Partners, LP
1,870,000	6.750%, 5/1/2014[e]	1,617,550
	Florida Power Corporation
2,000,000	6.400%, 6/15/2038	2,223,834
	Illinois Power Company
3,600,000	6.125%, 11/15/2017	3,497,627
	ITC Holdings Corporation
3,000,000	5.875%, 9/30/2016[e]	2,839,695
4,000,000	6.050%, 1/31/2018[e]	3,752,860
	MidAmerican Energy Holdings Company
2,400,000	6.125%, 4/1/2036	2,372,347
3,350,000	6.500%, 9/15/2037	3,476,777
	Mirant Americas Generation, LLC
1,250,000	8.300%, 5/1/2011	1,246,875
	Nevada Power Company
2,800,000	6.750%, 7/1/2037	2,884,899
	Nisource Finance Corporation
2,800,000	6.400%, 3/15/2018	2,568,980
	NRG Energy, Inc.
1,500,000	7.375%, 2/1/2016	1,419,375
	Ohio Edison Company
1,550,000	6.875%, 7/15/2036	1,561,755
	Power Contract Financing, LLC
693,752	6.256%, 2/1/2010[c]	682,777
	Power Receivables Finance, LLC
2,017,308	6.290%, 1/1/2012[c]	1,988,702
	Progress Energy, Inc.
1,075,000	7.000%, 10/30/2031	1,169,422
	PSEG Power, LLC
4,800,000	5.000%, 4/1/2014	4,838,265
	RRI Energy, Inc.
948,000	6.750%, 12/15/2014[f]	913,635
	Southern Star Central Corporation
3,600,000	6.750%, 3/1/2016[f]	3,208,500
	Southwestern Public Service Company
2,770,000	6.000%, 10/1/2036	2,589,568
	Union Electric Company
2,900,000	6.400%, 6/15/2017	2,977,636
	Virginia Electric and Power Company
1,300,000	5.950%, 9/15/2017	1,395,527
1,300,000	6.350%, 11/30/2037	1,396,407

	Total Utilities	70,427,286

	Total Long-Term Fixed Income (cost $1,178,829,132)	1,092,756,328

Shares	Mutual Funds (1.3%)
Fixed Income Mutual Funds (1.3%)
3,779,609	Thrivent High Yield Fund	15,420,806

	Total Fixed Income Mutual Funds	15,420,806

	Total Mutual Funds (cost $13,300,000)	15,420,806

	Preferred Stock (<0.1%)
Financials (<0.1%)
359,990	Federal National Mortgage Association, 8.250%	482,387
167	Preferred Blocker, Inc., 7.000%[e]	71,820

	Total Financials	554,207

	Total Preferred Stock (cost $7,020,736)	554,207

	Collateral Held for Securities Loaned (3.2%)
36,248,935	Thrivent Financial Securities Lending Trust	36,248,935

	Total Collateral Held for Securities Loaned (cost $36,248,935)	36,248,935

Shares or Principal Amount	Short-Term Investments (9.9%)[k]
	Barclays Bank plc Repurchase Agreement
31,390,000	0.080%, 7/1/2009[l]	31,390,000
	Federal Home Loan Bank Discount Notes
12,480,000	0.150%, 7/8/2009	12,479,636
1,980,000	0.120%, 7/10/2009	1,979,941
15,985,000	0.109%, 7/15/2009	15,984,321
	Federal Home Loan Mortgage Corporation Discount Notes
8,590,000	0.150%, 7/13/2009	8,589,570
15,000,000	0.110%, 7/14/2009	14,999,404
400,000	0.230%, 9/21/2009[m]	399,794
	Federal National Mortgage Association Discount Notes
28,330,000	0.150%, 7/13/2009	28,328,584

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Shares or Principal Amount	Short-Term Investments (9.9%)[k]	Value
157,434	Thrivent Money Market Portfolio	157,434

	Total Short-Term Investments (at amortized cost)	114,308,684

	Total Investments (cost $1,353,414,100) 110.3%	$1,263,110,058

	Other Assets and Liabilities, Net (10.3%)	(118,342,422)

	Total Net Assets 100.0%	$1,144,767,636

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility as discussed in item 2(U) in the Notes to Financial Statements.
b	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Portfolio owned as of June 30, 2009.

Security	Acquisition Date	Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$3,000,000
Capitalsource Commercial Loan Trust	4/5/2007	4,018,348
Commercial Mortgage Pass-Through Certificates	10/18/2006	2,000,000
Commercial Mortgage Pass-Through Certificates	5/2/2007	4,750,000
Power Contract Financing, LLC	6/11/2003	693,642
Power Receivables Finance, LLC	9/30/2003	2,016,715
Preferred Term Securities XXIII, Ltd.	9/14/2006	5,636,204
Systems 2001 Asset Trust, LLC	6/4/2001	2,943,331
Wachovia Bank Commercial Mortgage Trust	4/25/2007	15,000,690

d	All or a portion of the security is insured or guaranteed.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2009, the value of these investments was $159,049,522 or 13.9% of total net assets.
f	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
g	Denotes investments purchased on a when-issued or delayed delivery basis.
h	In bankruptcy.
i	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
j	At June 30, 2009, $3,636,850 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
k	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
l	Repurchase agreement dated June 30, 2009, $31,390,070 maturing July 1, 2009, collateralized by Federal Home Loan Banks ($2,500,297 at Zero Coupon due 9/4/2009, $2,448,873 at 4.125% due 8/13/2010, $2,492,934 at 5.150% due 1/25/2023), Federal Home Loan Mortgage Corporation ($2,455,963 at 4.000% due 12/15/2009, $2,189,239 at Zero Coupon due 1/14/2011, $688,383 at 1.625% due 4/26/2011, $2,393,869 at 4.875% due 11/15/2013), Federal National Mortgage Association ($2,529,688 at 1.750% due 3/30/2011, $2,508,661 at 6.125% due 3/15/2012), Federal National Mortgage Association Discount Notes ($2,411,070 at Zero Coupon due 11/3/2009), Resolution Funding Corporation Interest Strip ($2,528,699 at Zero Coupon due 4/15/2018, $2,446,716 at Zero Coupon due 4/15/2019, $2,384,803 at Zero Coupon due 1/15/2028, $2,038,766 at Zero Coupon due 7/15/2029).
m	At June 30, 2009, $139,928 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$31,613,556
Gross unrealized depreciation	(121,917,598)

Net unrealized appreciation (depreciation)	$(90,304,042)

Cost for federal income tax purposes	$1,353,414,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Income Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Utilities	3,821,098	—	3,821,098	—
Long-Term Fixed Income
Asset-Backed Securities	23,399,129	—	23,399,129	—
Basic Materials	37,425,041	—	37,425,041	—
Capital Goods	35,902,735	—	35,902,735	—
Collateralized Mortgage Obligations	32,087,253	—	32,087,253	—
Commercial Mortgage-Backed Securities	89,308,202	—	79,708,202	9,600,000
Communications Services	145,586,864	—	145,586,864	—
Consumer Cyclical	37,414,282	—	37,414,282	—
Consumer Non-Cyclical	77,536,448	—	77,536,448	—
Energy	97,734,619	—	97,734,619	—
Financials	237,110,205	—	237,110,205	—
Foreign	2,118,956	—	2,118,956	—
Mortgage-Backed Securities	81,441,953	—	81,441,953	—
Technology	22,664,986	—	17,085,632	5,579,354
Transportation	25,234,490	—	20,710,776	4,523,714
U.S. Government	77,363,879	—	77,363,879	—
Utilities	70,427,286	—	70,427,286	—
Mutual Funds
Fixed Income Mutual Funds	15,420,806	15,420,806	—	—
Preferred Stock
Financials	554,207	482,387	71,820	—
Collateral Held for Securities Loaned	36,248,935	36,248,935	—	—
Short-Term Investments	114,308,684	157,434	114,151,250	—

Total	$1,263,110,058	$52,309,562	$1,191,097,428	$19,703,068

Other Financial Instruments*	$2,000,366	$1,850,484	$149,882	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value June 30, 2009
Preferred Stock
Financials	52,563	—	—	19,257	—	(71,820)	—
Long-Term Fixed Income
Asset-Backed Securities	11,076,438	—	—	349,286	(16,074)	(11,409,650)	—
Commercial Mortgage-Backed Securities	8,315,400	—	—	1,284,600	—	—	9,600,000
Financials	4,464,909	21,712	12,992	43,755	(747,903)	(3,795,465)	—
Technology	—	—	—	—	5,579,354	—	5,579,354
Transportation	16,416,728	(22,764)	(2,307,709)	4,485,209	(14,047,750)	—	4,523,714
U.S. Government	6,794,998	—	(393,718)	363,518	(6,764,798)	—	—

Total	$47,121,036	($1,052)	($2,688,435)	$6,545,625	($15,997,171)	($15,276,935)	$19,703,068

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	315	September 2009	$68,252,601	$68,108,909	($143,692)
5-Yr. U.S. Treasury Bond Futures	(295)	September 2009	(33,838,974)	(33,842,031)	(3,057)
10-Yr. U.S. Treasury Bond Futures	(975)	September 2009	(113,203,666)	(113,358,989)	(155,323)
20-Yr. U.S. Treasury Bond Futures	700	September 2009	80,699,010	82,851,566	2,152,556
Total Futures Contracts					$1,850,484

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX IG, Series 12, 5 Year, at 1.00%; Bank of America	Sell	6/20/2014	$9,700,000	$289,791	($139,909)	$149,882
Total Credit Default Swaps					($139,909)	$149,882

1	As the buyer of protection, Income Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Income Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Income Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The market value for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. In the case when protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Income Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,152,556
Total Interest Rate Contracts		2,152,556
Credit Contracts
Credit Default Swap	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	149,882
Total Credit Contracts		149,882

Total Asset Derivatives		$2,302,438

Liability Derivatives
Interest Rate Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	302,072
Total Interest Rate Contracts		302,072

Total Liability Derivatives		$302,072

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Future	Net realized gains/(losses) on Futures contracts	(7,581,844)
Total Interest Rate Contracts		(7,581,844)
Credit Contracts
Credit Default Swap	Net realized gains/(losses) on Swap agreements	(10,320,805)
Total Credit Contracts		(10,320,805)

Total		($17,902,649)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Interest Rate Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	6,999,587
Total Interest Rate Contracts		6,999,587
Credit Contracts
Credit Default Swap	Change in net unrealized appreciation/(depreciation) on Swap agreements	5,415,435
Total Credit Contracts		5,415,435

Total		$12,415,022

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
High Yield Fund	$—	$13,300,000	$—	3,779,609	$15,420,806	$394,992
Money Market	15,221,153	20,029,886	35,093,605	157,434	157,434	39,803
Thrivent Financial
Securities Lending Trust	37,623,842	184,074,564	185,449,471	36,248,935	36,248,935	81,808
Total Value and Income Earned	52,844,995				51,827,175	516,603

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (106.8%)	Value
Asset-Backed Securities (4.2%)
	Americredit Automobile Receivables Trust
$1,042,020	0.398%, 7/6/2009[a,b]	$1,002,434
	Bear Stearns Mortgage Funding Trust
529,195	0.454%, 7/27/2009[b]	95,265
	Countrywide Asset-Backed Certificates
1,201,917	5.549%, 4/25/2036[a]	864,631
	Countrywide Home Loans Asset-Backed Securities
722,820	6.085%, 6/25/2021[a]	208,736
	Credit Based Asset Servicing and Securitization, LLC
151,028	0.424%, 7/27/2009[b]	149,611
672,616	5.501%, 12/25/2036	459,960
	First Franklin Mortgage Loan Asset-Backed Certificates
465,519	0.424%, 7/27/2009[b]	455,398
	First Horizon ABS Trust
1,724,007	0.444%, 7/27/2009[a,b]	733,234
1,439,233	0.474%, 7/27/2009[a,b]	350,275
	GMAC Mortgage Corporation Loan Trust
2,328,250	0.494%, 7/27/2009[a,b]	699,986
1,926,301	0.494%, 7/27/2009[a,b]	528,517
	Green Tree Financial Corporation
32,824	6.330%, 11/1/2029	29,091
	IndyMac Seconds Asset-Backed Trust
784,014	0.484%, 7/27/2009[a,b]	210,723
	SLM Student Loan Trust
123,998	1.102%, 7/27/2009[b]	123,983
	Wachovia Asset Securitization, Inc.
1,705,379	0.454%, 7/27/2009[a,b,c]	542,464

	Total Asset-Backed Securities	6,454,308

Basic Materials (0.5%)
	Alcan, Inc.
500,000	5.200%, 1/15/2014	471,870
	Dow Chemical Company
27,000	7.375%, 11/1/2029	24,538
	Potash Corporation of Saskatchewan, Inc.
300,000	7.750%, 5/31/2011	328,913

	Total Basic Materials	825,321

Capital Goods (1.2%)
	General Electric Company
600,000	5.000%, 2/1/2013	624,310
	Honeywell International, Inc.
500,000	5.300%, 3/1/2018	522,180
	John Deere Capital Corporation
350,000	7.000%, 3/15/2012	384,355
	Lockheed Martin Corporation
27,000	6.150%, 9/1/2036	28,821
	United Technologies Corporation
275,000	6.050%, 6/1/2036	291,682

	Total Capital Goods	1,851,348

Collateralized Mortgage Obligations (2.4%)
	J.P. Morgan Mortgage Trust
1,788,962	5.008%, 7/25/2035	1,383,889
	Merrill Lynch Mortgage Investors, Inc.
1,465,538	4.866%, 6/25/2035	1,104,476
	Thornburg Mortgage Securities Trust
1,349,169	0.424%, 7/27/2009[b]	1,211,760

	Total Collateralized Mortgage Obligations	3,700,125

Commercial Mortgage-Backed Securities (8.0%)
	Bear Stearns Commercial Mortgage Securities, Inc.
2,500,000	0.469%, 7/15/2009[b,c]	1,875,128
1,000,000	5.835%, 9/11/2042	519,627
	Citigroup Commercial Mortgage Trust
7,753	0.389%, 7/15/2009[b,d]	6,553
	Commercial Mortgage Pass-Through Certificates
75,055	0.419%, 7/15/2009[b,d]	72,966
2,500,000	0.449%, 7/15/2009[b,c]	1,558,165
	Credit Suisse First Boston Mortgage Securities Corporation
75,600	3.861%, 3/15/2036	75,283
	Credit Suisse Mortgage Capital Certificates
2,500,000	0.489%, 7/15/2009[b,d]	1,230,368
	Crown Castle International Corporation
1,000,000	5.245%, 11/15/2036[d]	960,000
	General Electric Commercial Mortgage Corporation
800,000	4.641%, 9/10/2013	752,946
	GMAC Commercial Mortgage Securities, Inc.
500,000	4.547%, 12/10/2041	472,376
	Greenwich Capital Commercial Funding Corporation
1,000,000	5.867%, 8/10/2017	523,876
	GS Mortgage Securities Corporation II
2,000,000	0.448%, 7/6/2009[b,d]	1,585,970
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
500,000	4.654%, 1/12/2037	432,251
1,500,000	5.336%, 5/15/2047	1,149,892
	LB-UBS Commercial Mortgage Trust
700,000	4.786%, 10/15/2029	590,248
666,793	4.553%, 7/15/2030	660,617

	Total Commercial Mortgage-Backed Securities	12,466,266

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (106.8%)	Value
Communications Services (2.3%)
	AT&T, Inc.
$ 300,000	6.400%, 5/15/2038	$293,674
	BellSouth Corporation
27,000	6.875%, 10/15/2031	27,815
	British Telecom plc
302,000	9.125%, 12/15/2030	334,815
	Cingular Wireless, Inc.
400,000	6.500%, 12/15/2011	431,529
	Cox Communications, Inc.
500,000	7.750%, 11/1/2010	520,498
135,000	6.450%, 12/1/2036[d]	122,060
	France Telecom SA
200,000	7.750%, 3/1/2011	216,306
	News America, Inc.
275,000	6.400%, 12/15/2035	240,690
	SBC Communications, Inc.
275,000	5.875%, 2/1/2012	293,546
	Telecom Italia Capital SA
800,000	5.250%, 10/1/2015	772,269
	Time Warner Cable, Inc.
300,000	7.300%, 7/1/2038	312,518
	Verizon Global Funding Corporation
27,000	7.750%, 12/1/2030	30,153

	Total Communications Services	3,595,873

Consumer Cyclical (0.8%)
	AOL Time Warner, Inc.
27,000	7.625%, 4/15/2031	26,248
	DaimlerChrysler North American Holdings Corporation
27,000	8.500%, 1/18/2031	28,403
	Target Corporation
27,000	7.000%, 7/15/2031	28,863
	Wal-Mart Stores, Inc.
527,000	7.550%, 2/15/2030	669,230
	Walt Disney Company
500,000	5.625%, 9/15/2016	537,179

	Total Consumer Cyclical	1,289,923

Consumer Non-Cyclical (2.3%)
	Boston Scientific Corporation
275,000	7.000%, 11/15/2035	222,750
	Bunge Limited Finance Corporation
500,000	5.350%, 4/15/2014	486,496
	Coca-Cola HBC Finance BV
475,000	5.125%, 9/17/2013	481,492
	Genentech, Inc.
400,000	4.400%, 7/15/2010	411,513
	GlaxoSmithKline Capital, Inc.
300,000	6.375%, 5/15/2038	326,230
	Kellogg Company
600,000	4.250%, 3/6/2013	617,665
27,000	7.450%, 4/1/2031	32,423
	Kraft Foods, Inc.
27,000	6.500%, 11/1/2031	26,808
	Philip Morris International, Inc.
300,000	6.375%, 5/16/2038	319,181
	Wyeth
550,000	6.000%, 2/15/2036	583,371

	Total Consumer Non-Cyclical	3,507,929

Energy (1.7%)
	Anadarko Finance Company
500,000	6.750%, 5/1/2011	520,400
27,000	7.500%, 5/1/2031	26,346
	Burlington Resources, Inc.
500,000	6.500%, 12/1/2011	547,006
	Conoco, Inc.
27,000	6.950%, 4/15/2029	29,093
	Devon Financing Corporation, ULC
27,000	7.875%, 9/30/2031	31,793
	Energy Transfer Partners, LP
450,000	6.700%, 7/1/2018	460,036
	Petro-Canada
300,000	6.800%, 5/15/2038	295,751
	Valero Energy Corporation
500,000	4.750%, 6/15/2013	478,495
	XTO Energy, Inc.
275,000	6.375%, 6/15/2038	281,048

	Total Energy	2,669,968

Financials (6.9%)
	Abbey National plc
27,000	7.950%, 10/26/2029	24,000
	AIG SunAmerica Global Financing VI
500,000	6.300%, 5/10/2011[d]	469,728
	AXA SA
27,000	8.600%, 12/15/2030	25,295
	BAC Capital Trust XI
275,000	6.625%, 5/23/2036	207,379
	Bank One Corporation
900,000	5.900%, 11/15/2011	942,556
	BNP Paribas SA
1,100,000	5.186%, 6/29/2015[d]	716,037
	Chubb Corporation
600,000	6.500%, 5/15/2038	650,445
	CIGNA Corporation
450,000	6.350%, 3/15/2018	398,327
	Citigroup, Inc.
250,000	4.700%, 5/29/2015	204,895
	General Electric Capital Corporation
500,000	2.200%, 6/8/2012	502,561
475,000	5.875%, 1/14/2038	375,909
	Goldman Sachs Group, Inc.
950,000	6.600%, 1/15/2012	1,011,489
	Household Finance Corporation
650,000	6.375%, 11/27/2012	661,145
	HSBC Finance Corporation
350,000	5.000%, 6/30/2015	326,128
	HSBC Holdings plc
300,000	6.800%, 6/1/2038	301,489
	International Lease Finance Corporation
850,000	5.875%, 5/1/2013	643,829

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (106.8%)	Value
Financials (6.9%) - continued
	Marsh & McLennan Companies, Inc.
$ 185,000	5.750%, 9/15/2015	$176,255
	Merrill Lynch & Company, Inc.
475,000	5.000%, 2/3/2014	455,676
	MetLife, Inc.
200,000	5.000%, 6/15/2015	190,551
	Morgan Stanley Dean Witter & Company
850,000	6.750%, 4/15/2011	890,433
	Preferred Term Securities XXIII, Ltd.
1,207,758	0.829%, 9/22/2009[b,c]	422,715
	ProLogis Trust
500,000	5.500%, 3/1/2013	438,270
	Prudential Financial, Inc.
275,000	5.700%, 12/14/2036	206,318
	Wachovia Bank NA
500,000	4.875%, 2/1/2015	477,445
	Washington Mutual Bank FA
500,000	5.500%, 1/15/2013[e]	250

	Total Financials	10,719,125

Foreign (2.6%)
	African Development Bank
250,000	6.875%, 10/15/2015	280,369
	Codelco, Inc.
300,000	6.375%, 11/30/2012[d]	323,832
	Hydro-Quebec
27,000	8.400%, 1/15/2022	32,995
	Kreditanstalt fuer Wiederaufbau
600,000	3.750%, 6/27/2011	627,118
	Province of Nova Scotia
250,000	7.250%, 7/27/2013	282,569
	Province of Quebec
400,000	4.875%, 5/5/2014	420,271
400,000	7.500%, 7/15/2023	468,325
	Republic of Italy
600,000	6.000%, 2/22/2011	644,850
200,000	4.375%, 6/15/2013	209,329
700,000	5.375%, 6/12/2017	711,446

	Total Foreign	4,001,104

Mortgage-Backed Securities (36.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
803	7.500%, 12/1/2009	814
4,113	6.500%, 10/1/2012	4,360
3,443	6.500%, 1/1/2013	3,655
2,332	6.000%, 9/1/2013	2,473
7,760	5.500%, 3/1/2014	8,172
20,244	6.000%, 4/1/2014	21,470
7,919	7.000%, 10/1/2014	8,428
12,442	6.500%, 3/1/2016	13,192
22,018	6.000%, 6/1/2016	23,448
27,692	6.000%, 9/1/2016	29,490
255,706	7.000%, 6/1/2017	272,300
424,617	5.500%, 12/1/2017	448,607
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
4,817	6.500%, 4/1/2024	5,176
6,829	7.000%, 5/1/2024	7,481
1,320	7.500%, 8/1/2025	1,441
15,419	8.500%, 11/1/2025	17,107
2,434	8.000%, 1/1/2026	2,696
3,119	7.000%, 4/1/2027	3,404
3,956	7.500%, 7/1/2027	4,315
6,813	7.000%, 8/1/2027	7,434
4,108	7.500%, 10/1/2027	4,483
4,930	7.000%, 5/1/2028	5,360
23,354	6.000%, 8/1/2028	24,639
10,088	6.500%, 2/1/2029	10,844
25,963	6.000%, 3/1/2029	27,359
10,667	7.000%, 7/1/2029	11,588
15,094	7.500%, 10/1/2029	16,353
8,412	7.500%, 11/1/2029	9,114
12,766	6.500%, 5/1/2031	13,700
54,552	6.000%, 6/1/2031	57,435
12,375	7.000%, 6/1/2031	13,410
12,361	7.000%, 6/1/2031	13,395
58,594	6.000%, 7/1/2031	61,689
13,561	7.000%, 9/1/2031	14,696
39,879	6.500%, 10/1/2031	42,796
44,860	6.000%, 1/1/2032	47,229
234,413	6.000%, 1/1/2032	246,798
21,092	7.000%, 5/1/2032	22,838
294,312	6.500%, 7/1/2032	315,472
208,490	6.500%, 10/1/2032	223,479
371,296	6.000%, 11/1/2032	390,680
7,000,000	5.000%, 7/1/2039[f]	7,118,125
8,000,000	6.000%, 7/1/2039[f]	8,347,504
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,282	6.000%, 4/1/2011	1,359
445	7.500%, 7/1/2011	468
2,021	8.000%, 7/1/2012	2,148
3,490	6.500%, 12/1/2012	3,704
7,381	6.500%, 6/1/2013	7,843
15,626	6.000%, 12/1/2013	16,621
6,000,000	5.000%, 7/1/2024[f]	6,208,128
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
5,899	10.500%, 8/1/2020	6,658
5,244	8.000%, 12/1/2024	5,725
6,193	7.000%, 10/1/2025	6,815
25,729	6.500%, 11/1/2025	27,756
1,097	8.500%, 12/1/2025	1,200
5,963	7.500%, 1/1/2026	6,503
7,288	6.500%, 5/1/2026	7,862
4,525	8.000%, 9/1/2026	4,959
5,188	7.500%, 2/1/2027	5,658
3,727	7.000%, 3/1/2027	4,092
10,301	6.500%, 8/1/2027	11,112
1,303	7.500%, 11/1/2027	1,421
6,936	9.000%, 11/1/2027	7,589

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (106.8%)	Value
Mortgage-Backed Securities (36.8%) - continued
$ 4,214	7.000%, 1/1/2028	$4,625
60,510	7.500%, 2/1/2028	66,009
9,013	6.000%, 5/1/2028	9,532
2,984	6.500%, 9/1/2028	3,217
11,692	7.000%, 10/1/2028	12,837
38,510	7.500%, 11/1/2028	41,999
68,406	6.000%, 12/1/2028	72,341
4,920	7.000%, 12/1/2028	5,401
11,223	6.500%, 2/1/2029	12,100
38,989	6.000%, 3/1/2029	41,232
20,993	7.000%, 3/1/2029	23,049
46,977	6.500%, 4/1/2029	50,589
4,260	6.500%, 8/1/2029	4,587
12,331	7.500%, 8/1/2029	13,433
15,479	7.000%, 10/1/2029	16,996
11,291	7.500%, 12/1/2029	12,301
7,274	8.000%, 4/1/2030	7,936
4,460	7.500%, 12/1/2030	4,869
71,250	6.000%, 5/1/2031	75,171
164,314	6.500%, 4/1/2032	176,539
143,721	6.500%, 5/1/2032	154,414
84,602	7.000%, 5/1/2032	92,605
546,658	6.500%, 7/1/2032	587,327
243,879	6.500%, 8/1/2032	262,022
29,600,000	5.500%, 7/1/2039[f]	30,552,765
	Government National Mortgage Association 15-Yr. Pass Through
15,651	7.000%, 9/15/2013	16,720
	Government National Mortgage Association 30-Yr. Pass Through
5,502	7.500%, 3/15/2023	6,040
4,208	7.000%, 1/15/2024	4,576
2,750	9.000%, 9/15/2024	2,977
6,450	8.000%, 6/15/2025	7,128
1,938	8.000%, 9/15/2026	2,138
9,067	7.500%, 3/15/2027	9,943
8,271	7.500%, 10/15/2027	9,070
7,730	7.000%, 11/15/2027	8,428
7,396	7.000%, 1/15/2028	8,066
11,533	6.500%, 7/15/2028	12,456
10,091	7.000%, 8/15/2028	11,005
50,289	7.500%, 11/15/2028	55,192
9,635	6.500%, 12/15/2028	10,406
34,792	6.500%, 3/15/2029	37,555
8,450	6.500%, 4/15/2029	9,121
8,081	8.000%, 10/15/2030	9,144
14,077	7.500%, 1/15/2031	15,412
5,652	7.000%, 4/15/2031	6,177
25,565	6.500%, 6/15/2031	27,539
22,968	7.000%, 9/15/2031	25,101
264,342	6.500%, 1/15/2032	284,177
39,206	6.500%, 4/15/2032	42,148

	Total Mortgage-Backed Securities	57,186,485

Technology (0.3%)
	International Business Machines Corporation
500,000	4.250%, 9/15/2009	503,530

	Total Technology	503,530

Transportation (0.3%)
	Union Pacific Corporation
500,000	7.000%, 2/1/2016	515,567

	Total Transportation	515,567

U.S. Government (35.0%)
	Federal Farm Credit Bank
1,000,000	5.375%, 7/18/2011	1,079,291
	Federal Home Loan Banks
1,000,000	3.625%, 5/29/2013	1,040,128
850,000	4.500%, 9/16/2013	910,959
1,000,000	3.625%, 10/18/2013	1,033,955
3,000,000	5.000%, 11/17/2017	3,192,342
	Federal Home Loan Mortgage Corporation
1,000,000	5.125%, 7/15/2012	1,095,610
500,000	3.750%, 6/28/2013	525,026
1,700,000	5.125%, 11/17/2017[g]	1,865,798
1,000,000	5.000%, 12/14/2018	949,401
350,000	6.750%, 3/15/2031	433,899
	Federal National Mortgage Association
2,000,000	6.125%, 3/15/2012	2,234,558
1,000,000	5.000%, 4/15/2015	1,094,978
500,000	5.960%, 9/11/2028	566,351
100,000	6.250%, 5/15/2029	117,403
	Resolution Funding Corporation
200,000	8.125%, 10/15/2019	256,641
	Tennessee Valley Authority
250,000	6.000%, 3/15/2013	279,239
	U.S. Treasury Bonds
4,200,000	7.250%, 5/15/2016	5,264,108
3,500,000	5.250%, 11/15/2028	3,935,312
	U.S. Treasury Notes
3,000,000	6.000%, 8/15/2009	3,005,887
3,250,000	4.375%, 12/15/2010	3,419,991
2,945,000	5.000%, 2/15/2011	3,140,566
4,500,000	4.500%, 11/30/2011	4,844,884
500,000	4.375%, 8/15/2012	541,094
1,000,000	2.875%, 1/31/2013	1,033,828
2,250,000	2.000%, 11/30/2013	2,216,952
2,500,000	4.250%, 8/15/2014	2,696,095
3,175,000	4.500%, 2/15/2016	3,443,138
400,000	4.625%, 2/15/2017	435,219
600,000	4.500%, 5/15/2017	647,485
450,000	3.750%, 11/15/2018	457,771
2,000,000	2.750%, 2/15/2019	1,873,120
500,000	3.500%, 2/15/2039	432,345
325,000	4.250%, 5/15/2039	321,698

	Total U.S. Government	54,385,072

Utilities (1.5%)
	CenterPoint Energy Houston Electric, LLC
400,000	5.600%, 7/1/2023	356,681

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (106.8%)	Value
Utilities (1.5%) - continued
	Commonwealth Edison Company
$ 275,000	5.900%, 3/15/2036	$263,823
	FirstEnergy Corporation
27,000	7.375%, 11/15/2031	25,484
	National Rural Utilities Cooperative Finance
27,000	8.000%, 3/1/2032	30,331
	Oncor Electric Delivery Company
475,000	6.375%, 1/15/2015	496,677
	Oneok Partners, LP
275,000	6.650%, 10/1/2036	253,552
	Progress Energy, Inc.
400,000	7.000%, 10/30/2031	435,133
	Southern California Edison Company
225,000	5.000%, 1/15/2014	236,527
	Xcel Energy, Inc.
275,000	6.500%, 7/1/2036	274,545

	Total Utilities	2,372,753

	Total Long-Term Fixed Income (cost $179,380,641)	166,044,697

Shares	Collateral Held for Securities Loaned (0.9%)
1,457,625	Thrivent Financial Securities Lending Trust	1,457,625

	Total Collateral Held for Securities Loaned (cost $1,457,625)	1,457,625

Shares or Principal Amount	Short-Term Investments (26.1%)[h]
	Enterprise Funding Corporation
4,240,000	0.100%, 7/1/2009	4,240,000
	Federal Home Loan Bank Discount Notes
10,125,000	0.150%, 7/8/2009	10,124,705
5,435,000	0.155%, 7/10/2009	5,434,790
	Federal Home Loan Mortgage Corporation Discount Notes
17,310,000	0.153%, 7/13/2009	17,309,117
3,609,299	Thrivent Money Market Portfolio	3,609,299

	Total Short-Term Investments (at amortized cost)	40,717,911

	Total Investments (cost $221,556,177) 133.8%	$208,220,233

	Other Assets and Liabilities, Net (33.8%)	(52,609,230)

	Total Net Assets 100.0%	$155,611,003

a	All or a portion of the security is insured or guaranteed.
b	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Bond Index Portfolio owned as of June 30, 2009.

Security	Acquisition Date	Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$2,500,000
Commercial Mortgage Pass-Through Certificates	10/18/2006	2,500,000
Preferred Term Securities XXIII, Ltd.	9/14/2006	1,207,758
Wachovia Asset Securitization, Inc.	3/16/2007	1,705,379

d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2009, the value of these investments was $5,487,514 or 3.5% of total net assets.
e	Defaulted security.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
h	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,024,750
Gross unrealized depreciation	(17,360,694)

Net unrealized appreciation (depreciation)	$(13,335,944)

Cost for federal income tax purposes	$221,556,177

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Bond Index Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	6,454,308	—	5,911,844	542,464
Basic Materials	825,321	—	825,321	—
Capital Goods	1,851,348	—	1,851,348	—
Collateralized Mortgage Obligations	3,700,125	—	3,700,125	—
Commercial Mortgage-Backed Securities	12,466,266	—	11,506,266	960,000
Communications Services	3,595,873	—	3,595,873	—
Consumer Cyclical	1,289,923	—	1,289,923	—
Consumer Non-Cyclical	3,507,929	—	3,507,929	—
Energy	2,669,968	—	2,669,968	—
Financials	10,719,125	—	10,719,125	—
Foreign	4,001,104	—	4,001,104	—
Mortgage-Backed Securities	57,186,485	—	57,186,485	—
Technology	503,530	—	503,530	—
Transportation	515,567	—	515,567	—
U.S. Government	54,385,072	—	54,385,072	—
Utilities	2,372,753	—	2,372,753	—
Collateral Held for Securities Loaned	1,457,625	1,457,625	—	—
Short-Term Investments	40,717,911	3,609,299	37,108,612	—

Total	$208,220,233	$5,066,924	$201,650,845	$1,502,464

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Bond Index Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value June 30, 2009
Long-Term Fixed Income
Asset-Backed Securities	—	—	—	(105,024)	2,359	645,129	542,464
Commercial Mortgage-Backed Securities	831,540	—	—	128,460	—	—	960,000
Financials	510,175	—	—	(76,161)	(11,299)	(422,715)	—

Total	$1,341,715	$—	$—	($52,725)	($8,940)	$222,414	$1,502,464

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Bond Index Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$12,754,279	$39,455,512	$48,600,492	3,609,299	$3,609,299	$25,174
Thrivent Financial Securities Lending Trust	17,005,159	47,440,054	62,987,588	1,457,625	1,457,625	21,654
Total Value and Income Earned	29,759,438				5,066,924	46,828

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Bank Loans (0.3%)[a]	Value
Utilities (0.3%)
	NRG Energy, Inc., Term Loan
$2,156,248	2.016%, 2/1/2013	$2,025,708
1,154,373	2.970%, 2/1/2013	1,084,488

	Total Utilities	3,110,196

	Total Bank Loans (cost $3,017,066)	3,110,196

	Long-Term Fixed Income (96.4%)
Asset-Backed Securities (21.2%)
	Americredit Automobile Receivables Trust
1,563,029	0.398%, 7/6/2009[b,c]	1,503,652
2,246,542	3.430%, 7/6/2011[b]	2,264,063
3,842,465	5.490%, 7/6/2012[b]	3,866,838
	BMW Vehicle Lease Trust
4,000,000	2.910%, 3/15/2012	4,022,884
	Cabela’s Master Credit Card Trust
7,500,000	4.310%, 12/16/2013[d]	7,592,347
	Capital Auto Receivables Asset Trust
2,515,499	5.380%, 7/15/2010	2,491,327
3,920,886	4.980%, 5/15/2011	3,983,209
	Carmax Auto Owner Trust
4,500,000	4.120%, 3/15/2013	4,630,055
	Chase Funding Issuance Trust
7,000,000	2.400%, 6/17/2013	6,949,936
	CIT Equipment
4,500,000	3.070%, 8/15/2016[d]	4,492,265
	CNH Equipment Trust
3,762,458	4.400%, 5/16/2011	3,805,549
3,350,000	7.210%, 12/16/2013	3,500,626
	Countrywide Asset-Backed Certificates
2,403,833	5.549%, 4/25/2036[b]	1,729,262
5,000,000	5.683%, 10/25/2046	4,175,885
	Countrywide Home Loans Asset-Backed Securities
4,336,922	6.085%, 6/25/2021[b]	1,252,416
	CPL Transition Funding, LLC
1,798,019	5.560%, 1/15/2012	1,825,457
	Credit Based Asset Servicing and Securitization, LLC
3,228,556	5.501%, 12/25/2036	2,207,806
	DaimlerChrysler Auto Trust
294,336	5.330%, 8/8/2010	294,959
	Discover Card Master Trust
9,500,000	5.100%, 10/15/2013	9,856,430
	First Franklin Mortgage Loan Asset-Backed Certificates
215,069	5.500%, 3/25/2036[e,f]	22
	First Horizon ABS Trust
1,045,998	0.444%, 7/27/2009[b,c]	522,232
	Ford Credit Auto Owner Trust
6,500,000	3.960%, 5/15/2013	6,647,322
	GMAC Mortgage Corporation Loan Trust
5,432,584	0.494%, 7/27/2009[b,c]	1,633,301
2,311,561	0.494%, 7/27/2009[b,c]	634,221
4,976,012	5.750%, 10/25/2036[b]	3,083,565
	Harley Davidson Motorcycle Trust
5,923,490	0.669%, 7/15/2009[c]	5,903,966
3,500,000	3.190%, 11/15/2013	3,519,191
	Honda Auto Receivables Owner Trust
4,000,000	4.470%, 1/18/2012	4,117,268
5,500,000	4.430%, 8/15/2012	5,596,822
	Household Credit Card Master Note Trust
4,065,000	5.100%, 6/15/2012	4,073,902
	Household Home Equity Loan Trust
6,500,000	5.320%, 3/20/2036	6,017,707
3,500,000	5.660%, 3/20/2036	3,260,838
	Merna Re, Ltd.
7,500,000	2.348%, 9/30/2009[c,d]	6,985,500
	Merrill Auto Trust Securitization
9,000,000	5.500%, 3/15/2012	9,289,584
	Mortgage Equity Conversion Asset Trust
6,613,524	1.060%, 7/25/2009[c,e]	6,222,665
6,654,654	1.080%, 7/25/2009[c,e]	6,262,029
	Nissan Auto Receivables Owner Trust
6,500,000	4.280%, 7/15/2013	6,637,904
6,000,000	4.740%, 8/17/2015	6,162,270
	Nomura Asset Acceptance Corporation
124,069	0.454%, 7/27/2009[c,d]	108,837
	Popular ABS Mortgage Pass-Through Trust
286,555	4.000%, 12/25/2034	277,734
	Renaissance Home Equity Loan Trust
4,620,871	5.608%, 5/25/2036	3,837,777
	Residential Asset Mortgage Products, Inc.
1,529,665	4.547%, 12/25/2034	1,172,490
	Residential Asset Securities Corporation
1,284,780	3.990%, 4/25/2033	941,826
1,618,391	5.010%, 4/25/2033	910,771
1,704,876	3.870%, 5/25/2033	1,365,012
	Residential Funding Mortgage Securities
800,679	4.470%, 7/25/2018[b]	715,717
	SLM Student Loan Trust
185,997	1.102%, 7/27/2009[c]	185,974
	USAA Auto Owner Trust
7,000,000	4.500%, 10/15/2013	7,255,108
5,500,000	4.770%, 9/15/2014	5,633,738
	Volkswagen Auto Lease Trust
6,500,000	3.410%, 4/16/2012	6,568,868
	Wachovia Asset Securitization, Inc.
2,131,724	0.454%, 7/27/2009[b,c,e]	678,080
	Wachovia Auto Loan Owner Trust
1,026,431	5.230%, 8/22/2011[d]	1,032,810

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (96.4%)	Value
Asset-Backed Securities (21.2%) - continued
	Wachovia Auto Owner Trust
$9,500,000	4.810%, 9/20/2012	$9,894,041
	Washington Mutual Master Note Trust
9,000,000	0.349%, 7/15/2009[c,d]	8,941,536
	World Omni Auto Receivables Trust
2,000,000	5.120%, 5/15/2014	2,068,850

	Total Asset-Backed Securities	208,604,444

Basic Materials (1.3%)
	ArcelorMittal
2,500,000	9.000%, 2/15/2015[g]	2,636,033
	Dow Chemical Company
3,200,000	7.600%, 5/15/2014	3,296,003
	E.I. Du Pont de Nemours & Company
3,350,000	5.875%, 1/15/2014	3,627,752
	Nucor Corporation
2,700,000	5.000%, 6/1/2013	2,817,936

	Total Basic Materials	12,377,724

Capital Goods (2.3%)
	General Dynamics Corporation
2,350,000	5.250%, 2/1/2014	2,510,909
	Honeywell International, Inc.
3,350,000	3.875%, 2/15/2014	3,423,003
	John Deere Capital Corporation
2,500,000	4.400%, 7/15/2009	2,497,543
	John Deere Owner Trust
3,500,000	3.960%, 5/16/2016	3,456,250
	Litton Industries, Inc.
3,350,000	8.000%, 10/15/2009	3,412,544
	Lockheed Martin Corporation
2,750,000	4.121%, 3/14/2013	2,804,940
	Textron Financial Corporation
2,100,000	5.125%, 2/3/2011	1,927,317
	Waste Management, Inc.
2,350,000	6.375%, 3/11/2015	2,434,701

	Total Capital Goods	22,467,207

Collateralized Mortgage Obligations (5.1%)
	American Home Mortgage Assets Trust
4,419,804	2.260%, 7/1/2009[c]	1,477,265
	Banc of America Mortgage Securities, Inc.
2,333,288	4.802%, 9/25/2035	1,616,756
	Bear Stearns Adjustable Rate Mortgage Trust
2,743,703	4.625%, 8/25/2010[c]	2,170,834
	Chase Mortgage Finance Corporation
1,809,853	5.398%, 1/25/2036	497,134
	Countrywide Alternative Loan Trust
3,100,436	5.500%, 2/25/2036	2,468,635
3,174,363	6.000%, 1/25/2037	2,326,834
	Countrywide Home Loans, Inc.
3,387,319	5.315%, 3/20/2036	1,578,020
3,325,380	5.779%, 9/20/2036	1,523,114
	Deutsche Alt-A Securities, Inc.
5,629,883	2.209%, 7/1/2009[c]	2,057,226
	HomeBanc Mortgage Trust
2,442,267	5.939%, 4/25/2037	1,500,509
	Impac CMB Trust
1,449,774	0.574%, 7/27/2009[c]	627,921
1,020,091	0.634%, 7/27/2009[c]	405,170
	J.P. Morgan Alternative Loan Trust
5,390,710	5.802%, 3/25/2036	3,044,986
	J.P. Morgan Mortgage Trust
4,293,508	5.008%, 7/25/2035	3,321,334
5,719,058	5.780%, 6/25/2036	4,538,771
	Merrill Lynch Mortgage Investors, Inc.
3,224,184	4.866%, 6/25/2035	2,429,848
	Residential Accredit Loans, Inc.
2,305,838	5.590%, 9/25/2035	1,396,913
	Thornburg Mortgage Securities Trust
1,888,837	0.424%, 7/27/2009[c]	1,696,464
	Wachovia Mortgage Loan Trust, LLC
2,860,215	5.557%, 5/20/2036	1,960,071
	Washington Mutual Alternative Loan Trust
4,385,029	2.260%, 7/1/2009[c]	1,575,447
	Washington Mutual Mortgage Pass-Through Certificates
4,705,891	2.080%, 7/1/2009[c]	1,622,525
6,570,955	2.090%, 7/1/2009[c]	2,123,495
1,627,697	0.604%, 7/25/2009[c]	851,548
2,234,846	4.829%, 9/25/2035	1,818,608
	Washington Mutual, Inc.
4,856,296	2.080%, 7/1/2009[c]	1,711,029
4,456,031	2.160%, 7/1/2009[c]	1,506,942
	Wells Fargo Mortgage Backed Securities Trust
832,002	4.950%, 3/25/2036	587,429
2,305,735	5.092%, 3/25/2036	1,564,623

	Total Collateralized Mortgage Obligations	49,999,451

Commercial Mortgage-Backed Securities (9.2%)
	Banc of America Commercial Mortgage, Inc.
4,440,518	5.001%, 9/10/2010	4,416,379
155,711	4.037%, 11/10/2039	155,508
	Banc of America Large Loan Trust
5,748,899	0.429%, 7/15/2009[c,d]	4,665,036
4,200,000	0.529%, 7/15/2009[c,d]	3,131,381
	Bear Stearns Commercial Mortgage Securities
2,000,000	5.331%, 2/11/2044	1,618,608

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (96.4%)	Value
Commercial Mortgage-Backed Securities (9.2%) - continued
	Bear Stearns Commercial Mortgage Securities, Inc.
$4,000,000	0.469%, 7/15/2009[c,e]	$3,000,204
151,552	3.869%, 2/11/2041	151,344
7,112,809	5.422%, 9/11/2042	7,201,790
	Chase Commercial Mortgage Securities Corporation
3,500,000	7.928%, 7/15/2032	3,475,811
	Citigroup Commercial Mortgage Trust
6,203	0.389%, 7/15/2009[c,d]	5,243
	Commercial Mortgage Pass-Through Certificates
90,066	0.419%, 7/15/2009[c,d]	87,559
4,000,000	0.499%, 7/15/2009[c,e]	2,224,568
	Credit Suisse First Boston Mortgage Securities Corporation
4,382,836	4.609%, 2/15/2038	4,356,162
7,256,933	3.382%, 5/15/2038	7,313,842
	Crown Castle International Corporation
6,500,000	5.245%, 11/15/2036[d]	6,240,000
	General Electric Commercial Mortgage Corporation
1,762,058	4.591%, 7/10/2045	1,768,468
	GS Mortgage Securities Corporation II
5,500,000	5.396%, 8/10/2038	4,903,410
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
251,921	2.790%, 1/12/2039	250,857
9,100,000	5.198%, 12/15/2044	8,807,153
	LB-UBS Commercial Mortgage Trust
808,696	4.207%, 11/15/2027	802,935
3,465,271	4.567%, 6/15/2029	3,459,453
4,287,098	4.187%, 8/15/2029	4,281,688
4,084,000	4.568%, 1/15/2031	3,506,179
872,863	4.741%, 9/15/2040	875,753
	TIAA Real Estate CDO, Ltd.
8,000,000	5.814%, 8/15/2039	7,281,488
	Wachovia Bank Commercial Mortgage Trust
5,015,248	3.894%, 11/15/2035	5,004,606
	Washington Mutual Asset Securities Corporation
2,187,938	3.830%, 1/25/2035[d]	2,126,573

	Total Commercial Mortgage-Backed Securities	91,111,998

Communications Services (4.3%)
	Alltel Corporation
2,675,000	7.000%, 7/1/2012	2,889,211
	AT&T, Inc.
1,250,000	4.950%, 1/15/2013	1,300,008
2,700,000	6.700%, 11/15/2013[g]	2,965,202
	British Telecom plc
2,000,000	9.125%, 12/15/2010	2,124,144
	Cox Communications, Inc.
1,760,000	7.875%, 8/15/2009	1,765,134
1,400,000	4.625%, 1/15/2010	1,406,636
	France Telecom SA
4,000,000	4.375%, 7/8/2014[h]	4,031,116
	Qtel International Finance, Ltd.
4,000,000	6.500%, 6/10/2014[d]	4,065,624
	Rogers Cable, Inc.
2,620,000	7.875%, 5/1/2012	2,823,949
	Telecom Italia Capital SA
1,400,000	6.200%, 7/18/2011	1,449,276
	Telefonica SA
4,000,000	4.949%, 1/15/2015[h]	4,065,816
	Thomson Reuters Corporation
2,000,000	5.950%, 7/15/2013	2,045,952
	Time Warner Cable, Inc.
2,400,000	5.400%, 7/2/2012	2,480,640
3,350,000	7.500%, 4/1/2014[i]	3,690,347
	Verizon Communications, Inc.
1,350,000	4.350%, 2/15/2013[g]	1,378,975
	Verizon Wireless Capital, LLC
2,000,000	5.550%, 2/1/2014[d]	2,123,256
	Vodafone Group plc
1,300,000	5.450%, 6/10/2019	1,278,356

	Total Communications Services	41,883,642

Consumer Cyclical (1.3%)
	CVS Caremark Corporation
2,700,000	0.968%, 9/1/2009[c]	2,680,854
	CVS Corporation
2,800,000	4.000%, 9/15/2009	2,816,302
	Ford Motor Credit Company, LLC
4,000,000	7.375%, 10/28/2009	3,965,712
	Nissan Motor Acceptance Corporation
2,800,000	4.625%, 3/8/2010[d]	2,759,501
	SLM Private Credit Student Loan Trust
1,180,720	0.639%, 9/15/2009[c]	1,152,407

	Total Consumer Cyclical	13,374,776

Consumer Non-Cyclical (4.3%)
	Altria Group, Inc.
2,700,000	8.500%, 11/10/2013	3,069,160
	Anheuser-Busch InBev Worldwide, Inc.
3,500,000	5.375%, 11/15/2014[d]	3,531,216
	Board of Trustees of Stanford University
2,650,000	3.625%, 5/1/2014	2,671,518
	Cargill, Inc.
2,000,000	5.200%, 1/22/2013[d]	2,023,650
	ConAgra Foods, Inc.
2,000,000	5.875%, 4/15/2014	2,120,348
	Diageo Capital plc
3,000,000	5.200%, 1/30/2013	3,120,063
	Express Scripts, Inc.
2,000,000	5.250%, 6/15/2012	2,066,308

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (96.4%)	Value
Consumer Non-Cyclical (4.3%) - continued
	H. J. Heinz Company
$ 3,300,000	15.590%, 12/1/2011[d]	$4,109,688
	Kellogg Company
2,750,000	5.125%, 12/3/2012	2,939,654
	McKesson Corporation
2,000,000	6.500%, 2/15/2014	2,133,838
	Merck & Company, Inc.
3,300,000	4.000%, 6/30/2015[g]	3,358,063
	Novartis Capital Corporation
3,350,000	4.125%, 2/10/2014	3,448,390
	Philip Morris International, Inc.
3,700,000	6.875%, 3/17/2014	4,174,780
	Roche Holdings, Inc.
3,500,000	5.000%, 3/1/2014[d]	3,660,668

	Total Consumer Non-Cyclical	42,427,344

Energy (2.5%)
	ConocoPhillips
4,000,000	4.600%, 1/15/2015	4,110,580
	Energy Transfer Partners, LP
2,000,000	6.000%, 7/1/2013	2,034,624
	Enterprise Products Operating, LP
1,000,000	4.625%, 10/15/2009	1,002,943
2,700,000	9.750%, 1/31/2014	3,103,674
	Husky Energy, Inc.
2,000,000	5.900%, 6/15/2014	2,092,300
	Marathon Oil Corporation
2,000,000	6.500%, 2/15/2014	2,138,100
	ONEOK Partners, LP
650,000	8.625%, 3/1/2019	726,952
	Premcor Refining Group, Inc.
2,100,000	6.125%, 5/1/2011	2,154,098
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
1,250,000	5.832%, 9/30/2016[d]	1,225,737
	Sempra Energy
3,400,000	7.950%, 3/1/2010	3,521,982
	Transocean, Inc.
1,350,000	5.250%, 3/15/2013	1,399,887
	Western Oil Sands, Inc.
1,350,000	8.375%, 5/1/2012	1,486,822

	Total Energy	24,997,699

Financials (23.7%)
	Allstate Corporation
1,300,000	6.200%, 5/16/2014	1,363,530
	Allstate Life Global Funding Trust
2,000,000	5.375%, 4/30/2013	2,067,972
	American Express Centurion Bank
2,000,000	5.200%, 11/26/2010	2,010,010
	American Express Company
10,000,000	3.150%, 12/9/2011	10,354,410
3,350,000	5.875%, 5/2/2013	3,326,446
	Australia & New Zealand Banking Group, Ltd.
3,350,000	6.200%, 7/19/2013[d]	3,451,076
	Bank of America Corporation
10,000,000	2.100%, 4/30/2012	10,015,240
	Bank of New York Mellon Corporation
3,400,000	4.950%, 11/1/2012	3,595,136
	Barclays Bank plc
2,500,000	6.750%, 5/22/2019	2,479,430
	BB&T Corporation
870,000	6.500%, 8/1/2011	898,894
3,350,000	5.700%, 4/30/2014	3,421,797
	Bear Stearns Companies, Inc.
2,000,000	4.550%, 6/23/2010	2,041,124
	Berkshire Hathaway Finance Corporation
4,500,000	4.000%, 4/15/2012[d]	4,650,714
	Capital One Bank USA NA
1,000,000	8.800%, 7/15/2019	1,021,624
	CIT Group, Inc.
2,400,000	5.200%, 11/3/2010	1,895,890
1,000,000	7.625%, 11/30/2012	684,746
	Citigroup, Inc.
10,000,000	2.125%, 4/30/2012	10,043,900
3,400,000	5.300%, 10/17/2012	3,279,497
2,000,000	5.500%, 4/11/2013	1,874,490
	CME Group, Inc.
2,700,000	5.400%, 8/1/2013	2,836,750
	Commonwealth Bank of Australia
6,700,000	2.500%, 12/10/2012[d]	6,725,353
	Corestates Capital Trust I
700,000	8.000%, 12/15/2026[d]	458,451
	Credit Suisse New York, NY
3,300,000	3.450%, 7/2/2012	3,301,630
2,000,000	5.000%, 5/15/2013	2,044,646
	Danske Bank A/S
10,000,000	2.500%, 5/10/2012[d]	10,025,200
	Dexia Credit Local
6,700,000	2.375%, 9/23/2011[d]	6,745,607
	Fifth Third Bancorp
1,325,000	6.250%, 5/1/2013	1,302,125
	General Electric Capital Corporation
2,000,000	5.875%, 2/15/2012	2,088,986
10,000,000	2.200%, 6/8/2012	10,051,230
5,600,000	5.900%, 5/13/2014	5,715,702
	Goldman Sachs Group, Inc.
3,000,000	6.000%, 5/1/2014	3,130,980
	Goldman Sachs Group, Inc., Convertible
5,000,000	1.000%, 1/31/2015[j]	3,864,650
2,500,000	1.000%, 5/7/2015[j]	1,880,875
	HSBC USA, Inc.
10,000,000	3.125%, 12/16/2011	10,352,290
	International Lease Finance Corporation
2,050,000	5.750%, 6/15/2011	1,699,987
3,350,000	5.000%, 9/15/2012	2,590,920
	J.P. Morgan Chase & Company
10,000,000	3.125%, 12/1/2011	10,344,520
4,500,000	4.650%, 6/1/2014	4,488,129
	Lehman Brothers Holdings E-Capital Trust I
3,500,000	Zero Coupon, 8/19/2010[i,k]	350

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (96.4%)	Value
Financials (23.7%) - continued
	Lehman Brothers Holdings, Inc.
$ 1,700,000	5.250%, 2/6/2012[k]	$250,750
	Lincoln National Corporation
1,200,000	5.650%, 8/27/2012	1,164,762
650,000	8.750%, 7/1/2019	655,507
	MassMutual Global Funding II
2,000,000	3.625%, 7/16/2012[d,h]	2,000,440
	Merrill Lynch & Company, Inc.
2,000,000	6.150%, 4/25/2013	2,002,826
	MetLife, Inc.
2,000,000	6.750%, 6/1/2016	2,036,110
	Metropolitan Life Global Funding
2,680,000	5.125%, 4/10/2013[d]	2,725,766
	Monumental Global Funding, Ltd.
1,330,000	5.500%, 4/22/2013[d]	1,283,259
	Morgan Stanley
1,350,000	5.050%, 1/21/2011	1,376,619
1,350,000	5.250%, 11/2/2012[i]	1,369,726
4,000,000	6.000%, 5/13/2014	4,049,872
	Northern Trust Company
2,000,000	5.500%, 8/15/2013	2,120,398
	Protective Life Secured Trust
2,000,000	4.000%, 10/7/2009	2,008,822
	Rabobank Nederland NV
4,600,000	4.200%, 5/13/2014[d]	4,588,201
	Royal Bank of Scotland Group plc
10,000,000	2.625%, 5/11/2012[d]	10,071,850
	Simon Property Group, LP
2,000,000	6.750%, 5/15/2014[i]	2,009,608
	State Street Capital Trust II
2,000,000	8.250%, 3/15/2011	1,689,480
	Svenska Handelsbanken AB
4,000,000	4.875%, 6/10/2014[d]	3,959,696
	Swedbank AB
10,000,000	2.800%, 2/10/2012[d]	10,119,560
	UnitedHealth Group, Inc.
2,000,000	5.500%, 11/15/2012	2,069,676
	Wachovia Capital Trust III
700,000	5.800%, 3/15/2011	420,000
	Wachovia Corporation
2,000,000	5.500%, 5/1/2013	2,066,008
	WEA Finance, LLC
4,000,000	7.500%, 6/2/2014[d]	3,966,108
	Wells Fargo & Company
10,000,000	2.125%, 6/15/2012[i]	10,029,290
675,000	4.375%, 1/31/2013	680,812

	Total Financials	232,839,453

Foreign (2.7%)
	Corporacion Andina de Fomento
5,000,000	5.750%, 1/12/2017	4,816,735
	Kreditanstalt fuer Wiederaufbau
10,000,000	2.250%, 4/16/2012	10,093,590
	Province of Ontario
5,300,000	4.100%, 6/16/2014	5,404,987
	Societe Financement de l’Economie Francaise
6,700,000	3.375%, 5/5/2014[d]	6,716,710

	Total Foreign	27,032,022

Mortgage-Backed Securities (6.0%)
	Federal Home Loan Mortgage Corporation 30-Yr.
9,452,032	6.500%, 9/1/2037	10,055,733
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
5,500,000	5.000%, 7/1/2024[h]	5,690,784
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
41,000,000	6.500%, 7/1/2039[h]	43,665,000

	Total Mortgage-Backed Securities	59,411,517

Technology (1.0%)
	Dell, Inc.
3,300,000	3.375%, 6/15/2012	3,359,196
	Oracle Corporation
4,300,000	3.750%, 7/8/2014[h,l]	4,300,000
	Xerox Corporation
2,100,000	5.500%, 5/15/2012	2,094,252

	Total Technology	9,753,448

Transportation (1.0%)
	American Airlines, Inc.
3,410,000	7.024%, 10/15/2009	3,367,375
	Northwest Airlines, Inc.
2,400,000	6.841%, 4/1/2011	2,208,000
	Union Pacific Corporation
1,150,000	6.125%, 1/15/2012	1,201,949
800,000	5.450%, 1/31/2013	829,358
2,000,000	5.125%, 2/15/2014	2,067,292

	Total Transportation	9,673,974

U.S. Government (7.8%)
	Federal Farm Credit Bank
10,000,000	2.125%, 6/18/2012	10,032,880
	Federal Home Loan Banks
4,000,000	3.625%, 10/18/2013	4,135,820
	Federal National Mortgage Association
10,000,000	4.625%, 5/1/2013	10,151,900
	U.S. Treasury Notes, TIPS
14,300,000	1.875%, 4/30/2014[i]	13,876,577
15,214,237	2.000%, 7/15/2014	15,570,828
21,432,943	2.500%, 7/15/2016[i]	22,497,903

	Total U.S. Government	76,265,908

U.S. Municipals (1.4%)
	California State Revenue General Obligation Bonds (Build America Bonds)
3,350,000	5.650%, 4/1/2013[c]	3,297,773
3,350,000	5.250%, 4/1/2014	3,291,643
	Denver, Colorado City & County Airport Revenue Bonds
5,500,000	5.250%, 11/15/2032	5,573,425

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (96.4%)	Value
U.S. Municipals (1.4%) - continued
	Houston, Texas Utility System Revenue Bonds
$1,350,000	5.000%, 5/15/2011[c]	$1,399,640

	Total U.S. Municipals	13,562,481

Utilities (1.3%)
	Cleveland Electric Illuminating Company
625,000	7.430%, 11/1/2009	632,624
	Duke Energy Carolinas, LLC
2,700,000	5.750%, 11/15/2013[g]	2,902,986
	National Rural Utilities Cooperative Finance Corporation
2,650,000	5.500%, 7/1/2013[g]	2,799,306
	Oncor Electric Delivery Company
2,700,000	5.950%, 9/1/2013	2,809,477
	Power Receivables Finance, LLC
318,522	6.290%, 1/1/2012[e]	314,006
	Virginia Electric & Power Company
2,000,000	4.500%, 12/15/2010	2,048,510
1,360,000	5.100%, 11/30/2012	1,437,093

	Total Utilities	12,944,002

	Total Long-Term Fixed Income (cost $1,004,021,344)	948,727,090

Shares	Mutual Funds (1.8%)
Fixed Income Mutual Funds (1.8%)
4,208,125	Thrivent High Yield Fund	17,169,151

	Total Fixed Income Mutual Funds	17,169,151

	Total Mutual Funds (cost $15,500,000)	17,169,151

	Preferred Stock (0.1%)
Financials (0.1%)
94,063	Credit Suisse XLF Equity-Linked Note, Convertible, 11.100%[j,m]	1,070,437
148,505	Federal National Mortgage Association, 8.250%	198,997

	Total Financials	1,269,434

	Total Preferred Stock (cost $4,300,658)	1,269,434

Contracts	Options Purchased (<0.1%)
	Call on 10-Yr. U.S. Treasury Bond Futures
110	$119.00, expires 8/25/2009	30,937

	Total Options Purchased (cost $79,392)	30,937

Shares	Collateral Held for Securities Loaned (4.7%)
46,444,495	Thrivent Financial Securities Lending Trust	46,444,495

	Total Collateral Held for Securities Loaned (cost $46,444,495)	46,444,495

Shares or Principal Amount	Short-Term Investments (7.0%)[n]
	Barton Capital Corporation
2,014,000	0.200%, 7/1/2009	2,014,000
	Federal Home Loan Bank Discount Notes
2,000,000	0.010%, 7/2/2009	1,999,999
4,520,000	0.150%, 7/8/2009	4,519,868
23,680,000	0.155%, 7/10/2009	23,679,082
	Federal Home Loan Mortgage Corporation Discount Notes
10,640,000	0.150%, 7/13/2009	10,639,468
2,600,000	0.200%, 9/21/2009[o,p]	2,598,834
	Federal National Mortgage Association Discount Notes
15,270,000	0.150%, 7/13/2009	15,269,237
5,000,000	0.160%, 7/14/2009	4,999,711
	Societe Generale North American
2,485,000	0.130%, 7/1/2009	2,485,000
228,347	Thrivent Money Market Portfolio	228,347

	Total Short-Term Investments (at amortized cost)	68,433,546

	Total Investments (cost $1,141,796,501) 110.3%	$1,085,184,849

	Other Assets and Liabilities, Net (10.3%)	(101,238,585)

	Total Net Assets 100.0%	$983,946,264

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility as discussed in item 2(U) in the Notes to Financial Statements.
b	All or a portion of the security is insured or guaranteed.
c	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2009, the value of these investments was $146,396,418 or 14.9% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

e	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Portfolio owned as of June 30, 2009.

Security	Acquisition Date	Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$4,000,000
Commercial Mortgage Pass-Through Certificates	5/2/2007	4,000,000
First Franklin Mortgage Loan Asset-Backed Certificates	4/19/2006	214,738
Mortgage Equity Conversion Asset Trust	1/18/2007	6,654,654
Mortgage Equity Conversion Asset Trust	2/14/2007	6,613,524
Power Receivables Finance, LLC	9/30/2003	318,429
Wachovia Asset Securitization, Inc.	3/16/2007	2,131,724

f	Defaulted security.
g	All or a portion of the security was earmarked to cover options.
h	Denotes investments purchased on a when-issued or delayed delivery basis.
i	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
j	These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.
k	In bankruptcy.
l	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
m	Non-income producing security.
n	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
o	At June 30, 2009, $2,298,968 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
p	At June 30, 2009, $299,865 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$19,673,817
Gross unrealized depreciation	(76,285,469)

Net unrealized appreciation (depreciation)	$(56,611,652)

Cost for federal income tax purposes	$1,141,796,501

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Limited Maturity Bond Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Utilities	3,110,196	—	3,110,196	—
Long-Term Fixed Income
Asset-Backed Securities	208,604,444	—	195,441,670	13,162,774
Basic Materials	12,377,724	—	12,377,724	—
Capital Goods	22,467,207	—	19,010,957	3,456,250
Collateralized Mortgage Obligations	49,999,451	—	49,999,451	—
Commercial Mortgage-Backed Securities	91,111,998	—	84,871,998	6,240,000
Communications Services	41,883,642	—	41,883,642	—
Consumer Cyclical	13,374,776	—	13,374,776	—
Consumer Non-Cyclical	42,427,344	—	42,427,344	—
Energy	24,997,699	—	24,997,699	—
Financials	232,839,453	—	227,093,928	5,745,525
Foreign	27,032,022	—	27,032,022	—
Mortgage-Backed Securities	59,411,517	—	59,411,517	—
Technology	9,753,448	—	5,453,448	4,300,000
Transportation	9,673,974	—	4,098,599	5,575,375
U.S. Government	76,265,908	—	76,265,908	—
U.S. Municipals	13,562,481	—	13,562,481	—
Utilities	12,944,002	—	12,944,002	—
Mutual Funds
Fixed Income Mutual Funds	17,169,151	17,169,151	—	—
Preferred Stock
Financials	1,269,434	198,997	—	1,070,437
Options Purchased	30,937	30,937	—	—
Collateral Held for Securities Loaned	46,444,495	46,444,495	—	—
Short-Term Investments	68,433,546	228,347	68,205,199	—

Total	$1,085,184,849	$64,071,927	$981,562,561	$39,550,361

Other Financial Instruments*	$76,263	($143,642)	$219,905	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Limited Maturity Bond Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value June 30, 2009
Preferred Stock
Financials	2,791,196	—	(1,974,818)	1,926,790	(1,672,731)	—	1,070,437
Long-Term Fixed Income
Asset-Backed Securities	19,844,472	—	—	28,693	(531,303)	(6,179,088)	13,162,774
Capital Goods	—	—	—	(43,008)	3,499,258	—	3,456,250
Commercial Mortgage- Backed Securities	5,405,010	—	—	834,990	—	—	6,240,000
Financials	6,166,250	—	—	(420,725)	—	—	5,745,525
Technology	—	—	—	—	4,300,000	—	4,300,000
Transportation	3,068,000	2,412	(196,881)	535,944	2,165,900	—	5,575,375
U.S. Government	4,026,666	—	(233,315)	215,418	(4,008,769)	—	—

Total	$41,301,594	$2,412	($2,405,014)	$3,078,102	$3,752,355	($6,179,088)	$39,550,361

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(55)	September 2009	($11,917,645)	($11,892,033)	$25,612
5-Yr. U.S. Treasury Bond Futures	(1,375)	September 2009	(157,768,376)	(157,738,282)	30,094
10-Yr. U.S. Treasury Bond Futures	(325)	September 2009	(37,554,282)	(37,786,331)	(232,049)
20-Yr. U.S. Treasury Bond Futures	5	September 2009	586,265	591,796	5,531
Total Futures Contracts					($170,812)

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
10-Yr. U.S. Treasury Bond Futures	110	$121.00	July 2009	($6,875)	$27,170
Total Call Options Written				($6,875)	$27,170

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 11, 5 Year, at 5.00%; Bank of America	Sell	12/20/2013	$1,068,000	$166,466	($156,892)	$9,574
CDX HY, Series 11, 5 Year, at 5.00%; Bank of America	Sell	12/20/2013	845,500	257,280	(124,207)	133,073
CDX IG, Series 12, 5 Year, at 1.00%; Bank of America	Sell	6/20/2014	5,000,000	149,377	(72,119)	77,258
Total Credit Default Swaps					($353,218)	$219,905

1	As the buyer of protection, Limited Maturity Bond Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Limited Maturity Bond Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Limited Maturity Bond Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The market value for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. In the case when protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$61,237
Option Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	27,170
Option Purchased	Investments in securities at market value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	30,937
Total Interest Rate Contracts		119,344
Credit Contracts
Credit Default Swap	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	219,905
Total Credit Contracts		219,905

Total Asset Derivatives		$339,249

Liability Derivatives
Interest Rate Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	232,049
Total Interest Rate Contracts		232,049

Total Liability Derivatives		$232,049

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Option Written	Net realized gains/(losses) on Written option contracts	271,982
Option Purchased	Net realized gains/(losses) on Investments	(197,449)
Future	Net realized gains/(losses) on Futures contracts	(529,613)
Total Interest Rate Contracts		(455,080)
Credit Contracts
Credit Default Swap	Net realized gains/(losses) on Swap agreements	(3,935,472)
Total Credit Contracts		(3,935,472)

Total		($4,390,552)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Interest Rate Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	6,492,536
Option Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	27,170
Option Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(177,760)
Interest Rate Swap	Change in net unrealized appreciation/(depreciation) on Swap agreements	(956,416)
Total Interest Rate Contracts		5,385,530
Credit Contracts
Credit Default Swap	Change in net unrealized appreciation/(depreciation) on Swap agreements	3,234,159
Total Credit Contracts		3,234,159

Total		$8,619,689

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
High Yield Fund	$—	$15,500,000	$—	4,208,125	$17,169,151	$348,654
Money Market	1,334,891	43,926,933	45,033,477	228,347	228,347	19,481
Thrivent Financial Securities Lending Trust	105,038,013	213,314,641	271,908,159	46,444,495	46,444,495	128,140
Total Value and Income Earned	106,372,904				63,841,993	496,275

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (108.1%)	Value
Asset-Backed Securities (9.5%)
	Americredit Automobile Receivables Trust
$1,042,020	0.398%, 7/6/2009[a,b]	$1,002,434
	Credit Based Asset Servicing and Securitization, LLC
120,822	0.424%, 7/27/2009[b]	119,689
215,237	5.501%, 12/25/2036	147,187
	First Horizon ABS Trust
689,603	0.444%, 7/27/2009[a,b]	293,294
1,151,386	0.474%, 7/27/2009[a,b]	280,220
	GMAC Mortgage Corporation Loan Trust
1,541,041	0.494%, 7/27/2009[a,b]	422,814
	Residential Funding Mortgage Securities
200,170	4.470%, 7/25/2018[a]	178,929
	SLM Student Loan Trust
123,998	1.102%, 7/27/2009[b]	123,983
	Wachovia Asset Securitization, Inc.
852,689	0.454%, 7/27/2009[a,b,c]	271,232

	Total Asset-Backed Securities	2,839,782

Collateralized Mortgage Obligations (19.0%)
	Banc of America Mortgage Securities, Inc.
666,654	4.802%, 9/25/2035	461,930
	Chaseflex Trust
95,855	5.590%, 9/25/2036	92,425
	Countrywide Alternative Loan Trust
310,044	5.500%, 2/25/2036	246,863
253,949	6.000%, 1/25/2037	186,147
	Countrywide Home Loans
271,998	0.404%, 7/27/2009[b]	261,235
	Credit Suisse First Boston Mortgage Securities Corporation
42,082	1.054%, 7/27/2009[b]	21,672
	GSAA Home Equity Trust
239,082	4.316%, 11/25/2034[d]	219,984
	Impac CMB Trust
483,258	0.574%, 7/27/2009[b]	209,307
85,105	0.634%, 7/27/2009[b]	33,803
	J.P. Morgan Alternative Loan Trust
213,185	0.384%, 7/25/2009[b,d]	176,126
344,798	5.810%, 5/25/2036	296,411
	J.P. Morgan Mortgage Trust
230,167	6.500%, 1/25/2035	164,534
	MASTR Alternative Loans Trust
291,642	6.500%, 5/25/2034	252,225
	Merrill Lynch Mortgage Investors, Inc.
923,289	4.866%, 6/25/2035	695,820
	MLCC Mortgage Investors, Inc.
236,223	0.644%, 7/25/2009[b]	172,447
	Residential Accredit Loans, Inc.
263,737	5.500%, 12/25/2034	190,286
259,407	5.590%, 9/25/2035	157,153
	Washington Mutual Mortgage Pass-Through Certificates
285,056	5.841%, 8/25/2046	220,785
	Washington Mutual, Inc.
383,001	6.051%, 10/25/2036	266,101
	Wells Fargo Mortgage Backed Securities Trust
599,041	4.950%, 3/25/2036	422,949
389,816	5.240%, 4/25/2036	306,795
371,266	5.500%, 4/25/2036	282,975
533,540	6.000%, 7/25/2037	370,727

	Total Collateralized Mortgage Obligations	5,708,700

Commercial Mortgage-Backed Securities (13.3%)
	Commercial Mortgage Pass-Through Certificates
60,044	0.419%, 7/15/2009[b,e]	58,373
	GMAC Commercial Mortgage Securities, Inc.
230,000	4.547%, 12/10/2041	217,293
	Greenwich Capital Commercial Funding Corporation
500,000	5.867%, 8/10/2017	261,938
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
400,000	4.302%, 1/15/2038	363,265
1,000,000	5.819%, 6/15/2049	763,635
	LB-UBS Commercial Mortgage Trust
889,057	4.553%, 7/15/2030	880,823
	TIAA Real Estate CDO, Ltd.
500,000	5.814%, 8/15/2039	455,093
	Wachovia Bank Commercial Mortgage Trust
2,000,000	0.439%, 7/15/2009[b,c]	1,000,000

	Total Commercial Mortgage-Backed Securities	4,000,420

Mortgage-Backed Securities (63.6%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,200,000	6.000%, 7/1/2039[f]	3,339,001
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
1,469,559	6.000%, 8/1/2024	1,550,455
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
3,500,000	4.500%, 7/1/2039[f]	3,492,342
8,000,000	5.500%, 7/1/2039[f]	8,257,504
2,300,000	6.500%, 7/1/2039[f]	2,449,500

	Total Mortgage-Backed Securities	19,088,802

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Long-Term Fixed Income (108.1%)	Value
U.S. Government (2.7%)
	U.S. Treasury Notes
$ 100,000	4.875%, 4/30/2011[g]	$106,906
	U.S. Treasury Notes, TIPS
686,277	2.500%, 7/15/2016	720,376

	Total U.S. Government	827,282

	Total Long-Term Fixed Income (cost $37,802,539)	32,464,986

Contracts	Options Purchased (<0.1%)
	Call on 10-Yr. U.S. Treasury Bond Futures
3	$119.00, expires 8/25/2009	$844

	Total Options Purchased (cost $2,165)	844

Shares or Principal Amount	Short-Term Investments (50.4%)[h]
	Federal Home Loan Bank Discount Notes
310,000	0.010%, 7/1/2009	310,000
965,000	0.010%, 7/2/2009	965,000
7,000,000	0.150%, 7/8/2009	6,999,796
5,000,000	0.155%, 7/10/2009	4,999,806
1,855,000	0.070%, 7/15/2009	1,854,949
899	Thrivent Money Market Portfolio	899

	Total Short-Term Investments (at amortized cost)	15,130,450

	Total Investments (cost $52,935,154) 158.5%	$47,596,280

	Other Assets and Liabilities, Net (58.5%)	(17,558,987)

	Total Net Assets 100.0%	$30,037,293

a	All or a portion of the security is insured or guaranteed.
b	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Mortgage Securities Portfolio owned as of June 30, 2009.

Security	Acquisition Date	Cost
Wachovia Asset Securitization, Inc.	3/16/2007	$852,689
Wachovia Bank Commercial Mortgage Trust	2/28/2007	2,000,205

d	All or a portion of the security was earmarked to cover options.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2009, the value of these investments was $58,373 or 0.2% of total net assets.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	At June 30, 2009, $106,906 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
h	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$250,076
Gross unrealized depreciation	(5,588,950)

Net unrealized appreciation (depreciation)	$(5,338,874)

Cost for federal income tax purposes	$52,935,154

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Mortgage Securities Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	2,839,782	—	2,568,550	271,232
Collateralized Mortgage Obligations	5,708,700	—	5,708,700	—
Commercial Mortgage-Backed Securities	4,000,420	—	4,000,420	—
Mortgage-Backed Securities	19,088,802	—	19,088,802	—
U.S. Government	827,282	—	827,282	—
Options Purchased	844	844	—	—
Short-Term Investments	15,130,450	899	15,129,551	—

Total	$47,596,280	$1,743	$47,323,305	$271,232

Other Financial Instruments*	$2,757	$2,757	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Mortgage Securities Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value June 30, 2009
Long-Term Fixed Income
Asset-Backed Securities	—	—	—	(52,512)	1,179	322,565	271,232

Total	$—	$—	$—	($52,512)	$1,179	$322,565	$271,232

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
10-Yr. U.S. Treasury Bond Futures	5	September 2009	$579,312	$581,328	$2,016
Total Futures Contracts					$2,016

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
10-Yr. U.S. Treasury Bond Futures	3	$121.00	August 2009	($187)	$741
Total Call Options Written				($187)	$741

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of June 30, 2009, for the Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by Risk Category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,016
Option Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	741
Option Purchased	Investments in securities at market value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	844
Total Interest Rate Contracts		3,601

Total Asset Derivatives		$3,601

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended June 30, 2009, for Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Option Written	Net realized gains/(losses) on Written option contracts	2,769
Option Purchased	Net realized gains/(losses) on Investments	1,554
Future	Net realized gains/(losses) on Futures contracts	1,658
Total Interest Rate Contracts		5,981

Total		$5,981

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended June 30, 2009, for the Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by Risk Category	Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) recognized in Income
Interest Rate Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(32,500)
Option Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	741
Option Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(4,259)
Total Interest Rate Contracts		(36,018)

Total		($36,018)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mortgage Securities Portfolio , is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at June 30, 2009	Value June 30, 2009	Income Earned January 1, 2009 - June 30, 2009
Money Market	$896	$3	$—	899	$899	$4
Total Value and Income Earned	896				899	4

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Commercial Paper (60.6%)[a]	Value
Banking-Domestic (4.3%)
	Rabobank USA Financial Corporation
$ 8,000,000	0.640%, 7/14/2009[b]	$7,998,151
8,000,000	0.740%, 7/23/2009[b]	7,996,382
	River Fuel Company No. 3, Inc.
7,484,000	0.550%, 7/31/2009[b]	7,480,570
	River Fuel Trust No. 1
2,829,000	0.550%, 7/31/2009[b]	2,827,703

	Total Banking-Domestic	26,302,806

Consumer Cyclical (1.3%)
	Toyota Motor Credit Corporation
8,000,000	0.220%, 7/8/2009	7,999,658

	Total Consumer Cyclical	7,999,658

Finance (23.3%)
	Bryant Park Funding, LLC
9,600,000	0.430%, 7/27/2009[b]	9,597,019
6,360,000	0.320%, 8/21/2009[b]	6,357,117
7,860,000	0.380%, 9/10/2009[b]	7,854,109
5,260,000	0.370%, 9/28/2009[b]	5,255,189
	Cofco Capital Corporation
8,360,000	1.250%, 7/22/2009[b]	8,353,904
	Falcon Asset Securitization Company, LLC
8,033,000	0.400%, 7/23/2009[b]	8,031,037
4,480,000	0.400%, 7/27/2009[b]	4,478,706
	Falcon Asset Securitization Corporation, LLC
5,760,000	0.300%, 8/25/2009[b]	5,757,360
	General Electric Capital Corporation
9,600,000	0.620%, 7/20/2009[b]	9,596,858
	Old Line Funding, LLC
8,000,000	0.600%, 7/15/2009[b]	7,998,133
6,400,000	0.650%, 9/17/2009[b]	6,390,987
9,600,000	0.650%, 9/21/2009[b]	9,585,786
7,975,000	0.650%, 10/14/2009[b]	7,959,881
	Reckitt Benckiser Treasury Services plc
9,560,000	0.770%, 8/13/2009[b]	9,551,207
9,560,000	0.750%, 8/18/2009[b]	9,550,440
9,600,000	0.550%, 9/9/2009[b]	9,589,733
	Straight-A Funding, LLC
7,965,000	0.360%, 8/26/2009[b]	7,960,540
	Thunder Bay Funding, LLC
7,975,000	0.700%, 9/10/2009[b]	7,963,990

	Total Finance	141,831,996

Foreign (5.3%)
	Caisse D’Amortissement de la Dette Sociale
6,950,000	0.520%, 7/1/2009	6,950,000
8,000,000	0.660%, 8/11/2009	7,993,987
17,670,000	0.585%, 10/13/2009	17,640,161

	Total Foreign	32,584,148

Insurance (2.2%)
	ING America Insurance Holdings
2,000,000	0.600%, 7/7/2009[b]	1,999,800
4,790,000	0.600%, 7/8/2009[b]	4,789,441
6,290,000	0.600%, 7/9/2009[b]	6,289,161

	Total Insurance	13,078,402

U.S. Government (21.3%)
	Federal Home Loan Bank Discount Notes
9,600,000	0.540%, 7/29/2009	9,595,968
9,550,000	0.205%, 8/11/2009	9,547,770
4,110,000	1.150%, 12/4/2009	4,089,518
	Federal Home Loan Mortgage Corporation Discount Notes
4,800,000	0.560%, 9/1/2009	4,795,371
1,280,000	0.640%, 9/14/2009	1,278,294
4,840,000	0.700%, 9/21/2009	4,832,283
6,400,000	0.630%, 9/23/2009	6,390,592
15,400,000	0.593%, 9/30/2009	15,376,901
5,270,000	0.700%, 10/23/2009	5,258,318
4,955,000	0.680%, 11/9/2009	4,942,739
	Federal National Mortgage Association Discount Notes
1,920,000	0.530%, 8/5/2009	1,919,011
4,600,000	0.540%, 9/8/2009	4,595,239
9,600,000	0.560%, 9/9/2009	9,589,547
16,050,000	0.610%, 9/14/2009	16,029,594
6,450,000	0.680%, 9/15/2009	6,440,740
9,650,000	0.660%, 9/21/2009	9,635,487
15,400,000	0.602%, 9/25/2009	15,377,836

	Total U.S. Government	129,695,208

U.S. Municipal (4.8%)
	Alaska Housing Financing Corporation
9,600,000	1.150%, 8/26/2009	9,582,827
6,380,000	1.100%, 9/4/2009	6,367,329
8,215,000	0.900%, 9/10/2009	8,200,418
5,111,000	0.850%, 10/5/2009	5,099,415

	Total U.S. Municipal	29,249,989

	Total Commercial Paper	380,742,207

	U.S. Government (3.1%)[a]
	Federal Home Loan Banks
19,020,000	3.750%, 8/18/2009	19,094,877

	Total U.S. Government	19,094,877

	Other Mutual Funds (4.4%)
10,350,000	Barclays Prime Money Market Fund	10,350,000
16,505,000	DWS Money Market Series	16,505,000

	Total Other Mutual Funds	26,855,000

	Variable Rate Notes (31.9%)[a]
Banking-Domestic (9.9%)
	Bank of America NA
4,860,000	1.397%, 7/3/2009[c,d]	4,860,000
5,000,000	1.207%, 8/6/2009[d]	5,000,000
	Barclays Bank plc NY
4,880,000	1.406%, 8/11/2009[d]	4,880,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Principal Amount	Variable Rate Notes (31.9%)[a]	Value
Banking-Domestic (9.9%) - continued
	Branch Banking and Trust Company
$6,485,000	1.046%, 9/4/2009[d]	$6,485,000
	Deutsche Bank AG/NY
6,470,000	0.839%, 7/21/2009[d]	6,470,000
	J.P. Morgan Chase & Company
6,380,000	1.362%, 7/1/2009[b]	6,380,000
	Royal Bank of Canada NY
6,490,000	1.508%, 7/1/2009[d]	6,490,000
	Svenska Handelsbanken NY
9,770,000	1.011%, 8/26/2009[d]	9,770,000
	Wells Fargo & Company
4,136,000	0.380%, 7/6/2009[d]	4,140,991
5,775,000	0.469%, 7/15/2009[c,d]	5,775,000

	Total Banking-Domestic	60,250,991

Banking-Foreign (4.0%)
	ING Bank NV
6,480,000	0.874%, 7/24/2009[c,d]	6,480,000
	Royal Bank of Canada
4,850,000	1.183%, 8/17/2009[c,d]	4,850,000
	Societe Generale
4,880,000	1.056%, 9/4/2009[c,d]	4,880,000
	Svenska Handelsbanken AB
8,100,000	1.462%, 7/27/2009[c,d]	8,100,000

	Total Banking-Foreign	24,310,000

Brokerage (1.6%)
	Citigroup Funding, Inc.
9,610,000	1.139%, 7/30/2009[b,d]	9,614,767

	Total Brokerage	9,614,767

Consumer Cyclical (2.0%)
	American Honda Finance Corporation
8,770,000	1.287%, 7/8/2009[c,d]	8,770,000
3,240,000	1.269%, 7/14/2009[c,d]	3,240,000

	Total Consumer Cyclical	12,010,000

U.S. Government (14.4%)
	Federal Home Loan Banks
4,800,000	0.690%, 7/1/2009[d]	4,800,000
4,800,000	0.810%, 7/1/2009[d]	4,800,000
4,800,000	0.321%, 7/9/2009[d]	4,800,000
6,400,000	0.445%, 7/21/2009[d]	6,400,000
8,030,000	0.979%, 8/18/2009[d]	8,030,000
4,330,000	0.605%, 8/20/2009[d]	4,323,673
	Federal Home Loan Mortgage Corporation
4,800,000	0.630%, 7/1/2009[d]	4,800,000
6,400,000	0.770%, 7/1/2009[d]	6,400,000
9,050,000	0.246%, 7/20/2009[d]	9,044,581
12,480,000	0.288%, 7/20/2009[d]	12,476,634
8,000,000	0.630%, 9/3/2009[d]	7,997,852
6,395,000	0.580%, 9/24/2009[d]	6,395,000
	Federal National Mortgage Association
8,000,000	1.029%, 7/13/2009[d]	7,995,704

	Total U.S. Government	88,263,444

	Total Variable Rate Notes	194,449,202

	Total Investments (at amortized cost) 101.8%	$621,141,286

	Other Assets and Liabilities, Net (1.8)%	(11,054,938)

	Total Net Assets 100.0%	$610,086,348

a	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank or institution.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2009, the value of these investments was $46,955,000 or 7.7% of total net assets.
d	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

Cost for federal income tax purposes	$621,141,286

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of June 30, 2009

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of June 30, 2009, in valuing Money Market Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Security Type and Industry	Total	Level 1	Level 2	Level 3
Commercial Paper
Banking-Domestic	26,302,806	—	26,302,806	—
Consumer Cyclical	7,999,658	—	7,999,658	—
Finance	141,831,996	—	141,831,996	—
Foreign	32,584,148	—	32,584,148	—
Insurance	13,078,402	—	13,078,402	—
U.S. Government	129,695,208	—	129,695,208	—
U.S. Municipal	29,249,989	—	29,249,989	—
U.S. Government	19,094,877	—	19,094,877	—
Other Mutual Funds	26,855,000	—	26,855,000	—
Variable Rate Notes
Banking-Domestic	60,250,991	—	60,250,991	—
Banking-Foreign	24,310,000	—	24,310,000	—
Brokerage	9,614,767	—	9,614,767	—
Consumer Cyclical	12,010,000	—	12,010,000	—
U.S. Government	88,263,444	—	88,263,444	—

Total	$621,141,286	$—	$621,141,286	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities

As of June 30, 2009 (unaudited)	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Assets
Investments at cost	$552,036,334	$2,064,565,368	$2,615,874,533	$999,882,379
Investments in securities at market value	13,397,262	72,380,885	120,163,031	44,400,029
Investments in affiliates at market value	384,241,393	1,457,632,046	1,930,993,109	795,843,571
Investments at Market Value	397,638,655	1,530,012,931	2,051,156,140	840,243,600
Cash	—	4,246	916	1,591
Dividends and interest receivable	6,656	96,593	190,805	100,762
Prepaid expenses	5,143	12,082	15,413	8,043
Receivable for investments sold	66,175	—	—	—
Receivable for fund shares sold	96,917	1,386,868	3,353,715	665,232
Unrealized gain on forward contracts	—	—	—	—
Total Assets	397,813,546	1,531,512,720	2,054,716,989	841,019,228
Liabilities
Accrued expenses	35,107	67,779	69,847	34,398
Payable for investments purchased	—	1,033,933	2,918,761	485,794
Payable upon return of collateral for securities loaned	—	—	—	—
Payable for fund shares redeemed	99,944	103,269	103,942	38,079
Unrealized loss on forward contracts	—	—	—	—
Payable for variation margin	130,765	562,430	854,355	341,765
Payable to affiliate	63,147	249,666	331,011	141,358
Total Liabilities	328,963	2,017,077	4,277,916	1,041,394
Net Assets
Capital stock (beneficial interest)	502,720,596	1,887,216,484	2,409,347,369	928,641,891
Accumulated undistributed net investment income/(loss)	19,290,077	90,355,307	128,684,757	48,598,192
Accumulated undistributed net realized gain/(loss)	30,873,116	91,386,680	84,039,779	24,495,631
Net unrealized appreciation/(depreciation) on:
Investments	1,002	(1,655,886)	(3,819,632)	(2,092,609)
Affiliated investments	(154,398,681)	(532,896,551)	(560,898,761)	(157,546,170)
Futures contracts	(1,001,527)	(4,910,391)	(6,914,439)	(2,119,101)
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Total Net Assets	$397,484,583	$1,529,495,643	$2,050,439,073	$839,977,834
Shares of beneficial interest outstanding	43,849,785	165,414,951	214,447,908	84,755,791
Net asset value per share	$9.06	$9.25	$9.56	$9.91

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Technology Portfolio	Partner Healthcare Portfolio	Partner Natural Resources Portfolio	Partner Emerging Markets Portfolio	Real Estate Securities Portfolio	Partner Utilities Portfolio	Partner Small Cap Growth Portfolio

$23,007,430	$10,069,216	$15,025,429	$8,429,732	$307,202,196	$6,235,318	$144,673,346
22,379,544	10,119,606	10,600,086	6,536,009	167,808,940	4,758,210	118,294,861
4,651,986	155,373	1,625,164	13	30,956,498	459,341	35,427,705
27,031,530	10,274,979	12,225,250	6,536,022	198,765,438	5,217,551	153,722,566
—	—	—	29,450 (a)	—	357 (b)	—
16,793	23,314	8,382	18,175	782,294	14,339	41,800
2,908	2,787	2,782	2,758	3,695	2,755	3,462
—	257,098	—	68,945	150,121	—	1,900,585
1,853	860	16,661	18,791	182,620	5,356	108,703
—	—	—	31	—	—	—
27,053,084	10,559,038	12,253,075	6,674,172	199,884,168	5,240,358	155,777,116

21,178	10,279	10,938	14,324	51,018	10,137	28,596
—	—	23,393	4,909	919,543	—	1,375,590
2,510,954	—	—	—	25,490,440	—	29,191,894
6,568	3,231	244	21,029	351,171	53	6,992
—	—	—	190	—	—	—
—	—	—	—	—	—	5,200
23,054	8,950	8,399	3,556	130,752	544	103,703
2,561,754	22,460	42,974	44,008	26,942,924	10,734	30,711,975

38,095,034	10,452,591	15,243,680	9,300,634	305,588,679	6,765,076	185,887,252
(77,672)	36,562	11,861	51,810	4,175,846	71,851	(140,026)
(17,550,134)	(158,904)	(245,098)	(829,624)	(28,386,026)	(589,471)	(69,630,996)

4,024,100	205,763	(2,800,179)	(1,893,710)	(108,436,758)	(1,017,767)	9,049,220
—	—	—	—	—	—	—
—	—	—	—	—	—	(100,309)
—	—	—	(159)	—	—	—
2	566	(163)	1,213	(497)	(65)	—
$24,491,330	$10,536,578	$12,210,101	$6,630,164	$172,941,244	$5,229,624	$125,065,141
5,373,774	1,101,661	1,832,838	889,285	20,765,418	760,459	15,135,317
$4.56	$9.56	$6.66	$7.46	$8.33	$6.88	$8.26

(a)	Includes foreign currency holdings of $29,820 (cost $28,656).
(b)	Includes foreign currency holdings of $357 (cost $359).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of June 30, 2009 (unaudited)	Partner Small Cap Value Portfolio	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio II
Assets
Investments at cost	$244,144,874	$279,893,637	$234,583,178	$99,403,933
Investments in securities at market value	166,455,182	275,459,118	175,597,960	92,629,556
Investments in affiliates at market value	30,240,318	28,982,755	25,999,592	10,863,839
Investments at Market Value	196,695,500	304,441,873	201,597,552	103,493,395
Cash	—	100	197	—
Dividends and interest receivable	189,578	406,265	221,183	61,074
Prepaid expenses	3,729	4,537	3,851	3,294
Receivable for investments sold	329,729	4,894,109	1,285,556	100,121
Receivable for fund shares sold	136,705	157,156	320	62,268
Unrealized gain on forward contracts	—	—	—	—
Receivable from affiliate	—	—	—	—
Total Assets	197,355,241	309,904,040	203,108,659	103,720,152
Liabilities
Accrued expenses	36,569	63,428	69,830	18,781
Other liabilities	—	—	—	—
Payable for investments purchased	33,718	5,108,006	612,396	—
Payable upon return of collateral for securities loaned	27,419,237	28,385,989	25,999,591	6,588,180
Payable for fund shares redeemed	39,058	37,110	76,628	4,811
Unrealized loss on forward contracts	—	—	—	—
Payable for variation margin	—	—	6,866	—
Payable to affiliate	127,529	179,437	64,479	57,956
Total Liabilities	27,656,111	33,773,970	26,829,790	6,669,728
Net Assets
Capital stock (beneficial interest)	225,239,714	416,253,048	218,073,116	99,371,907
Accumulated undistributed net investment income/(loss)	960,467	898,766	1,025,014	12,376
Accumulated undistributed net realized gain/(loss)	(9,051,477)	(165,569,980)	(9,708,719)	(6,423,321)
Net unrealized appreciation/(depreciation) on:
Investments	(47,449,374)	24,548,236	(32,985,626)	4,089,462
Futures contracts	—	—	(124,916)	—
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	(200)	—	—	—
Total Net Assets	$169,699,130	$276,130,070	$176,278,869	$97,050,424
Shares of beneficial interest outstanding	13,714,415	33,534,585	20,758,764	14,231,845
Net asset value per share	$12.37	$8.23	$8.49	$6.82

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio	Partner International Stock Portfolio	Partner Socially Responsible Stock Portfolio

$371,180,058	$143,264,435	$481,622,593	$92,304,572	$156,986,896	$881,300,384	$4,410,265
304,280,841	125,281,690	420,078,561	72,828,097	140,076,639	744,645,607	3,410,071
18,908,937	9,931,932	33,964,751	8,460,569	13,918,598	37,900,001	12,501
323,189,778	135,213,622	454,043,312	81,288,666	153,995,237	782,545,608	3,422,572
—	—	4,517	—	109,056 (a)	579,729 (b)	—
371,931	233,098	312,402	81,367	646,561	2,652,652	4,421
4,633	3,542	5,358	3,208	3,438	7,476	2,745
160,194	4,949,727	210,284	1,066,988	176,046	546,611	—
1,631	171,235	302,646	113	567,845	30	1,627
—	—	—	—	26,324	9	—
—	—	—	—	—	—	432
323,728,167	140,571,224	454,878,519	82,440,342	155,524,507	786,332,115	3,431,797

89,304	22,503	55,207	36,547	57,929	169,807	10,332
—	35,509	—	—	—	—	—
—	3,730,426	373,361	504,075	1,407,221	174,394	—
16,539,541	4,982,498	32,397,507	7,690,716	—	34,613,876	—
232,250	8,248	32,677	30,080	11,312	141,819	1,649
—	—	—	—	4,218	—	—
—	—	—	3,088	48,988	—	—
121,346	93,662	263,530	30,607	81,201	536,485	—
16,982,441	8,872,846	33,122,282	8,295,113	1,610,869	35,636,381	11,981

464,956,405	187,707,682	605,377,060	89,767,396	178,773,144	1,159,803,396	4,832,603
396,441	852,072	1,291,621	542,705	1,790,086	12,235,679	11,323
(110,616,840)	(48,810,563)	(157,333,163)	(5,122,032)	(23,623,905)	(322,645,176)	(436,417)

(47,990,280)	(8,050,813)	(27,579,281)	(11,015,906)	(2,991,659)	(98,754,776)	(987,693)
—	—	—	(26,934)	(63,186)	—	—
—	—	—	—	22,106	9	—
—	—	—	—	7,052	56,602	—
$306,745,726	$131,698,378	$421,756,237	$74,145,229	$153,913,638	$750,695,734	$3,419,816
26,627,507	15,251,151	53,335,975	9,031,756	23,645,716	89,929,726	474,861
$11.52	$8.64	$7.91	$8.21	$6.51	$8.35	$7.20

(a)	Includes foreign currency holdings of $110,925 (cost $109,921).

(b)	Includes foreign currency holdings of $578,175 (cost $575,202).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of June 30, 2009 (unaudited)	Partner All Cap Growth Portfolio	Partner All Cap Value Portfolio	Partner All Cap Portfolio	Large Cap Growth Portfolio II
Assets
Investments at cost	$4,694,744	$3,378,507	$59,581,207	$322,730,284
Investments in securities at market value	3,814,349	2,873,140	53,988,290	347,414,165
Investments in affiliates at market value	100,136	236,251	2,817,287	11,195,016
Investments at Market Value	3,914,485	3,109,391	56,805,577	358,609,181
Cash	—	—	—	2,760
Dividends and interest receivable	1,683	4,841	58,648	205,790
Prepaid expenses	2,740	2,738	3,084	4,926
Receivable for investments sold	—	32,707	754,998	3,365,636
Receivable for fund shares sold	8,077	1,658	785	283,279
Receivable from affiliate	110	1,969	—	—
Total Assets	3,927,095	3,153,304	57,623,092	362,471,572
Liabilities
Accrued expenses	10,587	12,378	26,799	29,292
Payable for investments purchased	38,122	90,257	476,721	2,451,030
Payable upon return of collateral for securities loaned	—	—	2,577,600	8,856,958
Payable for fund shares redeemed	3,254	38	35,625	8,463
Unrealized loss on forward contracts	—	—	—	—
Open options written, at value	—	—	—	19,340
Payable for variation margin	—	—	—	—
Payable to affiliate	—	—	44,081	179,532
Mortgage dollar roll deferred revenue	—	—	—	—
Total Liabilities	51,963	102,673	3,160,826	11,544,615
Net Assets
Capital stock (beneficial interest)	5,697,019	4,877,009	84,534,661	317,404,764
Accumulated undistributed net investment income/(loss)	(2,115)	35,704	227,276	1,462,310
Accumulated undistributed net realized gain/(loss)	(1,039,513)	(1,592,966)	(27,524,041)	(3,846,083)
Net unrealized appreciation/(depreciation) on:
Investments	(780,259)	(269,116)	(2,775,630)	35,878,897
Written option contracts	—	—	—	27,069
Futures contracts	—	—	—	—
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Total Net Assets	$3,875,132	$3,050,631	$54,462,266	$350,926,957
Shares of beneficial interest outstanding	612,775	480,732	8,584,902	52,632,126
Net asset value per share	$6.32	$6.35	$6.34	$6.67

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio	Large Cap Index Portfolio	Equity Income Plus Portfolio	Balanced Portfolio

$862,488,927	$49,904,926	$686,619,969	$505,263,174	$364,357,308	$45,224,380	$314,304,351
885,567,303	53,066,960	628,068,550	493,691,877	292,260,892	35,097,746	273,372,294
20,835,624	754,247	21,573,658	12,491,724	9,943,968	6,390,430	10,253,530
906,402,927	53,821,207	649,642,208	506,183,601	302,204,860	41,488,176	283,625,824
2,096	—	3,734	8,753	1,820	—	1,190
490,164	54,553	605,380	438,502	444,416	79,006	827,641
8,555	3,082	6,810	5,948	4,717	2,986	4,517
2,193,028	378,795	17,143,414	7,882,234	241,828	102,220	145,105
464	11,044	491,145	245,345	29	45,312	4,433
—	—	—	—	—	—	—
909,097,234	54,268,681	667,892,691	514,764,383	302,897,670	41,717,700	284,608,710

219,018	26,168	91,230	90,565	97,112	15,427	75,345
4,297,485	229,593	7,816,413	3,954,348	493,687	—	19,776,713
20,712,287	570,550	19,683,341	10,379,018	5,861,549	—	6,481,223
444,533	15,386	48,036	93,064	181,084	37	85,636
—	966	—	—	—	—	—
48,900	—	—	12,420	—	7,625	—
—	—	—	152,730	29,680	30,085	17,100
336,043	40,634	354,599	301,032	101,074	24,974	89,744
—	—	—	—	—	—	19,431
26,058,266	883,297	27,993,619	14,983,177	6,764,186	78,148	26,545,192

2,215,074,889	62,636,477	915,698,985	735,060,869	384,081,336	60,678,175	294,680,575
4,088,211	28,886	6,423,107	3,582,441	3,397,339	498,294	3,630,547
(1,380,106,574)	(13,196,295)	(245,245,259)	(239,573,408)	(29,087,763)	(15,705,886)	(9,505,717)

43,914,000	3,916,281	(36,977,761)	920,427	(62,152,448)	(3,736,204)	(30,678,527)
68,442	—	—	17,383	—	3,244	—
—	—	—	(226,506)	(104,980)	(98,071)	(63,360)
—	(966)	—	—	—	—	—
—	1,001	—	—	—	—	—
$883,038,968	$53,385,384	$639,899,072	$499,781,206	$296,133,484	$41,639,552	$258,063,518
70,461,273	6,678,592	79,938,671	78,578,507	23,014,222	6,186,123	22,562,291
$12.53	$7.99	$8.00	$6.36	$12.87	$6.73	$11.44

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of June 30, 2009 (unaudited)	High Yield Portfolio	Diversified Income Plus Portfolio	Partner Socially Responsible Bond Portfolio	Income Portfolio
Assets
Investments at cost	$825,753,822	$85,048,917	$6,797,675	$1,353,414,100
Investments in securities at market value	692,786,229	69,949,420	5,957,325	1,211,282,883
Investments in affiliates at market value	59,146,628	5,119,132	819,283	51,827,175
Investments at Market Value	751,932,857	75,068,552	6,776,608	1,263,110,058
Cash	3,452	—	—	33,268
Dividends and interest receivable	14,119,388	847,089	60,931	14,124,389
Prepaid expenses	7,277	3,227	2,773	10,468
Receivable for investments sold	4,507,013	117,535	—	16,068,673
Receivable for fund shares sold	233,784	142	6,032	745,137
Receivable for variation margin	—	19,913	1,250	228,906
Total Assets	770,803,771	76,056,458	6,847,594	1,294,320,899
Liabilities
Accrued expenses	110,434	31,559	11,057	134,380
Payable for investments purchased	2,283,448	—	80,629	112,177,364
Payable upon return of collateral for securities loaned	58,870,977	1,292,240	—	36,248,935
Payable for fund shares redeemed	188,938	30,224	6,145	230,385
Open options written, at value	—	4,575	—	—
Swap agreements, at value	—	—	—	139,909
Payable for variation margin	—	21,893	5,156	152,037
Payable to affiliate	265,722	32,734	284	414,975
Mortgage dollar roll deferred revenue	—	—	—	55,278
Total Liabilities	61,719,519	1,413,225	103,271	149,553,263
Net Assets
Capital stock (beneficial interest)	1,752,094,625	110,868,905	6,779,424	1,332,531,791
Accumulated undistributed net investment income/(loss)	1,134,794	2,738,817	16,084	653,991
Accumulated undistributed net realized gain/(loss)	(970,324,202)	(28,947,548)	(69,510)	(100,114,470)
Net unrealized appreciation/(depreciation) on:
Investments	(73,820,965)	(9,980,365)	(21,067)	(92,424,849)
Affiliated investments	—	—	—	2,120,807
Written option contracts	—	1,946	—	—
Futures contracts	—	(38,522)	39,392	1,850,484
Swap agreements	—	—	—	149,882
Total Net Assets	$709,084,252	$74,643,233	$6,744,323	$1,144,767,636
Shares of beneficial interest outstanding	174,723,609	14,485,320	677,773	132,924,927
Net asset value per share	$4.06	$5.15	$9.95	$8.61

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Bond Index Portfolio	Limited Maturity Bond Portfolio	Mortgage Securities Portfolio	Money Market Portfolio

$221,556,177	$1,141,796,501	$52,935,154	$621,141,286
203,153,309	1,021,342,856	47,595,381	621,141,286
5,066,924	63,841,993	899	—
208,220,233	1,085,184,849	47,596,280	621,141,286	[a]
2,955	1,021	1,790	1,162
1,072,862	6,229,372	61,564	522,882
3,918	9,562	2,952	70,432
—	8,028,342	986,406	—
85,491	903,185	62	3,007,832
—	258,530	—	—
209,385,459	1,100,614,861	48,649,054	624,743,594

46,426	92,611	20,204	75,060
52,094,313	69,300,444	18,551,078	11,078,602
1,457,625	46,444,495	—	—
52,745	59,627	3,279	3,324,336
—	6,875	187	—
—	353,218	—	—
—	1,016	938	—
55,314	356,132	20,352	179,248
68,033	54,179	15,723	—
53,774,456	116,668,597	18,611,761	14,657,246

171,926,181	1,065,450,383	35,711,967	610,086,348
(159,917)	322,690	178,166	(55,337)
(2,819,317)	(25,291,420)	(516,723)	55,337

(13,335,944)	(58,280,803)	(5,338,874)	—
—	1,669,151	—	—
—	27,170	741	—
—	(170,812)	2,016	—
—	219,905	—	—
$155,611,003	$983,946,264	$30,037,293	$610,086,348
16,028,385	106,927,711	3,383,697	610,086,348
$9.71	$9.20	$8.88	$1.00

[a]	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations

For the six months ended June 30, 2009 (unaudited)	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Investment Income
Dividends	$—	$—	$—	$—
Interest	11,918	694,208	1,554,275	839,988
Income from securities loaned	—	—	—	—
Income from affiliated investments	1,456,774	12,764,748	25,051,350	11,633,598
Foreign dividend tax withholding	—	—	—	—
Total Investment Income	1,468,692	13,458,956	26,605,625	12,473,586
Expenses
Adviser fees	268,939	936,421	1,243,746	541,923
Sub-Adviser fees	—	—	—	—
Administrative service fees	74,810	173,741	220,212	113,803
Audit and legal fees	11,473	23,013	28,278	15,623
Custody fees	3,345	4,146	7,291	3,711
Insurance expenses	3,211	7,397	9,210	4,685
Printing and postage expenses	17,850	39,315	35,925	12,963
Directors’ fees	2,088	2,088	2,089	2,089
Other expenses	2,858	3,679	3,928	3,178
Total Expenses Before Reimbursement	384,574	1,189,800	1,550,679	697,975
Less:
Reimbursement from adviser	(10,807)	—	—	—
Custody earnings credit	—	(6)	(17)	—
Total Net Expenses	373,767	1,189,794	1,550,662	697,975
Net Investment Income/(Loss)	1,094,925	12,269,162	25,054,963	11,775,611
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	107	1,325	421	402
Affiliated investments	(1,434,272)	(2,852,805)	(8,777,227)	(295,588)
Distributions of realized capital gains from affiliated investments	9,960	37,420	45,457	12,040
Futures contracts	4,810,197	22,918,696	35,748,283	12,769,992
Foreign currency transactions	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	1,002	302,370	685,941	372,922
Affiliated investments	21,568,863	75,026,555	93,299,302	33,197,795
Futures contracts	(1,670,502)	(8,695,447)	(13,164,314)	(3,650,583)
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	23,285,355	86,738,114	107,837,863	42,406,980
Net Increase/(Decrease) in Net Assets Resulting From Operations	$24,380,280	$99,007,276	$132,892,826	$54,182,591

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Technology Portfolio	Partner Healthcare Portfolio	Partner Natural Resources Portfolio	Partner Emerging Markets Portfolio	Real Estate Securities Portfolio	Partner Utilities Portfolio	Partner Small Cap Growth Portfolio

$67,540	$101,469	$62,890	$99,605	$4,693,110	$93,681	$275,659
16	—	251	22	102,212	—	3,473
12,157	—	—	—	108,122	—	118,629
5,463	2,051	4,208	164	18,298	1,228	25,315
(3,340)	(7,902)	(2,883)	(6,725)	(7,883)	(2,177)	(676)
81,836	95,618	64,466	93,066	4,913,859	92,732	422,400

92,468	12,599	13,041	9,205	629,049	6,579	262,759
—	27,297	19,562	22,879	—	9,869	273,438
42,466	40,840	40,869	40,535	55,726	40,438	50,723
7,665	7,464	7,459	4,931	9,611	7,430	8,682
677	1,110	1,262	3,258	5,200	2,149	9,430
1,831	1,725	1,724	1,723	2,551	1,714	2,190
6,630	228	261	120	19,950	84	6,492
2,123	1,920	1,921	1,920	6,560	1,919	4,683
3,125	3,250	4,829	4,469	4,227	4,348	3,726
156,985	96,433	90,928	89,040	732,874	74,530	622,123

(2,775)	(38,059)	(39,049)	(48,935)	(9,564)	(54,686)	(66,016)
—	—	(148)	—	(1)	(106)	—
154,210	58,374	51,731	40,105	723,309	19,738	556,107

(72,374)	37,244	12,735	52,961	4,190,550	72,994	(133,707)

(1,957,025)	(28,052)	(167,338)	(497,866)	(19,312,497)	(161,174)	(17,933,276)
—	—	—	—	—	—	—

—	—	—	—	—	—	—
(157,196)	—	—	—	—	—	830,380
(1,574)	(381)	(1,578)	935	—	(183)	—

7,786,306	746,091	1,485,376	2,098,212	(8,058,023)	106,253	29,725,098
—	—	—	—	—	—	—
—	—	—	—	—	—	(641,877)
—	—	2,272	(159)	—	55	—
2	544	(2,156)	1,356	301	174	—
5,670,513	718,202	1,316,576	1,602,478	(27,370,219)	(54,875)	11,980,325
$5,598,139	$755,446	$1,329,311	$1,655,439	$(23,179,669)	$18,119	$11,846,618

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the six months ended June 30, 2009 (unaudited)	Partner Small Cap Value Portfolio	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio II
Investment Income
Dividends	$1,560,428	$1,699,523	$1,249,831	$231,094
Interest	—	9,519	2,611	200
Income from securities loaned	62,108	186,729	160,234	40,978
Income from affiliated investments	7,800	19,099	4,378	11,239
Foreign dividend tax withholding	(685)	(5,826)	(574)	(2,518)
Total Investment Income	1,629,651	1,909,044	1,416,480	280,993
Expenses
Adviser fees	150,315	891,418	289,041	372,398
Sub-Adviser fees	450,945	—	—	—
Administrative service fees	55,031	65,903	56,517	48,275
Audit and legal fees	9,299	10,686	9,606	8,311
Custody fees	1,874	32,468	21,580	4,487
Insurance expenses	2,304	2,880	2,547	1,930
Printing and postage expenses	11,697	17,937	22,143	3,240
Directors’ fees	5,903	8,868	6,957	2,734
Other expenses	3,988	5,540	7,342	3,158
Total Expenses Before Reimbursement	691,356	1,035,700	415,733	444,533
Less:
Reimbursement from adviser	(4,596)	(8,481)	(2,431)	(181,699)
Custody earnings credit	—	(5)	—	(14)
Total Net Expenses	686,760	1,027,214	413,302	262,820
Net Investment Income/(Loss)	942,891	881,830	1,003,178	18,173
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(7,937,116)	(40,459,190)	(2,952,977)	(4,104,669)
Futures contracts	—	760,128	753,824	—
Foreign currency transactions	(2,407)	(206)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	10,509,145	29,533,095	490,442	20,157,248
Futures contracts	—	—	(228,152)	—
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	(200)	—	—	—
Net Realized and Unrealized Gains/(Losses)	2,569,422	(10,166,173)	(1,936,863)	16,052,579
Net Increase/(Decrease) in Net Assets Resulting From Operations	$3,512,313	$(9,284,343)	$(933,685)	$16,070,752

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio	Partner International Stock Portfolio	Partner Socially Responsible Stock Portfolio

$1,018,736	$1,342,496	$2,554,663	$667,880	$2,181,216	$17,180,789	$27,790
5,025	—	8,383	539	438,342	(1,370)	—
99,696	21,447	131,651	50,255	—	404,210	—
23,464	9,926	16,751	3,436	33,741	77,614	233
(5,708)	—	—	—	(211,775)	(1,724,372)	(801)
1,141,213	1,373,869	2,711,448	722,110	2,441,524	15,936,871	27,222

548,757	146,786	1,273,381	121,507	202,682	1,538,723	4,658
—	293,572	—	—	300,261	1,346,031	7,763
67,438	51,743	77,655	46,944	51,176	109,020	40,310
10,538	8,789	11,725	8,254	6,023	16,147	8,068
8,443	5,888	6,802	14,435	123,709	84,033	908
3,184	2,110	3,125	2,051	2,087	5,276	1,711
40,941	2,283	16,308	12,834	246	53,655	12
9,598	4,767	11,182	2,785	3,917	20,065	1,919
5,072	3,485	4,670	5,341	24,218	20,455	2,892
693,971	519,423	1,404,848	214,151	714,319	3,193,405	68,241

(9,526)	(4,869)	(8,113)	(1,632)	(155,447)	(201,534)	(53,025)
(11)	—	(21)	—	(46)	(3)	—
684,434	514,554	1,396,714	212,519	558,826	2,991,868	15,216

456,779	859,315	1,314,734	509,591	1,882,698	12,945,003	12,006

(39,483,282)	(20,704,362)	(37,523,313)	(3,321,548)	(10,020,526)	(138,000,992)	(155,904)
—	—	—	180,921	407,942	—	—
—	—	—	—	(79,880)	(27,608)	—

91,385,493	25,435,773	78,734,626	7,888,883	19,913,775	136,034,013	482,934
—	—	—	(79,513)	(210,819)	—	—
—	—	—	—	12,893	9	—
—	—	—	—	9,836	63,933	—
51,902,211	4,731,411	41,211,313	4,668,743	10,033,221	(1,930,645)	327,030
$52,358,990	$5,590,726	$42,526,047	$5,178,334	$11,915,919	$11,014,358	$339,036

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the six months ended June 30, 2009 (unaudited)	Partner All Cap Growth Portfolio	Partner All Cap Value Portfolio	Partner All Cap Portfolio	Large Cap Growth Portfolio II
Investment Income
Dividends	$11,614	$46,851	$501,092	$2,234,399
Interest	—	—	—	3,313
Income from mortgage dollar rolls	—	—	—	—
Income from securities loaned	—	—	5,256	29,254
Income from affiliated investments	276	471	1,630	30,627
Foreign dividend tax withholding	(195)	(74)	(187)	(24,825)
Total Investment Income	11,695	47,248	507,791	2,272,768
Expenses
Adviser fees	3,939	3,576	90,070	1,242,187
Sub-Adviser fees	8,533	5,364	154,405	—
Administrative service fees	40,262	40,238	45,147	71,055
Audit and legal fees	8,060	7,598	8,028	10,933
Custody fees	1,316	7,330	16,383	18,319
Insurance expenses	1,710	1,710	1,972	2,477
Printing and postage expenses	30	24	7,314	2,985
Directors’ fees	1,920	1,920	2,093	7,847
Other expenses	3,141	2,930	3,367	3,169
Total Expenses Before Reimbursement	68,911	70,690	328,779	1,358,972
Less:
Reimbursement from adviser	(55,783)	(59,009)	(52,532)	(548,493)
Custody earnings credit	—	—	—	(77)
Total Net Expenses	13,128	11,681	276,247	810,402
Net Investment Income/(Loss)	(1,433)	35,567	231,544	1,462,366
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(225,523)	(425,958)	(4,794,727)	(831,892)
Written option contracts	—	577	—	(173,249)
Futures contracts	—	—	—	—
Foreign currency transactions	—	(73)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	641,621	728,620	7,032,137	40,829,973
Written option contracts	—	—	—	27,069
Futures contracts	—	—	—	—
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	416,098	303,166	2,237,410	39,851,901
Net Increase/(Decrease) in Net Assets Resulting From Operations	$414,665	$338,733	$2,468,954	$41,314,267

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio	Large Cap Index Portfolio	Equity Income Plus Portfolio	Balanced Portfolio

$5,734,870	$289,564	$8,315,948	$4,995,724	$3,789,054	$620,425	$2,158,575
16,166	—	7,544	14,333	2,935	22,412	1,519,573
—	—	—	—	—	—	350,499
121,030	3,128	100,343	51,539	140,712	—	105,040
27,545	3,873	24,109	57,317	7,279	20,677	18,081
(61,583)	(7,277)	(50,009)	(28,676)	—	(4,215)	—
5,838,028	289,288	8,397,935	5,090,237	3,939,980	659,299	4,151,768

1,637,572	100,655	1,771,108	1,495,369	488,187	122,600	438,293
—	100,654	—	—	—	—	—
121,878	45,033	99,037	86,024	68,426	43,773	65,150
17,027	7,987	14,837	13,007	11,081	7,847	10,622
22,513	12,141	10,986	25,016	21,674	14,368	6,565
6,963	1,967	4,482	4,215	3,178	1,791	2,951
63,744	7,482	29,379	24,690	28,731	42	15,693
27,843	2,123	17,222	14,284	10,451	1,920	9,558
9,485	3,669	6,028	6,271	7,346	4,213	12,565
1,907,025	281,711	1,953,079	1,668,876	639,074	196,554	561,397

(9,893)	(26,670)	(8,145)	(22,720)	(3,240)	(36,123)	(7,103)
(19)	—	(12)	(8)	(12)	(108)	(7)
1,897,113	255,041	1,944,922	1,646,148	635,822	160,323	554,287

3,940,915	34,247	6,453,013	3,444,089	3,304,158	498,976	3,597,481

(146,219,777)	(6,208,128)	(155,165,019)	(100,386,297)	(10,862,166)	(6,254,081)	(1,144,022)
(185,222)	—	—	(115,908)	—	51,480	—
—	—	—	3,835,491	376,388	305,038	462,028
—	1,643	—	—	—	—	—

252,419,466	13,185,087	136,988,682	110,830,599	13,465,592	4,600,136	4,584,446
68,442	—	—	17,383	—	1,756	—
—	—	—	(294,821)	(122,295)	(232,490)	(107,280)
—	(966)	—	—	—	—	—
—	1,580	—	—	—	—	—
106,082,909	6,979,216	(18,176,337)	13,886,447	2,857,519	(1,528,161)	3,795,172
$110,023,824	$7,013,463	$(11,723,324)	$17,330,536	$6,161,677	$(1,029,185)	$7,392,653

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the six months ended June 30, 2009 (unaudited)	High Yield Portfolio	Diversified Income Plus Portfolio	Partner Socially Responsible Bond Portfolio	Income Portfolio
Investment Income
Dividends	$386,829	$419,294	$—	$4,532
Interest	32,700,479	2,582,411	165,216	33,191,921
Income from mortgage dollar rolls	—	—	—	1,370,403
Income from securities loaned	133,768	6,540	—	81,808
Income from affiliated investments	22,262	8,049	2,891	434,795
Foreign dividend tax withholding	—	(2,109)	—	—
Total Investment Income	33,243,338	3,014,185	168,107	35,083,459
Expenses
Adviser fees	1,273,304	142,511	9,958	2,142,118
Sub-Adviser fees	—	—	13,277	—
Administrative service fees	103,666	47,126	40,663	147,106
Audit and legal fees	14,286	8,253	8,112	21,745
Custody fees	11,803	17,843	1,293	15,181
Insurance expenses	4,357	2,047	1,723	6,376
Printing and postage expenses	45,183	8,754	12	38,304
Directors’ fees	17,646	2,160	1,919	28,448
Other expenses	12,781	11,159	4,344	16,170
Total Expenses Before Reimbursement	1,483,026	239,853	81,301	2,415,448
Less:
Reimbursement from adviser	(8,242)	(4,936)	(58,726)	(31,898)
Custody earnings credit	(45)	(3)	(4)	(4)
Total Net Expenses	1,474,739	234,914	22,571	2,383,546
Net Investment Income/(Loss)	31,768,599	2,779,271	145,536	32,699,913
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(35,071,633)	(7,044,311)	13,278	(30,318,559)
Written option contracts	—	11,492	—	—
Futures contracts	—	403,080	(114,543)	(7,581,844)
Swap agreements	(1,788,912)	—	—	(10,320,805)
Change in net unrealized appreciation/(depreciation) on:
Investments	134,904,128	11,842,167	182,347	87,732,323
Affiliated investments	—	—	—	2,120,807
Written option contracts	—	1,946	—	—
Futures contracts	—	(121,009)	71,147	6,999,587
Swap agreements	1,181,418	—	—	5,415,435
Net Realized and Unrealized Gains/(Losses)	99,225,001	5,093,365	152,229	54,046,944
Net Increase/(Decrease) in Net Assets Resulting From Operations	$130,993,600	$7,872,636	$297,765	$86,746,857

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Bond Index Portfolio	Limited Maturity Bond Portfolio	Mortgage Securities Portfolio	Money Market Portfolio

$—	$138,775	$—	$13,721
2,559,893	20,785,794	557,084	3,772,932
846,890	423,600	313,398	—
21,654	128,140	—	—
25,174	368,135	4	—
—	—	—	—
3,453,611	21,844,444	870,486	3,786,653

279,344	1,850,674	78,026	1,325,075
—	—	—	—
55,963	132,533	43,121	106,254
9,399	19,758	7,788	15,353
7,810	18,060	5,200	13,288
2,424	5,480	1,848	156,508
13,374	19,068	5,079	16,515
6,319	24,340	2,098	18,771
9,213	13,742	3,554	5,889
383,846	2,083,655	146,714	1,657,653

(10,726)	(23,580)	(2)	(331,269)
(205)	(5)	(80)	(3)
372,915	2,060,070	146,632	1,326,381
3,080,696	19,784,374	723,854	2,460,272

1,229,463	(576,847)	403,476	89,681
—	271,982	2,769	—
—	(529,613)	1,658	—
—	(3,935,472)	—	—

(1,497,665)	36,902,310	(465,275)	—
—	1,669,151	—	—
—	27,170	741	—
—	6,492,536	(32,500)	—
—	2,277,743	—	—
(268,202)	42,598,960	(89,131)	89,681
$2,812,494	$62,383,334	$634,723	$2,549,953

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets

	Aggressive Allocation Portfolio		Moderately Aggressive Allocation Portfolio
For the periods ended	06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08
Operations
Net investment income/(loss)	$1,094,925	$10,946,873	$12,269,162	$55,524,816
Net realized gains/(losses)	3,385,992	6,743,183	20,104,636	3,500,384
Change in net unrealized appreciation/(depreciation)	19,899,363	(217,861,605)	66,633,478	(710,280,244)
Net Change in Net Assets Resulting From Operations	24,380,280	(200,171,549)	99,007,276	(651,255,044)
Distributions to Shareholders
From net investment income	—	(6,895,956)	—	(33,855,722)
From net realized gains	—	(11,712,072)	—	(33,582,044)
Total Distributions to Shareholders	—	(18,608,028)	—	(67,437,766)
Capital Stock Transactions
Sold	33,221,287	96,905,699	113,010,270	305,758,512
Distributions reinvested	—	18,608,028	—	67,437,766
Redeemed	(14,426,904)	(38,848,508)	(37,087,019)	(80,759,724)
Capital Stock Transactions	18,794,383	76,665,219	75,923,251	292,436,554
Net Increase/(Decrease) in Net Assets	43,174,663	(142,114,358)	174,930,527	(426,256,256)
Net Assets, Beginning of Period	354,309,920	496,424,278	1,354,565,116	1,780,821,372
Net Assets, End of Period	$397,484,583	$354,309,920	$1,529,495,643	$1,354,565,116
Accumulated undistributed net investment income/(loss)	$19,290,077	$18,195,152	$90,355,307	$78,086,145
Capital Stock Share Transactions
Sold	4,035,691	8,287,460	13,266,143	26,380,154
Distributions reinvested	—	1,517,412	—	5,684,906
Redeemed	(1,835,095)	(3,386,481)	(4,648,913)	(7,372,833)

Total Capital Stock Share Transactions	2,200,596	6,418,391	8,617,230	24,692,227

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Moderate Allocation Portfolio		Moderately Conservative Allocation Portfolio		Technology Portfolio		Partner Healthcare Portfolio
06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08(a)

$25,054,963	$82,995,454	$11,775,611	$32,491,728	$(72,374)	$(4,856)	$37,244	$(3,260)
27,016,934	(14,343,786)	12,486,846	(3,929,188)	(2,115,795)	(15,125,436)	(28,433)	(120,790)
80,820,929	(744,254,686)	29,920,134	(211,313,361)	7,786,308	(10,146,791)	746,635	(540,306)
132,892,826	(675,603,018)	54,182,591	(182,750,821)	5,598,139	(25,277,083)	755,446	(664,356)

—	(52,371,012)	—	(21,495,292)	—	—	(1,353)	(5,750)
—	(32,531,242)	—	(6,930,728)	—	(6,532,649)	—	—
—	(84,902,254)	—	(28,426,020)	—	(6,532,649)	(1,353)	(5,750)

161,199,525	441,267,971	95,255,772	217,799,157	1,689,773	14,361,328	3,556,342	13,723,313
—	84,902,254	—	28,426,020	—	6,532,649	1,353	5,750
(55,211,691)	(122,966,627)	(24,216,409)	(77,240,026)	(7,113,848)	(21,405,970)	(910,608)	(5,923,559)
105,987,834	403,203,598	71,039,363	168,985,151	(5,424,075)	(511,993)	2,647,087	7,805,504
238,880,660	(357,301,674)	125,221,954	(42,191,690)	174,064	(32,321,725)	3,401,180	7,135,398
1,811,558,413	2,168,860,087	714,755,880	756,947,570	24,317,266	56,638,991	7,135,398	–
$2,050,439,073	$1,811,558,413	$839,977,834	$714,755,880	$24,491,330	$24,317,266	$10,536,578	$7,135,398
$128,684,757	$103,629,794	$48,598,192	$36,822,581	$(77,672)	$(5,298)	$36,562	$671

18,074,795	38,318,715	10,294,515	19,393,557	417,102	2,324,976	409,474	1,368,023
—	7,376,967	—	2,556,274	—	1,107,867	142	643
(6,669,588)	(11,781,195)	(2,677,652)	(7,494,597)	(1,734,644)	(3,612,354)	(105,670)	(570,951)

11,405,207	33,914,487	7,616,863	14,455,234	(1,317,542)	(179,511)	303,946	797,715

(a)	For the period from April 30, 2008 (inception) through December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Partner Natural Resources Portfolio		Partner Emerging Markets Portfolio
For the periods ended	06/30/09 (unaudited)	12/31/08(a)	06/30/09 (unaudited)	12/31/08(a)
Operations
Net investment income/(loss)	$12,735	$10,699	$52,961	$60,471
Net realized gains/(losses)	(168,916)	(79,605)	(496,931)	(344,349)
Change in net unrealized appreciation/(depreciation)	1,485,492	(4,285,834)	2,099,409	(3,992,065)
Net Change in Net Assets Resulting From Operations	1,329,311	(4,354,740)	1,655,439	(4,275,943)
Distributions to Shareholders
From net investment income	—	(8,150)	(666)	(49,300)
From net realized gains	—	—	—	—
From return of capital	—	—	—	—
Total Distributions to Shareholders	—	(8,150)	(666)	(49,300)
Capital Stock Transactions
Sold	5,666,712	18,271,675	2,982,587	14,221,039
Distributions reinvested	—	8,150	666	49,300
Redeemed	(1,379,954)	(7,322,903)	(3,337,127)	(4,615,831)
Capital Stock Transactions	4,286,758	10,956,922	(353,874)	9,654,508
Net Increase/(Decrease) in Net Assets	5,616,069	6,594,032	1,300,899	5,329,265
Net Assets, Beginning of Period	6,594,032	—	5,329,265	—
Net Assets, End of Period	$12,210,101	$6,594,032	$6,630,164	$5,329,265
Accumulated undistributed net investment income/(loss)	$11,861	$(874)	$51,810	$(485)
Capital Stock Share Transactions
Sold	918,998	1,877,037	454,462	1,492,935
Distributions reinvested	—	1,424	90	8,820
Redeemed	(238,082)	(726,539)	(518,719)	(548,303)

Total Capital Stock Share Transactions	680,916	1,151,922	(64,167)	953,452

(a)	For the period from April 30, 2008 (inception) through December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Real Estate Securities Portfolio		Partner Utilities Portfolio		Partner Small Cap Growth Portfolio		Partner Small Cap Value Portfolio
06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08(a)	06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08

$4,190,550	$8,442,766	$72,994	$74,681	$(133,707)	$123,135	$942,891	$2,047,203
(19,312,497)	(7,116,231)	(161,357)	(435,251)	(17,102,896)	(51,544,571)	(7,939,523)	6,100,805
(8,057,722)	(121,962,655)	106,482	(1,124,314)	29,083,221	(31,775,286)	10,508,945	(72,429,819)
(23,179,669)	(120,636,120)	18,119	(1,484,884)	11,846,618	(83,196,722)	3,512,313	(64,281,811)

—	(14,566,225)	—	(70,001)	(111,079)	(14,000)	(375,418)	(2,545,338)
—	(28,080,349)	—	—	—	(10,509,420)	(159,744)	(16,838,215)
—	(5,059,614)	—	—	—	—	—	—
—	(47,706,188)	—	(70,001)	(111,079)	(10,523,420)	(535,162)	(19,383,553)

12,906,783	69,004,871	1,503,503	11,290,054	4,582,969	45,652,970	7,046,901	84,134,259
—	47,706,188	—	70,001	111,079	10,523,420	535,162	19,383,553
(14,205,577)	(77,375,670)	(644,049)	(5,453,119)	(3,825,368)	(17,565,263)	(8,790,884)	(37,539,486)
(1,298,794)	39,335,389	859,454	5,906,936	868,680	38,611,127	(1,208,821)	65,978,326
(24,478,463)	(129,006,919)	877,573	4,352,051	12,604,219	(55,109,015)	1,768,330	(17,687,038)
197,419,707	326,426,626	4,352,051	—	112,460,922	167,569,937	167,930,800	185,617,838
$172,941,244	$197,419,707	$5,229,624	$4,352,051	$125,065,141	$112,460,922	$169,699,130	$167,930,800
$4,175,846	$(14,704)	$71,851	$(1,143)	$(140,026)	$104,760	$960,467	$392,994

1,633,297	4,166,491	230,649	1,202,982	592,371	3,890,323	602,351	4,761,828
—	3,559,449	—	10,101	13,562	910,882	43,659	1,332,053
(1,995,082)	(4,997,767)	(98,171)	(585,102)	(573,843)	(1,717,371)	(847,342)	(2,242,123)

(361,785)	2,728,173	132,478	627,981	32,090	3,083,834	(201,332)	3,851,758

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Small Cap Stock Portfolio		Small Cap Index Portfolio
For the periods ended	06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08
Operations
Net investment income/(loss)	$881,830	$2,456,589	$1,003,178	$3,650,741
Net realized gains/(losses)	(39,699,268)	(124,347,195)	(2,199,153)	26,275,366
Change in net unrealized appreciation/(depreciation)	29,533,095	(47,846,509)	262,290	(125,267,802)
Net Change in Net Assets Resulting From Operations	(9,284,343)	(169,737,115)	(933,685)	(95,341,695)
Distributions to Shareholders
From net investment income	(554,275)	(4,048,322)	(3,597,439)	(3,385,779)
From net realized gains	—	(46,096,464)	(31,411,591)	(58,824,685)
Total Distributions to Shareholders	(554,275)	(50,144,786)	(35,009,030)	(62,210,464)
Capital Stock Transactions
Sold	9,892,495	103,667,043	1,999,195	6,966,769
Distributions reinvested	554,275	50,144,786	35,009,030	62,210,464
Redeemed	(12,537,807)	(45,725,077)	(16,980,262)	(77,326,919)
Capital Stock Transactions	(2,091,037)	108,086,752	20,027,963	(8,149,686)
Net Increase/(Decrease) in Net Assets	(11,929,655)	(111,795,149)	(15,914,752)	(165,701,845)
Net Assets, Beginning of Period	288,059,725	399,854,874	192,193,621	357,895,466
Net Assets, End of Period	$276,130,070	$288,059,725	$176,278,869	$192,193,621
Accumulated undistributed net investment income/(loss)	$898,766	$571,211	$1,025,014	$3,619,275
Capital Stock Share Transactions
Sold	1,221,894	7,926,538	207,912	436,587
Distributions reinvested	67,566	4,096,169	4,157,496	4,267,480
Redeemed	(1,703,823)	(3,899,039)	(1,842,601)	(5,095,584)

Total Capital Stock Share Transactions	(414,363)	8,123,668	2,522,807	(391,517)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Mid Cap Growth Portfolio II		Mid Cap Growth Portfolio		Partner Mid Cap Value Portfolio		Mid Cap Stock Portfolio
06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08

$18,173	$109,517	$456,779	$2,770,776	$859,315	$1,644,483	$1,314,734	$3,331,992
(4,104,669)	(2,275,305)	(39,483,282)	(36,950,006)	(20,704,362)	(26,491,608)	(37,523,313)	(110,131,447)
20,157,248	(21,214,625)	91,385,493	(216,054,842)	25,435,773	(37,787,729)	78,734,626	(127,005,637)
16,070,752	(23,380,413)	52,358,990	(250,234,072)	5,590,726	(62,634,854)	42,526,047	(233,805,092)

(1,858)	(179,857)	(53,590)	(5,290,257)	(279,209)	(2,140,821)	(270,664)	(5,709,119)
—	(5,096,454)	—	(105,080,869)	—	(3,977,150)	—	(35,581,789)
(1,858)	(5,276,311)	(53,590)	(110,371,126)	(279,209)	(6,117,971)	(270,664)	(41,290,908)

3,177,248	79,643,955	4,253,096	33,072,691	6,246,542	105,815,967	11,322,087	271,252,543
1,858	5,276,311	53,590	110,371,126	279,209	6,117,971	270,664	41,290,908
(2,968,455)	(7,938,547)	(24,968,156)	(177,573,481)	(3,475,714)	(14,864,298)	(11,974,927)	(45,510,935)
210,651	76,981,719	(20,661,470)	(34,129,664)	3,050,037	97,069,640	(382,176)	267,032,516
16,279,545	48,324,995	31,643,930	(394,734,862)	8,361,554	28,316,815	41,873,207	(8,063,484)
80,770,879	32,445,884	275,101,796	669,836,658	123,336,824	95,020,009	379,883,030	387,946,514
$97,050,424	$80,770,879	$306,745,726	$275,101,796	$131,698,378	$123,336,824	$421,756,237	$379,883,030
$12,376	$(3,939)	$396,441	$(6,748)	$852,072	$271,966	$1,291,621	$247,551

480,602	11,784,491	411,991	1,930,847	741,717	8,857,013	1,458,525	24,745,093
273	600,104	4,650	7,534,490	32,463	558,889	34,327	4,028,721
(548,787)	(925,192)	(2,587,485)	(13,854,985)	(479,110)	(1,545,235)	(1,805,518)	(4,616,668)

(67,912)	11,459,403	(2,170,844)	(4,389,648)	295,070	7,870,667	(312,666)	24,157,146

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Mid Cap Index Portfolio		Partner Worldwide Allocation Portfolio
For the periods ended	06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08(a)
Operations
Net investment income/(loss)	$509,591	$1,522,425	$1,882,698	$1,247,035
Net realized gains/(losses)	(3,140,627)	4,434,504	(9,692,464)	(14,141,924)
Change in net unrealized appreciation/(depreciation)	7,809,370	(52,876,255)	19,725,685	(22,751,372)
Net Change in Net Assets Resulting From Operations	5,178,334	(46,919,326)	11,915,919	(35,646,261)
Distributions to Shareholders
From net investment income	(1,478,447)	(1,606,594)	(59,164)	(1,070,000)
From net realized gains	(4,989,989)	(15,982,601)	—	—
Total Distributions to Shareholders	(6,468,436)	(17,589,195)	(59,164)	(1,070,000)
Capital Stock Transactions
Sold	1,917,619	4,158,752	37,330,556	213,602,323
Distributions reinvested	6,468,436	17,589,195	59,164	1,070,000
Redeemed	(8,091,020)	(28,281,629)	(1,234,368)	(72,054,531)
Capital Stock Transactions	295,035	(6,533,682)	36,155,352	142,617,792
Net Increase/(Decrease) in Net Assets	(995,067)	(71,042,203)	48,012,107	105,901,531
Net Assets, Beginning of Period	75,140,296	146,182,499	105,901,531	—
Net Assets, End of Period	$74,145,229	$75,140,296	$153,913,638	$105,901,531
Accumulated undistributed net investment income/(loss)	$542,705	$1,511,561	$1,790,086	$(33,448)
Capital Stock Share Transactions
Sold	237,515	350,475	6,290,582	25,128,268
Distributions reinvested	791,604	1,408,522	9,132	177,470
Redeemed	(1,036,753)	(2,336,499)	(218,819)	(7,740,917)

Total Capital Stock Share Transactions	(7,634)	(577,502)	6,080,895	17,564,821

(a)	For the period from April 30, 2008 (inception) through December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Partner International Stock Portfolio		Partner Socially Responsible Stock Portfolio		Partner All Cap Growth Portfolio		Partner All Cap Value Portfolio
06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08(a)	06/30/09 (unaudited)	12/31/08(a)	06/30/09 (unaudited)	12/31/08(a)

$12,945,003	$29,670,893	$12,006	$8,481	$(1,433)	$(3,685)	$35,567	$37,077
(138,028,600)	(166,010,131)	(155,904)	(280,513)	(225,523)	(813,990)	(425,454)	(1,158,452)
136,097,955	(442,860,262)	482,934	(1,470,627)	641,621	(1,421,880)	728,620	(997,736)
11,014,358	(579,199,500)	339,036	(1,742,659)	414,665	(2,239,555)	338,733	(2,119,111)

(1,300,363)	(58,984,879)	(89)	(9,075)	—	—	—	(46,000)
—	(180,439,928)	—	—	—	—	—	—
(1,300,363)	(239,424,807)	(89)	(9,075)	—	—	—	(46,000)

4,986,432	118,759,221	477,990	6,091,780	2,431,497	7,332,525	1,212,689	8,189,090
1,300,363	239,424,807	89	9,075	—	—	—	46,000
(43,430,510)	(205,204,537)	(597,930)	(1,148,401)	(1,380,807)	(2,683,193)	(962,099)	(3,608,671)
(37,143,715)	152,979,491	(119,851)	4,952,454	1,050,690	4,649,332	250,590	4,626,419
(27,429,720)	(665,644,816)	219,096	3,200,720	1,465,355	2,409,777	589,323	2,461,308
778,125,454	1,443,770,270	3,200,720	—	2,409,777	—	2,461,308	—
$750,695,734	$778,125,454	$3,419,816	$3,200,720	$3,875,132	$2,409,777	$3,050,631	$2,461,308
$12,235,679	$591,039	$11,323	$(594)	$(2,115)	$(682)	$35,704	$137

653,609	7,911,742	75,318	628,024	417,714	782,391	212,692	887,796
155,881	19,901,572	12	1,400	—	—	—	8,403
(6,040,178)	(16,309,607)	(94,146)	(135,747)	(255,948)	(331,382)	(181,568)	(446,591)

(5,230,688)	11,503,707	(18,816)	493,677	161,766	451,009	31,124	449,608

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Partner All Cap Portfolio		Large Cap Growth Portfolio II
For the periods ended	06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08
Operations
Net investment income/(loss)	$231,544	$744,699	$1,462,366	$319,255
Net realized gains/(losses)	(4,794,727)	(22,629,783)	(1,005,141)	(2,757,765)
Change in net unrealized appreciation/(depreciation)	7,032,137	(25,229,107)	40,857,042	(11,416,914)
Net Change in Net Assets Resulting From Operations	2,468,954	(47,114,191)	41,314,267	(13,855,424)
Distributions to Shareholders
From net investment income	(744,537)	(654,002)	—	(458,318)
From net realized gains	—	(15,641,826)	—	(3,907,923)
Total Distributions to Shareholders	(744,537)	(16,295,828)	—	(4,366,241)
Capital Stock Transactions
Sold	1,374,800	11,206,437	8,509,393	296,963,301
Distributions reinvested	744,537	16,295,828	—	4,366,241
Redeemed	(5,534,724)	(25,510,363)	(7,881,928)	(8,106,552)
Capital Stock Transactions	(3,415,387)	1,991,902	627,465	293,222,990
Net Increase/(Decrease) in Net Assets	(1,690,970)	(61,418,117)	41,941,732	275,001,325
Net Assets, Beginning of Period	56,153,236	117,571,353	308,985,225	33,983,900
Net Assets, End of Period	$54,462,266	$56,153,236	$350,926,957	$308,985,225
Accumulated undistributed net investment income/(loss)	$227,276	$740,269	$1,462,310	$(56)
Capital Stock Share Transactions
Sold	232,823	1,175,844	1,294,942	50,351,554
Distributions reinvested	117,219	1,829,882	—	514,033
Redeemed	(973,012)	(2,839,612)	(1,452,056)	(917,601)

Total Capital Stock Share Transactions	(622,970)	166,114	(157,114)	49,947,986

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Large Cap Growth Portfolio		Partner Growth Stock Portfolio		Large Cap Value Portfolio		Large Cap Stock Portfolio
06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08

$3,940,915	$13,831,496	$34,247	$292,873	$6,453,013	$19,012,085	$3,444,089	$11,554,735
(146,404,999)	(298,149,885)	(6,206,485)	(6,644,074)	(155,165,019)	(79,374,035)	(96,666,714)	(129,336,858)
252,487,908	(635,129,474)	13,185,701	(36,888,660)	136,988,682	(293,816,484)	110,553,161	(226,078,475)
110,023,824	(919,447,863)	7,013,463	(43,239,861)	(11,723,324)	(354,178,434)	17,330,536	(343,860,598)

—	(15,449,558)	(168,813)	(684,434)	(380,128)	(33,783,735)	(58,987)	(23,831,561)
—	—	—	(9,541,540)	—	(34,992,145)	—	(67,919,651)
—	(15,449,558)	(168,813)	(10,225,974)	(380,128)	(68,775,880)	(58,987)	(91,751,212)

8,434,278	82,982,927	1,101,928	3,498,176	17,101,597	125,697,204	10,348,894	52,961,051
—	15,449,558	168,813	10,225,974	380,128	68,775,880	58,987	91,751,212
(79,958,009)	(872,447,212)	(6,823,969)	(26,218,829)	(29,573,916)	(112,324,933)	(25,297,915)	(271,830,135)
(71,523,731)	(774,014,727)	(5,553,228)	(12,494,679)	(12,092,191)	82,148,151	(14,890,034)	(127,117,872)
38,500,093	(1,708,912,148)	1,291,422	(65,960,514)	(24,195,643)	(340,806,163)	2,381,515	(562,729,682)
844,538,875	2,553,451,023	52,093,962	118,054,476	664,094,715	1,004,900,878	497,399,691	1,060,129,373
$883,038,968	$844,538,875	$53,385,384	$52,093,962	$639,899,072	$664,094,715	$499,781,206	$497,399,691
$4,088,211	$147,296	$28,886	$163,452	$6,423,107	$350,222	$3,582,441	$197,339

744,800	4,950,812	150,527	314,980	2,166,633	10,311,148	1,677,697	5,383,871
—	1,348,205	21,147	958,565	47,578	6,720,986	9,272	10,941,285
(7,324,960)	(62,070,891)	(978,845)	(2,499,468)	(4,260,453)	(9,997,370)	(4,554,439)	(30,939,551)

(6,580,160)	(55,771,874)	(807,171)	(1,225,923)	(2,046,242)	7,034,764	(2,867,470)	(14,614,395)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Large Cap Index Portfolio		Equity Income Plus Portfolio
For the periods ended	06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08(a)
Operations
Net investment income/(loss)	$3,304,158	$9,646,518	$498,976	$861,950
Net realized gains/(losses)	(10,485,778)	5,547,235	(5,897,563)	(9,808,402)
Change in net unrealized appreciation/(depreciation)	13,343,297	(223,961,063)	4,369,402	(8,200,433)
Net Change in Net Assets Resulting From Operations	6,161,677	(208,767,310)	(1,029,185)	(17,146,885)
Distributions to Shareholders
From net investment income	(9,467,689)	(11,179,657)	—	(862,553)
From net realized gains	(17,308,240)	(54,442,738)	—	—
From return of capital	—	—	—	(22,448)
Total Distributions to Shareholders	(26,775,929)	(65,622,395)	—	(885,001)
Capital Stock Transactions
Sold	3,418,725	8,728,957	2,144,631	63,762,264
Distributions reinvested	26,775,929	65,622,395	—	885,001
Redeemed	(33,158,231)	(113,707,492)	(827,358)	(5,263,915)
Capital Stock Transactions	(2,963,577)	(39,356,140)	1,317,273	59,383,350
Net Increase/(Decrease) in Net Assets	(23,577,829)	(313,745,845)	288,088	41,351,464
Net Assets, Beginning of Period	319,711,313	633,457,158	41,351,464	—
Net Assets, End of Period	$296,133,484	$319,711,313	$41,639,552	$41,351,464
Accumulated undistributed net investment income/(loss)	$3,397,339	$9,560,870	$498,294	$(682)
Capital Stock Share Transactions
Sold	261,222	467,473	329,082	6,404,407
Distributions reinvested	2,079,361	3,423,235	—	128,430
Redeemed	(2,625,110)	(5,753,579)	(143,717)	(532,079)

Total Capital Stock Share Transactions	(284,527)	(1,862,871)	185,365	6,000,758

(a)	For the period from April 30, 2008 (inception) through December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Balanced Portfolio		High Yield Portfolio		Diversified Income Plus Portfolio		Partner Socially Responsible Bond Portfolio
06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08(a)

$3,597,481	$11,660,944	$31,768,599	$63,907,368	$2,779,271	$5,963,663	$145,536	$179,846
(681,994)	5,991,728	(36,860,545)	(50,266,914)	(6,629,739)	(14,541,514)	(101,265)	234,261
4,477,166	(129,660,743)	136,085,546	(181,141,932)	11,723,104	(16,884,578)	253,494	(235,169)
7,392,653	(112,008,071)	130,993,600	(167,501,478)	7,872,636	(25,462,429)	297,765	178,938

(11,644,909)	(14,582,912)	(31,350,287)	(66,652,176)	(5,981,706)	(6,984,985)	(129,093)	(171,330)
(4,181,300)	(14,276,173)	—	—	—	—	(211,381)	—
—	—	—	—	—	—	—	—
(15,826,209)	(28,859,085)	(31,350,287)	(66,652,176)	(5,981,706)	(6,984,985)	(340,474)	(171,330)

1,868,804	6,880,428	18,865,714	109,379,698	2,272,907	3,367,953	1,642,995	9,301,898
15,826,209	28,859,085	31,350,287	66,652,176	5,981,706	6,984,985	340,832	170,972
(31,218,809)	(103,300,713)	(37,994,854)	(119,240,873)	(10,507,431)	(34,178,684)	(2,013,126)	(2,664,147)
(13,523,796)	(67,561,200)	12,221,147	56,791,001	(2,252,818)	(23,825,746)	(29,299)	6,808,723
(21,957,352)	(208,428,356)	111,864,460	(177,362,653)	(361,888)	(56,273,160)	(72,008)	6,816,331
280,020,870	488,449,226	597,219,792	774,582,445	75,005,121	131,278,281	6,816,331	—
$258,063,518	$280,020,870	$709,084,252	$597,219,792	$74,643,233	$75,005,121	$6,744,323	$6,816,331
$3,630,547	$11,677,975	$1,134,794	$716,482	$2,738,817	$5,941,252	$16,084	$(359)

164,361	457,968	4,924,836	23,707,042	445,372	535,255	164,026	930,798
1,383,688	1,992,233	8,415,083	15,699,435	1,166,457	1,120,322	34,194	17,193
(2,807,851)	(7,093,103)	(10,364,995)	(27,769,002)	(2,096,331)	(5,483,298)	(201,024)	(267,414)

(1,259,802)	(4,642,902)	2,974,924	11,637,475	(484,502)	(3,827,721)	(2,804)	680,577

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Income Portfolio		Bond Index Portfolio
For the periods ended	06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08
Operations
Net investment income/(loss)	$32,699,913	$72,678,081	$3,080,696	$9,666,370
Net realized gains/(losses)	(48,221,208)	(41,957,306)	1,229,463	1,649,536
Change in net unrealized appreciation/(depreciation)	102,268,152	(175,029,046)	(1,497,665)	(13,481,529)
Net Change in Net Assets Resulting From Operations	86,746,857	(144,308,271)	2,812,494	(2,165,623)
Distributions to Shareholders
From net investment income	(32,703,223)	(73,945,918)	(3,248,170)	(9,755,017)
Total Distributions to Shareholders	(32,703,223)	(73,945,918)	(3,248,170)	(9,755,017)
Capital Stock Transactions
Sold	23,114,486	118,286,630	5,751,559	16,193,275
Distributions reinvested	32,703,221	73,945,918	3,248,170	9,755,017
Redeemed	(62,196,733)	(295,159,930)	(27,602,070)	(54,595,260)
Capital Stock Transactions	(6,379,026)	(102,927,382)	(18,602,341)	(28,646,968)
Net Increase/(Decrease) in Net Assets	47,664,608	(321,181,571)	(19,038,017)	(40,567,608)
Net Assets, Beginning of Period	1,097,103,028	1,418,284,599	174,649,020	215,216,628
Net Assets, End of Period	$1,144,767,636	$1,097,103,028	$155,611,003	$174,649,020
Accumulated undistributed net investment income/(loss)	$653,991	$657,301	$(159,917)	$7,557
Capital Stock Share Transactions
Sold	2,751,476	12,419,141	602,030	1,598,241
Distributions reinvested	3,993,959	8,157,489	339,245	978,080
Redeemed	(7,647,386)	(32,348,747)	(2,884,230)	(5,524,475)

Total Capital Stock Share Transactions	(901,951)	(11,772,117)	(1,942,955)	(2,948,154)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Limited Maturity Bond Portfolio		Mortgage Securities Portfolio		Money Market Portfolio
06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08	06/30/09 (unaudited)	12/31/08

$19,784,374	$44,099,773	$723,854	$1,994,014	$2,460,272	$22,193,984
(4,769,950)	(11,933,103)	407,903	919,157	89,681	(30,902)
47,368,910	(98,663,346)	(497,034)	(4,975,162)	—	—
62,383,334	(66,496,676)	634,723	(2,061,991)	2,549,953	22,163,082

(19,680,224)	(45,270,503)	(545,687)	(1,935,505)	(2,549,953)	(22,163,082)
(19,680,224)	(45,270,503)	(545,687)	(1,935,505)	(2,549,953)	(22,163,082)

34,575,514	121,741,322	403,219	1,597,422	1,545,877,407	3,604,017,558
19,685,109	45,265,617	545,687	1,935,505	2,549,960	22,163,082
(38,956,989)	(103,109,449)	(6,167,406)	(14,157,852)	(1,621,787,546)	(3,684,287,640)
15,303,634	63,897,490	(5,218,500)	(10,624,925)	(73,360,179)	(58,107,000)
58,006,744	(47,869,689)	(5,129,464)	(14,622,421)	(73,360,179)	(58,107,000)
925,939,520	973,809,209	35,166,757	49,789,178	683,446,527	741,553,527
$983,946,264	$925,939,520	$30,037,293	$35,166,757	$610,086,348	$683,446,527
$322,690	$218,540	$178,166	$(1)	$(55,337)	$34,344

3,807,321	12,556,040	46,377	170,644	1,545,877,407	3,604,017,559
2,203,343	4,806,381	62,763	206,750	2,549,960	22,163,081
(4,393,314)	(11,037,603)	(711,012)	(1,517,992)	(1,621,787,546)	(3,684,287,640)

1,617,350	6,324,818	(601,872)	(1,140,598)	(73,360,179)	(58,107,000)

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of June 30, 2009

(unaudited)

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a company organized under the laws of Minnesota, is registered under the Investment Company Act of 1940. The Fund is divided into forty-one separate series (each, a “Portfolio”), each with its own investment objective and policies. The Fund consists of four asset allocation portfolios, twenty-eight equity portfolios, two hybrid portfolios, six fixed-income portfolios, and one money market portfolio. The assets of each Portfolio are segregated, and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to retirement plans sponsored by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) or separate accounts of Thrivent Financial or Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day.

For all Portfolios, other than Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The market values of the securities held in Money Market Portfolio are determined once per week using prices supplied by the Fund’s independent pricing service. Money Market Portfolio and the Fund’s investment adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

All securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Directors. As of June 30, 2009, the following Portfolios held fair valued securities:

Portfolio	Number of Securities	Percent of Fund’s Net Assets
Partner Worldwide Allocation	1	0.01%
Partner International Stock	1	0.01%
High Yield	4	<0.01%
Income	2	0.49%
Limited Maturity Bond	1	0.44%

In September 2006, the FASB issued FASB Statement No. 157 – Fair Value Measurements (FAS 157). The objective of the statement is to improve the consistency and comparability of fair value measurements used in financial reporting. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value requirements. Various inputs are summarized in the three broad levels: Level 1 includes quoted prices in active markets for identical securities; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk; and Level 3 includes significant unobservable inputs such as the Portfolio’s own assumptions and broker evaluations in determining the fair value of investments.

Fair Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board of Directors, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Directors has authorized the Fund’s investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors.

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of June 30, 2009

(unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

(B) Foreign Currency Translation – The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Portfolios, except Money Market Portfolio, may enter into foreign currency forward contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Portfolio is exposed to counterparty risk equal to the discounted net amount of payments to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements. During the six months ended June 30, 2009, Technology Portfolio, Partner Healthcare Portfolio, Partner Natural Resources Portfolio, Partner Emerging Markets Portfolio, Real Estate Securities Portfolio, Partner Utilities Portfolio, Partner Small Cap Value Portfolio, Small Cap Stock Portfolio, Partner Worldwide Allocation Portfolio, Partner International Stock Portfolio, Partner All Cap Value Portfolio and Partner Growth Stock Portfolio engaged in this type of investment.

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Income Taxes – No provision has been made for income taxes because each Portfolio’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Portfolios to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes.

Certain Portfolios are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of FASB Statement 109 that requires additional disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The Portfolios adopted the provisions of FIN 48 on June 29, 2007, the extended required implementation date set by the U.S. Securities and Exchange Commission for mutual funds.

FIN 48 requires management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Portfolios include Federal, Minnesota and Wisconsin, as well as certain foreign countries. As of June 30, 2009, open Federal, Minnesota and Wisconsin tax years include the tax years ended December 31, 2005, through 2008. Additionally, as of June 30, 2009, the December 31, 2004, tax year is open for Minnesota and Wisconsin. The

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of June 30, 2009

(unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Portfolios have no examinations in progress and none are expected at this time.

As of June 30, 2009, management of the Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Portfolio’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Expenses and Income – Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

(G) Custody Earnings Credit – The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Dividends from net investment income and distributions from realized capital gains, if available, are declared and paid to each shareholder. Dividends and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually for all Portfolios after the close of the Portfolios’ fiscal year. Any Portfolio subject to excise taxes would require an additional distribution prior to the close of the fiscal year.

Dividends are declared and reinvested daily for High Yield Portfolio, Partner Socially Responsible Bond Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio; declared daily and reinvested monthly for Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(I) Options – All Portfolios, with the exception of Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Portfolio’s exposure to the underlying security while buying call options tends to increase a Portfolio’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid and has no significant counterparty risk as the exchange guarantees the contract against default. Writing put options tends to increase a Portfolio’s exposure to the underlying security while writing call options tends to decrease a Portfolio’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for written options arises when the Portfolio has purchased an option, exercised that option, and the counterparty doesn’t buy or sell the Portfolio’s underlying asset as required. In the case where a Portfolio has sold an option, the Portfolio doesn’t have counterparty risk. Counterparty risk on written options is partially mitigated by the Portfolio’s collateral posting requirements. As the written option increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the six months ended June 30, 2009, Partner All Cap Value Portfolio, Large Cap Growth Portfolio II, Large Cap Growth Portfolio, Large Cap Stock Portfolio, Equity Income Plus Portfolio, Diversified Income Plus Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in these types of investments.

(J) Futures Contracts – Certain Portfolios may use futures contracts to manage the exposure to interest rate, market and currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of June 30, 2009

(unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risks of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default. During the six months ended June 30, 2009, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Technology Portfolio, Partner Small Cap Growth Portfolio, Small Cap Stock Portfolio, Small Cap Index Portfolio, Mid Cap Index Portfolio, Partner Worldwide Allocation Portfolio, Large Cap Stock Portfolio, Large Cap Index Portfolio, Equity Income Plus Portfolio, Balanced Portfolio, Diversified Income Plus Portfolio, Partner Socially Responsible Bond Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(K) Swap Agreements – Certain Portfolios enter into swap transactions, which involve swapping one or more investment characteristics of a security, or a basket of securities, with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or third party, in connection with these agreements. These swap agreements are over-the-counter and the Portfolio is exposed to counterparty risk, which is the discounted net amount of payments owed to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements. As the swap increases in value to the Portfolio, the Portfolio receives collateral from the counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection seller or the protection buyer.

Certain Portfolios enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static portfolios of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Portfolios sell default protection and assume long-risk positions in individual credits or the indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost efficient and diversified structure. In the event that a position would default, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS contracts, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. Refer to the credit default swap tables located within the Portfolio’s Schedule of Investments for additional information as of June 30, 2009. During the six months ended June 30, 2009, High Yield Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in these types of investments.

Total Rate of Return Swaps – A total rate of return swap is a swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of June 30, 2009

(unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

period. The underlying asset is typically an index, loan or a basket of assets. Total rate of return swaps provide the Portfolios with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. During the six months ended June 30, 2009, none of the Portfolios engaged in this type of investment.

Interest Rate Swaps – An interest rate swap is a swap agreement between two parties to exchange cash flows based on the difference between two interest rates. Typically, one party pays a fixed-rate for a specific period while the other pays a variable-rate based on an underlying index for the same period. Interest rate swaps allow the Portfolios to manage exposure to interest rate fluctuations. During the six months ended June 30, 2009, Limited Maturity Bond Portfolio engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions – Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated from negotiated fees paid by brokers offered as an inducement to the Portfolios to roll over their purchase commitments. These fees are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. During the six months ended June 30, 2009, Balanced Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of transaction.

(M) Securities Lending – The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Dresdner Bank AG (“Dresdner”). The Agreement authorizes Dresdner to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Portfolios receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Dresdner for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Portfolio could lose money. During the six months ended June 30, 2009, all Portfolios except Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Partner Healthcare Portfolio, Partner Natural Resources Portfolio, Partner Emerging Markets Portfolio, Partner Utilities Portfolio, Partner Worldwide Allocation Portfolio, Partner Socially Responsible Stock Portfolio, Partner All Cap Growth Portfolio, Partner All Cap Value Portfolio, Equity Income Plus Portfolio, Partner Socially Responsible Bond Portfolio, Mortgage Securities Portfolio and Money Market Portfolio had securities on loan. As of June 30, 2009, the value of securities on loan is as follows:

Portfolio	Securities on Loan
Technology	$2,382,941
Real Estate Securities	25,006,823
Partner Small Cap Growth	28,207,549
Partner Small Cap Value	26,052,471
Small Cap Stock	27,072,581
Small Cap Index	24,762,992
Mid Cap Growth II	6,376,168
Mid Cap Growth	15,973,749
Partner Mid Cap Value	4,744,111
Mid Cap Stock	31,052,070
Mid Cap Index	7,436,774
Partner International Stock	39,467,217
Partner All Cap	2,441,372
Large Cap Growth II	8,336,026
Large Cap Growth	19,595,056
Partner Growth Stock	547,376
Large Cap Value	18,560,661
Large Cap Stock	9,844,831
Large Cap Index	5,398,045
Balanced	6,239,525
High Yield	52,350,754
Diversified Income Plus	1,235,278
Income	33,601,128
Bond Index	1,426,786
Limited Maturity Bond	45,428,487

(N) When Issued and Delayed Delivery Transactions – Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of June 30, 2009

(unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Generally, any increase or decrease in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the six months ended June 30, 2009, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(P) Repurchase Agreements – Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the market value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Portfolios’ investment adviser (or a subadviser) to be creditworthy. During the six months ended June 30, 2009, Partner International Stock Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Large Cap Stock Portfolio, High Yield Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

(Q) Equity-Linked Structured Securities – Certain Portfolios may invest in equity-linked structured notes, which are debt securities that combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. During the six months ended June 30, 2009, High Yield Portfolio, Diversified Income Plus Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

(R) Credit Risk – The Portfolios may be susceptible to credit risk to the extent the issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of the issuers. Interest receivables on defaulted securities are monitored for the ability to collect payments in default and adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Temporary Guarantee Program – The Fund, on behalf of Thrivent Money Market Portfolio, was a participant in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) during the Program’s initial phase from September 19, 2008 through December 18, 2008 and the first extension of the Program from December 19, 2008 through April 30, 2009. The U.S. Treasury has extended the Program for a second time through September 18, 2009, and the Fund, on behalf of the Portfolio, is a participant in this second extension of the Program.

The Program continues to guarantee the share price of a fund held by shareholders as of September 19, 2008, at $1.00 per share. Persons who were not shareholders as of September 19, 2008, are not covered by the Program.

The guarantee under the Program would be triggered if a fund’s per share net asset value falls below $0.995 (a “Guarantee Event”) and the fund commences the process of liquidation. Under the terms of the Program, the U.S. Treasury guarantees payment to each eligible shareholder the difference between the amount received in liquidation and the amount that eligible shareholder would have received had the net asset value of the fund been $1.00 per share. If the number of shares held by the eligible shareholder in a participating fund fluctuates over the duration of the Program, the Program would cover the lesser of (i) the number of shares held by the eligible shareholder in the fund as of September 19, 2008, or (ii) the number of shares held by the eligible shareholder as of the date of the Guarantee Event.

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of June 30, 2009

(unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

To participate in the initial phase of the Program, Thrivent Money Market Portfolio was required to pay an initial participation fee in the amount of 0.01% of the total net assets of the Portfolio as of September 19, 2008. To participate in the first extension of the Program, the Portfolio was required to pay a participation fee of 0.015% of the total net assets of the Portfolio as of September 19, 2008. To participate in the second extension of the Program, the Portfolio was required to pay a participation fee of 0.015% of the total net assets of the Portfolio as of September 19, 2008.

(U) Loan Commitments – Certain Portfolios may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(V) Recent Accounting Pronouncements – In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 – Disclosures about Derivative Instruments and Hedging Activities: An Amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position. The Portfolios have implemented this provision for the June 30, 2009, shareholder report.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165 – Subsequent Events. The statement is intended to establish general standards of accounting for and disclosure of events or transactions that occur after the balance sheet date but before financial statements are issued or available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. The Portfolios have implemented this provision for the June 30, 2009, shareholder report. Management of the Funds have evaluated the impact of subsequent events through August 19, 2009, the date the financial statements were available to be issued.

In April 2009, the FASB issued Staff Position (FSP) FAS 157-4 – Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This FSP provides additional guidance for estimating fair value in accordance with FASB Statement No. 157, Fair Value Measurements. FAS 157-4 focuses on markets that experience significant decline in volume and level of activity for assets or liabilities as compared to markets that have a history of being inactive. When this exposure to pricing conditions is present further evaluation and disclosure is provided. The Portfolios have implemented this provision for the June 30, 2009, shareholder report.

(W) Loss Contingencies – Thrivent High Yield Portfolio and Thrivent Income Portfolio are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company formerly known as General Motors Corporation (GM) against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. Thrivent High Yield Portfolio at one time held term loans in an amount of at least $4,627,531 and, if the plaintiffs are successful, it is reasonably possible that the Portfolio will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Although Thrivent Income Portfolio is named as a defendant in this action, we do not expect that the Portfolio’s assets will be subject to a loss contingency.

(X) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of June 30, 2009

(unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – Each Portfolio pays Thrivent Financial, the Fund’s investment adviser, a fee for its advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets were as follows:

Portfolio (M - Millions)	$0 to $50M	$50 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Aggressive Allocation	0.150%	0.150%	0.150%	0.150%	0.125%	0.125%	0.125%	0.125%	0.100%	0.100%	0.100%
Moderately Aggressive Allocation	0.150%	0.150%	0.150%	0.150%	0.125%	0.125%	0.125%	0.125%	0.100%	0.100%	0.100%
Moderate Allocation	0.150%	0.150%	0.150%	0.150%	0.125%	0.125%	0.125%	0.125%	0.100%	0.100%	0.100%
Moderately Conservative Allocation	0.150%	0.150%	0.150%	0.150%	0.125%	0.125%	0.125%	0.125%	0.100%	0.100%	0.100%
Technology	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Healthcare	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner Natural Resources	0.750%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%
Partner Emerging Markets	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Real Estate Securities	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Utilities	0.750%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%
Partner Small Cap Growth	1.000%	1.000%	1.000%	1.000%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner Small Cap Value	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Small Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Small Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Mid Cap Growth II	0.900%	0.900%	0.900%	0.900%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Mid Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Mid Cap Value	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Mid Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Mid Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%
Partner International Stock	0.850%	0.850%	0.850%	0.850%	0.800%	0.800%	0.750%	0.700%	0.700%	0.700%	0.700%
Partner Socially Responsible Stock	0.800%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%
Partner All Cap Growth	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner All Cap Value	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Partner All Cap	0.950%	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Large Cap Growth II	0.800%	0.800%	0.800%	0.800%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Large Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Growth Stock	0.800%	0.800%	0.800%	0.800%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Large Cap Value	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.575%	0.550%	0.475%	0.475%	0.475%	0.450%	0.425%
Large Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Equity Income Plus	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Balanced	0.350%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Diversified Income Plus	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Socially Responsible Bond	0.700%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%
Income	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Bond Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Limited Maturity Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Mortgage Securities	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
Money Market	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%

At a special shareholder meeting on May 15, 2009, the applicable shareholders voted to approve a new advisory fee structure for the four Asset Allocation Portfolios: Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio and Thrivent Moderately Conservative Allocation Portfolio. Under the new fee structure, which went into effect on June 1, 2009, each Asset Allocation Portfolio would continue to pay the investment advisory fees displayed above for its asset allocation work. In addition, for investments (other than underlying Thrivent Portfolios) held directly by the Asset Allocation Portfolios, each Asset Allocation Portfolio will pay an additional advisory fee. The fee payable on such investments for Thrivent Aggressive

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of June 30, 2009

(unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES – CONTINUED

Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio and Thrivent Moderately Conservative Allocation Portfolio will be 0.60%, 0.55%, 0.50% and 0.45% of average daily net assets, respectively.

In addition, at a Board of Directors meeting held on May 28, 2009, the Board, including the independent Directors, approved, with respect to Partner Mid Cap Value Portfolio, a change in the breakpoint level from $250 million to $200 million; therefore, for assets over $200 million, the advisory fee would be 0.700% as opposed to 0.750% . This breakpoint change went into effect on July 1, 2009.

(B) Sub-Adviser Fees – The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio.

Partner Healthcare Portfolio

The Adviser has entered into a subadvisory agreement with Sectoral Asset Management, Inc. for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $50 million of average daily net assets, 0.60% of the next $50 million, 0.40% of the next $150 million and 0.35% of average daily net assets over $250 million.

Partner Natural Resources Portfolio

The Adviser has entered into a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock”) for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.425% of the next $50 million, 0.40% of the next $150 million and 0.375% of average daily net assets over $250 million. Thrivent Partner Utilities Portfolio is included in determining breakpoints for the assets managed by BlackRock.

Partner Emerging Markets Portfolio

The Adviser has entered into a subadvisory agreement with Aberdeen Asset Management Investment Services Limited (“Aberdeen”) for the performance of subadvisory services. The fee payable is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

Partner Utilities Portfolio

The Adviser has entered into a subadvisory agreement with BlackRock for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.425% of the next $50 million, 0.40% of the next $150 million and 0.375% of average daily net assets over $250 million. Thrivent Partner Natural Resources Portfolio is included in determining breakpoints for the assets managed by BlackRock.

Partner Small Cap Growth Portfolio

The Adviser has entered into a subadvisory agreement with Turner Investment Partners, Inc. (“Turner”) for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $100 million of average daily net assets and 0.60% of average daily net assets over $100 million. Thrivent Partner Small Cap Growth Fund is included in determining breakpoints for the assets managed by Turner.

Partner Small Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $200 million and 0.45% for assets over $200 million. Thrivent Partner Mid Cap Value Fund is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Portfolio

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen, Victory Capital Management, Inc. (“Victory”) and GSAM for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Portfolio and Thrivent Partner International Stock Fund are included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Portfolio and Thrivent Partner International Stock Fund are included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Emerging Markets Portfolio and Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of June 30, 2009

(unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES – CONTINUED

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets managed by Victory, 0.85% of the next $75 million and 0.80% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by Victory.

The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets managed by GSAM, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by GSAM.

Partner International Stock Portfolio

The Adviser has entered into subadvisory agreements with Principal and Mercator for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner International Stock Fund, Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner International Stock Fund, Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Principal.

Partner Socially Responsible Stock Portfolio

The Adviser has entered into a subadvisory agreement with Calvert Asset Management Company, Inc. (“Calvert”) for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $50 million, 0.475% for the next $50 million, 0.45% for the next $50 million, 0.425% of the next $100 million and 0.40% for assets over $250 million.

Partner All Cap Growth Portfolio

The Adviser has entered into a subadvisory agreement with Calamos Advisors LLC for the performance of subadvisory services. The fee payable is equal to 0.65% of average daily net assets.

Partner All Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with OppenheimerFunds, Inc. for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.40% of the next $200 million and 0.35% of average daily net assets over $250 million.

Partner All Cap Portfolio

The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (“Pyramis Advisors”) for the performance of subadvisory services. Pyramis Advisors is a wholly owned subsidiary of Fidelity Management & Research Corporation. The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next 400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

Partner Growth Stock Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

Partner Socially Responsible Bond Portfolio

The Adviser has entered into a subadvisory agreement with Calvert for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $50 million, 0.375% for the next $50 million, 0.35% for the next $50 million, 0.325% of the next $100 million and 0.30% for assets over $250 million.

Technology Portfolio

Effective July 1, 2009, the Adviser has entered into a subadvisory agreement with GSAM for the performance of subadvisory services. The fee payable is equal to 0.45% of average daily net assets.

(C) Expense Reimbursements – As of June 30, 2009, the following voluntary expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Partner Small Cap Growth	0.10%	N/A
Mid Cap Growth II	0.30%	N/A
Partner International Stock	0.07%	N/A
Partner All Cap	0.20%	N/A
Large Cap Growth II	0.25%	N/A
Partner Growth Stock	0.10%	N/A
Money Market	0.10%	N/A

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of June 30, 2009

(unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES – CONTINUED

As of June 30, 2009, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Expense Limit	Expiration Date
Partner Healthcare	1.39%	04/30/10
Partner Natural Resources	1.19%	04/30/10
Partner Emerging Markets	1.50%	04/30/10
Partner Utilities	0.90%	04/30/10
Partner Worldwide Allocation	1.00%	04/30/10
Partner Socially Responsible Stock	0.98%	04/30/10
Partner All Cap Growth	1.00%	04/30/10
Partner All Cap Value	0.98%	04/30/10
Equity Income Plus	0.85%	04/30/10
Partner Socially Responsible Bond	0.68%	04/30/10

Each equity, hybrid and fixed income Portfolio may invest in High Yield Fund and Money Market Portfolio, subject to certain limitations. During the six months ended June 30, 2009, Income Portfolio and Limited Maturity Bond Portfolio invested in High Yield Fund. During the six months ended June 30, 2009, all Portfolios invested in Money Market Portfolio. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to the advisory fee which is charged to the Portfolio for its investment in High Yield Fund and Money Market Portfolio.

(D) Other Expenses – The Fund has entered into an accounting and administrative services agreement with the Adviser to provide certain accounting and administrative personnel and services to the Portfolios. For the six months ended June 30, 2009, the Adviser received aggregate fees for accounting and administrative personnel and services of $2,966,630 from the Fund.

Each Director is eligible to participate in a deferred compensation plan with respect to fees received from the Fund. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the portfolios of Thrivent Mutual Funds. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected portfolios of Thrivent Mutual Funds. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Directors not participating in the above plan received $122,102 in fees from the Fund for the six months ended June 30, 2009. No remuneration has been paid by the Fund to any of the officers or affiliated Directors of the Fund. In addition, the Fund reimbursed unaffiliated Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund.

(E) Indirect Expenses – Some Portfolios invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Portfolio’s expense ratio. The Portfolio indirectly bears its proportionate share of the annualized weighted average expense ratio for the underlying funds in which it invests.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax-basis, and components of distributable earnings, are finalized. Therefore, as of June 30, 2009, tax-basis balances have not been determined.

At December 31, 2008, the following Porfolios had accumulated net realized capital loss carryovers expiring as follows:

Portfolio	Capital Loss Carryover	Expiration Year
Technology	11,378,393	2016

	$11,378,393

Partner Healthcare	63,868	2016

	$63,868

Partner Natural Resources	19,375	2016

	$19,375

Partner Emerging Markets	63,274	2016

	$63,274

Real Estate Securities	8,066,759	2016

	$8,066,759

Partner Utilities	375,164	2016

	$375,164

Partner Small Cap Growth	34,011,452	2016

	$34,011,452

Small Cap Stock	60,076,135	2016

	$60,076,135

Mid Cap Growth II	967,037	2016

	$967,037

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of June 30, 2009

(unaudited)

(4) TAX INFORMATION – CONTINUED

Portfolio	Capital Loss Carryover	Expiration Year
Mid Cap Growth	22,824,794	2009
	10,809,135	2010
	252,495	2016

	$33,886,424

Partner Mid Cap Value	16,998,457	2016

	$16,998,457

Mid Cap Stock	90,742,741	2016

	$90,742,741

Partner Worldwide Allocation	8,058,363	2016

	$8,058,363

Partner International Stock	9,506,834	2009
	2,858,197	2010
	103,512,513	2016

	$115,877,544

Partner Socially Responsible Stock	99,213	2016

	$99,213

Partner All Cap Growth	536,343	2016

	$536,343

Partner All Cap Value	499,329	2016

	$499,329

Partner All Cap	12,922,307	2016

	$12,922,307

Large Cap Growth II	1,615,414	2016

	$1,615,414

Large Cap Growth	790,945	2009
	724,404,403	2010
	198,356,425	2011
	163,432,783	2016

	$1,086,984,556

Partner Growth Stock	1,995,784	2016

	$1,995,784

Large Cap Value	71,155,534	2016

	$71,155,534

Large Cap Stock	94,107,202	2016

	$94,107,202

Equity Income Plus	5,806,765	2016

	$5,806,765

High Yield	288,927,133	2009
	184,350,285	2010
	364,926,135	2011
	30,516,064	2012
	10,993,224	2013
	560,014	2014
	42,742,264	2016

	$923,015,119

Diversified Income Plus	3,470,883	2009
	2,850,377	2010
	9,888,303	2016

	$16,209,563

Income	2,082,528	2014
	39,514,415	2016

	$41,596,943

Bond Index	3,724,141	2014
	103,719	2015

	$3,827,860

Limited Maturity Bond	2,108,299	2013
	1,181,750	2014
	1,010,934	2015
	10,441,148	2016

	$14,742,131

Mortgage Securities	890,110	2014

	$890,110

Money Market	3,442	2015
	30,902	2016

	$34,344

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

The following Portfolios deferred, on a tax basis, the following post-October 2008 losses:

Portfolio	Post-October Loss
Moderately Aggressive Allocation	$388,794
Moderate Allocation	3,715,725
Moderately Conservative Allocation	2,207,080
Technology	835,927
Partner Healthcare	64,815
Partner Natural Resources	55,071
Partner Emerging Markets	268,709
Real Estate Securities	542,139
Partner Utilities	22,868
Partner Small Cap Growth	15,922,461
Partner Small Cap Value	243,032
Small Cap Stock	49,854,209
Small Cap Index	4,359,823
Mid Cap Growth II	802,728
Mid Cap Growth	27,204,445
Partner Mid Cap Value	7,923,634
Mid Cap Stock	16,784,992
Partner Worldwide Allocation	4,844,901
Partner International Stock	62,964,622
Partner Socially Responsible Stock	181,300
Partner All Cap Growth	277,647
Partner All Cap Value	626,266
Partner All Cap	8,383,199
Large Cap Growth II	496,162
Large Cap Growth	129,778,694

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of June 30, 2009

(unaudited)

(4) TAX INFORMATION – CONTINUED

Portfolio	Post-October Loss
Partner Growth Stock	4,750,102
Large Cap Value	17,805,726
Large Cap Stock	32,529,335
Large Cap Index	965,084
Equity Income Plus	3,360,800
Balanced	377,351
High Yield	10,092,262
Diversified Income Plus	5,208,131
Income	1,938,672
Bond Index	143,510
Limited Maturity Bond	4,143,639

These amounts are deferred for tax purposes and deemed to occur in the fiscal year ended December 31, 2009.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the six months ended June 30, 2009, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$12,398	$6,407
Moderately Aggressive Allocation	54,645	16,167
Moderate Allocation	86,272	36,834
Moderately Conservative Allocation	39,738	6,363
Technology	18,847	25,249
Partner Healthcare	5,491	2,873
Partner Natural Resources	2,685	70
Partner Emerging Markets	502	820
Real Estate Securities	27,443	21,634
Partner Utilities	1,146	525
Partner Small Cap Growth	65,116	64,416
Partner Small Cap Value	16,350	17,118
Small Cap Stock	383,826	391,372
Small Cap Index	10,644	27,811
Mid Cap Growth II	31,631	32,326
Mid Cap Growth	93,643	110,392
Partner Mid Cap Value	67,143	67,948
Mid Cap Stock	120,171	130,950
Mid Cap Index	7,258	12,216
Partner Worldwide Allocation	83,113	50,535
Partner International Stock	310,778	328,204
Partner Socially Responsible Stock	518	564
Partner All Cap Growth	1,713	678
Partner All Cap Value	2,414	2,118
Partner All Cap	63,745	67,904
Large Cap Growth II	396,589	397,522
Large Cap Growth	944,139	1,005,285
Partner Growth Stock	14,813	19,492
Large Cap Value	365,574	374,148
Large Cap Stock	393,410	414,088
Large Cap Index	7,212	35,704
Equity Income Plus	34,610	32,092
Balanced	5,787	19,152
High Yield	183,399	162,465
Diversified Income Plus	29,110	36,983
Partner Socially Responsible Bond	4,430	4,618
Income	416,952	475,630
Bond Index	1,497	18,840
Limited Maturity Bond	445,009	479,625
Mortgage Securities	—	6,178

Purchases and Sales of U.S. Government Securities were:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$1,501	$—
Moderately Aggressive Allocation	7,006	—
Moderate Allocation	9,008	—
Moderately Conservative Allocation	4,004	—
Partner Small Cap Growth	801	—
Small Cap Stock	1,001	—
Small Cap Index	500	—
Balanced	133,262	145,396
Partner Socially Responsible Bond	63	—
Income	559,650	562,583
Bond Index	324,548	332,815
Limited Maturity Bond	298,762	256,420
Mortgage Securities	114,536	118,311

(B) Investments in Restricted Securities – Certain Portfolios may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of June 30, 2009, the following Portfolios held restricted securities:

Portfolio	Number of Securities	Percent of Fund’s Net Assets
Partner Worldwide Allocation	1	0.01%
Balanced	4	1.53%
High Yield	7	2.52%
Diversified Income Plus	4	2.65%
Partner Socially Responsible Bond	1	0.12%
Income	9	2.15%
Bond Index	4	2.83%
Limited Maturity Bond	7	1.90%
Mortgage Securities	2	4.23%

The Portfolios have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Portfolio invests primarily in high-yielding fixed income securities. Each of the other Portfolios, except Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of June 30, 2009

(unaudited)

(5) SECURITY TRANSACTIONS – CONTINUED

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(E) Written Option Contracts – The number of contracts and premium amounts associated with covered call option contracts written during the six months ended June 30, 2009, were as follows:

	Number of Contracts	Premium Amount
Partner All Cap Value
Balance at December 31, 2008	—	$—
Opened	63	5,505
Closed	(57)	(4,899)
Expired	(2)	(72)
Exercised	(4)	(533)

Balance at June 30, 2009	—	$—

Large Cap Growth II
Balance at December 31, 2008	—	$—
Opened	7,835	1,159,121
Closed	(3,538)	(717,699)
Expired	(2,601)	(166,226)
Exercised	(729)	(228,786)

Balance at June 30, 2009	967	$46,409

Large Cap Growth
Balance at December 31, 2008	—	$—
Opened	16,495	2,112,839
Closed	(6,869)	(1,223,618)
Expired	(5,571)	(341,141)
Exercised	(1,610)	(430,737)

Balance at June 30, 2009	2,445	$117,342

Large Cap Stock
Balance at December 31, 2008	—	$—
Opened	4,977	737,773
Closed	(2,181)	(451,050)
Expired	(1,599)	(98,752)
Exercised	(576)	(158,168)

Balance at June 30, 2009	621	$29,803

Equity Income Plus
Balance at December 31, 2008	50	$26,738
Opened	905	581,386
Closed	(920)	(590,783)
Expired	(10)	(6,473)
Exercised	—	—

Balance at June 30, 2009	25	$10,869

Diversified Income Plus
Balance at December 31, 2008	—	$—
Opened	256	135,376
Closed	(241)	(128,855)
Expired	—	—
Exercised	—	—

Balance at June 30, 2009	15	$6,521

Limited Maturity Bond
Balance at December 31, 2008	—	$—
Opened	2,870	1,959,515
Closed	(2,540)	(1,895,193)
Expired	(220)	(30,278)
Exercised	—	—

Balance at June 30, 2009	110	$34,045

Mortgage Securities
Balance at December 31, 2008	—	$—
Opened	75	47,853
Closed	(67)	(46,237)
Expired	(5)	(688)
Exercised	—	—

Balance at June 30, 2009	3	$928

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Directors and/ or common officers complies with Rule 17a-7 of the Investment Company Act of 1940. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2009, the Portfolios engaged in purchases and sales of securities of $6,554,247 and $251,569,133, respectively.

THRIVENT SERIES FUND, INC.

Notes to Financial Statements

As of June 30, 2009

(unaudited)

(7) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Portfolio are currently sold only to separate accounts of Thrivent Financial, Thrivent Life and retirement plans sponsored by Thrivent Financial.

Authorized capital stock consists of ten billion shares as follows:

Portfolio	Shares Authorized	Par Value
Aggressive Allocation	300,000,000	$0.01
Moderately Aggressive Allocation	350,000,000	0.01
Moderate Allocation	350,000,000	0.01
Moderately Conservative Allocation	300,000,000	0.01
Technology	100,000,000	0.01
Partner Healthcare	200,000,000	0.01
Partner Natural Resources	200,000,000	0.01
Partner Emerging Markets	200,000,000	0.01
Real Estate Securities	200,000,000	0.01
Partner Utilities	200,000,000	0.01
Partner Small Cap Growth	200,000,000	0.01
Partner Small Cap Value	200,000,000	0.01
Small Cap Stock	200,000,000	0.01
Small Cap Index	200,000,000	0.01
Mid Cap Growth II	200,000,000	0.01
Mid Cap Growth	200,000,000	0.01
Partner Mid Cap Value	200,000,000	0.01
Mid Cap Stock	200,000,000	0.01
Mid Cap Index	200,000,000	0.01
Partner Worldwide Allocation	200,000,000	0.01
Partner International Stock	250,000,000	0.01
Partner Socially Responsible Stock	200,000,000	0.01
Partner All Cap Growth	200,000,000	0.01
Partner All Cap Value	200,000,000	0.01
Partner All Cap	200,000,000	0.01
Large Cap Growth II	200,000,000	0.01
Large Cap Growth	300,000,000	0.01
Partner Growth Stock	200,000,000	0.01
Large Cap Value	200,000,000	0.01
Large Cap Stock	250,000,000	0.01
Large Cap Index	200,000,000	0.01
Equity Income Plus	200,000,000	0.01
Balanced	200,000,000	0.01
High Yield	300,000,000	0.01
Diversified Income Plus	200,000,000	0.01
Partner Socially Responsible Bond	200,000,000	0.01
Income	300,000,000	0.01
Bond Index	200,000,000	0.01
Limited Maturity Bond	200,000,000	0.01
Mortgage Securities	200,000,000	0.01
Money Market	1,200,000,000	0.01

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Series Fund, Inc.

Financial Highlights

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION PORTFOLIO
Period Ended 06/30/09 (unaudited)	$8.51	$—	$0.55	$0.55	$—	$—
Year Ended 12/31/08	14.09	0.25	(5.34)	(5.09)	(0.18)	(0.31)
Year Ended 12/31/07	13.01	0.13	1.09	1.22	(0.08)	(0.06)
Year Ended 12/31/06	11.44	0.07	1.50	1.57	—	—
Year Ended 12/31/05 (c)	10.00	—	1.44	1.44	—	—
MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Period Ended 06/30/09 (unaudited)	8.64	0.05	0.56	0.61	—	—
Year Ended 12/31/08	13.48	0.33	(4.71)	(4.38)	(0.23)	(0.23)
Year Ended 12/31/07	12.66	0.18	0.80	0.98	(0.11)	(0.05)
Year Ended 12/31/06	11.19	0.12	1.35	1.47	—	—
Year Ended 12/31/05 (c)	10.00	0.02	1.19	1.21	(0.02)	—
MODERATE ALLOCATION PORTFOLIO
Period Ended 06/30/09 (unaudited)	8.92	0.09	0.55	0.64	—	—
Year Ended 12/31/08	12.82	0.37	(3.83)	(3.46)	(0.27)	(0.17)
Year Ended 12/31/07	12.22	0.24	0.58	0.82	(0.15)	(0.07)
Year Ended 12/31/06	10.96	0.18	1.08	1.26	—	—
Year Ended 12/31/05 (c)	10.00	0.04	0.96	1.00	(0.04)	—
MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Period Ended 06/30/09 (unaudited)	9.27	0.10	0.54	0.64	—	—
Year Ended 12/31/08	12.08	0.37	(2.80)	(2.43)	(0.29)	(0.09)
Year Ended 12/31/07	11.69	0.27	0.39	0.66	(0.20)	(0.07)
Year Ended 12/31/06	10.68	0.23	0.78	1.01	—	—
Year Ended 12/31/05 (c)	10.00	0.06	0.68	0.74	(0.06)	—
TECHNOLOGY PORTFOLIO
Period Ended 06/30/09 (unaudited)	3.63	(0.01)	0.94	0.93	—	—
Year Ended 12/31/08	8.24	—	(3.59)	(3.59)	—	(1.02)
Year Ended 12/31/07	7.67	(0.01)	0.85	0.84	—	(0.27)
Year Ended 12/31/06	7.53	(0.02)	0.26	0.24	—	(0.10)
Year Ended 12/31/05	7.28	(0.02)	0.29	0.27	(0.02)	—
Year Ended 12/31/04	6.94	0.02	0.32	0.34	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 29, 2005.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$—	$9.06	6.56%	$397.5	0.21%	0.63%	0.22%	0.62%	2%
(0.49)	8.51	(37.23)%	354.3	0.20%	2.45%	0.20%	2.45%	30%
(0.14)	14.09	9.33%	496.4	0.15%	1.17%	0.20%	1.12%	16%
—	13.01	13.77%	333.6	0.04%	0.88%	0.20%	0.72%	8%
—	11.44	14.45%	71.8	0.10%	0.11%	0.37%	(0.16)%	7%

—	9.25	7.03%	1,529.5	0.18%	1.83%	0.18%	1.83%	1%
(0.46)	8.64	(33.40)%	1,354.6	0.17%	3.36%	0.17%	3.36%	27%
(0.16)	13.48	7.74%	1,780.8	0.13%	1.86%	0.17%	1.82%	18%
—	12.66	13.15%	1,063.8	0.05%	1.58%	0.18%	1.44%	14%
(0.02)	11.19	12.12%	238.1	0.10%	0.69%	0.24%	0.55%	4%

—	9.56	7.17%	2,050.4	0.17%	2.78%	0.17%	2.78%	2%
(0.44)	8.92	(27.74)%	1,811.6	0.17%	3.91%	0.17%	3.91%	22%
(0.22)	12.82	6.75%	2,168.9	0.14%	2.68%	0.17%	2.65%	18%
—	12.22	11.52%	1,274.0	0.08%	2.29%	0.18%	2.19%	19%
(0.04)	10.96	9.98%	331.2	0.12%	1.29%	0.22%	1.19%	4%

—	9.91	6.96%	840.0	0.19%	3.19%	0.19%	3.19%	1%
(0.38)	9.27	(20.61)%	714.8	0.18%	4.09%	0.18%	4.09%	21%
(0.27)	12.08	5.59%	756.9	0.17%	3.36%	0.19%	3.34%	13%
—	11.69	9.53%	434.9	0.15%	2.94%	0.20%	2.89%	19%
(0.06)	10.68	7.40%	146.7	0.17%	2.12%	0.27%	2.02%	5%

—	4.56	25.41%	24.5	1.25%	(0.59)%	1.27%	(0.61)%	82%
(1.02)	3.63	(48.32)%	24.3	0.89%	(0.01)%	0.91%	(0.03)%	269%
(0.27)	8.24	11.08%	56.6	0.86%	(0.14)%	0.87%	(0.15)%	147%
(0.10)	7.67	3.26%	53.4	0.88%	(0.23)%	0.89%	(0.24)%	133%
(0.02)	7.53	3.72%	59.8	0.86%	(0.33)%	0.88%	(0.34)%	47%
—	7.28	4.85%	56.6	0.73%	0.35%	0.90%	0.18%	59%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital
PARTNER HEALTHCARE PORTFOLIO
Period Ended 06/30/09 (unaudited)	$8.94	$0.03	$0.59	$0.62	$—	$—	$—
Year Ended 12/31/08 (c)	10.00	—	(1.05)	(1.05)	(0.01)	—	—

PARTNER NATURAL RESOURCES PORTFOLIO
Period Ended 06/30/09 (unaudited)	5.72	0.01	0.93	0.94	—	—	—
Year Ended 12/31/08 (c)	10.00	0.01	(4.28)	(4.27)	(0.01)	—	—

PARTNER EMERGING MARKETS PORTFOLIO
Period Ended 06/30/09 (unaudited)	5.59	0.06	1.81	1.87	—	—	—
Year Ended 12/31/08 (c)	10.00	0.06	(4.42)	(4.36)	(0.05)	—	—

REAL ESTATE SECURITIES PORTFOLIO
Period Ended 06/30/09 (unaudited)	9.34	0.20	(1.21)	(1.01)	—	—	—
Year Ended 12/31/08	17.74	0.41	(6.35)	(5.94)	(0.74)	(1.46)	(0.26)
Year Ended 12/31/07	22.93	0.32	(3.84)	(3.52)	(0.30)	(1.37)	—
Year Ended 12/31/06	18.16	0.29	5.65	5.94	(0.29)	(0.88)	—
Year Ended 12/31/05	17.04	0.26	1.80	2.06	(0.24)	(0.70)	—
Year Ended 12/31/04	12.66	0.37	4.07	4.44	—	(0.06)	—

PARTNER UTILITIES PORTFOLIO
Period Ended 06/30/09 (unaudited)	6.93	0.10	(0.15)	(0.05)	—	—	—
Year Ended 12/31/08 (c)	10.00	0.12	(3.08)	(2.96)	(0.11)	—	—

PARTNER SMALL CAP GROWTH PORTFOLIO
Period Ended 06/30/09 (unaudited)	7.45	(0.01)	0.83	0.82	(0.01)	—	—
Year Ended 12/31/08	13.94	0.01	(5.77)	(5.76)	—	(0.73)	—
Year Ended 12/31/07	13.58	(0.04)	1.21	1.17	—	(0.81)	—
Year Ended 12/31/06	12.11	(0.05)	1.57	1.52	—	(0.05)	—
Year Ended 12/31/05	12.33	(0.06)	0.50	0.44	—	(0.66)	—
Year Ended 12/31/04	11.07	(0.07)	1.33	1.26	—	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights - continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$—	$9.56	6.94%	$10.5	1.39%	0.89%	2.30%	(0.02)%	36%
(0.01)	8.94	(10.48)%	7.1	1.39%	(0.09)%	2.12%	(0.83)%	40%

—	6.66	16.38%	12.2	1.19%	0.29%	2.09%	(0.61)%	1%
(0.01)	5.72	(42.68)%	6.6	1.19%	0.23%	1.87%	(0.45)%	1%

—	7.46	33.40%	6.6	1.50%	1.98%	3.33%	0.15%	9%
(0.05)	5.59	(43.58)%	5.3	1.50%	1.18%	2.68%	0.00%	25%

—	8.33	(10.87)%	172.9	0.92%	5.33%	0.93%	5.32%	14%
(2.46)	9.34	(37.24)%	197.4	0.85%	2.74%	0.86%	2.73%	45%
(1.67)	17.74	(16.80)%	326.4	0.86%	1.60%	0.86%	1.60%	71%
(1.17)	22.93	34.18%	367.9	0.84%	1.41%	0.86%	1.40%	69%
(0.94)	18.16	13.25%	274.6	0.86%	1.88%	0.87%	1.87%	83%
(0.06)	17.04	35.19%	175.0	0.79%	2.60%	0.90%	2.49%	119%

—	6.88	(0.78)%	5.2	0.90%	3.32%	3.40%	0.83%	13%
(0.11)	6.93	(29.57)%	4.4	0.90%	2.55%	2.31%	1.14%	22%

(0.01)	8.26	11.07%	125.1	1.04%	(0.25)%	1.16%	(0.37)%	63%
(0.73)	7.45	(43.23)%	112.5	0.98%	0.08%	1.09%	(0.04)%	199%
(0.81)	13.94	8.52%	167.6	0.99%	(0.32)%	1.10%	(0.42)%	98%
(0.05)	13.58	12.59%	107.4	0.99%	(0.42)%	1.12%	(0.55)%	113%
(0.66)	12.11	3.96%	64.7	0.99%	(0.60)%	1.17%	(0.78)%	104%
—	12.33	11.32%	53.9	1.00%	(0.69)%	1.19%	(0.88)%	255%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER SMALL CAP VALUE PORTFOLIO
Period Ended 06/30/09 (unaudited)	$12.07	$0.07	$0.27	$0.34	$(0.03)	$(0.01)
Year Ended 12/31/08	18.44	0.13	(4.85)	(4.72)	(0.20)	(1.45)
Year Ended 12/31/07	19.57	0.11	(0.21)	(0.10)	(0.07)	(0.96)
Year Ended 12/31/06	16.82	0.08	3.45	3.53	(0.04)	(0.74)
Year Ended 12/31/05	16.56	0.07	0.71	0.78	(0.04)	(0.48)
Year Ended 12/31/04	13.73	0.07	2.95	3.02	—	(0.19)

SMALL CAP STOCK PORTFOLIO
Period Ended 06/30/09 (unaudited)	8.49	0.03	(0.27)	(0.24)	(0.02)	—
Year Ended 12/31/08	15.48	0.06	(5.34)	(5.28)	(0.13)	(1.58)
Year Ended 12/31/07	15.43	0.10	0.88	0.98	(0.05)	(0.88)
Year Ended 12/31/06	14.62	0.05	1.78	1.83	(0.02)	(1.00)
Year Ended 12/31/05	14.74	0.02	1.16	1.18	(0.01)	(1.29)
Year Ended 12/31/04	12.34	0.01	2.56	2.57	—	(0.17)

SMALL CAP INDEX PORTFOLIO
Period Ended 06/30/09 (unaudited)	10.54	0.07	(0.01)	0.06	(0.22)	(1.89)
Year Ended 12/31/08	19.21	0.22	(5.15)	(4.93)	(0.20)	(3.54)
Year Ended 12/31/07	21.55	0.24	(0.11)	0.13	(0.14)	(2.33)
Year Ended 12/31/06	19.41	0.17	2.64	2.81	(0.14)	(0.53)
Year Ended 12/31/05	19.26	0.15	1.18	1.33	(0.13)	(1.05)
Year Ended 12/31/04	15.83	0.13	3.36	3.49	(0.06)	—

MID CAP GROWTH PORTFOLIO II
Period Ended 06/30/09 (unaudited)	5.65	—	1.17	1.17	—	—
Year Ended 12/31/08	11.42	0.01	(4.37)	(4.36)	(0.03)	(1.38)
Year Ended 12/31/07	11.37	0.03	2.13	2.16	(0.06)	(2.05)
Year Ended 12/31/06	10.60	0.06	0.85	0.91	(0.02)	(0.12)
Year Ended 12/31/05	9.53	0.02	1.05	1.07	—	—
Year Ended 12/31/04	8.19	—	1.34	1.34	—	—

MID CAP GROWTH PORTFOLIO
Period Ended 06/30/09 (unaudited)	9.55	0.02	1.95	1.97	—	—
Year Ended 12/31/08	20.18	0.10	(7.19)	(7.09)	(0.18)	(3.36)
Year Ended 12/31/07	17.59	0.08	3.38	3.46	(0.08)	(0.79)
Year Ended 12/31/06	16.21	0.08	1.32	1.40	(0.02)	—
Year Ended 12/31/05	14.57	0.02	1.62	1.64	—	—
Year Ended 12/31/04	13.08	—	1.49	1.49	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.04)	$12.37	2.86%	$169.7	0.91%	1.25%	0.92%	1.25%	11%
(1.65)	12.07	(27.05)%	167.9	0.86%	1.08%	0.87%	1.07%	31%
(1.03)	18.44	(1.03)%	185.6	0.86%	0.68%	0.87%	0.66%	29%
(0.78)	19.57	21.50%	163.6	0.86%	0.52%	0.88%	0.51%	25%
(0.52)	16.82	4.89%	106.2	0.88%	0.51%	0.89%	0.49%	37%
(0.19)	16.56	22.26%	77.5	0.80%	0.51%	0.99%	0.32%	106%

(0.02)	8.23	(2.76)%	276.1	0.79%	0.68%	0.80%	0.67%	153%
(1.71)	8.49	(37.52)%	288.1	0.73%	0.66%	0.75%	0.64%	286%
(0.93)	15.48	6.14%	399.9	0.72%	0.66%	0.74%	0.65%	126%
(1.02)	15.43	12.79%	406.7	0.73%	0.33%	0.74%	0.32%	94%
(1.30)	14.62	8.81%	290.2	0.74%	0.20%	0.76%	0.19%	113%
(0.17)	14.74	20.94%	216.8	0.76%	0.06%	0.78%	0.04%	93%

(2.11)	8.49	0.70%	176.3	0.50%	1.21%	0.50%	1.21%	7%
(3.74)	10.54	(31.07)%	192.2	0.42%	1.28%	0.42%	1.28%	31%
(2.47)	19.21	(0.50)%	357.9	0.39%	1.00%	0.39%	0.99%	16%
(0.67)	21.55	14.72%	439.8	0.39%	0.71%	0.39%	0.71%	14%
(1.18)	19.41	7.32%	473.7	0.39%	0.75%	0.39%	0.75%	14%
(0.06)	19.26	22.10%	485.9	0.34%	0.80%	0.39%	0.75%	21%

—	6.82	20.73%	97.1	0.64%	0.04%	1.07%	(0.40)%	40%
(1.41)	5.65	(42.71)%	80.8	0.56%	0.30%	1.07%	(0.22)%	104%
(2.11)	11.42	19.80%	32.4	0.59%	0.18%	1.11%	(0.33)%	81%
(0.14)	11.37	8.60%	31.7	0.39%	0.44%	1.11%	(0.28)%	147%
—	10.60	11.22%	38.2	0.39%	0.17%	1.10%	(0.54)%	136%
—	9.53	16.41%	38.4	0.47%	(0.04)%	1.16%	(0.73)%	227%

—	11.52	20.61%	306.7	0.50%	0.33%	0.51%	0.33%	35%
(3.54)	9.55	(41.13)%	275.1	0.44%	0.54%	0.45%	0.52%	82%
(0.87)	20.18	19.92%	669.8	0.44%	0.35%	0.45%	0.34%	80%
(0.02)	17.59	8.63%	654.9	0.45%	0.40%	0.45%	0.40%	149%
—	16.21	11.27%	747.5	0.45%	0.11%	0.45%	0.11%	135%
—	14.57	11.36%	784.9	0.45%	0.00%	0.46%	(0.01)%	150%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER MID CAP VALUE PORTFOLIO
Period Ended 06/30/09 (unaudited)	$8.25	$0.06	$0.35	$0.41	$(0.02)	$—
Year Ended 12/31/08	13.41	0.08	(4.61)	(4.53)	(0.18)	(0.45)
Year Ended 12/31/07	13.06	0.14	0.28	0.42	—	(0.07)
Year Ended 12/31/06	11.48	0.10	1.70	1.80	(0.10)	(0.12)
Year Ended 12/31/05 (c)	10.00	0.04	1.51	1.55	(0.04)	(0.03)

MID CAP STOCK PORTFOLIO
Period Ended 06/30/09 (unaudited)	7.08	0.02	0.82	0.84	(0.01)	—
Year Ended 12/31/08	13.15	0.04	(5.08)	(5.04)	(0.12)	(0.91)
Year Ended 12/31/07	13.41	0.08	0.76	0.84	(0.12)	(0.98)
Year Ended 12/31/06	12.82	0.13	1.51	1.64	(0.05)	(1.00)
Year Ended 12/31/05	11.66	0.05	1.76	1.81	(0.02)	(0.63)
Year Ended 12/31/04	10.04	0.02	1.70	1.72	—	(0.10)

MID CAP INDEX PORTFOLIO
Period Ended 06/30/09 (unaudited)	8.31	0.07	0.61	0.68	(0.18)	(0.60)
Year Ended 12/31/08	15.20	0.19	(5.02)	(4.83)	(0.19)	(1.87)
Year Ended 12/31/07	15.05	0.20	1.00	1.20	(0.15)	(0.90)
Year Ended 12/31/06	14.43	0.18	1.20	1.38	(0.14)	(0.62)
Year Ended 12/31/05	13.34	0.14	1.44	1.58	(0.07)	(0.42)
Year Ended 12/31/04	11.53	0.08	1.74	1.82	—	(0.01)

PARTNER WORLDWIDE ALLOCATION PORTFOLIO
Period Ended 06/30/09 (unaudited)	6.03	0.08	0.40	0.48	—	—
Year Ended 12/31/08 (d)	10.00	0.07	(3.98)	(3.91)	(0.06)	—

PARTNER INTERNATIONAL STOCK PORTFOLIO
Period Ended 06/30/09 (unaudited)	8.18	0.14	0.04	0.18	(0.01)	—
Year Ended 12/31/08	17.26	0.33	(6.56)	(6.23)	(0.68)	(2.17)
Year Ended 12/31/07	16.32	0.36	1.37	1.73	(0.24)	(0.55)
Year Ended 12/31/06	13.63	0.23	2.67	2.90	(0.21)	—
Year Ended 12/31/05	12.12	0.17	1.48	1.65	(0.14)	—
Year Ended 12/31/04	10.62	0.13	1.52	1.65	(0.15)	—

PARTNER SOCIALLY RESPONSIBLE STOCK PORTFOLIO
Period Ended 06/30/09 (unaudited)	6.48	0.03	0.69	0.72	—	—
Year Ended 12/31/08 (d)	10.00	0.02	(3.52)	(3.50)	(0.02)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 29, 2005.
(d)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.02)	$8.64	4.94%	$131.7	0.88%	1.46%	0.88%	1.46%	58%
(0.63)	8.25	(35.05)%	123.3	0.83%	1.41%	0.85%	1.39%	97%
(0.07)	13.41	3.16%	95.0	0.89%	1.24%	0.90%	1.23%	85%
(0.22)	13.06	15.72%	54.9	0.96%	1.07%	0.98%	1.05%	57%
(0.07)	11.48	15.44%	21.2	1.25%	0.88%	1.49%	0.63%	30%

(0.01)	7.91	11.75%	421.8	0.74%	0.70%	0.75%	0.69%	33%
(1.03)	7.08	(40.75)%	379.9	0.72%	0.81%	0.73%	0.80%	234%
(1.10)	13.15	5.70%	387.9	0.72%	0.70%	0.74%	0.69%	215%
(1.05)	13.41	13.41%	363.8	0.73%	1.26%	0.75%	1.24%	184%
(0.65)	12.82	16.37%	224.2	0.76%	0.62%	0.78%	0.60%	124%
(0.10)	11.66	17.24%	111.7	0.68%	0.26%	0.82%	0.12%	126%

(0.78)	8.21	8.23%	74.1	0.61%	1.47%	0.62%	1.46%	11%
(2.06)	8.31	(36.29)%	75.1	0.46%	1.33%	0.46%	1.32%	24%
(1.05)	15.20	7.63%	146.2	0.43%	1.16%	0.43%	1.15%	20%
(0.76)	15.05	9.81%	159.8	0.43%	1.10%	0.43%	1.10%	11%
(0.49)	14.43	12.34%	171.5	0.43%	1.08%	0.44%	1.07%	19%
(0.01)	13.34	15.75%	135.4	0.45%	0.77%	0.46%	0.76%	23%

—	6.51	8.00%	153.9	1.00%	3.37%	1.28%	3.09%	48%
(0.06)	6.03	(39.09)%	105.9	1.00%	2.17%	1.25%	1.92%	49%

(0.01)	8.35	2.26%	750.7	0.87%	3.75%	0.93%	3.69%	46%
(2.85)	8.18	(41.10)%	778.1	0.81%	2.54%	0.89%	2.46%	70%
(0.79)	17.26	10.57%	1,443.8	0.81%	2.11%	0.88%	2.04%	113%
(0.21)	16.32	21.50%	1,341.8	0.89%	1.51%	0.89%	1.51%	50%
(0.14)	13.63	13.71%	1,055.9	0.94%	1.58%	0.94%	1.58%	46%
(0.15)	12.12	15.65%	721.0	0.94%	1.18%	0.94%	1.18%	63%

—	7.20	11.08%	3.4	0.98%	0.77%	4.40%	(2.64)%	17%
(0.02)	6.48	(34.98)%	3.2	0.98%	0.30%	2.19%	(0.92)%	32%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER ALL CAP GROWTH PORTFOLIO
Period Ended 06/30/09 (unaudited)	$5.34	$—	$0.98	$0.98	$—	$—
Year Ended 12/31/08 (c)	10.00	(0.01)	(4.65)	(4.66)	—	—

PARTNER ALL CAP VALUE PORTFOLIO
Period Ended 06/30/09 (unaudited)	5.47	0.07	0.81	0.88	—	—
Year Ended 12/31/08 (c)	10.00	0.08	(4.51)	(4.43)	(0.10)	—

PARTNER ALL CAP PORTFOLIO
Period Ended 06/30/09 (unaudited)	6.10	0.03	0.30	0.33	(0.09)	—
Year Ended 12/31/08	13.00	0.09	(5.05)	(4.96)	(0.08)	(1.86)
Year Ended 12/31/07	12.03	0.07	2.28	2.35	(0.06)	(1.32)
Year Ended 12/31/06	10.47	0.06	1.55	1.61	(0.05)	—
Year Ended 12/31/05	8.89	0.05	1.58	1.63	(0.05)	—
Year Ended 12/31/04	7.83	0.04	1.03	1.07	(0.01)	—

LARGE CAP GROWTH PORTFOLIO II
Period Ended 06/30/09 (unaudited)	5.85	0.03	0.79	0.82	—	—
Year Ended 12/31/08	11.96	0.02	(4.49)	(4.47)	(0.06)	(1.58)
Year Ended 12/31/07	11.00	0.06	1.71	1.77	(0.08)	(0.73)
Year Ended 12/31/06	10.37	0.07	0.63	0.70	(0.06)	(0.01)
Year Ended 12/31/05	9.77	0.06	0.62	0.68	(0.08)	—
Year Ended 12/31/04	9.08	0.08	0.61	0.69	—	—

LARGE CAP GROWTH PORTFOLIO
Period Ended 06/30/09 (unaudited)	10.96	0.06	1.51	1.57	—	—
Year Ended 12/31/08	19.23	0.18	(8.26)	(8.08)	(0.19)	—
Year Ended 12/31/07	16.64	0.12	2.67	2.79	(0.20)	—
Year Ended 12/31/06	15.67	0.09	0.96	1.05	(0.08)	—
Year Ended 12/31/05	14.76	0.08	0.95	1.03	(0.12)	—
Year Ended 12/31/04	13.78	0.11	0.94	1.05	(0.07)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$—	$6.32	18.36%	$3.9	1.00%	(0.11)%	5.25%	(4.36)%	26%
—	5.34	(46.57)%	2.4	1.00%	(0.14)%	2.64%	(1.79)%	62%

—	6.35	15.92%	3.1	0.98%	2.98%	5.93%	(1.97)%	93%
(0.10)	5.47	(44.21)%	2.5	0.98%	1.43%	2.80%	(0.40)%	168%

(0.09)	6.34	5.46%	54.5	1.07%	0.90%	1.28%	0.70%	124%
(1.94)	6.10	(42.91)%	56.2	0.86%	0.84%	1.07%	0.64%	260%
(1.38)	13.00	20.37%	117.6	0.84%	0.61%	1.05%	0.41%	169%
(0.05)	12.03	15.47%	96.5	0.85%	0.51%	1.05%	0.31%	162%
(0.05)	10.47	18.33%	82.2	0.95%	0.62%	1.08%	0.49%	150%
(0.01)	8.89	13.64%	59.7	0.95%	0.55%	1.13%	0.37%	172%

—	6.67	13.91%	350.9	0.52%	0.94%	0.88%	0.59%	131%
(1.64)	5.85	(41.92)%	309.0	0.62%	0.90%	1.03%	0.49%	149%
(0.81)	11.96	16.47%	34.0	0.65%	0.39%	1.06%	(0.01)%	156%
(0.07)	11.00	6.78%	35.9	0.40%	0.57%	1.03%	(0.07)%	132%
(0.08)	10.37	7.08%	42.6	0.40%	0.55%	1.00%	(0.05)%	113%
—	9.77	7.56%	43.9	0.38%	0.87%	1.08%	0.17%	177%

—	12.53	14.32%	883.0	0.46%	0.96%	0.47%	0.96%	118%
(0.19)	10.96	(42.00)%	844.5	0.44%	0.74%	0.45%	0.73%	177%
(0.20)	19.23	16.75%	2,553.5	0.44%	0.63%	0.45%	0.63%	163%
(0.08)	16.64	6.72%	2,331.7	0.45%	0.54%	0.45%	0.53%	141%
(0.12)	15.67	7.01%	2,375.0	0.45%	0.50%	0.45%	0.50%	111%
(0.07)	14.76	7.68%	2,448.2	0.45%	0.79%	0.45%	0.79%	104%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER GROWTH STOCK PORTFOLIO
Period Ended 06/30/09 (unaudited)	$6.96	$0.01	$1.05	$1.06	$(0.03)	$—
Year Ended 12/31/08	13.55	0.05	(5.29)	(5.24)	(0.09)	(1.26)
Year Ended 12/31/07	13.08	0.08	1.14	1.22	(0.07)	(0.68)
Year Ended 12/31/06	11.86	0.07	1.45	1.52	(0.02)	(0.28)
Year Ended 12/31/05	11.21	0.02	0.68	0.70	(0.05)	—
Year Ended 12/31/04	10.19	0.07	0.95	1.02	—	—

LARGE CAP VALUE PORTFOLIO
Period Ended 06/30/09 (unaudited)	8.10	0.08	(0.18)	(0.10)	—	—
Year Ended 12/31/08	13.41	0.23	(4.66)	(4.43)	(0.43)	(0.45)
Year Ended 12/31/07	13.50	0.19	0.48	0.67	(0.17)	(0.59)
Year Ended 12/31/06	11.78	0.18	1.97	2.15	(0.14)	(0.29)
Year Ended 12/31/05	11.14	0.14	0.63	0.77	(0.13)	—
Year Ended 12/31/04	9.76	0.13	1.25	1.38	—	—

LARGE CAP STOCK PORTFOLIO
Period Ended 06/30/09 (unaudited)	6.11	0.04	0.21	0.25	—	—
Year Ended 12/31/08	11.04	0.15	(4.05)	(3.90)	(0.28)	(0.75)
Year Ended 12/31/07	10.54	0.12	0.68	0.80	(0.12)	(0.18)
Year Ended 12/31/06	9.62	0.13	0.99	1.12	(0.07)	(0.13)
Year Ended 12/31/05	9.28	0.07	0.42	0.49	(0.08)	(0.07)
Year Ended 12/31/04	8.56	0.10	0.62	0.72	—	—

LARGE CAP INDEX PORTFOLIO
Period Ended 06/30/09 (unaudited)	13.72	0.19	0.23	0.42	(0.45)	(0.82)
Year Ended 12/31/08	25.18	0.47	(8.99)	(8.52)	(0.50)	(2.44)
Year Ended 12/31/07	25.32	0.49	0.87	1.36	(0.44)	(1.06)
Year Ended 12/31/06	22.31	0.43	2.94	3.37	(0.36)	—
Year Ended 12/31/05	21.63	0.35	0.67	1.02	(0.34)	—
Year Ended 12/31/04	19.79	0.34	1.73	2.07	(0.23)	—

EQUITY INCOME PLUS PORTFOLIO
Period Ended 06/30/09 (unaudited)	6.89	0.08	(0.24)	(0.16)	—	—
Year Ended 12/31/08 (c)	10.00	0.15	(3.11)	(2.96)	(0.15)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.03)	$7.99	15.22%	$53.4	1.01%	0.14%	1.12%	0.03%	30%
(1.35)	6.96	(42.13)%	52.1	0.82%	0.34%	0.92%	0.23%	44%
(0.75)	13.55	9.28%	118.1	0.80%	0.59%	0.91%	0.48%	55%
(0.30)	13.08	13.17%	116.7	0.79%	0.55%	0.90%	0.44%	39%
(0.05)	11.86	6.32%	120.4	0.90%	0.23%	0.90%	0.22%	42%
—	11.21	9.95%	107.4	0.80%	0.64%	0.92%	0.52%	33%

—	8.00	(1.12)%	639.9	0.66%	2.19%	0.66%	2.18%	63%
(0.88)	8.10	(34.33)%	664.1	0.64%	2.16%	0.65%	2.16%	53%
(0.76)	13.41	4.70%	1,004.9	0.64%	1.68%	0.65%	1.67%	37%
(0.43)	13.50	18.72%	771.7	0.64%	1.65%	0.65%	1.64%	43%
(0.13)	11.78	7.02%	514.5	0.65%	1.53%	0.65%	1.52%	53%
—	11.14	14.13%	351.2	0.66%	1.52%	0.66%	1.52%	51%

—	6.36	4.16%	499.8	0.72%	1.50%	0.73%	1.49%	90%
(1.03)	6.11	(37.68)%	497.4	0.66%	1.42%	0.67%	1.41%	100%
(0.30)	11.04	7.57%	1,060.1	0.65%	1.31%	0.66%	1.30%	114%
(0.20)	10.54	11.95%	829.3	0.67%	1.45%	0.68%	1.44%	77%
(0.15)	9.62	5.31%	602.4	0.71%	0.95%	0.72%	0.94%	60%
—	9.28	8.49%	442.9	0.72%	1.16%	0.73%	1.15%	68%

(1.27)	12.87	3.06%	296.1	0.45%	2.32%	0.45%	2.32%	3%
(2.94)	13.72	(37.12)%	319.7	0.38%	2.01%	0.39%	2.00%	8%
(1.50)	25.18	5.17%	633.5	0.36%	1.64%	0.36%	1.64%	5%
(0.36)	25.32	15.36%	727.3	0.36%	1.59%	0.36%	1.59%	7%
(0.34)	22.31	4.75%	795.3	0.35%	1.54%	0.35%	1.54%	7%
(0.23)	21.63	10.56%	831.9	0.32%	1.70%	0.37%	1.65%	6%

—	6.73	(2.32)%	41.6	0.85%	2.64%	1.04%	2.45%	100%
(0.15)	6.89	(29.58)%	41.4	0.80%	2.74%	0.84%	2.71%	74%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
BALANCED PORTFOLIO
Period Ended 06/30/09 (unaudited)	$11.75	$0.22	$0.22	$0.44	$(0.55)	$(0.20)
Year Ended 12/31/08	17.16	0.56	(4.82)	(4.26)	(0.58)	(0.57)
Year Ended 12/31/07	16.77	0.57	0.35	0.92	(0.53)	—
Year Ended 12/31/06	15.48	0.50	1.22	1.72	(0.43)	—
Year Ended 12/31/05	15.28	0.42	0.16	0.58	(0.38)	—
Year Ended 12/31/04	14.45	0.37	0.78	1.15	(0.32)	—

HIGH YIELD PORTFOLIO
Period Ended 06/30/09 (unaudited)	3.48	0.18	0.58	0.76	(0.18)	—
Year Ended 12/31/08	4.84	0.37	(1.34)	(0.97)	(0.39)	—
Year Ended 12/31/07	5.11	0.40	(0.26)	0.14	(0.41)	—
Year Ended 12/31/06	5.01	0.40	0.10	0.50	(0.40)	—
Year Ended 12/31/05	5.22	0.41	(0.21)	0.20	(0.41)	—
Year Ended 12/31/04	5.14	0.42	0.08	0.50	(0.42)	—

DIVERSIFIED INCOME PLUS PORTFOLIO
Period Ended 06/30/09 (unaudited)	5.01	0.24	0.35	0.59	(0.45)	—
Year Ended 12/31/08	6.98	0.46	(2.00)	(1.54)	(0.43)	—
Year Ended 12/31/07	7.19	0.34	(0.41)	(0.07)	(0.14)	—
Year Ended 12/31/06	6.54	0.42	0.48	0.90	(0.25)	—
Year Ended 12/31/05	6.80	0.49	(0.26)	0.23	(0.49)	—
Year Ended 12/31/04	6.74	0.46	0.06	0.52	(0.46)	—

PARTNER SOCIALLY RESPONSIBLE BOND PORTFOLIO
Period Ended 06/30/09 (unaudited)	10.02	0.22	0.22	0.44	(0.19)	(0.32)
Year Ended 12/31/08 (c)	10.00	0.26	0.01	0.27	(0.25)	—

INCOME PORTFOLIO
Period Ended 06/30/09 (unaudited)	8.20	0.25	0.41	0.66	(0.25)	—
Year Ended 12/31/08	9.74	0.51	(1.53)	(1.02)	(0.52)	—
Year Ended 12/31/07	9.90	0.53	(0.17)	0.36	(0.52)	—
Year Ended 12/31/06	9.95	0.51	0.01	0.52	(0.51)	(0.06)
Year Ended 12/31/05	10.23	0.47	(0.24)	0.23	(0.47)	(0.04)
Year Ended 12/31/04	10.20	0.44	0.03	0.47	(0.44)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(C)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.75)	$11.44	3.65%	$258.1	0.44%	2.86%	0.45%	2.86%	54%
(1.15)	11.75	(26.06)%	280.0	0.39%	3.00%	0.41%	2.98%	133%
(0.53)	17.16	5.46%	488.4	0.38%	2.78%	0.39%	2.77%	121%
(0.43)	16.77	11.41%	566.1	0.38%	2.72%	0.39%	2.72%	127%
(0.38)	15.48	3.92%	663.5	0.37%	2.52%	0.38%	2.52%	130%
(0.32)	15.28	8.09%	748.7	0.33%	2.54%	0.37%	2.50%	119%

(0.18)	4.06	22.36%	709.1	0.46%	9.98%	0.47%	9.98%	27%
(0.39)	3.48	(21.19)%	597.2	0.43%	8.63%	0.45%	8.61%	50%
(0.41)	4.84	2.71%	774.6	0.45%	8.00%	0.45%	8.00%	69%
(0.40)	5.11	10.31%	847.0	0.45%	8.00%	0.45%	7.99%	66%
(0.41)	5.01	4.04%	802.6	0.45%	8.05%	0.45%	8.04%	53%
(0.42)	5.22	10.14%	884.5	0.45%	8.21%	0.45%	8.21%	71%

(0.45)	5.15	11.74%	74.6	0.66%	7.80%	0.67%	7.79%	43%
(0.43)	5.01	(23.30)%	75.0	0.51%	5.61%	0.52%	5.59%	115%
(0.14)	6.98	(0.99)%	131.3	0.48%	5.30%	0.50%	5.28%	168%
(0.25)	7.19	14.19%	108.1	0.51%	6.62%	0.52%	6.60%	170%
(0.49)	6.54	3.62%	94.0	0.49%	7.46%	0.51%	7.44%	66%
(0.46)	6.80	8.02%	105.1	0.49%	6.89%	0.51%	6.87%	91%

(0.51)	9.95	4.57%	6.7	0.68%	4.38%	2.45%	2.62%	86%
(0.25)	10.02	2.68%	6.8	0.68%	3.89%	1.66%	2.91%	60%

(0.25)	8.61	8.27%	1,144.8	0.45%	6.11%	0.45%	6.10%	90%
(0.52)	8.20	(10.85)%	1,097.1	0.44%	5.61%	0.45%	5.60%	160%
(0.52)	9.74	3.77%	1,418.3	0.44%	5.43%	0.45%	5.43%	228%
(0.57)	9.90	5.42%	1,081.8	0.45%	5.22%	0.45%	5.22%	303%
(0.51)	9.95	2.31%	924.3	0.45%	4.70%	0.45%	4.69%	259%
(0.44)	10.23	4.74%	985.1	0.45%	4.36%	0.45%	4.36%	207%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
BOND INDEX PORTFOLIO
Period Ended 06/30/09 (unaudited)	$9.72	$0.18	$—	$0.18	$(0.19)	$—
Year Ended 12/31/08	10.29	0.48	(0.56)	(0.08)	(0.49)	—
Year Ended 12/31/07	10.22	0.50	0.07	0.57	(0.50)	—
Year Ended 12/31/06	10.30	0.48	(0.08)	0.40	(0.48)	—
Year Ended 12/31/05	10.52	0.44	(0.22)	0.22	(0.44)	—
Year Ended 12/31/04	10.58	0.43	(0.02)	0.41	(0.43)	(0.04)

LIMITED MATURITY BOND PORTFOLIO
Period Ended 06/30/09 (unaudited)	8.79	0.19	0.41	0.60	(0.19)	—
Year Ended 12/31/08	9.84	0.42	(1.04)	(0.62)	(0.43)	—
Year Ended 12/31/07	9.92	0.47	(0.08)	0.39	(0.47)	—
Year Ended 12/31/06	9.92	0.44	—	0.44	(0.44)	—
Year Ended 12/31/05	10.09	0.37	(0.17)	0.20	(0.37)	—
Year Ended 12/31/04	10.21	0.29	(0.10)	0.19	(0.29)	(0.02)

MORTGAGE SECURITIES PORTFOLIO
Period Ended 06/30/09 (unaudited)	8.82	0.20	0.01	0.21	(0.15)	—
Year Ended 12/31/08	9.71	0.44	(0.91)	(0.47)	(0.42)	—
Year Ended 12/31/07	9.71	0.49	(0.01)	0.48	(0.48)	—
Year Ended 12/31/06	9.75	0.48	(0.04)	0.44	(0.48)	—
Year Ended 12/31/05	9.99	0.43	(0.24)	0.19	(0.43)	—
Year Ended 12/31/04	9.99	0.40	—	0.40	(0.39)	(0.01)

MONEY MARKET PORTFOLIO
Period Ended 06/30/09 (unaudited)	1.00	—	—	—	—	—
Year Ended 12/31/08	1.00	0.03	—	0.03	(0.03)	—
Year Ended 12/31/07	1.00	0.05	—	0.05	(0.05)	—
Year Ended 12/31/06	1.00	0.05	—	0.05	(0.05)	—
Year Ended 12/31/05	1.00	0.03	—	0.03	(0.03)	—
Year Ended 12/31/04	1.00	0.01	—	0.01	(0.01)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.19)	$9.71	1.94%	$155.6	0.47%	3.86%	0.48%	3.85%	185%
(0.49)	9.72	(0.82)%	174.6	0.39%	4.83%	0.43%	4.79%	346%
(0.50)	10.29	5.66%	215.2	0.40%	4.86%	0.43%	4.84%	331%
(0.48)	10.22	4.04%	237.8	0.41%	4.70%	0.42%	4.69%	352%
(0.44)	10.30	2.18%	272.4	0.40%	4.19%	0.41%	4.18%	360%
(0.47)	10.52	3.91%	275.6	0.40%	3.99%	0.41%	3.98%	349%

(0.19)	9.20	6.89%	983.9	0.45%	4.28%	0.45%	4.27%	79%
(0.43)	8.79	(6.46)%	925.9	0.44%	4.44%	0.45%	4.43%	121%
(0.47)	9.84	3.98%	973.8	0.44%	4.82%	0.45%	4.81%	128%
(0.44)	9.92	4.57%	665.6	0.44%	4.49%	0.45%	4.48%	137%
(0.37)	9.92	1.96%	454.1	0.45%	3.70%	0.46%	3.69%	267%
(0.31)	10.09	1.89%	316.2	0.46%	2.84%	0.46%	2.84%	219%

(0.15)	8.88	2.37%	30.0	0.94%	4.64%	0.94%	4.64%	308%
(0.42)	8.82	(4.96)%	35.2	0.67%	4.67%	0.67%	4.67%	721%
(0.48)	9.71	5.09%	49.8	0.65%	5.05%	0.65%	5.05%	731%
(0.48)	9.71	4.71%	57.8	0.62%	5.01%	0.62%	5.01%	740%
(0.43)	9.75	2.00%	66.9	0.61%	4.40%	0.62%	4.39%	703%
(0.40)	9.99	4.02%	57.4	0.49%	4.02%	0.63%	3.88%	684%

—	1.00	0.38%	610.1	0.40%	0.74%	0.50%	0.64%	N/A
(0.03)	1.00	2.95%	683.4	0.36%	2.93%	0.46%	2.83%	N/A
(0.05)	1.00	5.14%	741.6	0.35%	5.03%	0.45%	4.93%	N/A
(0.05)	1.00	4.85%	590.6	0.35%	4.80%	0.45%	4.70%	N/A
(0.03)	1.00	2.86%	373.7	0.46%	2.85%	0.46%	2.85%	N/A
(0.01)	1.00	0.97%	323.2	0.46%	1.00%	0.47%	0.99%	N/A

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (Thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Fund files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund’s Forms N-Q by calling 1-800-847-4836. The Fund’s most recent Form N-Q Schedule of Investments also is available on the Thrivent Financial web site (Thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Fund at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Results of Special Shareholder Meetings

A special meeting of shareholders of the Fund convened on May 15, 2009 to elect a Board of Directors for the Fund, which was proposed to consist of the following individuals: F. Gregory Campbell, Herbert F. Eggerding, Jr., Noel K. Estenson, Richard L. Gady, Richard A. Hauser, Paul R. Laubscher, Connie M. Levi, Douglas D. Sims, Constance L. Souders and Russell W. Swansen.

Shareholder votes rendered the following results:

Name	For	Against	Abstain
F. Gregory Campbell	2,230,060,599.297	63,668,730.158	0
Herbert F. Eggerding, Jr.	2,229,626,109.015	64,103,220.440	0
Noel K. Estenson	2,231,231,249.319	62,498,080.136	0
Richard L. Gady	2,235,029,533.871	58,699,795,584	0
Richard A. Hauser	2,234,611,711.552	59,117,617.903	0
Paul R. Laubscher	2,233,475,854.996	60,253,474.459	0
Connie M. Levi	2,233,417,037.974	60,312,291.481	0
Douglas D. Sims	2,236,577,110.600	57,152,218.855	0
Constance L. Souders	2,236,506,034.706	57,223,294.749	0
Russell W. Swansen	2,233,631,600.817	60,097,728.638	0

In addition, a special meeting of shareholders of the Aggressive Allocation Portfolio, the Moderately Aggressive Allocation Portfolio, the Moderate Allocation Portfolio and the Moderately Conservative Allocation Portfolio convened on May 15, 2009 to approve a new investment advisory fee structure for each of these Portfolios.

Shareholder votes rendered the following results:

Name	For	Against	Abstain	Broker Non-Votes
Aggressive Allocation Portfolio	34,962,189.804	4,273,250.953	2,716,606.243	0
Moderately Aggressive Allocation Portfolio	133,332,930.478	12,121,426.891	11,347,691.632	0
Moderate Allocation Portfolio	170,235,996.230	15,171,690.144	17,263,857.253	0
Moderately Conservative Allocation Portfolio	68,205,211.963	5,689,351.130	5,722,625.907	0

Board Approval of Investment Subadvisory Agreement

At their meeting on May 28, 2009, the members of the Board of Directors (the “Board”), including the Independent Directors, unanimously voted to approve a new investment subadvisory agreement (the “Subadvisory Agreement”) among the Fund (on behalf of Thrivent Partner Technology Portfolio (the “Portfolio”)), Thrivent Financial and Goldman Sachs Asset Management, L.P. (“GSAM”). In connection with its approval of the Subadvisory Agreement, the Board considered the following factors: The nature, extent, and quality of the services provided by the Subadviser; the investment performance of the Portfolio; the costs of the services to be provided and profits anticipated to be realized; the extent to which economies of scale may be realized as the Portfolio grows; and whether fee breakpoint levels reflect these economies of scale for the benefit of the Portfolio’s shareholders.

Additional Information

(unaudited)

The Board, including the Independent Directors, reviewed information presented by Thrivent Financial addressing the factors listed above. The Independent Directors were represented by independent counsel throughout the meeting.

Management began by discussing its process for selecting a new subadviser to recommend to the Board, which included identifying appropriate candidates and convening representatives from cross-functional areas within Thrivent (i.e., Investments, Product Management, Marketing, Accounting, Legal, Compliance and Investment Operations) to interview the candidates. Management then reviewed with the Board the proposed Subadvisory Agreement and reported that Thrivent Financial’s subadvisory due diligence committee had met with representatives of GSAM to learn more about how GSAM would manage a technology portfolio. Management stated that the scope and quality of services under the new investment subadvisory agreement with GSAM was expected to be at least equivalent to the scope and quality of services provided by Thrivent Financial, which, prior to the appointment of GSAM, was the exclusive investment adviser to the Portfolio. The Board also received information relating to GSAM’s investment process and research capabilities. In addition, the Board took into consideration that GSAM acts as a subadviser to four other Thrivent mutual funds (i.e., Thrivent Partner Mid Cap Value Portfolio and Fund, and Thrivent Partner Worldwide Allocation Portfolio and Fund) and the information made in presentations to the Board in the recent past concerning its investment process and research capabilities, among other things.

The Board received regular monthly performance reports, which included both the absolute and relative investment performance of the Portfolio. In addition, in connection with each of its regular quarterly meetings, the Board received more extensive information on the performance of the Portfolio, including absolute performance, relative performance rankings within the Portfolio’s Lipper peer group and performance as compared to benchmark index returns. The Board observed that the Portfolio’s relative performance versus its peer group had been inconsistent. The Board also received information regarding GSAM’s absolute and relative performance of its technology portfolio, which is managed in a substantially identical manner to the manner in which GSAM would manage the Portfolio. The Board observed that for the one-, three- and five-year periods ended March 31, 2009, the technology portfolio managed by GSAM had outperformed the median return of its peer group.

With respect to fees to be paid to GSAM under the Subadvisory Agreement, the Board reviewed the amount of the fees and considered that the contract had been negotiated at arm’s length between Thrivent Financial and GSAM and that the markup for additional services to be provided by Thrivent Financial was reasonable. The Board was also informed of all material separate arrangements for unrelated services between GSAM and Thrivent Financial or its affiliates.

The Directors noted that fees under the Subadvisory Agreement are paid by Thrivent Financial out of its investment advisory fees. At its previous meeting on November 11, 2008, the Board considered whether economies of scale might be realized as the Portfolio’s assets increase. Because of differences between funds as to management style and cost, it is difficult to generalize as to whether or to what extent economies in the advisory function may be realized as a fund’s assets increase. Typically, expected economies of scale, where they exist, are shared through the use of fee breakpoints and/or fee waivers by Thrivent Financial. At the November meeting, the Directors considered information provided by Thrivent Financial related to breakpoints and fee waivers provided by Thrivent Financial. Thrivent Financial explained that its general goal with respect to fee waivers, expense reimbursements and breakpoints was that the overall expense ratio for the Portfolio should be at or below the median expense ratio of its peer group. Thrivent Financial noted that the Portfolio had net operating expenses of 0.87%, below the median net operating expense ratio of 1.10% for its peer group, placing the Portfolio in the 15th percentile for net operating expenses. The Board also noted that while some portfolios of the Fund were increasing in assets and others were decreasing in assets, the portfolios overall were not experiencing significant asset growth. Based on the factors discussed above, the Board, including all of the Independent Directors, approved the Subadvisory Agreement with GSAM.

Thrivent Series Fund, Inc.

Supplement to Prospectus dated April 30, 2009

With respect to Thrivent Aggressive Allocation Portfolio

The second paragraph of the “Principal Strategies” section on page 4 of the prospectus is deleted in its entirety and replaced with the following:

The Portfolio will pursue its asset allocation strategy by investing in a combination of Thrivent mutual funds (the “Underlying Portfolios”) and other financial instruments (the “direct investments”).

The “Principal Risks” section on pages 5 through 6 of the prospectus is revised to reflect the fact that the Portfolio not only invests in Underlying Portfolios but also direct investments. In addition, the second paragraph of the “Underlying Portfolio Risk” factor is deleted in its entirety and replaced with the following:

As a shareholder of the Portfolio, you will bear your share of the Portfolio’s operating expenses as well as the Portfolio’s share of the Underlying Portfolios’ operating expenses. Consequently, an investment in the Portfolio would result in higher aggregate operating costs than investing directly in the Underlying Portfolios.

Effective June 1, 2009, the “Fees and Expenses” table and its introductory paragraph on page 7 of the prospectus are deleted in their entirety and replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Because the Portfolio invests, in part, in Underlying Portfolios, there are two layers of fees and expenses associated with an investment in the Portfolio that you will bear: (1) the fees and expenses directly incurred by the Portfolio itself, and (2) the fees and expenses associated with the Portfolio’s investments in the Underlying Portfolios. The table also reflects a 20% allocation to direct investments, although the actual allocation may vary over time. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	N/A
Maximum Deferred Sales Charge (Load)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (expenses that are deducted from Portfolio assets)
Management Fees[1]	0.27%
Other Expenses	0.05%
Acquired Portfolio (Underlying Portfolio) Fees and Expenses	0.55%
Total Annual Portfolio Operating Expenses	0.87%

[1]

Management Fees are calculated by multiplying the applicable advisory fee on direct investments (0.60%) by the percentage of assets allocated to direct investments (20%) and adding such amount to the applicable advisory fee on all assets (0.15%), which includes both direct investments and Underlying Portfolios.

In addition, the expense “Example” table on page 7 of the prospectus is deleted in its entirety and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Thrivent Aggressive Allocation Portfolio	$89	$278	$482	$1,073

The date of this Supplement is May 29, 2009

Please include this Supplement with your Prospectus

Thrivent Series Fund, Inc.

Supplement to Prospectus dated April 30, 2009

With respect to Thrivent Moderately Aggressive Allocation Portfolio

The second paragraph of the “Principal Strategies” section on page 8 of the prospectus is deleted in its entirety and replaced with the following:

The Portfolio will pursue its asset allocation strategy by investing in a combination of Thrivent mutual funds (the “Underlying Portfolios”) and other financial instruments (the “direct investments”).

The “Principal Risks” section on pages 8 through 10 of the prospectus is revised to reflect the fact that the Portfolio not only invests in Underlying Portfolios but also direct investments. In addition, the second paragraph of the “Underlying Portfolio Risk” factor is deleted in its entirety and replaced with the following:

As a shareholder of the Portfolio, you will bear your share of the Portfolio’s operating expenses as well as the Portfolio’s share of the Underlying Portfolios’ operating expenses. Consequently, an investment in the Portfolio would result in higher aggregate operating costs than investing directly in the Underlying Portfolios.

Effective June 1, 2009, the “Fees and Expenses” table and its introductory paragraph on page 10 of the prospectus are deleted in their entirety and replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Because the Portfolio invests, in part, in Underlying Portfolios, there are two layers of fees and expenses associated with an investment in the Portfolio that you will bear: (1) the fees and expenses directly incurred by the Portfolio itself, and (2) the fees and expenses associated with the Portfolio’s investments in the Underlying Portfolios. The table also reflects a 20% allocation to direct investments, although the actual allocation may vary over time. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	N/A
Maximum Deferred Sales Charge (Load)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (expenses that are deducted from Portfolio assets)
Management Fees[1]	0.24%
Other Expenses	0.04%
Acquired Portfolio (Underlying Portfolio) Fees and Expenses	0.53%
Total Annual Portfolio Operating Expenses	0.81%

[1]

Management Fees are calculated by multiplying the applicable advisory fee on direct investments (0.55%) by the percentage of assets allocated to direct investments (20%) and adding such amount to the applicable advisory fee on all assets (0.13%), which includes both direct investments and Underlying Portfolios.

In addition, the expense “Example” table on page 11 of the prospectus is deleted in its entirety and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Thrivent Moderately Aggressive Allocation Portfolio	$83	$259	$450	$1,002

The date of this Supplement is May 29, 2009

Please include this Supplement with your Prospectus

Thrivent Series Fund, Inc.

Supplement to Prospectus dated April 30, 2009

With respect to Thrivent Moderate Allocation Portfolio

The second paragraph of the “Principal Strategies” section on page 12 of the prospectus is deleted in its entirety and replaced with the following:

The Portfolio will pursue its asset allocation strategy by investing in a combination of Thrivent mutual funds (the “Underlying Portfolios”) and other financial instruments (the “direct investments”).

The “Principal Risks” section on pages 12 through 14 of the prospectus is revised to reflect the fact that the Portfolio not only invests in Underlying Portfolios but also direct investments. In addition, the second paragraph of the “Underlying Portfolio Risk” factor is deleted in its entirety and replaced with the following:

As a shareholder of the Portfolio, you will bear your share of the Portfolio’s operating expenses as well as the Portfolio’s share of the Underlying Portfolios’ operating expenses. Consequently, an investment in the Portfolio would result in higher aggregate operating costs than investing directly in the Underlying Portfolios.

Effective June 1, 2009, the “Fees and Expenses” table and its introductory paragraph on page 14 of the prospectus are deleted in their entirety and replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Because the Portfolio invests, in part, in Underlying Portfolios, there are two layers of fees and expenses associated with an investment in the Portfolio that you will bear: (1) the fees and expenses directly incurred by the Portfolio itself, and (2) the fees and expenses associated with the Portfolio’s investments in the Underlying Portfolios. The table also reflects a 20% allocation to direct investments, although the actual allocation may vary over time. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	N/A
Maximum Deferred Sales Charge (Load)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (expenses that are deducted from Portfolio assets)
Management Fees[1]	0.23%
Other Expenses	0.04%
Acquired Portfolio (Underlying Portfolio) Fees and Expenses	0.48%
Total Annual Portfolio Operating Expenses	0.75%

[1]

Management Fees are calculated by multiplying the applicable advisory fee on direct investments (0.50%) by the percentage of assets allocated to direct investments (20%) and adding such amount to the applicable advisory fee on all assets (0.13%), which includes both direct investments and Underlying Portfolios.

In addition, the expense “Example” table on page 15 of the prospectus is deleted in its entirety and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Thrivent Moderate Allocation Portfolio	$77	$240	$417	$930

The date of this Supplement is May 29, 2009

Please include this Supplement with your Prospectus

Thrivent Series Fund, Inc.

Supplement to Prospectus dated April 30, 2009

With respect to Thrivent Moderately Conservative Allocation Portfolio

The second paragraph of the “Principal Strategies” section on page 16 of the prospectus is deleted in its entirety and replaced with the following:

The Portfolio will pursue its asset allocation strategy by investing in a combination of Thrivent mutual funds (the “Underlying Portfolios”) and other financial instruments (the “direct investments”).

The “Principal Risks” section on pages 16 through 18 of the prospectus is revised to reflect the fact that the Portfolio not only invests in Underlying Portfolios but also direct investments. In addition, the second paragraph of the “Underlying Portfolio Risk” factor is deleted in its entirety and replaced with the following:

As a shareholder of the Portfolio, you will bear your share of the Portfolio’s operating expenses as well as the Portfolio’s share of the Underlying Portfolios’ operating expenses. Consequently, an investment in the Portfolio would result in higher aggregate operating costs than investing directly in the Underlying Portfolios.

Effective June 1, 2009, the “Fees and Expenses” table and its introductory paragraph on pages 18 through 19 of the prospectus are deleted in their entirety and replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Because the Portfolio invests, in part, in Underlying Portfolios, there are two layers of fees and expenses associated with an investment in the Portfolio that you will bear: (1) the fees and expenses directly incurred by the Portfolio itself, and (2) the fees and expenses associated with the Portfolio’s investments in the Underlying Portfolios. The table also reflects a 20% allocation to direct investments, although the actual allocation may vary over time. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	N/A
Maximum Deferred Sales Charge (Load)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (expenses that are deducted from Portfolio assets)
Management Fees[1]	0.23%
Other Expenses	0.04%
Acquired Portfolio (Underlying Portfolio) Fees and Expenses	0.44%
Total Annual Portfolio Operating Expenses	0.71%

[1]

Management Fees are calculated by multiplying the applicable advisory fee on direct investments (0.45%) by the percentage of assets allocated to direct investments (20%) and adding such amount to the applicable advisory fee on all assets (0.14%), which includes both direct investments and Underlying Portfolios.

In addition, the expense “Example” table on page 19 of the prospectus is deleted in its entirety and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Thrivent Moderately Conservative Allocation Portfolio	$73	$227	$395	$883

The date of this Supplement is May 29, 2009

Please include this Supplement with your Prospectus

THRIVENT VARIABLE LIFE ACCOUNT I

THRIVENT VARIABLE INSURANCE ACCOUNT A

TLIC VARIABLE INSURANCE ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT I

THRIVENT VARIABLE ANNUITY ACCOUNT II

THRIVENT VARIABLE ANNUITY ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT B

TLIC VARIABLE ANNUITY ACCOUNT A

Supplement to Prospectuses dated April 30, 2009

With respect to Thrivent Technology Subaccount

As described in the prospectuses for Contracts offered by the Variable Accounts listed above, we allocate premiums based on your designation to one or more Subaccounts of the Variable Account associated with your Contract. The assets of each Subaccount are invested in a corresponding Portfolio of Thrivent Series Fund, Inc. (“the Fund”).

Effective July 1, 2009, the name of Thrivent Technology Portfolio of the Fund, has changed to become “Thrivent Partner Technology Portfolio” (the “Portfolio”). Correspondingly, the Subaccount that invests in the Portfolio has changed its name to “Thrivent Partner Technology Subaccount.” All references to Thrivent Technology Portfolio or Thrivent Technology Subaccount are replaced by the new names.

In addition, the language of the investment objective for the Portfolio has been amended to read as follows, although the objective remains the same:

The Portfolio seeks long-term growth of capital.

Also effective July 1, 2009, the prospectuses for Contracts offered by the Variable Accounts listed above are amended to reflect the hiring of Goldman Sachs Asset Management, L.P. as subadviser to the Portfolio.

The supplement to the prospectus for the Fund dated June 25, 2009 describes further information about the investment objectives and attendant risks of Thrivent Partner Technology Portfolio.

The date of this Supplement is June 25, 2009

Please include this Supplement with your Prospectus

Thrivent Financial for Lutherans

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

Toll-Free Telephone Number

800-847-4836

Thrivent Series Fund, Inc.

Supplement to Prospectus dated April 30, 2009

With respect to Thrivent Technology Portfolio

Effective July 1, 2009, pages 20 through 21 and pages 110-111 of the prospectus are amended to reflect the hiring of Goldman Sachs Asset Management, L.P. as subadviser to this portfolio and the ensuing changes in the investment strategies and risks.

The name of the portfolio has changed to “Thrivent Partner Technology Portfolio.”

The language of the “Investment Objective” on page 20 has changed to the following, although the objective remains the same:

The Portfolio seeks long-term growth of capital.

The “Principal Strategies” section on page 20 is deleted in its entirety and replaced with the following:

Under normal circumstances, the Portfolio, through its subadviser Goldman Sachs Asset Management, L.P., invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of technology companies. Technology companies may include companies engaged in technology-oriented businesses in the following industries: information technology, telecommunications services, computer and electronics retail, internet retail, aerospace and defense, data processing services, electrical components and equipment, and media.

The subadviser invests primarily in common stocks and may invest in foreign securities, including those in emerging markets. Securities may be purchased without regard to market capitalization, and the Portfolio will likely have exposure to the securities of small and medium sized companies. In addition, the subadviser may invest in a relatively few number of issuers; therefore, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments. Should the Adviser determine that the Portfolio would benefit from reducing the percentage of its assets invested in securities of technology companies from 80% to a lesser amount, we will notify you at least 60 days prior to such a change.

Goldman Sachs Asset Management, L.P. (“GSAM”)

When selecting potential investments, GSAM employs fundamental investment research techniques to identify issuers that meet particular investment criteria, which include the following: strong brand name, dominant market share, recurring revenue streams, free cash flow generation, long product life cycles, enduring competitive advantages and excellent management. GSAM will typically sell a position if an issuer’s long-term fundamentals deteriorate, if the security reaches full valuation, if the issuer pursues a strategy that, in GSAM’s view, does not maximize shareholder value, or if the position grows beyond a weight with which GSAM is comfortable from a risk management standpoint.

The “Principal Risks” section is amended. The “Investment Adviser Risk” factor on page 21 of the prospectus is deleted in its entirety and replaced with the following risk factors:

Internet Risk. Stock prices of Internet and Internet-related companies and therefore the value of the Portfolio will experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

Small and Mid Cap Risk. Small- and medium-sized companies often have greater price volatility, lower trading volumes, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. In addition, small cap companies seldom pay significant dividends that could cushion returns in a falling market.

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to nations in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries and events in any one country could cause the Portfolio’s share price to decline.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Certain securities (e.g., small-cap stocks and foreign securities) often have a less liquid resale market. As a result, the Portfolio may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Portfolio believes they are worth.

Investment Adviser Risk. The Portfolio is actively managed and the success of the Portfolio’s investment strategy depends significantly on the skills of the Adviser and/or subadviser(s) in assessing the potential of the securities in which the Portfolio invests. This assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

The listing of the Subadvised Portfolios on page 110, as that term is defined on that page, is amended to include the Thrivent Partner Technology Portfolio.

The description for Thrivent Technology Portfolio in the “Portfolio Management” section on page 111 is deleted in its entirety and replaced with the following:

Thrivent Partner Technology Portfolio

Thrivent Financial has engaged Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, as investment subadviser for Thrivent Partner Technology Portfolio. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of approximately $739.4 billion. GSAM uses its Growth Investment Team to manage the Portfolio. Steven M. Barry and David G. Shell, CFA are co-portfolio managers to the Portfolio, and each is a Managing Director, Chief Investment Officer and Senior Portfolio Manager at GSAM. Mr. Barry and Mr. Shell have been with GSAM since the respective years of 1999 and 1997.

The date of this Supplement is June 25, 2009

Please include this Supplement with your Prospectus

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We’re Listening to You!

In response to concerns regarding multiple mailings, we send one copy of an annual and semiannual report and one copy of a prospectus for Thrivent Series Fund, Inc., to each household. This consolidation helps reduce printing and postage costs, thereby saving money and reducing waste. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. Or you can enroll in eDelivery today at Thrivent.com and receive your annual and semiannual reports and prospectus electronically.

625 Fourth Ave. S., Minneapolis, MN 55415-1665 Thrivent.com • email: mail@thrivent.com 800-THRIVENT (800-847-4836)

23572SAR R8-09

Item 2.	Code of Ethics

Not applicable to semiannual report

Item 3.	Audit Committee Financial Expert

Not applicable to semiannual report

Item 4.	Principal Accountant Fees and Services

Not applicable to semiannual report

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(1)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(2)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 27, 2009	THRIVENT SERIES FUND, INC.

	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 27, 2009	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Date: August 27, 2009	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer